UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01944

Principal Variable Contracts Funds, Inc.

(Exact name of registrant as specified in charter)

801 Grand Avenue, Des Moines, IA	50309
(Address of principal executive offices)	(Zip code)

Principal Global Investors, LLC, 801 Grand Avenue, Des Moines, IA 50309

(Name and address of agent for service)

Registrant’s telephone number, including area code:		515-248-0156
Date of fiscal year end:	December 31, 2017
Date of reporting period:	December 31, 2017

ITEM 1 – REPORT TO STOCKHOLDERS

Principal®

Principal Variable Contracts Funds, Inc.

Annual Report
December 31, 2017

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Table of Contents

Economic & Financial Market Review	1
Important Account Information	2
Bond Market Index Account	3
Core Plus Bond Account	4
Diversified Balanced Account	5
Diversified Balanced Managed Volatility Account	6
Diversified Balanced Volatility Control Account	7
Diversified Growth Account	8
Diversified Growth Managed Volatility Account	9
Diversified Growth Volatility Control Account	10
Diversified Income Account	11
Diversified International Account	12
Equity Income Account	13
Government & High Quality Bond Account	14
Income Account	15
International Emerging Markets Account	16
LargeCap Growth Account	17
LargeCap Growth Account I	18
LargeCap S&P 500 Index Account	19
LargeCap S&P 500 Managed Volatility Index Account	20
LargeCap Value Account	21
MidCap Account	22
Multi-Asset Income Account	23
Principal Capital Appreciation Account	24
Principal LifeTime 2010 Account	25
Principal LifeTime 2020 Account	26
Principal LifeTime 2030 Account	27
Principal LifeTime 2040 Account	28
Principal LifeTime 2050 Account	29
Principal LifeTime 2060 Account	30
Principal LifeTime Strategic Income Account	31
Real Estate Securities Account	32
SAM Balanced Portfolio	33
SAM Conservative Balanced Portfolio	34
SAM Conservative Growth Portfolio	35
SAM Flexible Income Portfolio	36
SAM Strategic Growth Portfolio	37
Short-Term Income Account	38
SmallCap Account	39
Financial Statements	40
Notes to Financial Statements	85
Schedules of Investments	115
Financial Highlights (Includes performance information)	270
Report of Independent Registered Public Accounting Firm	298
Shareholder Expense Example	300
Supplemental Information	305

Not FDIC or NCUA insured

Economic & Financial Market Review

The world economic expansion that began in 2016 continued through 2017, evidenced by robust, accelerating world growth, a surge in world stock indices, soaring business and consumer attitudes, and confidence near multi-decade highs. While the world economy is firing on all cylinders, inflation is missing. However, the Federal Reserve’s (Fed) favorite inflation measure gained some ground, with the headline up to 1.8% and the core (ex food and energy) up to 1.5%, near the 2% target. Closely watched inflation gauges in the Eurozone and Japan are both 0.9% and appear to be trending higher. Core producer prices, which often lead broader inflation gauges, also appear to be trending higher around the world.

After a slow first quarter, the U.S. economy had two quarters of 3% annualized growth and year-end data suggest fourth quarter growth could match it. Business sentiment remains robust. Capital spending stayed strong in the fourth quarter; core capital goods orders (non-defense, ex aircraft) jumped an annualized 18% over three months through November. Wage and salary income grew 4.5% year-over-year, and the savings rate fell to 2.9%, consistent with soaring confidence in consumer’s financial futures. New-home sales in November rocketed 17.5%. While consumer confidence fell a bit in December, surveys are still near 17-year highs.

The first major change in U.S. tax law in three decades is on the books and it could add 0.25% to 0.5% to U.S. growth for several quarters. Continental Europe transitioned from struggling recovery to sustained expansion despite political anxieties. Markit’s initial December survey of manufacturers was excellent. The composite survey (services and manufacturing) was the highest since the fiscal crisis. Germany’s income from operations (IFO) business sentiment indicator hovers near all-time highs and French business confidence was the best since 2007. Employment is up 1.7% over the prior year in December and the jobless rate is falling rapidly.

While political worries have not disappeared, they’ve lessened substantially from early 2017. An extraordinarily accommodative European Central Bank has kept financial conditions easy and interest rates low. Japan benefitted from widespread global growth. The Japanese economy is likely past its peak in momentum, but growth is still well above trend. Third quarter real gross domestic product (GDP) growth was 2.5% annualized over the prior quarter. Japanese exports surged 16.2% year-over-year in November and the jobless rate is an incredibly low 2.7%. Core inflation has trended higher, up 0.9% over the prior year, so the Bank of Japan may be winning its long fight against deflation. Chinese officials tightened policy effectively without jarring the economy and the synchronized world expansion helped China’s exports.

The momentum in the stock market was especially strong in the fourth quarter with the S&P 500 returning 6.6%, begging the question of where the economy goes from here in 2018. The unique combination of events that made 2017 returns so strong most likely will not be repeated. Most Wall Street analysts anticipate gains, though more modest.

*	Unless otherwise stated, all data from Bloomberg

Important Account Information

The following information applies to all accounts shown in the annual report (unless noted):

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each account, the illustration is based on performance of the Class 1 shares, except for Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Balanced Volatility Control Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Growth Volatility Control Account, and Diversified Income Account which are based on the performance of the Class 2 shares. The performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional, or call 800-222-5852.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Account’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Bond Market Index Account

Investment Advisor: Principal Global Investors, LLC
Sub-Advisor: Mellon Capital Management Corporation

Value of a $10,000 Investment* May 15, 2012 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	Since Inception	Inception Date
Class 1 Shares	3.27%	1.74%	1.92%	5/15/12

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, Bond Market Index uses a sampling approach to invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments designed to replicate the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") at the time of purchase. The Index is composed of investment grade, fixed rate debt issues with maturities of one year or more, including government securities, corporate securities, and asset-backed and mortgage-backed securities (securitized products). Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Account does not purchase all of the securities in the Index. Instead, the Account uses a sampling methodology to purchase securities with generally the same risk and return characteristics of the Index. Under normal circumstances, the Account maintains an average portfolio duration that is in line with the duration of the Index.

The U.S. bond market produced a gain for the past year as measured by the Barclays Aggregate Index. Bond prices remained firm on benign inflation, expectations that the Fed would be patient raising interest rates, and U.S. bonds' relative attractiveness among global bond markets. Corporate spreads narrowed. The corporate sector posted positive and excess returns versus duration-neutral Treasuries. Industrials were the best performers on an excess return basis while utilities rose the most on a total return basis. The securitized sector also made gains a total return basis and relative to duration-neutral Treasuries. All sectors of the Bloomberg Barclays Aggregate Bond Index had positive total and relative returns. The yield curve flattened. Short-term rates rose as the Fed tightened interest rates, while the longer-term yields were little changed as inflation remained tame. The flattening of the yield curve led to underperformance of intermediate sectors. Intermediate Treasuries rose marginally versus gain for long Treasuries. Higher quality bonds underperformed. Intermediate corporates rose marginally versus long corporates.

Core Plus Bond Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	4.81%	2.52%	3.86%	12/18/87	-
Class 2 Shares	4.50%	2.25%	3.59%	5/1/15	12/18/87

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, Core Plus Bond invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds or other debt securities at the time of purchase. The bonds and other debt securities in which the Account invests include intermediate maturity fixed-income securities, which are rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Services ("S&P") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's"). The fixed-income securities in which the Account invests include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including collateralized mortgage obligations); asset-backed securities or mortgage-backed securities representing an interest in a pool of mortgage loans or other assets (securitized products); corporate bonds; and securities issued or guaranteed by foreign governments payable in U.S. dollars. The Account also invests in foreign securities, and up to 20% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

The portfolio outperformed the Bloomberg Barclays Aggregate index driven mainly by an out-of-index allocation to below investment-grade corporate bonds. Security selection within investment-grade corporate bonds contributed. Underweight to U.S. Treasury securities and overweight to investment-grade corporate bonds contributed. Curve positioning detracted. Security selection within ABS/CMO securities detracted. A higher allocation to below investment-grade corporate bonds and emerging market debt, which were the best performing sectors would have benefitted the portfolio.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Diversified Balanced Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 30, 2009 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date***
Class 1 Shares	11.63%	7.71%	7.74%	5/1/17	12/30/09
Class 2 Shares	11.43%	7.67%	7.72%	12/30/09	-

What contributed to or detracted from Account performance during the fiscal year?

The investment option is an asset allocation investment option that invests in a mix of Principal Index Funds and Principal PVC Index Accounts with an emphasis on managing volatility. The underlying investment options are attempting to replicate the returns of the index, minus the expense ratios. Its target weight to equities is 50% and the portfolio is rebalanced back to target on a monthly basis.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 2 share class, adjusted for the fees and expenses of the share class shown.

     Diversified Balanced Managed Volatility Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2013 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	Since Inception	Inception Date
Class 2 Shares	10.90%	6.19%	10/31/13

What contributed to or detracted from Account performance during the fiscal year?

The investment option is an asset allocation investment option that invests in a mix of Principal Index Funds and Principal PVC Index Accounts with an emphasis on managing volatility. The underlying investment options are attempting to replicate the returns of the index, minus the expense ratios. Its target weight to equities is 50% and the portfolio is rebalanced back to target on a monthly basis.

     Diversified Balanced Volatility Control Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* March 30, 2017 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	Since Inception	Inception Date
Class 2 Shares	8.10%	3/30/17

What contributed to or detracted from Account performance during the fiscal year?

The investment option is an asset allocation investment option that invests in a mix of Principal Index Funds and Principal PVC Index Accounts. The underlying investment options are attempting to replicate the returns of the index, minus the expense ratios. Its target weight to equities is 50% and the portfolio is rebalanced back to target on a monthly basis.

Diversified Growth Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 30, 2009 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	Since Inception	Inception Date
Class 2 Shares	14.21%	9.49%	9.09%	12/30/09

What contributed to or detracted from Account performance during the fiscal year?

This investment option is an asset allocation investment option that invests in a mix of Principal Index Funds and Principal PVC Index Accounts. The underlying investment options are attempting to replicate the returns of the index, minus the expense ratios. Its target weight to equities is 65% and the portfolio is rebalanced back to target on a monthly basis.

     Diversified Growth Managed Volatility Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 31, 2013 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year		Since Inception	Inception Date
Class 2 Shares	13	. %	7.30%	10/31/13

What contributed to or detracted from Account performance during the fiscal year?

The investment option is an asset allocation investment option that invests in a mix of Principal Index Funds and Principal PVC Index Accounts with an emphasis on managing volatility. The underlying investment options are attempting to replicate the returns of the index, minus the expense ratios. Its target weight to equities is 65% and the portfolio is rebalanced back to target on a monthly basis.

     Diversified Growth Volatility Control Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* March 30, 2017 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	Since Inception	Inception Date
Class 2 Shares	9.70%	3/30/17

What contributed to or detracted from Account performance during the fiscal year?

This investment option is an asset allocation investment option that invests in a mix of Principal Index Funds and Principal PVC Index Accounts. The underlying investment options are attempting to replicate the returns of the index, minus the expense ratios. Its target weight to equities is 65% and the portfolio is rebalanced back to target on a monthly basis.

Diversified Income Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* May 15, 2012 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	Since Inception	Inception Date
Class 2 Shares	8.81%	5.87%	6.18%	5/15/12

What contributed to or detracted from Account performance during the fiscal year?

This investment option is an asset allocation investment option that invests in a mix of Principal Index Funds and Principal PVC Index Accounts. The underlying investment options are attempting to replicate the returns of the index, minus the expense ratios. Its target weight to equities is 5% and the portfolio is rebalanced back to target on a monthly basis.

Diversified International Account

Investment Advisor: Principal Global Investors, LLC

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Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	29.06%	8.14%	1.89%	5/2/94
Class 2 Shares	28.79%	7.90%	1.62%	1/8/07

What contributed to or detracted from Account performance during the fiscal year?

Diversified International invests primarily in foreign equity securities. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Account typically invests in foreign securities of at least 30 countries. Primary consideration is given to securities of corporations of developed areas, such as Japan, Western Europe, Canada, Australia, and New Zealand; however, the Account also invests in emerging market securities. The Account invests in equity securities of small, medium, and large market capitalization companies.

Stock selection in the information technology sector contributed, led by overweight to Tencent Holdings Ltd, a leading Chinese internet platform (QQ and Weixin). Stock selection in the consumer discretionary sector contributed driven by overweight to TAL Education Group, a leading China-based education service provider focusing on the preparation of foreign language testing and K-12 tutoring segments. Stock selection in the healthcare sector contributed driven by overweight to Switzerland-bases Lonza Group AG, one of the world's leading custom contract manufacturers of biotech drugs, as well as a leading provider of chemical ingredients for a variety of products. Stock selection in Denmark detracted, led by overweight to Pandora AS, a Danish company that manufactures and distributes affordable luxury jewelry. Stock selection in the telecommunication services sector detracted, led by overweight to SoftBank Group Corp., one of Japan's largest mobile telecom companies, the third largest listed company in Japan, and the 62nd largest in the world. Stock selection in South Africa detracted, led by lack-of-allocation to Naspers Limited, a South African domiciled Internet and Media company.

Equity Income Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	21.08%	14.09%	7.81%	4/28/98
Class 2 Shares	20.77%	13.80%	7.54%	5/1/01

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, the Equity Income Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities at the time of each purchase. The Account usually invests in equity securities of companies with large market capitalizations. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Value Index. The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account also invests in real estate investment trusts and securities of foreign issuers.

Lack of allocation to General Electric contributed as it disappointed with anemic sales growth and concerns for its future growth deepened. Allocation to Fidelity National Financial contributed as increased residential purchases drove title business revenue and cost discipline led to wider margins. Allocation to Apple contributed, helped by both iPhone and services business segments. Allocation to Kroger detracted as deflation in food prices hampered top-line growth and the industry saw increased price competition. Additionally, news of Amazon buying Whole Foods sent the grocer's shares down further. Lack of allocation to Bank of America detracted from relative performance, as the large benchmark constituent outperformed the market on banking industry strength. Lack of allocation to Wal-Mart Stores detracted as the retail giant surprised to the upside following many periods of lackluster results.

Government & High Quality Bond Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	1.88%	1.69%	3.54%	5/6/93
Class 2 Shares	1.50%	1.41%	3.27%	11/6/01

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, the Government & High Quality Bond Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated, at the time of purchase, AAA by Standard & Poor's Ratings Services ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, in the opinion of the Sub-Advisor of comparable quality including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities (securitized products). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays Fixed-Rate MBS Index. The Account also invests in mortgage-backed securities that are not issued by the U.S. government, its agencies or instrumentalities or rated AAA by S&P, AAA by Fitch, or Aaa by Moody's, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities.

Overweight to non-agency CMBS contributed. Security selection in low coupon Fannie Mae MBS passthroughs contributed. Overweight to non-agency collateralized mortgage obligation (CMO) contributed. Overweight to Fannie Mae agency CMOs detracted. Overweight to Freddie Mac agency CMOs detracted. Overweight to Ginnie Mae agency CMBS detracted.

Income Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	5.12%	3.18%	5.39%	5/7/93
Class 2 Shares	4.87%	2.93%	5.13%	11/6/01

What contributed to or detracted from Account performance during the fiscal year?

Principal Income Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (securitized products) (including collateralized mortgage obligations), up to 35% of which may be in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated, at the time of purchase, Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Ratings Services ("S&P") (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. The Account also invests in foreign securities.

Overweight to the energy sector contributed. Overweight to the transportation sector contributed. Overweight to the utility sector contributed. Security selection in the consumer non-cyclical sector detracted. Security selection in the basic industry sector detracted. Security selection in the insurance sector detracted.

International Emerging Markets Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	40.84%	3.95%	0.85%	10/24/00	-
Class 2 Shares	40.51%	3.70%	0.61%	5/1/15	10/24/00

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, International Emerging Markets invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of each purchase. The Account invests in equity securities of small, medium, and large market capitalization companies.

Regional performance was highlighted by gains in Asia, and the EMEA region was marginally ahead of the benchmark. China, India, and Brazil were the top relative performing countries while Asia was the best performing region on a relative basis. The information technology sector, mostly in China and South Korea, stood out as the top performing sector. Latin America slightly underperformed. Mexico, Poland, and Thailand were the largest detractors. Financials, materials, and consumer staples drove the underperformance in Mexico. Peru and Chile marginally detracted from performance.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

LargeCap Growth Account

Investment Advisor: Principal Global Investors, LLC
Sub-Advisor: Columbus Circle Investors

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	34.89%	14.86%	6.69%	5/2/94
Class 2 Shares	34.54%	14.58%	6.44%	1/8/07

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, LargeCap Growth invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Allocation to Wynn Resorts contributed due to favorable results and market share gains at its Palace casino and the continued recovery in Macau gaming activity. Allocation to Intuitive Surgical contributed due to optimism that the recently introduced da Vinci X product will stimulate an upgrade cycle from the lower priced da Vinci Si version as well expansion into more general surgery applications, and growth overseas. Allocation to Caterpillar contributed as a result of the ongoing synchronized global economic recovery, and improved resource mining and construction spending worldwide. Allocation to Celgene detracted due to suffering from several pipeline disappointments. Lack of allocation to Boeing Company detracted as it was strong based on an inflection in cashflow growth and the outline of several cost savings initiatives such as automation, factory optimization and supplier cost reductions. Allocation to Ulta Beauty detracted due to competitive concerns (potential infringement from Amazon), and worries about promotional pricing (department store discounting and Ulta increasing the number of products included in its yearly Fall sales events).

LargeCap Growth Account I

Investment Advisor: Principal Global Investors, LLC
Sub-Advisors: Brown Advisory, LLC, and T. Rowe Price Associates, Inc.

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	33.71%	16.63%	10.50%	6/1/94	-
Class 2 Shares	33.38%	16.36%	10.24%	5/1/15	6/1/94

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, LargeCap Growth I invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Stock selection in the healthcare, consumer staples, and information technology sectors aided performance. Overweight to the information technology sector contributed to returns. Underweight to the consumer staples sector aided performance. Stock selection in the financials and consumer discretionary sector hindered performance. Overweight to the consumer staples sector dragged on performance. Underweight to the industrials sector detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

LargeCap S&P 500 Index Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	21.49%	15.45%	8.18%	5/3/99	-
Class 2 Shares	21.20%	15.17%	7.93%	5/1/15	5/3/99

What contributed to or detracted from Account performance during the fiscal year?

Principal LargeCap S&P 500 Index was in line with the S&P 500 index. The strategy uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of negative stock market performance. Nine of the 11 economic sectors posted positive returns with the materials and information technology sectors providing the largest positive returns. Vertex Pharmaceuticals Incorporated, Boeing Company, and PayPal Holdings Inc contributed. The energy and telecommunication services sectors recorded the worst returns. Advance Auto Parts, Inc., Mattel, Inc., and General Electric Company detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

LargeCap S&P 500 Managed Volatility Index Account

Investment Advisor: Principal Global Investors, LLC
Sub-Advisors: Spectrum Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2013 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	Since Inception	Inception Date
Class 1 Shares	19.55%	11.24%	10/31/13

What contributed to or detracted from Account performance during the fiscal year?

This investment option employs a passive indexing strategy designed to attempt to track market performance. In addition, the investment option employs an active volatility management strategy which seeks to produce gains regardless of market direction and mitigate volatility.

LargeCap Value Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date***	Performance
					Inception Date***
Class 1 Shares	16.83%	12.70%	6.49%	5/13/70	-
Class 2 Shares	16.53%	12.42%	6.23%	5/1/15	5/13/70

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, LargeCap Value invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Value Index. The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.

Stock selection in the healthcare, industrials, and energy sectors was the most effective. Lack of allocation to General Electric Company contributed. Overweight to Anthem, Inc. contributed to performance. Overweight to Wal-Mart Stores, Inc. contributed to performance. Stock selection in the consumer discretionary, information technology, and utilities sectors was less effective. Overweight to Oracle Corporation detracted from performance. Underweight to Intel Corporation detracted. Overweight to Nabors Industries Ltd. detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

MidCap Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	25.51%	16.33%	11.70%	12/18/87	-
Class 2 Shares	25.19%	16.04%	11.41%	9/9/09	12/18/87

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, MidCap invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of each purchase. For this Account, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap® Index. The Account invests in foreign securities.

SBA Communications, which owns and operates wireless communications tower structures in the Unites States, Latin America, and Canada, contributed due to the growing use of mobile data. Brookfield Asset Management, an owner and operator of real asset-based businesses around the world, contributed as it has grown its operating platform and expanded its global capital raising ability. Moody's, one of the three major credit rating agencies, contributed. S&P Global, a collection of high margin, low capital businesses with durable competitive positions, contributed primarily due to strength in its rating business. Fidelity National Financial (FNF) is the largest title insurer in the United States, an essential but overlooked component of property ownership. FNF, which insures against any imperfections in the title of a property, contributed on solid home purchase trends. AutoZone, a retailer in the auto parts aftermarket, serving primarily consumers who repair their own vehicles, detracted. O'Reilly Automotive, a leading auto parts aftermarket retailer, detracted as sales growth was slower than the previous year. Macquarie, which operates four separate infrastructure related business in the U.S., detracted due to interest rate expectations moving higher. DaVita, which offers kidney care and manages and operates medical groups, detracted as the company faced pressures related to reimbursement rates. HD Supply, one of the largest industrial and specialty construction distributor in North America, detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Multi-Asset Income Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* July 28, 2015 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	Since Inception	Inception Date
Class 1 Shares	11.99%	6.88%	7/28/15
Class 2 Shares	11.84%	6.65%	7/28/15

What contributed to or detracted from Account performance during the fiscal year?

Multi-Asset Income is a fund of funds and invests in Institutional Class shares of Principal Funds, Inc. ("PFI"). In pursuing its investment objective, the Account's underlying funds consist of domestic and foreign equity funds, fixed-income funds, and other funds that aim to offer diversification beyond traditional equity and fixed income securities.

From an asset allocation perspective, underweight to Preferred Securities and Real Estate contributed to total returns as both asset classes struggled to keep up with the total returns produced by the broad equity markets. From an income perspective, about a third of the portfolio's return was derived from dividends and coupon payments. The largest contributors to the income component was the the High Yield Fund, the Preferred Securities Fund and the Global Diversified Income Fund. The Global Diversified Income Fund, which underperformed its index, detracted from total returns

Principal Capital Appreciation Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	20.75%	14.96%	8.61%	4/28/98
Class 2 Shares	20.46%	14.68%	8.34%	11/6/01

What contributed to or detracted from Account performance during the fiscal year?

Principal Capital Appreciation invests primarily in equity securities of companies with any market capitalization, but has a greater exposure to large market capitalization companies than small or medium market capitalization companies. The Account invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Allocation to Boeing contributed as it outperformed on strong free cash flow growth, which helped fund another dividend raise and continued share buybacks. Allocation to Fidelity National Financial contributed as increased residential purchases drove title business revenue and cost discipline led to wider margins. Allocation to Adobe Systems contributed as the company continued to benefit from its transition to cloud. Allocation to Kroger detracted as deflation in food prices hampered top-line growth and the industry saw increased price competition. Additionally, news of Amazon buying Whole Foods sent the grocer's shares down further. Allocation to AmTrust Financial Services was a top detractor, falling sharply due to filing delays and restatements, and materially weaker fundamentals. Allocation to Cimarex Energy detracted as it traded down along with its exploration and production (E&P) peers on weaker commodity prices.

Principal LifeTime 2010 Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	11.42%	6.12%	4.16%	8/30/04

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2010 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives contributed to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds by a wide margin over the last 12 months. U.S. equity active manager performance remains a driver of positive performance. Most notably from the LargeCap Growth I (T. Rowe Price & Brown Advisory), MidCap Value III (Barrow Hanley & PGI), MidCap (PGI), SmallCap Growth I (Alliance Bernstein, Brown, & Emerald), Equity Income (Principal Global Investors), and LargeCap Value III (WestWood & Barrow Hanley) Funds. Active manager performance from the Short-Term Income Fund (Principal Global Investors) was a positive, particularly in the near dated funds where allocations are greater While many U.S. equity strategies have experienced a rebound in performance, a couple continue to lag. Most notably, the SmallCap Value II (DFA, LA Capital, & Vaughan Nelson) and Blue Chip (Principal Global Investors) Funds detracted. Exposure to the Overseas Fund (Barrow Hanley & Causeway) produced a negative style effect. Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Due to the strong performance of equities over the last 12 months, our overweight to real assets was a detractor to overall performance.

Principal LifeTime 2020 Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	15.00%	8.08%	4.92%	8/30/04	-
Class 2 Shares	14.70%	7.81%	4.68%	5/1/15	8/30/04

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2020 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives contributed to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds by a wide margin over the last 12 months. U.S. equity active manager performance remains a driver of positive performance. Most notably from the LargeCap Growth I (T. Rowe Price & Brown Advisory), MidCap Value III (Barrow Hanley & PGI), MidCap (PGI), SmallCap Growth I (Alliance Bernstein, Brown, & Emerald), Equity Income (Principal Global Investors), and LargeCap Value III (WestWood & Barrow Hanley) Funds. Active manager performance from the Short-Term Income Fund (Principal Global Investors) was a positive, particularly in the near dated funds where allocations are greater While many U.S. equity strategies have experienced a rebound in performance, a couple continue to lag. Most notably, the SmallCap Value II (DFA, LA Capital, & Vaughan Nelson) and Blue Chip (Principal Global Investors) Funds detracted. Exposure to the Overseas Fund (Barrow Hanley & Causeway) produced a negative style effect. Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Due to the strong performance of equities over the last 12 months, our overweight to real assets was a detractor to overall performance.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime 2030 Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	18.26%	9.34%	5.21%	8/30/04	-
Class 2 Shares	17.95%	9.06%	4.96%	5/1/15	8/30/04

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2030 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives contributed to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds by a wide margin over the last 12 months. U.S. equity active manager performance remains a driver of positive performance. Most notably from the LargeCap Growth I (T. Rowe Price & Brown Advisory), MidCap Value III (Barrow Hanley & PGI), MidCap (PGI), SmallCap Growth I (Alliance Bernstein, Brown, & Emerald), Equity Income (Principal Global Investors), and LargeCap Value III (WestWood & Barrow Hanley) Funds. Active manager performance from the Short-Term Income Fund (Principal Global Investors) was a positive, particularly in the near dated funds where allocations are greater While many U.S. equity strategies have experienced a rebound in performance, a couple continue to lag. Most notably, the SmallCap Value II (DFA, LA Capital, & Vaughan Nelson) and Blue Chip (Principal Global Investors) Funds detracted. Exposure to the Overseas Fund (Barrow Hanley & Causeway) produced a negative style effect. Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Due to the strong performance of equities over the last 12 months, our overweight to real assets was a detractor to overall performance.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime 2040 Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	20.68%	10.41%	5.57%	8/30/04	-
Class 2 Shares	20.41%	10.14%	5.33%	5/1/15	8/30/04

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2040 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives contributed to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds by a wide margin over the last 12 months. U.S. equity active manager performance remains a driver of positive performance. Most notably from the LargeCap Growth I (T. Rowe Price & Brown Advisory), MidCap Value III (Barrow Hanley & PGI), MidCap (PGI), SmallCap Growth I (Alliance Bernstein, Brown, & Emerald), Equity Income (Principal Global Investors), and LargeCap Value III (WestWood & Barrow Hanley) Funds. Active manager performance from the Short-Term Income Fund (Principal Global Investors) was a positive, particularly in the near dated funds where allocations are greater While many U.S. equity strategies have experienced a rebound in performance, a couple continue to lag. Most notably, the SmallCap Value II (DFA, LA Capital, & Vaughan Nelson) and Blue Chip (Principal Global Investors) Funds detracted. Exposure to the Overseas Fund (Barrow Hanley & Causeway) produced a negative style effect. Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Due to the strong performance of equities over the last 12 months, our overweight to real assets was a detractor to overall performance.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime 2050 Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	22.14%	10.97%	5.71%	8/30/04	-
Class 2 Shares	21.89%	10.70%	5.47%	5/1/15	8/30/04

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2050 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives contributed to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds by a wide margin over the last 12 months. U.S. equity active manager performance remains a driver of positive performance. Most notably from the LargeCap Growth I (T. Rowe Price & Brown Advisory), MidCap Value III (Barrow Hanley & PGI), MidCap (PGI), SmallCap Growth I (Alliance Bernstein, Brown, & Emerald), Equity Income (Principal Global Investors), and LargeCap Value III (WestWood & Barrow Hanley) Funds. Active manager performance from the Short-Term Income Fund (Principal Global Investors) was a positive, particularly in the near dated funds where allocations are greater While many U.S. equity strategies have experienced a rebound in performance, a couple continue to lag. Most notably, the SmallCap Value II (DFA, LA Capital, & Vaughan Nelson) and Blue Chip (Principal Global Investors) Funds detracted. Exposure to the Overseas Fund (Barrow Hanley & Causeway) produced a negative style effect. Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Due to the strong performance of equities over the last 12 months, our overweight to real assets was a detractor to overall performance.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime 2060 Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* May 1, 2013 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	Since Inception	Inception Date
Class 1 Shares	22.74%	10.17%	5/1/13

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2060 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives contributed to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds by a wide margin over the last 12 months. U.S. equity active manager performance remains a driver of positive performance. Most notably from the LargeCap Growth I (T. Rowe Price & Brown Advisory), MidCap Value III (Barrow Hanley & PGI), MidCap (PGI), SmallCap Growth I (Alliance Bernstein, Brown, & Emerald), Equity Income (Principal Global Investors), and LargeCap Value III (WestWood & Barrow Hanley) Funds. Active manager performance from the Short-Term Income Fund (Principal Global Investors) was a positive, particularly in the near dated funds where allocations are greater While many U.S. equity strategies have experienced a rebound in performance, a couple continue to lag. Most notably, the SmallCap Value II (DFA, LA Capital, & Vaughan Nelson) and Blue Chip (Principal Global Investors) Funds detracted. Exposure to the Overseas Fund (Barrow Hanley & Causeway) produced a negative style effect. Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Due to the strong performance of equities over the last 12 months, our overweight to real assets was a detractor to overall performance.

Principal LifeTime Strategic Income Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	8.76%	4.41%	3.56%	8/30/04

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Strategic Income Account invests according to an asset allocation strategy designed for investors primarily seeking current income and secondarily capital appreciation. The Account's asset allocation is designed for investors who are approximately 15 years beyond the normal retirement age of 65. The Account is a fund of funds that invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Exposure to liquid alternatives contributed to the near dated portfolios, due to their minimal sensitivity to interest rate movements. This asset class outperformed core bonds by a wide margin over the last 12 months. U.S. equity active manager performance remains a driver of positive performance. Most notably from the LargeCap Growth I (T. Rowe Price & Brown Advisory), MidCap Value III (Barrow Hanley & PGI), MidCap (PGI), SmallCap Growth I (Alliance Bernstein, Brown, & Emerald), Equity Income (Principal Global Investors), and LargeCap Value III (WestWood & Barrow Hanley) Funds. Active manager performance from the Short-Term Income Fund (Principal Global Investors) was a positive, particularly in the near dated funds where allocations are greater While many U.S. equity strategies have experienced a rebound in performance, a couple continue to lag. Most notably, the SmallCap Value II (DFA, LA Capital, & Vaughan Nelson) and Blue Chip (Principal Global Investors) Funds detracted. Exposure to the Overseas Fund (Barrow Hanley & Causeway) produced a negative style effect. Manager performance of the Global Opportunities Fund (Principal Global Investors) was also a detractor. While Global Opportunities has significant U.S. equity exposure, the manager selection effect is displayed in the non-U.S. portion of attribution. Due to the strong performance of equities over the last 12 months, our overweight to real assets was a detractor to overall performance.

Real Estate Securities Account

Investment Advisor: Principal Global Investors, LLC
Sub-Advisor: Principal Real Estate Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	9.19%	10.74%	8.75%	5/1/98
Class 2 Shares	8.94%	10.46%	8.48%	1/8/07

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, Real Estate Securities invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry at the time of each purchase. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account invests in equity securities of small, medium, and large market capitalization companies.

Stock selection and sector allocation contributed to performance. Overweight to non-benchmark stocks in the tower section contributed. Overweight to and strong stock selection in data centers contributed, led by Interxion Holding N.V. and Equinix, due to secular growth in the space. An overweight to the single-family rental space, particularly in Starwood Waypoint Homes and Invitations Home, contributed to relative performance once the two companies announced a well-received merger. Hilton Worldwide Holdings Inc. led performance from the hotel group. Underweight to healthcare stocks contributed as they were relatively flat for the year. Selection in the office and self-storage sectors contributed. Lack of allocation to DuPont Fabros Technology and Digital Realty Trust detracted in a period where Digital Realty Trust announced the acquisition of DuPont Fabros Technology. Overweight to Spirit Realty Trust detracted due to tenant credit issues that led to a guidance cut and management change in the year.

SAM Balanced Portfolio

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	15.21%	8.94%	6.14%	6/3/97
Class 2 Shares	14.88%	8.66%	5.87%	11/6/01

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection in mid-cap equities was the largest contributor. Strategic allocation to international emerging market equities, which outperformed their developed market counterparts, aided performance. Security selection in large-cap value equities contributed. Strategic underweight to large-cap growth equities, which outperformed all other U.S. equity asset classes, was the largest detractor. Strategic overweight to multi-alternatives hindered performance, as their modest returns lagged the strong equity returns. Strategic allocation to treasury inflation protection securities (TIPS), which underperformed most fixed income asset classes, detracted.

SAM Conservative Balanced Portfolio

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	11.46%	6.86%	5.66%	4/23/98
Class 2 Shares	11.14%	6.60%	5.40%	11/6/01

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic allocation to international emerging market equities, which outperformed their developed market counterparts, was the largest contributor. Security selection in mid-cap value equities aided performance. Strategic and tactical allocation to high yield bonds, which outperformed other fixed income asset classes, contributed. Strategic underweight to large-cap growth equities, which outperformed all other U.S. equity asset classes, was the largest detractor from performance. Security selection in investment-grade corporate bonds hindered performance. Strategic and tactical allocation to treasury inflation protection securities (TIPS), which underperformed most fixed income asset classes, detracted.

SAM Conservative Growth Portfolio

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	19.78%	10.88%	6.32%	6/3/97
Class 2 Shares	19.46%	10.61%	6.05%	11/6/01

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection in mid-cap equities was the largest contributor. Strategic allocation to international emerging market equities, which outperformed their developed market counterparts, aided performance. Strong security selection in large-cap value equities, which underperformed their growth counterparts, contributed to performance. Strategic underweight to large-cap growth equities, which outperformed all other U.S. equity asset classes, was the largest detractor from performance. Strategic and tactical allocation to multi-alternatives hindered performance, as their modest returns lagged the strong equity returns. Strategic and tactical overweight to mid-cap value equities, which underperformed their growth counterparts, detracted.

SAM Flexible Income Portfolio

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	8.41%	5.52%	5.52%	9/9/97
Class 2 Shares	8.13%	5.25%	5.24%	11/6/01

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic and tactical overweight to high yield bonds, which outperformed most other fixed income asset classes, was the largest positive contributor to performance. Security selection in high yield bonds aided performance. Strategic and tactical underweight to government bonds, which underperformed other fixed income asset classes, contributed to performance. Security selection in mid-cap value equities contributed. Strategic and tactical allocation to international real estate, which was the top performing alternatives and specialty asset class, positively impacted results.

Security selection in investment grade corporate bonds was the largest detractor. Strategic and tactical underweight to large-cap growth equities, which outperformed all other U.S. equity asset classes, hindered performance. Strategic allocation to treasury inflation protection securities (TIPS), which underperformed most fixed income asset classes, detracted. Security selection in commercial mortgage-backed securities (CMBS) hindered performance. Strategic and tactical allocation to master limited partnerships (MLPs) detracted.

SAM Strategic Growth Portfolio

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	22.22%	12.06%	6.40%	6/3/97
Class 2 Shares	21.95%	11.78%	6.14%	11/6/01

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic and tactical allocation to international emerging market equities, which outperformed their developed market counterparts, was the largest contributor. Security selection in mid-cap equities aided performance. Security selection in international emerging market equities contributed to performance. Strategic underweight to large-cap growth equities, which outperformed all other U.S. equity asset classes, was the largest detractor. Strategic and tactical allocation to real estate investment trusts (REITs) hindered performance for, as their modest returns lagged the strong equity returns. Security selection in small-cap growth equities detracted.

Short-Term Income Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	2.39%	1.62%	2.77%	1/12/94
Class 2 Shares	1.78%	1.33%	2.48%	11/6/01

What contributed to or detracted from Account performance during the fiscal year?

Short-Term Income invests primarily in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated BBB- or higher by Standard & Poor's Ratings Services or Baa3 or higher by Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor of comparable quality. Under normal circumstances, the Account maintains an effective maturity of five years or less and an average portfolio duration that is within ±15% of the duration of the Bloomberg Barclays Credit 1-3 Year Index. The Account's investments also include corporate securities, U.S. and foreign government securities, mortgage-backed and asset backed securities (securitized products), and real estate investment trust ("REIT") securities. The Account invests in securities denominated in foreign currencies and in securities of foreign issuers.

Security selection in the banking sector contributed. Security selection in the energy sector contributed. Underweight to the Supranational sector contributed. Security selection in the agency-owned no guarantee sector detracted. Underweight to the banking sector detracted. Underweight to the finance companies sector detracted.

SmallCap Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	12.87%	15.46%	8.34%	5/1/98	-
Class 2 Shares	12.57%	15.19%	8.08%	2/17/15	5/1/98

What contributed to or detracted from Account performance during the fiscal year?

Holdings in the consumer discretionary, information technology, and investment banking were key contributors. In consumer discretionary, holdings benefited from steady consumer demand for entertainment and leisure, and continued recovery in the U.S. housing market. Information technology holdings primarily benefitted from semiconductor equipment companies where end-market demand for flash memory chips remains strong. Investment banking holdings contributed to increased merger and acquisition (M&A) activity and hopes that corporate tax reform will further boost such activity. The five individual stocks contributing most were Eldorado Resorts, PRA Health, Visteon, Insperity, and Entegris. Industrials, biotechnology, and consumer staples were key detractors. In industrials, poor stock selection, primarily in aerospace and defense, construction and engineering, and electrical equipment companies, detracted. In biotechnology, holdings produced fewer clinical trial successes than those in the index. In consumer staples, the food-products holdings performed poorly amid pricing pressures. The five individual stocks whose performance detracted most from the portfolio were: Dean Foods, Esterline Technologies, Prestige Brands, SUPERVALU, and INC Research.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	Bond Market Index	Core Plus Bond	Diversified
Amounts in thousands, except per share amounts	Account	Account	Balanced Account
Investment in securities--at cost	$2,418,062	$300,428	$7
Investment in affiliated Accounts--at cost	$193,575	$4,938	$920,768
Assets
Investment in securities--at value	$2,430,139	$300,830	$9
Investment in affiliated Accounts--at value	193,575	4,938	1,174,361
Cash	603	44	–
Deposits with counterparty	51	9	–
Receivables:
Dividends and interest	13,466	2,153	–
Expense reimbursement from Manager	204	–	–
Fund shares sold	2,230	332	140
Investment securities sold	18,931	189	5
Variation margin on futures	–	13	–
Total Assets	2,659,199	308,508	1,174,515
Liabilities
Accrued management and investment advisory fees	511	113	50
Accrued distribution fees	–	–	240
Accrued directors' expenses	8	1	3
Accrued other expenses	14	9	3
Deposits from counterparty	54	8	–
Payables:
Fund shares redeemed	266	36	144
Investment securities purchased	210,174	14,060	–
Short sales (proceeds received $104, $0 and $0 )	104	–	–
Variation margin on futures	–	27	–
Total Liabilities	211,131	14,254	440
Net Assets Applicable to Outstanding Shares	$2,448,068	$294,254	$1,174,075

Net Assets Consist of:
Capital shares and additional paid-in-capital	$2,395,284	$287,335	$879,848
Accumulated undistributed (overdistributed) net investment income (loss)	52,141	9,053	26,479
Accumulated undistributed (overdistributed) net realized gain (loss)	(11,434)	(2,617)	14,153
Net unrealized appreciation (depreciation) of investments	12,077	483	253,595
Total Net Assets	$2,448,068	$294,254	$1,174,075
Capital Stock (par value: $.01 per share):
Shares authorized	300,000	400,000	350,000
Net Asset Value Per Share:
Class 1: Net Assets	$2,448,068	$293,662	$42,702
Shares issued and outstanding	235,675	25,875	2,673
Net Asset Value per share	$10.39	$11.35	$15.98
Class 2: Net Assets	N/A	$592	$1,131,373
Shares issued and outstanding		52	70,737
Net Asset Value per share		$11.28	$15.99

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	Diversified	Diversified
	Balanced Managed	Balanced Volatility	Diversified Growth
Amounts in thousands, except per share amounts	Volatility Account	Control Account	Account
Investment in securities--at cost	$–	$6,897	$ –
Investment in affiliated Accounts--at cost	$166,200	$28,657	$3,064,342
Assets
Investment in securities--at value	$–	$7,376	$ –
Investment in affiliated Accounts--at value	181,056	28,960	3,946,733
Cash	–	17	–
Receivables:
Fund shares sold	15	1,000	153
Investment securities sold	–	–	754
Total Assets	181,071	37,353	3,947,640
Liabilities
Accrued management and investment advisory fees	8	4	167
Accrued distribution fees	39	7	837
Accrued chief compliance officer fees	–	–	1
Accrued directors' expenses	1	–	13
Accrued other expenses	3	3	4
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	10	–	905
Investment securities purchased	5	817	–
Total Liabilities	66	831	1,927
Net Assets Applicable to Outstanding Shares	$181,005	$36,522	$3,945,713

Net Assets Consist of:
Capital shares and additional paid-in-capital	$158,431	$35,158	$2,928,666
Accumulated undistributed (overdistributed) net investment income (loss)	6,426	423	95,735
Accumulated undistributed (overdistributed) net realized gain (loss)	1,292	159	38,921
Net unrealized appreciation (depreciation) of investments	14,856	782	882,391
Total Net Assets	$181,005	$36,522	$3,945,713
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	300,000
Net Asset Value Per Share:
Class 2: Net Assets	$181,005	$36,522	$3,945,713
Shares issued and outstanding	14,782	3,381	223,367
Net Asset Value per share	$12.25	$10.80	$17.66

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	Diversified Growth	Diversified Growth
	Managed Volatility	Volatility Control	Diversified Income
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in securities--at cost	$–	$32,197	$ –
Investment in affiliated Accounts--at cost	$319,251	$133,984	$239,446
Assets
Investment in securities--at value	$–	$34,428	$ –
Investment in affiliated Accounts--at value	355,156	136,556	268,207
Cash	–	274	–
Receivables:
Fund shares sold	258	4,228	470
Total Assets	355,414	175,486	268,677
Liabilities
Accrued management and investment advisory fees	15	16	11
Accrued distribution fees	75	34	56
Accrued directors' expenses	1	1	1
Accrued other expenses	3	3	3
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	107	–	243
Investment securities purchased	151	3,663	228
Total Liabilities	352	3,717	542
Net Assets Applicable to Outstanding Shares	$355,062	$171,769	$268,135

Net Assets Consist of:
Capital shares and additional paid-in-capital	$301,908	$163,858	$232,553
Accumulated undistributed (overdistributed) net investment income (loss)	14,574	2,231	5,251
Accumulated undistributed (overdistributed) net realized gain (loss)	2,675	877	1,570
Net unrealized appreciation (depreciation) of investments	35,905	4,803	28,761
Total Net Assets	$355,062	$171,769	$268,135
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	50,000
Net Asset Value Per Share:
Class 2: Net Assets	$355,062	$171,769	$268,135
Shares issued and outstanding	27,905	15,652	20,440
Net Asset Value per share	$12.72	$10.97	$13.12

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	Diversified		Government &
	International	Equity Income	High Quality Bond
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in securities--at cost	$216,808	$325,302	$248,465
Investment in affiliated Accounts--at cost	$4,483	$10,695	$2,862
Foreign currency--at cost	$44	$–	$–
Assets
Investment in securities--at value	$289,865	$588,329	$240,163
Investment in affiliated Accounts--at value	4,483	10,695	2,862
Foreign currency--at value	44	–	–
Cash	1	–	21
Receivables:
Dividends and interest	999	1,554	1,219
Fund shares sold	64	105	105
Investment securities sold	35	–	–
Total Assets	295,491	600,683	244,370
Liabilities
Accrued management and investment advisory fees	208	245	105
Accrued distribution fees	–	6	–
Accrued custodian fees	31	–	–
Accrued directors' expenses	1	2	1
Accrued other expenses	9	15	4
Deposits from counterparty	–	–	–
Payables:
Deferred foreign tax	51	–	–
Fund shares redeemed	46	317	119
Investment securities purchased	302	–	–
Total Liabilities	648	585	229
Net Assets Applicable to Outstanding Shares	$294,843	$600,098	$244,141

Net Assets Consist of:
Capital shares and additional paid-in-capital	$218,816	$289,152	$246,910
Accumulated undistributed (overdistributed) net investment income (loss)	3,129	15,365	8,670
Accumulated undistributed (overdistributed) net realized gain (loss)	(118)	32,554	(3,137)
Net unrealized appreciation (depreciation) of investments, net of deferred foreign tax	73,006	263,027	(8,302)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	10	–	–
Total Net Assets	$294,843	$600,098	$244,141
Capital Stock (par value: $.01 per share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$292,975	$572,629	$241,839
Shares issued and outstanding	17,221	21,955	24,785
Net Asset Value per share	$17.01	$26.08	$9.76
Class 2: Net Assets	$1,868	$27,469	$2,302
Shares issued and outstanding	109	1,062	236
Net Asset Value per share	$17.14	$25.87	$9.75

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

		International
		Emerging Markets	LargeCap Growth
Amounts in thousands, except per share amounts	Income Account	Account	Account
Investment in securities--at cost	$200,732	$86,349	$87,095
Investment in affiliated Accounts--at cost	$8,980	$1,056	$1,377
Foreign currency--at cost	$–	$8	$–
Assets
Investment in securities--at value	$212,330	$114,402	$119,584
Investment in affiliated Accounts--at value	8,980	1,056	1,377
Foreign currency--at value	–	8	–
Cash	35	–	12
Receivables:
Dividends and interest	1,894	243	54
Expense reimbursement from Manager	–	6	–
Fund shares sold	87	162	15
Investment securities sold	–	147	–
Total Assets	223,326	116,024	121,042
Liabilities
Accrued management and investment advisory fees	94	120	70
Accrued distribution fees	1	–	–
Accrued custodian fees	–	22	–
Accrued directors' expenses	1	–	1
Accrued other expenses	3	5	3
Deposits from counterparty	–	–	–
Payables:
Deferred foreign tax	–	180	–
Fund shares redeemed	164	3	66
Investment securities purchased	–	24	–
Total Liabilities	263	354	140
Net Assets Applicable to Outstanding Shares	$223,063	$115,670	$120,902

Net Assets Consist of:
Capital shares and additional paid-in-capital	$208,432	$87,352	$79,508
Accumulated undistributed (overdistributed) net investment income (loss)	7,126	1,031	255
Accumulated undistributed (overdistributed) net realized gain (loss)	(4,093)	(586)	8,650
Net unrealized appreciation (depreciation) of investments, net of deferred foreign tax	11,598	27,873	32,489
Total Net Assets	$223,063	$115,670	$120,902
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$220,194	$114,735	$119,450
Shares issued and outstanding	21,184	5,914	3,643
Net Asset Value per share	$10.39	$19.40	$32.79
Class 2: Net Assets	$2,869	$935	$1,452
Shares issued and outstanding	277	48	45
Net Asset Value per share	$10.35	$19.29	$32.63

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

			LargeCap S&P 500
	LargeCap Growth	LargeCap S&P 500	Managed Volatility
Amounts in thousands, except per share amounts	Account I	Index Account	Index Account
Investment in securities--at cost	$190,823	$1,541,855	$157,100
Investment in affiliated Accounts--at cost	$7,803	$46,339	$13,672
Assets
Investment in securities--at value	$294,508	$2,517,546	$208,231
Investment in affiliated Accounts--at value	7,803	46,339	13,672
Cash	1	100	8
Deposits with counterparty	532	–	125
Receivables:
Dividends and interest	106	2,614	225
Expense reimbursement from Manager	4	–	–
Fund shares sold	358	1,856	70
Investment securities sold	86	–	–
Total Assets	303,398	2,568,455	222,331
Liabilities
Accrued management and investment advisory fees	193	550	86
Accrued distribution fees	–	1	–
Accrued directors' expenses	1	9	1
Accrued other expenses	8	20	6
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	50	487	–
Investment securities purchased	267	–	–
Options and swaptions contracts written (premiums received $0, $0 and $390)	–	–	200
Variation margin on futures	30	168	12
Total Liabilities	549	1,235	305
Net Assets Applicable to Outstanding Shares	$302,849	$2,567,220	$222,026

Net Assets Consist of:
Capital shares and additional paid-in-capital	$175,670	$1,473,590	$181,168
Accumulated undistributed (overdistributed) net investment income (loss)	106	42,547	3,107
Accumulated undistributed (overdistributed) net realized gain (loss)	23,320	74,722	(13,589)
Net unrealized appreciation (depreciation) of investments	103,753	976,361	51,340
Total Net Assets	$302,849	$2,567,220	$222,026
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	300,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$302,147	$2,563,986	$222,026
Shares issued and outstanding	9,691	141,934	16,545
Net Asset Value per share	$31.18	$18.06	$13.42
Class 2: Net Assets	$702	$3,234	N/A
Shares issued and outstanding	23	180
Net Asset Value per share	$30.99	$17.95

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	LargeCap Value		Multi-Asset Income
Amounts in thousands, except per share amounts and Multi-Asset Income Account	Account	MidCap Account	Account
Investment in securities--at cost	$128,763	$366,362	$ –
Investment in affiliated Accounts--at cost	$930	$1,423	$256,425
Assets
Investment in securities--at value	$149,488	$591,318	$ –
Investment in affiliated Accounts--at value	930	1,423	267,090
Cash	–	261	–
Receivables:
Dividends and interest	176	226	181
Expense reimbursement from Manager	–	–	2,596
Fund shares sold	8	44	821
Prepaid directors’ expenses	–	–	1
Prepaid expenses	–	–	5
Total Assets	150,602	593,272	270,694
Liabilities
Accrued management and investment advisory fees	76	269	90
Accrued distribution fees	–	4	64
Accrued directors' expenses	–	2	–
Accrued professional fees	–	–	2,802
Accrued other expenses	4	5	–
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	13	96	44
Investment securities purchased	–	–	958
Total Liabilities	93	376	3,958
Net Assets Applicable to Outstanding Shares	$150,509	$592,896	$266,736

Net Assets Consist of:
Capital shares and additional paid-in-capital	$114,213	$294,177	$245,645
Accumulated undistributed (overdistributed) net investment income (loss)	2,441	1,810	9,392
Accumulated undistributed (overdistributed) net realized gain (loss)	13,130	71,953	1,034
Net unrealized appreciation (depreciation) of investments	20,725	224,956	10,665
Total Net Assets	$150,509	$592,896	$266,736
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	105,000	200,000,000
Net Asset Value Per Share:
Class 1: Net Assets	$150,184	$575,104	$241,231
Shares issued and outstanding	4,633	9,679	21,453
Net Asset Value per share	$32.41	$59.42	$11.24
Class 2: Net Assets	$325	$17,792	$25,505
Shares issued and outstanding	10	301	2,281
Net Asset Value per share	$32.23	$59.05	$11.18

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	Principal Capital
	Appreciation	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	Account	2010 Account	2020 Account
Investment in securities--at cost	$96,854	$–	$–
Investment in affiliated Accounts--at cost	$3,795	$38,261	$178,739
Assets
Investment in securities--at value	$159,561	$–	$–
Investment in affiliated Accounts--at value	3,795	41,839	198,612
Cash	7	–	–
Receivables:
Dividends and interest	202	–	–
Fund shares sold	5	93	172
Total Assets	163,570	41,932	198,784
Liabilities
Accrued management and investment advisory fees	87	–	–
Accrued distribution fees	2	–	–
Accrued directors' expenses	1	–	1
Accrued other expenses	4	3	3
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	34	24	149
Investment securities purchased	444	69	22
Total Liabilities	572	96	175
Net Assets Applicable to Outstanding Shares	$162,998	$41,836	$198,609

Net Assets Consist of:
Capital shares and additional paid-in-capital	$91,038	$36,304	$168,114
Accumulated undistributed (overdistributed) net investment income (loss)	1,694	1,092	5,157
Accumulated undistributed (overdistributed) net realized gain (loss)	7,539	862	5,465
Net unrealized appreciation (depreciation) of investments	62,727	3,578	19,873
Total Net Assets	$162,998	$41,836	$198,609
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	100,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$154,472	$41,836	$197,935
Shares issued and outstanding	5,412	3,119	14,027
Net Asset Value per share	$28.54	$13.41	$14.11
Class 2: Net Assets	$8,526	N/A	$674
Shares issued and outstanding	302		48
Net Asset Value per share	$28.25		$14.03

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2030 Account	2040 Account	2050 Account
Investment in affiliated Accounts--at cost	$135,501	$56,645	$27,978
Assets
Investment in affiliated Accounts--at value	$153,325	$64,139	$32,390
Receivables:
Fund shares sold	812	161	27
Total Assets	154,137	64,300	32,417
Liabilities
Accrued directors' expenses	1	–	–
Accrued professional fees	–	–	3
Accrued other expenses	3	3	–
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	65	18	7
Investment securities purchased	747	143	20
Total Liabilities	816	164	30
Net Assets Applicable to Outstanding Shares	$153,321	$64,136	$32,387

Net Assets Consist of:
Capital shares and additional paid-in-capital	$127,040	$53,032	$25,845
Accumulated undistributed (overdistributed) net investment income (loss)	3,872	1,387	687
Accumulated undistributed (overdistributed) net realized gain (loss)	4,585	2,223	1,443
Net unrealized appreciation (depreciation) of investments	17,824	7,494	4,412
Total Net Assets	$153,321	$64,136	$32,387
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$152,469	$63,759	$31,610
Shares issued and outstanding	11,575	3,992	2,024
Net Asset Value per share	$13.17	$15.97	$15.62
Class 2: Net Assets	$852	$377	$777
Shares issued and outstanding	65	24	50
Net Asset Value per share	$13.08	$15.88	$15.53

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

		Principal LifeTime
	Principal LifeTime	Strategic Income	Real Estate
Amounts in thousands, except per share amounts	2060 Account	Account	Securities Account
Investment in securities--at cost	$–	$–	$121,656
Investment in affiliated Accounts--at cost	$5,296	$22,693	$190
Assets
Investment in securities--at value	$–	$–	$156,836
Investment in affiliated Accounts--at value	5,714	24,633	190
Receivables:
Dividends and interest	–	–	613
Fund shares sold	18	42	49
Total Assets	5,732	24,675	157,688
Liabilities
Accrued management and investment advisory fees	–	–	118
Accrued distribution fees	–	–	1
Accrued professional fees	2	3	–
Accrued other expenses	–	–	3
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	1	9	84
Investment securities purchased	17	33	37
Total Liabilities	20	45	243
Net Assets Applicable to Outstanding Shares	$5,712	$24,630	$157,445

Net Assets Consist of:
Capital shares and additional paid-in-capital	$4,992	$21,831	$107,768
Accumulated undistributed (overdistributed) net investment income (loss)	113	631	2,655
Accumulated undistributed (overdistributed) net realized gain (loss)	189	228	11,842
Net unrealized appreciation (depreciation) of investments	418	1,940	35,180
Total Net Assets	$5,712	$24,630	$157,445
Capital Stock (par value: $.01 per share):
Shares authorized	100,000	100,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$5,712	$24,630	$154,615
Shares issued and outstanding	397	2,034	7,499
Net Asset Value per share	$14.38	$12.11	$20.62
Class 2: Net Assets	N/A	N/A	$2,830
Shares issued and outstanding			137
Net Asset Value per share			$20.70

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands, except per share amounts	Portfolio	Balanced Portfolio	Growth Portfolio
Investment in affiliated Accounts--at cost	$665,547	$177,900	$293,397
Assets
Investment in affiliated Accounts--at value	$788,425	$199,050	$347,110
Receivables:
Dividends and interest	445	123	148
Fund shares sold	260	29	107
Investment securities sold	1,616	600	78
Total Assets	790,746	199,802	347,443
Liabilities
Accrued management and investment advisory fees	152	38	66
Accrued distribution fees	23	4	27
Accrued directors' expenses	3	1	1
Accrued other expenses	3	3	3
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	1,876	629	185
Investment securities purchased	151	63	28
Total Liabilities	2,208	738	310
Net Assets Applicable to Outstanding Shares	$788,538	$199,064	$347,133

Net Assets Consist of:
Capital shares and additional paid-in-capital	$611,568	$166,973	$268,988
Accumulated undistributed (overdistributed) net investment income (loss)	22,562	6,293	9,146
Accumulated undistributed (overdistributed) net realized gain (loss)	31,530	4,648	15,286
Net unrealized appreciation (depreciation) of investments	122,878	21,150	53,713
Total Net Assets	$788,538	$199,064	$347,133
Capital Stock (par value: $.01 per share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$678,409	$178,523	$220,054
Shares issued and outstanding	42,702	14,475	11,078
Net Asset Value per share	$15.89	$12.33	$19.86
Class 2: Net Assets	$110,129	$20,541	$127,079
Shares issued and outstanding	7,006	1,685	6,482
Net Asset Value per share	$15.72	$12.19	$19.60

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	SAM Flexible	SAM Strategic	Short-Term Income
Amounts in thousands, except per share amounts	Income Portfolio	Growth Portfolio	Account
Investment in securities--at cost	$–	$–	$157,957
Investment in affiliated Accounts--at cost	$198,575	$250,679	$2,438
Assets
Investment in securities--at value	$–	$–	$157,534
Investment in affiliated Accounts--at value	217,719	290,407	2,438
Cash	–	–	1
Receivables:
Dividends and interest	171	181	820
Expense reimbursement from Manager	–	–	1
Fund shares sold	124	14	54
Investment securities sold	–	476	–
Total Assets	218,014	291,078	160,848
Liabilities
Accrued management and investment advisory fees	42	56	70
Accrued distribution fees	5	27	–
Accrued directors' expenses	–	1	–
Accrued other expenses	3	3	5
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	33	489	27
Investment securities purchased	186	9	–
Total Liabilities	269	585	102
Net Assets Applicable to Outstanding Shares	$217,745	$290,493	$160,746

Net Assets Consist of:
Capital shares and additional paid-in-capital	$188,652	$231,665	$157,975
Accumulated undistributed (overdistributed) net investment income (loss)	7,952	6,555	3,317
Accumulated undistributed (overdistributed) net realized gain (loss)	1,997	12,545	(123)
Net unrealized appreciation (depreciation) of investments	19,144	39,728	(423)
Total Net Assets	$217,745	$290,493	$160,746
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	400,000
Net Asset Value Per Share:
Class 1: Net Assets	$194,742	$163,861	$158,446
Shares issued and outstanding	15,043	7,545	62,253
Net Asset Value per share	$12.95	$21.72	$2.55
Class 2: Net Assets	$23,003	$126,632	$2,300
Shares issued and outstanding	1,793	5,900	907
Net Asset Value per share	$12.83	$21.46	$2.54

See accompanying notes.

STATEMENT OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

Amounts in thousands, except per share amounts		SmallCap Account
Investment in securities--at cost		$168,944
Investment in affiliated Accounts--at cost		$2,243
Assets
Investment in securities--at value		$211,856
Investment in affiliated Accounts--at value		2,243
Receivables:
Dividends and interest		185
Fund shares sold		19
	Total Assets	214,303
Liabilities
Accrued management and investment advisory fees		149
Accrued distribution fees		1
Accrued directors' expenses		1
Accrued other expenses		4
Deposits from counterparty		–
Payables:
Fund shares redeemed		108
	Total Liabilities	263
Net Assets Applicable to Outstanding Shares		$214,040

Net Assets Consist of:
Capital shares and additional paid-in-capital		$157,604
Accumulated undistributed (overdistributed) net investment income (loss)		893
Accumulated undistributed (overdistributed) net realized gain (loss)		12,631
Net unrealized appreciation (depreciation) of investments		42,912
	Total Net Assets	$214,040
Capital Stock (par value: $.01 per share):
Shares authorized		200,000
Net Asset Value Per Share:
Class 1: Net Assets		$208,669
Shares issued and outstanding		12,204
Net Asset Value per share		$17.10
Class 2: Net Assets		$5,371
Shares issued and outstanding		315
Net Asset Value per share		$17.04

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	Bond Market Index	Core Plus Bond	Diversified
Amounts in thousands	Account	Account	Balanced Account(a)
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$70	$2	$29,875
Dividends	1,147	125	5
Interest	52,209	10,308	–
Total Income	53,426	10,435	29,880
Expenses:
Management and investment advisory fees	5,741	1,326	572
Distribution fees - Class 2	N/A	1	2,798
Chief compliance officer fees	4	–	2
Custodian fees	46	26	–
Directors' expenses	41	7	21
Professional fees	3	3	3
Other expenses	–	1	1
Total Gross Expenses	5,835	1,364	3,397
Less: Reimbursement from Manager	601	–	–
Total Net Expenses	5,234	1,364	3,397
Net Investment Income (Loss)	48,192	9,071	26,483

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	392	2,634	3
Investment transactions in affiliated Accounts	–	–	9,538
Futures contracts	–	116	–
Capital gain distribution received from affiliated Accounts	–	–	4,926
Short sales	(4)	–	–
Swap agreements	–	(678)	–
Change in unrealized appreciation/depreciation of:
Investments	24,012	2,275	2
Investments in affiliated Accounts	–	–	83,078
Futures contracts	–	147	–
Swap agreements	–	183	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	24,400	4,677	97,547
Net Increase (Decrease) in Net Assets Resulting from Operations	$72,592	$13,748	$124,030

(a) Class 1 shares commenced operations on May 1, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	Diversified	Diversified
	Balanced Managed	Balanced Volatility	Diversified Growth
Amounts in thousands	Volatility Account	Control Account(a)	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$6,963	$406	$107,227
Dividends	–	64	–
Total Income	6,963	470	107,227
Expenses:
Management and investment advisory fees	88	15	1,900
Distribution fees - Class 2	440	31	9,498
Chief compliance officer fees	–	–	6
Directors' expenses	5	–	67
Professional fees	3	3	3
Other expenses	–	–	3
Total Gross Expenses	536	49	11,477
Less: Reimbursement from Manager - Class 2	–	1	–
Total Net Expenses	536	48	11,477
Net Investment Income (Loss)	6,427	422	95,750

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	11	–
Investment transactions in affiliated Accounts	550	–	18,979
Capital gain distribution received from affiliated Accounts	759	148	20,824
Change in unrealized appreciation/depreciation of:
Investments	–	478	–
Investments in affiliated Accounts	10,330	304	367,391
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	11,639	941	407,194
Net Increase (Decrease) in Net Assets Resulting from Operations	$18,066	$1,363	$502,944

(a)	Period from March 30, 2017, date operations commenced, through December 31, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	Diversified Growth	Diversified Growth
	Managed Volatility	Volatility Control	Diversified Income
Amounts in thousands	Account	Account(a)	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$15,605	$2,141	$6,026
Dividends	–	301	–
Total Income	15,605	2,442	6,026
Expenses:
Management and investment advisory fees	170	70	127
Distribution fees - Class 2	848	146	637
Chief compliance officer fees	1	–	–
Directors' expenses	8	2	7
Professional fees	3	3	3
Total Expenses	1,030	221	774
Net Investment Income (Loss)	14,575	2,221	5,252

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	2	–
Investment transactions in affiliated Accounts	836	–	845
Capital gain distribution received from affiliated Accounts	1,871	875	809
Change in unrealized appreciation/depreciation of:
Investments	–	2,231	–
Investments in affiliated Accounts	25,130	2,572	14,607
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	27,837	5,680	16,261
Net Increase (Decrease) in Net Assets Resulting from Operations	$42,412	$7,901	$21,513

(a)	Period from March 30, 2017, date operations commenced, through December 31, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	Diversified		Government &
	International	Equity Income	High Quality Bond
Amounts in thousands	Account	Account	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$1	$4	$1
Dividends	6,947	15,595	25
Withholding tax	(653)	(327)	–
Interest	–	–	8,926
Total Income	6,295	15,272	8,952
Expenses:
Management and investment advisory fees	2,327	2,719	1,245
Distribution fees - Class 2	4	63	6
Chief compliance officer fees	–	1	–
Custodian fees	127	21	5
Directors' expenses	7	12	6
Professional fees	44	4	3
Other expenses	3	–	–
Total Expenses	2,512	2,820	1,265
Net Investment Income (Loss)	3,783	12,452	7,687

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $123, $0 and $0, respectively)	16,487	43,479	(748)
Foreign currency transactions	(98)	–	–
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $51, $0 and $0, respectively)	48,931	50,703	(2,359)
Translation of assets and liabilities in foreign currencies	65	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	65,385	94,182	(3,107)
Net Increase (Decrease) in Net Assets Resulting from Operations	$69,168	$106,634	$4,580

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

		International
		Emerging Markets	LargeCap Growth
Amounts in thousands	Income Account	Account	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$3	$1	$1
Dividends	36	2,596	1,017
Withholding tax	–	(278)	–
Interest	8,763	–	–
Total Income	8,802	2,319	1,018
Expenses:
Management and investment advisory fees	1,107	1,285	751
Distribution fees - Class 2	7	1	3
Custodian fees	3	79	2
Directors' expenses	6	4	4
Professional fees	3	42	3
Other expenses	–	1	–
Total Gross Expenses	1,126	1,412	763
Less: Reimbursement from Manager - Class 1	–	22	–
Total Net Expenses	1,126	1,390	763
Net Investment Income (Loss)	7,676	929	255

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(365)	11,976	10,067
Foreign currency transactions	–	(111)	–
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $0, $180 and $0, respectively)	3,846	21,490	22,296
Translation of assets and liabilities in foreign currencies	–	(1)	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	3,481	33,354	32,363
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,157	$34,283	$32,618

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

			LargeCap S&P 500
	LargeCap Growth	LargeCap S&P 500	Managed Volatility
Amounts in thousands	Account I	Index Account	Index Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$3	$14	$5
Dividends	2,173	48,098	3,990
Withholding tax	(3)	–	–
Interest	2	1	1
Total Income	2,175	48,113	3,996
Expenses:
Management and investment advisory fees	2,093	6,115	967
Distribution fees - Class 2	1	5	N/A
Chief compliance officer fees	–	4	–
Custodian fees	19	9	8
Directors' expenses	7	45	6
Professional fees	4	4	4
Other expenses	–	25	2
Total Gross Expenses	2,124	6,207	987
Less: Reimbursement from Manager	44	–	–
Total Net Expenses	2,080	6,207	987
Net Investment Income (Loss)	95	41,906	3,009

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	25,229	91,689	1,483
Futures contracts	1,203	6,351	670
Options and swaptions	–	–	2,142
Short sales	(6)	–	–
Change in unrealized appreciation/depreciation of:
Investments	52,878	336,057	31,025
Futures contracts	92	386	6
Options and swaptions	–	–	86
Short sales	(1)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	79,395	434,483	35,412
Net Increase (Decrease) in Net Assets Resulting from Operations	$79,490	$476,389	$38,421

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	LargeCap Value		Multi-Asset Income
Amounts in thousands, except Multi-Asset Income Account	Account	MidCap Account	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$–	$1	$9,598
Dividends	3,218	5,295	–
Withholding tax	–	(121)	–
Total Income	3,218	5,175	9,598
Expenses:
Management and investment advisory fees	856	3,143	66
Distribution fees - Class 2	–	41	29
Chief compliance officer fees	–	1	–
Custodian fees	4	6	–
Directors' expenses	5	12	2,229
Professional fees	3	4	3,062
Other expenses	–	4	–
Total Gross Expenses	868	3,211	5,386
Less: Reimbursement from Manager - Class 1	–	–	4,914
Less: Reimbursement from Manager - Class 2	–	–	267
Total Net Expenses	868	3,211	205
Net Investment Income (Loss)	2,350	1,964	9,393

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	13,540	86,890	–
Investment transactions in affiliated Accounts	–	–	44
Capital gain distribution received from affiliated Accounts	–	–	1,018
Change in unrealized appreciation/depreciation of:
Investments	6,453	44,727	–
Investments in affiliated Accounts	–	–	14,204
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	19,993	131,617	15,266
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,343	$133,581	$24,659

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	Principal Capital
	Appreciation	Principal LifeTime	Principal LifeTime
Amounts in thousands	Account	2010 Account	2020 Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$1	$1,099	$5,167
Dividends	2,702	–	–
Withholding tax	(3)	–	–
Total Income	2,700	1,099	5,167
Expenses:
Management and investment advisory fees	989	–	–
Distribution fees - Class 2	20	N/A	1
Custodian fees	2	–	–
Directors' expenses	5	3	5
Professional fees	4	3	3
Total Expenses	1,020	6	9
Net Investment Income (Loss)	1,680	1,093	5,158

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	9,970	–	–
Investment transactions in affiliated Accounts	–	488	2,658
Capital gain distribution received from affiliated Accounts	–	418	2,957
Change in unrealized appreciation/depreciation of:
Investments	18,186	–	–
Investments in affiliated Accounts	–	2,597	16,432
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	28,156	3,503	22,047
Net Increase (Decrease) in Net Assets Resulting from Operations	$29,836	$4,596	$27,205

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2030 Account	2040 Account	2050 Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$3,881	$1,394	$693
Total Income	3,881	1,394	693
Expenses:
Distribution fees - Class 2	1	1	1
Directors' expenses	5	3	3
Professional fees	3	3	3
Total Expenses	9	7	7
Net Investment Income (Loss)	3,872	1,387	686

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Accounts	1,668	521	518
Capital gain distribution received from affiliated Accounts	3,064	1,752	964
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	14,742	6,955	3,903
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	19,474	9,228	5,385
Net Increase (Decrease) in Net Assets Resulting from Operations	$23,346	$10,615	$6,071

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

		Principal LifeTime
	Principal LifeTime	Strategic Income	Real Estate
Amounts in thousands	2060 Account	Account	Securities Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$116	$637	$–
Dividends	–	–	3,284
Total Income	116	637	3,284
Expenses:
Management and investment advisory fees	–	–	1,394
Distribution fees - Class 2	N/A	N/A	7
Custodian fees	–	–	3
Directors' expenses	2	3	5
Professional fees	3	3	4
Other expenses	–	–	1
Total Gross Expenses	5	6	1,414
Less: Reimbursement from Manager - Class 1	2	–	–
Total Net Expenses	3	6	1,414
Net Investment Income (Loss)	113	631	1,870

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	–	12,729
Investment transactions in affiliated Accounts	20	173	–
Capital gain distribution received from affiliated Accounts	171	147	–
Change in unrealized appreciation/depreciation of:
Investments	–	–	(738)
Investments in affiliated Accounts	470	1,105	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	661	1,425	11,991
Net Increase (Decrease) in Net Assets Resulting from Operations	$774	$2,056	$13,861

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands	Portfolio	Balanced Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$24,604	$6,801	$10,188
Dividends	14	3	9
Total Income	24,618	6,804	10,197
Expenses:
Management and investment advisory fees	1,776	455	743
Distribution fees - Class 2	259	47	294
Chief compliance officer fees	1	–	1
Directors' expenses	15	5	8
Professional fees	3	3	3
Other expenses	1	–	–
Total Expenses	2,055	510	1,049
Net Investment Income (Loss)	22,563	6,294	9,148

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	11	–	–
Investment transactions in affiliated Accounts	27,358	5,737	11,120
Capital gain distribution received from affiliated Accounts	8,817	1,692	6,088
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	51,054	7,897	32,050
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	87,240	15,326	49,258
Net Increase (Decrease) in Net Assets Resulting from Operations	$109,803	$21,620	$58,406

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	SAM Flexible	SAM Strategic	Short-Term Income
Amounts in thousands	Income Portfolio	Growth Portfolio	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$8,500	$7,462	$1
Dividends	6	8	20
Interest	–	–	4,134
Total Income	8,506	7,470	4,155
Expenses:
Management and investment advisory fees	493	616	828
Distribution fees - Class 2	51	289	7
Custodian fees	–	–	9
Directors' expenses	6	7	5
Professional fees	3	3	3
Total Gross Expenses	553	915	852
Less: Reimbursement from Manager - Class 1	–	–	16
Total Net Expenses	553	915	836
Net Investment Income (Loss)	7,953	6,555	3,319

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	–	(99)
Investment transactions in affiliated Accounts	4,113	8,643	–
Capital gain distribution received from affiliated Accounts	893	5,926	–
Change in unrealized appreciation/depreciation of:
Investments	–	–	128
Investments in affiliated Accounts	4,463	32,616	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	9,469	47,185	29
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,422	$53,740	$3,348

See accompanying notes.

STATEMENT OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

Amounts in thousands	SmallCap Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$1
Dividends	2,518
Total Income	2,519
Expenses:
Management and investment advisory fees	1,724
Distribution fees - Class 2	12
Custodian fees	4
Directors' expenses	6
Professional fees	3
Total Expenses	1,749
Net Investment Income (Loss)	770

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	16,365
Change in unrealized appreciation/depreciation of:
Investments	8,266
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	24,631
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,401

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Bond Market Index Account		Core Plus Bond Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$48,192	$37,988	$9,071	$8,345
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	388	3,933	2,072	(1,350)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	24,012	(194)	2,605	4,668
Net Increase (Decrease) in Net Assets Resulting from Operations	72,592	41,727	13,748	11,663

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(42,789)	(37,281)	(8,464)	(9,412)
Class 2	N/A	N/A	(11)	(1)
Total Dividends and Distributions	(42,789)	(37,281)	(8,475)	(9,413)

Capital Share Transactions
Shares sold:
Class 1	410,455	418,661	28,130	44,214
Class 2	N/A	N/A	413	217
Shares issued in reinvestment of dividends and distributions:
Class 1	42,789	37,281	8,464	9,412
Class 2	N/A	N/A	11	1
Shares redeemed:
Class 1	(219,587)	(213,435)	(40,636)	(53,474)
Class 2	N/A	N/A	(69)	(12)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	233,657	242,507	(3,687)	358
Total Increase (Decrease)	263,460	246,953	1,586	2,608

Net Assets
Beginning of period	2,184,608	1,937,655	292,668	290,060
End of period (including undistributed net investment income as set forth below)	$2,448,068	$2,184,608	$294,254	$292,668
Undistributed (Overdistributed) Net Investment Income (Loss)	$52,141	$42,786	$9,053	$8,003

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	39,550	40,153	2,484	3,861
Class 2	N/A	N/A	36	19
Shares issued in reinvestment of dividends and distributions:
Class 1	4,118	3,527	751	824
Class 2	N/A	N/A	1	–
Shares redeemed:
Class 1	(21,105)	(20,498)	(3,584)	(4,698)
Class 2	N/A	N/A	(6)	(1)
Net Increase (Decrease)	22,563	23,182	(318)	5

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Diversified Balanced Managed
Amounts in thousands	Diversified Balanced Account		Volatility Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017 (a)	2016	2017	2016
Operations
Net investment income (loss)	$26,483	$16,114	$6,427	$2,269
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	14,467	16,140	1,309	1,225
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	83,080	39,012	10,330	6,033
Net Increase (Decrease) in Net Assets Resulting from Operations	124,030	71,266	18,066	9,527

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(678)	N/A	N/A	N/A
Class 2	(15,440)	(13,374)	(2,269)	(1,065)
From net realized gain on investments:
Class 1	(582)	N/A	N/A	N/A
Class 2	(15,560)	(10,357)	(1,235)	(891)
Total Dividends and Distributions	(32,260)	(23,731)	(3,504)	(1,956)

Capital Share Transactions
Shares sold:
Class 1	990	N/A	N/A	N/A
Class 2	17,248	49,418	8,844	29,857
Shares issued in acquisition:
Class 1	42,215	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,260	N/A	N/A	N/A
Class 2	31,000	23,731	3,504	1,956
Shares redeemed:
Class 1	(3,063)	N/A	N/A	N/A
Class 2	(106,992)	(52,148)	(14,661)	(9,012)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,342)	21,001	(2,313)	22,801
Total Increase (Decrease)	74,428	68,536	12,249	30,372

Net Assets
Beginning of period	1,099,647	1,031,111	168,756	138,384
End of period (including undistributed net investment income as set forth below)	$1,174,075	$1,099,647	$181,005	$168,756
Undistributed (Overdistributed) Net Investment Income (Loss)	$26,479	$16,114	$6,426	$2,268

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	64	N/A	N/A	N/A
Class 2	1,129	3,422	755	2,708
Shares issued in acquisition:
Class 1	2,723	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	82	N/A	N/A	N/A
Class 2	2,026	1,611	299	174
Shares redeemed:
Class 1	(196)	N/A	N/A	N/A
Class 2	(6,928)	(3,592)	(1,243)	(819)
Net Increase (Decrease)	(1,100)	1,441	(189)	2,063

(a)	Period from May 1, 2017, date operations commenced, through December 31, 2017 for Class 1 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified Balanced
Amounts in thousands	Volatility Control Account	Diversified Growth Account
		Year Ended	Year Ended
	Period Ended	December 31,	December 31,
	December 31, 2017(a)	2017	2016
Operations
Net investment income (loss)	$422	$95,750	$51,755
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	159	39,803	57,618
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	782	367,391	159,366
Net Increase (Decrease) in Net Assets Resulting from Operations	1,363	502,944	268,739

Dividends and Distributions to Shareholders
From net investment income:
Class 2	–	(51,749)	(42,304)
From net realized gain on investments:
Class 2	–	(57,807)	(39,062)
Total Dividends and Distributions	–	(109,556)	(81,366)

Capital Share Transactions
Shares sold:
Class 2	36,152	63,092	189,404
Shares issued in reinvestment of dividends and distributions:
Class 2	–	109,556	81,366
Shares redeemed:
Class 2	(993)	(209,224)	(70,737)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	35,159	(36,576)	200,033
Total Increase (Decrease)	36,522	356,812	387,406

Net Assets
Beginning of period	–	3,588,901	3,201,495
End of period (including undistributed net investment income as set forth below)	$36,522	$3,945,713	$3,588,901
Undistributed (Overdistributed) Net Investment Income (Loss)	$423	$95,735	$51,734

Increase (Decrease) in Capital Shares
Shares sold:
Class 2	3,477	3,801	12,358
Shares issued in reinvestment of dividends and distributions:
Class 2	–	6,568	5,166
Shares redeemed:
Class 2	(96)	(12,315)	(4,563)
Net Increase (Decrease)	3,381	(1,946)	12,961

(a)	Period from March 30, 2017, date operations commenced, through December 31, 2017.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified Growth Managed		Diversified Growth
Amounts in thousands	Volatility Account		Volatility Control Account
	Year Ended	Year Ended
	December 31,	December 31,	Period Ended
	2017	2016	December 31, 2017(a)
Operations
Net investment income (loss)	$14,575	$4,217	$2,221
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	2,707	2,834	877
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	25,130	14,240	4,803
Net Increase (Decrease) in Net Assets Resulting from Operations	42,412	21,291	7,901

Dividends and Distributions to Shareholders
From net investment income:
Class 2	(4,217)	(1,717)	–
From net realized gain on investments:
Class 2	(2,848)	(2,062)	–
Total Dividends and Distributions	(7,065)	(3,779)	–

Capital Share Transactions
Shares sold:
Class 2	23,025	50,597	164,628
Shares issued in reinvestment of dividends and distributions:
Class 2	7,065	3,779	–
Shares redeemed:
Class 2	(24,047)	(10,827)	(760)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,043	43,549	163,868
Total Increase (Decrease)	41,390	61,061	171,769

Net Assets
Beginning of period	313,672	252,611	–
End of period (including undistributed net investment income as set forth below)	$355,062	$313,672	$171,769
Undistributed (Overdistributed) Net Investment Income (Loss)	$14,574	$4,216	$2,231

Increase (Decrease) in Capital Shares
Shares sold:
Class 2	1,926	4,597	15,726
Shares issued in reinvestment of dividends and distributions:
Class 2	587	333	–
Shares redeemed:
Class 2	(1,974)	(978)	(74)
Net Increase (Decrease)	539	3,952	15,652

(a)	Period from March 30, 2017, date operations commenced, through December 31, 2017.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Diversified International
Amounts in thousands	Diversified Income Account		Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$5,252	$3,535	$3,783	$4,533
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	1,654	2,284	16,389	(3,059)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	14,607	6,186	48,996	(889)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,513	12,005	69,168	585

Dividends and Distributions to Shareholders
From net investment income:
Class 1	N/A	N/A	(5,043)	(5,929)
Class 2	(3,536)	(2,297)	(25)	(28)
From net realized gain on investments:
Class 2	(2,303)	(1,364)	–	–
Total Dividends and Distributions	(5,839)	(3,661)	(5,068)	(5,957)

Capital Share Transactions
Shares sold:
Class 1	N/A	N/A	17,953	10,931
Class 2	37,689	69,789	582	89
Shares issued in reinvestment of dividends and distributions:
Class 1	N/A	N/A	5,043	5,929
Class 2	5,839	3,661	25	28
Shares redeemed:
Class 1	N/A	N/A	(37,771)	(40,817)
Class 2	(45,068)	(26,555)	(448)	(89)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,540)	46,895	(14,616)	(23,929)
Total Increase (Decrease)	14,134	55,239	49,484	(29,301)

Net Assets
Beginning of period	254,001	198,762	245,359	274,660
End of period (including undistributed net investment income as set forth below)	$268,135	$254,001	$294,843	$245,359
Undistributed (Overdistributed) Net Investment Income (Loss)	$5,251	$3,535	$3,129	$4,380

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	N/A	N/A	1,163	818
Class 2	2,935	5,705	36	7
Shares issued in reinvestment of dividends and distributions:
Class 1	N/A	N/A	316	428
Class 2	459	295	1	2
Shares redeemed:
Class 1	N/A	N/A	(2,444)	(3,042)
Class 2	(3,539)	(2,162)	(29)	(7)
Net Increase (Decrease)	(145)	3,838	(957)	(1,794)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Government & High Quality
Amounts in thousands	Equity Income Account		Bond Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$12,452	$13,534	$7,687	$8,813
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	43,479	32,296	(748)	(244)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	50,703	32,778	(2,359)	(3,073)
Net Increase (Decrease) in Net Assets Resulting from Operations	106,634	78,608	4,580	5,496

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(11,625)	(13,921)	(9,806)	(9,018)
Class 2	(513)	(587)	(89)	(87)
From net realized gain on investments:
Class 1	(24,987)	(25,545)	–	(44)
Class 2	(1,228)	(1,190)	–	(1)
Total Dividends and Distributions	(38,353)	(41,243)	(9,895)	(9,150)

Capital Share Transactions
Shares sold:
Class 1	47,257	23,118	27,787	21,631
Class 2	1,516	798	380	1,294
Shares issued in reinvestment of dividends and distributions:
Class 1	36,612	39,466	9,806	9,062
Class 2	1,741	1,777	89	88
Shares redeemed:
Class 1	(102,262)	(85,653)	(38,116)	(66,133)
Class 2	(3,073)	(3,186)	(417)	(857)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,209)	(23,680)	(471)	(34,915)
Total Increase (Decrease)	50,072	13,685	(5,786)	(38,569)

Net Assets
Beginning of period	550,026	536,341	249,927	288,496
End of period (including undistributed net investment income as set forth below)	$600,098	$550,026	$244,141	$249,927
Undistributed (Overdistributed) Net Investment Income (Loss)	$15,365	$16,154	$8,670	$9,894

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,886	1,041	2,786	2,104
Class 2	62	35	38	125
Shares issued in reinvestment of dividends and distributions:
Class 1	1,555	1,769	1,002	893
Class 2	74	80	9	8
Shares redeemed:
Class 1	(4,154)	(3,824)	(3,814)	(6,396)
Class 2	(125)	(143)	(42)	(83)
Net Increase (Decrease)	(702)	(1,042)	(21)	(3,349)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			International Emerging
Amounts in thousands	Income Account		Markets Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$7,676	$8,905	$929	$927
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	(365)	(737)	11,865	(3,923)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	3,846	6,017	21,489	10,859
Net Increase (Decrease) in Net Assets Resulting from Operations	11,157	14,185	34,283	7,863

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(9,413)	(10,488)	(1,303)	(1,001)
Class 2	(117)	(139)	(6)	(1)
Total Dividends and Distributions	(9,530)	(10,627)	(1,309)	(1,002)

Capital Share Transactions
Shares sold:
Class 1	18,162	10,644	12,625	7,139
Class 2	822	901	766	80
Shares issued in reinvestment of dividends and distributions:
Class 1	9,413	10,488	1,303	1,001
Class 2	117	139	6	1
Shares redeemed:
Class 1	(37,872)	(50,552)	(17,739)	(14,752)
Class 2	(775)	(805)	(67)	(3)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,133)	(29,185)	(3,106)	(6,534)
Total Increase (Decrease)	(8,506)	(25,627)	29,868	327

Net Assets
Beginning of period	231,569	257,196	85,802	85,475
End of period (including undistributed net investment income as set forth below)	$223,063	$231,569	$115,670	$85,802
Undistributed (Overdistributed) Net Investment Income (Loss)	$7,126	$8,565	$1,031	$1,306

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,738	1,016	741	533
Class 2	78	86	43	6
Shares issued in reinvestment of dividends and distributions:
Class 1	915	999	72	68
Class 2	11	13	–	–
Shares redeemed:
Class 1	(3,599)	(4,774)	(1,046)	(1,086)
Class 2	(74)	(77)	(4)	–
Net Increase (Decrease)	(931)	(2,737)	(194)	(479)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Growth Account		LargeCap Growth Account I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$255	$454	$95	$96
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	10,067	10,936	26,426	14,335
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	22,296	(17,383)	52,969	(11,555)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,618	(5,993)	79,490	2,876

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(408)	(284)	(88)	–
Class 2	(2)	(1)	–	–
From net realized gain on investments:
Class 1	–	–	(14,130)	(19,841)
Class 2	–	–	(24)	(42)
Total Dividends and Distributions	(410)	(285)	(14,242)	(19,883)

Capital Share Transactions
Shares sold:
Class 1	6,086	4,727	18,718	21,962
Class 2	357	519	518	399
Shares issued in reinvestment of dividends and distributions:
Class 1	408	284	14,218	19,841
Class 2	2	1	24	42
Shares redeemed:
Class 1	(15,126)	(20,972)	(40,028)	(33,148)
Class 2	(154)	(635)	(34)	(791)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,427)	(16,076)	(6,584)	8,305
Total Increase (Decrease)	23,781	(22,354)	58,664	(8,702)

Net Assets
Beginning of period	97,121	119,475	244,185	252,887
End of period (including undistributed net investment income as set forth below)	$120,902	$97,121	$302,849	$244,185
Undistributed (Overdistributed) Net Investment Income (Loss)	$255	$454	$106	$96

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	212	194	663	879
Class 2	13	21	18	16
Shares issued in reinvestment of dividends and distributions:
Class 1	14	11	499	802
Class 2	–	–	1	2
Shares redeemed:
Class 1	(525)	(853)	(1,414)	(1,322)
Class 2	(6)	(26)	(1)	(32)
Net Increase (Decrease)	(292)	(653)	(234)	345

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	LargeCap S&P 500 Index		LargeCap S&P 500 Managed
Amounts in thousands	Account		Volatility Index Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$41,906	$42,090	$3,009	$2,955
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	98,040	51,137	4,295	395
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	336,443	153,494	31,117	15,648
Net Increase (Decrease) in Net Assets Resulting from Operations	476,389	246,721	38,421	18,998

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(40,921)	(36,006)	(2,860)	(1,951)
Class 2	(40)	(9)	N/A	N/A
From net realized gain on investments:
Class 1	(50,648)	(52,878)	(13,570)	(2,433)
Class 2	(51)	(13)	N/A	N/A
Total Dividends and Distributions	(91,660)	(88,906)	(16,430)	(4,384)

Capital Share Transactions
Shares sold:
Class 1	162,755	229,864	14,893	38,501
Class 2	2,323	691	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	91,569	88,884	16,430	4,384
Class 2	91	22	N/A	N/A
Shares redeemed:
Class 1	(337,078)	(247,711)	(29,836)	(20,605)
Class 2	(218)	(136)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(80,558)	71,614	1,487	22,280
Total Increase (Decrease)	304,171	229,429	23,478	36,894

Net Assets
Beginning of period	2,263,049	2,033,620	198,548	161,654
End of period (including undistributed net investment income as set forth below)	$2,567,220	$2,263,049	$222,026	$198,548
Undistributed (Overdistributed) Net Investment Income (Loss)	$42,547	$42,215	$3,107	$2,958

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	9,731	16,115	1,163	3,395
Class 2	137	46	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	5,543	5,937	1,332	371
Class 2	5	2	N/A	N/A
Shares redeemed:
Class 1	(19,820)	(16,683)	(2,293)	(1,767)
Class 2	(12)	(9)	N/A	N/A
Net Increase (Decrease)	(4,416)	5,408	202	1,999

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Value Account		MidCap Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$2,350	$2,664	$1,964	$3,717
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	13,540	7,722	86,890	49,933
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	6,453	102	44,727	5,604
Net Increase (Decrease) in Net Assets Resulting from Operations	22,343	10,488	133,581	59,254

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,714)	(2,594)	(3,046)	(2,454)
Class 2	(3)	–	(55)	(21)
From net realized gain on investments:
Class 1	(7,966)	(4,184)	(36,904)	(98,662)
Class 2	(10)	(1)	(1,112)	(2,445)
Total Dividends and Distributions	(10,693)	(6,779)	(41,117)	(103,582)

Capital Share Transactions
Shares sold:
Class 1	3,759	5,336	13,402	11,079
Class 2	250	43	249	244
Shares issued in reinvestment of dividends and distributions:
Class 1	10,680	6,778	39,950	101,116
Class 2	13	1	1,167	2,466
Shares redeemed:
Class 1	(16,884)	(27,887)	(144,828)	(109,754)
Class 2	(19)	–	(1,127)	(1,884)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,201)	(15,729)	(91,187)	3,267
Total Increase (Decrease)	9,449	(12,020)	1,277	(41,061)

Net Assets
Beginning of period	141,060	153,080	591,619	632,680
End of period (including undistributed net investment income as set forth below)	$150,509	$141,060	$592,896	$591,619
Undistributed (Overdistributed) Net Investment Income (Loss)	$2,441	$2,700	$1,810	$4,005

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	121	185	239	208
Class 2	9	1	4	5
Shares issued in reinvestment of dividends and distributions:
Class 1	362	237	725	2,003
Class 2	–	–	21	49
Shares redeemed:
Class 1	(545)	(970)	(2,600)	(2,074)
Class 2	(1)	–	(20)	(35)
Net Increase (Decrease)	(54)	(547)	(1,631)	156

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Principal Capital Appreciation
Amounts in thousands, except for Multi-Asset Income Account	Multi-Asset Income Account		Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$9,393	$3,973	$1,680	$2,018
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	1,062	544	9,970	(887)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	14,204	(2,459)	18,186	12,207
Net Increase (Decrease) in Net Assets Resulting from Operations	24,659	2,058	29,836	13,338

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,776)	(233)	(1,876)	(1,663)
Class 2	(198)	(233)	(84)	(69)
From net realized gain on investments:
Class 1	(543)	(21)	–	(1,127)
Class 2	(29)	(21)	–	(60)
Total Dividends and Distributions	(4,546)	(508)	(1,960)	(2,919)

Capital Share Transactions
Shares sold:
Class 1	83,032	206,922	3,469	3,089
Class 2	13,773	–	799	832
Shares issued in reinvestment of dividends and distributions:
Class 1	4,319	254	1,876	2,790
Class 2	227	254	84	129
Shares redeemed:
Class 1	(47,999)	(35,126)	(24,539)	(23,315)
Class 2	(11)	–	(1,180)	(1,580)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	53,341	172,304	(19,491)	(18,055)
Total Increase (Decrease)	73,454	173,854	8,385	(7,636)

Net Assets
Beginning of period	193,282	19,428	154,613	162,249
End of period (including undistributed net investment income as set forth below)	$266,736	$193,282	$162,998	$154,613
Undistributed (Overdistributed) Net Investment Income (Loss)	$9,392	$3,973	$1,694	$2,001

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	7,698	20,275	135	137
Class 2	1,236	–	31	38
Shares issued in reinvestment of dividends and distributions:
Class 1	396	25	72	119
Class 2	21	25	3	6
Shares redeemed:
Class 1	(4,502)	(3,439)	(943)	(1,030)
Class 2	(1)	–	(45)	(70)
Net Increase (Decrease)	4,848	16,886	(747)	(800)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal LifeTime 2010		Principal LifeTime 2020
Amounts in thousands	Account		Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$1,093	$909	$5,158	$3,823
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	906	588	5,615	2,256
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	2,597	677	16,432	4,384
Net Increase (Decrease) in Net Assets Resulting from Operations	4,596	2,174	27,205	10,463

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(910)	(900)	(3,818)	(3,660)
Class 2	N/A	N/A	(5)	–
From net realized gain on investments:
Class 1	(587)	(244)	(2,214)	(6,622)
Class 2	N/A	N/A	(3)	(1)
Total Dividends and Distributions	(1,497)	(1,144)	(6,040)	(10,283)

Capital Share Transactions
Shares sold:
Class 1	6,802	7,598	20,106	19,886
Class 2	N/A	N/A	635	1
Shares issued in reinvestment of dividends and distributions:
Class 1	1,497	1,144	6,032	10,282
Class 2	N/A	N/A	8	1
Shares redeemed:
Class 1	(12,203)	(8,263)	(35,995)	(34,689)
Class 2	N/A	N/A	(14)	(1)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,904)	479	(9,228)	(4,520)
Total Increase (Decrease)	(805)	1,509	11,937	(4,340)

Net Assets
Beginning of period	42,641	41,132	186,672	191,012
End of period (including undistributed net investment income as set forth below)	$41,836	$42,641	$198,609	$186,672
Undistributed (Overdistributed) Net Investment Income (Loss)	$1,092	$909	$5,157	$3,822

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	519	618	1,502	1,572
Class 2	N/A	N/A	46	–
Shares issued in reinvestment of dividends and distributions:
Class 1	116	91	449	812
Class 2	N/A	N/A	1	–
Shares redeemed:
Class 1	(932)	(670)	(2,667)	(2,753)
Class 2	N/A	N/A	(1)	–
Net Increase (Decrease)	(297)	39	(670)	(369)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal LifeTime 2030		Principal LifeTime 2040
Amounts in thousands	Account		Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$3,872	$2,262	$1,387	$788
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	4,732	1,677	2,273	467
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	14,742	2,934	6,955	1,396
Net Increase (Decrease) in Net Assets Resulting from Operations	23,346	6,873	10,615	2,651

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,254)	(1,987)	(785)	(689)
Class 2	(8)	(1)	(4)	–
From net realized gain on investments:
Class 1	(1,695)	(4,946)	(460)	(1,822)
Class 2	(7)	(2)	(3)	(1)
Total Dividends and Distributions	(3,964)	(6,936)	(1,252)	(2,512)

Capital Share Transactions
Shares sold:
Class 1	27,203	20,095	12,972	10,815
Class 2	775	68	233	157
Shares issued in reinvestment of dividends and distributions:
Class 1	3,949	6,933	1,245	2,511
Class 2	15	3	7	1
Shares redeemed:
Class 1	(21,840)	(19,831)	(9,761)	(8,743)
Class 2	(80)	(5)	(34)	(40)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	10,022	7,263	4,662	4,701
Total Increase (Decrease)	29,404	7,200	14,025	4,840

Net Assets
Beginning of period	123,917	116,717	50,111	45,271
End of period (including undistributed net investment income as set forth below)	$153,321	$123,917	$64,136	$50,111
Undistributed (Overdistributed) Net Investment Income (Loss)	$3,872	$2,262	$1,387	$789

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,197	1,776	878	816
Class 2	62	6	16	12
Shares issued in reinvestment of dividends and distributions:
Class 1	319	607	84	186
Class 2	1	–	–	–
Shares redeemed:
Class 1	(1,760)	(1,754)	(666)	(652)
Class 2	(6)	–	(2)	(3)
Net Increase (Decrease)	813	635	310	359

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal LifeTime 2050		Principal LifeTime 2060
Amounts in thousands	Account		Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$686	$400	$113	$37
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	1,482	242	191	20
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	3,903	628	470	91
Net Increase (Decrease) in Net Assets Resulting from Operations	6,071	1,270	774	148

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(392)	(338)	(37)	(28)
Class 2	(7)	(1)	N/A	N/A
From net realized gain on investments:
Class 1	(249)	(1,074)	(21)	(81)
Class 2	(5)	(2)	N/A	N/A
Total Dividends and Distributions	(653)	(1,415)	(58)	(109)

Capital Share Transactions
Shares sold:
Class 1	6,750	6,541	3,096	1,074
Class 2	642	57	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	641	1,412	58	109
Class 2	12	3	N/A	N/A
Shares redeemed:
Class 1	(7,811)	(4,636)	(802)	(675)
Class 2	(33)	(1)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	201	3,376	2,352	508
Total Increase (Decrease)	5,619	3,231	3,068	547

Net Assets
Beginning of period	26,768	23,537	2,644	2,097
End of period (including undistributed net investment income as set forth below)	$32,387	$26,768	$5,712	$2,644
Undistributed (Overdistributed) Net Investment Income (Loss)	$687	$400	$113	$37

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	468	503	231	93
Class 2	44	4	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	44	109	5	9
Class 2	1	–	N/A	N/A
Shares redeemed:
Class 1	(531)	(367)	(61)	(58)
Class 2	(2)	–	N/A	N/A
Net Increase (Decrease)	24	249	175	44

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal LifeTime Strategic
Amounts in thousands	Income Account		Real Estate Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$631	$574	$1,870	$2,266
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	320	59	12,729	15,753
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	1,105	550	(738)	(9,074)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,056	1,183	13,861	8,945

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(574)	(625)	(2,714)	(2,262)
Class 2	N/A	N/A	(35)	(30)
From net realized gain on investments:
Class 1	–	–	(14,849)	(13,801)
Class 2	N/A	N/A	(232)	(205)
Total Dividends and Distributions	(574)	(625)	(17,830)	(16,298)

Capital Share Transactions
Shares sold:
Class 1	3,570	4,136	10,799	18,296
Class 2	N/A	N/A	804	2,880
Shares issued in reinvestment of dividends and distributions:
Class 1	574	625	17,563	16,063
Class 2	N/A	N/A	267	235
Shares redeemed:
Class 1	(5,737)	(5,030)	(28,607)	(27,728)
Class 2	N/A	N/A	(2,387)	(704)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,593)	(269)	(1,561)	9,042
Total Increase (Decrease)	(111)	289	(5,530)	1,689

Net Assets
Beginning of period	24,741	24,452	162,975	161,286
End of period (including undistributed net investment income as set forth below)	$24,630	$24,741	$157,445	$162,975
Undistributed (Overdistributed) Net Investment Income (Loss)	$631	$574	$2,655	$2,534

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	301	365	506	819
Class 2	N/A	N/A	39	129
Shares issued in reinvestment of dividends and distributions:
Class 1	49	55	880	720
Class 2	N/A	N/A	13	10
Shares redeemed:
Class 1	(486)	(443)	(1,341)	(1,259)
Class 2	N/A	N/A	(112)	(31)
Net Increase (Decrease)	(136)	(23)	(15)	388

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			SAM Conservative Balanced
Amounts in thousands	SAM Balanced Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$22,563	$16,289	$6,294	$5,415
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	36,186	17,456	7,429	1,844
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	51,054	18,450	7,897	5,463
Net Increase (Decrease) in Net Assets Resulting from Operations	109,803	52,195	21,620	12,722

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(14,267)	(14,648)	(4,930)	(4,787)
Class 2	(2,022)	(1,830)	(486)	(401)
From net realized gain on investments:
Class 1	(15,704)	(42,234)	(1,872)	(7,189)
Class 2	(2,492)	(5,993)	(201)	(669)
Total Dividends and Distributions	(34,485)	(64,705)	(7,489)	(13,046)

Capital Share Transactions
Shares sold:
Class 1	16,038	17,710	8,651	12,758
Class 2	10,687	7,262	3,932	995
Shares issued in reinvestment of dividends and distributions:
Class 1	29,971	56,882	6,802	11,976
Class 2	4,514	7,823	687	1,070
Shares redeemed:
Class 1	(105,666)	(124,098)	(33,614)	(34,175)
Class 2	(11,933)	(12,908)	(2,832)	(2,352)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(56,389)	(47,329)	(16,374)	(9,728)
Total Increase (Decrease)	18,929	(59,839)	(2,243)	(10,052)

Net Assets
Beginning of period	769,609	829,448	201,307	211,359
End of period (including undistributed net investment income as set forth below)	$788,538	$769,609	$199,064	$201,307
Undistributed (Overdistributed) Net Investment Income (Loss)	$22,562	$16,288	$6,293	$5,415

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,048	1,215	722	1,101
Class 2	702	500	328	87
Shares issued in reinvestment of dividends and distributions:
Class 1	1,991	3,950	573	1,042
Class 2	303	548	59	94
Shares redeemed:
Class 1	(6,911)	(8,502)	(2,799)	(2,964)
Class 2	(787)	(892)	(238)	(203)
Net Increase (Decrease)	(3,654)	(3,181)	(1,355)	(843)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative Growth
Amounts in thousands	Portfolio		SAM Flexible Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$9,148	$4,841	$7,953	$7,135
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	17,208	6,596	5,006	1,273
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	32,050	8,423	4,463	6,051
Net Increase (Decrease) in Net Assets Resulting from Operations	58,406	19,860	17,422	14,459

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,240)	(2,733)	(6,479)	(6,448)
Class 2	(1,602)	(1,285)	(654)	(626)
From net realized gain on investments:
Class 1	(4,542)	(10,021)	(1,400)	(3,768)
Class 2	(2,613)	(5,670)	(153)	(397)
Total Dividends and Distributions	(11,997)	(19,709)	(8,686)	(11,239)

Capital Share Transactions
Shares sold:
Class 1	15,368	15,068	13,221	17,181
Class 2	8,409	7,358	5,463	1,602
Shares issued in reinvestment of dividends and distributions:
Class 1	7,782	12,754	7,879	10,216
Class 2	4,215	6,955	807	1,023
Shares redeemed:
Class 1	(27,122)	(27,690)	(30,688)	(34,729)
Class 2	(10,459)	(9,802)	(4,151)	(3,971)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,807)	4,643	(7,469)	(8,678)
Total Increase (Decrease)	44,602	4,794	1,267	(5,458)

Net Assets
Beginning of period	302,531	297,737	216,478	221,936
End of period (including undistributed net investment income as set forth below)	$347,133	$302,531	$217,745	$216,478
Undistributed (Overdistributed) Net Investment Income (Loss)	$9,146	$4,840	$7,952	$7,132

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	827	886	1,032	1,375
Class 2	455	436	429	130
Shares issued in reinvestment of dividends and distributions:
Class 1	420	745	625	820
Class 2	231	411	64	83
Shares redeemed:
Class 1	(1,452)	(1,612)	(2,393)	(2,782)
Class 2	(568)	(579)	(327)	(320)
Net Increase (Decrease)	(87)	287	(570)	(694)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SAM Strategic Growth Portfolio		Short-Term Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$6,555	$3,643	$3,319	$3,181
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	14,569	6,881	(99)	198
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	32,616	3,587	128	429
Net Increase (Decrease) in Net Assets Resulting from Operations	53,740	14,111	3,348	3,808

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,198)	(2,030)	(3,141)	(3,533)
Class 2	(1,445)	(1,201)	(42)	(47)
From net realized gain on investments:
Class 1	(4,239)	(7,617)	–	–
Class 2	(3,254)	(5,429)	–	–
Total Dividends and Distributions	(11,136)	(16,277)	(3,183)	(3,580)

Capital Share Transactions
Shares sold:
Class 1	14,111	13,805	32,564	41,622
Class 2	9,771	9,704	2,666	1,395
Shares issued in reinvestment of dividends and distributions:
Class 1	6,437	9,647	3,141	3,533
Class 2	4,699	6,630	42	47
Shares redeemed:
Class 1	(26,278)	(19,319)	(47,948)	(35,684)
Class 2	(9,804)	(7,350)	(2,494)	(849)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,064)	13,117	(12,029)	10,064
Total Increase (Decrease)	41,540	10,951	(11,864)	10,292

Net Assets
Beginning of period	248,953	238,002	172,610	162,318
End of period (including undistributed net investment income as set forth below)	$290,493	$248,953	$160,746	$172,610
Undistributed (Overdistributed) Net Investment Income (Loss)	$6,555	$3,643	$3,317	$3,181

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	696	752	12,728	16,232
Class 2	487	533	1,047	545
Shares issued in reinvestment of dividends and distributions:
Class 1	320	521	1,232	1,385
Class 2	236	361	17	19
Shares redeemed:
Class 1	(1,298)	(1,053)	(18,737)	(13,948)
Class 2	(489)	(404)	(976)	(333)
Net Increase (Decrease)	(48)	710	(4,689)	3,900

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Account
	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016
Operations
Net investment income (loss)	$770	$2,133
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	16,365	(4,061)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	8,266	34,024
Net Increase (Decrease) in Net Assets Resulting from Operations	25,401	32,096

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(766)	(484)
Class 2	(7)	(4)
From net realized gain on investments:
Class 1	–	(8,270)
Class 2	–	(204)
Total Dividends and Distributions	(773)	(8,962)

Capital Share Transactions
Shares sold:
Class 1	8,334	8,874
Class 2	497	353
Shares issued in reinvestment of dividends and distributions:
Class 1	766	8,754
Class 2	7	208
Shares redeemed:
Class 1	(34,375)	(35,635)
Class 2	(666)	(706)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(25,437)	(18,152)
Total Increase (Decrease)	(809)	4,982

Net Assets
Beginning of period	214,849	209,867
End of period (including undistributed net investment income as set forth below)	$214,040	$214,849
Undistributed (Overdistributed) Net Investment Income (Loss)	$893	$2,087

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	532	654
Class 2	31	27
Shares issued in reinvestment of dividends and distributions:
Class 1	50	630
Class 2	1	15
Shares redeemed:
Class 1	(2,177)	(2,644)
Class 2	(43)	(50)
Net Increase (Decrease)	(1,606)	(1,368)

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Bond Market Index Account, Core Plus Bond Account, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Balanced Volatility Control Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Growth Volatility Control Account, Diversified Income Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap S&P 500 Managed Volatility Index Account, LargeCap Value Account, MidCap Account, Multi-Asset Income Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime 2060 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account and SmallCap Account, (known as the “Accounts”), are presented herein.

Each of the Accounts is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Accounts was an investment company at all times during the year. The Accounts have not provided financial support, and are not contractually required to provide financial support to any investee.

On May 1, 2017, Principal Management Corporation (formerly, the “Manager”) was merged into Principal Global Investors, LLC (the “Manager”). The merger did not involve a change in actual control or actual management with respect to the investment adviser of the Funds. The personnel responsible for fulfilling the obligations to the Funds pursuant to the investment advisory agreement remain the same.

Effective May 1, 2016, Bond & Mortgage Securities Account changed its name to Core Plus Bond Account.

Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.

Effective March 30, 2017, the initial purchases of $100,000 of Class 2 shares of Diversified Balanced Volatility Control Account and Diversified Growth Volatility Control Account were made by Principal Financial Services, Inc.

Effective May 1, 2017, the initial purchase of $10,000 of Class 1 shares of Diversified Balanced Account was made by the Manager.

Effective May 26, 2017, Diversified Balanced Account acquired all the assets and assumed all the liabilities of Balanced Account pursuant to a plan of acquisition approved by shareholders on May 25, 2017. The purpose of the acquisition was to combine two accounts managed by the Manager with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 2,737,000 shares from Balanced Account for 2,723,000 shares valued at $42,215,000 of Diversified Balanced Account at an approximate exchange rate of .99 for Class 1 shares. The investment securities of Balanced Account, with a fair value of approximately $7,000 and a cost of $7,000 and $42,204,000 cash were the primary assets acquired by Diversified Balanced Account on May 26, 2017. For financial reporting purposes, assets received and shares issued by Diversified Balanced Account were recorded at fair value; however, the cost basis of the investments received from Balanced Account were carried forward to align ongoing reporting of Diversified Balanced Account. The aggregate net assets of Balanced Account and Diversified Balanced Account immediately prior to the acquisition in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) were approximately $42,215,000 ($347,000 of accumulated realized gain) and $1,123,814,000, respectively. The aggregate net assets of Diversified Balanced Account immediately following the acquisition were $1,166,029,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2017, the beginning of the fiscal year for Diversified Balanced Account, Diversified Balanced Account’s pro forma results of operations for the period ended December 31, 2017, would have been $26,854,000 of net investment income, $99,029,000 of net realized and unrealized gain on investments, and $125,883,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Balanced Account that have been included in Diversified Balanced Account’s statement of operations since May 26, 2017.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

1. Organization (Continued)

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Accounts:

Security Valuation. Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime 2060 Account, and Principal LifeTime Strategic Income Account (collectively, the “Principal LifeTime Accounts”) along with SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) and Bond Market Index Account, Core Plus Bond Account, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Balanced Volatility Control Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Growth Volatility Control Account, Diversified Income Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap S&P 500 Managed Volatility Account, LargeCap Value Account, MidCap Account, Multi-Asset Income Account, Principal Capital Appreciation Account, Real Estate Securities Account, Short-Term Income Account, and SmallCap Account invest in combinations of other series of the Fund and Principal Funds, Inc. which are valued at the closing net asset value per share of each respective fund on the day of valuation. In addition, the SAM Portfolios invest in Principal Exchange-Traded Funds, which are valued at fair value. The Accounts also invest in other publicly traded investment funds. Other publicly traded investment funds are valued at the respective fund’s net asset value. The shares of the other series of the Fund, Principal Funds, Inc., Principal Exchange-Traded Funds, and other publicly traded investment funds are referred to as the “Underlying Funds”.

The Accounts (with the exception of Diversified Balanced Volatility Control Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Growth Volatility Control Account, Diversified Income Account, Multi-Asset Income Account, Principal LifeTime Accounts, and SAM Portfolios) value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts’ net asset values are reflected in the Accounts’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine net asset values, for example weekends and other customary national U.S. holidays, the Accounts’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

2. Significant Accounting Policies (Continued)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Accounts’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following accounts held securities denominated in foreign currencies that exceeded 5% of net assets of the account:

Diversified International Account		International Emerging Markets Account
Euro	24.2%	Hong Kong Dollar	21.2%
Japanese Yen	15.3	South Korean Won	16.6
British Pound Sterling	9.2	Indian Rupee	11.7
Canadian Dollar	9.1	Brazilian Real	8.1
Swiss Franc	7.1	New Taiwan Dollar	7.9

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Accounts allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular account are charged to that account. Other expenses not directly attributed to a particular account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

2. Significant Accounting Policies (Continued)

In addition to the expenses that each of the Principal LifeTime Accounts, SAM Portfolios, Bond Market Index Account, Core Plus Bond Account, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Balanced Volatility Control Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Growth Volatility Control Account, Diversified Income Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap S&P 500 Managed Volatility Account, LargeCap Value Account, MidCap Account, Multi-Asset Income Account, Principal Capital Appreciation Account, Real Estate Securities Account, Short-Term Income Account, and SmallCap Account (singly, “a Fund of Fund” and collectively, “the Funds of Funds”) bears directly, each of the Fund of Funds indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Fund of Funds may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Fund of Funds will vary. Expenses included in the statements of operations of the Fund of Funds reflect the expenses of each Fund of Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, amortization of premiums and discounts, options and futures contracts, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, short sales, partnership investments, Real Estate Investment Trusts (“REITs”), utilization of earnings and profits distributed to shareholders on redemption of shares, foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Real Estate Securities Account receives substantial distributions from holdings in REITs. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Accounts intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2017, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the shorter of the fiscal years from 2014-2016 or commencement of the fund’s operations to 2016. No examinations are in progress at this time.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Accounts have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

Gains realized upon the disposition of certain foreign securities held by certain of the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statement of assets and liabilities. At December 31, 2017, Diversified International Account had a deferred tax liability of $51,000 and International Emerging Markets Account had a deferred tax liability of $180,000 relating to foreign securities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

2. Significant Accounting Policies (Continued)

Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies As of December 31, 2017, the Fund has adopted the new rules, forms and amendments.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Accounts and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Accounts to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month London InterBank Offered Rate (LIBOR) plus 1.00%). During the year ended December 31, 2017, Bond Market Index Account, Core Plus Bond Account, Diversified International Account, Equity Income Account, Income Account, International Emerging Markets Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap S&P 500 Managed Volatility Index Account, LargeCap Value Account, MidCap Account, Principal Capital Appreciation Account, Short-Term Income Account, and SmallCap Account each loaned to the Facility. The interest income received is included in interest income on the statements of operations.

During the year ended December 31, 2017, accounts borrowing from the Facility were as follows (amounts in thousands):

	Average	Weighted Average
	Outstanding Balance	Interest Rate
Diversified International Account	$21	1.38%
International Emerging Markets Account	7	1.19
LargeCap Growth Account	1	1.16
LargeCap S&P 500 Index Account	22	1.98
LargeCap Value Account	2	1.48
MidCap Account	274	1.36
Real Estate Securities Account	62	1.26

The interest expense associated with these borrowings is included in other expenses on the statements of operations.

In addition, the Accounts participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $100 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. The Accounts did not borrow against the line of credit during the year ended December 31, 2017.

Contingent Convertible Securities. Certain Accounts invest in contingent convertible securities (“CoCos”). CoCos are hybrid debt securities that may convert into equity or have their principal written down upon the occurrence of certain “triggers.” Although a CoCo’s equity conversion and principal write-down features are tailored to the particular issuing banking institution and its regulatory requirements, triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question such institution’s continued viability as a going-concern. CoCos may have no stated maturity and fully discretionary coupons, which means coupon payments can be canceled at the issuing banking institution’s discretion or at the request of the relevant regulatory authority without causing a default. To provide the appropriate regulatory capital treatment, CoCos are usually issued in the form of subordinated debt instruments that rank junior to the claims of holders of more senior obligations in the event of the issuer’s liquidation. If CoCos are converted into equity securities due to a trigger event, holders will be further subordinated. The value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may result in the fund's complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

3. Operating Policies (Continued)

Counterparties. The Accounts may be exposed to counterparty risk, or the risk that another party with which the Accounts have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Accounts exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Accounts in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Accounts. If the unpaid amount owed to the Accounts subsequently decreases, the Accounts would be required to return all or a portion of the collateral.

Master Netting Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master netting agreement with a counterparty exceeds a specified threshold.

The financial instruments that are subject to Master Netting Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Deposits with Counterparty. Cash pledged as collateral is reflected as an asset on the statement of assets and liabilities as deposits with counterparty. There are a variety of security types which require varying levels of pledged collateral. Customer account agreements govern cleared derivatives transactions such as futures contracts and certain swap agreements. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. International Swaps and Derivatives Association (“ISDA”) accounts are maintained in a segregated account at the custodian for OTC Derivatives. Master Securities Forward Transaction Agreements (“MSFTA”) accounts are also maintained in a segregated account at the custodian for collateral related to forward currency contracts and TBA securities. Certain funds may pledge cash to a broker for securities sold short.

For the year ended December 31, 2017, deposits with counterparty were as follows (amounts in thousands):

	FCM (Futures
	and Cleared Swaps)	Options	TBA Securities	ISDA (OTC Derivatives)
Bond Market Index Account	$ —	$ —	$51	$ —
Core Plus Bond Account	—	—	—	9
LargeCap Growth Account I	532	—	—	—
LargeCap S&P 500 Managed Volatility Account	—	125	—	—

Deposits from Counterparty. Cash received from a counterparty as collateral is reflected as a liability on the statement of assets and liabilities as deposits from counterparty. There are a variety of security types which require varying levels of pledged collateral. The collateral posted to the fund by the broker is received in the fund’s custodian account.

As of December 31, 2017, deposits from counterparty were as follows (amounts in thousands):

TBA Securities
Bond Market Index Account	$54
Core Plus Bond Account	8

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

3. Operating Policies (Continued)

Foreign Currency Contracts. Certain of the Accounts may be subject to foreign currency exchange rate risk in the normal course of pursuing such Accounts’ investment objectives. The Accounts may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Accounts enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts (with the exception of Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Balanced Volatility Control Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Growth Volatility Control Account, Diversified Income Account, Multi-Asset Income Account, Principal LifeTime Accounts, and SAM Portfolios) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on financial derivative instruments. Future contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Accounts may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Accounts would not receive the principal until maturity.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

3. Operating Policies (Continued)

Mortgage-Dollar-Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA”), in which the Accounts sell mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Accounts forgo principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Options Contracts. During the period LargeCap S&P 500 Managed Volatility Index Account wrote call and put options on indices it owns or in which it may invest for both hedging and non-hedging purposes. Writing put options tends to increase a account’s exposure to the underlying instrument. Writing call options tends to decrease an account’s exposure to the underlying instrument. When an account writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying index to determine the realized gain or loss. An account, as a writer of an option, has no control over whether the underlying index may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the index underlying the written option. There is the risk an account may not be able to enter into a closing transaction because of an illiquid market. An account may also purchase put and call options. Purchasing call options tends to increase an account’s exposure to the underlying instrument. Purchasing put options tends to decrease an account’s exposure to the underlying instrument. An account pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying index transaction to determine the realized gain or loss. Details of options contracts open at period end are included in the Accounts’ schedules of investments.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Accounts in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the account and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

3. Operating Policies (Continued)

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or LIBOR.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the senior floating rate interests, the Accounts may also enter into unfunded loan commitments. All or a portion of the commitments may be unfunded. The Accounts are obligated to fund these commitments at the Borrower’s discretion. Therefore, the Accounts must have funds sufficient to cover its contractual obligation. Unfunded loan commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of December 31, 2017, the Accounts had no unfunded loan commitments outstanding.

Short Sales. Bond Market Index Account and LargeCap Growth Account I entered into short sales transactions during the period. A short sale is a transaction in which an account sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The account must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The account is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. An account is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The account is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The account may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Core Plus Bond Account invested in swap agreements during the period. Swap agreements are negotiated agreements between an account and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. An account may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Accounts recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

3. Operating Policies (Continued)

The Accounts and any counterparty are required to maintain an agreement that requires the Accounts and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Accounts and such counterparty. If the net fair value of such derivatives transactions between the Accounts and that counterparty exceeds a certain threshold (as defined in the agreement), the Accounts or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Accounts or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, an account would add leverage to its portfolio because, in addition to its total net assets, an account would be subject to investment exposure on the notional amount of the swap.

If an account is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the account will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If an account is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, an account will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. An account may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that an account as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017 for which an account is the seller of protection are disclosed in the footnotes to the schedules of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by an account for the same referenced entity or entities.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or basket of securities.

Certain collateral amounts relate to exchange cleared swaps which are not subject to master netting agreements with counterparties.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

3. Operating Policies (Continued)

To-Be-Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” or when-issued basis. In a TBA or when-issued transaction, the Accounts commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. The performance and risks of each Fund of Fund directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a Fund of Funds allocates to stock funds, the greater the expected risk.

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Funds of Funds and each of the underlying funds. The Manager is committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of December 31, 2017, the Funds of Funds own the following percentages, in the aggregate, of the outstanding shares of the Accounts listed below:

	Total Percentage		Total Percentage
	of Outstanding		of Outstanding
Account	Shares Owned	Account	Shares Owned
Bond Market Index Account	99.68%	LargeCap S&P 500 Index Account	89.30%
Core Plus Bond Account	23.76	LargeCap S&P 500 Managed Volatility Index Account	100.00
Equity Income Account	33.90	Short-Term Income Account	14.60
Government & High Quality Bond Account	39.29
Income Account	93.72

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Accounts may invest in U.S. government agencies or government-sponsored enterprises. U.S. government securities are obligations of, and in certain cases, guaranteed by, the U.S. government or its agencies. The U.S. government does not guarantee the net asset value of the Accounts’ shares. Some U.S. government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. government.

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2017

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts in thousands):

	Asset Derivatives December 31, 2017		Liability Derivatives December 31, 2017
Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Core Plus Bond Account
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 102* Payables, Net Assets Consist of Net unrealized		$21	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
LargeCap Growth Account I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 68* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
LargeCap S&P 500 Index Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 193* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
LargeCap S&P 500 Managed Volatility Index Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$329	Payables, Net Assets Consist of Net unrealized	$221	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Core Plus Bond Account
Credit contracts	Net realized gain (loss) from Swap	$(678)		$183
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Interest rate contracts	Net realized gain (loss) from Futures	$116		$147
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
	Total	$(562)		$330
LargeCap Growth Account I
Equity contracts	Net realized gain (loss) from Futures	$1,203		$92
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap S&P 500 Index Account
Equity contracts	Net realized gain (loss) from Futures	$6,351		$386
	contracts /Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap S&P 500 Managed Volatility Index Account
Equity contracts	Net realized gain (loss) from Investment	$(264)		$(91)
	transactions, Futures contracts, and Options
	and swaptions /Change in unrealized
	appreciation/(depreciation) of Investments,
	Futures contracts, and Options and
	swaptions

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

3. Operating Policies (Continued)

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of the Core Plus Bond Account.

The following table includes a summary of the average quarterly outstanding notional by derivative instrument type for the year ended December 31, 2017:

Contract Type	Derivative Type	Average Notional (000’s)
Core Plus Bond Account
Credit Contracts	Exchange Cleared Credit Default Swaps - Buy Protection	6,664
Interest Rate Contracts	Futures - Long	7,114
	Futures - Short	12,813
LargeCap Growth Account I
Equity Contracts	Futures - Long	7,947
LargeCap S&P 500 Index Account
Equity Contracts	Futures - Long	46,326
LargeCap S&P 500 Managed Volatility
Index Account
Equity Contracts	Futures - Long	3,802
	Purchased Options	44
	Written Options	44

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts may use one or more of the following approaches: market, income and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

4. Fair Value (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.

The fair values of these securities are dependent on economic, political and other considerations. The values of the underlying investee securities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a valuation committee (“Valuation Committee”) of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets at least monthly and reports directly to the Board of Directors. A pricing group (“the Pricing Group”) who reports to the Valuation Committee relies on the established pricing policies to determine fair valuation. Included in the pricing policies is an overview of the approved valuation approaches established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Accounts (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each account’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3, except as noted in the Level 3 roll forward.

The table below includes transfers from Level 1 to Level 2 for the year-ended December 31, 2017 due to lack of exchange-traded valuation data.

Core Plus Bond Account   $ 130,450

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

4. Fair Value (Continued)

The following is a summary of the inputs used as of December 31, 2017 in valuing the Accounts’ securities carried at value (amounts shown in thousands):

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Bond Market Index Account
Bonds*	$—	$827,148	$—	$827,148
Investment Companies*	193,575	—	—	193,575
Municipal Bonds*	—	18,117	—	18,117
U.S. Government & Government Agency Obligations*	—	1,584,874	—	1,584,874
Total investments in securities $	193,575	$2,430,139	$—	$2,623,714
Short Sales
U.S. Government & Government Agency Obligations	$—	$(104)	$—	$(104)
Total Short Sales $	—	$(104)	$—	$(104)

Core Plus Bond Account
Bonds*	$—	$199,198	$17	$199,215
Common Stocks*	121	—	—	121
Investment Companies*	4,938	—	—	4,938
Preferred Stocks
Communications	—	132	7	139
Consumer, Non-cyclical	—	—	75	75
Senior Floating Rate Interests*	—	6,356	—	6,356
U.S. Government & Government Agency Obligations*	—	94,924	—	94,924
Total investments in securities $	5,059	$300,610	$99	$305,768
Assets
Interest Rate Contracts**
Futures	$102	$—	$—	$102
Liabilities
Interest Rate Contracts**
Futures	$(21)	$—	$—	$(21)

Diversified Balanced Account
Bonds*	$—	$4	$—	$4
Investment Companies*	1,174,361	—	—	1,174,361
Preferred Stocks
Consumer, Non-cyclical	—	—	5	5
Total investments in securities $	1,174,361	$4	$5	$1,174,370

Diversified Balanced Managed Volatility Account
Investment Companies*	$181,056	$—	$—	$181,056
Total investments in securities $	181,056	$—	$—	$181,056

Diversified Balanced Volatility Control Account
Investment Companies*	$36,336	$—	$—	$36,336
Total investments in securities $	36,336	$—	$—	$36,336

Diversified Growth Account
Investment Companies*	$3,946,733	$—	$—	$3,946,733
Total investments in securities $	3,946,733	$—	$—	$3,946,733

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Diversified Growth Managed Volatility Account
Investment Companies*		$355,156	$—	$—	$355,156
	Total investments in securities $	355,156	$—	$—	$355,156

Diversified Growth Volatility Control Account
Investment Companies*		$170,984	$—	$—	$170,984
	Total investments in securities $	170,984	$—	$—	$170,984

Diversified Income Account
Investment Companies*		$268,207	$—	$—	$268,207
	Total investments in securities $	268,207	$—	$—	$268,207

Diversified International Account
Common Stocks
Basic Materials		$—	$15,632	$—	$15,632
Communications		3,333	15,733	—	19,066
Consumer, Cyclical		8,002	44,551	—	52,553
Consumer, Non-cyclical		3,798	38,633	—	42,431
Diversified		—	2,165	—	2,165
Energy		8,671	9,324	—	17,995
Financial		13,003	64,781	—	77,784
Industrial		2,526	25,875	—	28,401
Technology		896	27,139	—	28,035
Utilities		—	4,001	—	4,001
Investment Companies*		4,483	—	—	4,483
Preferred Stocks
Diversified		—	1,802	—	1,802
	Total investments in securities $	44,712	$249,636	$—	$294,348

Equity Income Account
Common Stocks*		$588,329	$—	$—	$588,329
Investment Companies*		10,695	—	—	10,695
	Total investments in securities $	599,024	$—	$—	$599,024

Government & High Quality Bond Account
Bonds*		$—	$70,981	$—	$70,981
Investment Companies*		2,862	—	—	2,862
U.S. Government & Government Agency Obligations*		—	169,182	—	169,182
	Total investments in securities $	2,862	$240,163	$—	$243,025

Income Account
Bonds*		$—	$134,320	$—	$134,320
Common Stocks
Energy		1,416	—	—	1,416
Industrial		—	—	3,630	3,630
Convertible Bonds*		—	504	—	504
Investment Companies*		8,980	—	—	8,980
Senior Floating Rate Interests*		—	1,220	—	1,220
U.S. Government & Government Agency Obligations*		—	71,240	—	71,240
	Total investments in securities $	10,396	$207,284	$3,630	$221,310

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

International Emerging Markets Account
Common Stocks
Basic Materials		$—	$9,860	$—	$9,860
Communications		9,818	16,472	—	26,290
Consumer, Cyclical		3,248	9,033	—	12,281
Consumer, Non-cyclical		1,453	4,431	—	5,884
Energy		—	11,666	—	11,666
Financial		2,105	26,377	—	28,482
Industrial		—	2,184	—	2,184
Technology		—	14,936	—	14,936
Utilities		—	1,510	—	1,510
Investment Companies*		1,056	—	—	1,056
Preferred Stocks
Diversified		—	1,309	—	1,309
	Total investments in securities $	17,680	$97,778	$—	$115,458

LargeCap Growth Account
Common Stocks*		$119,584	$—	$—	$119,584
Investment Companies*		1,377	—	—	1,377
	Total investments in securities $	120,961	$—	$—	$120,961

LargeCap Growth Account I
Common Stocks
Basic Materials		$1,017	$—	$—	$1,017
Communications		69,348	—	31	69,379
Consumer, Cyclical		26,601	—	—	26,601
Consumer, Non-cyclical		80,057	—	—	80,057
Diversified		8	—	—	8
Energy		312	—	—	312
Financial		26,888	—	—	26,888
Industrial		31,990	—	—	31,990
Technology		55,439	—	—	55,439
Utilities		1,473	—	—	1,473
Convertible Preferred Stocks
Communications		—	—	928	928
Investment Companies*		7,803	—	—	7,803
Preferred Stocks
Communications		—	—	211	211
Technology		—	52	153	205
	Total investments in securities $	300,936	$52	$1,323	$302,311
Assets
Equity Contracts**
Futures		$68	$—	$—	$68

LargeCap S&P 500 Index Account
Common Stocks*		$2,513,696	$—	$—	$2,513,696
Investment Companies*		50,189	—	—	50,189
	Total investments in securities $	2,563,885	$—	$—	$2,563,885
Assets
Equity Contracts**
Futures		$193	$—	$—	$193

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

LargeCap S&P 500 Managed Volatility Index Account
Common Stocks*		$206,865	$—	$—	$206,865
Investment Companies*		14,709	—	—	14,709
Purchased Options		329	—	—	329
	Total investments in securities $	221,903	$—	$—	$221,903
Liabilities
Equity Contracts**
Futures		$(21)	$—	$—	$(21)
Options		(200)	—	—	(200)

LargeCap Value Account
Common Stocks*		$149,488	$—	$—	$149,488
Investment Companies*		930	—	—	930
	Total investments in securities $	150,418	$—	$—	$150,418

MidCap Account
Common Stocks*		$591,318	$—	$—	$591,318
Investment Companies*		1,423	—	—	1,423
	Total investments in securities $	592,741	$—	$—	$592,741

Multi-Asset Income Account
Investment Companies*		$267	$—	$—	$267
	Total investments in securities $	267	$—	$—	$267

Principal Capital Appreciation Account
Common Stocks*		$159,561	$—	$—	$159,561
Investment Companies*		3,795	—	—	3,795
	Total investments in securities $	163,356	$—	$—	$163,356

Principal LifeTime 2010 Account
Investment Companies*		$41,839	$—	$—	$41,839
	Total investments in securities $	41,839	$—	$—	$41,839

Principal LifeTime 2020 Account
Investment Companies*		$198,612	$—	$—	$198,612
	Total investments in securities $	198,612	$—	$—	$198,612

Principal LifeTime 2030 Account
Investment Companies*		$153,325	$—	$—	$153,325
	Total investments in securities $	153,325	$—	$—	$153,325

Principal LifeTime 2040 Account
Investment Companies*		$64,139	$—	$—	$64,139
	Total investments in securities $	64,139	$—	$—	$64,139

Principal LifeTime 2050 Account
Investment Companies*		$32,390	$—	$—	$32,390
	Total investments in securities $	32,390	$—	$—	$32,390

Principal LifeTime 2060 Account
Investment Companies*		$5,714	$—	$—	$5,714
	Total investments in securities $	5,714	$—	$—	$5,714

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Principal LifeTime Strategic Income Account
Investment Companies*		$24,633	$—	$—	$24,633
	Total investments in securities $	24,633	$—	$—	$24,633

Real Estate Securities Account
Common Stocks*		$156,836	$—	$—	$156,836
Investment Companies*		190	—	—	190
	Total investments in securities $	157,026	$—	$—	$157,026

SAM Balanced Portfolio
Investment Companies*		$788,425	$—	$—	$788,425
	Total investments in securities $	788,425	$—	$—	$788,425

SAM Conservative Balanced Portfolio
Investment Companies*		$199,050	$—	$—	$199,050
	Total investments in securities $	199,050	$—	$—	$199,050

SAM Conservative Growth Portfolio
Investment Companies*		$347,110	$—	$—	$347,110
	Total investments in securities $	347,110	$—	$—	$347,110

SAM Flexible Income Portfolio
Investment Companies*		$217,719	$—	$—	$217,719
	Total investments in securities $	217,719	$—	$—	$217,719

SAM Strategic Growth Portfolio
Investment Companies*		$290,407	$—	$—	$290,407
	Total investments in securities $	290,407	$—	$—	$290,407

Short-Term Income Account
Bonds*		$—	$156,102	$—	$156,102
Investment Companies*		2,438	—	—	2,438
U.S. Government & Government Agency Obligations*		—	1,432	—	1,432
	Total investments in securities $	2,438	$157,534	$—	$159,972

SmallCap Account
Common Stocks*		$211,856	$—	$—	$211,856
Investment Companies*		2,243	—	—	2,243
	Total investments in securities $	214,099	$—	$—	$214,099

*For additional detail regarding sector classifications, please see the Schedules of Investments
**Futures are valued at the unrealized appreciation/(depreciation) of the instrument.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

4. Fair Value (Continued)

Certain detailed information is provided for those Accounts with significant investments in Level 3 securities. Quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy is as follows (amounts in thousands):

		Fair Value
		at December		Unobservable
Account	Asset Type	31, 2017	Valuation Technique	Input
				Guideline public companies
Income Account	Common Stock	$3,630	Enterprise Valuation Model	(EBITDA multiples of 1.00
				– 1.20x) and discounted
				cash flows (discount rate
				between 9.5% - 11.5%)

The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts in thousands):

			Accrued
			Discounts/
			Premiums								Net Change in Unrealized
	Value	Realized	and Change			Proceeds	Transfers		Transfers	Value	Appreciation/(Depreciation)
	December 31,	Gain/	in Unrealized			from	into Level		Out of	December	on Investments Held at
Account	2016	(Loss)	Gain/(Loss)		Purchases	Sales		3 *	Level 3**	31, 2017	December 31, 2017
Income Account
Common Stock
Industrial	$2,675	$—	$955	$	— $	—	$	— $	—	$3,630	$955
Senior Floating Rate
Interests	257	—	5		101	(363)		—	—	—	—
Total	$2,932	$—	$960		$101	$(363)	$	— $	—	$3,630	$955

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading has been halted
2. Securities that have certain restrictions on trading
3. Instances in which a security is not priced by pricing services

**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading resumes
2. Securities where trading restrictions have expired
3. Instances in which a price becomes available from a pricing service

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

5. Management Agreement and Transactions with Affiliates

Management Services. The Accounts have agreed to pay investment advisory and management fees to the Manager computed at an annual percentage rate of each account’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .25% of aggregate net assets up to the first $1 billion and .20% of aggregate net assets over $1 billion. The Principal LifeTime Accounts do not pay investment advisory and management fees. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Thereafter
Core Plus Bond Account	.50	.45	.40	.35	.30
Equity Income Account	.60	.55	.50	.45	.40
LargeCap Growth Account I	.80	.75	.70	.65	.60
MidCap Account	.65	.60	.55	.50	.45
Real Estate Securities Account	.90	.85	.80	.75	.70
SmallCap Account	.85	.80	.75	.70	.65

		Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account	.85%	.80%	.75%	.70%	.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Value Account	.60	.55	.50	.45	.40

	Net Assets of Account (in millions)
	First	Next	Over
	$200	$300	$500
Short-Term Income Account	.50%	.45%	.40%

	Net Assets of Account (in millions)
	First $500	Over $500
Principal Capital Appreciation Account	.625%	.50%

		Net Assets of Account
	First $500	Next $500	Next $1	Next $1	Over $3
	million	million	billion	billion	billion
LargeCap Growth Account	.68%	.63%	.61%	.56%	.51%

	Net Assets of Accounts (in billions)
	First $2	Over $2
Government & High Quality Bond Account	.50%	.45%
Income Account	.50	.45

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

All Net Assets
Bond Market Index Account	.25%
Diversified Balanced Account	.05
Diversified Balanced Managed Volatility Account	.05
Diversified Balanced Volatility Control Account	.12
Diversified Growth Account	.05
Diversified Growth Managed Volatility Account	.05
Diversified Growth Volatility Control Account	.12
Diversified Income Account	.05
LargeCap S&P 500 Index Account	.25
LargeCap S&P 500 Managed Volatility Index Account	.45
Multi-Asset Income Account	.03

The Manager has contractually agreed to limit the Account’s management and investment advisory fees for certain of the Accounts.

The expense limit will reduce the Account’s management and investment advisory fees by the following amounts:

		Expiration
Bond Market Index Account	.100%	April 30, 2019
LargeCap Growth Account I	.016	April 30, 2018

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to account investments, acquired fund fees and expenses, and other extraordinary expenses) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from January 1, 2017 through December 31, 2017
	Class 1	Class 2		Expiration
Diversified Balanced Managed Volatility Account	N/A	.31%		April 30, 2018
Diversified Balanced Volatility Control Account	N/A	.39	^	April 30, 2018
Diversified Growth Managed Volatility Account	N/A	.31		April 30, 2018
Diversified Growth Volatility Control Account	N/A	.39	^	April 30, 2018
International Emerging Markets Account	1.35%	1.60		April 30, 2018
LargeCap S&P 500 Managed Volatility Index Account	.49	N/A		April 30, 2017
Multi-Asset Income Account	.08	.33		April 30, 2018
Principal LifeTime 2060 Account	.10	N/A		April 30, 2018
^ Period from March 31, 2017 to December 31, 2017.

The Manager has contractually agreed to reduce Short-Term Income Account’s expenses by .01% through the period ended April 30, 2018.

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest expense, expenses related to account investments, acquired fund fees and expenses, and other extraordinary expenses) attributable to Class 2 shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at any time. The operating expense limits are as follows:

Expense Limit
Diversified Balanced Account	.31%
Diversified Growth Account	.31
Diversified Income Account	.31

Amounts owed to the Accounts under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled periodically.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

Distribution Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Accounts. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual distribution fee rate is .25%.

Affiliated Ownership. At December 31, 2017, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1	Class 2
Bond Market Index Account	759	N/A
Core Plus Bond Account	19,715	52
Diversified Balanced Account	2,673	70,737
Diversified Balanced Managed Volatility Account	N/A	14,782
Diversified Balanced Volatility Control Account	N/A	3,380
Diversified Growth Account	N/A	223,367
Diversified Growth Managed Volatility Account	N/A	27,905
Diversified Growth Volatility Control Account	N/A	15,652
Diversified Income Account	N/A	20,440
Diversified International Account	17,066	40
Equity Income Account	10,165	97
Government & High Quality Bond Account	14,603	145
Income Account	490	83
International Emerging Markets Account	5,914	48
LargeCap Growth Account	3,346	21
LargeCap Growth Account I	9,691	23
LargeCap S&P 500 Index Account	15,025	180
LargeCap S&P 500 Managed Volatility Index Account	—	N/A
LargeCap Value Account	4,633	10
MidCap Account	9,510	—
Multi-Asset Income Account	21	2
Principal Capital Appreciation Account	4,695	35
Principal LifeTime 2010 Account	3,119	N/A
Principal LifeTime 2020 Account	14,027	48
Principal LifeTime 2030 Account	11,575	65
Principal LifeTime 2040 Account	3,991	24
Principal LifeTime 2050 Account	2,024	50
Principal LifeTime 2060 Account	397	N/A
Principal LifeTime Strategic Income Account	2,034	N/A
Real Estate Securities Account	7,479	123
SAM Balanced Portfolio	39,560	582
SAM Conservative Balanced Portfolio	14,145	427
SAM Conservative Growth Portfolio	9,371	433
SAM Flexible Income Portfolio	14,405	631
SAM Strategic Growth Portfolio	6,982	237
Short-Term Income Account	52,150	582
SmallCap Account	11,959	59

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

6. Investment Transactions

For the year ended December 31, 2017, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Bond Market Index Account	$1,378,418	$1,258,034
Core Plus Bond Account	281,119	276,027
Diversified Balanced Account	159,095	177,284
Diversified Balanced Managed Volatility Account	25,215	23,841
Diversified Balanced Volatility Control Account*	36,562	1,016
Diversified Growth Account	412,473	441,936
Diversified Growth Managed Volatility Account	57,802	42,368
Diversified Growth Volatility Control Account*	166,686	507
Diversified Income Account	54,221	55,535
Diversified International Account	116,119	135,681
Equity Income Account	87,054	132,872
Government & High Quality Bond Account	51,166	46,968
Income Account	17,849	25,187
International Emerging Markets Account	99,475	103,154
LargeCap Growth Account	78,352	85,272
LargeCap Growth Account I	97,577	117,725
LargeCap S&P 500 Index Account	72,755	196,073
LargeCap S&P 500 Managed Volatility Index Account	6,089	18,090
LargeCap Value Account	156,373	166,665
MidCap Account	78,537	206,553
Multi-Asset Income Account	110	50
Principal Capital Appreciation Account	44,271	64,472
Principal LifeTime 2010 Account	9,201	13,091
Principal LifeTime 2020 Account	45,991	53,135
Principal LifeTime 2030 Account	56,268	43,265
Principal LifeTime 2040 Account	22,645	16,096
Principal LifeTime 2050 Account	12,319	11,121
Principal LifeTime 2060 Account	3,843	1,265
Principal LifeTime Strategic Income Account	4,938	6,327
Real Estate Securities Account	30,881	45,576
SAM Balanced Portfolio	213,138	274,848
SAM Conservative Balanced Portfolio	52,585	68,978
SAM Conservative Growth Portfolio	115,067	114,114
SAM Flexible Income Portfolio	63,191	71,182
SAM Strategic Growth Portfolio	101,803	101,566
Short-Term Income Account	106,478	118,463
SmallCap Account	132,828	153,899

* For the period from March 30, 2017, date operations commenced, through December 31, 2017.

In addition Bond Market Index Account had $532,000 of covers on securities sold short and $235,000 of securities sold short.

LargeCap Growth Account I had $149,000 of securities sold short.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

6. Investment Transactions (Continued)

For the year ended December 31, 2017, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts in thousands):

	Purchases	Sales
Bond Market Index Account	$1,355,960	$1,230,140
Core Plus Bond Account	85,380	92,408
Government & High Quality Bond Account	11,925	12,622
Income Account	1,000	4,472
Short-Term Income Account	3,239	1,999

In addition Bond Market Index Account had $2,350,000 of covers on U.S. government securities sold short and $2,450,000 of U.S. government securities sold short.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2017 and December 31, 2016 were as follows (amounts in thousands):

				Long-Term
	Ordinary Income			Capital Gain*		Section 1250 Gain^
	2017	2016		2017	2016	2017	2016
Bond Market Index Account	$42,789	$37,281	$	— $	— $	— $	—
Core Plus Bond Account	8,475	9,413		—	—	—	—
Diversified Balanced Account	17,824	13,978		14,436	9,753	—	—
Diversified Balanced Managed Volatility Account	2,318	1,069		1,186	887	—	—
Diversified Growth Account	52,703	42,914		56,853	38,452	—	—
Diversified Growth Managed Volatility Account	4,278	1,725		2,787	2,054	—	—
Diversified Income Account	3,601	2,347		2,238	1,314	—	—
Diversified International Account	5,068	5,957		—	—	—	—
Equity Income Account	14,151	14,508		24,202	26,735	—	—
Government & High Quality Bond Account	9,895	9,150		—	—	—	—
Income Account	9,530	10,627		—	—	—	—
International Emerging Markets Account	1,309	1,002		—	—	—	—
LargeCap Growth Account	410	285		—	—	—	—
LargeCap Growth Account I	88	—		14,154	19,883	—	—
LargeCap S&P 500 Index Account	44,034	36,158		47,626	52,748	—	—
LargeCap S&P 500 Managed Volatility Index Account	8,087	2,748		8,343	1,636	—	—
LargeCap Value Account	2,717	2,594		7,976	4,185	—	—
MidCap Account	3,101	2,475		38,016	101,107	—	—
Multi-Asset Income Account	4	1		1	—	—	—
Principal Capital Appreciation Account	1,960	1,732		—	1,187	—	—
Principal LifeTime 2010 Account	950	900		547	244	—	—
Principal LifeTime 2020 Account	3,822	3,879		2,218	6,404	—	—
Principal LifeTime 2030 Account	2,293	2,133		1,671	4,803	—	—
Principal LifeTime 2040 Account	798	752		454	1,760	—	—
Principal LifeTime 2050 Account	400	375		253	1,040	—	—
Principal LifeTime 2060 Account	37	29		21	80	—	—
Principal LifeTime Strategic Income Account	574	625		—	—	—	—
Real Estate Securities Account	2,749	2,292		14,834	13,642	247	364
SAM Balanced Portfolio	16,564	16,577		17,921	48,128	—	—
SAM Conservative Balanced Portfolio	5,473	5,226		2,016	7,820	—	—
SAM Conservative Growth Portfolio	4,876	4,023		7,121	15,686	—	—
SAM Flexible Income Portfolio	7,133	7,109		1,553	4,130	—	—
SAM Strategic Growth Portfolio	3,694	3,370		7,442	12,907	—	—
Short-Term Income Account	3,183	3,580		—	—	—	—
SmallCap Account	773	489		—	8,473	—	—

*The Accounts designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

^Unrecaptured Section 1250 gains are gains from the sale of depreciable property that are subject to a maximum tax rate of 25%.

Certain Accounts may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2017

7. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2017, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

							Total
	Undistributed	Undistributed			Net Unrealized	Other	Accumulated
	Ordinary	Long-Term		Accumulated	Appreciation	Temporary	Earnings
	Income	Capital Gains		Losses	(Depreciation)	Differences*	(Deficit)
Bond Market Index Account	$52,142	$—		$(8,216)	$8,858	$—	$52,784
Core Plus Bond Account	9,635	—		(2,495)	(311)	90	6,919
Diversified Balanced Account	28,456	12,440		—	253,331	—	294,227
Diversified Balanced Managed Volatility Account	6,910	826		—	14,838	—	22,574
Diversified Balanced Volatility Control Account	434	148		—	782	—	1,364
Diversified Growth Account	105,995	29,468		—	881,584	—	1,017,047
Diversified Growth Managed Volatility Account	15,416	1,874		—	35,864	—	53,154
Diversified Growth Volatility Control Account	2,233	875		—	4,803	—	7,911
Diversified Income Account	5,792	1,113		—	28,677	—	35,582
Diversified International Account	6,006	—		—	70,021	—	76,027
Equity Income Account	13,351	33,348		—	264,247	—	310,946
Government & High Quality Bond Account	8,669	—		(3,087)	(8,302)	(49)	(2,769)
Income Account	8,190	—		(4,094)	10,374	161	14,631
International Emerging Markets Account	1,237	—		(549)	27,630	—	28,318
LargeCap Growth Account	255	8,663		—	32,476	—	41,394
LargeCap Growth Account I	444	23,407		—	103,342	(14)	127,179
LargeCap S&P 500 Index Account	45,472	83,344		—	964,814	—	1,093,630
LargeCap S&P 500 Managed Volatility Index Account	3,108	—		(6,129)	51,147	(7,268)	40,858
LargeCap Value Account	4,676	11,109		—	20,511	—	36,296
MidCap Account	1,316	72,183		—	225,220	—	298,719
Multi-Asset Income Account	9	1		—	11	—	21
Principal Capital Appreciation Account	1,692	8,273		—	61,995	—	71,960
Principal LifeTime 2010 Account	1,157	833		—	3,542	—	5,532
Principal LifeTime 2020 Account	5,624	5,221		—	19,650	—	30,495
Principal LifeTime 2030 Account	4,191	4,712		—	17,378	—	26,281
Principal LifeTime 2040 Account	1,457	2,202		—	7,445	—	11,104
Principal LifeTime 2050 Account	832	1,338		—	4,372	—	6,542
Principal LifeTime 2060 Account	124	181		—	415	—	720
Principal LifeTime Strategic Income Account	631	245		—	1,923	—	2,799
Real Estate Securities Account	2,973	11,571	^	—	35,133	—	49,677
SAM Balanced Portfolio	24,234	34,260		—	118,476	—	176,970
SAM Conservative Balanced Portfolio	6,537	6,842		—	18,712	—	32,091
SAM Conservative Growth Portfolio	10,265	15,433		—	52,447	—	78,145
SAM Flexible Income Portfolio	8,173	4,660		—	16,260	—	29,093
SAM Strategic Growth Portfolio	7,335	14,490		—	37,003	—	58,828
Short-Term Income Account	3,317	—		(103)	(435)	(8)	2,771
SmallCap Account	1,504	12,076		—	42,856	—	56,436

*Represents book-to-tax accounting differences.
^Undistributed Long-Term Capital Gain reported includes $284,000 of undistributed Section 1250 Capital Gains.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Accounts. At December 31, 2017, the Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

Net Capital Loss Carryforward Expiring In:			No Expiration:
	2018	Short-Term Long-Term		Total
Bond Market Index Account	$—	$502	$7,714	$8,216
Core Plus Bond Account	—	—	2,495	2,495
Government & High Quality Bond Account	—	301	2,786	3,087
Income Account	1,584	111	2,399	4,094
International Emerging Markets Account	—	549	—	549
LargeCap S&P 500 Managed Volatility Index Account	—	4,210	1,919	6,129
Short-Term Income Account	—	68	35	103

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of December 31, 2017, the following Accounts had expired and utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized
Core Plus Bond Account	$23,287	$1,747
Diversified International Account	84,793	16,326
Government & High Quality Bond Account	3,887	—
Income Account	389	—
International Emerging Markets Account	16,991	11,522
LargeCap Growth Account	—	1,404
Principal Capital Appreciation Account	—	741
Principal LifeTime Strategic Income Account	—	73
Short-Term Income Account	8,298	—
SmallCap Account	—	3,876

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Account’s taxable year subsequent to October 31. For the taxable year ended December 31, 2017, the Accounts do not plan to defer any late-year losses.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Accounts may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Accounts. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Accounts’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2017, the Accounts recorded reclassifications as follows (amounts in thousands):

	Accumulated
	Undistributed Net	Accumulated Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Bond Market Index Account	$3,952	$(3,952)	$—
Core Plus Bond Account	454	22,833	(23,287)
Diversified Balanced Volatility Control Account	1	—	(1)
Diversified Growth Volatility Control Account	10	—	(10)
Diversified International Account	34	84,759	(84,793)
Equity Income Account	(619)	(7,569)	8,188
Government & High Quality Bond Account	984	2,903	(3,887)
Income Account	415	(26)	(389)
International Emerging Markets Account	105	16,886	(16,991)
LargeCap Growth Account I	3	(2,689)	2,686
LargeCap S&P 500 Index Account	—	(11,792)	11,792
LargeCap Value Account	108	(108)	—
MidCap Account	(286)	(14,462)	14,748
Principal Capital Appreciation Account	(27)	(356)	383
Real Estate Securities Account	1,000	(1,000)	—
Short-Term Income Account	—	8,298	(8,298)
SmallCap Account	8	(8)	—

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

7. Federal Tax Information (Continued)

Federal Income Tax Basis. At December 31, 2017, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Accounts were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation/(Depreciation)	Income Tax Purposes
Bond Market Index Account	$27,080	$(18,222)	$8,858	$2,614,856
Core Plus Bond Account	4,340	(4,651)	(311)	306,160
Diversified Balanced Account	254,194	(862)	253,332	921,038
Diversified Balanced Managed Volatility Account	15,128	(290)	14,838	166,218
Diversified Balanced Volatility Control Account	918	(136)	782	35,554
Diversified Growth Account	886,195	(4,610)	881,585	3,065,148
Diversified Growth Managed Volatility Account	36,280	(416)	35,864	319,292
Diversified Growth Volatility Control Account	5,380	(577)	4,803	166,181
Diversified Income Account	29,280	(604)	28,676	239,531
Diversified International Account	71,814	(1,802)	70,012	224,336
Equity Income Account	267,311	(3,064)	264,247	334,777
Government & High Quality Bond Account	2,411	(10,713)	(8,302)	251,327
Income Account	11,875	(1,499)	10,376	210,934
International Emerging Markets Account	28,745	(1,115)	27,630	87,828
LargeCap Growth Account	32,880	(404)	32,476	88,485
LargeCap Growth Account I	105,536	(2,194)	103,342	199,037
LargeCap S&P 500 Index Account	1,020,921	(56,107)	964,814	1,599,264
LargeCap S&P 500 Managed Volatility Index Account	57,80	(6,654)	51,14	170	,
LargeCap Value Account	21,556	(1,045)	20,511	129,907
MidCap Account	227,505	(2,284)	225,221	367,520
Multi-Asset Income Account	11	(1)	10	257
Principal Capital Appreciation Account	62,478	(484)	61,994	101,362
Principal LifeTime 2010 Account	4,294	(753)	3,541	38,298
Principal LifeTime 2020 Account	23,515	(3,865)	19,650	178,962
Principal LifeTime 2030 Account	18,630	(1,252)	17,378	135,947
Principal LifeTime 2040 Account	8,031	(586)	7,445	56,694
Principal LifeTime 2050 Account	4,655	(283)	4,372	28,018
Principal LifeTime 2060 Account	460	(45)	415	5,299
Principal LifeTime Strategic Income Account	2,390	(467)	1,923	22,710
Real Estate Securities Account	37,431	(2,298)	35,133	121,893
SAM Balanced Portfolio	122,138	(3,662)	118,476	669,949
SAM Conservative Balanced Portfolio	19,681	(969)	18,712	180,338
SAM Conservative Growth Portfolio	54,895	(2,448)	52,447	294,663
SAM Flexible Income Portfolio	17,073	(813)	16,260	201,459
SAM Strategic Growth Portfolio	39,361	(2,358)	37,003	253,404
Short-Term Income Account	751	(1,186)	(435)	160,407
SmallCap Account	49,196	(6,341)	42,855	171,244

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments
Bond Market Index Account
December 31, 2017

INVESTMENT COMPANIES - 7.91%	Shares Held	Value (000's)		Principal
Money Market Funds - 7.91%			BONDS (continued)	Amount (000's) Value (000's)
Principal Government Money Market Fund(a)	193,574,467	$193,575	Agriculture (continued)
			Altria Group Inc (continued)
TOTAL INVESTMENT COMPANIES		$193,575	4.50%, 05/02/2043	$500	$543
	Principal		4.75%, 05/05/2021	163	175
BONDS - 33.78%	Amount (000's)	Value (000's)	5.38%, 01/31/2044	205	249
Advertising - 0.01%			9.25%, 08/06/2019	126	140
Omnicom Group Inc			Archer-Daniels-Midland Co
4.45%, 08/15/2020	$128	$134	2.50%, 08/11/2026	850	811
			4.48%, 03/01/2021	29	31
Aerospace & Defense - 0.51%			BAT Capital Corp
Boeing Capital Corp			2.76%, 08/15/2022(b)	580	577
4.70%, 10/27/2019	33	34	3.56%, 08/15/2027(b)	550	551
Boeing Co/The			4.54%, 08/15/2047(b)	325	342
1.88%, 06/15/2023	500	482	Philip Morris International Inc
2.25%, 06/15/2026	500	475	1.88%, 02/25/2021	70	69
5.88%, 02/15/2040	154	205	2.38%, 08/17/2022	30	30
Embraer Netherlands Finance BV			2.75%, 02/25/2026	310	304
5.05%, 06/15/2025	300	318	2.90%, 11/15/2021	81	82
General Dynamics Corp			3.25%, 11/10/2024	30	30
2.13%, 08/15/2026	350	328	4.25%, 11/10/2044	30	32
2.25%, 11/15/2022	15	15	4.38%, 11/15/2041	61	66
Harris Corp			4.50%, 03/26/2020	131	137
3.83%, 04/27/2025	500	518	4.50%, 03/20/2042	400	435
4.40%, 12/15/2020	51	53	4.88%, 11/15/2043	35	40
L3 Technologies Inc			6.38%, 05/16/2038	850	1,150
4.95%, 02/15/2021	277	293	Reynolds American Inc
Lockheed Martin Corp			4.00%, 06/12/2022	30	31
2.50%, 11/23/2020	255	257	4.45%, 06/12/2025	250	267
3.35%, 09/15/2021	102	105	4.85%, 09/15/2023	350	381
3.55%, 01/15/2026	240	249	5.70%, 08/15/2035	25	30
3.60%, 03/01/2035	350	353	5.85%, 08/15/2045	415	518
3.80%, 03/01/2045	25	25	6.88%, 05/01/2020	500	548
4.07%, 12/15/2042	47	50	8.13%, 06/23/2019	36	39
4.09%, 09/15/2052	389	407			$8,104
4.70%, 05/15/2046	25	29	Airlines - 0.07%
Northrop Grumman Corp			American Airlines 2014-1 Class A Pass
2.55%, 10/15/2022	380	377	Through Trust
3.20%, 02/01/2027	500	502	3.70%, 04/01/2028	332	340
3.25%, 08/01/2023	500	510	Continental Airlines 2012-2 Class A Pass
3.25%, 01/15/2028	320	320	Through Trust
3.50%, 03/15/2021	277	286	4.00%, 04/29/2026	159	166
3.85%, 04/15/2045	500	504	Delta Air Lines 2007-1 Class A Pass Through
4.03%, 10/15/2047	25	26	Trust
Raytheon Co			6.82%, 02/10/2024	62	71
2.50%, 12/15/2022	20	20	Southwest Airlines Co
3.13%, 10/15/2020	77	79	2.65%, 11/05/2020	500	502
4.88%, 10/15/2040	154	185	2.75%, 11/06/2019	300	302
Rockwell Collins Inc			United Airlines 2014-2 Class A Pass Through
3.50%, 03/15/2027	1,025	1,044	Trust
4.35%, 04/15/2047	40	43	3.75%, 03/03/2028	177	183
4.80%, 12/15/2043	460	525	US Airways 2013-1 Class A Pass Through
United Technologies Corp			Trust
1.90%, 05/04/2020	300	297	3.95%, 05/15/2027	155	161
1.95%, 11/01/2021	80	78			$1,725
2.30%, 05/04/2022	600	591	Apparel - 0.04%
2.65%, 11/01/2026	500	482	NIKE Inc
3.10%, 06/01/2022	1,030	1,049	2.25%, 05/01/2023	200	199
3.13%, 05/04/2027	15	15	2.38%, 11/01/2026	380	362
3.75%, 11/01/2046	30	30	3.38%, 11/01/2046	350	337
4.05%, 05/04/2047	300	314	3.63%, 05/01/2043	200	201
4.15%, 05/15/2045	40	43			$1,099
4.50%, 04/15/2020	74	78	Automobile Asset Backed Securities - 0.20%
4.50%, 06/01/2042	600	665	Ford Credit Auto Owner Trust 2016-B
5.70%, 04/15/2040	51	65	1.33%, 10/15/2020	1,000	995
6.13%, 07/15/2038	18	24	Nissan Auto Receivables 2015-B Owner
6.70%, 08/01/2028	175	227	Trust
		$12,575	1.34%, 03/16/2020	321	320
Agriculture - 0.33%			Nissan Auto Receivables 2016-C Owner
Altria Group Inc			Trust
2.85%, 08/09/2022	40	40	1.18%, 01/15/2021	2,905	2,875
3.88%, 09/16/2046	60	59	World Omni Auto Receivables Trust 2016-A
4.00%, 01/31/2024	350	371	1.77%, 09/15/2021	800	798
4.25%, 08/09/2042	25	26			$4,988

See accompanying notes.

     Schedule of Investments Bond Market Index Account December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Automobile Manufacturers - 0.53%			Banks (continued)
American Honda Finance Corp			Bank of America Corp (continued)
1.70%, 09/09/2021	$30	$29	3.25%, 10/21/2027	$40	$40
2.00%, 11/13/2019	300	299	3.30%, 01/11/2023	330	338
2.45%, 09/24/2020	1,025	1,028	3.42%, 12/20/2028(b),(c)	641	641
Daimler Finance North America LLC			3 Month LIBOR + 1.04%
8.50%, 01/18/2031	127	192	3.50%, 04/19/2026	795	813
Ford Motor Co			3.59%, 07/21/2028(c)	500	508
4.35%, 12/08/2026	745	777	3 Month LIBOR + 1.37%
4.75%, 01/15/2043	400	406	3.71%, 04/24/2028(c)	1,000	1,026
5.29%, 12/08/2046	380	414	3 Month LIBOR + 1.51%
7.45%, 07/16/2031	125	163	3.82%, 01/20/2028(c)	400	414
Ford Motor Credit Co LLC			3 Month LIBOR + 1.58%
3.34%, 03/18/2021	1,000	1,016	3.88%, 08/01/2025	30	32
3.66%, 09/08/2024	750	760	3.95%, 04/21/2025	830	858
4.13%, 08/04/2025	200	207	4.13%, 01/22/2024	1,000	1,064
4.25%, 09/20/2022	200	210	4.18%, 11/25/2027	60	63
4.38%, 08/06/2023	370	390	4.20%, 08/26/2024	25	26
4.39%, 01/08/2026	200	210	4.24%, 04/24/2038(c)	500	542
5.88%, 08/02/2021	400	439	3 Month LIBOR + 1.81%
General Motors Co			4.44%, 01/20/2048(c)	30	34
4.88%, 10/02/2023	25	27	3 Month LIBOR + 1.99%
5.15%, 04/01/2038	440	469	5.00%, 01/21/2044	25	30
5.40%, 04/01/2048	360	393	5.63%, 07/01/2020	380	411
6.75%, 04/01/2046	25	32	5.70%, 01/24/2022	580	647
General Motors Financial Co Inc			5.88%, 02/07/2042	228	302
3.15%, 06/30/2022	30	30	7.63%, 06/01/2019	300	323
3.20%, 07/13/2020	25	25	7.75%, 05/14/2038	850	1,274
3.20%, 07/06/2021	330	333	Bank of America NA
3.45%, 01/14/2022	30	30	6.00%, 10/15/2036	250	326
3.45%, 04/10/2022	325	329	Bank of Montreal
3.50%, 11/07/2024	300	299	1.50%, 07/18/2019	500	495
3.70%, 05/09/2023	325	331	1.90%, 08/27/2021	15	15
3.95%, 04/13/2024	5	5	2.55%, 11/06/2022	15	15
4.30%, 07/13/2025	325	339	Bank of Nova Scotia/The
4.35%, 01/17/2027	30	31	2.35%, 10/21/2020	500	499
4.38%, 09/25/2021	330	347	2.45%, 03/22/2021	500	500
5.25%, 03/01/2026	1,020	1,122	2.45%, 09/19/2022	30	30
Toyota Motor Credit Corp			2.70%, 03/07/2022	15	15
1.55%, 10/18/2019	350	347	4.50%, 12/16/2025	500	526
1.70%, 02/19/2019	500	498	Barclays Bank PLC
2.13%, 07/18/2019	500	500	5.14%, 10/14/2020	1,000	1,059
2.15%, 03/12/2020	500	498	Barclays PLC
2.25%, 10/18/2023	350	342	2.75%, 11/08/2019	1,000	1,002
2.60%, 01/11/2022	30	30	3.20%, 08/10/2021	200	201
2.63%, 01/10/2023	100	100	3.25%, 01/12/2021	200	202
3.30%, 01/12/2022	77	79	3.68%, 01/10/2023	200	203
		$13,076	4.34%, 01/10/2028	1,030	1,066
Automobile Parts & Equipment - 0.02%			4.38%, 09/11/2024	200	205
BorgWarner Inc			4.38%, 01/12/2026	200	208
3.38%, 03/15/2025	500	502	4.84%, 05/09/2028	400	416
			4.95%, 01/10/2047	400	444
Banks - 6.25%			5.20%, 05/12/2026	200	213
Australia & New Zealand Banking Group Ltd			BB&T Corp
2.13%, 08/19/2020	250	248	2.15%, 02/01/2021	400	396
Australia & New Zealand Banking Group			6.85%, 04/30/2019	18	19
Ltd/New York NY			BNP Paribas SA
2.25%, 06/13/2019	500	501	4.25%, 10/15/2024	750	792
2.30%, 06/01/2021	310	307	5.00%, 01/15/2021	77	83
2.63%, 05/19/2022	250	249	BPCE SA
Banco Santander SA			4.00%, 04/15/2024	250	264
3.13%, 02/23/2023	600	597	Branch Banking & Trust Co
Bank of America Corp			1.45%, 05/10/2019	750	743
2.25%, 04/21/2020	160	160	2.85%, 04/01/2021	1,000	1,014
2.37%, 07/21/2021 (c)	500	499	3.63%, 09/16/2025	250	259
3 Month LIBOR + 0.66%			3.80%, 10/30/2026	250	262
2.60%, 01/15/2019	109	109	Capital One Financial Corp
2.63%, 04/19/2021	750	754	2.45%, 04/24/2019	250	251
2.82%, 07/21/2023 (c)	500	499	2.50%, 05/12/2020	400	399
3 Month LIBOR + 0.93%			3.05%, 03/09/2022	30	30
3.00%, 12/20/2023 (b),(c)	689	691	3.20%, 02/05/2025	415	411
3 Month LIBOR + 0.79%			3.50%, 06/15/2023	114	116
3.12%, 01/20/2023 (c)	500	507	3.75%, 04/24/2024	5	5
3 Month LIBOR + 1.16%			3.75%, 03/09/2027	1,020	1,031

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)				Banks (continued)
Capital One Financial Corp	(continued)			Discover Bank
4.20%, 10/29/2025		$30	$31	3.20%, 08/09/2021	$250	$254
4.75%, 07/15/2021		30	32	4.20%, 08/08/2023	250	263
Citibank NA				4.25%, 03/13/2026	500	521
2.13%, 10/20/2020		400	396	Fifth Third Bancorp
Citigroup Inc				2.88%, 07/27/2020	10	10
2.35%, 08/02/2021		25	25	4.30%, 01/16/2024	30	32
2.40%, 02/18/2020		200	200	8.25%, 03/01/2038	385	588
2.45%, 01/10/2020		500	500	Fifth Third Bank/Cincinnati OH
2.65%, 10/26/2020		1,020	1,023	2.25%, 06/14/2021	700	693
2.70%, 03/30/2021		30	30	2.30%, 03/15/2019	300	300
2.70%, 10/27/2022		400	396	2.88%, 10/01/2021	200	202
2.75%, 04/25/2022		15	15	3.85%, 03/15/2026	700	722
2.88%, 07/24/2023 (c)		1,200	1,194	Goldman Sachs Group Inc/The
3 Month LIBOR + 0.95%				2.35%, 11/15/2021	780	768
2.90%, 12/08/2021		1,000	1,007	2.55%, 10/23/2019	1,000	1,002
3.20%, 10/21/2026		770	764	2.75%, 09/15/2020	500	502
3.50%, 05/15/2023		600	611	2.88%, 02/25/2021	40	40
3.67%, 07/24/2028 (c)		1,200	1,217	3.00%, 04/26/2022	25	25
3 Month LIBOR + 1.39%				3.50%, 01/23/2025	1,500	1,524
3.70%, 01/12/2026		500	515	3.50%, 11/16/2026	1,000	1,006
3.75%, 06/16/2024		500	519	3.69%, 06/05/2028(c)	1,000	1,014
3.88%, 10/25/2023		30	31	3 Month LIBOR + 1.51%
3.89%, 01/10/2028 (c)		400	414	3.75%, 05/22/2025	30	31
3 Month LIBOR + 1.56%				3.85%, 07/08/2024	20	21
4.05%, 07/30/2022		200	208	3.85%, 01/26/2027	60	62
4.28%, 04/24/2048 (c)		30	33	4.02%, 10/31/2038(c)	1,250	1,285
3 Month LIBOR + 1.84%				3 Month LIBOR + 1.37%
4.30%, 11/20/2026		525	549	4.25%, 10/21/2025	1,280	1,338
4.40%, 06/10/2025		30	32	4.75%, 10/21/2045	385	441
4.45%, 09/29/2027		20	21	4.80%, 07/08/2044	25	28
4.50%, 01/14/2022		454	483	5.15%, 05/22/2045	310	359
4.60%, 03/09/2026		60	64	5.25%, 07/27/2021	502	544
4.65%, 07/30/2045		222	253	5.38%, 03/15/2020	1,000	1,060
5.30%, 05/06/2044		25	30	5.75%, 01/24/2022	228	253
5.50%, 09/13/2025		325	366	6.25%, 02/01/2041	700	943
5.88%, 01/30/2042		328	431	6.75%, 10/01/2037	30	40
6.63%, 06/15/2032		112	143	HSBC Holdings PLC
6.68%, 09/13/2043		30	42	2.65%, 01/05/2022	200	199
8.13%, 07/15/2039		132	211	2.95%, 05/25/2021	700	705
Citizens Bank NA/Providence RI				3.40%, 03/08/2021	345	353
2.55%, 05/13/2021		250	249	3.60%, 05/25/2023	500	514
Commonwealth Bank of Australia/New York				3.90%, 05/25/2026	395	410
NY				4.00%, 03/30/2022	148	155
2.05%, 03/15/2019		500	499	4.04%, 03/13/2028(c)	500	521
2.30%, 03/12/2020		750	750	3 Month LIBOR + 1.55%
Cooperatieve Rabobank UA				4.25%, 03/14/2024	500	522
3.88%, 02/08/2022		328	345	4.30%, 03/08/2026	445	473
3.95%, 11/09/2022		300	313	5.10%, 04/05/2021	728	782
4.50%, 01/11/2021		51	54	6.10%, 01/14/2042	174	239
5.25%, 05/24/2041		500	631	6.50%, 05/02/2036	420	548
5.25%, 08/04/2045		500	602	6.50%, 09/15/2037	1,530	2,012
5.75%, 12/01/2043		250	318	HSBC USA Inc
Cooperatieve Rabobank UA/NY				2.75%, 08/07/2020	500	503
2.25%, 01/14/2020		300	300	Huntington Bancshares Inc/OH
2.50%, 01/19/2021		500	502	2.30%, 01/14/2022	500	492
Credit Suisse AG/New York NY				Industrial & Commercial Bank of China
2.30%, 05/28/2019		500	500	Ltd/New York
3.00%, 10/29/2021		250	253	2.45%, 10/20/2021	500	490
3.63%, 09/09/2024		400	414	JPMorgan Chase & Co
5.40%, 01/14/2020		200	211	1.85%, 03/22/2019	500	498
Credit Suisse Group Funding Guernsey Ltd				2.25%, 01/23/2020	670	670
3.13%, 12/10/2020		250	253	2.30%, 08/15/2021	880	872
3.75%, 03/26/2025		750	765	2.55%, 10/29/2020	1,000	1,003
4.88%, 05/15/2045		500	576	2.75%, 06/23/2020	1,000	1,009
Deutsche Bank AG				2.78%, 04/25/2023(c)	250	250
3.38%, 05/12/2021		500	505	3 Month LIBOR + 0.94%
4.10%, 01/13/2026		500	509	2.97%, 01/15/2023	1,040	1,049
4.25%, 10/14/2021		400	416	3.13%, 01/23/2025	1,000	1,006
Deutsche Bank AG/London				3.20%, 01/25/2023	1,025	1,045
3.70%, 05/30/2024		25	25	3.20%, 06/15/2026	25	25
				3.25%, 09/23/2022	320	328
				3.30%, 04/01/2026	500	504

See accompanying notes.

     Schedule of Investments Bond Market Index Account December 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)				Banks (continued)
JPMorgan Chase & Co	(continued)			Mizuho Financial Group Inc
3.38%, 05/01/2023		$400	$407	2.27%, 09/13/2021	$400	$393
3.63%, 12/01/2027		25	25	2.84%, 09/13/2026	400	385
3.88%, 02/01/2024		20	21	2.95%, 02/28/2022	500	500
3.88%, 09/10/2024		500	522	3.17%, 09/11/2027	200	196
3.96%, 11/15/2048 (c)		400	413	Morgan Stanley
3 Month LIBOR + 1.38%				2.50%, 04/21/2021	1,000	998
4.03%, 07/24/2048 (c)		30	31	2.63%, 11/17/2021	1,030	1,025
3 Month LIBOR + 1.46%				2.75%, 05/19/2022	300	299
4.25%, 10/15/2020		20	21	2.80%, 06/16/2020	1,050	1,059
4.25%, 10/01/2027		10	11	3.13%, 07/27/2026	1,330	1,312
4.26%, 02/22/2048 (c)		500	541	3.59%, 07/22/2028(c)	30	30
3 Month LIBOR + 1.58%				3 Month LIBOR + 1.34%
4.40%, 07/22/2020		212	223	3.63%, 01/20/2027	30	31
4.50%, 01/24/2022		257	275	3.70%, 10/23/2024	25	26
4.63%, 05/10/2021		287	306	3.75%, 02/25/2023	1,230	1,275
4.85%, 02/01/2044		20	24	3.88%, 04/29/2024	30	31
4.95%, 03/25/2020		57	60	3.95%, 04/23/2027	50	51
4.95%, 06/01/2045		55	64	3.97%, 07/22/2038(c)	15	16
5.40%, 01/06/2042		102	128	3 Month LIBOR + 1.46%
5.60%, 07/15/2041		154	198	4.00%, 07/23/2025	30	31
5.63%, 08/16/2043		375	466	4.10%, 05/22/2023	380	396
6.30%, 04/23/2019		800	842	4.30%, 01/27/2045	50	54
6.40%, 05/15/2038		200	275	4.35%, 09/08/2026	30	31
KeyBank NA/Cleveland OH				4.38%, 01/22/2047	30	33
1.60%, 08/22/2019		350	346	4.88%, 11/01/2022	30	32
2.25%, 03/16/2020		200	199	5.00%, 11/24/2025	525	574
2.50%, 12/15/2019		500	501	5.63%, 09/23/2019	1,321	1,392
KeyCorp				5.75%, 01/25/2021	1,050	1,144
2.90%, 09/15/2020		30	30	6.38%, 07/24/2042	620	862
5.10%, 03/24/2021		102	110	MUFG Union Bank NA
Korea Development Bank/The				2.25%, 05/06/2019	400	399
2.50%, 03/11/2020		500	496	National Australia Bank Ltd/New York
Kreditanstalt fuer Wiederaufbau				1.88%, 07/12/2021	500	489
0.00%, 04/18/2036 (d)		380	224	2.13%, 05/22/2020	300	298
0.00%, 06/29/2037 (d)		200	112	2.50%, 05/22/2022	570	566
1.00%, 07/15/2019		1,700	1,675	Northern Trust Corp
1.50%, 04/20/2020		1,500	1,481	3.95%, 10/30/2025	500	530
1.50%, 06/15/2021		290	283	Oesterreichische Kontrollbank AG
1.63%, 05/29/2020		1,000	989	1.38%, 02/10/2020	250	246
1.63%, 03/15/2021		670	658	1.50%, 10/21/2020	160	157
1.75%, 10/15/2019		750	746	1.75%, 01/24/2020	500	496
1.88%, 04/01/2019		250	250	1.88%, 01/20/2021	1,000	989
1.88%, 11/30/2020		500	496	PNC Bank NA
2.00%, 05/02/2025		880	848	1.95%, 03/04/2019	350	349
2.13%, 03/07/2022		500	497	2.25%, 07/02/2019	1,000	1,001
2.13%, 06/15/2022		460	456	2.63%, 02/17/2022	500	501
2.63%, 01/25/2022		1,257	1,274	3.80%, 07/25/2023	400	418
2.75%, 09/08/2020		300	305	PNC Financial Services Group Inc/The
4.00%, 01/27/2020		847	880	3.15%, 05/19/2027	10	10
4.88%, 06/17/2019		1,782	1,856	4.38%, 08/11/2020	51	54
Landwirtschaftliche Rentenbank				5.13%, 02/08/2020	25	26
1.75%, 04/15/2019		350	349	6.70%, 06/10/2019	25	27
1.75%, 07/27/2026		500	469	Royal Bank of Canada
2.00%, 01/13/2025		300	290	2.15%, 03/06/2020	750	747
Lloyds Bank PLC				2.35%, 10/30/2020	500	500
6.38%, 01/21/2021		51	57	Royal Bank of Scotland Group PLC
Lloyds Banking Group PLC				3.88%, 09/12/2023	200	203
3.57%, 11/07/2028 (c)		600	594	4.80%, 04/05/2026	500	537
3 Month LIBOR + 1.21%				Santander Holdings USA Inc
3.75%, 01/11/2027		1,015	1,031	4.40%, 07/13/2027(b)	20	20
4.65%, 03/24/2026		500	528	4.50%, 07/17/2025	780	814
5.30%, 12/01/2045		200	237	Santander UK Group Holdings PLC
Manufacturers & Traders Trust Co				2.88%, 10/16/2020	1,000	1,003
2.10%, 02/06/2020		200	199	3.57%, 01/10/2023	520	527
Mitsubishi UFJ Financial Group Inc				Santander UK PLC
2.53%, 09/13/2023		400	390	2.38%, 03/16/2020	750	750
2.67%, 07/25/2022		30	30	Skandinaviska Enskilda Banken AB
2.76%, 09/13/2026		400	383	1.88%, 09/13/2021	500	488
3.00%, 02/22/2022		500	503	2.63%, 03/15/2021	500	502
3.29%, 07/25/2027		10	10	State Street Corp
3.85%, 03/01/2026		350	362	1.95%, 05/19/2021	35	34
				2.55%, 08/18/2020	180	181

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Banks (continued)			Banks (continued)
State Street Corp (continued)			Westpac Banking Corp	(continued)
2.65%, 05/19/2026	$60	$58	4.88%, 11/19/2019		$225	$236
3.10%, 05/15/2023	325	328				$153,120
3.55%, 08/18/2025	225	234	Beverages - 0.71%
3.70%, 11/20/2023	10	11	Anheuser-Busch InBev Finance Inc
Sumitomo Mitsui Banking Corp			1.90%, 02/01/2019		1,065	1,063
2.45%, 01/16/2020	500	500	2.63%, 01/17/2023		30	30
3.20%, 07/18/2022	100	101	2.65%, 02/01/2021		949	953
3.65%, 07/23/2025	500	518	3.30%, 02/01/2023		30	31
Sumitomo Mitsui Financial Group Inc			3.65%, 02/01/2026		2,825	2,915
2.93%, 03/09/2021	500	505	3.70%, 02/01/2024		65	68
3.36%, 07/12/2027	750	748	4.63%, 02/01/2044		25	28
3.45%, 01/11/2027	140	142	4.70%, 02/01/2036		1,030	1,152
3.78%, 03/09/2026	500	517	4.90%, 02/01/2046		790	916
SunTrust Bank/Atlanta GA			Anheuser-Busch InBev Worldwide Inc
2.75%, 05/01/2023	200	198	2.50%, 07/15/2022		340	337
SunTrust Banks Inc			3.75%, 01/15/2022		750	784
2.70%, 01/27/2022	30	30	3.75%, 07/15/2042		100	97
2.90%, 03/03/2021	15	15	4.44%, 10/06/2048		676	737
Svenska Handelsbanken AB			5.00%, 04/15/2020		38	40
2.25%, 06/17/2019	500	500	5.38%, 01/15/2020		68	72
Toronto-Dominion Bank/The			6.88%, 11/15/2019		551	597
1.80%, 07/13/2021	520	509	7.75%, 01/15/2019		478	505
1.90%, 10/24/2019	600	597	8.20%, 01/15/2039		51	81
2.50%, 12/14/2020	1,015	1,018	Coca-Cola Co/The
UBS AG/Stamford CT			2.50%, 04/01/2023		10	10
2.38%, 08/14/2019	1,000	1,001	2.88%, 10/27/2025		520	520
US Bancorp			3.15%, 11/15/2020		528	542
2.35%, 01/29/2021	20	20	3.20%, 11/01/2023		60	62
2.63%, 01/24/2022	55	55	3.30%, 09/01/2021		30	31
2.95%, 07/15/2022	230	233	Diageo Capital PLC
3.00%, 03/15/2022	158	161	2.63%, 04/29/2023		10	10
3.10%, 04/27/2026	780	774	4.83%, 07/15/2020		51	54
3.15%, 04/27/2027	25	25	5.88%, 09/30/2036		139	183
3.60%, 09/11/2024	15	16	Diageo Investment Corp
4.13%, 05/24/2021	112	118	2.88%, 05/11/2022		200	203
US Bank NA/Cincinnati OH			Dr Pepper Snapple Group Inc
1.40%, 04/26/2019	500	496	3.13%, 12/15/2023		500	505
Wells Fargo & Co			4.42%, 12/15/2046		500	525
2.10%, 07/26/2021	15	15	Molson Coors Brewing Co
2.13%, 04/22/2019	1,000	1,000	3.00%, 07/15/2026		530	519
2.50%, 03/04/2021	1,020	1,020	5.00%, 05/01/2042		50	57
2.55%, 12/07/2020	20	20	PepsiCo Inc
2.60%, 07/22/2020	10	10	1.70%, 10/06/2021		30	29
3.00%, 02/19/2025	890	883	2.00%, 04/15/2021		750	742
3.00%, 04/22/2026	500	491	2.15%, 10/14/2020		500	499
3.00%, 10/23/2026	530	519	2.38%, 10/06/2026		20	19
3.07%, 01/24/2023	35	35	2.75%, 03/05/2022		593	600
3.45%, 02/13/2023	215	219	3.10%, 07/17/2022		15	15
3.50%, 03/08/2022	180	186	3.13%, 11/01/2020		128	131
3.58%, 05/22/2028 (c)	500	510	3.45%, 10/06/2046		545	529
3 Month LIBOR + 1.31%			4.25%, 10/22/2044		500	552
3.90%, 05/01/2045	500	519	4.45%, 04/14/2046		20	23
4.40%, 06/14/2046	385	406	4.50%, 01/15/2020		51	53
4.60%, 04/01/2021	102	108	4.88%, 11/01/2040		128	154
4.65%, 11/04/2044	30	33	5.50%, 01/15/2040		51	65
4.75%, 12/07/2046	500	559	Pepsi-Cola Metropolitan Bottling Co Inc
4.90%, 11/17/2045	520	589	7.00%, 03/01/2029		300	405
5.38%, 02/07/2035	500	611				$17,443
5.38%, 11/02/2043	20	24	Biotechnology - 0.44%
5.61%, 01/15/2044	45	55	Amgen Inc
Wells Fargo Bank NA			1.85%, 08/19/2021		65	63
2.15%, 12/06/2019	500	499	2.60%, 08/19/2026		1,000	958
5.95%, 08/26/2036	750	961	2.65%, 05/11/2022		40	40
6.60%, 01/15/2038	250	349	3.88%, 11/15/2021		25	26
Wells Fargo Capital X			4.10%, 06/15/2021		501	523
5.95%, 12/01/2086	200	227	4.40%, 05/01/2045		40	44
Westpac Banking Corp			4.56%, 06/15/2048		485	541
2.00%, 08/19/2021	500	491	4.66%, 06/15/2051		810	906
2.60%, 11/23/2020	500	502	5.70%, 02/01/2019		12	12
2.80%, 01/11/2022	500	504	Baxalta Inc
3.35%, 03/08/2027	30	30	3.60%, 06/23/2022		500	511

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

	Principal		Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Biotechnology (continued)			Chemicals (continued)
Baxalta Inc (continued)			Methanex Corp
4.00%, 06/23/2025	$50	$52	3.25%, 12/15/2019	$300	$301
5.25%, 06/23/2045	130	152	Monsanto Co
Biogen Inc			3.38%, 07/15/2024	750	761
4.05%, 09/15/2025	265	280	4.40%, 07/15/2044	15	16
5.20%, 09/15/2045	540	641	Mosaic Co/The
Celgene Corp			4.25%, 11/15/2023	496	514
2.88%, 08/15/2020	500	505	4.88%, 11/15/2041	520	517
3.25%, 08/15/2022	25	25	Potash Corp of Saskatchewan Inc
3.55%, 08/15/2022	20	21	3.63%, 03/15/2024	500	513
3.88%, 08/15/2025	470	487	4.88%, 03/30/2020	51	53
3.95%, 10/15/2020	400	414	PPG Industries Inc
4.35%, 11/15/2047	150	156	3.60%, 11/15/2020	251	257
4.63%, 05/15/2044	355	379	Praxair Inc
5.00%, 08/15/2045	30	34	2.20%, 08/15/2022	300	296
Gilead Sciences Inc			Sherwin-Williams Co/The
2.50%, 09/01/2023	10	10	2.75%, 06/01/2022	35	35
2.55%, 09/01/2020	600	605	3.45%, 06/01/2027	330	335
2.95%, 03/01/2027	530	521	4.50%, 06/01/2047	25	27
3.25%, 09/01/2022	60	62	Westlake Chemical Corp
3.50%, 02/01/2025	750	776	3.60%, 08/15/2026	350	352
4.00%, 09/01/2036	300	317			$9,023
4.15%, 03/01/2047	70	75	Commercial Mortgage Backed Securities - 1.77%
4.40%, 12/01/2021	127	135	CFCRE Commercial Mortgage Trust 2016-
4.50%, 04/01/2021	35	37	C4
4.60%, 09/01/2035	500	563	3.28%, 05/10/2058	1,300	1,306
4.75%, 03/01/2046	195	226	Citigroup Commercial Mortgage Trust 2013-
4.80%, 04/01/2044	500	580	GC15
		$10,677	4.37%, 09/10/2046(e)	1,000	1,078
Building Materials - 0.08%			Citigroup Commercial Mortgage Trust 2016-
Johnson Controls International plc			GC36
3.75%, 12/01/2021	477	493	3.62%, 02/10/2049	1,000	1,035
5.00%, 03/30/2020	64	68	COMM 2012-CCRE3 Mortgage Trust
5.25%, 12/01/2041	128	147	2.82%, 10/15/2045	500	501
Masco Corp			COMM 2013-CCRE8 Mortgage Trust
4.45%, 04/01/2025	300	318	3.61%, 06/10/2046(e)	500	519
Owens Corning			COMM 2013-LC6 Mortgage Trust
4.20%, 12/15/2022	1,000	1,049	2.94%, 01/10/2046	500	504
		$2,075	COMM 2014-LC15 Mortgage Trust
Chemicals - 0.37%			2.84%, 04/10/2047	1,000	1,007
Agrium Inc			COMM 2014-UBS3 Mortgage Trust
4.90%, 06/01/2043	200	223	3.82%, 06/10/2047	500	525
6.13%, 01/15/2041	250	318	COMM 2015-DC1 Mortgage Trust
Albemarle Corp			3.35%, 02/10/2048	1,000	1,018
5.45%, 12/01/2044	150	177	COMM 2015-LC19 Mortgage Trust
Dow Chemical Co/The			3.18%, 02/10/2048	1,000	1,012
3.50%, 10/01/2024	5	5	Commercial Mortgage Pass Through
4.13%, 11/15/2021	256	268	Certificates
4.38%, 11/15/2042	230	242	3.15%, 02/10/2047	500	504
5.25%, 11/15/2041	30	35	3.76%, 02/10/2049	1,000	1,050
7.38%, 11/01/2029	850	1,134	CSAIL 2015-C1 Commercial Mortgage Trust
8.55%, 05/15/2019	481	521	2.97%, 04/15/2050	1,000	1,009
9.40%, 05/15/2039	51	87	CSAIL 2016-C7 Commercial Mortgage Trust
Eastman Chemical Co			3.31%, 11/15/2049	1,000	1,018
2.70%, 01/15/2020	400	403	Fannie Mae-Aces
3.60%, 08/15/2022	49	51	2.52%, 04/25/2023(e)	706	708
4.80%, 09/01/2042	100	110	2.53%, 09/25/2024	1,000	989
EI du Pont de Nemours & Co			2.71%, 06/25/2025(e)	2,000	1,992
2.80%, 02/15/2023	230	230	2.72%, 02/25/2022	1,000	1,012
4.15%, 02/15/2043	120	124	2.96%, 02/25/2027(e)	1,000	1,006
4.25%, 04/01/2021	177	186	3.12%, 08/25/2024(e)	976	999
4.63%, 01/15/2020	25	26	3.51%, 12/25/2023(e)	1,000	1,047
LYB International Finance BV			Freddie Mac Multifamily Structured Pass
5.25%, 07/15/2043	515	599	Through Certificates
LYB International Finance II BV			2.08%, 12/25/2019	166	166
3.50%, 03/02/2027	35	35	2.34%, 07/25/2026	390	385
LyondellBasell Industries NV			2.67%, 03/25/2026	1,050	1,041
4.63%, 02/26/2055	20	21	2.87%, 12/25/2021	540	549
5.00%, 04/15/2019	100	103	3.02%, 02/25/2023	296	301
5.75%, 04/15/2024	130	148	3.06%, 07/25/2023(e)	750	770
			3.06%, 12/25/2024	500	513
			3.31%, 05/25/2023(e)	810	842
			3.32%, 02/25/2023(e)	1,000	1,040

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)				Commercial Services (continued)
Freddie Mac Multifamily Structured Pass				President & Fellows of Harvard College
Through Certificates (continued)				3.15%, 07/15/2046	$350	$342
3.41%, 12/25/2026		$1,500	$1,567	S&P Global Inc
3.53%, 10/25/2023 (e)		1,050	1,104	4.40%, 02/15/2026	160	173
4.18%, 12/25/2020 (e)		850	892	6.55%, 11/15/2037	51	68
GS Mortgage Securities Trust 2012-GC6				University of Southern California
3.48%, 01/10/2045		273	281	3.84%, 10/01/2047	500	534
GS Mortgage Securities Trust 2012-GCJ9				5.25%, 10/01/2111	30	38
2.77%, 11/10/2045		499	500	Verisk Analytics Inc
GS Mortgage Securities Trust 2014-GC18				4.00%, 06/15/2025	500	517
3.80%, 01/10/2047		500	524	Western Union Co/The
GS Mortgage Securities Trust 2015-GC34				5.25%, 04/01/2020	25	26
3.51%, 10/10/2048		1,000	1,028	6.20%, 11/17/2036	200	221
GS Mortgage Securities Trust 2017-GS5						$4,707
3.47%, 03/10/2050		2,250	2,320	Computers - 0.75%
JP Morgan Chase Commercial Mortgage				Apple Inc
Securities Trust 2011-C5				1.55%, 08/04/2021	30	29
4.17%, 08/15/2046		211	221	1.80%, 11/13/2019	50	50
JPMBB Commercial Mortgage Securities				1.90%, 02/07/2020	500	499
Trust 2013-C15				2.00%, 05/06/2020	520	518
4.13%, 11/15/2045		500	533	2.15%, 02/09/2022	50	49
JPMBB Commercial Mortgage Securities				2.25%, 02/23/2021	535	534
Trust 2014-C22				2.30%, 05/11/2022	30	30
3.80%, 09/15/2047		1,000	1,048	2.40%, 01/13/2023	300	297
Morgan Stanley Bank of America Merrill				2.40%, 05/03/2023	330	327
Lynch Trust 2013-C11				2.50%, 02/09/2022	530	530
3.09%, 08/15/2046		142	142	2.70%, 05/13/2022	60	60
Morgan Stanley Bank of America Merrill				2.85%, 05/06/2021	1,285	1,306
Lynch Trust 2015-C24				2.85%, 02/23/2023	30	30
3.48%, 05/15/2048		1,000	1,032	2.90%, 09/12/2027	230	227
SG Commercial Mortgage Securities Trust				3.00%, 02/09/2024	60	61
2016	-C5			3.00%, 11/13/2027	240	239
3.06%, 10/10/2048		1,000	986	3.20%, 05/13/2025	445	454
UBS Commercial Mortgage Trust 2012-C1				3.20%, 05/11/2027	320	324
3.40%, 05/10/2045		486	499	3.25%, 02/23/2026	775	791
UBS-Barclays Commercial Mortgage Trust				3.35%, 02/09/2027	535	548
2012	-C3			3.45%, 05/06/2024	405	420
3.09%, 08/10/2049		550	559	3.45%, 02/09/2045	30	29
UBS-Barclays Commercial Mortgage Trust				3.75%, 09/12/2047	115	118
2013	-C6			3.75%, 11/13/2047	150	154
3.24%, 04/10/2046		500	510	3.85%, 05/04/2043	1,300	1,351
Wells Fargo Commercial Mortgage Trust				4.25%, 02/09/2047	525	583
2012	-LC5			4.65%, 02/23/2046	385	451
2.92%, 10/15/2045		500	504	Dell International LLC / EMC Corp
Wells Fargo Commercial Mortgage Trust				3.48%, 06/01/2019(b)	345	349
2015	-C28			4.42%, 06/15/2021(b)	980	1,021
3.29%, 05/15/2048		1,845	1,880	6.02%, 06/15/2026(b)	780	860
WFRBS Commercial Mortgage Trust 2012-				8.10%, 07/15/2036(b)	255	322
C7				8.35%, 07/15/2046(b)	235	303
2.30%, 06/15/2045		173	173	DXC Technology Co
WFRBS Commercial Mortgage Trust 2013-				4.75%, 04/15/2027	505	537
C14				Hewlett Packard Enterprise Co
2.98%, 06/15/2046		1,000	1,010	3.60%, 10/15/2020	470	480
WFRBS Commercial Mortgage Trust 2014-				4.90%, 10/15/2025	300	317
C20				6.20%, 10/15/2035	80	87
3.04%, 05/15/2047		500	504	6.35%, 10/15/2045	195	206
			$43,263	HP Inc
Commercial Services - 0.19%				3.75%, 12/01/2020	121	125
Automatic Data Processing Inc				4.65%, 12/09/2021	680	723
2.25%, 09/15/2020		20	20	6.00%, 09/15/2041	154	165
3.38%, 09/15/2025		1,000	1,032	International Business Machines Corp
California Institute of Technology				1.63%, 05/15/2020	700	691
4.32%, 08/01/2045		80	92	2.25%, 02/19/2021	300	299
Ecolab Inc				3.38%, 08/01/2023	335	347
4.35%, 12/08/2021		112	119	4.00%, 06/20/2042	35	37
5.50%, 12/08/2041		307	384	4.70%, 02/19/2046	185	219
Massachusetts Institute of Technology				5.60%, 11/30/2039	92	120
3.89%, 07/01/2116		250	245	5.88%, 11/29/2032	200	259
4.68%, 07/01/2114		250	292	6.22%, 08/01/2027	351	438
Moody's Corp				Seagate HDD Cayman
5.25%, 07/15/2044		500	604	4.75%, 06/01/2023	530	538

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Computers (continued)				Diversified Financial Services (continued)
Seagate HDD Cayman	(continued)			Charles Schwab Corp/The
4.75%, 01/01/2025		$30	$29	3.45%, 02/13/2026	$250	$257
			$18,481	CME Group Inc
Consumer Products - 0.05%				3.00%, 09/15/2022	25	25
Church & Dwight Co Inc				3.00%, 03/15/2025	530	536
3.15%, 08/01/2027		300	296	5.30%, 09/15/2043	200	257
3.95%, 08/01/2047		300	301	Credit Suisse USA Inc
Clorox Co/The				7.13%, 07/15/2032	300	414
3.80%, 11/15/2021		128	133	Discover Financial Services
Kimberly-Clark Corp				4.10%, 02/09/2027	500	512
2.40%, 03/01/2022		257	256	GE Capital International Funding Co
2.40%, 06/01/2023		150	149	Unlimited Co
			$1,135	2.34%, 11/15/2020	500	498
Cosmetics & Personal Care - 0.05%				3.37%, 11/15/2025	1,025	1,042
Procter & Gamble Co/The				4.42%, 11/15/2035	2,000	2,165
1.70%, 11/03/2021		30	29	HSBC Finance Corp
2.15%, 08/11/2022		30	30	6.68%, 01/15/2021	121	135
2.30%, 02/06/2022		441	440	Intercontinental Exchange Inc
3.10%, 08/15/2023		30	31	2.75%, 12/01/2020	10	10
5.55%, 03/05/2037		48	64	3.75%, 12/01/2025	50	53
Unilever Capital Corp				International Lease Finance Corp
2.20%, 03/06/2019		250	250	5.88%, 08/15/2022	20	22
2.20%, 05/05/2022		100	99	8.25%, 12/15/2020	20	23
5.90%, 11/15/2032		230	299	Jefferies Group LLC
			$1,242	6.50%, 01/20/2043	200	236
Credit Card Asset Backed Securities - 0.29%				6.88%, 04/15/2021	27	30
Capital One Multi-Asset Execution Trust				8.50%, 07/15/2019	12	13
1.99%, 07/17/2023		1,000	994	Mastercard Inc
2.43%, 01/15/2025		2,000	2,001	2.00%, 04/01/2019	300	300
Chase Issuance Trust				3.38%, 04/01/2024	25	26
1.84%, 04/15/2022		1,500	1,489	Nasdaq Inc
Citibank Credit Card Issuance Trust				4.25%, 06/01/2024	350	369
2.19%, 11/20/2023		1,000	992	National Rural Utilities Cooperative Finance
2.68%, 06/07/2023		1,000	1,011	Corp
2.88%, 01/23/2023		500	509	2.40%, 04/25/2022	300	298
				3.05%, 02/15/2022	102	104
			$6,996	3.05%, 04/25/2027	300	298
Distribution & Wholesale - 0.02%				3.25%, 11/01/2025	500	510
WW Grainger Inc				Nomura Holdings Inc
4.60%, 06/15/2045		500	547	2.75%, 03/19/2019	500	504
				6.70%, 03/04/2020	129	140
Diversified Financial Services - 0.84%				ORIX Corp
AerCap Ireland Capital DAC / AerCap Global				3.70%, 07/18/2027	300	302
Aviation Trust				Synchrony Financial
3.50%, 01/15/2025		300	297	2.70%, 02/03/2020	500	501
3.95%, 02/01/2022		650	670	3.75%, 08/15/2021	5	5
4.50%, 05/15/2021		150	158	4.25%, 08/15/2024	300	311
5.00%, 10/01/2021		150	160	4.50%, 07/23/2025	20	21
Air Lease Corp				TD Ameritrade Holding Corp
3.00%, 09/15/2023		20	20	2.95%, 04/01/2022	20	20
3.38%, 01/15/2019		400	404	Visa Inc
American Express Co				2.20%, 12/14/2020	625	625
2.20%, 10/30/2020		500	496	2.80%, 12/14/2022	20	20
2.65%, 12/02/2022		400	397	3.15%, 12/14/2025	600	613
3.00%, 10/30/2024		400	399	3.65%, 09/15/2047	85	87
3.63%, 12/05/2024		500	514	4.15%, 12/14/2035	215	239
4.05%, 12/03/2042		25	27	4.30%, 12/14/2045	375	427
American Express Credit Corp						$20,479
2.13%, 03/18/2019		1,000	1,000
2.25%, 08/15/2019		500	501	Electric - 1.69%
2.25%, 05/05/2021		555	551	AEP Transmission Co LLC
3.30%, 05/03/2027		30	30	4.00%, 12/01/2046	1,000	1,059
Ameriprise Financial Inc				Alabama Power Co
4.00%, 10/15/2023		225	239	4.30%, 01/02/2046	400	447
7.30%, 06/28/2019		600	643	Ameren Illinois Co
BlackRock Inc				2.70%, 09/01/2022	300	301
3.38%, 06/01/2022		200	207	American Electric Power Co Inc
3.50%, 03/18/2024		500	520	3.20%, 11/13/2027	300	298
4.25%, 05/24/2021		500	529	Appalachian Power Co
5.00%, 12/10/2019		25	26	3.30%, 06/01/2027	400	401
Capital One Bank USA NA				7.00%, 04/01/2038	120	171
2.30%, 06/05/2019		400	400	Arizona Public Service Co
3.38%, 02/15/2023		340	343	4.50%, 04/01/2042	77	87

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Electric (continued)			Electric (continued)
Baltimore Gas & Electric Co			FirstEnergy Corp
3.35%, 07/01/2023	$1,000	$1,025	3.90%, 07/15/2027	$900	$922
Berkshire Hathaway Energy Co			Florida Power & Light Co
3.75%, 11/15/2023	1,000	1,041	3.70%, 12/01/2047	200	208
4.50%, 02/01/2045	250	279	5.65%, 02/01/2037	478	611
5.15%, 11/15/2043	15	18	5.69%, 03/01/2040	48	64
6.13%, 04/01/2036	156	209	Fortis Inc/Canada
CMS Energy Corp			3.06%, 10/04/2026	20	19
3.45%, 08/15/2027	350	353	Georgia Power Co
5.05%, 03/15/2022	500	544	4.25%, 12/01/2019	77	80
Commonwealth Edison Co			4.30%, 03/15/2042	228	242
4.00%, 08/01/2020	510	529	4.75%, 09/01/2040	500	550
Consolidated Edison Co of New York Inc			Great Plains Energy Inc
3.13%, 11/15/2027	300	303	4.85%, 06/01/2021	77	82
3.88%, 06/15/2047	500	523	Gulf Power Co
4.00%, 11/15/2057	300	314	3.30%, 05/30/2027	400	403
4.20%, 03/15/2042	128	139	Hydro-Quebec
4.30%, 12/01/2056	230	251	8.05%, 07/07/2024	102	132
5.50%, 12/01/2039	400	507	Iberdrola International BV
5.85%, 03/15/2036	51	65	6.75%, 07/15/2036	128	169
6.65%, 04/01/2019	51	54	Kentucky Utilities Co
6.75%, 04/01/2038	125	179	5.13%, 11/01/2040	500	617
Delmarva Power & Light Co			LG&E & KU Energy LLC
4.15%, 05/15/2045	350	383	3.75%, 11/15/2020	77	79
Dominion Energy Inc			Louisville Gas & Electric Co
4.70%, 12/01/2044	300	340	3.30%, 10/01/2025	50	51
4.90%, 08/01/2041	77	89	MidAmerican Energy Co
5.95%, 06/15/2035	800	1,010	4.25%, 05/01/2046	500	561
DTE Electric Co			Mississippi Power Co
3.45%, 10/01/2020	405	416	4.25%, 03/15/2042	100	98
DTE Energy Co			Nevada Power Co
3.50%, 06/01/2024	500	511	6.65%, 04/01/2036	400	556
Duke Energy Carolinas LLC			7.13%, 03/15/2019	12	13
2.50%, 03/15/2023	279	277	NextEra Energy Capital Holdings Inc
3.70%, 12/01/2047	300	309	4.50%, 06/01/2021	351	371
3.90%, 06/15/2021	410	428	Northern States Power Co/MN
4.00%, 09/30/2042	100	107	3.40%, 08/15/2042	100	99
5.30%, 02/15/2040	512	644	5.35%, 11/01/2039	82	103
Duke Energy Corp			NorthWestern Corp
1.80%, 09/01/2021	45	44	4.18%, 11/15/2044	300	324
2.65%, 09/01/2026	555	532	NSTAR Electric Co
3.15%, 08/15/2027	15	15	2.38%, 10/15/2022	750	738
3.75%, 04/15/2024	500	522	Oncor Electric Delivery Co LLC
3.75%, 09/01/2046	600	593	5.25%, 09/30/2040	51	64
Duke Energy Florida LLC			7.25%, 01/15/2033	300	424
3.40%, 10/01/2046	300	290	Pacific Gas & Electric Co
5.65%, 04/01/2040	25	33	3.25%, 06/15/2023	1,000	1,010
6.40%, 06/15/2038	66	93	3.50%, 10/01/2020	25	26
Duke Energy Indiana LLC			4.45%, 04/15/2042	102	109
3.75%, 07/15/2020	37	38	5.40%, 01/15/2040	143	172
6.12%, 10/15/2035	77	101	5.80%, 03/01/2037	5	6
6.45%, 04/01/2039	300	420	6.05%, 03/01/2034	482	608
Duke Energy Ohio Inc			PacifiCorp
5.45%, 04/01/2019	128	133	6.25%, 10/15/2037	92	126
Duke Energy Progress LLC			PECO Energy Co
4.15%, 12/01/2044	300	327	2.38%, 09/15/2022	100	99
Emera US Finance LP			PPL Capital Funding Inc
3.55%, 06/15/2026	25	25	3.40%, 06/01/2023	300	306
4.75%, 06/15/2046	25	27	4.70%, 06/01/2043	100	112
Entergy Arkansas Inc			PPL Electric Utilities Corp
3.70%, 06/01/2024	500	525	3.95%, 06/01/2047	300	324
3.75%, 02/15/2021	25	26	Progress Energy Inc
Entergy Corp			3.15%, 04/01/2022	128	130
5.13%, 09/15/2020	89	94	7.75%, 03/01/2031	136	190
Entergy Louisiana LLC			PSEG Power LLC
3.12%, 09/01/2027	300	299	5.13%, 04/15/2020	300	317
Exelon Corp			Public Service Co of Colorado
3.95%, 06/15/2025	25	26	2.25%, 09/15/2022	1,000	984
4.45%, 04/15/2046	20	22	Public Service Electric & Gas Co
Exelon Generation Co LLC			3.00%, 05/15/2027	400	398
4.25%, 06/15/2022	500	525	3.65%, 09/01/2042	200	206
5.20%, 10/01/2019	102	107
6.25%, 10/01/2039	349	408

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Electric (continued)			Electronics (continued)
Puget Sound Energy Inc			Tyco Electronics Group SA
5.80%, 03/15/2040	$351	$464	7.13%, 10/01/2037	$14	$20
South Carolina Electric & Gas Co					$2,860
4.10%, 06/15/2046	300	305	Engineering & Construction - 0.00%
5.45%, 02/01/2041	77	91	ABB Finance USA Inc
Southern California Edison Co			2.88%, 05/08/2022	100	102
2.40%, 02/01/2022	300	298
4.00%, 04/01/2047	15	16	Environmental Control - 0.07%
4.05%, 03/15/2042	668	717	Republic Services Inc
5.50%, 03/15/2040	102	131	2.90%, 07/01/2026	500	490
5.95%, 02/01/2038	117	155	4.75%, 05/15/2023	51	55
Southern Co/The			5.25%, 11/15/2021	200	218
2.15%, 09/01/2019	500	499	5.50%, 09/15/2019	104	109
2.35%, 07/01/2021	520	517	Waste Management Inc
3.25%, 07/01/2026	570	559	3.90%, 03/01/2035	200	210
4.40%, 07/01/2046	530	564	4.10%, 03/01/2045	210	226
5.50%, 03/15/2057 (c)	400	424	4.60%, 03/01/2021	350	372
3 Month LIBOR + 3.63%					$1,680
Southern Power Co			Federal & Federally Sponsored Credit - 0.04%
5.25%, 07/15/2043	200	226	Federal Farm Credit Banks
Southwestern Electric Power Co			1.55%, 04/13/2020	250	248
2.75%, 10/01/2026	750	722	1.58%, 02/17/2021	175	172
6.20%, 03/15/2040	51	68	1.90%, 11/27/2020	500	497
6.45%, 01/15/2019	125	130			$917
Tampa Electric Co			Finance - Mortgage Loan/Banker - 1.60%
4.35%, 05/15/2044	200	218	Fannie Mae
TransAlta Corp			0.00%, 10/09/2019(d)	890	857
6.50%, 03/15/2040	25	25	1.00%, 04/30/2018	575	574
Union Electric Co			1.00%, 02/26/2019	1,000	991
3.50%, 04/15/2024	500	518	1.13%, 07/26/2019	2,300	2,273
Virginia Electric & Power Co			1.25%, 02/26/2019	2,400	2,382
2.75%, 03/15/2023	500	498	1.25%, 05/06/2021	500	486
3.15%, 01/15/2026	30	30	1.25%, 08/17/2021	500	485
3.50%, 03/15/2027	30	31	1.38%, 01/28/2019	750	747
4.00%, 11/15/2046	500	535	1.38%, 10/07/2021	400	389
4.65%, 08/15/2043	250	291	1.50%, 11/30/2020	500	493
6.00%, 05/15/2037	77	102	1.63%, 01/21/2020	1,000	993
8.88%, 11/15/2038	10	17	1.70%, 01/27/2020	500	495
WEC Energy Group Inc			1.75%, 09/12/2019	300	299
3.55%, 06/15/2025	110	112	1.75%, 11/26/2019	750	747
Westar Energy Inc			1.88%, 12/28/2020	500	497
4.25%, 12/01/2045	500	551	2.00%, 01/05/2022	400	397
Wisconsin Electric Power Co			2.00%, 10/05/2022	500	494
5.70%, 12/01/2036	750	948	2.13%, 04/24/2026	500	482
		$41,301	2.63%, 09/06/2024	750	760
Electrical Components & Equipment - 0.00%			5.63%, 07/15/2037	200	281
Emerson Electric Co			6.63%, 11/15/2030	602	847
2.63%, 02/15/2023	100	100	7.13%, 01/15/2030	199	287
4.88%, 10/15/2019	25	26	7.25%, 05/15/2030	280	410
		$126	Federal Home Loan Banks
Electronics - 0.12%			0.88%, 08/05/2019	500	492
Allegion US Holding Co Inc			1.00%, 09/26/2019	500	492
3.55%, 10/01/2027	500	494	1.13%, 06/21/2019	500	495
Arrow Electronics Inc			1.13%, 07/14/2021	500	483
4.50%, 03/01/2023	200	210	1.25%, 01/16/2019	750	745
Corning Inc			1.38%, 05/28/2019	1,000	993
4.38%, 11/15/2057	300	298	1.38%, 11/15/2019	1,500	1,485
4.75%, 03/15/2042	102	114	1.38%, 09/28/2020	1,500	1,474
Fortive Corp			1.38%, 02/18/2021	250	244
3.15%, 06/15/2026	535	531	1.50%, 10/21/2019	1,000	993
Honeywell International Inc			1.63%, 06/14/2019	500	498
1.85%, 11/01/2021	30	30	1.75%, 12/14/2018	1,500	1,498
2.50%, 11/01/2026	50	48	1.88%, 03/13/2020	500	498
3.35%, 12/01/2023	265	275	1.88%, 11/29/2021	250	248
3.81%, 11/21/2047 (b)	77	80	2.13%, 06/09/2023	200	197
Jabil Inc			5.50%, 07/15/2036	180	247
4.70%, 09/15/2022	100	105	5.63%, 06/11/2021	350	391
Keysight Technologies Inc			Freddie Mac
3.30%, 10/30/2019	500	505	0.88%, 07/19/2019	250	246
Koninklijke Philips NV			1.00%, 05/25/2018	600	599
5.00%, 03/15/2042	128	150	1.25%, 08/01/2019	500	495
			1.25%, 10/02/2019	1,000	988

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Finance - Mortgage Loan/Banker (continued)			Gas - 0.11%
Freddie Mac (continued)			Atmos Energy Corp
1.38%, 08/15/2019	$1,000	$991	4.13%, 10/15/2044	$400	$437
1.38%, 04/20/2020	500	493	Dominion Energy Gas Holdings LLC
1.38%, 05/01/2020	1,000	985	4.80%, 11/01/2043	300	336
1.40%, 08/22/2019	500	495	NiSource Finance Corp
1.50%, 01/17/2020	1,000	991	3.49%, 05/15/2027	20	20
1.75%, 05/30/2019	500	499	5.95%, 06/15/2041	525	673
1.88%, 11/17/2020	250	249	ONE Gas Inc
2.38%, 01/13/2022	1,757	1,773	2.07%, 02/01/2019	500	500
3.75%, 03/27/2019	1,052	1,077	Sempra Energy
6.25%, 07/15/2032	231	324	6.00%, 10/15/2039	112	145
6.75%, 03/15/2031	577	825	Southern California Gas Co
		$39,169	3.15%, 09/15/2024	500	509
Food - 0.30%					$2,620
Campbell Soup Co			Hand & Machine Tools - 0.01%
3.30%, 03/19/2025	300	301	Stanley Black & Decker Inc
4.25%, 04/15/2021	51	53	2.90%, 11/01/2022	200	202
Conagra Brands Inc
3.20%, 01/25/2023	567	573	Healthcare - Products - 0.49%
General Mills Inc			Abbott Laboratories
3.15%, 12/15/2021	77	78	2.55%, 03/15/2022	35	35
5.65%, 02/15/2019	75	78	2.90%, 11/30/2021	520	526
Hershey Co/The			3.25%, 04/15/2023	600	608
3.38%, 08/15/2046	350	333	3.75%, 11/30/2026	470	483
Kellogg Co			4.75%, 11/30/2036	40	45
2.65%, 12/01/2023	500	497	4.90%, 11/30/2046	880	1,009
3.25%, 04/01/2026	500	496	5.30%, 05/27/2040	200	231
Koninklijke Ahold Delhaize NV			Becton Dickinson and Co
5.70%, 10/01/2040	102	120	2.68%, 12/15/2019	305	306
Kraft Heinz Foods Co			2.89%, 06/06/2022	50	50
3.00%, 06/01/2026	65	63	3.25%, 11/12/2020	500	507
3.50%, 06/06/2022	330	338	3.36%, 06/06/2024	20	20
3.95%, 07/15/2025	625	645	3.73%, 12/15/2024	394	404
4.38%, 06/01/2046	395	391	4.67%, 06/06/2047	35	38
5.00%, 06/04/2042	200	215	4.69%, 12/15/2044	250	273
5.20%, 07/15/2045	235	258	5.00%, 11/12/2040	51	56
5.38%, 02/10/2020	95	101	Boston Scientific Corp
6.50%, 02/09/2040	75	95	3.85%, 05/15/2025	530	545
6.88%, 01/26/2039	161	212	4.13%, 10/01/2023	350	366
Kroger Co/The			6.00%, 01/15/2020	51	54
3.30%, 01/15/2021	321	327	7.38%, 01/15/2040	51	71
3.40%, 04/15/2022	154	158	Medtronic Global Holdings SCA
3.70%, 08/01/2027	300	304	3.35%, 04/01/2027	45	46
4.45%, 02/01/2047	55	55	Medtronic Inc
5.15%, 08/01/2043	300	324	2.50%, 03/15/2020	350	352
5.40%, 07/15/2040	25	28	3.15%, 03/15/2022	560	574
6.15%, 01/15/2020	12	13	3.50%, 03/15/2025	1,880	1,950
Sysco Corp			4.38%, 03/15/2035	20	23
4.85%, 10/01/2045	250	286	4.63%, 03/15/2045	625	728
5.38%, 09/21/2035	500	598	Stryker Corp
Tyson Foods Inc			2.00%, 03/08/2019	350	350
2.65%, 08/15/2019	350	352	2.63%, 03/15/2021	15	15
3.55%, 06/02/2027	20	20	3.50%, 03/15/2026	500	516
4.55%, 06/02/2047	20	22	4.10%, 04/01/2043	200	208
		$7,334	4.38%, 01/15/2020	25	26
Forest Products & Paper - 0.11%			4.63%, 03/15/2046	20	23
Celulosa Arauco y Constitucion SA			Thermo Fisher Scientific Inc
4.50%, 08/01/2024	500	527	2.40%, 02/01/2019	500	501
Georgia-Pacific LLC			2.95%, 09/19/2026	530	515
7.75%, 11/15/2029	51	72	3.00%, 04/15/2023	20	20
8.00%, 01/15/2024	228	290	4.15%, 02/01/2024	20	21
International Paper Co			4.70%, 05/01/2020	51	53
3.00%, 02/15/2027	35	34	Zimmer Biomet Holdings Inc
3.65%, 06/15/2024	443	458	3.15%, 04/01/2022	500	501
4.40%, 08/15/2047	350	366			$12,049
4.75%, 02/15/2022	813	874	Healthcare - Services - 0.51%
7.30%, 11/15/2039	25	35	Aetna Inc
7.50%, 08/15/2021	92	107	2.80%, 06/15/2023	35	35
		$2,763	4.13%, 06/01/2021	102	106
			4.13%, 11/15/2042	100	101
			6.63%, 06/15/2036	105	140
			6.75%, 12/15/2037	112	154

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Healthcare - Services (continued)			Insurance (continued)
Anthem Inc			Allstate Corp/The (continued)
2.50%, 11/21/2020	$300	$299	5.55%, 05/09/2035	$200	$247
2.95%, 12/01/2022	300	300	American International Group Inc
3.30%, 01/15/2023	325	330	3.75%, 07/10/2025	20	21
3.50%, 08/15/2024	15	15	3.88%, 01/15/2035	750	753
3.65%, 12/01/2027	300	306	3.90%, 04/01/2026	785	814
4.38%, 12/01/2047	300	319	4.38%, 01/15/2055	30	31
4.63%, 05/15/2042	30	33	4.70%, 07/10/2035	750	829
4.65%, 01/15/2043	115	126	4.80%, 07/10/2045	50	56
Ascension Health			4.88%, 06/01/2022	280	304
3.95%, 11/15/2046	500	529	Aon Corp
Baylor Scott & White Holdings			5.00%, 09/30/2020	128	136
3.97%, 11/15/2046	232	241	Aon PLC
Children's Hospital Corp/The			3.88%, 12/15/2025	20	21
4.12%, 01/01/2047	500	541	Arch Capital Finance LLC
Cigna Corp			5.03%, 12/15/2046	250	291
3.25%, 04/15/2025	775	779	Arch Capital Group US Inc
3.88%, 10/15/2047	115	115	5.14%, 11/01/2043	375	437
Coventry Health Care Inc			AXA SA
5.45%, 06/15/2021	500	541	8.60%, 12/15/2030	38	55
Dignity Health			Berkshire Hathaway Finance Corp
2.64%, 11/01/2019	500	499	3.00%, 05/15/2022	30	31
Howard Hughes Medical Institute			4.25%, 01/15/2021	102	108
3.50%, 09/01/2023	400	419	4.30%, 05/15/2043	300	335
Humana Inc			5.75%, 01/15/2040	115	152
4.95%, 10/01/2044	325	374	Berkshire Hathaway Inc
Laboratory Corp of America Holdings			2.20%, 03/15/2021	415	414
4.63%, 11/15/2020	500	526	2.75%, 03/15/2023	30	30
4.70%, 02/01/2045	15	16	3.13%, 03/15/2026	350	354
Memorial Sloan-Kettering Cancer Center			3.40%, 01/31/2022	205	213
4.13%, 07/01/2052	400	421	4.50%, 02/11/2043	25	29
4.20%, 07/01/2055	250	270	Chubb Corp/The
Partners Healthcare System Inc			6.50%, 05/15/2038	10	14
4.12%, 07/01/2055	300	313	Chubb INA Holdings Inc
Quest Diagnostics Inc			2.30%, 11/03/2020	15	15
3.50%, 03/30/2025	500	506	2.88%, 11/03/2022	500	507
4.70%, 04/01/2021	102	108	3.35%, 05/03/2026	30	31
4.75%, 01/30/2020	3	3	4.35%, 11/03/2045	25	28
UnitedHealth Group Inc			6.70%, 05/15/2036	250	352
2.38%, 10/15/2022	500	495	CNA Financial Corp
2.88%, 03/15/2022	180	182	5.75%, 08/15/2021	77	84
3.35%, 07/15/2022	30	31	Hartford Financial Services Group Inc/The
3.45%, 01/15/2027	540	559	4.30%, 04/15/2043	250	268
3.75%, 07/15/2025	340	358	Lincoln National Corp
3.75%, 10/15/2047	510	520	4.00%, 09/01/2023	1,000	1,044
4.20%, 01/15/2047	30	32	6.15%, 04/07/2036	6	7
4.38%, 03/15/2042	750	829	7.00%, 06/15/2040	47	65
4.63%, 07/15/2035	30	35	Loews Corp
4.70%, 02/15/2021	90	96	2.63%, 05/15/2023	200	198
6.50%, 06/15/2037	77	108	4.13%, 05/15/2043	200	206
6.88%, 02/15/2038	491	712	Manulife Financial Corp
		$12,422	5.38%, 03/04/2046	250	312
Home Furnishings - 0.00%			Marsh & McLennan Cos Inc
Whirlpool Corp			2.35%, 03/06/2020	300	300
4.85%, 06/15/2021	77	82	3.75%, 03/14/2026	750	783
			MetLife Inc
Housewares - 0.09%			3.00%, 03/01/2025	300	300
Newell Brands Inc			3.60%, 04/10/2024	250	262
2.88%, 12/01/2019	400	403	4.37%, 09/15/2023	235	254
3.85%, 04/01/2023	400	414	4.60%, 05/13/2046	525	599
3.90%, 11/01/2025	350	358	4.88%, 11/13/2043	20	23
4.20%, 04/01/2026	500	522	5.70%, 06/15/2035	164	208
5.38%, 04/01/2036	350	410	6.40%, 12/15/2066	288	331
5.50%, 04/01/2046	30	36	7.72%, 02/15/2019	225	239
		$2,143	PartnerRe Finance B LLC
Insurance - 0.79%			5.50%, 06/01/2020	115	122
Aflac Inc			Progressive Corp/The
3.63%, 11/15/2024	230	241	3.75%, 08/23/2021	277	288
Allied World Assurance Co Holdings Ltd			4.35%, 04/25/2044	200	222
4.35%, 10/29/2025	500	506	Prudential Financial Inc
Allstate Corp/The			3.50%, 05/15/2024	1,200	1,246
3.28%, 12/15/2026	500	508

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Insurance (continued)				Leisure Products & Services - 0.02%
Prudential Financial Inc	(continued)			Royal Caribbean Cruises Ltd
3.91%, 12/07/2047 (b)		$177	$181	7.50%, 10/15/2027	$400	$516
4.50%, 11/16/2021		128	137
5.20%, 03/15/2044 (c)		350	373	Lodging - 0.05%
3 Month LIBOR + 3.04%				Marriott International Inc/MD
5.70%, 12/14/2036		25	31	2.30%, 01/15/2022	30	30
5.88%, 09/15/2042 (c)		100	109	2.88%, 03/01/2021	500	503
3 Month LIBOR + 4.18%				3.13%, 10/15/2021	500	506
7.38%, 06/15/2019		350	376	Wyndham Worldwide Corp
Reinsurance Group of America Inc				3.90%, 03/01/2023	300	297
4.70%, 09/15/2023		200	215			$1,336
Travelers Cos Inc/The				Machinery - Construction & Mining - 0.06%
4.00%, 05/30/2047		800	852	Caterpillar Financial Services Corp
5.90%, 06/02/2019		350	368	1.70%, 08/09/2021	380	371
6.25%, 06/15/2037		12	16	1.93%, 10/01/2021	190	186
6.75%, 06/20/2036		51	72	7.15%, 02/15/2019	113	119
Trinity Acquisition PLC				Caterpillar Inc
4.40%, 03/15/2026		500	529	3.40%, 05/15/2024	30	31
Willis North America Inc				3.80%, 08/15/2042	105	113
3.60%, 05/15/2024		300	305	3.90%, 05/27/2021	60	63
XLIT Ltd				4.75%, 05/15/2064	350	411
5.25%, 12/15/2043		400	459	6.05%, 08/15/2036	132	176
			$19,247			$1,470
Internet - 0.29%				Machinery - Diversified - 0.13%
Alibaba Group Holding Ltd				Deere & Co
3.13%, 11/28/2021		270	274	3.90%, 06/09/2042	30	32
3.40%, 12/06/2027		325	325	4.38%, 10/16/2019	56	58
3.60%, 11/28/2024		300	311	5.38%, 10/16/2029	500	605
4.40%, 12/06/2057		305	318	John Deere Capital Corp
Alphabet Inc				1.25%, 10/09/2019	300	296
2.00%, 08/15/2026		30	28	2.80%, 03/06/2023	20	20
3.38%, 02/25/2024		530	553	3.90%, 07/12/2021	500	524
3.63%, 05/19/2021		51	53	Rockwell Automation Inc
Amazon.com Inc				2.05%, 03/01/2020	250	248
2.40%, 02/22/2023 (b)		370	366	Roper Technologies Inc
2.50%, 11/29/2022		130	130	2.80%, 12/15/2021	500	501
2.60%, 12/05/2019		250	253	3.13%, 11/15/2022	750	759
3.15%, 08/22/2027 (b)		490	491	Xylem Inc/NY
3.80%, 12/05/2024		20	21	4.88%, 10/01/2021	19	21
3.88%, 08/22/2037 (b)		340	361			$3,064
4.05%, 08/22/2047 (b)		30	32	Media - 0.99%
4.25%, 08/22/2057 (b)		630	687	21st Century Fox America Inc
4.80%, 12/05/2034		30	35	3.70%, 10/15/2025	500	522
4.95%, 12/05/2044		515	626	4.50%, 02/15/2021	200	211
Baidu Inc				4.95%, 10/15/2045	350	412
3.50%, 11/28/2022		500	507	5.65%, 08/15/2020	51	55
4.13%, 06/30/2025		500	519	6.15%, 03/01/2037	15	20
eBay Inc				6.15%, 02/15/2041	577	766
2.60%, 07/15/2022		600	595	6.20%, 12/15/2034	154	199
2.75%, 01/30/2023		10	10	6.40%, 12/15/2035	128	170
2.88%, 08/01/2021		5	5	6.90%, 03/01/2019	154	162
3.45%, 08/01/2024		30	30	CBS Corp
3.80%, 03/09/2022		500	519	2.90%, 06/01/2023(b)	200	197
4.00%, 07/15/2042		100	92	4.00%, 01/15/2026	515	526
			$7,141	4.30%, 02/15/2021	535	559
Investment Companies - 0.01%				4.85%, 07/01/2042	200	210
Prospect Capital Corp				7.88%, 07/30/2030	178	243
5.00%, 07/15/2019		250	255	Charter Communications Operating LLC /
				Charter Communications Operating Capital
Iron & Steel - 0.08%				4.46%, 07/23/2022	340	355
Nucor Corp				4.91%, 07/23/2025	335	356
4.00%, 08/01/2023		500	524	6.38%, 10/23/2035	800	934
Vale Overseas Ltd				6.48%, 10/23/2045	35	41
4.38%, 01/11/2022		300	310	Comcast Corp
6.88%, 11/21/2036		617	756	2.35%, 01/15/2027	60	57
8.25%, 01/17/2034		38	50	2.75%, 03/01/2023	115	116
Vale SA				2.85%, 01/15/2023	100	101
5.63%, 09/11/2042		400	438	3.13%, 07/15/2022	30	31
			$2,078	3.15%, 03/01/2026	30	30
				3.15%, 02/15/2028	210	211
				3.38%, 08/15/2025	525	539
				3.40%, 07/15/2046	20	19

See accompanying notes.

     Schedule of Investments Bond Market Index Account December 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Media (continued)			Media (continued)
Comcast Corp (continued)			Walt Disney Co/The	(continued)
3.60%, 03/01/2024	$30	$31	3.75%, 06/01/2021		$200	$208
4.00%, 08/15/2047	30	31	7.00%, 03/01/2032		51	70
4.00%, 11/01/2049	20	20				$24,174
4.20%, 08/15/2034	750	801	Metal Fabrication & Hardware - 0.02%
4.25%, 01/15/2033	120	131	Precision Castparts Corp
4.40%, 08/15/2035	500	547	2.50%, 01/15/2023		100	99
4.60%, 08/15/2045	500	561	3.25%, 06/15/2025		25	26
4.65%, 07/15/2042	115	129	4.38%, 06/15/2045		250	281
4.75%, 03/01/2044	45	52				$406
5.15%, 03/01/2020	774	820	Mining - 0.18%
5.65%, 06/15/2035	20	25	Barrick Gold Corp
6.40%, 03/01/2040	500	681	5.25%, 04/01/2042		20	23
6.45%, 03/15/2037	85	115	Barrick North America Finance LLC
6.95%, 08/15/2037	274	391	4.40%, 05/30/2021		157	166
7.05%, 03/15/2033	15	21	5.75%, 05/01/2043		55	69
Discovery Communications LLC			Barrick PD Australia Finance Pty Ltd
3.25%, 04/01/2023	200	199	5.95%, 10/15/2039		90	112
3.95%, 03/20/2028	500	497	BHP Billiton Finance USA Ltd
4.38%, 06/15/2021	500	523	4.13%, 02/24/2042		328	353
4.88%, 04/01/2043	25	25	5.00%, 09/30/2043		520	637
5.00%, 09/20/2037	500	518	Goldcorp Inc
5.20%, 09/20/2047	500	522	3.63%, 06/09/2021		300	307
5.63%, 08/15/2019	32	34	Newmont Mining Corp
6.35%, 06/01/2040	73	86	3.50%, 03/15/2022		30	31
Grupo Televisa SAB			4.88%, 03/15/2042		20	22
4.63%, 01/30/2026	500	528	6.25%, 10/01/2039		515	659
6.63%, 03/18/2025	200	237	Rio Tinto Alcan Inc
NBCUniversal Media LLC			6.13%, 12/15/2033		77	98
4.38%, 04/01/2021	151	160	Rio Tinto Finance USA Ltd
4.45%, 01/15/2043	15	16	7.13%, 07/15/2028		537	709
5.15%, 04/30/2020	575	613	Rio Tinto Finance USA PLC
5.95%, 04/01/2041	100	130	4.75%, 03/22/2042		328	384
6.40%, 04/30/2040	251	339	Southern Copper Corp
RELX Capital Inc			5.38%, 04/16/2020		25	27
3.13%, 10/15/2022	125	126	5.88%, 04/23/2045		350	423
Scripps Networks Interactive Inc			6.75%, 04/16/2040		258	336
2.80%, 06/15/2020	500	500				$4,356
Thomson Reuters Corp			Miscellaneous Manufacturers - 0.35%
3.95%, 09/30/2021	175	181	3M Co
4.50%, 05/23/2043	300	310	1.63%, 09/19/2021		500	488
5.85%, 04/15/2040	25	30	3.13%, 09/19/2046		300	282
Time Warner Cable LLC			Crane Co
4.00%, 09/01/2021	190	196	4.45%, 12/15/2023		100	105
5.50%, 09/01/2041	340	354	Dover Corp
5.88%, 11/15/2040	20	22	5.38%, 03/01/2041		77	94
6.55%, 05/01/2037	176	207	Eaton Corp
6.75%, 06/15/2039	77	92	2.75%, 11/02/2022		100	100
7.30%, 07/01/2038	300	376	3.92%, 09/15/2047		400	398
8.25%, 04/01/2019	654	699	4.00%, 11/02/2032		100	103
8.75%, 02/14/2019	48	51	4.15%, 11/02/2042		50	52
Time Warner Entertainment Co LP			General Electric Co
8.38%, 07/15/2033	95	131	2.20%, 01/09/2020		1,110	1,109
Time Warner Inc			2.70%, 10/09/2022		385	384
2.95%, 07/15/2026	20	19	3.10%, 01/09/2023		35	36
3.60%, 07/15/2025	1,000	1,002	3.38%, 03/11/2024		20	21
3.80%, 02/15/2027	40	40	4.13%, 10/09/2042		325	340
4.00%, 01/15/2022	180	187	4.38%, 09/16/2020		25	26
4.05%, 12/15/2023	500	523	4.50%, 03/11/2044		70	78
4.65%, 06/01/2044	500	508	4.63%, 01/07/2021		77	82
4.70%, 01/15/2021	81	86	4.65%, 10/17/2021		30	32
4.85%, 07/15/2045	60	63	5.30%, 02/11/2021		308	333
4.88%, 03/15/2020	42	44	5.50%, 01/08/2020		295	313
5.38%, 10/15/2041	128	142	6.00%, 08/07/2019		181	192
Viacom Inc			6.15%, 08/07/2037		155	205
3.88%, 12/15/2021	128	131	6.75%, 03/15/2032		896	1,227
4.38%, 03/15/2043	435	377	6.88%, 01/10/2039		500	721
6.88%, 04/30/2036	181	205	Illinois Tool Works Inc
Walt Disney Co/The			2.65%, 11/15/2026		500	488
2.30%, 02/12/2021	500	499	3.50%, 03/01/2024		350	366
2.35%, 12/01/2022	770	765
2.75%, 08/16/2021	102	104
3.70%, 12/01/2042	100	101

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Miscellaneous Manufacturers (continued)			Oil & Gas (continued)
Ingersoll-Rand Luxembourg Finance SA			ConocoPhillips Co
4.65%, 11/01/2044	$300	$332	2.40%, 12/15/2022	$20	$20
Parker-Hannifin Corp			2.88%, 11/15/2021	20	20
3.50%, 09/15/2022	577	596	3.35%, 05/15/2025	750	772
		$8,503	4.30%, 11/15/2044	420	459
Office & Business Equipment - 0.08%			ConocoPhillips Holding Co
Pitney Bowes Inc			6.95%, 04/15/2029	202	265
3.38%, 10/01/2021	750	697	Devon Energy Corp
3.88%, 05/15/2022	300	276	3.25%, 05/15/2022	60	61
Xerox Corp			5.00%, 06/15/2045	10	11
2.75%, 09/01/2020	415	410	5.60%, 07/15/2041	125	147
4.07%, 03/17/2022	302	305	7.95%, 04/15/2032	25	34
4.50%, 05/15/2021	226	236	Ecopetrol SA
		$1,924	4.13%, 01/16/2025	500	503
Oil & Gas - 1.65%			5.88%, 09/18/2023	250	276
Anadarko Finance Co			EOG Resources Inc
7.50%, 05/01/2031	77	99	2.63%, 03/15/2023	200	198
Anadarko Petroleum Corp			4.15%, 01/15/2026	350	373
4.50%, 07/15/2044	100	100	4.40%, 06/01/2020	51	53
4.85%, 03/15/2021	20	21	Exxon Mobil Corp
6.20%, 03/15/2040	25	30	2.22%, 03/01/2021	530	529
6.45%, 09/15/2036	725	888	2.40%, 03/06/2022	30	30
6.60%, 03/15/2046	40	51	2.71%, 03/06/2025	30	30
Apache Corp			2.73%, 03/01/2023	30	30
2.63%, 01/15/2023	500	490	3.04%, 03/01/2026	280	284
3.25%, 04/15/2022	25	25	3.18%, 03/15/2024	530	547
3.63%, 02/01/2021	577	591	3.57%, 03/06/2045	300	303
4.75%, 04/15/2043	133	137	4.11%, 03/01/2046	95	106
5.10%, 09/01/2040	92	98	Hess Corp
BP Capital Markets PLC			5.60%, 02/15/2041	51	55
2.32%, 02/13/2020	200	200	7.13%, 03/15/2033	221	267
2.50%, 11/06/2022	1,220	1,214	7.30%, 08/15/2031	25	30
3.06%, 03/17/2022	315	321	HollyFrontier Corp
3.22%, 11/28/2023	30	31	5.88%, 04/01/2026	475	529
3.22%, 04/14/2024	420	430	Husky Energy Inc
3.28%, 09/19/2027	175	177	7.25%, 12/15/2019	550	599
3.54%, 11/04/2024	20	21	Marathon Oil Corp
3.56%, 11/01/2021	200	208	2.80%, 11/01/2022	10	10
3.59%, 04/14/2027	30	31	3.85%, 06/01/2025	505	514
3.72%, 11/28/2028	40	42	6.60%, 10/01/2037	223	279
3.81%, 02/10/2024	400	421	Marathon Petroleum Corp
4.50%, 10/01/2020	20	21	3.63%, 09/15/2024	400	408
4.74%, 03/11/2021	128	137	5.00%, 09/15/2054	200	203
4.75%, 03/10/2019	25	26	5.13%, 03/01/2021	77	83
Canadian Natural Resources Ltd			Nexen Energy ULC
2.95%, 01/15/2023	30	30	5.88%, 03/10/2035	500	612
3.85%, 06/01/2027	55	56	6.40%, 05/15/2037	157	205
4.95%, 06/01/2047	20	22	7.50%, 07/30/2039	15	22
6.25%, 03/15/2038	1,164	1,454	Noble Energy Inc
Cenovus Energy Inc			5.05%, 11/15/2044	25	27
4.25%, 04/15/2027	400	399	5.25%, 11/15/2043	350	387
5.40%, 06/15/2047	480	505	6.00%, 03/01/2041	102	121
Chevron Corp			Occidental Petroleum Corp
2.10%, 05/16/2021	80	79	2.70%, 02/15/2023	330	330
2.36%, 12/05/2022	325	322	3.13%, 02/15/2022	30	31
2.41%, 03/03/2022	500	500	3.50%, 06/15/2025	500	518
2.43%, 06/24/2020	450	452	4.10%, 02/15/2047	300	319
2.95%, 05/16/2026	355	355	4.40%, 04/15/2046	50	55
3.19%, 06/24/2023	15	15	4.63%, 06/15/2045	25	28
4.95%, 03/03/2019	400	413	Petro-Canada
CNOOC Finance 2013 Ltd			5.95%, 05/15/2035	400	501
3.00%, 05/09/2023	150	148	6.80%, 05/15/2038	12	17
4.25%, 05/09/2043	100	103	Petroleos Mexicanos
CNOOC Nexen Finance 2014 ULC			3.50%, 07/23/2020	350	355
4.25%, 04/30/2024	500	527	4.50%, 01/23/2026	1,000	998
Concho Resources Inc			4.88%, 01/24/2022	385	401
4.88%, 10/01/2047	120	131	5.50%, 01/21/2021	208	221
Conoco Funding Co			5.50%, 06/27/2044	350	322
7.25%, 10/15/2031	200	276	6.38%, 01/23/2045	400	402
ConocoPhillips			6.50%, 03/13/2027(b)	290	317
6.50%, 02/01/2039	169	237	6.50%, 03/13/2027(b)	1,000	1,093
			6.63%, 06/15/2035	1,036	1,107
			6.75%, 09/21/2047	350	365

See accompanying notes.

     Schedule of Investments Bond Market Index Account December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas (continued)			Packaging & Containers - 0.02%
Petroleos Mexicanos (continued)			WestRock RKT Co
6.75%, 09/21/2047 (b)	$290	$303	4.00%, 03/01/2023	$500	$518
8.00%, 05/03/2019	200	214
Phillips 66			Pharmaceuticals - 1.28%
4.30%, 04/01/2022	1,143	1,215	AbbVie Inc
5.88%, 05/01/2042	128	163	2.50%, 05/14/2020	580	582
Pioneer Natural Resources Co			2.90%, 11/06/2022	200	201
3.95%, 07/15/2022	100	104	3.20%, 11/06/2022	30	30
Shell International Finance BV			3.20%, 05/14/2026	335	334
1.75%, 09/12/2021	65	63	3.60%, 05/14/2025	500	514
1.88%, 05/10/2021	1,025	1,010	4.30%, 05/14/2036	170	182
2.38%, 08/21/2022	130	129	4.40%, 11/06/2042	200	214
2.50%, 09/12/2026	330	320	4.45%, 05/14/2046	280	304
3.40%, 08/12/2023	1,530	1,589	4.50%, 05/14/2035	300	329
3.63%, 08/21/2042	100	99	4.70%, 05/14/2045	330	370
3.75%, 09/12/2046	30	31	Actavis Inc
4.00%, 05/10/2046	245	261	3.25%, 10/01/2022	180	181
4.13%, 05/11/2035	410	447	4.63%, 10/01/2042	100	104
4.30%, 09/22/2019	651	674	Allergan Funding SCS
4.38%, 03/25/2020	25	26	3.00%, 03/12/2020	400	404
4.38%, 05/11/2045	490	551	3.45%, 03/15/2022	30	30
4.55%, 08/12/2043	35	40	3.80%, 03/15/2025	330	336
5.50%, 03/25/2040	25	32	3.85%, 06/15/2024	445	456
6.38%, 12/15/2038	43	60	4.55%, 03/15/2035	1,030	1,090
Statoil ASA			4.75%, 03/15/2045	235	250
2.25%, 11/08/2019	500	500	4.85%, 06/15/2044	530	567
2.45%, 01/17/2023	30	30	AmerisourceBergen Corp
2.65%, 01/15/2024	400	398	3.40%, 05/15/2024	250	255
3.15%, 01/23/2022	102	104	AstraZeneca PLC
3.95%, 05/15/2043	200	209	1.95%, 09/18/2019	600	597
5.10%, 08/17/2040	263	317	2.38%, 06/12/2022	20	20
Suncor Energy Inc			3.38%, 11/16/2025	305	310
4.00%, 11/15/2047	90	92	4.00%, 09/18/2042	125	127
6.50%, 06/15/2038	428	578	4.38%, 11/16/2045	185	201
6.85%, 06/01/2039	5	7	6.45%, 09/15/2037	164	223
Total Capital International SA			Bristol-Myers Squibb Co
2.75%, 06/19/2021	400	404	1.75%, 03/01/2019	500	498
2.88%, 02/17/2022	128	130	3.25%, 08/01/2042	600	574
Total Capital SA			Cardinal Health Inc
4.25%, 12/15/2021	51	54	1.95%, 06/14/2019	200	199
4.45%, 06/24/2020	500	526	2.62%, 06/15/2022	250	246
Valero Energy Corp			3.08%, 06/15/2024	50	49
3.65%, 03/15/2025	500	513	3.20%, 03/15/2023	200	200
6.13%, 02/01/2020	138	149	3.41%, 06/15/2027	200	196
6.63%, 06/15/2037	234	308	4.60%, 03/15/2043	100	103
7.50%, 04/15/2032	15	20	Eli Lilly & Co
9.38%, 03/15/2019	128	139	1.95%, 03/15/2019	1,000	999
		$40,425	2.75%, 06/01/2025	10	10
Oil & Gas Services - 0.10%			3.70%, 03/01/2045	510	527
Baker Hughes a GE Co LLC			Express Scripts Holding Co
3.20%, 08/15/2021	149	152	2.25%, 06/15/2019	1,000	998
Baker Hughes a GE Co LLC / Baker Hughes			3.05%, 11/30/2022	300	299
Co-Obligor Inc			3.50%, 06/15/2024	515	520
3.34%, 12/15/2027 (b)	165	165	3.90%, 02/15/2022	200	207
Halliburton Co			4.50%, 02/25/2026	30	32
3.25%, 11/15/2021	651	663	4.75%, 11/15/2021	77	82
3.80%, 11/15/2025	275	286	4.80%, 07/15/2046	25	27
4.50%, 11/15/2041	51	54	6.13%, 11/15/2041	16	20
4.85%, 11/15/2035	275	309	GlaxoSmithKline Capital Inc
5.00%, 11/15/2045	385	442	5.38%, 04/15/2034	1,000	1,229
7.45%, 09/15/2039	10	14	GlaxoSmithKline Capital PLC
National Oilwell Varco Inc			2.85%, 05/08/2022	143	145
2.60%, 12/01/2022	500	488	Johnson & Johnson
		$2,573	2.25%, 03/03/2022	30	30
Other Asset Backed Securities - 0.00%			2.45%, 03/01/2026	30	29
CenterPoint Energy Restoration Bond Co			2.95%, 09/01/2020	128	131
LLC			2.95%, 03/03/2027	5	5
3.46%, 08/15/2019	20	21	3.50%, 01/15/2048	90	92
			3.63%, 03/03/2037	20	21
			3.70%, 03/01/2046	225	237
			3.75%, 03/03/2047	30	32
			4.95%, 05/15/2033	201	244
			5.95%, 08/15/2037	775	1,063

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Pharmaceuticals (continued)			Pipelines (continued)
McKesson Corp			Enable Midstream Partners LP
4.75%, 03/01/2021	$250	$265	5.00%, 05/15/2044	$500	$491
4.88%, 03/15/2044	150	163	Enbridge Energy Partners LP
Mead Johnson Nutrition Co			5.20%, 03/15/2020	9	9
4.60%, 06/01/2044	250	279	7.38%, 10/15/2045	100	133
Merck & Co Inc			9.88%, 03/01/2019	87	94
2.35%, 02/10/2022	800	799	Enbridge Inc
2.40%, 09/15/2022	130	130	4.25%, 12/01/2026	750	784
2.75%, 02/10/2025	385	383	5.50%, 12/01/2046	30	36
2.80%, 05/18/2023	230	232	Energy Transfer LP
3.60%, 09/15/2042	100	102	3.60%, 02/01/2023	15	15
3.70%, 02/10/2045	10	10	4.75%, 01/15/2026	50	52
3.88%, 01/15/2021	40	42	4.90%, 02/01/2024	350	370
4.15%, 05/18/2043	200	224	4.90%, 03/15/2035	300	297
Merck Sharp & Dohme Corp			5.20%, 02/01/2022	102	109
5.00%, 06/30/2019	154	161	5.30%, 04/15/2047	15	15
Mylan Inc			5.95%, 10/01/2043	350	372
2.55%, 03/28/2019	250	250	6.13%, 12/15/2045	525	570
Mylan NV			6.50%, 02/01/2042	102	116
3.75%, 12/15/2020	750	766	9.00%, 04/15/2019	6	6
3.95%, 06/15/2026	295	297	Energy Transfer LP / Regency Energy Finance
5.25%, 06/15/2046	170	186	Corp
Novartis Capital Corp			5.88%, 03/01/2022	750	820
3.00%, 11/20/2025	500	505	EnLink Midstream Partners LP
3.10%, 05/17/2027	20	20	4.40%, 04/01/2024	200	207
4.40%, 04/24/2020	77	81	5.45%, 06/01/2047	300	317
4.40%, 05/06/2044	350	401	Enterprise Products Operating LLC
Novartis Securities Investment Ltd			3.35%, 03/15/2023	300	306
5.13%, 02/10/2019	564	583	3.70%, 02/15/2026	525	538
Pfizer Inc			3.75%, 02/15/2025	500	516
1.45%, 06/03/2019	600	595	3.90%, 02/15/2024	250	261
1.95%, 06/03/2021	30	30	4.85%, 08/15/2042	300	329
2.20%, 12/15/2021	30	30	4.85%, 03/15/2044	30	33
2.75%, 06/03/2026	35	35	4.90%, 05/15/2046	400	441
3.00%, 06/15/2023	530	542	5.20%, 09/01/2020	77	82
3.40%, 05/15/2024	1,025	1,064	6.13%, 10/15/2039	123	155
4.13%, 12/15/2046	525	583	6.45%, 09/01/2040	177	230
4.40%, 05/15/2044	30	34	6.50%, 01/31/2019	161	168
5.60%, 09/15/2040	380	495	6.88%, 03/01/2033	15	20
7.20%, 03/15/2039	176	270	Kinder Morgan Energy Partners LP
Shire Acquisitions Investments Ireland DAC			3.50%, 03/01/2021	750	763
2.40%, 09/23/2021	500	492	3.50%, 09/01/2023	200	200
2.88%, 09/23/2023	35	34	4.15%, 03/01/2022	300	311
3.20%, 09/23/2026	525	513	4.70%, 11/01/2042	200	194
Teva Pharmaceutical Finance Co BV			5.00%, 03/01/2043	100	102
3.65%, 11/10/2021	400	381	5.40%, 09/01/2044	400	423
Teva Pharmaceutical Finance Co LLC			6.38%, 03/01/2041	128	149
6.15%, 02/01/2036	3	3	6.50%, 09/01/2039	112	132
Teva Pharmaceutical Finance Netherlands III			6.95%, 01/15/2038	112	139
BV			7.40%, 03/15/2031	177	219
1.70%, 07/19/2019	1,000	972	9.00%, 02/01/2019	77	82
3.15%, 10/01/2026	750	619	Kinder Morgan Inc/DE
4.10%, 10/01/2046	425	324	3.05%, 12/01/2019	750	757
Wyeth LLC			4.30%, 06/01/2025	55	57
5.95%, 04/01/2037	91	122	5.05%, 02/15/2046	15	16
6.50%, 02/01/2034	144	197	5.55%, 06/01/2045	50	55
Zoetis Inc			MPLX LP
3.25%, 02/01/2023	100	102	4.13%, 03/01/2027	425	435
3.45%, 11/13/2020	750	768	4.50%, 07/15/2023	30	32
3.95%, 09/12/2047	5	5	4.88%, 12/01/2024	30	32
		$31,344	4.88%, 06/01/2025	300	322
Pipelines - 0.98%			5.20%, 03/01/2047	330	362
Andeavor Logistics LP / Tesoro Logistics			ONEOK Inc
Finance Corp			4.00%, 07/13/2027	300	304
4.25%, 12/01/2027	400	403	4.25%, 02/01/2022	300	312
5.20%, 12/01/2047	400	417	4.95%, 07/13/2047	300	312
Boardwalk Pipelines LP			ONEOK Partners LP
3.38%, 02/01/2023	200	199	4.90%, 03/15/2025	500	536
Buckeye Partners LP			5.00%, 09/15/2023	250	268
4.88%, 02/01/2021	850	894	6.13%, 02/01/2041	128	149
Columbia Pipeline Group Inc			8.63%, 03/01/2019	20	21
5.80%, 06/01/2045	500	624

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Pipelines (continued)			REITs (continued)
Plains All American Pipeline LP / PAA			American Tower Corp
Finance Corp			3.38%, 10/15/2026	$1,000	$982
2.85%, 01/31/2023	$200	$191	3.50%, 01/31/2023	530	542
3.65%, 06/01/2022	128	129	3.55%, 07/15/2027	20	20
4.30%, 01/31/2043	200	177	4.70%, 03/15/2022	278	298
4.50%, 12/15/2026	520	527	AvalonBay Communities Inc
4.65%, 10/15/2025	15	15	2.95%, 09/15/2022	100	101
4.70%, 06/15/2044	500	467	3.63%, 10/01/2020	100	103
5.75%, 01/15/2020	15	16	4.20%, 12/15/2023	400	426
Sabine Pass Liquefaction LLC			Boston Properties LP
5.00%, 03/15/2027	360	386	2.75%, 10/01/2026	250	236
5.63%, 03/01/2025	40	44	3.85%, 02/01/2023	200	208
5.75%, 05/15/2024	300	333	4.13%, 05/15/2021	77	80
5.88%, 06/30/2026	345	388	5.63%, 11/15/2020	25	27
6.25%, 03/15/2022	100	111	5.88%, 10/15/2019	750	791
Southern Natural Gas Co LLC / Southern			Brixmor Operating Partnership LP
Natural Issuing Corp			3.85%, 02/01/2025	300	300
4.40%, 06/15/2021	51	53	CBL & Associates LP
Spectra Energy Partners LP			4.60%, 10/15/2024	750	669
5.95%, 09/25/2043	200	243	CC Holdings GS V LLC / Crown Castle GS
Sunoco Logistics Partners Operations LP			III Corp
3.45%, 01/15/2023	200	199	3.85%, 04/15/2023	20	21
4.95%, 01/15/2043	200	188	Crown Castle International Corp
5.35%, 05/15/2045	15	15	3.20%, 09/01/2024	400	396
Texas Eastern Transmission LP			3.70%, 06/15/2026	765	764
7.00%, 07/15/2032	100	128	5.25%, 01/15/2023	30	33
TransCanada PipeLines Ltd			DDR Corp
3.80%, 10/01/2020	128	133	4.63%, 07/15/2022	200	211
5.60%, 03/31/2034	300	364	Duke Realty LP
6.10%, 06/01/2040	25	33	3.88%, 10/15/2022	100	104
7.25%, 08/15/2038	51	74	ERP Operating LP
7.63%, 01/15/2039	500	753	2.38%, 07/01/2019	400	401
Williams Partners LP			4.63%, 12/15/2021	500	536
3.35%, 08/15/2022	15	15	4.75%, 07/15/2020	51	54
3.90%, 01/15/2025	350	357	Federal Realty Investment Trust
4.00%, 09/15/2025	595	609	4.50%, 12/01/2044	250	273
5.10%, 09/15/2045	180	198	Government Properties Income Trust
5.25%, 03/15/2020	180	190	4.00%, 07/15/2022	400	402
6.30%, 04/15/2040	343	422	HCP Inc
Williams Partners LP / ACMP Finance Corp			3.40%, 02/01/2025	300	297
4.88%, 03/15/2024	15	16	4.20%, 03/01/2024	250	262
		$23,887	4.25%, 11/15/2023	225	236
Private Equity - 0.01%			5.38%, 02/01/2021	8	9
Brookfield Asset Management Inc			6.75%, 02/01/2041	550	732
4.00%, 01/15/2025	300	308	Highwoods Realty LP
			3.20%, 06/15/2021	350	353
Regional Authority - 0.16%			Hospitality Properties Trust
Province of British Columbia Canada			5.00%, 08/15/2022	100	107
2.65%, 09/22/2021	77	78	Host Hotels & Resorts LP
6.50%, 01/15/2026	18	23	6.00%, 10/01/2021	200	220
Province of Manitoba Canada			Kimco Realty Corp
3.05%, 05/14/2024	500	510	3.13%, 06/01/2023	200	200
Province of Ontario Canada			3.20%, 05/01/2021	250	254
2.40%, 02/08/2022	500	498	Liberty Property LP
2.50%, 09/10/2021	500	501	3.38%, 06/15/2023	300	304
3.20%, 05/16/2024	750	773	Mid-America Apartments LP
4.00%, 10/07/2019	277	286	4.00%, 11/15/2025	500	518
4.40%, 04/14/2020	151	158	Omega Healthcare Investors Inc
Province of Quebec Canada			4.50%, 01/15/2025	300	300
2.75%, 08/25/2021	231	234	4.95%, 04/01/2024	750	783
3.50%, 07/29/2020	750	773	Realty Income Corp
7.50%, 09/15/2029	64	91	4.65%, 08/01/2023	250	269
Province of Saskatchewan Canada			Simon Property Group LP
8.50%, 07/15/2022	6	7	2.20%, 02/01/2019	400	400
		$3,932	3.25%, 11/30/2026	500	498
REITs - 0.72%			3.75%, 02/01/2024	500	520
Alexandria Real Estate Equities Inc			4.13%, 12/01/2021	200	211
2.75%, 01/15/2020	750	753	4.25%, 11/30/2046	130	137
American Campus Communities Operating			6.75%, 02/01/2040	25	35
Partnership LP			SL Green Operating Partnership LP
3.63%, 11/15/2027	300	297	3.25%, 10/15/2022	300	299
			UDR Inc
			4.00%, 10/01/2025	200	208

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
REITs (continued)			Retail (continued)
Ventas Realty LP			McDonald's Corp (continued)
5.70%, 09/30/2043	$300	$365	4.70%, 12/09/2035	$25	$28
Ventas Realty LP / Ventas Capital Corp			4.88%, 07/15/2040	9	10
4.25%, 03/01/2022	128	134	4.88%, 12/09/2045	250	290
Weingarten Realty Investors			6.30%, 10/15/2037	262	352
3.38%, 10/15/2022	180	181	Nordstrom Inc
Welltower Inc			4.75%, 05/01/2020	36	38
3.75%, 03/15/2023	200	207	O'Reilly Automotive Inc
6.13%, 04/15/2020	115	124	3.85%, 06/15/2023	300	314
Weyerhaeuser Co			QVC Inc
4.70%, 03/15/2021	51	54	4.38%, 03/15/2023	250	256
7.38%, 03/15/2032	300	414	Starbucks Corp
		$17,659	3.85%, 10/01/2023	530	563
Retail - 0.99%			Target Corp
AutoZone Inc			2.50%, 04/15/2026	1,500	1,442
3.75%, 06/01/2027	250	254	2.90%, 01/15/2022	25	26
4.00%, 11/15/2020	251	261	3.50%, 07/01/2024	30	31
Bed Bath & Beyond Inc			3.63%, 04/15/2046	35	34
5.17%, 08/01/2044	500	440	TJX Cos Inc/The
Costco Wholesale Corp			2.50%, 05/15/2023	500	495
1.70%, 12/15/2019	400	397	Walgreen Co
2.15%, 05/18/2021	35	35	4.40%, 09/15/2042	100	100
2.30%, 05/18/2022	310	308	Walgreens Boots Alliance Inc
2.75%, 05/18/2024	50	50	2.70%, 11/18/2019	300	302
3.00%, 05/18/2027	150	150	3.45%, 06/01/2026	420	415
CVS Health Corp			3.80%, 11/18/2024	750	766
2.13%, 06/01/2021	30	29	4.80%, 11/18/2044	355	382
2.25%, 08/12/2019	500	499	Wal-Mart Stores Inc
2.80%, 07/20/2020	530	532	1.75%, 10/09/2019	500	498
3.50%, 07/20/2022	1,000	1,019	2.35%, 12/15/2022	500	498
4.00%, 12/05/2023	30	31	2.55%, 04/11/2023	1,450	1,455
4.13%, 05/15/2021	500	520	2.65%, 12/15/2024	500	498
5.13%, 07/20/2045	370	424	3.25%, 10/25/2020	71	73
5.30%, 12/05/2043	25	29	3.63%, 07/08/2020	81	84
Darden Restaurants Inc			3.63%, 12/15/2047	120	126
6.80%, 10/15/2037	27	36	4.25%, 04/15/2021	551	585
Dollar General Corp			4.75%, 10/02/2043	445	548
4.15%, 11/01/2025	500	529	5.63%, 04/01/2040	38	51
Home Depot Inc/The			5.63%, 04/15/2041	280	382
2.13%, 09/15/2026	250	234	7.55%, 02/15/2030	628	911
2.63%, 06/01/2022	30	30			$24,160
2.70%, 04/01/2023	30	30	Semiconductors - 0.44%
3.50%, 09/15/2056	305	293	Analog Devices Inc
3.75%, 02/15/2024	380	401	2.50%, 12/05/2021	750	743
3.90%, 06/15/2047	30	32	Applied Materials Inc
4.20%, 04/01/2043	20	22	3.30%, 04/01/2027	35	36
4.25%, 04/01/2046	15	17	3.90%, 10/01/2025	500	531
4.40%, 03/15/2045	20	23	4.35%, 04/01/2047	40	45
5.88%, 12/16/2036	987	1,336	5.10%, 10/01/2035	250	301
5.95%, 04/01/2041	351	475	Broadcom Corp / Broadcom Cayman Finance
Kohl's Corp			Ltd
4.00%, 11/01/2021	277	285	3.00%, 01/15/2022(b)	550	545
5.55%, 07/17/2045	250	244	3.63%, 01/15/2024(b)	75	75
Lowe's Cos Inc			3.88%, 01/15/2027(b)	660	649
2.50%, 04/15/2026	550	529	Intel Corp
3.10%, 05/03/2027	530	532	2.35%, 05/11/2022	5	5
3.12%, 04/15/2022	30	31	2.45%, 07/29/2020	500	505
3.70%, 04/15/2046	40	40	2.60%, 05/19/2026	530	517
3.80%, 11/15/2021	102	107	2.70%, 12/15/2022	25	25
4.05%, 05/03/2047	30	32	3.15%, 05/11/2027	540	551
4.38%, 09/15/2045	500	553	3.30%, 10/01/2021	207	215
4.63%, 04/15/2020	77	80	3.70%, 07/29/2025	530	560
Macy's Retail Holdings Inc			3.73%, 12/08/2047(b)	240	249
2.88%, 02/15/2023	305	286	4.00%, 12/15/2032	200	220
3.45%, 01/15/2021	500	503	4.10%, 05/11/2047	700	771
6.90%, 04/01/2029	125	132	4.25%, 12/15/2042	200	223
McDonald's Corp			4.80%, 10/01/2041	77	93
2.75%, 12/09/2020	20	20	4.90%, 07/29/2045	25	30
3.38%, 05/26/2025	500	516	KLA-Tencor Corp
3.50%, 07/15/2020	151	156	4.65%, 11/01/2024	500	542
3.70%, 02/15/2042	128	125	Lam Research Corp
			2.75%, 03/15/2020	300	302

See accompanying notes.

     Schedule of Investments Bond Market Index Account December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Semiconductors (continued)			Sovereign - 1.40%
NVIDIA Corp			Chile Government International Bond
2.20%, 09/16/2021	$500	$495	3.13%, 03/27/2025	$250	$254
QUALCOMM Inc			3.25%, 09/14/2021	180	185
2.25%, 05/20/2020	370	367	3.88%, 08/05/2020	500	521
2.60%, 01/30/2023	360	351	Colombia Government International Bond
2.90%, 05/20/2024	20	19	2.63%, 03/15/2023	500	489
3.00%, 05/20/2022	30	30	4.38%, 07/12/2021	100	105
3.25%, 05/20/2027	320	312	4.50%, 01/28/2026	200	213
3.45%, 05/20/2025	300	301	5.63%, 02/26/2044	1,000	1,145
4.65%, 05/20/2035	115	124	6.13%, 01/18/2041	200	242
4.80%, 05/20/2045	175	188	8.13%, 05/21/2024	201	254
Texas Instruments Inc			11.75%, 02/25/2020	180	215
1.65%, 08/03/2019	200	199	10.38%, 01/28/2033	100	157
2.75%, 03/12/2021	400	405	Export Development Canada
Xilinx Inc			1.25%, 02/04/2019	400	397
2.13%, 03/15/2019	175	174	1.63%, 01/17/2020	400	397
		$10,698	1.75%, 08/19/2019	400	398
Software - 0.68%			Export-Import Bank of Korea
Adobe Systems Inc			1.50%, 10/21/2019	500	490
4.75%, 02/01/2020	51	54	2.25%, 01/21/2020	300	297
CA Inc			3.00%, 11/01/2022	500	497
3.60%, 08/15/2022	300	304	3.25%, 11/10/2025	500	499
Fidelity National Information Services Inc			3.25%, 08/12/2026	500	498
3.00%, 08/15/2026	40	39	5.00%, 04/11/2022	200	215
3.50%, 04/15/2023	30	31	Hungary Government International Bond
3.63%, 10/15/2020	340	349	7.63%, 03/29/2041	500	783
5.00%, 10/15/2025	242	267	Indonesia Government International Bond
Fiserv Inc			3.50%, 01/11/2028	200	199
3.50%, 10/01/2022	600	618	Israel Government AID Bond
Microsoft Corp			5.50%, 09/18/2023	25	29
1.55%, 08/08/2021	670	652	5.50%, 04/26/2024	125	147
2.00%, 11/03/2020	210	209	5.50%, 09/18/2033	12	16
2.38%, 02/12/2022	380	379	Israel Government International Bond
2.38%, 05/01/2023	25	25	4.00%, 06/30/2022	500	530
2.40%, 02/06/2022	690	690	5.13%, 03/26/2019	147	153
2.40%, 08/08/2026	55	53	Japan Bank for International
2.65%, 11/03/2022	55	55	Cooperation/Japan
2.70%, 02/12/2025	30	30	2.13%, 06/01/2020	500	497
2.88%, 02/06/2024	40	41	2.38%, 04/20/2026	300	291
3.00%, 10/01/2020	600	614	2.50%, 06/01/2022	500	498
3.13%, 11/03/2025	700	715	3.00%, 05/29/2024	1,000	1,011
3.30%, 02/06/2027	920	949	3.38%, 07/31/2023	1,000	1,035
3.45%, 08/08/2036	750	773	Korea International Bond
3.63%, 12/15/2023	30	32	3.88%, 09/11/2023	250	261
3.70%, 08/08/2046	45	47	Mexico Government International Bond
3.95%, 08/08/2056	750	801	3.50%, 01/21/2021	1,000	1,034
4.00%, 02/12/2055	850	909	3.60%, 01/30/2025	210	213
4.10%, 02/06/2037	180	201	3.63%, 03/15/2022	300	312
4.20%, 06/01/2019	115	118	4.60%, 01/23/2046	1,170	1,154
4.20%, 11/03/2035	430	488	4.60%, 02/10/2048	700	691
4.25%, 02/06/2047	50	57	4.75%, 03/08/2044	506	512
4.50%, 02/06/2057	625	740	5.55%, 01/21/2045	300	338
5.30%, 02/08/2041	77	98	6.05%, 01/11/2040	464	547
Oracle Corp			8.30%, 08/15/2031	738	1,111
1.90%, 09/15/2021	780	768	Panama Government International Bond
2.38%, 01/15/2019	450	452	3.88%, 03/17/2028	500	523
2.40%, 09/15/2023	30	30	5.20%, 01/30/2020	1,154	1,216
2.50%, 05/15/2022	30	30	6.70%, 01/26/2036	224	298
2.50%, 10/15/2022	1,570	1,568	8.88%, 09/30/2027	77	112
2.63%, 02/15/2023	390	391	Peruvian Government International Bond
2.80%, 07/08/2021	80	81	5.63%, 11/18/2050	528	677
3.80%, 11/15/2037	250	262	6.55%, 03/14/2037	126	170
3.88%, 07/15/2020	77	80	7.13%, 03/30/2019	30	32
4.00%, 07/15/2046	780	830	7.35%, 07/21/2025	180	233
4.30%, 07/08/2034	1,015	1,128	8.75%, 11/21/2033	192	302
4.38%, 05/15/2055	610	682	Philippine Government International Bond
5.00%, 07/08/2019	48	50	3.70%, 02/02/2042	230	228
		$16,690	3.95%, 01/20/2040	300	309
			5.00%, 01/13/2037	300	354
			6.38%, 10/23/2034	210	281
			6.50%, 01/20/2020	200	218
			8.38%, 06/17/2019	1,000	1,091
			9.50%, 02/02/2030	400	632

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Sovereign (continued)			Supranational Bank (continued)
Philippine Government International			Inter-American Development Bank
Bond (continued)			1.00%, 05/13/2019	$1,000	$987
10.63%, 03/16/2025	$400	$604	1.63%, 05/12/2020	800	792
Republic of Italy Government International			1.75%, 10/15/2019	500	498
Bond			1.75%, 04/14/2022	1,000	979
5.38%, 06/15/2033	64	75	1.88%, 03/15/2021	500	495
6.88%, 09/27/2023	712	842	2.13%, 11/09/2020	250	250
Republic of Poland Government International			2.13%, 01/18/2022	340	338
Bond			3.00%, 02/21/2024	250	259
4.00%, 01/22/2024	1,000	1,066	3.88%, 09/17/2019	577	595
5.00%, 03/23/2022	528	578	3.88%, 02/14/2020	477	495
5.13%, 04/21/2021	51	55	International Bank for Reconstruction &
Svensk Exportkredit AB			Development
1.88%, 06/17/2019	500	499	0.88%, 08/15/2019	1,500	1,473
Tennessee Valley Authority			1.25%, 07/26/2019	750	742
2.88%, 02/01/2027	250	255	1.38%, 05/24/2021	345	336
3.50%, 12/15/2042	400	433	1.38%, 09/20/2021	500	485
3.88%, 02/15/2021	500	527	1.63%, 02/10/2022	1,000	974
4.25%, 09/15/2065	200	236	1.88%, 03/15/2019	500	500
5.25%, 09/15/2039	251	339	1.88%, 10/07/2022	1,260	1,235
5.38%, 04/01/2056	154	219	2.13%, 11/01/2020	750	750
6.75%, 11/01/2025	102	132	2.25%, 06/24/2021	500	500
Uruguay Government International Bond			2.50%, 07/29/2025	1,700	1,698
4.13%, 11/20/2045	100	100	2.50%, 11/22/2027	500	497
4.38%, 10/27/2027	940	1,007	7.63%, 01/19/2023	12	15
5.10%, 06/18/2050	500	555	International Finance Corp
8.00%, 11/18/2022	1,015	1,224	1.13%, 07/20/2021	1,500	1,443
		$34,252			$38,869
Supranational Bank - 1.59%			Telecommunications - 1.54%
African Development Bank			America Movil SAB de CV
1.00%, 05/15/2019	1,000	987	3.13%, 07/16/2022	1,100	1,113
1.88%, 03/16/2020	500	498	6.13%, 03/30/2040	102	130
2.38%, 09/23/2021	400	402	6.38%, 03/01/2035	200	253
Asian Development Bank			AT&T Inc
1.50%, 01/22/2020	300	297	2.45%, 06/30/2020	1,200	1,199
1.75%, 01/10/2020	1,400	1,392	2.63%, 12/01/2022	630	620
1.75%, 06/08/2021	500	492	2.85%, 02/14/2023	500	502
1.75%, 09/13/2022	465	453	3.00%, 06/30/2022	200	200
1.75%, 08/14/2026	500	470	3.40%, 08/14/2024	500	503
1.88%, 02/18/2022	1,250	1,230	3.40%, 05/15/2025	200	197
2.13%, 11/24/2021	750	746	3.80%, 03/01/2024	25	26
2.13%, 03/19/2025	300	293	3.90%, 08/14/2027	500	503
5.82%, 06/16/2028	15	19	4.10%, 02/15/2028(b)	81	81
6.38%, 10/01/2028	51	67	4.13%, 02/17/2026	30	31
Corp Andina de Fomento			4.25%, 03/01/2027	530	540
2.20%, 07/18/2020	1,000	992	4.30%, 02/15/2030(b)	1,101	1,098
4.38%, 06/15/2022	22	23	4.30%, 12/15/2042	221	208
Council Of Europe Development Bank			4.35%, 06/15/2045	1,005	927
1.63%, 03/10/2020	300	297	4.50%, 05/15/2035	1,225	1,218
European Bank for Reconstruction &			4.50%, 03/09/2048	572	536
Development			4.55%, 03/09/2049	247	232
0.88%, 07/22/2019	500	492	4.60%, 02/15/2021	171	180
1.13%, 08/24/2020	500	487	4.75%, 05/15/2046	230	225
1.75%, 06/14/2019	500	499	4.90%, 08/14/2037	500	506
1.88%, 02/23/2022	250	246	5.15%, 03/15/2042	30	31
European Investment Bank			5.15%, 11/15/2046(b)	20	20
1.13%, 08/15/2019	500	493	5.15%, 02/14/2050	500	506
1.25%, 05/15/2019	1,400	1,386	5.25%, 03/01/2037	450	476
1.38%, 09/15/2021	1,350	1,305	5.30%, 08/14/2058	500	502
1.63%, 03/16/2020	900	891	5.35%, 09/01/2040	30	32
1.88%, 03/15/2019	1,500	1,498	5.45%, 03/01/2047	30	32
2.00%, 03/15/2021	775	770	5.65%, 02/15/2047	15	16
2.25%, 03/15/2022	400	398	5.70%, 03/01/2057	530	582
2.25%, 08/15/2022	1,000	995	5.88%, 10/01/2019	56	59
2.38%, 05/24/2027	300	295	6.00%, 08/15/2040	663	750
2.50%, 04/15/2021	1,500	1,513	British Telecommunications PLC
3.25%, 01/29/2024	1,000	1,041	2.35%, 02/14/2019	1,250	1,251
4.88%, 02/15/2036	25	33	9.12%, 12/15/2030	77	115
FMS Wertmanagement AoeR			Cisco Systems Inc
1.00%, 08/16/2019	750	738	1.85%, 09/20/2021	50	49
1.75%, 01/24/2020	500	497	2.20%, 02/28/2021	565	563
1.75%, 03/17/2020	300	298	2.20%, 09/20/2023	30	29

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Telecommunications (continued)			Transportation (continued)
Cisco Systems Inc (continued)			Canadian Pacific Railway Co
2.50%, 09/20/2026	$30	$29	4.45%, 03/15/2023	$128	$136
2.95%, 02/28/2026	500	502	4.80%, 09/15/2035	500	582
3.63%, 03/04/2024	30	32	CSX Corp
4.45%, 01/15/2020	102	107	2.60%, 11/01/2026	300	286
4.95%, 02/15/2019	855	883	3.25%, 06/01/2027	40	40
5.90%, 02/15/2039	680	930	3.35%, 11/01/2025	500	508
Deutsche Telekom International Finance BV			3.70%, 11/01/2023	500	519
6.00%, 07/08/2019	300	316	3.80%, 11/01/2046	30	30
8.75%, 06/15/2030	641	948	4.25%, 11/01/2066	400	400
Juniper Networks Inc			4.75%, 05/30/2042	277	310
4.60%, 03/15/2021	500	524	FedEx Corp
Motorola Solutions Inc			2.63%, 08/01/2022	100	100
4.00%, 09/01/2024	500	513	3.25%, 04/01/2026	400	403
Orange SA			3.88%, 08/01/2042	100	100
4.13%, 09/14/2021	128	135	4.40%, 01/15/2047	55	59
5.38%, 01/13/2042	102	123	4.55%, 04/01/2046	400	439
9.00%, 03/01/2031	815	1,223	4.75%, 11/15/2045	525	588
Rogers Communications Inc			Norfolk Southern Corp
3.00%, 03/15/2023	400	399	3.25%, 12/01/2021	251	257
5.00%, 03/15/2044	500	577	3.85%, 01/15/2024	200	211
Telefonica Emisiones SAU			3.94%, 11/01/2047(b)	398	408
5.13%, 04/27/2020	918	972	4.80%, 08/15/2043	131	150
5.21%, 03/08/2047	530	601	4.84%, 10/01/2041	100	117
7.05%, 06/20/2036	295	396	Ryder System Inc
Verizon Communications Inc			2.45%, 09/03/2019	350	350
1.75%, 08/15/2021	1,000	973	Union Pacific Corp
2.45%, 11/01/2022	130	127	3.80%, 10/01/2051	577	588
2.63%, 08/15/2026	25	24	4.15%, 01/15/2045	350	378
2.95%, 03/15/2022	1,746	1,757	4.16%, 07/15/2022	256	274
3.00%, 11/01/2021	60	61	United Parcel Service Inc
3.13%, 03/16/2022	260	264	2.45%, 10/01/2022	10	10
3.38%, 02/15/2025 (b)	40	40	3.13%, 01/15/2021	1,128	1,156
3.50%, 11/01/2021	30	31	3.75%, 11/15/2047	140	145
3.85%, 11/01/2042	25	23	4.88%, 11/15/2040	25	30
4.13%, 03/16/2027	500	521	6.20%, 01/15/2038	23	32
4.27%, 01/15/2036	1,000	995			$12,042
4.40%, 11/01/2034	750	764	Water - 0.01%
4.50%, 08/10/2033	360	378	American Water Capital Corp
4.52%, 09/15/2048	60	59	3.75%, 09/01/2047	180	186
4.60%, 04/01/2021	77	82	6.59%, 10/15/2037	5	7
4.67%, 03/15/2055	950	917			$193
4.81%, 03/15/2039	25	26	TOTAL BONDS		$827,148
4.86%, 08/21/2046	2,140	2,229		Principal
5.01%, 04/15/2049	540	566	MUNICIPAL BONDS - 0.74%	Amount (000's)	Value (000's)
5.01%, 08/21/2054	50	51	California - 0.21%
5.15%, 09/15/2023	1,115	1,241	Bay Area Toll Authority
5.50%, 03/16/2047	25	29	6.26%, 04/01/2049	$300	$443
Vodafone Group PLC			6.92%, 04/01/2040	120	173
2.95%, 02/19/2023	200	201	East Bay Municipal Utility District Water
5.45%, 06/10/2019	180	188	System Revenue
6.15%, 02/27/2037	201	252	5.87%, 06/01/2040	60	80
6.25%, 11/30/2032	500	614	Los Angeles Department of Water & Power
		$37,664	Power System Revenue
Toys, Games & Hobbies - 0.01%			6.57%, 07/01/2045	150	226
Hasbro Inc			Los Angeles Unified School District/CA
3.15%, 05/15/2021	250	252	5.75%, 07/01/2034	80	102
6.35%, 03/15/2040	25	30	5.76%, 07/01/2029	50	61
		$282	6.76%, 07/01/2034	430	594
Transportation - 0.49%			Regents of the University of California
Burlington Northern Santa Fe LLC			Medical Center Pooled Revenue
3.00%, 04/01/2025	500	504	6.55%, 05/15/2048	250	354
4.13%, 06/15/2047	30	33	San Diego County Water Authority Financing
4.15%, 04/01/2045	500	543	Corp
4.45%, 03/15/2043	20	23	6.14%, 05/01/2049	460	650
4.55%, 09/01/2044	15	17	Santa Clara Valley Transportation Authority
4.70%, 10/01/2019	783	816	5.88%, 04/01/2032	25	30
5.15%, 09/01/2043	350	433	State of California
6.20%, 08/15/2036	500	663	7.30%, 10/01/2039	375	559
Canadian National Railway Co			7.35%, 11/01/2039	500	750
3.20%, 08/02/2046	400	388	7.60%, 11/01/2040	180	287
5.55%, 03/01/2019	15	16

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
California (continued)			New York (continued)
State of California (continued)			New York City Transitional Finance Authority
7.63%, 03/01/2040	$280	$438	Future Tax Secured Revenue
7.95%, 03/01/2036	500	558	5.51%, 08/01/2037	$250	$318
University of California			New York City Water & Sewer System
5.77%, 05/15/2043	200	262	5.72%, 06/15/2042	270	366
		$5,567	5.95%, 06/15/2042	125	175
Connecticut - 0.05%			New York State Dormitory Authority
State of Connecticut			5.60%, 03/15/2040	100	128
5.85%, 03/15/2032	1,025	1,233	Port Authority of New York & New Jersey
			4.46%, 10/01/2062	100	116
District of Columbia - 0.02%			4.96%, 08/01/2046	300	372
District of Columbia Water & Sewer			Port Authority of New York & New
Authority			Jersey (credit support from GO OF AUTH)
4.81%, 10/01/2114	450	526	6.04%, 12/01/2029(f)	50	64
					$1,764
Florida - 0.04%			Ohio - 0.01%
State Board of Administration Finance Corp			American Municipal Power Inc
3.00%, 07/01/2020	965	978	6.27%, 02/15/2050	69	90
			Ohio State University/The
Georgia - 0.02%			4.91%, 06/01/2040	125	151
Municipal Electric Authority of Georgia					$241
6.64%, 04/01/2057	151	194	Pennsylvania - 0.02%
7.06%, 04/01/2057	200	247	State Public School Building Authority
		$441	5.00%, 09/15/2027	500	559
Illinois - 0.08%
Chicago Transit Authority			Texas - 0.07%
6.20%, 12/01/2040	70	91	City of San Antonio TX Electric & Gas
6.90%, 12/01/2040	200	271	Systems Revenue
City of Chicago IL			5.81%, 02/01/2041	135	179
6.31%, 01/01/2044	250	266	Dallas Area Rapid Transit
County of Cook IL			5.02%, 12/01/2048	50	62
6.23%, 11/15/2034	102	129	Dallas Convention Center Hotel Development
State of Illinois			Corp
4.95%, 06/01/2023	30	31	7.09%, 01/01/2042	70	95
5.10%, 06/01/2033	735	734	Dallas County Hospital District
5.88%, 03/01/2019	345	356	5.62%, 08/15/2044	83	104
7.35%, 07/01/2035	70	81	Dallas Independent School District (credit
		$1,959	support from PSF-GTD)
Kansas - 0.01%			6.45%, 02/15/2035(f)	50	56
State of Kansas Department of			Grand Parkway Transportation Corp
Transportation			5.18%, 10/01/2042	300	367
4.60%, 09/01/2035	115	131	State of Texas
			4.68%, 04/01/2040	100	118
Nevada - 0.00%			5.52%, 04/01/2039	405	532
County of Clark Department of Aviation			Texas Transportation Commission State
6.82%, 07/01/2045	25	39	Highway Fund
6.88%, 07/01/2042	70	75	5.18%, 04/01/2030	125	150
		$114			$1,663
New Jersey - 0.09%			Utah - 0.01%
New Jersey Economic Development			State of Utah
Authority (credit support from AGM)			3.54%, 07/01/2025	300	313
0.00%, 02/15/2023 (d),(f)	51	43
New Jersey Economic Development			Wisconsin - 0.02%
Authority (credit support from NATL)			State of Wisconsin (credit support from
7.43%, 02/15/2029 (f)	1,000	1,251	AGM)
New Jersey Transportation Trust Fund			5.70%, 05/01/2026(f)	400	458
Authority
5.75%, 12/15/2028	190	218	TOTAL MUNICIPAL BONDS		$18,117
6.56%, 12/15/2040	210	278	U.S. GOVERNMENT & GOVERNMENT	Principal
New Jersey Turnpike Authority			AGENCY OBLIGATIONS - 64.74%	Amount (000's)	Value (000's)
7.10%, 01/01/2041	147	220	Federal Home Loan Mortgage Corporation (FHLMC) - 7.77%
Rutgers The State University of New			2.00%, 09/01/2028	$167	$163
Jersey (credit support from GO OF UNIV)			2.00%, 08/01/2029	785	768
5.67%, 05/01/2040 (f)	130	160	2.00%, 01/15/2030(g)	300	292
		$2,170	2.00%, 10/01/2031	135	132
New York - 0.09%			2.50%, 08/01/2027	119	119
City of New York NY			2.50%, 08/01/2027	120	120
5.52%, 10/01/2037	25	32	2.50%, 10/01/2027	239	240
Metropolitan Transportation Authority			2.50%, 03/01/2028	497	499
6.81%, 11/15/2040	135	193	2.50%, 04/01/2028	102	103
			2.50%, 04/01/2028	36	36
			2.50%, 06/01/2028	134	135

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
2.50%, 06/01/2028	$118	$118	3.00%, 09/01/2036	$132	$135
2.50%, 06/01/2028	644	647	3.00%, 11/01/2036	368	374
2.50%, 06/01/2028	255	256	3.00%, 02/01/2037	187	190
2.50%, 07/01/2028	434	436	3.00%, 04/01/2037	236	240
2.50%, 10/01/2028	220	221	3.00%, 06/01/2037	117	118
2.50%, 10/01/2028	221	221	3.00%, 07/01/2037	479	486
2.50%, 10/01/2029	571	571	3.00%, 09/01/2037	98	100
2.50%, 12/01/2029	693	693	3.00%, 01/01/2043	425	427
2.50%, 09/01/2030	1,119	1,117	3.00%, 01/01/2043	264	266
2.50%, 01/01/2031	1,183	1,182	3.00%, 01/01/2043(g)	7,100	7,099
2.50%, 01/01/2031	165	165	3.00%, 01/01/2043	590	593
2.50%, 01/01/2031	100	100	3.00%, 04/01/2043	376	378
2.50%, 02/01/2031	130	130	3.00%, 05/01/2043	386	388
2.50%, 03/01/2031	380	380	3.00%, 06/01/2043	721	725
2.50%, 04/01/2031	1,002	1,000	3.00%, 06/01/2043	221	223
2.50%, 12/01/2031	359	359	3.00%, 07/01/2043	620	623
2.50%, 12/01/2031	408	408	3.00%, 07/01/2043	69	69
2.50%, 01/01/2032	499	498	3.00%, 07/01/2043	648	651
2.50%, 02/01/2032 (g)	300	299	3.00%, 07/01/2043	1,185	1,191
2.50%, 02/01/2032	440	440	3.00%, 08/01/2043	297	298
2.50%, 03/01/2032	579	578	3.00%, 08/01/2043	33	33
2.50%, 01/01/2033 (g)	3,350	3,344	3.00%, 08/01/2043	360	361
2.50%, 11/01/2036	232	228	3.00%, 08/01/2043	136	137
2.50%, 02/01/2043	215	207	3.00%, 08/01/2043	244	245
2.50%, 03/01/2043	166	160	3.00%, 08/01/2043	305	306
2.50%, 07/01/2045	182	176	3.00%, 08/01/2043	1,987	1,995
2.50%, 11/01/2046	95	91	3.00%, 09/01/2043	413	414
2.50%, 01/01/2047	95	92	3.00%, 09/01/2043	709	712
2.50%, 02/01/2047	100	97	3.00%, 09/01/2043	328	330
3.00%, 04/01/2021	122	124	3.00%, 09/01/2043	92	92
3.00%, 01/01/2026	76	77	3.00%, 10/01/2043	602	605
3.00%, 01/01/2027	227	231	3.00%, 10/01/2043	176	177
3.00%, 01/15/2027 (g)	2,475	2,520	3.00%, 03/01/2045	937	938
3.00%, 02/01/2027	143	146	3.00%, 04/01/2045	305	305
3.00%, 02/01/2027	87	89	3.00%, 06/01/2045	1,064	1,065
3.00%, 02/01/2027	200	204	3.00%, 07/01/2045	1,428	1,430
3.00%, 03/01/2027	174	177	3.00%, 07/01/2045	589	589
3.00%, 03/01/2027	35	36	3.00%, 08/01/2045	303	304
3.00%, 05/01/2027	154	157	3.00%, 08/01/2045	1,173	1,174
3.00%, 06/01/2027	138	141	3.00%, 08/01/2045	376	377
3.00%, 09/01/2028	72	74	3.00%, 12/01/2045	1,752	1,754
3.00%, 10/01/2028	506	515	3.00%, 03/01/2046	387	388
3.00%, 07/01/2029	358	364	3.00%, 03/01/2046	820	821
3.00%, 07/01/2029	627	639	3.00%, 04/01/2046	1,181	1,183
3.00%, 07/01/2029	617	629	3.00%, 04/01/2046	128	128
3.00%, 08/01/2029	271	276	3.00%, 05/01/2046	265	265
3.00%, 09/01/2029	106	108	3.00%, 07/01/2046	70	70
3.00%, 10/01/2029	162	165	3.00%, 09/01/2046	1,276	1,277
3.00%, 11/01/2029	163	166	3.00%, 10/01/2046	1,039	1,041
3.00%, 11/01/2029	273	278	3.00%, 11/01/2046	1,390	1,392
3.00%, 12/01/2029	56	57	3.00%, 11/01/2046	184	184
3.00%, 07/01/2030	603	614	3.00%, 11/01/2046	1,902	1,904
3.00%, 09/01/2030	806	822	3.00%, 12/01/2046	1,641	1,643
3.00%, 11/01/2030	412	420	3.00%, 12/01/2046	1,323	1,325
3.00%, 11/01/2030	139	141	3.00%, 01/01/2047	2,146	2,148
3.00%, 11/01/2030	222	226	3.00%, 01/01/2047	29	29
3.00%, 01/01/2031	290	295	3.00%, 02/01/2047(g)	425	424
3.00%, 02/01/2031	299	304	3.00%, 03/01/2047	1,934	1,936
3.00%, 04/01/2031	376	383	3.50%, 01/01/2019	9	10
3.00%, 02/01/2032	107	109	3.50%, 04/01/2021	130	135
3.00%, 05/01/2032	177	178	3.50%, 10/01/2023	74	76
3.00%, 12/01/2032	1,000	1,019	3.50%, 10/01/2025	12	13
3.00%, 04/01/2033	295	301	3.50%, 10/01/2025	200	207
3.00%, 04/01/2033	287	293	3.50%, 10/01/2025	9	10
3.00%, 06/01/2033	181	183	3.50%, 11/01/2025	6	6
3.00%, 09/01/2033	249	253	3.50%, 11/01/2025	30	31
3.00%, 09/01/2033	250	255	3.50%, 11/01/2025	4	4
3.00%, 12/01/2034	91	93	3.50%, 11/01/2025	10	10
3.00%, 01/01/2035	61	62	3.50%, 11/01/2025	23	24
3.00%, 02/01/2035	86	87	3.50%, 11/01/2025	294	303
3.00%, 05/01/2035	733	746	3.50%, 12/01/2025	24	24
3.00%, 02/01/2036	159	162	3.50%, 12/01/2025	9	9
			3.50%, 01/01/2026	411	427

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
3.50%, 01/01/2026	$17	$18	3.50%, 12/01/2045	$1,280	$1,317
3.50%, 02/01/2026	14	14	3.50%, 12/01/2045	150	154
3.50%, 04/01/2026	40	41	3.50%, 12/01/2045	837	861
3.50%, 05/01/2026	54	56	3.50%, 01/01/2046	177	182
3.50%, 06/01/2026	6	6	3.50%, 01/01/2046	458	471
3.50%, 06/01/2026	11	11	3.50%, 03/01/2046	341	351
3.50%, 07/01/2026	24	25	3.50%, 03/01/2046	833	857
3.50%, 07/01/2026	36	37	3.50%, 03/01/2046	4,312	4,435
3.50%, 07/01/2026	6	6	3.50%, 04/01/2046	1,048	1,078
3.50%, 08/01/2026	79	82	3.50%, 05/01/2046	1,161	1,194
3.50%, 08/01/2026	22	23	3.50%, 06/01/2046	1,298	1,335
3.50%, 09/01/2026	31	32	3.50%, 08/01/2046	886	912
3.50%, 10/01/2026	18	19	3.50%, 04/01/2047	1,513	1,556
3.50%, 12/01/2026	306	318	4.00%, 05/01/2018	1	1
3.50%, 01/01/2027	34	35	4.00%, 05/01/2018	8	8
3.50%, 12/01/2028	78	80	4.00%, 10/01/2018	8	8
3.50%, 01/01/2029	226	234	4.00%, 04/01/2019	3	3
3.50%, 03/01/2029	42	43	4.00%, 10/01/2020	20	21
3.50%, 06/01/2029	273	283	4.00%, 05/01/2024	31	32
3.50%, 07/01/2029	104	107	4.00%, 05/01/2024	62	65
3.50%, 08/01/2029	65	67	4.00%, 12/01/2024	10	10
3.50%, 09/01/2029	70	73	4.00%, 01/01/2025	19	19
3.50%, 01/01/2030	37	39	4.00%, 02/01/2025	10	10
3.50%, 01/01/2032	147	153	4.00%, 03/01/2025	7	7
3.50%, 02/01/2032	93	96	4.00%, 03/01/2025	15	15
3.50%, 03/01/2032	113	118	4.00%, 04/01/2025	11	11
3.50%, 04/01/2032	107	111	4.00%, 06/01/2025	17	18
3.50%, 08/01/2032	90	94	4.00%, 06/01/2025	181	188
3.50%, 01/01/2034	100	105	4.00%, 06/01/2025	16	16
3.50%, 01/01/2035	209	218	4.00%, 06/01/2025	16	16
3.50%, 02/01/2035	189	196	4.00%, 07/01/2025	263	274
3.50%, 07/01/2035	212	221	4.00%, 07/01/2025	5	6
3.50%, 09/01/2035	484	503	4.00%, 08/01/2025	12	12
3.50%, 06/01/2037	333	345	4.00%, 08/01/2025	17	18
3.50%, 02/01/2041	37	38	4.00%, 09/01/2025	3	3
3.50%, 05/01/2041	395	407	4.00%, 10/01/2025	38	39
3.50%, 10/01/2041	40	42	4.00%, 02/01/2026	17	17
3.50%, 11/01/2041	40	42	4.00%, 05/01/2026	48	50
3.50%, 01/01/2042 (g)	21,950	22,541	4.00%, 07/01/2026	32	34
3.50%, 01/01/2042	94	97	4.00%, 12/01/2030	49	52
3.50%, 02/01/2042	37	38	4.00%, 08/01/2031	52	55
3.50%, 02/01/2042 (g)	1,550	1,587	4.00%, 10/01/2031	71	75
3.50%, 02/01/2042	552	570	4.00%, 11/01/2031	22	23
3.50%, 03/01/2042	49	51	4.00%, 12/01/2031	36	38
3.50%, 03/01/2042	14	14	4.00%, 11/01/2033	99	105
3.50%, 04/01/2042	136	140	4.00%, 01/01/2034	165	175
3.50%, 04/01/2042	101	105	4.00%, 07/01/2035	68	72
3.50%, 04/01/2042	113	116	4.00%, 03/01/2037	317	335
3.50%, 04/01/2042	32	33	4.00%, 06/01/2039	3	3
3.50%, 04/01/2042	145	149	4.00%, 07/01/2039	35	38
3.50%, 06/01/2042	92	95	4.00%, 09/01/2039	22	23
3.50%, 06/01/2042	89	92	4.00%, 12/01/2039	24	25
3.50%, 06/01/2042	337	348	4.00%, 12/01/2039	16	16
3.50%, 07/01/2042	567	585	4.00%, 01/01/2040	23	24
3.50%, 07/01/2042	475	490	4.00%, 03/01/2040	12	13
3.50%, 08/01/2042	121	125	4.00%, 09/01/2040	5	6
3.50%, 08/01/2042	549	567	4.00%, 09/01/2040	35	37
3.50%, 08/01/2042	242	250	4.00%, 10/01/2040	57	60
3.50%, 02/01/2043	573	591	4.00%, 10/01/2040	26	27
3.50%, 08/01/2043	49	50	4.00%, 12/01/2040	49	52
3.50%, 02/01/2044	670	690	4.00%, 12/01/2040	84	88
3.50%, 06/01/2044	964	994	4.00%, 12/01/2040	45	47
3.50%, 08/01/2044	612	631	4.00%, 12/01/2040	32	33
3.50%, 09/01/2044	526	541	4.00%, 12/01/2040	41	43
3.50%, 02/01/2045	581	598	4.00%, 02/01/2041	314	329
3.50%, 03/01/2045	828	851	4.00%, 02/01/2041	99	104
3.50%, 06/01/2045	913	939	4.00%, 02/01/2041	72	76
3.50%, 07/01/2045	1,570	1,615	4.00%, 04/01/2041	37	39
3.50%, 09/01/2045	890	915	4.00%, 07/01/2041	28	29
3.50%, 09/01/2045	44	45	4.00%, 08/01/2041	64	67
3.50%, 10/01/2045	993	1,022	4.00%, 08/01/2041	26	27
3.50%, 11/01/2045	1,056	1,086	4.00%, 10/01/2041	11	11
			4.00%, 10/01/2041	33	35

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
4.00%, 10/01/2041	$39	$41	4.50%, 08/01/2035	$46	$49
4.00%, 10/01/2041	87	92	4.50%, 08/01/2035	117	125
4.00%, 10/01/2041	95	100	4.50%, 08/01/2036	17	18
4.00%, 11/01/2041	177	186	4.50%, 02/01/2039	39	42
4.00%, 11/01/2041	106	112	4.50%, 02/01/2039	1	2
4.00%, 11/01/2041	60	63	4.50%, 03/01/2039	29	32
4.00%, 01/01/2042 (g)	8,675	9,071	4.50%, 04/01/2039	57	60
4.00%, 03/01/2042	100	105	4.50%, 05/01/2039	144	153
4.00%, 06/01/2042	197	207	4.50%, 05/01/2039	74	79
4.00%, 06/01/2042	156	163	4.50%, 06/01/2039	180	192
4.00%, 02/01/2043 (g)	1,400	1,461	4.50%, 06/01/2039	32	34
4.00%, 08/01/2043	874	921	4.50%, 09/01/2039	295	315
4.00%, 11/01/2043	17	18	4.50%, 10/01/2039	71	76
4.00%, 01/01/2044	195	204	4.50%, 10/01/2039	137	146
4.00%, 02/01/2044	511	540	4.50%, 11/01/2039	20	21
4.00%, 02/01/2044	70	73	4.50%, 11/01/2039	47	50
4.00%, 02/01/2044	250	262	4.50%, 11/01/2039	51	54
4.00%, 03/01/2044	152	161	4.50%, 11/01/2039	32	34
4.00%, 04/01/2044	673	704	4.50%, 12/01/2039	81	87
4.00%, 05/01/2044	177	185	4.50%, 12/01/2039	24	25
4.00%, 05/01/2044	73	76	4.50%, 02/01/2040	10	11
4.00%, 07/01/2044	550	575	4.50%, 02/01/2040	81	88
4.00%, 07/01/2044	102	107	4.50%, 02/01/2040	71	77
4.00%, 07/01/2044	424	444	4.50%, 02/01/2040	43	46
4.00%, 10/01/2044	473	495	4.50%, 04/01/2040	48	51
4.00%, 11/01/2044	822	859	4.50%, 05/01/2040	15	16
4.00%, 12/01/2044	1,049	1,097	4.50%, 05/01/2040	60	65
4.00%, 12/01/2044	17	18	4.50%, 07/01/2040	45	49
4.00%, 01/01/2045	290	304	4.50%, 07/01/2040	50	54
4.00%, 02/01/2045	475	497	4.50%, 08/01/2040	28	30
4.00%, 02/01/2045	25	26	4.50%, 08/01/2040	19	21
4.00%, 04/01/2045	19	19	4.50%, 08/01/2040	38	41
4.00%, 04/01/2045	385	403	4.50%, 08/01/2040	20	21
4.00%, 05/01/2045	188	196	4.50%, 08/01/2040	82	88
4.00%, 06/01/2045	404	423	4.50%, 09/01/2040	17	19
4.00%, 07/01/2045	394	413	4.50%, 09/01/2040	11	12
4.00%, 08/01/2045	155	162	4.50%, 09/01/2040	17	18
4.00%, 08/01/2045	89	93	4.50%, 10/01/2040	197	211
4.00%, 08/01/2045	1,457	1,524	4.50%, 02/01/2041	35	38
4.00%, 08/01/2045	157	164	4.50%, 03/01/2041	469	500
4.00%, 09/01/2045	409	427	4.50%, 03/01/2041	58	62
4.00%, 09/01/2045	20	21	4.50%, 03/01/2041	371	396
4.00%, 09/01/2045	1,691	1,768	4.50%, 03/01/2041	510	544
4.00%, 10/01/2045	1,829	1,913	4.50%, 04/01/2041	47	50
4.00%, 11/01/2045	1,054	1,102	4.50%, 04/01/2041	73	78
4.00%, 12/01/2045	470	492	4.50%, 05/01/2041	77	82
4.00%, 01/01/2046	139	146	4.50%, 05/01/2041	27	28
4.00%, 02/01/2046	21	22	4.50%, 05/01/2041	74	79
4.00%, 03/01/2047	1,573	1,645	4.50%, 06/01/2041	19	20
4.50%, 05/01/2018	3	3	4.50%, 06/01/2041	40	43
4.50%, 08/01/2018	10	10	4.50%, 06/01/2041	38	41
4.50%, 11/01/2018	3	3	4.50%, 06/01/2041	29	31
4.50%, 04/01/2019	3	3	4.50%, 07/01/2041	49	52
4.50%, 04/01/2023	7	7	4.50%, 07/01/2041	49	53
4.50%, 08/01/2023	118	126	4.50%, 08/01/2041	30	32
4.50%, 01/01/2024	7	7	4.50%, 09/01/2041	188	199
4.50%, 01/01/2024	4	4	4.50%, 10/01/2041	65	70
4.50%, 04/01/2024	63	66	4.50%, 11/01/2041	334	355
4.50%, 05/01/2024	109	116	4.50%, 03/01/2042	61	65
4.50%, 07/01/2024	7	8	4.50%, 01/01/2043(g)	200	213
4.50%, 09/01/2024	17	18	4.50%, 02/01/2043(g)	500	531
4.50%, 09/01/2024	15	16	4.50%, 09/01/2043	280	298
4.50%, 11/01/2024	99	103	4.50%, 09/01/2043	42	44
4.50%, 04/01/2025	16	17	4.50%, 10/01/2043	20	21
4.50%, 05/01/2025	9	9	4.50%, 11/01/2043	81	86
4.50%, 07/01/2025	17	18	4.50%, 11/01/2043	155	165
4.50%, 09/01/2026	105	108	4.50%, 11/01/2043	158	168
4.50%, 02/01/2030	17	18	4.50%, 11/01/2043	17	18
4.50%, 08/01/2030	12	13	4.50%, 01/01/2044	208	222
4.50%, 05/01/2031	16	17	4.50%, 01/01/2044	130	139
4.50%, 06/01/2031	107	114	4.50%, 03/01/2044	235	250
4.50%, 05/01/2034	1	1	4.50%, 03/01/2044	91	97
			4.50%, 05/01/2044	382	407

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
4.50%, 05/01/2044	$61	$65	5.00%, 10/01/2039	$46	$51
4.50%, 05/01/2044	44	47	5.00%, 01/01/2040	272	296
4.50%, 07/01/2044	98	104	5.00%, 01/01/2040	75	81
4.50%, 07/01/2044	149	159	5.00%, 03/01/2040	11	12
4.50%, 09/01/2044	146	156	5.00%, 05/01/2040	179	194
4.50%, 07/01/2045	53	56	5.00%, 07/01/2040	42	46
4.50%, 09/01/2045	114	121	5.00%, 07/01/2040	39	42
4.50%, 10/01/2045	175	186	5.00%, 08/01/2040	84	92
4.50%, 02/01/2046	769	817	5.00%, 08/01/2040	118	129
4.50%, 03/01/2047	855	909	5.00%, 08/01/2040	29	32
4.50%, 04/01/2047	238	253	5.00%, 09/01/2040	147	161
4.50%, 06/01/2047	500	531	5.00%, 02/01/2041	571	621
5.00%, 08/01/2018	1	1	5.00%, 04/01/2041	173	188
5.00%, 10/01/2018	4	4	5.00%, 04/01/2041	37	40
5.00%, 04/01/2019	2	2	5.00%, 05/01/2041	7	7
5.00%, 12/01/2019	6	6	5.00%, 06/01/2041	135	146
5.00%, 12/01/2021	8	8	5.00%, 07/01/2041	38	42
5.00%, 02/01/2022	4	4	5.00%, 09/01/2041	48	52
5.00%, 09/01/2022	5	6	5.00%, 10/01/2041	60	66
5.00%, 06/01/2023	4	4	5.00%, 10/01/2041	75	82
5.00%, 06/01/2023	102	107	5.00%, 10/01/2041	117	128
5.00%, 09/01/2023	95	102	5.00%, 11/01/2041	163	177
5.00%, 12/01/2023	49	52	5.00%, 11/01/2041	312	335
5.00%, 04/01/2024	40	42	5.50%, 01/01/2022	4	4
5.00%, 07/01/2024	5	6	5.50%, 04/01/2023	16	17
5.00%, 01/01/2025	134	144	5.50%, 01/01/2028	100	109
5.00%, 06/01/2025	6	7	5.50%, 12/01/2032	44	49
5.00%, 06/01/2026	32	32	5.50%, 03/01/2033	3	3
5.00%, 12/01/2027	37	40	5.50%, 12/01/2033	2	2
5.00%, 02/01/2030	8	8	5.50%, 01/01/2034	10	11
5.00%, 03/01/2030	5	6	5.50%, 01/01/2034	65	72
5.00%, 08/01/2033	41	45	5.50%, 02/01/2034	117	129
5.00%, 08/01/2033	5	6	5.50%, 03/01/2034	23	26
5.00%, 09/01/2033	11	12	5.50%, 10/01/2034	10	12
5.00%, 09/01/2033	7	7	5.50%, 10/01/2034	2	2
5.00%, 03/01/2034	11	12	5.50%, 02/01/2035	20	23
5.00%, 04/01/2034	104	112	5.50%, 03/01/2035	14	16
5.00%, 04/01/2034	15	17	5.50%, 05/01/2035	16	18
5.00%, 05/01/2034	32	35	5.50%, 11/01/2035	22	25
5.00%, 05/01/2035	30	33	5.50%, 04/01/2036	215	236
5.00%, 06/01/2035	168	182	5.50%, 05/01/2036	28	32
5.00%, 08/01/2035	4	5	5.50%, 05/01/2036	8	8
5.00%, 08/01/2035	10	11	5.50%, 07/01/2036	78	87
5.00%, 09/01/2035	10	11	5.50%, 07/01/2036	22	24
5.00%, 09/01/2035	27	30	5.50%, 11/01/2036	10	11
5.00%, 10/01/2035	12	13	5.50%, 12/01/2036	162	179
5.00%, 11/01/2035	49	54	5.50%, 12/01/2036	3	4
5.00%, 12/01/2035	28	31	5.50%, 12/01/2036	143	158
5.00%, 12/01/2035	43	46	5.50%, 12/01/2036	1	1
5.00%, 04/01/2036	2	2	5.50%, 01/01/2037	162	180
5.00%, 06/01/2036	5	6	5.50%, 02/01/2037	1	1
5.00%, 08/01/2036	25	27	5.50%, 02/01/2037	55	61
5.00%, 10/01/2036	114	123	5.50%, 07/01/2037	3	3
5.00%, 01/01/2037	52	56	5.50%, 07/01/2037	9	10
5.00%, 01/01/2038	268	291	5.50%, 09/01/2037	6	6
5.00%, 02/01/2038	14	15	5.50%, 11/01/2037	7	7
5.00%, 02/01/2038	138	151	5.50%, 01/01/2038	33	36
5.00%, 03/01/2038	2	2	5.50%, 01/01/2038	5	6
5.00%, 06/01/2038	5	6	5.50%, 04/01/2038	1	1
5.00%, 09/01/2038	2	2	5.50%, 04/01/2038	4	4
5.00%, 09/01/2038	9	10	5.50%, 04/01/2038	19	21
5.00%, 11/01/2038	270	292	5.50%, 05/01/2038	6	7
5.00%, 11/01/2038	17	18	5.50%, 05/01/2038	4	4
5.00%, 12/01/2038	261	284	5.50%, 06/01/2038	9	10
5.00%, 01/01/2039	279	304	5.50%, 06/01/2038	71	78
5.00%, 01/01/2039	26	28	5.50%, 06/01/2038	1	2
5.00%, 02/01/2039	15	16	5.50%, 07/01/2038	2	2
5.00%, 03/01/2039	25	27	5.50%, 07/01/2038	3	4
5.00%, 06/01/2039	6	7	5.50%, 07/01/2038	20	22
5.00%, 07/01/2039	21	23	5.50%, 07/01/2038	93	103
5.00%, 09/01/2039	56	61	5.50%, 08/01/2038	23	26
5.00%, 09/01/2039	410	447	5.50%, 09/01/2038	7	7
			5.50%, 09/01/2038	112	123

See accompanying notes.

     Schedule of Investments Bond Market Index Account December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)			Federal National Mortgage Association (FNMA) - 12.03%
5.50%, 10/01/2038	$89	$97	2.00%, 08/01/2028	$156	$153
5.50%, 10/01/2038	3	4	2.00%, 09/01/2028	195	192
5.50%, 11/01/2038	3	4	2.00%, 11/01/2028	43	42
5.50%, 11/01/2038	1	1	2.00%, 01/01/2029	19	19
5.50%, 12/01/2038	88	97	2.00%, 05/01/2029	734	722
5.50%, 01/01/2039	12	14	2.00%, 05/01/2030	364	354
5.50%, 02/01/2039	98	108	2.00%, 01/01/2032	236	230
5.50%, 03/01/2039	246	272	2.00%, 03/01/2032	307	299
5.50%, 04/01/2039	14	15	2.00%, 04/01/2032	242	236
5.50%, 04/01/2039	143	158	2.50%, 12/01/2027	13	14
5.50%, 09/01/2039	35	38	2.50%, 01/01/2028	231	232
5.50%, 12/01/2039	26	29	2.50%, 02/01/2028	57	57
5.50%, 01/01/2040	26	29	2.50%, 06/01/2028	377	378
5.50%, 02/01/2040	231	257	2.50%, 06/01/2028	16	16
5.50%, 03/01/2040	4	4	2.50%, 07/01/2028	268	269
5.50%, 06/01/2040	33	37	2.50%, 08/01/2028	129	129
5.50%, 06/01/2041	32	35	2.50%, 08/01/2028	278	279
5.50%, 06/01/2041	335	370	2.50%, 08/01/2028	286	287
6.00%, 11/01/2022	3	4	2.50%, 08/01/2028	15	16
6.00%, 02/01/2027	13	14	2.50%, 09/01/2028	311	312
6.00%, 07/01/2029	4	4	2.50%, 09/01/2028	108	108
6.00%, 07/01/2029	1	1	2.50%, 10/01/2028	372	373
6.00%, 12/01/2031	2	2	2.50%, 05/01/2029	54	54
6.00%, 01/01/2032	20	22	2.50%, 06/01/2029	511	512
6.00%, 11/01/2033	36	41	2.50%, 07/01/2029	182	182
6.00%, 06/01/2034	26	29	2.50%, 07/01/2029	274	274
6.00%, 08/01/2034	4	5	2.50%, 07/01/2029	148	149
6.00%, 05/01/2036	13	14	2.50%, 09/01/2029	52	52
6.00%, 06/01/2036	34	39	2.50%, 09/01/2029	346	346
6.00%, 11/01/2036	25	28	2.50%, 12/01/2029	67	67
6.00%, 12/01/2036	122	137	2.50%, 12/01/2029	76	76
6.00%, 02/01/2037	2	2	2.50%, 12/01/2029	263	264
6.00%, 03/01/2037	1	1	2.50%, 01/01/2030	280	281
6.00%, 05/01/2037	2	2	2.50%, 02/01/2030	134	134
6.00%, 10/01/2037	12	13	2.50%, 04/01/2030	350	350
6.00%, 11/01/2037	14	16	2.50%, 04/01/2030	18	18
6.00%, 12/01/2037	3	3	2.50%, 05/01/2030	724	726
6.00%, 12/01/2037	56	63	2.50%, 06/01/2030	127	127
6.00%, 01/01/2038	50	57	2.50%, 06/01/2030	464	464
6.00%, 01/01/2038	13	15	2.50%, 06/01/2030	78	78
6.00%, 01/01/2038	16	18	2.50%, 06/01/2030	88	89
6.00%, 01/01/2038	11	12	2.50%, 08/01/2030	874	876
6.00%, 01/01/2038	3	3	2.50%, 08/01/2030	186	185
6.00%, 01/01/2038	4	4	2.50%, 12/01/2030	947	946
6.00%, 04/01/2038	71	79	2.50%, 01/01/2031	267	267
6.00%, 05/01/2038	19	22	2.50%, 01/01/2031	349	350
6.00%, 07/01/2038	12	13	2.50%, 02/01/2031	351	351
6.00%, 07/01/2038	4	5	2.50%, 02/01/2031	354	354
6.00%, 08/01/2038	6	7	2.50%, 05/01/2031	239	238
6.00%, 09/01/2038	7	7	2.50%, 06/01/2031	375	375
6.00%, 09/01/2038	5	6	2.50%, 09/01/2031	104	103
6.00%, 12/01/2039	3	3	2.50%, 11/01/2031	1,249	1,248
6.50%, 04/01/2028	1	1	2.50%, 12/01/2031	542	541
6.50%, 05/01/2031	4	4	2.50%, 12/01/2031	625	624
6.50%, 10/01/2031	1	1	2.50%, 01/01/2032	1,171	1,170
6.50%, 05/01/2032	1	1	2.50%, 01/01/2032	518	517
6.50%, 04/01/2035	1	1	2.50%, 02/01/2032	668	667
6.50%, 09/01/2036	6	7	2.50%, 03/01/2032	296	296
6.50%, 10/01/2037	16	19	2.50%, 03/01/2032	463	462
6.50%, 11/01/2037	7	8	2.50%, 04/01/2032	423	422
6.50%, 12/01/2037	1	1	2.50%, 11/01/2032	59	59
6.50%, 02/01/2038	2	3	2.50%, 01/01/2033	59	59
6.50%, 09/01/2038	11	12	2.50%, 01/01/2033(g)	2,400	2,396
6.50%, 10/01/2038	3	4	2.50%, 07/01/2033	125	124
6.50%, 01/01/2039	5	6	2.50%, 10/01/2036	68	67
6.50%, 09/01/2039	14	15	2.50%, 10/01/2036	181	178
7.00%, 10/01/2029	1	1	2.50%, 12/01/2036	280	275
7.00%, 09/01/2031	4	4	2.50%, 01/01/2043	640	621
7.00%, 09/01/2038	4	5	2.50%, 07/01/2043	65	63
7.50%, 07/01/2029	15	18	2.50%, 08/01/2043	140	136
7.50%, 10/01/2030	2	2	2.50%, 10/01/2043	384	372
		$190,103	2.50%, 05/01/2046	98	94
			2.50%, 05/01/2046	88	85

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
2.50%, 11/01/2046	$98	$94	3.00%, 07/01/2036	$261	$265
2.50%, 12/01/2046	165	159	3.00%, 12/01/2036	532	540
3.00%, 09/01/2026	56	58	3.00%, 12/01/2036	368	373
3.00%, 11/01/2026	195	199	3.00%, 12/01/2036	732	744
3.00%, 11/01/2026	68	70	3.00%, 02/01/2037	47	48
3.00%, 01/01/2027	55	57	3.00%, 02/01/2037	305	309
3.00%, 02/01/2027	51	52	3.00%, 04/01/2037	165	168
3.00%, 02/01/2027	340	348	3.00%, 04/01/2037	189	192
3.00%, 02/01/2027 (g)	100	102	3.00%, 07/01/2037	120	122
3.00%, 04/01/2027	78	80	3.00%, 04/01/2042	260	262
3.00%, 04/01/2027	81	83	3.00%, 09/01/2042	132	133
3.00%, 04/01/2027	1,544	1,577	3.00%, 11/01/2042	921	926
3.00%, 07/01/2027	228	233	3.00%, 12/01/2042	162	163
3.00%, 08/01/2027	251	256	3.00%, 02/01/2043	598	601
3.00%, 09/01/2027	12	13	3.00%, 02/01/2043	994	999
3.00%, 10/01/2027	220	224	3.00%, 02/01/2043	585	589
3.00%, 01/01/2028 (g)	3,500	3,565	3.00%, 04/01/2043	598	601
3.00%, 08/01/2028	46	47	3.00%, 04/01/2043	494	497
3.00%, 10/01/2028	459	469	3.00%, 04/01/2043	1,337	1,344
3.00%, 11/01/2028	273	279	3.00%, 04/01/2043	793	797
3.00%, 12/01/2028	32	33	3.00%, 04/01/2043	353	355
3.00%, 12/01/2028	43	43	3.00%, 04/01/2043	595	598
3.00%, 02/01/2029	211	215	3.00%, 04/01/2043	324	326
3.00%, 03/01/2029	203	208	3.00%, 04/01/2043	466	468
3.00%, 03/01/2029	338	345	3.00%, 04/01/2043	466	469
3.00%, 04/01/2029	260	266	3.00%, 05/01/2043	357	359
3.00%, 04/01/2029	50	51	3.00%, 05/01/2043	71	72
3.00%, 05/01/2029	104	106	3.00%, 05/01/2043	442	445
3.00%, 05/01/2029	222	227	3.00%, 05/01/2043	673	677
3.00%, 05/01/2029	57	58	3.00%, 06/01/2043	586	589
3.00%, 06/01/2029	162	165	3.00%, 06/01/2043	622	625
3.00%, 07/01/2029	122	125	3.00%, 06/01/2043	1,142	1,148
3.00%, 07/01/2029	12	13	3.00%, 06/01/2043	22	23
3.00%, 08/01/2029	227	232	3.00%, 06/01/2043	31	32
3.00%, 08/01/2029	260	265	3.00%, 06/01/2043	444	446
3.00%, 08/01/2029	26	27	3.00%, 07/01/2043	126	126
3.00%, 08/01/2029	227	232	3.00%, 07/01/2043	831	836
3.00%, 10/01/2029	158	161	3.00%, 07/01/2043	203	205
3.00%, 10/01/2029	112	114	3.00%, 07/01/2043	283	284
3.00%, 10/01/2029	225	230	3.00%, 07/01/2043	338	340
3.00%, 10/01/2029	160	163	3.00%, 07/01/2043	491	493
3.00%, 11/01/2029	133	135	3.00%, 07/01/2043	41	41
3.00%, 01/01/2030	766	782	3.00%, 08/01/2043	140	141
3.00%, 01/01/2030	81	83	3.00%, 08/01/2043	84	84
3.00%, 01/01/2030	322	328	3.00%, 08/01/2043	566	569
3.00%, 01/01/2030	719	734	3.00%, 08/01/2043	670	673
3.00%, 03/01/2030	399	408	3.00%, 08/01/2043	1,027	1,032
3.00%, 06/01/2030	455	464	3.00%, 08/01/2043	213	214
3.00%, 06/01/2030	406	415	3.00%, 08/01/2043	329	331
3.00%, 08/01/2030	322	328	3.00%, 08/01/2043	250	252
3.00%, 09/01/2030	155	158	3.00%, 09/01/2043	375	377
3.00%, 09/01/2030	730	745	3.00%, 09/01/2043	846	850
3.00%, 10/01/2030	439	448	3.00%, 09/01/2043	25	25
3.00%, 11/01/2030	253	258	3.00%, 09/01/2043	17	17
3.00%, 11/01/2030	73	74	3.00%, 09/01/2043	17	18
3.00%, 02/01/2031	198	202	3.00%, 10/01/2043	226	227
3.00%, 09/01/2031	93	95	3.00%, 10/01/2043	1,085	1,091
3.00%, 04/01/2032	47	48	3.00%, 11/01/2043	126	126
3.00%, 05/01/2032	235	241	3.00%, 11/01/2043	208	209
3.00%, 08/01/2032	370	379	3.00%, 11/01/2043	120	121
3.00%, 10/01/2032	402	411	3.00%, 11/01/2043	317	319
3.00%, 08/01/2033	950	971	3.00%, 12/01/2043	21	21
3.00%, 12/01/2033	441	452	3.00%, 01/01/2044	149	149
3.00%, 05/01/2034	207	212	3.00%, 01/01/2045	810	812
3.00%, 10/01/2034	100	102	3.00%, 01/01/2045	28	28
3.00%, 11/01/2034	266	272	3.00%, 05/01/2045	1,006	1,008
3.00%, 02/01/2035	292	298	3.00%, 06/01/2045	28	28
3.00%, 02/01/2035	236	242	3.00%, 06/01/2045	75	75
3.00%, 03/01/2035	127	129	3.00%, 09/01/2045	190	190
3.00%, 04/01/2035	132	135	3.00%, 09/01/2045	188	188
3.00%, 06/01/2035	292	297	3.00%, 10/01/2045	641	642
3.00%, 07/01/2035	109	111	3.00%, 11/01/2045	372	372
3.00%, 11/01/2035	169	172

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
3.00%, 11/01/2045	$161	$161		3.50%, 07/01/2026	$9	$10
3.00%, 12/01/2045	839	839		3.50%, 08/01/2026	66	68
3.00%, 12/01/2045	108	109		3.50%, 08/01/2026	6	6
3.00%, 12/01/2045	58	58		3.50%, 09/01/2026	273	281
3.00%, 12/01/2045	61	61		3.50%, 10/01/2026	19	20
3.00%, 01/01/2046	26	26		3.50%, 12/01/2026	321	332
3.00%, 01/01/2046	553	554		3.50%, 12/01/2026	78	81
3.00%, 01/01/2046 (g)	5,025	5,025		3.50%, 01/01/2027	97	101
3.00%, 02/01/2046	33	33		3.50%, 01/01/2027	55	57
3.00%, 02/01/2046	1,012	1,012		3.50%, 02/01/2027	197	204
3.00%, 02/01/2046	323	323		3.50%, 11/01/2028	288	297
3.00%, 02/01/2046	591	592		3.50%, 12/01/2028	159	164
3.00%, 03/01/2046	83	83		3.50%, 12/01/2028	14	15
3.00%, 04/01/2046	967	967		3.50%, 01/01/2029	151	156
3.00%, 04/01/2046	147	147		3.50%, 03/01/2029	261	270
3.00%, 05/01/2046	544	544		3.50%, 03/01/2029	16	17
3.00%, 05/01/2046	94	94		3.50%, 12/01/2029	132	136
3.00%, 05/01/2046	382	382		3.50%, 12/01/2029	67	69
3.00%, 05/01/2046	143	143		3.50%, 04/01/2030	138	143
3.00%, 06/01/2046	197	198		3.50%, 11/01/2030	36	38
3.00%, 07/01/2046	1,006	1,007		3.50%, 01/01/2031(g)	300	310
3.00%, 08/01/2046	991	992		3.50%, 01/01/2031	11	12
3.00%, 08/01/2046	298	298		3.50%, 04/01/2031	23	23
3.00%, 09/01/2046	316	316		3.50%, 02/01/2032	175	181
3.00%, 09/01/2046	1,282	1,283		3.50%, 04/01/2032	97	101
3.00%, 09/01/2046	478	478		3.50%, 05/01/2032	213	221
3.00%, 09/01/2046	1,278	1,279		3.50%, 06/01/2032	375	390
3.00%, 10/01/2046	218	218		3.50%, 07/01/2032	133	139
3.00%, 10/01/2046	1,787	1,788		3.50%, 09/01/2032	208	217
3.00%, 11/01/2046	941	941		3.50%, 09/01/2033	101	105
3.00%, 11/01/2046	1,285	1,285		3.50%, 10/01/2033	209	218
3.00%, 11/01/2046	25	25		3.50%, 11/01/2033	213	221
3.00%, 11/01/2046	148	148		3.50%, 01/01/2034	152	158
3.00%, 11/01/2046	1,317	1,318		3.50%, 06/01/2034	272	283
3.00%, 11/01/2046	249	249		3.50%, 08/01/2034	72	75
3.00%, 11/01/2046	1,013	1,014		3.50%, 11/01/2034	170	176
3.00%, 11/01/2046	928	928		3.50%, 12/01/2035	395	411
3.00%, 12/01/2046	41	41		3.50%, 07/01/2036	416	431
3.00%, 12/01/2046	1,233	1,234		3.50%, 02/01/2037	276	286
3.00%, 12/01/2046	2,633	2,635		3.50%, 03/01/2037	345	358
3.00%, 12/01/2046	1,323	1,323		3.50%, 07/01/2037	168	174
3.00%, 01/01/2047	1,420	1,420		3.50%, 10/01/2040	9	10
3.00%, 01/01/2047	26	26		3.50%, 11/01/2040	39	40
3.00%, 01/01/2047	448	449		3.50%, 12/01/2040	44	46
3.00%, 02/01/2047	243	244		3.50%, 01/01/2041	29	30
3.00%, 02/01/2047 (g)	275	275		3.50%, 02/01/2041	17	18
3.00%, 02/01/2047	1,428	1,429		3.50%, 02/01/2041	20	21
3.00%, 02/01/2047	1,122	1,123		3.50%, 03/01/2041	72	75
3.00%, 04/01/2047	327	327		3.50%, 03/01/2041	100	103
3.00%, 05/01/2047	492	492		3.50%, 10/01/2041	180	185
3.50%, 01/01/2020	81	84		3.50%, 12/01/2041	528	545
3.50%, 04/01/2022	120	123		3.50%, 12/01/2041	569	588
3.50%, 03/01/2023	67	69		3.50%, 12/01/2041	186	192
3.50%, 08/01/2025	18	18		3.50%, 01/01/2042	98	102
3.50%, 10/01/2025	386	399		3.50%, 01/01/2042	105	108
3.50%, 10/01/2025	289	299		3.50%, 01/01/2042	189	196
3.50%, 10/01/2025	13	13		3.50%, 02/01/2042	21	22
3.50%, 11/01/2025	196	203		3.50%, 02/01/2042	46	47
3.50%, 11/01/2025	16	16		3.50%, 03/01/2042	203	209
3.50%, 11/01/2025	449	468		3.50%, 03/01/2042	110	114
3.50%, 12/01/2025	91	94		3.50%, 03/01/2042	129	134
3.50%, 12/01/2025	30	31		3.50%, 03/01/2042	61	63
3.50%, 12/01/2025	16	16		3.50%, 03/01/2042	48	50
3.50%, 01/01/2026	459	474		3.50%, 03/01/2042	406	419
3.50%, 01/01/2026	20	21		3.50%, 04/01/2042	80	82
3.50%, 01/01/2026	55	56		3.50%, 04/01/2042	120	124
3.50%, 02/01/2026	145	150		3.50%, 04/01/2042	93	96
3.50%, 03/01/2026	6	6		3.50%, 04/01/2042	87	90
3.50%, 03/01/2026	142	147		3.50%, 05/01/2042	940	970
3.50%, 03/01/2026	407	420		3.50%, 05/01/2042	134	139
3.50%, 05/01/2026	9	9		3.50%, 07/01/2042	135	140
3.50%, 06/01/2026	49	50		3.50%, 07/01/2042	245	252
3.50%, 06/01/2026	35	37

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
3.50%, 08/01/2042	$175	$180		4.00%, 09/01/2018	$4	$4
3.50%, 09/01/2042	138	142		4.00%, 09/01/2018	6	6
3.50%, 09/01/2042	55	57		4.00%, 09/01/2018	12	13
3.50%, 10/01/2042	20	20		4.00%, 05/01/2019	29	29
3.50%, 10/01/2042	996	1,028		4.00%, 07/01/2019	2	2
3.50%, 10/01/2042	462	477		4.00%, 03/01/2024	54	57
3.50%, 01/01/2043 (g)	29,675	30,468		4.00%, 05/01/2024	13	14
3.50%, 02/01/2043 (g)	2,200	2,255		4.00%, 05/01/2024	11	11
3.50%, 04/01/2043	129	133		4.00%, 06/01/2024	20	21
3.50%, 04/01/2043	247	254		4.00%, 07/01/2024	20	21
3.50%, 05/01/2043	312	321		4.00%, 09/01/2024	9	10
3.50%, 05/01/2043	783	808		4.00%, 10/01/2024	76	79
3.50%, 05/01/2043	619	639		4.00%, 11/01/2024	5	5
3.50%, 06/01/2043	642	663		4.00%, 01/01/2025	18	18
3.50%, 06/01/2043	366	377		4.00%, 03/01/2025	18	19
3.50%, 07/01/2043	1,005	1,036		4.00%, 04/01/2025	95	98
3.50%, 07/01/2043	350	361		4.00%, 04/01/2025	6	6
3.50%, 08/01/2043	792	816		4.00%, 05/01/2025	24	25
3.50%, 08/01/2043	185	191		4.00%, 05/01/2025	5	5
3.50%, 09/01/2043	235	242		4.00%, 05/01/2025	16	16
3.50%, 09/01/2043	635	654		4.00%, 05/01/2025	16	16
3.50%, 12/01/2043	225	231		4.00%, 05/01/2025	3	3
3.50%, 01/01/2044	53	55		4.00%, 06/01/2025	17	18
3.50%, 02/01/2044	254	261		4.00%, 06/01/2025	5	6
3.50%, 02/01/2044	495	509		4.00%, 07/01/2025	27	28
3.50%, 04/01/2044	53	54		4.00%, 08/01/2025	15	15
3.50%, 07/01/2044	1,459	1,506		4.00%, 09/01/2025	18	19
3.50%, 10/01/2044	34	35		4.00%, 11/01/2025	25	26
3.50%, 10/01/2044	71	73		4.00%, 12/01/2025	32	33
3.50%, 10/01/2044	293	301		4.00%, 01/01/2026	54	56
3.50%, 10/01/2044	780	801		4.00%, 01/01/2026	50	51
3.50%, 11/01/2044	786	808		4.00%, 01/01/2026	20	21
3.50%, 12/01/2044	142	146		4.00%, 03/01/2026	75	79
3.50%, 12/01/2044	746	767		4.00%, 03/01/2026	3	3
3.50%, 12/01/2044	688	706		4.00%, 03/01/2026	40	42
3.50%, 01/01/2045	887	911		4.00%, 05/01/2026	17	18
3.50%, 02/01/2045	114	117		4.00%, 06/01/2026	22	23
3.50%, 04/01/2045	905	930		4.00%, 07/01/2026	21	22
3.50%, 05/01/2045	38	39		4.00%, 08/01/2026	88	92
3.50%, 05/01/2045	294	302		4.00%, 09/01/2026	47	49
3.50%, 07/01/2045	753	774		4.00%, 04/01/2029	6	6
3.50%, 07/01/2045	155	159		4.00%, 10/01/2030	18	19
3.50%, 08/01/2045	896	920		4.00%, 12/01/2030	152	160
3.50%, 08/01/2045	943	968		4.00%, 02/01/2031	51	54
3.50%, 09/01/2045	483	496		4.00%, 07/01/2031	33	35
3.50%, 09/01/2045	968	995		4.00%, 10/01/2031	130	137
3.50%, 09/01/2045	880	904		4.00%, 11/01/2031	31	33
3.50%, 10/01/2045	23	24		4.00%, 12/01/2031	25	27
3.50%, 11/01/2045	391	401		4.00%, 01/01/2032	38	41
3.50%, 11/01/2045	22	23		4.00%, 09/01/2033	283	299
3.50%, 11/01/2045	753	774		4.00%, 01/01/2036	281	297
3.50%, 11/01/2045	932	957		4.00%, 02/01/2036	182	192
3.50%, 12/01/2045	843	866		4.00%, 06/01/2036	161	170
3.50%, 12/01/2045	1,355	1,392		4.00%, 01/01/2037	217	229
3.50%, 12/01/2045	761	781		4.00%, 03/01/2039	8	9
3.50%, 01/01/2046	1,110	1,140		4.00%, 08/01/2039	6	6
3.50%, 02/01/2046	343	353		4.00%, 08/01/2039	31	33
3.50%, 02/01/2046	97	99		4.00%, 10/01/2039	12	13
3.50%, 02/01/2046	697	716		4.00%, 10/01/2039	295	309
3.50%, 03/01/2046	1,033	1,061		4.00%, 11/01/2039	41	43
3.50%, 03/01/2046	998	1,025		4.00%, 12/01/2039	11	11
3.50%, 03/01/2046	776	797		4.00%, 02/01/2040	33	35
3.50%, 03/01/2046	729	749		4.00%, 05/01/2040	29	30
3.50%, 04/01/2046	67	68		4.00%, 05/01/2040	6	6
3.50%, 05/01/2046	1,229	1,263		4.00%, 08/01/2040	23	24
3.50%, 06/01/2046	1,244	1,278		4.00%, 10/01/2040	39	41
3.50%, 06/01/2046	194	200		4.00%, 10/01/2040	19	20
3.50%, 07/01/2046	907	932		4.00%, 10/01/2040	66	70
3.50%, 09/01/2046	862	886		4.00%, 10/01/2040	42	44
3.50%, 11/01/2046	1,270	1,305		4.00%, 10/01/2040	22	23
3.50%, 12/01/2046	1,019	1,047		4.00%, 10/01/2040	13	14
3.50%, 02/01/2047	1,496	1,536		4.00%, 10/01/2040	11	12
4.00%, 08/01/2018	33	34

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
4.00%, 11/01/2040	$16	$17		4.00%, 02/01/2045	$302	$316
4.00%, 12/01/2040	73	77		4.00%, 02/01/2045	628	657
4.00%, 12/01/2040	53	56		4.00%, 02/01/2045	238	249
4.00%, 12/01/2040	70	73		4.00%, 03/01/2045	24	25
4.00%, 12/01/2040	15	16		4.00%, 07/01/2045	392	410
4.00%, 12/01/2040	43	45		4.00%, 07/01/2045	36	38
4.00%, 01/01/2041	82	86		4.00%, 07/01/2045	519	543
4.00%, 01/01/2041	484	508		4.00%, 08/01/2045	14	14
4.00%, 01/01/2041	54	57		4.00%, 08/01/2045	63	66
4.00%, 01/01/2041	34	36		4.00%, 09/01/2045	638	667
4.00%, 02/01/2041	139	146		4.00%, 10/01/2045	640	670
4.00%, 02/01/2041	390	410		4.00%, 10/01/2045	168	176
4.00%, 02/01/2041	75	79		4.00%, 11/01/2045	786	822
4.00%, 02/01/2041	54	56		4.00%, 11/01/2045	313	327
4.00%, 02/01/2041	81	85		4.00%, 11/01/2045	21	22
4.00%, 02/01/2041	44	46		4.00%, 11/01/2045	133	139
4.00%, 03/01/2041	78	82		4.00%, 12/01/2045	190	199
4.00%, 03/01/2041	49	52		4.00%, 12/01/2045	317	332
4.00%, 03/01/2041	372	391		4.00%, 01/01/2046	587	614
4.00%, 04/01/2041	7	7		4.00%, 02/01/2046	147	154
4.00%, 09/01/2041	21	22		4.00%, 02/01/2046	174	182
4.00%, 09/01/2041	189	198		4.00%, 02/01/2046	702	734
4.00%, 09/01/2041	120	126		4.00%, 03/01/2046	149	156
4.00%, 10/01/2041	12	12		4.00%, 03/01/2046	329	344
4.00%, 10/01/2041	65	68		4.00%, 03/01/2046	296	310
4.00%, 10/01/2041	146	153		4.00%, 03/01/2046	276	289
4.00%, 11/01/2041	24	26		4.00%, 04/01/2046	43	45
4.00%, 11/01/2041	9	10		4.00%, 04/01/2046	595	622
4.00%, 11/01/2041	76	80		4.00%, 07/01/2046	1,010	1,056
4.00%, 11/01/2041	117	123		4.00%, 08/01/2046	34	36
4.00%, 11/01/2041	54	57		4.00%, 01/01/2047(g)	25,400	26,562
4.00%, 12/01/2041	72	76		4.00%, 02/01/2047(g)	650	678
4.00%, 12/01/2041	107	113		4.00%, 04/01/2047	579	606
4.00%, 12/01/2041	71	75		4.00%, 06/01/2047	1,480	1,548
4.00%, 12/01/2041	190	200		4.00%, 01/01/2031(g)	1,400	1,440
4.00%, 12/01/2041	69	72		4.50%, 05/01/2018	17	17
4.00%, 01/01/2042	24	25		4.50%, 08/01/2018	18	18
4.00%, 01/01/2042	73	77		4.50%, 09/01/2018	40	40
4.00%, 01/01/2042	88	93		4.50%, 12/01/2018	30	30
4.00%, 02/01/2042	53	56		4.50%, 03/01/2019	19	20
4.00%, 05/01/2042	516	541		4.50%, 05/01/2019	8	8
4.00%, 02/01/2043	115	121		4.50%, 01/01/2020	34	35
4.00%, 02/01/2043	192	201		4.50%, 09/01/2020	2	2
4.00%, 08/01/2043	122	127		4.50%, 05/01/2022	6	7
4.00%, 09/01/2043	99	104		4.50%, 02/01/2024	3	3
4.00%, 09/01/2043	24	26		4.50%, 04/01/2024	1	1
4.00%, 12/01/2043	194	203		4.50%, 04/01/2024	1	1
4.00%, 01/01/2044	552	583		4.50%, 11/01/2024	8	9
4.00%, 02/01/2044	44	46		4.50%, 12/01/2024	21	23
4.00%, 04/01/2044	629	658		4.50%, 12/01/2024	12	13
4.00%, 06/01/2044	537	566		4.50%, 02/01/2025	25	25
4.00%, 06/01/2044	92	96		4.50%, 02/01/2025	32	33
4.00%, 06/01/2044	345	361		4.50%, 04/01/2025	3	3
4.00%, 07/01/2044	662	693		4.50%, 05/01/2025	23	24
4.00%, 07/01/2044	485	508		4.50%, 04/01/2026	33	35
4.00%, 09/01/2044	247	259		4.50%, 07/01/2029	3	3
4.00%, 10/01/2044	135	141		4.50%, 02/01/2030	15	16
4.00%, 10/01/2044	946	991		4.50%, 04/01/2030	6	6
4.00%, 10/01/2044	277	290		4.50%, 08/01/2030	108	115
4.00%, 10/01/2044	358	374		4.50%, 09/01/2030	88	94
4.00%, 10/01/2044	346	362		4.50%, 01/01/2031	18	20
4.00%, 11/01/2044	356	374		4.50%, 04/01/2031	10	11
4.00%, 11/01/2044	127	133		4.50%, 05/01/2031	16	17
4.00%, 11/01/2044	91	96		4.50%, 07/01/2031	66	71
4.00%, 12/01/2044	82	86		4.50%, 08/01/2031	36	38
4.00%, 12/01/2044	107	112		4.50%, 08/01/2033	19	20
4.00%, 12/01/2044	429	449		4.50%, 08/01/2033	1	1
4.00%, 12/01/2044	84	88		4.50%, 11/01/2033	45	48
4.00%, 12/01/2044	453	474		4.50%, 02/01/2035	139	149
4.00%, 01/01/2045	228	239		4.50%, 12/01/2035	113	120
4.00%, 01/01/2045	37	39		4.50%, 01/01/2036	2	2
4.00%, 01/01/2045	13	14		4.50%, 03/01/2036	6	6
4.00%, 01/01/2045	47	49

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.50%, 04/01/2038	$27	$29	4.50%, 12/01/2041	$68	$73
4.50%, 06/01/2038	25	26	4.50%, 01/01/2042(g)	975	1,037
4.50%, 01/01/2039	4	5	4.50%, 04/01/2042	26	27
4.50%, 02/01/2039	13	14	4.50%, 09/01/2042	117	125
4.50%, 04/01/2039	46	50	4.50%, 09/01/2043	389	419
4.50%, 04/01/2039	59	64	4.50%, 09/01/2043	419	446
4.50%, 04/01/2039	9	10	4.50%, 09/01/2043	172	183
4.50%, 06/01/2039	75	81	4.50%, 10/01/2043	428	456
4.50%, 06/01/2039	13	14	4.50%, 11/01/2043	15	16
4.50%, 06/01/2039	44	47	4.50%, 12/01/2043	21	22
4.50%, 06/01/2039	23	24	4.50%, 12/01/2043	159	169
4.50%, 07/01/2039	57	61	4.50%, 01/01/2044	654	698
4.50%, 07/01/2039	26	28	4.50%, 01/01/2044	734	781
4.50%, 07/01/2039	39	42	4.50%, 02/01/2044	370	394
4.50%, 08/01/2039	30	32	4.50%, 03/01/2044	321	342
4.50%, 09/01/2039	25	27	4.50%, 03/01/2044	196	209
4.50%, 10/01/2039	75	80	4.50%, 04/01/2044	44	47
4.50%, 10/01/2039	18	20	4.50%, 04/01/2044	119	126
4.50%, 10/01/2039	44	47	4.50%, 05/01/2044	252	268
4.50%, 12/01/2039	95	103	4.50%, 05/01/2044	175	186
4.50%, 12/01/2039	16	17	4.50%, 05/01/2044	255	272
4.50%, 12/01/2039	61	66	4.50%, 05/01/2044	101	107
4.50%, 12/01/2039	43	47	4.50%, 05/01/2044	837	892
4.50%, 12/01/2039	18	19	4.50%, 06/01/2044	258	274
4.50%, 01/01/2040	104	111	4.50%, 06/01/2044	434	462
4.50%, 01/01/2040	79	86	4.50%, 06/01/2044	511	546
4.50%, 02/01/2040	33	36	4.50%, 06/01/2044	337	359
4.50%, 02/01/2040	56	60	4.50%, 06/01/2044	218	232
4.50%, 03/01/2040	36	39	4.50%, 07/01/2044	478	510
4.50%, 04/01/2040	50	53	4.50%, 07/01/2044	6	7
4.50%, 05/01/2040	33	36	4.50%, 07/01/2044	277	296
4.50%, 05/01/2040	135	146	4.50%, 08/01/2044	34	37
4.50%, 05/01/2040	35	38	4.50%, 08/01/2044	115	122
4.50%, 05/01/2040	84	90	4.50%, 08/01/2044	372	396
4.50%, 06/01/2040	23	24	4.50%, 08/01/2044	47	50
4.50%, 07/01/2040	30	33	4.50%, 08/01/2044	321	342
4.50%, 07/01/2040	1	1	4.50%, 10/01/2044	24	26
4.50%, 08/01/2040	136	146	4.50%, 12/01/2044	371	396
4.50%, 08/01/2040	44	47	4.50%, 03/01/2046	80	85
4.50%, 08/01/2040	72	77	4.50%, 04/01/2046	499	531
4.50%, 08/01/2040	244	262	4.50%, 07/01/2046	31	33
4.50%, 09/01/2040	21	22	4.50%, 08/01/2046	37	39
4.50%, 09/01/2040	16	17	4.50%, 08/01/2046	328	349
4.50%, 09/01/2040	27	29	4.50%, 01/01/2047	250	266
4.50%, 10/01/2040	103	111	4.50%, 01/01/2047	118	126
4.50%, 12/01/2040	19	20	4.50%, 01/01/2047	187	200
4.50%, 12/01/2040	307	329	4.50%, 02/01/2047	222	236
4.50%, 03/01/2041	146	156	4.50%, 02/01/2047	417	444
4.50%, 03/01/2041	43	47	4.50%, 03/01/2047	338	360
4.50%, 03/01/2041	42	45	5.00%, 03/01/2018	10	10
4.50%, 03/01/2041	29	31	5.00%, 06/01/2019	5	5
4.50%, 04/01/2041	36	38	5.00%, 07/01/2019	5	5
4.50%, 04/01/2041	6	6	5.00%, 11/01/2020	66	68
4.50%, 05/01/2041	86	92	5.00%, 11/01/2021	2	2
4.50%, 05/01/2041	48	52	5.00%, 02/01/2023	10	10
4.50%, 05/01/2041	129	138	5.00%, 07/01/2023	1	1
4.50%, 06/01/2041	27	29	5.00%, 09/01/2023	51	53
4.50%, 06/01/2041	40	43	5.00%, 12/01/2023	4	4
4.50%, 06/01/2041	85	91	5.00%, 12/01/2023	7	7
4.50%, 06/01/2041	165	176	5.00%, 01/01/2024	6	6
4.50%, 06/01/2041	106	114	5.00%, 01/01/2024	26	26
4.50%, 07/01/2041	55	59	5.00%, 02/01/2024	68	71
4.50%, 07/01/2041	35	38	5.00%, 07/01/2024	7	7
4.50%, 07/01/2041	45	49	5.00%, 12/01/2024	33	34
4.50%, 08/01/2041	52	56	5.00%, 03/01/2028	141	152
4.50%, 09/01/2041	268	286	5.00%, 04/01/2029	12	13
4.50%, 09/01/2041	66	70	5.00%, 09/01/2029	142	152
4.50%, 09/01/2041	55	59	5.00%, 03/01/2030	21	22
4.50%, 10/01/2041	56	60	5.00%, 08/01/2030	24	25
4.50%, 11/01/2041	55	59	5.00%, 05/01/2033	9	10
4.50%, 11/01/2041	65	70	5.00%, 05/01/2033	14	15
4.50%, 11/01/2041	59	63	5.00%, 07/01/2033	63	68
4.50%, 11/01/2041	74	79

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
5.00%, 08/01/2033	$3	$3	5.00%, 11/01/2043	$414	$445
5.00%, 09/01/2033	30	32	5.00%, 12/01/2043	368	397
5.00%, 09/01/2033	36	39	5.00%, 01/01/2044	112	120
5.00%, 11/01/2033	38	42	5.00%, 01/01/2044	88	95
5.00%, 02/01/2034	5	5	5.00%, 03/01/2044	192	206
5.00%, 03/01/2034	6	7	5.00%, 03/01/2044	354	381
5.00%, 05/01/2034	53	58	5.00%, 05/01/2044	200	215
5.00%, 02/01/2035	44	48	5.00%, 07/01/2044	210	226
5.00%, 03/01/2035	6	7	5.00%, 08/01/2044	130	140
5.00%, 04/01/2035	7	7	5.00%, 11/01/2044	359	386
5.00%, 06/01/2035	85	93	5.50%, 12/01/2018	1	1
5.00%, 07/01/2035	180	196	5.50%, 08/01/2019	8	8
5.00%, 07/01/2035	39	43	5.50%, 12/01/2019	1	1
5.00%, 07/01/2035	4	4	5.50%, 01/01/2021	1	1
5.00%, 07/01/2035	112	121	5.50%, 05/01/2021	4	4
5.00%, 07/01/2035	10	11	5.50%, 10/01/2021	1	1
5.00%, 09/01/2035	6	6	5.50%, 11/01/2022	8	8
5.00%, 10/01/2035	19	21	5.50%, 11/01/2022	4	4
5.00%, 01/01/2036	35	38	5.50%, 02/01/2023	7	7
5.00%, 03/01/2036	22	24	5.50%, 03/01/2023	6	6
5.00%, 03/01/2036	35	38	5.50%, 04/01/2023	9	9
5.00%, 04/01/2036	1	2	5.50%, 07/01/2023	7	8
5.00%, 05/01/2036	1	1	5.50%, 09/01/2023	7	7
5.00%, 06/01/2036	68	74	5.50%, 12/01/2023	4	4
5.00%, 07/01/2036	48	52	5.50%, 05/01/2025	3	4
5.00%, 04/01/2037	445	480	5.50%, 06/01/2028	7	7
5.00%, 07/01/2037	14	15	5.50%, 09/01/2028	2	2
5.00%, 02/01/2038	90	98	5.50%, 01/01/2029	5	5
5.00%, 04/01/2038	37	40	5.50%, 12/01/2029	26	28
5.00%, 05/01/2038	1	1	5.50%, 06/01/2033	10	11
5.00%, 06/01/2038	4	4	5.50%, 10/01/2033	193	214
5.00%, 12/01/2038	9	10	5.50%, 04/01/2034	35	38
5.00%, 01/01/2039	404	437	5.50%, 04/01/2034	49	54
5.00%, 01/01/2039	29	32	5.50%, 04/01/2034	25	28
5.00%, 02/01/2039	40	43	5.50%, 05/01/2034	31	34
5.00%, 03/01/2039	1	2	5.50%, 06/01/2034	3	3
5.00%, 03/01/2039	19	20	5.50%, 11/01/2034	27	30
5.00%, 04/01/2039	30	33	5.50%, 01/01/2035	7	8
5.00%, 04/01/2039	15	16	5.50%, 01/01/2035	27	30
5.00%, 04/01/2039	40	43	5.50%, 03/01/2035	11	12
5.00%, 06/01/2039	87	94	5.50%, 04/01/2035	15	17
5.00%, 07/01/2039	180	194	5.50%, 04/01/2035	1	1
5.00%, 07/01/2039	166	179	5.50%, 08/01/2035	4	5
5.00%, 07/01/2039	44	48	5.50%, 09/01/2035	2	2
5.00%, 10/01/2039	34	38	5.50%, 10/01/2035	5	5
5.00%, 12/01/2039	30	33	5.50%, 10/01/2035	3	3
5.00%, 12/01/2039	75	81	5.50%, 11/01/2035	209	230
5.00%, 01/01/2040	65	71	5.50%, 12/01/2035	9	10
5.00%, 02/01/2040	90	99	5.50%, 01/01/2036	3	3
5.00%, 05/01/2040	19	21	5.50%, 02/01/2036	19	21
5.00%, 05/01/2040	124	133	5.50%, 04/01/2036	32	35
5.00%, 06/01/2040	45	49	5.50%, 04/01/2036	1	1
5.00%, 06/01/2040	57	62	5.50%, 05/01/2036	131	146
5.00%, 06/01/2040	8	9	5.50%, 07/01/2036	16	17
5.00%, 08/01/2040	26	28	5.50%, 08/01/2036	44	48
5.00%, 08/01/2040	19	20	5.50%, 09/01/2036	45	49
5.00%, 08/01/2040	87	94	5.50%, 09/01/2036	19	21
5.00%, 09/01/2040	8	9	5.50%, 10/01/2036	40	44
5.00%, 09/01/2040	80	87	5.50%, 11/01/2036	14	16
5.00%, 11/01/2040	32	34	5.50%, 11/01/2036	6	6
5.00%, 02/01/2041	250	269	5.50%, 11/01/2036	10	11
5.00%, 02/01/2041	372	402	5.50%, 12/01/2036	132	145
5.00%, 04/01/2041	24	25	5.50%, 01/01/2037	14	16
5.00%, 05/01/2041	34	36	5.50%, 02/01/2037	31	35
5.00%, 05/01/2041	35	38	5.50%, 03/01/2037	179	196
5.00%, 05/01/2041	35	38	5.50%, 03/01/2037	95	105
5.00%, 05/01/2041	15	16	5.50%, 05/01/2037	125	138
5.00%, 07/01/2041	8	8	5.50%, 05/01/2037	13	14
5.00%, 07/01/2041	307	332	5.50%, 05/01/2037	1	1
5.00%, 09/01/2041	919	993	5.50%, 05/01/2037	415	460
5.00%, 05/01/2042	502	541	5.50%, 06/01/2037	36	39
5.00%, 09/01/2043	424	456	5.50%, 07/01/2037	4	4
5.00%, 10/01/2043	128	137

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
5.50%, 07/01/2037	$1	$2	6.00%, 12/01/2037	$8	$9
5.50%, 08/01/2037	152	169	6.00%, 01/01/2038	147	166
5.50%, 08/01/2037	197	218	6.00%, 01/01/2038	10	11
5.50%, 08/01/2037	153	170	6.00%, 01/01/2038	5	6
5.50%, 01/01/2038	5	6	6.00%, 02/01/2038	5	5
5.50%, 01/01/2038	7	7	6.00%, 03/01/2038	8	9
5.50%, 02/01/2038	16	17	6.00%, 03/01/2038	53	60
5.50%, 02/01/2038	16	18	6.00%, 05/01/2038	5	6
5.50%, 02/01/2038	41	45	6.00%, 05/01/2038	7	7
5.50%, 03/01/2038	11	12	6.00%, 08/01/2038	9	10
5.50%, 03/01/2038	20	23	6.00%, 09/01/2038	41	46
5.50%, 03/01/2038	59	65	6.00%, 10/01/2038	23	25
5.50%, 03/01/2038	10	11	6.00%, 11/01/2038	36	41
5.50%, 05/01/2038	310	341	6.00%, 12/01/2038	5	5
5.50%, 05/01/2038	18	20	6.00%, 10/01/2039	11	13
5.50%, 05/01/2038	5	6	6.00%, 10/01/2039	12	13
5.50%, 06/01/2038	156	172	6.00%, 04/01/2040	26	30
5.50%, 06/01/2038	14	15	6.00%, 09/01/2040	8	9
5.50%, 06/01/2038	134	148	6.00%, 10/01/2040	13	15
5.50%, 06/01/2038	2	2	6.00%, 10/01/2040	30	34
5.50%, 06/01/2038	1	1	6.00%, 05/01/2041	271	305
5.50%, 07/01/2038	8	9	6.50%, 12/01/2031	1	1
5.50%, 07/01/2038	11	13	6.50%, 03/01/2032	1	1
5.50%, 08/01/2038	163	179	6.50%, 07/01/2032	6	6
5.50%, 11/01/2038	6	7	6.50%, 11/01/2033	8	9
5.50%, 11/01/2038	156	172	6.50%, 08/01/2034	16	19
5.50%, 11/01/2038	8	9	6.50%, 09/01/2034	13	14
5.50%, 11/01/2038	5	6	6.50%, 10/01/2034	5	5
5.50%, 11/01/2038	68	74	6.50%, 07/01/2037	6	6
5.50%, 11/01/2038	4	5	6.50%, 07/01/2037	11	12
5.50%, 12/01/2038	10	11	6.50%, 08/01/2037	3	3
5.50%, 12/01/2038	13	14	6.50%, 10/01/2037	34	39
5.50%, 12/01/2038	12	13	6.50%, 01/01/2038	149	169
5.50%, 01/01/2039	13	14	6.50%, 01/01/2038	4	4
5.50%, 04/01/2039	4	5	6.50%, 02/01/2038	6	7
5.50%, 06/01/2039	161	178	6.50%, 02/01/2038	8	10
5.50%, 07/01/2039	37	41	6.50%, 03/01/2038	3	3
5.50%, 09/01/2039	26	28	6.50%, 03/01/2038	31	34
5.50%, 10/01/2039	9	10	6.50%, 05/01/2038	95	109
5.50%, 12/01/2039	18	19	6.50%, 05/01/2038	9	11
5.50%, 12/01/2039	48	54	6.50%, 09/01/2038	5	5
5.50%, 05/01/2040	88	98	6.50%, 10/01/2039	9	10
5.50%, 06/01/2040	6	7	7.00%, 12/01/2037	13	14
5.50%, 07/01/2040	26	29	7.00%, 12/01/2037	7	8
5.50%, 07/01/2041	128	141	7.50%, 05/01/2031	10	11
5.50%, 09/01/2041	37	41			$294,625
5.50%, 09/01/2041	52	57	Government National Mortgage Association (GNMA) - 8.14%
6.00%, 05/01/2024	1	1	2.50%, 08/20/2027	80	81
6.00%, 12/01/2032	16	18	2.50%, 09/20/2027	167	168
6.00%, 01/01/2033	4	5	2.50%, 01/20/2028	203	203
6.00%, 10/01/2033	5	6	2.50%, 03/20/2028	150	151
6.00%, 12/01/2033	12	13	2.50%, 04/20/2028	153	153
6.00%, 10/01/2034	18	20	2.50%, 07/20/2028	148	149
6.00%, 12/01/2034	8	9	2.50%, 11/20/2030	71	71
6.00%, 01/01/2035	40	46	2.50%, 03/20/2031	177	178
6.00%, 07/01/2035	72	82	2.50%, 04/20/2032	94	94
6.00%, 07/01/2035	32	36	2.50%, 05/20/2032	213	214
6.00%, 10/01/2035	32	37	2.50%, 03/15/2043	212	206
6.00%, 05/01/2036	3	3	2.50%, 07/20/2043	251	248
6.00%, 05/01/2036	1	1	2.50%, 06/20/2045	159	156
6.00%, 05/01/2036	2	2	2.50%, 10/15/2046	245	239
6.00%, 06/01/2036	20	22	2.50%, 11/20/2046	189	184
6.00%, 02/01/2037	3	4	2.50%, 12/20/2046	516	504
6.00%, 02/01/2037	24	27	2.50%, 01/20/2047	705	689
6.00%, 03/01/2037	45	51	3.00%, 01/20/2027	21	22
6.00%, 03/01/2037	18	20	3.00%, 04/15/2027	83	85
6.00%, 06/01/2037	10	11	3.00%, 04/20/2027	143	147
6.00%, 07/01/2037	3	4	3.00%, 09/20/2027	146	150
6.00%, 09/01/2037	24	27	3.00%, 11/20/2027	76	78
6.00%, 10/01/2037	3	3	3.00%, 09/20/2028	91	94
6.00%, 11/01/2037	5	6	3.00%, 10/20/2028	130	133
6.00%, 11/01/2037	5	6	3.00%, 11/20/2028	52	53
6.00%, 11/01/2037	1	1

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
3.00%, 01/20/2029	$41	$42	3.50%, 03/15/2042	$67	$70
3.00%, 05/20/2029	164	168	3.50%, 03/20/2042	87	90
3.00%, 07/20/2030	332	340	3.50%, 04/15/2042	449	467
3.00%, 01/20/2031	205	210	3.50%, 04/15/2042	159	165
3.00%, 07/20/2032	265	271	3.50%, 04/20/2042	175	182
3.00%, 01/01/2041	24,700	24,924	3.50%, 05/15/2042	7	7
3.00%, 04/15/2042	22	22	3.50%, 05/15/2042	106	110
3.00%, 08/20/2042	12	12	3.50%, 05/20/2042	1,324	1,376
3.00%, 09/20/2042	246	249	3.50%, 06/20/2042	372	387
3.00%, 10/15/2042	306	309	3.50%, 07/20/2042	1,475	1,533
3.00%, 12/20/2042	493	500	3.50%, 08/15/2042	94	97
3.00%, 01/20/2043	701	711	3.50%, 08/20/2042	283	294
3.00%, 03/20/2043	942	955	3.50%, 10/20/2042	862	896
3.00%, 03/20/2043	301	305	3.50%, 01/15/2043	298	309
3.00%, 04/15/2043	55	56	3.50%, 01/15/2043	495	514
3.00%, 04/20/2043	1,237	1,255	3.50%, 01/20/2043	434	451
3.00%, 05/15/2043	43	44	3.50%, 02/20/2043	1,324	1,376
3.00%, 05/15/2043	16	17	3.50%, 03/20/2043	1,282	1,332
3.00%, 05/15/2043	21	21	3.50%, 03/20/2043	552	573
3.00%, 06/15/2043	450	456	3.50%, 04/15/2043	75	78
3.00%, 06/20/2043	272	276	3.50%, 04/15/2043	146	152
3.00%, 07/15/2043	137	139	3.50%, 04/20/2043	344	358
3.00%, 08/15/2043	278	282	3.50%, 04/20/2043	1,265	1,314
3.00%, 08/15/2043	312	316	3.50%, 06/15/2043	52	54
3.00%, 08/20/2043	128	130	3.50%, 06/15/2043	50	52
3.00%, 09/20/2043	475	482	3.50%, 07/20/2043	875	909
3.00%, 10/20/2043	237	240	3.50%, 08/15/2043	159	164
3.00%, 11/20/2043	179	182	3.50%, 08/20/2043	230	239
3.00%, 03/20/2044	358	363	3.50%, 09/20/2043	800	831
3.00%, 05/15/2044	37	37	3.50%, 01/20/2044	11	12
3.00%, 08/20/2044	1,434	1,455	3.50%, 02/20/2044	95	98
3.00%, 11/15/2044	330	334	3.50%, 04/20/2044	400	416
3.00%, 11/20/2044	568	575	3.50%, 07/20/2044	1,103	1,144
3.00%, 12/20/2044	683	692	3.50%, 08/20/2044	1,138	1,180
3.00%, 02/15/2045	355	359	3.50%, 09/15/2044	32	33
3.00%, 03/15/2045	89	90	3.50%, 09/20/2044	421	437
3.00%, 04/20/2045	66	66	3.50%, 10/20/2044	457	474
3.00%, 05/20/2045	605	611	3.50%, 11/20/2044	503	520
3.00%, 07/15/2045	274	277	3.50%, 12/20/2044	568	588
3.00%, 07/20/2045	1,883	1,902	3.50%, 02/20/2045	567	587
3.00%, 08/15/2045	262	265	3.50%, 05/20/2045	810	839
3.00%, 08/20/2045	1,263	1,276	3.50%, 06/20/2045	161	167
3.00%, 10/20/2045	1,212	1,224	3.50%, 07/20/2045	912	945
3.00%, 11/20/2045	691	698	3.50%, 08/20/2045	520	539
3.00%, 12/20/2045	1,002	1,012	3.50%, 09/20/2045	279	289
3.00%, 02/20/2046	321	325	3.50%, 10/20/2045	68	70
3.00%, 03/20/2046	1,233	1,245	3.50%, 11/20/2045	1,685	1,744
3.00%, 04/20/2046	1,181	1,193	3.50%, 12/20/2045	1,048	1,085
3.00%, 05/20/2046	330	334	3.50%, 01/20/2046	2,059	2,132
3.00%, 06/20/2046	423	427	3.50%, 02/20/2046	151	156
3.00%, 07/20/2046	1,294	1,307	3.50%, 03/20/2046	1,268	1,313
3.00%, 08/20/2046	1,320	1,333	3.50%, 04/20/2046	1,112	1,151
3.00%, 09/20/2046	1,346	1,360	3.50%, 05/20/2046	1,234	1,277
3.00%, 11/20/2046	389	393	3.50%, 06/20/2046	1,277	1,321
3.00%, 11/20/2046	467	473	3.50%, 07/15/2046	188	195
3.00%, 12/20/2046	1,389	1,403	3.50%, 07/20/2046	815	844
3.00%, 01/20/2047	1,400	1,414	3.50%, 08/20/2046	1,262	1,306
3.00%, 02/01/2047	1,200	1,207	3.50%, 09/20/2046	1,422	1,471
3.50%, 12/15/2025	10	11	3.50%, 11/20/2046	1,296	1,341
3.50%, 02/15/2026	36	37	3.50%, 12/20/2046	1,328	1,375
3.50%, 05/15/2026	16	17	3.50%, 01/01/2047	27,975	28,919
3.50%, 03/20/2027	35	37	3.50%, 02/01/2047	2,350	2,424
3.50%, 04/20/2027	56	58	3.50%, 02/20/2047	904	935
3.50%, 09/20/2028	112	116	3.50%, 03/20/2047	1,280	1,325
3.50%, 01/20/2041	55	57	3.50%, 05/20/2047	952	985
3.50%, 11/15/2041	41	43	3.50%, 06/20/2047	1,459	1,509
3.50%, 11/20/2041	17	18	3.50%, 07/20/2047	1,473	1,524
3.50%, 01/15/2042	50	51	3.50%, 08/20/2047	987	1,021
3.50%, 01/20/2042	80	84	4.00%, 07/15/2024	59	62
3.50%, 02/15/2042	303	316	4.00%, 08/15/2024	15	16
3.50%, 02/15/2042	79	82	4.00%, 12/15/2024	13	13
3.50%, 02/20/2042	76	79	4.00%, 11/15/2025	10	10
3.50%, 03/15/2042	66	69

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
4.00%, 05/15/2026	$14	$15	4.00%, 08/20/2045	$661	$692
4.00%, 06/15/2039	9	9	4.00%, 09/20/2045	952	998
4.00%, 07/20/2040	32	33	4.00%, 10/20/2045	495	518
4.00%, 08/15/2040	129	136	4.00%, 11/20/2045	175	184
4.00%, 08/15/2040	30	31	4.00%, 12/15/2045	224	234
4.00%, 09/15/2040	6	7	4.00%, 12/20/2045	430	451
4.00%, 09/15/2040	27	28	4.00%, 01/20/2046	278	291
4.00%, 09/15/2040	55	58	4.00%, 02/20/2046	413	433
4.00%, 10/15/2040	46	49	4.00%, 04/20/2046	674	707
4.00%, 11/15/2040	33	35	4.00%, 05/20/2046	343	359
4.00%, 11/15/2040	6	6	4.00%, 01/01/2047	5,025	5,238
4.00%, 11/20/2040	26	28	4.00%, 01/20/2047	451	471
4.00%, 12/20/2040	52	55	4.00%, 02/20/2047	1,319	1,376
4.00%, 01/15/2041	47	50	4.00%, 03/20/2047	1,326	1,384
4.00%, 01/15/2041	30	31	4.00%, 05/20/2047	1,887	1,969
4.00%, 01/15/2041	80	84	4.00%, 06/20/2047	1,435	1,498
4.00%, 01/20/2041	84	89	4.00%, 07/20/2047	1,594	1,663
4.00%, 05/15/2041	21	22	4.50%, 04/20/2026	9	10
4.00%, 05/15/2041	48	50	4.50%, 11/20/2033	6	7
4.00%, 07/20/2041	28	30	4.50%, 02/15/2039	176	186
4.00%, 08/15/2041	123	128	4.50%, 03/15/2039	34	36
4.00%, 08/15/2041	22	22	4.50%, 03/15/2039	18	18
4.00%, 08/15/2041	45	47	4.50%, 03/15/2039	27	29
4.00%, 09/15/2041	72	75	4.50%, 03/15/2039	72	76
4.00%, 09/15/2041	32	34	4.50%, 03/20/2039	38	40
4.00%, 09/15/2041	38	40	4.50%, 04/15/2039	57	60
4.00%, 09/15/2041	98	103	4.50%, 04/15/2039	29	30
4.00%, 09/20/2041	142	149	4.50%, 04/15/2039	55	58
4.00%, 10/15/2041	28	30	4.50%, 05/15/2039	9	9
4.00%, 10/15/2041	46	49	4.50%, 05/15/2039	73	77
4.00%, 11/15/2041	161	169	4.50%, 05/15/2039	62	67
4.00%, 11/20/2041	52	54	4.50%, 05/15/2039	202	212
4.00%, 12/15/2041	46	48	4.50%, 05/15/2039	8	8
4.00%, 12/15/2041	9	9	4.50%, 06/15/2039	66	71
4.00%, 12/20/2041	49	52	4.50%, 07/15/2039	15	16
4.00%, 01/15/2042	71	74	4.50%, 08/15/2039	73	78
4.00%, 01/15/2042	17	18	4.50%, 11/15/2039	300	325
4.00%, 01/20/2042	269	284	4.50%, 11/15/2039	13	14
4.00%, 02/01/2042	150	156	4.50%, 12/15/2039	65	69
4.00%, 02/20/2042	212	224	4.50%, 01/15/2040	74	80
4.00%, 03/15/2042	104	109	4.50%, 02/15/2040	11	11
4.00%, 03/15/2042	195	204	4.50%, 02/15/2040	15	16
4.00%, 03/20/2042	259	273	4.50%, 02/15/2040	32	34
4.00%, 04/20/2042	225	236	4.50%, 02/15/2040	14	15
4.00%, 05/15/2042	384	402	4.50%, 02/15/2040	10	11
4.00%, 05/20/2042	21	22	4.50%, 02/15/2040	11	12
4.00%, 07/20/2042	511	538	4.50%, 04/15/2040	519	549
4.00%, 06/20/2043	70	73	4.50%, 05/15/2040	26	27
4.00%, 08/15/2043	15	16	4.50%, 06/15/2040	24	25
4.00%, 09/15/2043	299	312	4.50%, 06/15/2040	16	17
4.00%, 09/20/2043	94	99	4.50%, 07/15/2040	328	346
4.00%, 10/20/2043	144	152	4.50%, 07/15/2040	23	25
4.00%, 11/20/2043	332	349	4.50%, 07/15/2040	18	20
4.00%, 02/20/2044	787	826	4.50%, 08/15/2040	32	34
4.00%, 03/15/2044	317	331	4.50%, 08/15/2040	104	110
4.00%, 04/20/2044	382	401	4.50%, 08/15/2040	29	31
4.00%, 05/20/2044	514	540	4.50%, 08/15/2040	37	39
4.00%, 06/20/2044	383	402	4.50%, 08/15/2040	46	49
4.00%, 07/20/2044	1,532	1,609	4.50%, 09/15/2040	37	39
4.00%, 08/20/2044	1,069	1,122	4.50%, 09/15/2040	38	41
4.00%, 09/20/2044	960	1,009	4.50%, 10/15/2040	45	48
4.00%, 10/20/2044	1,285	1,349	4.50%, 12/15/2040	20	21
4.00%, 11/20/2044	589	618	4.50%, 01/20/2041	40	43
4.00%, 12/20/2044	1,020	1,069	4.50%, 01/20/2041	57	61
4.00%, 01/15/2045	76	80	4.50%, 02/20/2041	45	48
4.00%, 01/20/2045	853	894	4.50%, 02/20/2041	56	60
4.00%, 03/15/2045	62	65	4.50%, 03/15/2041	96	102
4.00%, 04/15/2045	40	42	4.50%, 03/15/2041	17	18
4.00%, 04/20/2045	553	580	4.50%, 03/20/2041	25	27
4.00%, 05/15/2045	357	373	4.50%, 03/20/2041	44	47
4.00%, 07/15/2045	107	112	4.50%, 04/15/2041	16	17
4.00%, 07/20/2045	233	244	4.50%, 04/15/2041	41	44
4.00%, 08/15/2045	63	66

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
4.50%, 04/20/2041	$46	$49	5.00%, 09/15/2039	$25	$28
4.50%, 05/15/2041	34	36	5.00%, 09/15/2039	32	35
4.50%, 05/15/2041	27	28	5.00%, 09/15/2039	37	40
4.50%, 06/15/2041	88	94	5.00%, 09/15/2039	11	12
4.50%, 06/20/2041	152	161	5.00%, 11/15/2039	46	51
4.50%, 07/15/2041	65	69	5.00%, 12/15/2039	47	51
4.50%, 07/15/2041	195	207	5.00%, 02/15/2040	46	50
4.50%, 07/15/2041	19	21	5.00%, 02/15/2040	50	55
4.50%, 07/20/2041	296	314	5.00%, 02/15/2040	35	37
4.50%, 07/20/2041	12	13	5.00%, 04/15/2040	28	30
4.50%, 08/15/2041	91	97	5.00%, 05/15/2040	14	15
4.50%, 08/20/2041	110	117	5.00%, 05/15/2040	32	35
4.50%, 09/20/2041	28	29	5.00%, 05/20/2040	9	10
4.50%, 11/20/2041	410	434	5.00%, 06/15/2040	43	47
4.50%, 12/20/2041	29	31	5.00%, 06/15/2040	28	30
4.50%, 01/20/2042	208	220	5.00%, 06/15/2040	4	4
4.50%, 02/20/2042	105	111	5.00%, 06/15/2040	63	68
4.50%, 03/20/2042	26	28	5.00%, 06/20/2040	42	46
4.50%, 04/20/2042	49	52	5.00%, 07/15/2040	22	23
4.50%, 05/20/2042	57	61	5.00%, 07/20/2040	42	45
4.50%, 05/20/2043	252	267	5.00%, 01/20/2041	23	26
4.50%, 06/20/2043	228	242	5.00%, 02/20/2041	53	58
4.50%, 08/20/2043	37	39	5.00%, 04/15/2041	299	325
4.50%, 09/20/2043	114	121	5.00%, 05/20/2041	46	50
4.50%, 10/20/2043	213	225	5.00%, 06/20/2041	12	14
4.50%, 11/20/2043	682	721	5.00%, 07/20/2041	20	21
4.50%, 03/20/2044	923	976	5.00%, 08/20/2041	133	145
4.50%, 04/20/2044	41	43	5.00%, 10/20/2041	17	19
4.50%, 05/20/2044	677	716	5.00%, 11/20/2041	51	55
4.50%, 07/20/2044	341	360	5.00%, 12/20/2041	39	42
4.50%, 09/20/2044	22	23	5.00%, 02/20/2042	184	200
4.50%, 10/20/2044	49	52	5.00%, 03/20/2042	39	43
4.50%, 11/20/2044	94	99	5.00%, 04/20/2042	122	132
4.50%, 12/20/2044	151	159	5.00%, 12/20/2042	343	371
4.50%, 02/20/2045	394	416	5.00%, 01/20/2043	66	71
4.50%, 03/20/2045	178	188	5.00%, 05/20/2043	77	84
4.50%, 04/20/2045	221	233	5.00%, 07/20/2043	188	203
4.50%, 10/20/2045	121	128	5.00%, 11/20/2043	213	227
4.50%, 12/20/2045	103	109	5.00%, 01/20/2044	142	151
4.50%, 06/20/2046	251	265	5.00%, 02/20/2044	201	215
4.50%, 09/15/2046	183	193	5.00%, 03/20/2044	130	139
4.50%, 12/20/2046	724	763	5.00%, 05/20/2044	58	62
4.50%, 01/01/2047	725	760	5.00%, 07/20/2044	110	117
4.50%, 02/20/2047	525	553	5.00%, 08/20/2044	52	55
4.50%, 04/20/2047	447	469	5.00%, 12/20/2044	86	92
4.50%, 06/15/2047	149	157	5.00%, 12/20/2045	183	195
4.50%, 08/20/2047	392	413	5.00%, 04/20/2046	315	336
5.00%, 08/15/2033	46	50	5.50%, 01/15/2024	5	5
5.00%, 02/15/2034	55	60	5.50%, 11/15/2033	29	32
5.00%, 07/15/2035	142	154	5.50%, 03/15/2034	8	8
5.00%, 08/15/2035	33	36	5.50%, 04/15/2034	9	9
5.00%, 04/20/2037	3	3	5.50%, 07/15/2034	7	7
5.00%, 04/20/2038	267	290	5.50%, 11/15/2034	27	30
5.00%, 05/15/2038	64	70	5.50%, 02/15/2035	16	18
5.00%, 06/20/2038	27	30	5.50%, 03/15/2036	7	8
5.00%, 08/15/2038	94	102	5.50%, 04/15/2036	8	9
5.00%, 10/15/2038	15	16	5.50%, 12/15/2036	10	12
5.00%, 01/15/2039	96	104	5.50%, 04/15/2037	32	36
5.00%, 01/15/2039	76	82	5.50%, 05/15/2038	10	11
5.00%, 02/15/2039	89	96	5.50%, 06/15/2038	18	20
5.00%, 02/15/2039	84	91	5.50%, 08/15/2038	100	110
5.00%, 03/15/2039	134	145	5.50%, 08/15/2038	30	33
5.00%, 04/15/2039	110	120	5.50%, 09/15/2038	24	27
5.00%, 05/15/2039	10	10	5.50%, 10/20/2038	32	35
5.00%, 06/15/2039	29	31	5.50%, 11/15/2038	10	10
5.00%, 06/15/2039	47	51	5.50%, 12/20/2038	13	14
5.00%, 06/20/2039	33	36	5.50%, 01/15/2039	7	8
5.00%, 07/15/2039	20	21	5.50%, 01/15/2039	18	20
5.00%, 07/15/2039	29	32	5.50%, 01/15/2039	40	44
5.00%, 07/15/2039	23	26	5.50%, 01/15/2039	4	4
5.00%, 07/15/2039	56	62	5.50%, 02/15/2039	8	9
5.00%, 08/15/2039	35	38	5.50%, 02/20/2039	72	79
5.00%, 09/15/2039	30	33

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)			U.S. Treasury (continued)
5.50%, 05/15/2039	$3	$4	1.25%, 04/30/2019	$4,000	$3,968
5.50%, 12/15/2039	18	19	1.25%, 05/31/2019	3,060	3,035
5.50%, 01/15/2040	146	162	1.25%, 06/30/2019	3,060	3,033
5.50%, 03/15/2040	66	72	1.25%, 08/31/2019	3,030	2,999
5.50%, 04/15/2040	202	226	1.25%, 10/31/2019	1,300	1,285
5.50%, 06/20/2040	88	95	1.25%, 01/31/2020	5,000	4,934
5.50%, 07/20/2040	23	25	1.25%, 02/29/2020	5,120	5,050
5.50%, 11/15/2040	24	26	1.25%, 03/31/2021	5,240	5,111
5.50%, 12/20/2040	18	20	1.25%, 10/31/2021	3,270	3,168
5.50%, 01/20/2041	281	311	1.25%, 07/31/2023	3,295	3,123
5.50%, 04/20/2041	48	53	1.38%, 02/28/2019	4,077	4,054
5.50%, 10/20/2041	42	47	1.38%, 07/31/2019	3,075	3,052
5.50%, 11/20/2041	48	53	1.38%, 09/30/2019	3,065	3,039
5.50%, 10/20/2042	122	135	1.38%, 12/15/2019	2,750	2,723
5.50%, 11/20/2042	121	134	1.38%, 01/15/2020	725	717
5.50%, 06/20/2043	118	129	1.38%, 01/31/2020	1,500	1,484
5.50%, 09/20/2043	150	166	1.38%, 02/15/2020	5,000	4,945
5.50%, 01/20/2047	92	99	1.38%, 02/29/2020	4,180	4,133
6.00%, 07/15/2032	1	1	1.38%, 03/31/2020	4,965	4,907
6.00%, 12/15/2032	1	1	1.38%, 04/30/2020	4,370	4,316
6.00%, 10/15/2034	22	25	1.38%, 05/31/2020	2,300	2,271
6.00%, 04/15/2035	16	18	1.38%, 08/31/2020	7,795	7,681
6.00%, 04/15/2036	11	12	1.38%, 09/15/2020	2,830	2,790
6.00%, 06/15/2036	16	18	1.38%, 09/30/2020	3,400	3,348
6.00%, 04/15/2037	33	37	1.38%, 10/31/2020	4,785	4,708
6.00%, 05/15/2037	27	31	1.38%, 01/31/2021	5,650	5,542
6.00%, 10/20/2037	41	47	1.38%, 04/30/2021	2,410	2,358
6.00%, 11/20/2037	16	18	1.38%, 05/31/2021	3,500	3,421
6.00%, 01/15/2038	16	17	1.38%, 06/30/2023	5,525	5,278
6.00%, 08/15/2038	11	13	1.38%, 08/31/2023	6,660	6,349
6.00%, 01/15/2039	91	102	1.38%, 09/30/2023	2,540	2,420
6.00%, 09/15/2039	40	44	1.50%, 01/31/2019	955	951
6.00%, 09/15/2039	45	50	1.50%, 02/28/2019	5,934	5,910
6.00%, 11/15/2039	70	78	1.50%, 03/31/2019	2,000	1,992
6.00%, 01/20/2042	42	47	1.50%, 05/31/2019	3,955	3,935
6.50%, 10/20/2028	1	1	1.50%, 10/31/2019	4,568	4,537
6.50%, 05/20/2029	1	1	1.50%, 11/30/2019	7,480	7,426
6.50%, 05/20/2032	5	6	1.50%, 04/15/2020	2,765	2,739
6.50%, 05/15/2037	31	34	1.50%, 05/15/2020	2,175	2,154
6.50%, 08/20/2038	14	16	1.50%, 05/31/2020	4,230	4,188
6.50%, 09/15/2038	3	4	1.50%, 06/15/2020	2,825	2,796
7.00%, 03/15/2029	2	2	1.50%, 07/15/2020	2,840	2,810
7.00%, 07/15/2031	1	1	1.50%, 08/15/2020	2,795	2,764
		$199,227	1.50%, 01/31/2022	4,754	4,637
U.S. Treasury - 36.80%			1.50%, 02/28/2023	4,880	4,709
0.75%, 02/15/2019	4,710	4,653	1.50%, 03/31/2023	3,840	3,702
0.75%, 07/15/2019	5,235	5,147	1.50%, 08/15/2026	12,900	12,002
0.75%, 08/15/2019	5,030	4,941	1.63%, 03/31/2019	5,290	5,274
0.88%, 04/15/2019	3,080	3,042	1.63%, 04/30/2019	5,120	5,104
0.88%, 05/15/2019	3,735	3,686	1.63%, 06/30/2019	4,550	4,534
0.88%, 06/15/2019	3,105	3,062	1.63%, 07/31/2019	2,675	2,665
0.88%, 07/31/2019	1,740	1,714	1.63%, 08/31/2019	5,270	5,249
0.88%, 09/15/2019	3,955	3,889	1.63%, 12/31/2019	3,105	3,089
1.00%, 03/15/2019	2,645	2,618	1.63%, 03/15/2020	2,785	2,768
1.00%, 06/30/2019	180	178	1.63%, 06/30/2020	4,400	4,367
1.00%, 08/31/2019	980	966	1.63%, 07/31/2020	4,500	4,465
1.00%, 09/30/2019	3,280	3,232	1.63%, 10/15/2020	2,858	2,833
1.00%, 10/15/2019	3,350	3,299	1.63%, 11/30/2020	4,280	4,237
1.00%, 11/15/2019	1,835	1,805	1.63%, 08/15/2022	1,990	1,943
1.00%, 11/30/2019	2,330	2,292	1.63%, 08/31/2022	3,960	3,862
1.13%, 01/31/2019	2,955	2,932	1.63%, 11/15/2022	3,840	3,742
1.13%, 02/28/2019	2,200	2,182	1.63%, 04/30/2023	2,110	2,046
1.13%, 05/31/2019	500	495	1.63%, 05/31/2023	2,540	2,460
1.13%, 12/31/2019	3,130	3,084	1.63%, 10/31/2023	3,020	2,916
1.13%, 03/31/2020	4,640	4,561	1.63%, 02/15/2026	6,652	6,282
1.13%, 04/30/2020	2,442	2,398	1.63%, 05/15/2026	9,995	9,414
1.13%, 02/28/2021	3,000	2,917	1.75%, 09/30/2019	7,295	7,278
1.13%, 06/30/2021	7,330	7,099	1.75%, 11/30/2019	3,100	3,092
1.13%, 07/31/2021	3,500	3,385	1.75%, 10/31/2020	3,000	2,983
1.13%, 08/31/2021	4,435	4,284	1.75%, 11/15/2020	2,865	2,849
1.13%, 09/30/2021	3,750	3,618	1.75%, 12/31/2020	3,975	3,947
1.25%, 01/31/2019	2,445	2,430	1.75%, 11/30/2021	4,865	4,797
1.25%, 03/31/2019	3,500	3,474

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
U.S. Treasury (continued)				U.S. Treasury (continued)
1.75%, 02/28/2022	$3,335	$3,284		2.50%, 05/15/2024	$7,705	$7,792
1.75%, 03/31/2022	4,135	4,067		2.50%, 02/15/2045	5,065	4,829
1.75%, 04/30/2022	3,885	3,818		2.50%, 02/15/2046	4,075	3,878
1.75%, 05/15/2022	3,950	3,886		2.50%, 05/15/2046	6,425	6,112
1.75%, 05/31/2022	10,780	10,592		2.63%, 08/15/2020	7,000	7,122
1.75%, 06/30/2022	3,700	3,633		2.63%, 11/15/2020	6,042	6,151
1.75%, 09/30/2022	3,330	3,263		2.75%, 02/15/2019	3,633	3,669
1.75%, 01/31/2023	5,280	5,161		2.75%, 11/15/2023	6,006	6,169
1.75%, 05/15/2023	7,217	7,039		2.75%, 02/15/2024	7,041	7,226
1.88%, 12/31/2019 (h)	2,500	2,498		2.75%, 08/15/2042	1,591	1,602
1.88%, 06/30/2020	3,290	3,286		2.75%, 11/15/2042	3,730	3,754
1.88%, 12/15/2020	2,905	2,894		2.75%, 08/15/2047	4,280	4,285
1.88%, 11/30/2021	5,792	5,745		2.75%, 11/15/2047	2,800	2,805
1.88%, 01/31/2022	3,270	3,236		2.88%, 05/15/2043	4,703	4,836
1.88%, 03/31/2022	4,000	3,955		2.88%, 08/15/2045	5,005	5,133
1.88%, 04/30/2022	6,000	5,928		2.88%, 11/15/2046	4,690	4,811
1.88%, 05/31/2022	4,785	4,730		3.00%, 05/15/2042	1,500	1,579
1.88%, 07/31/2022	4,020	3,965		3.00%, 11/15/2044	4,745	4,984
1.88%, 08/31/2022	3,810	3,756		3.00%, 05/15/2045	4,260	4,474
1.88%, 09/30/2022	4,005	3,947		3.00%, 11/15/2045	4,735	4,973
1.88%, 10/31/2022	4,000	3,942		3.00%, 02/15/2047	4,540	4,775
1.88%, 08/31/2024	3,265	3,177		3.00%, 05/15/2047	4,900	5,152
2.00%, 07/31/2020	3,174	3,179		3.13%, 05/15/2019	3,656	3,718
2.00%, 09/30/2020	3,000	3,004		3.13%, 05/15/2021	2,420	2,504
2.00%, 11/30/2020	1,790	1,792		3.13%, 11/15/2041	1,597	1,717
2.00%, 02/28/2021	2,930	2,928		3.13%, 02/15/2042	2,318	2,492
2.00%, 05/31/2021	3,800	3,793		3.13%, 02/15/2043	2,020	2,170
2.00%, 08/31/2021	5,345	5,327		3.13%, 08/15/2044	4,380	4,708
2.00%, 10/31/2021	3,120	3,107		3.38%, 11/15/2019	3,840	3,946
2.00%, 11/15/2021	5,505	5,489		3.38%, 05/15/2044	5,540	6,217
2.00%, 12/31/2021	2,890	2,875		3.50%, 05/15/2020	3,097	3,210
2.00%, 02/15/2022	2,545	2,533		3.50%, 02/15/2039	3,750	4,283
2.00%, 07/31/2022	3,331	3,306		3.63%, 08/15/2019	2,108	2,166
2.00%, 10/31/2022	4,050	4,015		3.63%, 02/15/2020	7,276	7,537
2.00%, 11/30/2022	7,770	7,699		3.63%, 02/15/2021	6,000	6,292
2.00%, 02/15/2023	6,447	6,381		3.63%, 08/15/2043	3,910	4,563
2.00%, 04/30/2024	2,480	2,435		3.63%, 02/15/2044	5,170	6,043
2.00%, 05/31/2024	2,295	2,252		3.75%, 08/15/2041	1,280	1,517
2.00%, 06/30/2024	3,295	3,232		3.75%, 11/15/2043	3,760	4,480
2.00%, 02/15/2025	3,863	3,776		3.88%, 08/15/2040	1,504	1,813
2.00%, 08/15/2025	6,735	6,566		4.25%, 05/15/2039	2,304	2,912
2.00%, 11/15/2026	6,070	5,874		4.25%, 11/15/2040	1,800	2,286
2.13%, 08/31/2020	4,800	4,822		4.38%, 02/15/2038	3,010	3,848
2.13%, 01/31/2021	2,505	2,514		4.38%, 11/15/2039	1,400	1,801
2.13%, 08/15/2021	4,040	4,046		4.38%, 05/15/2040	869	1,120
2.13%, 09/30/2021	3,055	3,057		4.38%, 05/15/2041	1,450	1,876
2.13%, 12/31/2021	4,435	4,436		4.50%, 02/15/2036	500	644
2.13%, 06/30/2022	2,345	2,341		4.50%, 05/15/2038	910	1,183
2.13%, 12/31/2022	2,110	2,101		4.50%, 08/15/2039	1,126	1,471
2.13%, 11/30/2023	3,130	3,104		4.63%, 02/15/2040	2,400	3,192
2.13%, 02/29/2024	2,170	2,149		4.75%, 02/15/2037	2,510	3,344
2.13%, 03/31/2024	2,880	2,851		4.75%, 02/15/2041	1,628	2,209
2.13%, 07/31/2024	3,310	3,271		5.00%, 05/15/2037	1,040	1,426
2.13%, 09/30/2024	3,300	3,258		5.25%, 11/15/2028	2,070	2,626
2.13%, 11/30/2024	3,340	3,296		5.25%, 02/15/2029	920	1,172
2.13%, 05/15/2025	5,005	4,929		5.38%, 02/15/2031	2,606	3,463
2.25%, 03/31/2021	2,320	2,335		6.00%, 02/15/2026	889	1,127
2.25%, 04/30/2021	3,137	3,158		6.13%, 11/15/2027	3,080	4,082
2.25%, 07/31/2021	1,610	1,619		6.13%, 08/15/2029	1,000	1,372
2.25%, 12/31/2023	2,575	2,570		6.25%, 05/15/2030	840	1,181
2.25%, 01/31/2024	2,850	2,844		6.38%, 08/15/2027	1,000	1,342
2.25%, 10/31/2024	3,336	3,321		6.50%, 11/15/2026	190	252
2.25%, 11/15/2024	7,503	7,464		6.75%, 08/15/2026	150	201
2.25%, 12/31/2024 (h)	3,390	3,362		6.88%, 08/15/2025	1,000	1,316
2.25%, 11/15/2025	7,525	7,459		8.00%, 11/15/2021	510	621
2.25%, 02/15/2027	8,080	7,974		8.13%, 08/15/2019	1,000	1,099
2.25%, 08/15/2027	7,455	7,350				$900,919
2.25%, 11/15/2027	4,900	4,831		TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
2.25%, 08/15/2046	7,060	6,369		OBLIGATIONS		$1,584,874
2.38%, 12/31/2020	1,689	1,708		Total Investments		$2,623,714
2.38%, 08/15/2024	9,735	9,766		Other Assets and Liabilities - (7.17)%		$(175,646)
2.38%, 05/15/2027	8,145	8,122		TOTAL NET ASSETS - 100.00%		$2,448,068
2.50%, 08/15/2023	4,342	4,401

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2017

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $13,115 or 0.54% of net assets.
(c)	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate and may convert to a variable rate or floating rate in the future.
(d)	Non-income producing security
(e)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(f)	Credit support indicates investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution, or government agency.
(g)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(h)	Security purchased on a when-issued basis.

Portfolio Summary (unaudited)
Sector		Percent
Government		41.59%
Mortgage Securities		29.71%
Financial		8.62%
Investment Companies		7.91%
Consumer, Non-cyclical		4.35%
Communications		2.83%
Energy		2.73%
Technology		1.95%
Industrial		1.86%
Consumer, Cyclical		1.84%
Utilities		1.81%
Basic Materials		0.74%
Asset Backed Securities		0.49%
Revenue Bonds		0.38%
General Obligation Unlimited		0.28%
Insured		0.08%
General Obligation Limited		0.00%
Investments Sold Short		0.00%
Other Assets and Liabilities		(7.17)%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost	Proceeds		Value
Principal Government Money Market Fund		$—		$226,175	$32,600		$193,575
		$—		$226,175	$32,600		$193,575

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund $	70		$—			$—	$—
	$70		$—			$—	$—
Amounts in thousands.

Short Sales Outstanding

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - 0.00%	Amount (000's) Value (000's)
Government National Mortgage Association (GNMA) -
0.00%
3.50%, 01/15/2042	$100	$104

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY $		104
OBLIGATIONS (proceeds $104)
TOTAL SHORT SALES (proceeds $104)		$104

See accompanying notes.

Schedule of Investments Core Plus Bond Account December 31, 2017

COMMON STOCKS - 0.04%	Shares Held	Value (000's)		Principal
Oil & Gas - 0.04%			BONDS (continued)	Amount (000's) Value (000's)
Patterson-UTI Energy Inc	5,260	$121	Airlines (continued)
			American Airlines 2014-1 Class A Pass
Telecommunications - 0.00%			Through Trust
Goodman Networks Inc (a),(b),(c),(d)	1,720	—	3.70%, 04/01/2028	$137	$140
			American Airlines 2015-1 Class A Pass
TOTAL COMMON STOCKS		$121	Through Trust
INVESTMENT COMPANIES - 1.68%	Shares Held	Value (000's)	3.38%, 11/01/2028	343	342
Money Market Funds - 1.68%			American Airlines 2015-1 Class B Pass
Principal Government Money Market Fund (e)	4,937,951	4,938	Through Trust
			3.70%, 11/01/2024	15	15
TOTAL INVESTMENT COMPANIES		$4,938	American Airlines 2016-3 Class A Pass
PREFERRED STOCKS - 0.07%	Shares Held	Value (000's)	Through Trust
Agriculture - 0.02%			3.25%, 04/15/2030	73	73
Pinnacle Operating Corp 0.00% (a),(b),(c),(d)	81,952	$75	American Airlines 2017-1 Class AA Pass
			Through Trust
Telecommunications - 0.05%			3.65%, 08/15/2030	165	169
Goodman Networks Inc 0.00% (a),(b),(c),(d)	2,047	7	Continental Airlines 2007-1 Class A Pass
Verizon Communications Inc 5.90%,	5,000	132	Through Trust
02/15/2054			5.98%, 10/19/2023	101	110
			United Airlines 2014-1 Class A Pass Through
		$139	Trust
TOTAL PREFERRED STOCKS		$214	4.00%, 10/11/2027	198	207
	Principal		United Airlines 2014-2 Class A Pass Through
BONDS - 67.70%	Amount (000's)	Value (000's)	Trust
Aerospace & Defense - 0.35%			3.75%, 03/03/2028	266	275
Air 2 US			US Airways 2001-1G Pass Through Trust
8.63%, 10/01/2020 (f)	$9	$9	7.08%, 09/20/2022(b)	16	17
Lockheed Martin Corp			US Airways 2013-1 Class A Pass Through
2.50%, 11/23/2020	195	196	Trust
Triumph Group Inc			3.95%, 05/15/2027	116	121
7.75%, 08/15/2025 (f)	220	233
					$1,632
United Technologies Corp			Automobile Asset Backed Securities - 5.80%
2.80%, 05/04/2024	420	417	Ally Auto Receivables Trust 2016-2
4.15%, 05/15/2045	130	139	1.35%, 05/15/2020	575	573
5.40%, 05/01/2035	40	48	AmeriCredit Automobile Receivables 2015-4
		$1,042	2.11%, 01/08/2021	425	425
Agriculture - 1.75%			2.88%, 07/08/2021	475	479
Altria Group Inc			AmeriCredit Automobile Receivables 2016-1
2.85%, 08/09/2022	480	483	2.89%, 01/10/2022	700	705
4.00%, 01/31/2024	235	249	AmeriCredit Automobile Receivables Trust
4.50%, 05/02/2043	190	207	2016-2
5.38%, 01/31/2044	450	547	2.87%, 11/08/2021	425	427
BAT Capital Corp
2.00%, 08/14/2020 (f)	200	201	AmeriCredit Automobile Receivables Trust
3 Month LIBOR + 0.59%			2016-3
			1.97%, 11/08/2019	104	104
3.22%, 08/15/2024 (f)	615	615
3.56%, 08/15/2027 (f)	105	105	1 Month LIBOR + 0.56%
4.39%, 08/15/2037 (f)	45	47	Americredit Automobile Receivables Trust
4.54%, 08/15/2047 (f)	370	390	2016-4
			1.34%, 04/08/2020	1,265	1,263
BAT International Finance PLC
2.75%, 06/15/2020 (f)	35	35	AmeriCredit Automobile Receivables Trust
			2017-4
Imperial Brands Finance PLC			1.67%, 05/18/2021	2,000	2,000
3.75%, 07/21/2022 (f)	220	227
4.25%, 07/21/2025 (f)	610	640	1 Month LIBOR + 0.18%
			Capital Auto Receivables Asset Trust 2015-2
Philip Morris International Inc			1.73%, 09/20/2019	233	233
1.88%, 02/25/2021	245	241	Capital Auto Receivables Asset Trust 2016-3
2.38%, 08/17/2022	120	118	1.92%, 04/22/2019	101	101
4.38%, 11/15/2041	20	22	1 Month LIBOR + 0.42%
Pinnacle Operating Corp			Capital Auto Receivables Asset Trust 2017-1
9.00%, 05/15/2023 (f)	118	109	2.70%, 09/20/2022(f)	585	584
Reynolds American Inc			CarMax Auto Owner Trust 2017-3
3.25%, 06/12/2020	108	110	1.35%, 08/15/2018	90	90
5.70%, 08/15/2035	300	358	Drive Auto Receivables Trust
5.85%, 08/15/2045	45	56	2.30%, 05/17/2021	500	499
6.88%, 05/01/2020	130	143	Drive Auto Receivables Trust 2016-C
7.00%, 08/04/2041	120	162	2.37%, 11/16/2020(f)	700	701
Vector Group Ltd
6.13%, 02/01/2025 (f)	85	88	Drive Auto Receivables Trust 2017-1
			1.82%, 05/15/2019	214	214
		$5,153	1 Month LIBOR + 0.34%
Airlines - 0.55%			Drive Auto Receivables Trust 2017-2
American Airlines 2013-1 Class B Pass			2.25%, 06/15/2021	450	450
Through Trust			Drive Auto Receivables Trust 2017-A
5.63%, 07/15/2022 (f)	157	163	2.51%, 01/15/2021(f)	500	501

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Automobile Asset Backed Securities (continued)			Automobile Parts & Equipment (continued)
Enterprise Fleet Financing LLC			IHO Verwaltungs GmbH
1.59%, 02/22/2021 (f)	$224	$224	4.75%, 09/15/2026(f),(g)	$25	$25
Ford Credit Auto Owner Trust 2016-A					$371
1.39%, 07/15/2020	391	390	Banks - 9.46%
GM Financial Automobile Leasing Trust			Banco Bilbao Vizcaya Argentaria SA
2016-2			6.13%, 12/31/2049(h)	800	825
2.00%, 10/22/2018	168	168	USSW5 Index Spread + 3.87%
1 Month LIBOR + 0.50%			Banco General SA
GM Financial Automobile Leasing Trust			4.13%, 08/07/2027(f)	275	275
2016-3			Banco Santander SA
1.35%, 02/20/2019	366	366	6.37%, 12/31/2049(h)	400	409
1.97%, 05/20/2020	300	298	USSW5 Index Spread + 4.79%
2.38%, 05/20/2020	300	298	Bank of America Corp
GM Financial Automobile Leasing Trust			2.02%, 07/21/2021	190	191
2017-1			3 Month LIBOR + 0.66%
2.48%, 08/20/2020	300	300	3.59%, 07/21/2028(i)	315	320
2.74%, 08/20/2020	200	199	3 Month LIBOR + 1.37%
GM Financial Automobile Leasing Trust			4.20%, 08/26/2024	510	537
2017-2			4.24%, 04/24/2038(i)	85	92
1.72%, 01/21/2020	900	898	3 Month LIBOR + 1.81%
GM Financial Automobile Leasing Trust			4.25%, 10/22/2026	651	686
2017-3			4.44%, 01/20/2048(i)	65	73
1.74%, 01/21/2020	500	500	3 Month LIBOR + 1.99%
1 Month LIBOR + 0.24%			5.13%, 12/31/2049(h),(i)	275	279
2.01%, 11/20/2020	850	847	3 Month LIBOR + 3.39%
Hyundai Auto Receivables Trust 2017-A			6.10%, 12/31/2049(h),(i)	405	444
1.48%, 02/18/2020	262	261	3 Month LIBOR + 3.90%
Nissan Auto Lease Trust 2016-B			Bank of New York Mellon Corp/The
1.76%, 12/17/2018	216	216	4.62%, 12/31/2049(h),(i)	300	305
1 Month LIBOR + 0.28%			3 Month LIBOR + 3.13%
Nissan Auto Lease Trust 2017-A			4.95%, 12/31/2049(h),(i)	840	869
1.68%, 09/16/2019	1,500	1,501	3 Month LIBOR + 3.42%
1 Month LIBOR + 0.20%			BNP Paribas SA
OneMain Direct Auto Receivables Trust 2016-			6.75%, 12/31/2049(f),(h)	400	433
1			USSW5 Index Spread + 4.92%
2.04%, 01/15/2021 (f)	68	68	BPCE SA
Santander Drive Auto Receivables Trust 2016-			4.50%, 03/15/2025(f)	405	423
2			4.88%, 04/01/2026(f)	600	643
2.08%, 02/16/2021	150	150	5.70%, 10/22/2023(f)	285	316
Santander Retail Auto Lease Trust 2017-A			CIT Group Inc
2.02%, 03/20/2020 (f)	500	499	5.80%, 12/31/2049(h),(i)	40	41
Wheels SPV 2 LLC			3 Month LIBOR + 3.97%
1.88%, 04/20/2026 (f)	400	398	Citigroup Inc
World Omni Auto Receivables Trust 2014-B			2.31%, 07/24/2023	345	348
1.14%, 01/15/2020	151	151	3 Month LIBOR + 0.95%
		$17,081	3.50%, 05/15/2023	285	290
Automobile Manufacturers - 0.75%			3.52%, 10/27/2028(i)	320	322
Daimler Finance North America LLC			3 Month LIBOR + 1.15%
2.25%, 03/02/2020 (f)	210	209	4.28%, 04/24/2048(i)	100	109
2.45%, 05/18/2020 (f)	435	435	3 Month LIBOR + 1.84%
2.85%, 01/06/2022 (f)	180	181	4.75%, 05/18/2046	55	61
Ford Motor Co			CoBank ACB
5.29%, 12/08/2046	85	92	6.25%, 12/31/2049(h),(i)	115	126
General Motors Co			3 Month LIBOR + 4.66%
3.50%, 10/02/2018	275	278	Credit Suisse Group AG
4.20%, 10/01/2027	390	404	2.77%, 12/14/2023(f)	250	252
4.88%, 10/02/2023	170	184	3 Month LIBOR + 1.20%
6.25%, 10/02/2043	50	59	3.00%, 12/14/2023(f),(i)	250	247
General Motors Financial Co Inc			3 Month LIBOR + 1.20%
3.45%, 01/14/2022	120	122	7.13%, 12/31/2049(h)	500	547
3.95%, 04/13/2024	90	93	USSW5 Index Spread + 5.11%
Navistar International Corp			First Republic Bank/CA
6.63%, 11/01/2025 (f)	150	156	4.38%, 08/01/2046	310	317
		$2,213	Goldman Sachs Group Inc/The
Automobile Parts & Equipment - 0.13%			2.36%, 07/24/2023	740	746
Allison Transmission Inc			3 Month LIBOR + 1.00%
4.75%, 10/01/2027 (f)	10	10	2.91%, 06/05/2023(i)	275	273
5.00%, 10/01/2024 (f)	75	77	3 Month LIBOR + 1.05%
American Axle & Manufacturing Inc			5.00%, 12/31/2049(h),(i)	785	772
6.25%, 04/01/2025 (f)	160	169	3 Month LIBOR + 2.87%
Dana Inc			5.38%, 12/31/2049(h),(i)	425	438
5.50%, 12/15/2024	85	90	3 Month LIBOR + 3.92%
			6.75%, 10/01/2037	705	944

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)			Beverages (continued)
HSBC Holdings PLC			Central American Bottling Corp
3.60%, 05/25/2023	$440	$453	5.75%, 01/31/2027	$165	$173
ING Bank NV			Coca-Cola Icecek AS
5.80%, 09/25/2023 (f)	200	224	4.75%, 10/01/2018(f)	250	253
ING Groep NV			Corp Lindley SA
6.00%, 12/31/2049 (h)	200	207	6.75%, 11/23/2021(f)	44	49
USSW5 Index Spread + 4.45%			6.75%, 11/23/2021	66	73
Intesa Sanpaolo SpA			PepsiCo Inc
3.13%, 07/14/2022 (f)	485	481	3.00%, 10/15/2027	15	15
3.88%, 07/14/2027 (f)	600	600	Pernod Ricard SA
5.71%, 01/15/2026 (f)	1,600	1,686	5.75%, 04/07/2021(f)	235	258
JPMorgan Chase & Co					$2,793
2.33%, 01/10/2025	140	141	Biotechnology - 0.50%
3 Month LIBOR + 0.85%			Amgen Inc
3.22%, 03/01/2025 (i)	140	141	4.66%, 06/15/2051	190	212
3 Month LIBOR + 1.16%			Celgene Corp
3.88%, 07/24/2038 (i)	345	355	2.88%, 08/15/2020	130	131
3 Month LIBOR + 1.36%			3.45%, 11/15/2027	105	105
4.13%, 12/15/2026	325	343	4.35%, 11/15/2047	460	478
4.62%, 12/31/2049 (h),(i)	685	670	5.00%, 08/15/2045	220	250
3 Month LIBOR + 2.58%			5.25%, 08/15/2043	30	35
4.95%, 06/01/2045	190	221	Gilead Sciences Inc
5.00%, 12/31/2049 (h),(i)	145	148	1.85%, 09/20/2019	95	94
3 Month LIBOR + 3.32%			2.50%, 09/01/2023	50	49
5.63%, 08/16/2043	195	242	4.15%, 03/01/2047	120	128
Lloyds Banking Group PLC					$1,482
4.58%, 12/10/2025	400	419	Building Materials - 0.33%
4.65%, 03/24/2026	960	1,014	BMC East LLC
Morgan Stanley			5.50%, 10/01/2024(f)	70	73
2.62%, 05/08/2024	525	536	Boise Cascade Co
3 Month LIBOR + 1.22%			5.63%, 09/01/2024(f)	70	74
3.97%, 07/22/2038 (i)	125	129	Cemex SAB de CV
3 Month LIBOR + 1.46%			5.70%, 01/11/2025	200	211
4.10%, 05/22/2023	410	427	Jeld-Wen Inc
5.55%, 12/31/2049 (h),(i)	220	229	4.63%, 12/15/2025(f)	30	30
3 Month LIBOR + 3.81%			4.88%, 12/15/2027(f)	20	20
Royal Bank of Scotland Group PLC			Johnson Controls International plc
2.89%, 05/15/2023	685	692	5.13%, 09/14/2045	225	264
3 Month LIBOR + 1.47%			Norbord Inc
3.88%, 09/12/2023	280	285	5.38%, 12/01/2020(f)	95	100
5.13%, 05/28/2024	705	748	Owens Corning
7.50%, 12/31/2049 (h)	400	423	7.00%, 12/01/2036	75	99
USSW5 Index Spread + 5.80%			Standard Industries Inc/NJ
Santander UK PLC			4.75%, 01/15/2028(f)	100	100
5.00%, 11/07/2023 (f)	600	641
					$971
Skandinaviska Enskilda Banken AB			Chemicals - 0.57%
5.75%, 12/31/2049 (h)	285	295
			Aruba Investments Inc
USSW5 Index Spread + 3.85%			8.75%, 02/15/2023(f)	105	108
Synchrony Bank			Blue Cube Spinco Inc
3.00%, 06/15/2022	250	249	9.75%, 10/15/2023	40	47
UBS Group AG			Braskem Finance Ltd
6.88%, 12/31/2049 (h)	450	498
			5.38%, 05/02/2022	200	211
USSW5 Index Spread + 4.59%			Braskem Netherlands Finance BV
UBS Group Funding Switzerland AG			4.50%, 01/10/2028(f)	300	295
2.37%, 08/15/2023 (f)	390	392
			CF Industries Inc
3 Month LIBOR + 0.95%			5.15%, 03/15/2034	110	112
UniCredit SpA
5.86%, 06/19/2032 (f)	400	426	Chevron Phillips Chemical Co LLC / Chevron
			Phillips Chemical Co LP
USD ICE SWAP Rate NY 5 + 3.70%			3.40%, 12/01/2026(f)	125	128
Wells Fargo & Co			Consolidated Energy Finance SA
2.61%, 10/31/2023	750	770	6.88%, 06/15/2025(f)	150	159
3 Month LIBOR + 1.23%			Monsanto Co
4.40%, 06/14/2046	140	148	3.95%, 04/15/2045	195	191
Westpac Banking Corp/New Zealand			4.40%, 07/15/2044	55	59
5.00%, 12/31/2049 (h)	660	658
			NOVA Chemicals Corp
USD ICE SWAP Rate NY 5 + 2.89%			5.25%, 06/01/2027(f)	115	115
		$27,844	Platform Specialty Products Corp
Beverages - 0.95%			5.88%, 12/01/2025(f)	55	55
Anheuser-Busch InBev Finance Inc			Sherwin-Williams Co/The
2.65%, 02/01/2021	615	618	3.13%, 06/01/2024	155	156
3.65%, 02/01/2026	685	707	4.50%, 06/01/2047	45	49
4.70%, 02/01/2036	200	224			$1,685
4.90%, 02/01/2046	365	423

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

		Principal				Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's) Value (000's)
Coal - 0.03%				Commercial Mortgage Backed Securities (continued)
Alliance Resource Operating Partners LP /				Morgan Stanley Bank of America Merrill
Alliance Resource Finance Corp				Lynch Trust 2012-C5
7.50%, 05/01/2025 (f)		$75	$80	1.48%, 08/15/2045(f),(g),(j)		$3,501	$187
				Morgan Stanley Bank of America Merrill
Commercial Mortgage Backed Securities - 5.41%				Lynch Trust 2014-C14
Banc of America Commercial Mortgage Trust				1.16%, 02/15/2047(g),(j)		9,223	348
2015-UB	S7			Morgan Stanley Bank of America Merrill
3.71%, 09/15/2048		500	523	Lynch Trust 2014-C16
Banc of America Commercial Mortgage Trust				1.16%, 06/15/2047(g),(j)		4,310	203
2016-UBS10				Morgan Stanley Bank of America Merrill
4.91%, 07/15/2049 (g)		300	318	Lynch Trust 2015-C26
BANK 2017-BNK9				3.89%, 10/15/2048(g)		250	259
4.03%, 11/15/2054		500	514	Morgan Stanley Bank of America Merrill
BBCMS MORTGAGE TRUST 2017-C1				Lynch Trust 2015-C27
3.67%, 02/15/2050		500	521	3.75%, 12/15/2047		100	105
Citigroup Commercial Mortgage Trust 2015-				Morgan Stanley Bank of America Merrill
GC27				Lynch Trust 2016-C30
3.57%, 02/10/2048		900	907	3.18%, 09/15/2049		500	487
Citigroup Commercial Mortgage Trust 2015-				MSBAM Commercial Mortgage Securities
GC29				Trust 2012-CKSV
3.19%, 04/10/2048		750	757	1.10%, 10/15/2030(f),(g),(j)		3,635	157
4.15%, 04/10/2048 (g)		500	492	UBS Commercial Mortgage Trust 2012-C1
Citigroup Commercial Mortgage Trust 2016-				3.40%, 05/10/2045		146	150
GC37				UBS-Barclays Commercial Mortgage Trust
3.58%, 04/10/2049		350	349	2012	-C3
COMM 2013-CCRE11 Mortgage Trust				3.09%, 08/10/2049		255	259
1.13%, 08/10/2050 (g),(j)		6,793	303	UBS-Barclays Commercial Mortgage Trust
COMM 2013-CCRE8 Mortgage Trust				2012	-C4
3.96%, 06/10/2046 (f),(g)		350	355	1.66%, 12/10/2045(f),(g),(j)		1,282	81
COMM 2015-PC1 Mortgage Trust				3.32%, 12/10/2045(f)		500	501
4.29%, 07/10/2050 (g)		250	264	UBS-Barclays Commercial Mortgage Trust
Credit Suisse Commercial Mortgage Trust				2013	-C5
Series 2006-C5				3.18%, 03/10/2046		335	341
0.67%, 12/15/2039 (g),(j)		323	—	4.22%, 03/10/2046(f),(g)		175	158
DBJPM 16-C3 Mortgage Trust				Wells Fargo Commercial Mortgage Trust
2.89%, 09/10/2049		500	493	2017	-C38
DBUBS 2011-LC2 Mortgage Trust				3.45%, 07/15/2050		500	511
4.54%, 07/10/2044 (f)		750	790	WFRBS Commercial Mortgage Trust 2013-
GS Mortgage Securities Trust 2011-GC5				C12
1.35%, 08/10/2044 (f),(g),(j)		9,721	378	1.31%, 03/15/2048(f),(g),(j)		3,166	164
GS Mortgage Securities Trust 2012-GCJ7				WFRBS Commercial Mortgage Trust 2014-
2.23%, 05/10/2045 (g),(j)		2,036	125	C22
GS Mortgage Securities Trust 2013-GC16				4.07%, 09/15/2057(g)		500	522
1.40%, 11/10/2046 (g),(j)		2,744	113				$15,910
GS Mortgage Securities Trust 2013-GCJ12				Commercial Services - 0.23%
3.78%, 06/10/2046 (g)		250	253	Ahern Rentals Inc
GS Mortgage Securities Trust 2014-GC26				7.38%, 05/15/2023(f)		125	118
1.07%, 11/10/2047 (g),(j)		4,924	260	DP World Ltd
GS Mortgage Securities Trust 2015-GC34				6.85%, 07/02/2037		100	123
3.51%, 10/10/2048		375	386	GW Honos Security Corp
GS Mortgage Securities Trust 2015-GS1				8.75%, 05/15/2025(f)		80	86
3.73%, 11/10/2048		1,000	1,048	IHS Markit Ltd
JP Morgan Chase Commercial Mortgage				4.00%, 03/01/2026(f)		10	10
Securities Trust 2010-C1				4.75%, 02/15/2025(f)		40	42
5.95%, 06/15/2043 (f)		400	398	Service Corp International/US
JP Morgan Chase Commercial Mortgage				4.63%, 12/15/2027		20	20
Securities Trust 2011-C5				Team Health Holdings Inc
5.41%, 08/15/2046 (f),(g)		350	372	6.38%, 02/01/2025(f)		110	98
JP Morgan Chase Commercial Mortgage				TMS International Corp
Securities Trust 2012-LC9				7.25%, 08/15/2025(f)		90	94
1.56%, 12/15/2047 (g),(j)		2,885	165	United Rentals North America Inc
JP Morgan Chase Commercial Mortgage				4.63%, 10/15/2025		75	76
Securities Trust 2013-C16				4.88%, 01/15/2028		25	25
1.11%, 12/15/2046 (g),(j)		10,526	401				$692
JP Morgan Chase Commercial Mortgage				Computers - 1.43%
Securities Trust 2016-JP3				Apple Inc
3.14%, 08/15/2049		500	489	2.75%, 01/13/2025		455	451
JPMBB Commercial Mortgage Securities				2.85%, 05/11/2024		665	668
Trust 2014-C24				3.00%, 02/09/2024		445	451
4.42%, 11/15/2047 (g)		500	503	3.00%, 06/20/2027		125	124
LB-UBS Commercial Mortgage Trust 2007-				3.20%, 05/11/2027		380	385
C1				3.85%, 08/04/2046		155	162
0.27%, 02/15/2040 (g),(j)		887	—	4.25%, 02/09/2047		135	150

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Computers (continued)			Diversified Financial Services (continued)
Apple Inc (continued)			National Rural Utilities Cooperative Finance
4.65%, 02/23/2046	$235	$275	Corp
Dell International LLC / EMC Corp			2.40%, 04/25/2022	$255	$254
5.45%, 06/15/2023 (f)	255	276	4.75%, 04/30/2043(i)	125	131
6.02%, 06/15/2026 (f)	155	171	3 Month LIBOR + 2.91%
7.13%, 06/15/2024 (f)	155	170	Navient Corp
8.35%, 07/15/2046 (f)	610	786	6.13%, 03/25/2024	35	35
Hewlett Packard Enterprise Co			6.63%, 07/26/2021	40	42
2.85%, 10/05/2018	95	95	Springleaf Finance Corp
West Corp			5.25%, 12/15/2019	110	113
8.50%, 10/15/2025 (f)	45	44	Synchrony Financial
		$4,208	3.95%, 12/01/2027	145	144
Consumer Products - 0.30%			Visa Inc
ACCO Brands Corp			2.20%, 12/14/2020	65	65
5.25%, 12/15/2024 (f)	75	77			$3,920
Reckitt Benckiser Treasury Services PLC			Electric - 2.95%
2.23%, 06/24/2022 (f)	350	350	AEP Transmission Co LLC
3 Month LIBOR + 0.56%			4.00%, 12/01/2046	65	69
2.75%, 06/26/2024 (f)	470	460	Alabama Power Co
		$887	3.85%, 12/01/2042	125	129
Credit Card Asset Backed Securities - 1.67%			4.15%, 08/15/2044	120	130
Capital One Multi-Asset Execution Trust			CMS Energy Corp
1.93%, 02/15/2022	250	251	4.70%, 03/31/2043	135	152
1 Month LIBOR + 0.45%			4.88%, 03/01/2044	130	152
Chase Issuance Trust			Colbun SA
1.30%, 02/18/2020	700	700	3.95%, 10/11/2027(f)	250	249
1.89%, 05/17/2021	400	402	Commonwealth Edison Co
1 Month LIBOR + 0.41%			3.70%, 03/01/2045	70	71
World Financial Network Credit Card Master			4.35%, 11/15/2045	125	140
Trust			Consolidated Edison Co of New York Inc
1.61%, 12/15/2021	550	550	4.63%, 12/01/2054	150	172
1.96%, 02/15/2022	3,000	3,002	Dominion Energy Inc
1 Month LIBOR + 0.48%			3.90%, 10/01/2025	115	120
		$4,905	DTE Electric Co
Distribution & Wholesale - 0.08%			3.75%, 08/15/2047	180	187
American Builders & Contractors Supply Co			DTE Energy Co
Inc			6.38%, 04/15/2033	215	278
5.75%, 12/15/2023 (f)	45	47	Duke Energy Corp
Global Partners LP / GLP Finance Corp			2.65%, 09/01/2026	85	81
7.00%, 06/15/2023	80	82	Dynegy Inc
H&E Equipment Services Inc			7.38%, 11/01/2022	75	79
5.63%, 09/01/2025 (f)	90	94	8.13%, 01/30/2026(f)	35	38
HD Supply Inc			Electricite de France SA
5.75%, 04/15/2024 (f)	25	27	5.63%, 12/31/2049(f),(h)	280	289
		$250	USSW10 Index Spread + 3.04%
Diversified Financial Services - 1.33%			Elwood Energy LLC
Aircastle Ltd			8.16%, 07/05/2026	127	141
5.00%, 04/01/2023	25	26	Emera US Finance LP
Ally Financial Inc			2.70%, 06/15/2021	185	185
3.25%, 11/05/2018	85	85	Enel Finance International NV
			2.88%, 05/25/2022(f)	200	199
5.75%, 11/20/2025	385	420
American Express Co			Exelon Corp
3.00%, 10/30/2024	345	344	2.85%, 06/15/2020	330	333
Brookfield Finance Inc			3.50%, 06/01/2022	125	127
4.70%, 09/20/2047	270	283	4.45%, 04/15/2046	35	38
Brookfield Finance LLC			5.10%, 06/15/2045	115	136
4.00%, 04/01/2024	445	461	Fortis Inc/Canada
Charles Schwab Corp/The			2.10%, 10/04/2021	185	181
5.00%, 12/31/2049 (h),(i)	275	276	3.06%, 10/04/2026	275	266
3 Month LIBOR + 2.58%			Georgia Power Co
Credit Acceptance Corp			4.30%, 03/15/2042	100	106
6.13%, 02/15/2021	105	106	4.30%, 03/15/2043	80	85
7.38%, 03/15/2023	65	68	Indiantown Cogeneration LP
E*TRADE Financial Corp			9.77%, 12/15/2020	76	81
5.30%, 12/31/2049 (h),(i)	145	146	Kentucky Utilities Co
3 Month LIBOR + 3.16%			3.30%, 10/01/2025	190	195
Fly Leasing Ltd			Louisville Gas & Electric Co
6.38%, 10/15/2021	200	209	3.30%, 10/01/2025	115	118
GE Capital International Funding Co			MidAmerican Energy Co
Unlimited Co			4.25%, 05/01/2046	205	230
4.42%, 11/15/2035	658	712	Mirant Mid-Atlantic Series C Pass Through
			Trust
			10.06%, 12/30/2028	127	127

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Electric (continued)			Food (continued)
NRG Energy Inc			Clearwater Seafoods Inc
5.75%, 01/15/2028 (f)	$50	$51	6.88%, 05/01/2025(f)	$80	$80
6.63%, 01/15/2027	110	116	Gruma SAB de CV
Oncor Electric Delivery Co LLC			4.88%, 12/01/2024(f)	350	374
5.25%, 09/30/2040	120	150	Grupo Bimbo SAB de CV
Pacific Gas & Electric Co			4.88%, 06/27/2044(f)	200	207
3.30%, 12/01/2027 (f)	220	218	Ingles Markets Inc
PacifiCorp			5.75%, 06/15/2023	90	91
2.95%, 06/01/2023	705	719	JBS USA LUX SA / JBS USA Finance Inc
3.85%, 06/15/2021	150	157	5.75%, 06/15/2025(f)	55	53
PPL Electric Utilities Corp			7.25%, 06/01/2021(f)	25	25
3.95%, 06/01/2047	150	162	Kraft Heinz Foods Co
4.75%, 07/15/2043	115	137	2.80%, 07/02/2020	460	463
PPL WEM Ltd / Western Power Distribution			4.38%, 06/01/2046	115	114
Ltd			5.00%, 07/15/2035	80	87
5.38%, 05/01/2021 (f)	440	472	5.20%, 07/15/2045	140	154
Southern Co/The			Lamb Weston Holdings Inc
2.95%, 07/01/2023	145	145	4.63%, 11/01/2024(f)	20	21
4.25%, 07/01/2036	105	111	4.88%, 11/01/2026(f)	65	68
4.40%, 07/01/2046	60	64	McCormick & Co Inc/MD
5.50%, 03/15/2057 (i)	485	514	3.40%, 08/15/2027	195	198
3 Month LIBOR + 3.63%			Post Holdings Inc
Southwestern Public Service Co			5.00%, 08/15/2026(f)	145	143
3.70%, 08/15/2047	260	266	5.75%, 03/01/2027(f)	30	31
State Grid Overseas Investment 2016 Ltd			Sigma Alimentos SA de CV
3.50%, 05/04/2027	250	251	4.13%, 05/02/2026(f)	250	252
Virginia Electric & Power Co			TreeHouse Foods Inc
4.00%, 01/15/2043	35	37	6.00%, 02/15/2024(f)	85	88
4.45%, 02/15/2044	125	141	Want Want China Finance Ltd
4.65%, 08/15/2043	65	76	2.88%, 04/27/2022	200	198
		$8,671	Wm Wrigley Jr Co
Electronics - 0.06%			2.40%, 10/21/2018(f)	235	236
Tech Data Corp			3.38%, 10/21/2020(f)	415	425
3.70%, 02/15/2022	145	145			$3,853
Tyco Electronics Group SA			Forest Products & Paper - 0.25%
7.13%, 10/01/2037	20	29	Domtar Corp
		$174	6.25%, 09/01/2042	225	247
Engineering & Construction - 0.10%			International Paper Co
MasTec Inc			3.00%, 02/15/2027	135	131
4.88%, 03/15/2023	70	71	4.35%, 08/15/2048	185	193
SBA Tower Trust			4.40%, 08/15/2047	75	78
2.90%, 10/11/2044 (f)	170	170	Mercer International Inc
Tutor Perini Corp			5.50%, 01/15/2026(f)	25	25
6.88%, 05/01/2025 (f)	60	65	Sappi Papier Holding GmbH
		$306	7.50%, 06/15/2032(f)	50	53
Entertainment - 0.25%					$727
CCM Merger Inc			Gas - 0.28%
6.00%, 03/15/2022 (f)	85	87	Boston Gas Co
Eldorado Resorts Inc			3.15%, 08/01/2027(f)	215	214
6.00%, 04/01/2025	35	36	Dominion Energy Gas Holdings LLC
7.00%, 08/01/2023	85	91	2.80%, 11/15/2020	260	262
GLP Capital LP / GLP Financing II Inc			4.80%, 11/01/2043	10	11
4.38%, 04/15/2021	30	31	NGL Energy Partners LP / NGL Energy
5.38%, 04/15/2026	80	86	Finance Corp
International Game Technology PLC			6.88%, 10/15/2021	5	5
6.50%, 02/15/2025 (f)	200	223	7.50%, 11/01/2023	145	150
Lions Gate Entertainment Corp			Southern Co Gas Capital Corp
5.88%, 11/01/2024 (f)	70	74	4.40%, 05/30/2047	165	177
Penn National Gaming Inc					$819
5.63%, 01/15/2027 (f)	50	52	Healthcare - Products - 1.19%
Scientific Games International Inc			Abbott Laboratories
7.00%, 01/01/2022 (f)	35	37	2.90%, 11/30/2021	195	197
10.00%, 12/01/2022	30	33	4.90%, 11/30/2046	475	545
		$750	Becton Dickinson and Co
Food - 1.31%			2.54%, 06/06/2022	165	166
Arcor SAIC			3 Month LIBOR + 1.03%
6.00%, 07/06/2023 (f)	210	223	3.70%, 06/06/2027	1,035	1,043
BI-LO LLC / BI-LO Finance Corp			4.67%, 06/06/2047	290	314
9.25%, 02/15/2019 (f)	110	105	DJO Finco Inc / DJO Finance LLC / DJO
Cencosud SA			Finance Corp
4.38%, 07/17/2027 (f)	220	217	8.13%, 06/15/2021(f)	75	70

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)
Healthcare - Products (continued)			Housewares - 0.06%
Hill-Rom Holdings Inc			Newell Brands Inc
5.75%, 09/01/2023 (f)	$60	$63	3.85%, 04/01/2023	$65	$67
Kinetic Concepts Inc / KCI USA Inc			5.00%, 11/15/2023	115	122
7.88%, 02/15/2021 (f)	70	73			$189
Medtronic Inc			Insurance - 1.43%
2.50%, 03/15/2020	165	166	American Equity Investment Life Holding
4.38%, 03/15/2035	245	276	Co
Teleflex Inc			5.00%, 06/15/2027	70	72
4.88%, 06/01/2026	40	42	American International Group Inc
Universal Hospital Services Inc			3.75%, 07/10/2025	190	196
7.63%, 08/15/2020	165	165	3.88%, 01/15/2035	100	100
Zimmer Biomet Holdings Inc			4.50%, 07/16/2044	250	269
2.00%, 04/01/2018	285	285	Arch Capital Finance LLC
3.15%, 04/01/2022	95	95	4.01%, 12/15/2026	265	276
		$3,500	5.03%, 12/15/2046	85	99
Healthcare - Services - 0.94%			AssuredPartners Inc
Centene Corp			7.00%, 08/15/2025(f)	60	60
4.75%, 05/15/2022	105	109	Brighthouse Financial Inc
5.63%, 02/15/2021	40	41	3.70%, 06/22/2027(f)	875	860
6.13%, 02/15/2024	60	63	4.70%, 06/22/2047(f)	355	362
HCA Inc			Chubb Corp/The
4.50%, 02/15/2027	75	75	3.61%, 04/15/2037	310	308
4.75%, 05/01/2023	245	252	3 Month LIBOR + 2.25%
5.00%, 03/15/2024	225	234	Liberty Mutual Group Inc
5.25%, 04/15/2025	105	111	4.49%, 03/07/2067(f)	260	255
5.50%, 06/15/2047	170	170	3 Month LIBOR + 2.91%
5.88%, 03/15/2022	10	11	Markel Corp
Humana Inc			3.50%, 11/01/2027	130	129
3.85%, 10/01/2024	195	203	4.30%, 11/01/2047	95	98
3.95%, 03/15/2027	275	285	5.00%, 04/05/2046	280	317
4.95%, 10/01/2044	159	183	Prudential Financial Inc
MPH Acquisition Holdings LLC			5.63%, 06/15/2043(i)	225	244
7.13%, 06/01/2024 (f)	130	138	3 Month LIBOR + 3.92%
Polaris Intermediate Corp			Voya Financial Inc
8.50%, PIK 9.25%, 12/01/2022 (f),(g),(k)	100	104	5.65%, 05/15/2053(i)	405	431
Tenet Healthcare Corp			3 Month LIBOR + 3.58%
4.63%, 07/15/2024 (f)	95	93	XLIT Ltd
7.50%, 01/01/2022 (f)	35	37	3.82%, 12/31/2049(h)	135	121
8.13%, 04/01/2022	90	92	3 Month LIBOR + 2.46%
UnitedHealth Group Inc					$4,197
4.63%, 07/15/2035	335	390	Internet - 0.81%
WellCare Health Plans Inc			Alibaba Group Holding Ltd
5.25%, 04/01/2025	155	163	3.13%, 11/28/2021	250	253
		$2,754	3.40%, 12/06/2027	725	725
Home Builders - 0.22%			4.20%, 12/06/2047	215	224
Beazer Homes USA Inc			Amazon.com Inc
8.75%, 03/15/2022	75	83	2.80%, 08/22/2024(f)	325	324
Century Communities Inc			Baidu Inc
5.88%, 07/15/2025	165	166	2.88%, 07/06/2022	225	222
Lennar Corp			3.00%, 06/30/2020	200	201
4.50%, 04/30/2024	151	155	3.63%, 07/06/2027	200	198
4.75%, 11/29/2027 (f)	55	56	Netflix Inc
4.88%, 12/15/2023	40	42	4.38%, 11/15/2026	85	83
Taylor Morrison Communities Inc / Taylor			Zayo Group LLC / Zayo Capital Inc
Morrison Holdings II Inc			6.00%, 04/01/2023	140	146
5.63%, 03/01/2024 (f)	70	73			$2,376
TRI Pointe Group Inc			Iron & Steel - 0.67%
5.25%, 06/01/2027	15	15	AK Steel Corp
Williams Scotsman International Inc			6.38%, 10/15/2025	75	74
7.88%, 12/15/2022 (f)	60	62	7.00%, 03/15/2027	35	36
		$652	7.50%, 07/15/2023	50	54
Home Equity Asset Backed Securities - 0.07%			7.63%, 10/01/2021	25	26
Saxon Asset Securities Trust 2004-1			ArcelorMittal
3.02%, 03/25/2035	127	75	7.50%, 10/15/2039	255	326
1 Month LIBOR + 1.70%			Cleveland-Cliffs Inc
Specialty Underwriting & Residential Finance			4.88%, 01/15/2024(f)	40	40
Trust Series 2004-BC1			Commercial Metals Co
2.32%, 02/25/2035	123	121	4.88%, 05/15/2023	77	79
1 Month LIBOR + 0.77%			Signode Industrial Group Lux SA/Signode
		$196	Industrial Group US Inc
			6.38%, 05/01/2022(f)	150	157

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Iron & Steel (continued)			Media (continued)
United States Steel Corp			DISH DBS Corp
6.88%, 08/15/2025	$100	$104	5.88%, 11/15/2024	$110	$107
Vale Overseas Ltd			6.75%, 06/01/2021	105	110
4.38%, 01/11/2022	400	414	7.75%, 07/01/2026	25	26
6.25%, 08/10/2026	330	382	7.88%, 09/01/2019	274	293
6.88%, 11/21/2036	200	245	Myriad International Holdings BV
Vale SA			4.85%, 07/06/2027(f)	200	207
5.63%, 09/11/2042	30	33	NBCUniversal Enterprise Inc
		$1,970	2.04%, 04/15/2018(f)	195	195
Leisure Products & Services - 0.08%			3 Month LIBOR + 0.69%
Constellation Merger Sub Inc			NBCUniversal Media LLC
8.50%, 09/15/2025 (f)	105	103	4.45%, 01/15/2043	250	273
Silversea Cruise Finance Ltd			Radiate Holdco LLC / Radiate Finance Inc
7.25%, 02/01/2025 (f)	120	129	6.63%, 02/15/2025(f)	145	137
		$232	Time Warner Cable LLC
Lodging - 0.29%			5.88%, 11/15/2040	135	147
Boyd Gaming Corp			6.75%, 07/01/2018	120	123
6.88%, 05/15/2023	45	48	Time Warner Inc
CRC Escrow Issuer LLC / CRC Finco Inc			2.10%, 06/01/2019	135	135
5.25%, 10/15/2025 (f)	145	146	3.60%, 07/15/2025	200	200
Jack Ohio Finance LLC / Jack Ohio Finance 1			3.88%, 01/15/2026	175	177
Corp			4.05%, 12/15/2023	135	141
6.75%, 11/15/2021 (f)	110	116	Viacom Inc
MGM Resorts International			4.38%, 03/15/2043	110	95
6.00%, 03/15/2023	80	86	Virgin Media Finance PLC
6.63%, 12/15/2021	30	33	6.00%, 10/15/2024(f)	200	205
Wyndham Worldwide Corp			Ziggo Secured Finance BV
2.50%, 03/01/2018	305	305	5.50%, 01/15/2027(f)	150	149
Wynn Las Vegas LLC / Wynn Las Vegas					$6,578
Capital Corp			Metal Fabrication & Hardware - 0.01%
5.25%, 05/15/2027 (f)	110	112	Park-Ohio Industries Inc
		$846	6.63%, 04/15/2027	35	38
Machinery - Construction & Mining - 0.03%
BlueLine Rental Finance Corp / BlueLine			Mining - 0.79%
Rental LLC			Aleris International Inc
9.25%, 03/15/2024 (f)	85	91	7.88%, 11/01/2020	55	54
			9.50%, 04/01/2021(f)	30	32
Machinery - Diversified - 0.05%			Barrick North America Finance LLC
Cloud Crane LLC			4.40%, 05/30/2021	53	56
10.13%, 08/01/2024 (f)	120	135	5.75%, 05/01/2043	25	31
			BHP Billiton Finance USA Ltd
Media - 2.23%			5.00%, 09/30/2043	45	55
21st Century Fox America Inc			Corp Nacional del Cobre de Chile
4.75%, 09/15/2044	30	34	3.63%, 08/01/2027(f)	200	200
5.40%, 10/01/2043	230	285	4.50%, 09/16/2025(f)	200	214
6.15%, 02/15/2041	35	46	First Quantum Minerals Ltd
6.40%, 12/15/2035	210	279	7.50%, 04/01/2025(f)	200	217
AMC Networks Inc			FMG Resources August 2006 Pty Ltd
4.75%, 08/01/2025	115	114	5.13%, 05/15/2024(f)	25	25
5.00%, 04/01/2024	50	51	9.75%, 03/01/2022(f)	120	133
CCO Holdings LLC / CCO Holdings Capital			Freeport-McMoRan Inc
Corp			4.55%, 11/14/2024	80	81
5.13%, 05/01/2023 (f)	345	352	6.88%, 02/15/2023	30	33
5.13%, 05/01/2027 (f)	55	54	Glencore Funding LLC
5.50%, 05/01/2026 (f)	35	36	3.00%, 10/27/2022(f)	45	45
5.75%, 02/15/2026 (f)	30	31	3.88%, 10/27/2027(f)	250	247
Charter Communications Operating LLC /			IAMGOLD Corp
Charter Communications Operating Capital			7.00%, 04/15/2025(f)	145	150
4.20%, 03/15/2028	180	179	Newmont Mining Corp
6.48%, 10/23/2045	205	239	4.88%, 03/15/2042	115	128
Comcast Corp			6.25%, 10/01/2039	70	90
3.15%, 03/01/2026	160	161	Northwest Acquisitions ULC / Dominion
3.38%, 02/15/2025	335	344	Finco Inc
Cox Communications Inc			7.13%, 11/01/2022(f)	25	26
3.15%, 08/15/2024 (f)	150	148	Taseko Mines Ltd
CSC Holdings LLC			8.75%, 06/15/2022(f)	105	107
10.13%, 01/15/2023 (f)	215	242	Teck Resources Ltd
Discovery Communications LLC			3.75%, 02/01/2023	60	60
3.95%, 03/20/2028	605	602	6.25%, 07/15/2041	125	143
5.00%, 09/20/2037	245	254	8.50%, 06/01/2024(f)	15	17
5.20%, 09/20/2047	390	407	Yamana Gold Inc
			4.63%, 12/15/2027(f)	170	171
					$2,315

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Miscellaneous Manufacturers - 0.49%			Mortgage Backed Securities (continued)
Bombardier Inc			JP Morgan Mortgage Trust 2016-3
6.13%, 01/15/2023 (f)	$30	$29	3.50%, 10/25/2046(f),(g)	$478	$485
7.50%, 12/01/2024 (f)	70	71	Sequoia Mortgage Trust 2016-3
7.50%, 03/15/2025 (f)	185	186	3.50%, 11/25/2046(f),(g)	1,314	1,331
8.75%, 12/01/2021 (f)	40	44	Washington Mutual Mortgage Pass-Through
General Electric Co			Certificates WMALT Series 2006-AR1 Trust
2.70%, 10/09/2022	340	340	1.80%, 02/25/2036	104	89
6.88%, 01/10/2039	240	346	1 Month LIBOR + 0.25%
Ingersoll-Rand Global Holding Co Ltd					$7,017
2.88%, 01/15/2019	150	151	Office & Business Equipment - 0.06%
RBS Global Inc / Rexnord LLC			Xerox Corp
4.88%, 12/15/2025 (f)	30	30	4.07%, 03/17/2022	170	172
Siemens Financieringsmaatschappij NV
2.70%, 03/16/2022 (f)	250	252	Oil & Gas - 2.93%
		$1,449	Anadarko Petroleum Corp
Mortgage Backed Securities - 2.38%			3.45%, 07/15/2024	250	249
Fannie Mae REMIC Trust 2005-W2			6.60%, 03/15/2046	75	96
1.75%, 05/25/2035	63	62	Ascent Resources Utica Holdings LLC / ARU
1 Month LIBOR + 0.20%			Finance Corp
Fannie Mae REMICS			10.00%, 04/01/2022 (f)	120	129
2.25%, 07/25/2040	126	123	BP Capital Markets PLC
3.00%, 04/25/2022 (j)	572	26	1.95%, 05/10/2019	650	653
3.00%, 04/25/2027 (j)	333	31	3 Month LIBOR + 0.54%
3.50%, 11/25/2027 (j)	233	23	3.02%, 01/16/2027	165	164
3.50%, 07/25/2028 (j)	462	48	3.72%, 11/28/2028	165	173
3.50%, 03/25/2031 (j)	571	45	Canadian Natural Resources Ltd
4.55%, 02/25/2043 (j)	461	85	3.90%, 02/01/2025	145	149
1 Month LIBOR + 6.10%			4.95%, 06/01/2047	85	95
4.55%, 09/25/2046 (j)	856	136	Carrizo Oil & Gas Inc
1 Month LIBOR + 6.10%			7.50%, 09/15/2020	54	55
4.55%, 09/25/2046 (j)	395	69	8.25%, 07/15/2025	30	33
1 Month LIBOR + 6.10%			Chesapeake Energy Corp
4.55%, 09/25/2046 (j)	393	63	8.00%, 12/15/2022(f)	70	75
1 Month LIBOR + 6.10%			8.00%, 01/15/2025(f)	25	25
4.60%, 09/25/2047 (j)	980	208	8.00%, 06/15/2027(f)	90	86
1 Month LIBOR + 6.15%			Chesapeake Oil Op/Fin Escrow Shares
4.95%, 03/25/2022 (j)	51	3	0.00%, 11/15/2019(a),(b),(d)	90	—
1 Month LIBOR + 6.50%			Concho Resources Inc
Freddie Mac REMICS			3.75%, 10/01/2027	165	167
1.93%, 06/15/2023	1	1	4.38%, 01/15/2025	350	364
1 Month LIBOR + 0.45%			Continental Resources Inc/OK
3.00%, 09/15/2025 (j)	153	6	3.80%, 06/01/2024	270	267
3.00%, 03/15/2026 (j)	349	16	4.50%, 04/15/2023	70	71
3.00%, 05/15/2027 (j)	390	24	CrownRock LP / CrownRock Finance Inc
3.00%, 10/15/2027 (j)	144	12	5.63%, 10/15/2025(f)	95	95
3.50%, 11/15/2020 (j)	439	17	Devon Energy Corp
3.50%, 09/15/2026 (j)	824	80	5.60%, 07/15/2041	115	136
4.00%, 11/15/2038 (j)	869	66	Ecopetrol SA
Ginnie Mae			7.38%, 09/18/2043	65	78
4.50%, 04/16/2044 (j)	383	71	Encana Corp
4.60%, 06/20/2046 (j)	894	187	5.15%, 11/15/2041	245	267
1 Month LIBOR + 6.10%			6.50%, 02/01/2038	45	57
4.70%, 09/20/2044 (j)	913	171	6.63%, 08/15/2037	50	64
1 Month LIBOR + 6.20%			Endeavor Energy Resources LP / EER Finance
4.70%, 11/20/2045 (j)	2,465	465	Inc
1 Month LIBOR + 6.20%			5.50%, 01/30/2026(f)	35	36
4.70%, 08/20/2047 (j)	992	255	EP Energy LLC / Everest Acquisition Finance
1 Month LIBOR + 6.20%			Inc
4.70%, 09/20/2047 (j)	3,474	781	8.00%, 11/29/2024(f)	60	62
1 Month LIBOR + 6.20%			9.38%, 05/01/2020	55	46
4.70%, 09/20/2047 (j)	1,292	295	Extraction Oil & Gas Inc
1 Month LIBOR + 6.20%			7.38%, 05/15/2024(f)	75	80
4.70%, 11/20/2047 (j)	999	206	Exxon Mobil Corp
1 Month LIBOR + 6.20%			2.22%, 03/01/2021	360	359
4.75%, 06/20/2044 (j)	1,416	211	4.11%, 03/01/2046	30	34
1 Month LIBOR + 6.25%			Gulfport Energy Corp
5.16%, 04/16/2042 (j)	1,551	326	6.38%, 05/15/2025	75	75
1 Month LIBOR + 6.65%			Halcon Resources Corp
HomeBanc Mortgage Trust 2005-5			6.75%, 02/15/2025(f)	65	68
1.89%, 01/25/2036	426	424	Hess Infrastructure Partners LP / Hess
1 Month LIBOR + 0.34%			Infrastructure Partners Finance Corp
JP Morgan Mortgage Trust 2016-2			5.63%, 02/15/2026(f)	100	103
2.86%, 06/25/2046 (f),(g)	576	576

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas (continued)			Other Asset Backed Securities - 0.61%
Kerr-McGee Corp			CNH Equipment Trust 2014-C
7.88%, 09/15/2031	$115	$153	1.65%, 09/15/2021	$500	$499
Marathon Oil Corp			Dell Equipment Finance Trust 2015-2
6.60%, 10/01/2037	155	194	1.72%, 09/22/2020(f)	72	72
Marathon Petroleum Corp			Dell Equipment Finance Trust 2017-2
4.75%, 09/15/2044	36	38	2.47%, 10/24/2022(f)	500	497
MEG Energy Corp			Kubota Credit Owner Trust 2015-1
6.50%, 01/15/2025 (f)	145	143	1.54%, 03/15/2019(f)	199	199
Oasis Petroleum Inc			MMAF Equipment Finance LLC 2017-B
6.50%, 11/01/2021	65	66	1.93%, 10/15/2020(f)	500	499
6.88%, 03/15/2022	45	46	Washington Mutural Asset-Backed
6.88%, 01/15/2023	140	143	Certificates WMABS Series 2006-HE1 Trust
Petrobras Global Finance BV			1.73%, 04/25/2036	20	20
5.30%, 01/27/2025 (f)	240	241	1 Month LIBOR + 0.18%
7.38%, 01/17/2027	625	688			$1,786
Petroleos Mexicanos			Packaging & Containers - 0.69%
6.50%, 03/13/2027 (f)	125	137	Ardagh Packaging Finance PLC / Ardagh
6.50%, 03/13/2027 (f)	200	219	Holdings USA Inc
6.88%, 08/04/2026	60	68	6.00%, 02/15/2025(f)	200	210
Pioneer Natural Resources Co			BWAY Holding Co
3.45%, 01/15/2021	280	286	7.25%, 04/15/2025(f)	140	144
4.45%, 01/15/2026	35	37	Crown Americas LLC / Crown Americas
Seven Generations Energy Ltd			Capital Corp V
5.38%, 09/30/2025 (f)	50	50	4.25%, 09/30/2026	43	42
Shell International Finance BV			Crown Cork & Seal Co Inc
4.00%, 05/10/2046	135	144	7.38%, 12/15/2026	132	154
Sinopec Group Overseas Development 2017			Flex Acquisition Co Inc
Ltd			6.88%, 01/15/2025(f)	100	104
2.50%, 09/13/2022 (f)	325	317	OI European Group BV
Southwestern Energy Co			4.00%, 03/15/2023(f)	35	35
7.75%, 10/01/2027	115	123	Packaging Corp of America
Suncor Energy Inc			3.40%, 12/15/2027	120	120
4.00%, 11/15/2047	260	266	4.50%, 11/01/2023	420	452
Sunoco LP / Sunoco Finance Corp			Reynolds Group Issuer Inc / Reynolds Group
5.50%, 08/01/2020	60	62	Issuer LLC / Reynolds Group Issuer
6.38%, 04/01/2023	90	95	(Luxembourg) S.A.
Ultra Resources Inc			4.86%, 07/15/2021(f)	40	41
6.88%, 04/15/2022 (f)	65	65	3 Month LIBOR + 3.50%
Unit Corp			5.13%, 07/15/2023(f)	140	145
6.63%, 05/15/2021	80	81	7.00%, 07/15/2024(f)	15	16
Whiting Petroleum Corp			WestRock RKT Co
5.75%, 03/15/2021	60	62	3.50%, 03/01/2020	565	575
6.25%, 04/01/2023	75	77			$2,038
6.63%, 01/15/2026 (f)	20	20	Pharmaceuticals - 1.30%
WildHorse Resource Development Corp			AbbVie Inc
6.88%, 02/01/2025	75	77	4.45%, 05/14/2046	135	147
WPX Energy Inc			Allergan Funding SCS
5.25%, 09/15/2024	45	45	3.45%, 03/15/2022	320	325
7.50%, 08/01/2020	67	73	3.85%, 06/15/2024	1,140	1,168
YPF SA			4.55%, 03/15/2035	185	196
6.95%, 07/21/2027 (f)	185	196	4.85%, 06/15/2044	325	348
		$8,623	Pfizer Inc
Oil & Gas Services - 0.43%			4.40%, 05/15/2044	90	103
Archrock Partners LP / Archrock Partners			Shire Acquisitions Investments Ireland DAC
Finance Corp			2.40%, 09/23/2021	475	468
6.00%, 10/01/2022	80	80	2.88%, 09/23/2023	335	329
Baker Hughes a GE Co LLC / Baker Hughes			3.20%, 09/23/2026	440	430
Co-Obligor Inc			Valeant Pharmaceuticals International
2.77%, 12/15/2022 (f)	330	330	6.75%, 08/15/2021(f)	35	35
3.34%, 12/15/2027 (f)	290	290	Valeant Pharmaceuticals International Inc
4.08%, 12/15/2047 (f)	100	102	5.38%, 03/15/2020(f)	160	160
Halliburton Co			5.50%, 11/01/2025(f)	55	56
4.75%, 08/01/2043	165	180	5.63%, 12/01/2021(f)	50	49
PHI Inc					$3,814
5.25%, 03/15/2019	65	65	Pipelines - 2.00%
Schlumberger Investment SA			Abu Dhabi Crude Oil Pipeline LLC
3.30%, 09/14/2021 (f)	85	87	3.65%, 11/02/2029(f)	200	199
Weatherford International Ltd			Andeavor Logistics LP
4.50%, 04/15/2022	30	27	6.88%, 12/31/2049(h),(i)	275	279
8.25%, 06/15/2023	45	45	3 Month LIBOR + 4.65%
9.88%, 02/15/2024	50	53
		$1,259

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Pipelines (continued)			Private Equity (continued)
Andeavor Logistics LP / Tesoro Logistics			Icahn Enterprises LP / Icahn Enterprises
Finance Corp			Finance Corp (continued)
3.50%, 12/01/2022	$105	$105	6.38%, 12/15/2025(f)	$65	$65
4.25%, 12/01/2027	70	71			$228
5.25%, 01/15/2025	30	32	Real Estate - 0.04%
6.25%, 10/15/2022	5	5	Crescent Communities LLC/Crescent
Antero Midstream Partners LP / Antero			Ventures Inc
Midstream Finance Corp			8.88%, 10/15/2021(f)	103	109
5.38%, 09/15/2024	35	36
Boardwalk Pipelines LP			Regional Authority - 0.07%
5.95%, 06/01/2026	130	145	Provincia de Buenos Aires/Argentina
Buckeye Partners LP			7.88%, 06/15/2027(f)	175	194
3.95%, 12/01/2026	70	69
Cheniere Corpus Christi Holdings LLC			REITs - 1.49%
5.13%, 06/30/2027	255	264	Alexandria Real Estate Equities Inc
Columbia Pipeline Group Inc			3.45%, 04/30/2025	640	638
3.30%, 06/01/2020	400	406	American Campus Communities Operating
Enable Midstream Partners LP			Partnership LP
4.40%, 03/15/2027	145	147	3.35%, 10/01/2020	235	240
Enbridge Inc			3.63%, 11/15/2027	245	242
6.00%, 01/15/2077 (i)	165	172	4.13%, 07/01/2024	205	213
3 Month LIBOR + 3.89%			American Tower Corp
Energy Transfer Equity LP			3.60%, 01/15/2028	380	378
5.88%, 01/15/2024	75	79	CC Holdings GS V LLC / Crown Castle GS
Energy Transfer LP			III Corp
4.05%, 03/15/2025	150	150	3.85%, 04/15/2023	510	526
4.75%, 01/15/2026	55	57	Equinix Inc
4.90%, 03/15/2035	100	99	5.38%, 04/01/2023	115	119
5.30%, 04/15/2047	95	94	5.38%, 05/15/2027	40	43
EnLink Midstream Partners LP			5.88%, 01/15/2026	40	43
4.40%, 04/01/2024	320	330	Healthcare Trust of America Holdings LP
5.05%, 04/01/2045	150	148	3.50%, 08/01/2026	325	320
Enterprise Products Operating LLC			3.75%, 07/01/2027	290	289
4.85%, 03/15/2044	135	147	Iron Mountain Inc
Kinder Morgan Energy Partners LP			4.38%, 06/01/2021(f)	115	117
4.70%, 11/01/2042	300	290	5.25%, 03/15/2028(f)	10	10
Kinder Morgan Inc/DE			Iron Mountain US Holdings Inc
3.05%, 12/01/2019	100	101	5.38%, 06/01/2026(f)	65	67
5.63%, 11/15/2023 (f)	215	237	iStar Inc
MPLX LP			5.25%, 09/15/2022	50	50
4.50%, 07/15/2023	290	306	6.00%, 04/01/2022	45	47
5.20%, 03/01/2047	85	93	6.50%, 07/01/2021	30	31
NuStar Logistics LP			MGM Growth Properties Operating
5.63%, 04/28/2027	100	102	Partnership LP / MGP Finance Co-Issuer Inc
ONEOK Partners LP			5.63%, 05/01/2024	95	101
4.90%, 03/15/2025	20	21	MPT Operating Partnership LP / MPT Finance
Phillips 66 Partners LP			Corp
4.90%, 10/01/2046	50	53	5.00%, 10/15/2027	25	25
Plains All American Pipeline LP / PAA			6.38%, 03/01/2024	15	16
Finance Corp			Trust F/1401
4.50%, 12/15/2026	195	198	6.95%, 01/30/2044(f)	250	272
Sabine Pass Liquefaction LLC			Welltower Inc
4.20%, 03/15/2028	150	152	4.00%, 06/01/2025	355	367
5.75%, 05/15/2024	215	239	4.25%, 04/01/2026	210	220
Summit Midstream Holdings LLC / Summit					$4,374
Midstream Finance Corp			Retail - 0.91%
5.75%, 04/15/2025	80	81	1011778 BC ULC / New Red Finance Inc
TransCanada PipeLines Ltd			5.00%, 10/15/2025(f)	145	146
4.63%, 03/01/2034	135	151	Claire's Stores Inc
7.13%, 01/15/2019	95	100	9.00%, 03/15/2019(f)	54	35
Western Gas Partners LP			CVS Health Corp
4.65%, 07/01/2026	115	119	4.75%, 12/01/2022	460	493
5.45%, 04/01/2044	205	218	4.88%, 07/20/2035	190	210
Williams Partners LP			5.00%, 12/01/2024	410	446
3.60%, 03/15/2022	245	251	5.13%, 07/20/2045	5	6
5.10%, 09/15/2045	125	137	CVS Pass-Through Trust
		$5,883	7.51%, 01/10/2032(f)	48	59
Private Equity - 0.08%			Dollar Tree Inc
Icahn Enterprises LP / Icahn Enterprises			5.75%, 03/01/2023	80	84
Finance Corp			Golden Nugget Inc
4.88%, 03/15/2019	55	55	6.75%, 10/15/2024(f)	130	132
6.00%, 08/01/2020	105	108	Home Depot Inc/The
			3.35%, 09/15/2025	215	222

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

	Principal		Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Retail (continued)			Sovereign (continued)
Home Depot Inc/The (continued)			Colombia Government International Bond
3.90%, 06/15/2047	$100	$106	3.88%, 04/25/2027	$400	$407
5.88%, 12/16/2036	20	27	Croatia Government International Bond
JC Penney Corp Inc			6.00%, 01/26/2024	200	228
5.65%, 06/01/2020	45	41	6.38%, 03/24/2021	200	220
5.88%, 07/01/2023 (f)	25	24	Dominican Republic International Bond
KFC Holding Co/Pizza Hut Holdings			5.95%, 01/25/2027(f)	175	189
LLC/Taco Bell of America LLC			5.95%, 01/25/2027	100	108
4.75%, 06/01/2027 (f)	50	51	Egypt Government International Bond
5.00%, 06/01/2024 (f)	75	77	6.13%, 01/31/2022(f)	200	209
5.25%, 06/01/2026 (f)	80	84	Hungary Government International Bond
L Brands Inc			5.38%, 02/21/2023	120	134
6.88%, 11/01/2035	120	121	Indonesia Government International Bond
Lowe's Cos Inc			3.50%, 01/11/2028	200	199
3.10%, 05/03/2027	75	75	5.38%, 10/17/2023(f)	500	557
Macy's Retail Holdings Inc			Kuwait International Government Bond
6.90%, 04/01/2029	25	27	2.75%, 03/20/2022(f)	200	199
McDonald's Corp			Mexico Government International Bond
2.10%, 12/07/2018	75	75	4.00%, 10/02/2023	130	136
2.75%, 12/09/2020	85	86	4.75%, 03/08/2044	210	212
PetSmart Inc			Nigeria Government International Bond
5.88%, 06/01/2025 (f)	85	65	6.50%, 11/28/2027(f)	200	208
		$2,692	Panama Government International Bond
Savings & Loans - 0.40%			3.88%, 03/17/2028	200	209
Nationwide Building Society			Peruvian Government International Bond
4.12%, 10/18/2032 (f)	1,165	1,165	5.63%, 11/18/2050	45	58
USD ICE SWAP Rate NY 5 + 1.85%			Qatar Government International Bond
			2.38%, 06/02/2021	200	196
Semiconductors - 0.53%			3.25%, 06/02/2026	400	390
KLA-Tencor Corp			Republic of Poland Government International
4.13%, 11/01/2021	185	193	Bond
NXP BV / NXP Funding LLC			3.25%, 04/06/2026	60	61
3.88%, 09/01/2022 (f)	250	253	Republic of South Africa Government
QUALCOMM Inc			International Bond
2.11%, 01/30/2023	205	205	4.30%, 10/12/2028	200	193
3 Month LIBOR + 0.73%			Romanian Government International Bond
2.90%, 05/20/2024	130	127	4.88%, 01/22/2024(f)	130	143
4.30%, 05/20/2047	375	378	Russian Foreign Bond - Eurobond
Xilinx Inc			4.75%, 05/27/2026	200	212
2.95%, 06/01/2024	405	402	Saudi Government International Bond
		$1,558	2.38%, 10/26/2021	400	390
Software - 0.76%			2.88%, 03/04/2023(f)	200	197
Activision Blizzard Inc			Turkey Government International Bond
6.13%, 09/15/2023 (f)	70	74	5.75%, 03/22/2024	400	423
First Data Corp			6.00%, 03/25/2027	200	213
5.00%, 01/15/2024 (f)	195	201	Ukraine Government International Bond
j2 Cloud Services LLC / j2 Global Co-Obligor			7.38%, 09/25/2032(f)	200	197
Inc			7.75%, 09/01/2026	225	232
6.00%, 07/15/2025 (f)	20	21			$7,137
Microsoft Corp			Student Loan Asset Backed Securities - 1.47%
1.55%, 08/08/2021	120	117	Navient Student Loan Trust 2015-1
2.00%, 11/03/2020	170	169	1.85%, 09/26/2022	318	318
2.00%, 08/08/2023	215	209	1 Month LIBOR + 0.30%
2.40%, 08/08/2026	195	188	Navient Student Loan Trust 2017-3
3.70%, 08/08/2046	320	334	1.85%, 07/26/2066(f)	1,291	1,292
4.45%, 11/03/2045	110	129	1 Month LIBOR + 0.30%
4.50%, 02/06/2057	90	106	SMB Private Education Loan Trust 2016-B
MSCI Inc			2.13%, 11/15/2023(f)	180	180
5.25%, 11/15/2024 (f)	75	79	1 Month LIBOR + 0.65%
5.75%, 08/15/2025 (f)	25	27	SMB Private Education Loan Trust 2017-B
Oracle Corp			1.62%, 06/17/2024(f)	2,000	2,000
2.95%, 11/15/2024	175	176	1 Month LIBOR + 0.27%
4.00%, 11/15/2047	240	256	SoFi Professional Loan Program 2016-D
4.38%, 05/15/2055	130	145	LLC
		$2,231	1.53%, 04/25/2033(f)	123	123
Sovereign - 2.42%			Sofi Professional Loan Program 2017-B LLC
Argentine Republic Government International			1.83%, 05/25/2040(f)	424	422
Bond					$4,335
5.63%, 01/26/2022	555	586	Telecommunications - 2.44%
6.25%, 04/22/2019	250	261	AT&T Inc
7.50%, 04/22/2026	150	170	2.30%, 02/14/2023	95	96
			3 Month LIBOR + 0.89%
			3.40%, 05/15/2025	85	84

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Telecommunications (continued)				Transportation (continued)
AT&T Inc	(continued)			Navios South American Logistics Inc / Navios
3.90%, 08/14/2027		$480	$483	Logistics Finance US Inc
4.10%, 02/15/2028 (f)		91	91	7.25%, 05/01/2022(f)	$185	$177
4.30%, 02/15/2030 (f)		550	548	Union Pacific Corp
4.75%, 05/15/2046		450	440	3.75%, 03/15/2024	555	587
4.90%, 08/14/2037		560	567	4.38%, 11/15/2065	60	66
5.15%, 03/15/2042		50	52			$1,350
5.15%, 02/14/2050		45	46	Trucking & Leasing - 0.05%
5.45%, 03/01/2047		565	604	DAE Funding LLC
6.38%, 03/01/2041		135	159	4.50%, 08/01/2022(f)	50	49
Cisco Systems Inc				5.00%, 08/01/2024(f)	95	94
2.20%, 02/28/2021		135	135			$143
5.50%, 01/15/2040		50	66	TOTAL BONDS		$199,215
Digicel Group Ltd
8.25%, 09/30/2020 (f)		200	197		Principal
				SENIOR FLOATING RATE INTERESTS -2.16%	Amount (000's)	Value (000's)
Empresa Nacional de Telecomunicaciones
SA				Aerospace & Defense - 0.01%
4.75%, 08/01/2026 (f)		200	209	Sequa Mezzanine Holdings LLC, Term Loan
				B
Frontier Communications Corp				0.00%, 11/28/2021(l),(m)	$25	$25
7.13%, 01/15/2023		30	20	US LIBOR + 5.50%
11.00%, 09/15/2025		130	96
Goodman Networks Inc				Automobile Manufacturers - 0.05%
8.00%, 05/11/2022		33	22	Navistar Inc, Term Loan B
GTT Communications Inc				4.90%, 11/06/2024(m)	155	155
7.88%, 12/31/2024 (f)		120	127
				US LIBOR + 3.50%
Intelsat Jackson Holdings SA
5.50%, 08/01/2023		135	110	Automobile Parts & Equipment - 0.02%
8.00%, 02/15/2024 (f)		90	95
				American Axle & Manufacturing Inc, Term
Level 3 Financing Inc				Loan B
5.13%, 05/01/2023		35	35	3.71%, 04/06/2024(m)	69	69
5.38%, 01/15/2024		80	80	US LIBOR + 2.25%
Level 3 Parent LLC
5.75%, 12/01/2022		55	55	Beverages - 0.01%
Ooredoo International Finance Ltd				Arterra Wines Canada Inc, Term Loan B1
3.88%, 01/31/2028		250	248	4.38%, 12/15/2023(m)	25	25
Sprint Capital Corp				US LIBOR + 2.75%
6.88%, 11/15/2028		170	171
Sprint Communications Inc				Building Materials - 0.03%
6.00%, 11/15/2022		10	10	GYP Holdings III Corp, Term Loan
7.00%, 08/15/2020		135	143	4.38%, 04/01/2023(m)	86	87
9.00%, 11/15/2018 (f)		7	7
				US LIBOR + 3.00%
Sprint Corp
7.13%, 06/15/2024		140	142	Chemicals - 0.10%
7.88%, 09/15/2023		135	144	A Schulman Inc, Term Loan B
Telecom Italia Capital SA				4.66%, 06/01/2022(m)	51	52
6.38%, 11/15/2033		25	29	US LIBOR + 3.25%
T-Mobile USA Inc				Aruba Investments Inc, Term Loan B
5.13%, 04/15/2025		320	332	4.94%, 02/02/2022(m)	14	14
6.00%, 04/15/2024		95	101	US LIBOR + 3.50%
6.50%, 01/15/2024		30	32	Emerald Performance Materials LLC, Term
6.50%, 01/15/2026		95	104	Loan
VEON Holdings BV				9.32%, 08/01/2022(m)	105	105
3.95%, 06/16/2021 (f)		400	401
				US LIBOR + 6.75%
Verizon Communications Inc				Methanol Holdings Trinidad Ltd, Term Loan
5.01%, 08/21/2054		396	405	B
5.25%, 03/16/2037		260	286	5.07%, 06/30/2022(m)	111	111
ViaSat Inc				US LIBOR + 3.50%
5.63%, 09/15/2025 (f)		10	10
						$282
Wind Tre SpA				Commercial Services - 0.12%
5.00%, 01/20/2026 (f)		200	188
				Garda World Security Corp, Term Loan B
			$7,170	4.97%, 05/24/2024(m)	85	86
Transportation - 0.46%				US LIBOR + 4.00%
Eletson Holdings Inc
9.63%, 01/15/2022 (f)		110	58	Prime Security Services Borrower LLC, Term
				Loan B
FedEx Corp				4.32%, 05/02/2022(m)	109	110
5.10%, 01/15/2044		75	87	US LIBOR + 2.75%
Navios Maritime Acquisition Corp / Navios				Team Health Holdings Inc, Term Loan B
Acquisition Finance US Inc				4.32%, 02/06/2024(m)	80	77
8.13%, 11/15/2021 (f)		190	161
				US LIBOR + 2.75%
Navios Maritime Holdings Inc / Navios
Maritime Finance II US Inc
7.38%, 01/15/2022 (f)		140	113
11.25%, 08/15/2022 (f)		105	101

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Commercial Services (continued)			Healthcare - Products (continued)
TMS International Corp, Term Loan B			Kinetic Concepts Inc, Term Loan B
4.47%, 08/14/2024 (m)	$90	$90	4.94%, 02/02/2024(m)	$104	$104
US LIBOR + 3.00%			US LIBOR + 3.25%
		$363			$148
Computers - 0.06%			Healthcare - Services - 0.06%
Dell International LLC, Term Loan B			Acadia Healthcare Co Inc, Term Loan B2
3.57%, 09/07/2023 (m)	109	109	4.14%, 02/16/2023(m)	43	44
US LIBOR + 2.00%			US LIBOR + 2.75%
McAfee LLC, Term Loan B			DaVita Inc, Term Loan B
6.07%, 09/30/2024 (m)	60	60	4.32%, 06/24/2021(m)	19	19
US LIBOR + 4.50%			US LIBOR + 2.75%
		$169	MPH Acquisition Holdings LLC, Term Loan
Consumer Products - 0.05%			B
Prestige Brands Inc, Term Loan B4			4.69%, 06/07/2023(m)	75	75
4.32%, 01/26/2024 (m)	157	158	US LIBOR + 3.00%
US LIBOR + 2.75%			Radnet Management Inc, Term Loan B1
			5.11%, 06/30/2023(m)	52	53
Distribution & Wholesale - 0.01%			US LIBOR + 3.75%
Beacon Roofing Supply Inc, Term Loan B					$191
0.00%, 10/11/2024 (l),(m)	40	40	Insurance - 0.10%
US LIBOR + 2.25%			Asurion LLC, Term Loan B2
			7.57%, 08/04/2025(m)	195	200
Diversified Financial Services - 0.06%			US LIBOR + 6.00%
Delos Finance Sarl, Term Loan B			Asurion LLC, Term Loan B5
3.69%, 10/06/2023 (m)	65	66	4.57%, 11/03/2023(m)	95	96
US LIBOR + 2.00%			US LIBOR + 3.00%
Russell Investments US Institutional Holdco					$296
Inc, Term Loan B			Leisure Products & Services - 0.08%
5.94%, 06/01/2023 (m)	104	104	ClubCorp Holdings Inc, Term Loan B
US LIBOR + 5.75%			4.94%, 09/18/2024(m)	83	84
		$170	US LIBOR + 3.25%
Electric - 0.01%			Intrawest Resorts Holdings Inc, Term Loan
Dynegy Inc, Term Loan C			B1
4.25%, 02/07/2024 (m)	45	45	4.82%, 07/31/2024(m)	141	142
US LIBOR + 2.75%			US LIBOR + 3.25%
					$226
Entertainment - 0.16%			Lodging - 0.06%
CCM Merger Inc, Term Loan B			Caesars Resort Collection LLC, Term Loan
4.32%, 08/06/2021 (m)	127	127	B
US LIBOR + 2.75%			4.34%, 12/22/2024(m)	90	91
Eldorado Resorts Inc, Term Loan B			US LIBOR + 2.75%
3.77%, 04/17/2024 (m)	20	20	Golden Nugget Inc/NV, Term Loan
US LIBOR + 2.25%			4.77%, 10/04/2023(m)	25	25
Lions Gate Entertainment Corp, Term Loan			US LIBOR + 3.25%
B			Hilton Worldwide Finance LLC, Term Loan
3.82%, 12/08/2023 (m)	92	92	B2
US LIBOR + 2.25%			3.55%, 10/25/2023(m)	62	62
WMG Acquisition Corp, Term Loan E			US LIBOR + 2.00%
3.64%, 11/01/2023 (m)	229	228			$178
US LIBOR + 2.25%			Media - 0.07%
		$467	Altice Financing SA, Term Loan B
Food - 0.10%			4.11%, 07/15/2025(m)	50	48
B&G Foods Inc, Term Loan B3			US LIBOR + 2.75%
3.59%, 11/02/2022 (m)	64	64	Unitymedia Finance LLC, Term Loan B
US LIBOR + 2.00%			3.73%, 09/30/2025(m)	50	50
JBS USA LUX SA, Term Loan B			US LIBOR + 2.25%
4.10%, 10/30/2022 (m)	89	88	Univision Communications Inc, Term Loan
US LIBOR + 2.50%			C5
Post Holdings Inc, Term Loan B			4.32%, 03/15/2024(m)	111	111
3.82%, 05/24/2024 (m)	139	140	US LIBOR + 2.75%
US LIBOR + 2.25%					$209
		$292	Oil & Gas - 0.17%
Forest Products & Paper - 0.04%			California Resources Corp, Term Loan
Caraustar Industries Inc, Term Loan			6.24%, 11/14/2022(m)	145	144
7.19%, 03/14/2022 (m)	104	104	US LIBOR + 4.75%
US LIBOR + 5.50%			11.88%, 12/31/2021 (m)	130	143
			US LIBOR + 10.37%
Healthcare - Products - 0.05%			Chesapeake Energy Corp, Term Loan FILO
DJO Finance LLC, Term Loan B			1.5
4.70%, 06/08/2020 (m)	45	44	8.95%, 08/23/2021(m)	100	106
US LIBOR + 3.25%			US LIBOR + 7.50%

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Oil & Gas (continued)			Telecommunications - 0.31%
Seadrill Operating LP, Term Loan B			Avaya Inc, Term Loan B-EXIT
4.69%, 02/21/2021 (m)	$129	$104	6.23%, 11/08/2024(m)	$205	$202
US LIBOR + 3.00%			US LIBOR + 4.75%
		$497	CenturyLink Inc, Term Loan B
Packaging & Containers - 0.10%			4.32%, 01/31/2025(m)	45	43
Berry Global Inc, Term Loan M			US LIBOR + 2.75%
3.77%, 10/01/2022 (m)	32	32	GTT Communications Inc, Term Loan B
US LIBOR + 2.25%			4.88%, 01/09/2024(m)	73	73
Coveris Holdings SA, Term Loan			US LIBOR + 3.25%
5.94%, 06/29/2022 (m)	69	69	Level 3 Parent LLC, Term Loan B
US LIBOR + 4.25%			3.65%, 02/22/2024(m)	140	140
Flex Acquisition Co Inc, Term Loan			US LIBOR + 2.25%
4.34%, 12/29/2023 (m)	40	40	Maxar Technologies Ltd, Term Loan B
US LIBOR + 3.00%			4.10%, 10/04/2024(m)	300	301
Kloeckner Pentaplast of America Inc, Term			US LIBOR + 2.75%
Loan B			Sprint Communications Inc, Term Loan B
5.94%, 06/30/2022 (m)	110	110	4.12%, 02/02/2024(m)	64	65
US LIBOR + 4.25%			US LIBOR + 2.50%
Reynolds Group Holdings Inc, Term Loan B			West Corp, Term Loan
4.32%, 02/05/2023 (m)	45	45	5.35%, 10/10/2024(m)	90	90
US LIBOR + 2.75%			US LIBOR + 4.00%
		$296			$914
REITs - 0.11%			TOTAL SENIOR FLOATING RATE INTERESTS		$6,356
Americold Realty Operating Partnership LP,			U.S. GOVERNMENT & GOVERNMENT	Principal
Term Loan B			AGENCY OBLIGATIONS - 32.26%	Amount (000's)	Value (000's)
5.32%, 12/01/2022 (m)	15	15	Federal Home Loan Mortgage Corporation (FHLMC) - 4.15%
US LIBOR + 3.75%			3.00%, 11/01/2042	$356	$358
GEO Group Inc/The, Term Loan B			3.00%, 03/01/2043	1,592	1,601
3.95%, 03/22/2024 (m)	149	149	3.00%, 01/01/2047	2,777	2,789
US LIBOR + 2.25%			3.38%, 02/01/2037	22	23
iStar Inc, Term Loan B			12 Month LIBOR + 1.63%
4.45%, 10/01/2021 (m)	114	115	3.50%, 04/01/2046	1,740	1,793
US LIBOR + 3.75%			3.61%, 02/01/2034	2	2
MGM Growth Properties Operating			12 Month LIBOR + 1.99%
Partnership LP, Term Loan B			4.00%, 04/01/2047	481	507
3.82%, 04/25/2023 (m)	39	40	4.00%, 11/01/2047	789	828
US LIBOR + 2.25%			4.50%, 07/01/2024	27	28
		$319	4.50%, 12/01/2043	1,365	1,458
Retail - 0.16%			4.50%, 09/01/2044	332	355
Academy Ltd, Term Loan B			4.50%, 03/01/2046	383	413
5.55%, 07/01/2022 (m)	189	148	5.00%, 05/01/2018	6	6
US LIBOR + 4.00%			5.00%, 06/01/2031	138	149
Dollar Tree Inc, Term Loan B2			5.00%, 10/01/2035	52	57
4.19%, 07/06/2022 (m)	135	136	5.00%, 06/01/2041	1,418	1,548
US LIBOR + 4.25%			6.00%, 06/01/2032	28	32
JC Penney Corp Inc, Term Loan B			6.00%, 10/01/2032	17	19
5.74%, 06/23/2023 (m)	43	40	6.00%, 01/01/2038	80	92
US LIBOR + 4.25%			6.50%, 03/01/2029	4	5
KFC Holding Co, Term Loan B			6.50%, 05/01/2029	6	7
3.49%, 06/16/2023 (m)	74	75	6.50%, 04/01/2031	3	3
US LIBOR + 2.00%			6.50%, 02/01/2032	6	6
Michaels Stores Inc, Term Loan B1			6.50%, 05/01/2032	6	6
4.29%, 01/30/2023 (m)	59	59	6.50%, 04/01/2035	9	10
US LIBOR + 2.75%			7.00%, 12/01/2029	15	16
PetSmart Inc, Term Loan B			7.00%, 06/01/2030	4	4
0.00%, 03/11/2022 (l),(m)	10	8	7.00%, 12/01/2030	2	2
US LIBOR + 3.00%			7.00%, 01/01/2031	1	1
		$466	7.00%, 01/01/2031	2	3
Semiconductors - 0.02%			7.00%, 12/01/2031	33	34
Micron Technology Inc, Term Loan B			7.50%, 04/01/2030	3	3
3.39%, 04/26/2022 (m)	46	46	7.50%, 03/01/2031	10	12
US LIBOR + 2.00%			8.00%, 09/01/2030	35	37
					$12,207
Software - 0.04%			Federal National Mortgage Association (FNMA) - 12.57%
Evergreen Skills Lux Sarl, Term Loan			2.50%, 03/01/2030	667	669
4.38%, 05/01/2021 (m)	64	64	3.00%, 01/01/2028(n)	950	968
US LIBOR + 4.75%			3.00%, 10/01/2030	1,803	1,839
First Data Corp, Term Loan			3.00%, 03/01/2034	400	409
3.80%, 07/08/2022 (m)	55	55	3.00%, 11/01/2042	946	953
US LIBOR + 2.25%			3.00%, 05/01/2043	221	223
		$119	3.00%, 01/01/2046(n)	3,950	3,950

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Federal National Mortgage Association (FNMA) (continued)			Government National Mortgage Association (GNMA) (continued)
3.22%, 07/01/2034	$1	$1	4.00%, 10/20/2047	$100	$105
U.S. Treasury 1-Year Note + 2.22%			4.50%, 09/15/2039	688	742
3.50%, 04/01/2030	491	510	4.50%, 11/15/2040	148	158
3.50%, 08/01/2034	482	502	4.50%, 07/20/2045	398	420
3.50%, 01/01/2041	50	52	5.00%, 02/15/2034	295	320
3.50%, 11/01/2042	1,091	1,131	5.00%, 10/15/2034	106	115
3.50%, 01/01/2043 (n)	1,625	1,668	5.00%, 10/20/2039	58	63
3.50%, 07/01/2043	395	409	5.00%, 07/20/2040	33	35
3.50%, 07/01/2043	1,083	1,120	5.00%, 02/15/2042	116	126
3.50%, 09/01/2044	2,442	2,522	5.50%, 12/20/2033	146	162
3.50%, 11/01/2044	2,093	2,163	5.50%, 05/20/2035	16	18
3.50%, 11/01/2045	3,379	3,497	6.00%, 01/20/2029	27	31
3.50%, 04/01/2046	671	689	6.00%, 07/20/2029	5	6
4.00%, 10/01/2019	13	13	6.00%, 12/15/2033	30	34
4.00%, 08/01/2020	95	98	6.00%, 12/20/2036	79	89
4.00%, 03/01/2034	538	574	6.50%, 03/20/2028	4	5
4.00%, 11/01/2040	1,673	1,770	6.50%, 05/20/2029	4	5
4.00%, 09/01/2043	737	777	6.50%, 12/15/2032	379	420
4.00%, 06/01/2044	361	379	7.00%, 03/15/2031	13	14
4.00%, 05/01/2045	579	608	7.50%, 05/15/2029	17	17
4.00%, 12/01/2045	939	984	8.00%, 12/15/2030	7	8
4.00%, 01/01/2047 (n)	500	523			$14,077
4.00%, 04/01/2047	479	507	U.S. Treasury - 10.76%
4.00%, 05/01/2047	957	1,002	1.25%, 10/31/2021	1,555	1,506
4.00%, 06/01/2047	976	1,029	1.25%, 07/31/2023	1,405	1,332
4.00%, 10/01/2047	498	522	1.38%, 01/31/2020	5,825	5,763
4.50%, 07/01/2025	63	67	1.38%, 03/31/2020	250	247
4.50%, 11/01/2040	1,058	1,139	1.38%, 04/30/2020	300	296
4.50%, 09/01/2041	301	322	1.50%, 08/15/2026	1,770	1,647
4.50%, 12/01/2044	172	184	1.63%, 10/31/2023	370	357
5.00%, 02/01/2035	184	201	1.75%, 04/30/2022	3,385	3,327
5.00%, 10/01/2041	240	259	1.88%, 11/30/2021	2,550	2,529
5.00%, 02/01/2044	653	720	2.00%, 05/31/2021	720	719
5.50%, 06/01/2019	11	11	2.00%, 10/31/2021	540	538
5.50%, 07/01/2019	5	5	2.00%, 02/15/2025	1,300	1,271
5.50%, 07/01/2019	3	3	2.13%, 11/30/2023(o)	1,140	1,131
5.50%, 08/01/2019	1	1	2.25%, 08/15/2046	190	171
5.50%, 08/01/2019	7	7	2.75%, 08/15/2042	210	212
5.50%, 10/01/2019	10	10	2.88%, 08/15/2045	545	559
5.50%, 10/01/2019	15	15	3.00%, 11/15/2044	1,450	1,523
5.50%, 12/01/2022	21	23	3.00%, 05/15/2045	190	200
5.50%, 07/01/2033	286	316	3.00%, 11/15/2045	2,000	2,100
5.50%, 04/01/2035	25	27	3.13%, 02/15/2042	590	634
5.50%, 08/01/2036	596	660	3.13%, 08/15/2044	70	75
5.50%, 02/01/2037	7	8	3.75%, 11/15/2043	1,500	1,787
5.50%, 05/01/2040	45	49	4.75%, 02/15/2037	2,810	3,744
6.00%, 05/01/2031	3	3			$31,668
6.00%, 07/01/2035	184	208	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
6.00%, 02/01/2037	170	192	OBLIGATIONS		$94,924
6.00%, 02/01/2038	71	80	Total Investments		$305,768
6.50%, 03/01/2032	5	5	Other Assets and Liabilities - (3.91)%		$(11,514)
6.50%, 07/01/2037	61	69	TOTAL NET ASSETS - 100.00%		$294,254
6.50%, 07/01/2037	32	35
6.50%, 02/01/2038	48	56
6.50%, 03/01/2038	20	22	(a) Non-income producing security
6.50%, 09/01/2038	176	197	(b)	The value of these investments was determined using significant
7.00%, 02/01/2032	16	17	unobservable inputs.
		$36,972	(c)	Restricted Security. Please see Restricted Security Sub-Schedule for more
Government National Mortgage Association (GNMA) - 4.78%			information.
2.75%, 07/20/2043	169	172	(d)	Fair value of these investments is determined in good faith by the Manager
U.S. Treasury 1-Year Note + 1.50%			under procedures established and periodically reviewed by the Board of
3.00%, 02/15/2043	483	489	Directors. Certain inputs used in the valuation may be unobservable;
3.00%, 07/20/2044	740	750	however, each security is evaluated individually for purposes of ASC 820
3.00%, 01/20/2046	535	540	which results in not all securities being identified as Level 3 of the fair
3.50%, 01/15/2042 (n)	2,500	2,585	value hierarchy. At the end of the period, the fair value of these securities
3.50%, 04/20/2046	237	247	totaled $82 or 0.03% of net assets.
3.50%, 10/20/2046	389	404	(e)	Affiliated Security. Please see affiliated sub-schedule for transactional
3.50%, 01/01/2047	4,050	4,187	information.
4.00%, 02/15/2042	186	195	(f)	Security exempt from registration under Rule 144A of the Securities Act of
4.00%, 06/20/2046	97	103	1933. These securities may be resold in transactions exempt from
4.00%, 02/20/2047	141	149	registration, normally to qualified institutional buyers. At the end of the
4.00%, 08/20/2047	1,194	1,258	period, the value of these securities totaled $55,116 or 18.73% of net
4.00%, 09/20/2047	100	105	assets.

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2017

(g)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(h)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(i)	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate and may convert to a variable rate or floating rate in the future.
(j)	Security is an Interest Only Strip.
(k)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(l)	This Senior Floating Rate Note will settle after December 31, 2017, at which time the interest rate will be determined.
(m)	Rate information disclosed is based on an average weighted rate as of December 31, 2017.
(n)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(o)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $188 or 0.06% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Mortgage Securities		29.29%
Financial		14.50%
Government		13.25%
Asset Backed Securities		9.62%
Consumer, Non-cyclical		8.88%
Communications		5.91%
Energy		5.60%
Consumer, Cyclical		3.86%
Utilities		3.25%
Technology		2.90%
Industrial		2.76%
Basic Materials		2.41%
Investment Companies		1.68%
Other Assets and Liabilities		(3.91)%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases			Sales		December 31, 2017
	Value			Cost	Proceeds			Value
Principal Government Money Market Fund		$—		$7,366		$2,428		$4,938
		$—		$7,366		$2,428		$4,938

		Realized Gain/Loss			Realized Gain from			Change in Unrealized
	Income	on Investments			Capital Gain Distributions			Gain/Loss
Principal Government Money Market Fund	$2		$—				$—	$—
	$2		$—				$—	$—
Amounts in thousands

Restricted Securities

Security Name	Acquisition Date				Cost		Value	Percent of Net Assets
Goodman Networks Inc		06/01/2017			$—		$7	0.00%
Goodman Networks Inc		06/01/2017			—		—	0.00%
Pinnacle Operating Corp		03/09/2017			40		75	0.03%
Total							$82	0.03%

Amounts in thousands.
Futures Contracts

Description and Expiration Date	Type	Contracts		Notional Amount		Value and Unrealized Appreciation/(Depreciation)
US 10 Year Note; March 2018	Short		24		$2,977			$22
US 10 Year Ultra Note; March 2018	Short		71		9,483			51
US 2 Year Note; March 2018	Short		38		8,136			17
US 5 Year Note; March 2018	Long		28		3,252			(17)
US Long Bond; March 2018	Long		14		2,142			(4)
US Ultra Bond; March 2018	Long		15		2,515			12
Total								$81

Amounts in thousands except contracts.

See accompanying notes.

			Schedule of Investments
			Diversified Balanced Account
			December 31, 2017

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 15.07%
International Equity Index Fund (a)	7,629,752		$82,402
MidCap S&P 400 Index Fund (a)	2,213,365		47,366
SmallCap S&P 600 Index Fund (a)	1,741,523		47,143
			$176,911
Principal Variable Contracts Funds, Inc. Class 1 - 84.96%
Bond Market Index Account (a)	56,673,629		588,839
LargeCap S&P 500 Index Account (a)	22,625,264		408,611
			$997,450
TOTAL INVESTMENT COMPANIES			$1,174,361
PREFERRED STOCKS - 0.00%	Shares Held	Value (000's)
Agriculture - 0.00%
Pinnacle Operating Corp 0.00% (b),(c),(d),(e)	5,058		$5

TOTAL PREFERRED STOCKS			$5
	Principal
BONDS - 0.00%	Amount (000's)		Value (000's)
Agriculture - 0.00%
Pinnacle Operating Corp
9.00%, 05/15/2023 (f)		$5	$4

Oil & Gas - 0.00%
Chesapeake Oil Op/Fin Escrow Shares
0.00%, 11/15/2019 (b),(c),(e)		5	—

TOTAL BONDS			$4
Total Investments			$1,174,370
Other Assets and Liabilities - (0.03)%			$(295)
TOTAL NET ASSETS - 100.00%			$1,174,075

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.
(b)	Non-income producing security
(c)	The value of these investments was determined using significant unobservable inputs.
(d)	Restricted Security. Please see Restricted Security Sub-Schedule for more information.
(e)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $5 or 0.00% of net assets.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $4 or 0.00% of net assets.

Portfolio Summary (unaudited)
Fund Type	Percent
Fixed Income Funds	50.16%
Domestic Equity Funds	42.85%
International Equity Funds	7.02%
Energy	0.00%
Consumer, Non-cyclical	0.00%
Other Assets and Liabilities	(0.03)%
TOTAL NET ASSETS	100.00%

Restricted Securities

Security Name	Acquisition Date	Cost		Value		Percent of Net Assets
Pinnacle Operating Corp	03/09/2017		$2		$5	0.00%
Total					$5	0.00%

Amounts in thousands.

See accompanying notes.

	Schedule of Investments
	Diversified Balanced Account
	December 31, 2017

Affiliated Securities	December 31, 2016	Purchases	Sales	December 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Bond Market Index Account	$553,173	$91,853	$63,814	$588,839
International Equity Index Fund(a)	77,211	4,557	88,138	—
International Equity Index Fund(b)	—	79,663	5,921	82,402
LargeCap S&P 500 Index Account	380,898	40,563	76,166	408,611
MidCap S&P 400 Index Fund (b)	—	38,124	5,664	47,366
MidCap S&P 400 Index Fund (a)	44,371	3,707	36,868	—
SmallCap S&P 600 Index Fund(a)	44,281	4,640	34,295	—
SmallCap S&P 600 Index Fund(b)	—	36,765	7,195	47,143
	$1,099,934	$299,872	$318,061	$1,174,361

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Bond Market Index Account	$10,620	$(28)	$—	$7,655
International Equity Index Fund(a)	—	(19)	—	6,389
International Equity Index Fund(b)	2,457	3	349	8,657
LargeCap S&P 500 Index Account	15,119	8,771	—	54,545
MidCap S&P 400 Index Fund (b)	737	320	2,534	14,586
MidCap S&P 400 Index Fund (a)	—	38	—	(11,248)
SmallCap S&P 600 Index Fund(a)	—	(19)	—	(14,607)
SmallCap S&P 600 Index Fund(b)	942	472	2,043	17,101
	$29,875	$9,538	$4,926	$83,078
Amounts in thousands.

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
Diversified Balanced Managed Volatility Account
December 31, 2017

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 15.07%
International Equity Index Fund (a)	1,176,248	$12,703
MidCap S&P 400 Index Fund (a)	341,220	7,302
SmallCap S&P 600 Index Fund (a)	268,480	7,268
		$27,273
Principal Variable Contracts Funds, Inc. Class 1 - 84.96%
Bond Market Index Account (a)	8,737,135	90,779
LargeCap S&P 500 Managed Volatility Index	4,694,733	63,004
Account (a)
		$153,783
TOTAL INVESTMENT COMPANIES		$181,056
Total Investments		$181,056
Other Assets and Liabilities - (0.03)%		$(51)
TOTAL NET ASSETS - 100.00%		$181,005

(a) Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		50.15%
Domestic Equity Funds		42.86%
International Equity Funds		7.02%
Other Assets and Liabilities		(0.03)%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Bond Market Index Account		$84,846		$13,061	$8,322		$90,779
International Equity Index Fund(a)		—		12,373	809		12,703
International Equity Index Fund(b)		11,844		516	13,540		—
LargeCap S&P 500 Managed Volatility		58,516		8,282	10,150		63,004
Index Account
MidCap S&P 400 Index Fund (a)		—		7,354	823		7,302
MidCap S&P 400 Index Fund (b)		6,805		468	7,067		—
SmallCap S&P 600 Index Fund(b)		6,791		610	6,931		—
SmallCap S&P 600 Index Fund(a)		—		7,403	1,051		7,268
		$168,802		$50,067	$48,693		$181,056

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Bond Market Index Account	$1,618		$—			$—	$1,194
International Equity Index Fund(a)	379		—			54	1,139
International Equity Index Fund(b)	—		1			—	1,179
LargeCap S&P 500 Managed Volatility
Index Account	4,709		453			—	5,903
MidCap S&P 400 Index Fund (a)	113		38			390	733
MidCap S&P 400 Index Fund (b)	—		3			—	(209)
SmallCap S&P 600 Index Fund(b)	—		—			—	(470)
SmallCap S&P 600 Index Fund(a)	144		55			315	861
	$6,963		$550			$759	$10,330
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
	Diversified Balanced Volatility Control Account
		December 31, 2017

INVESTMENT COMPANIES - 99.49%	Shares Held	Value (000's)
Exchange Traded Funds - 20.19%
iShares Core S&P 500 ETF	27,435	$7,376

Principal Funds, Inc. Class R-6 - 15.39%
International Equity Index Fund (a)	240,745	2,600
MidCap S&P 400 Index Fund (a)	70,464	1,508
SmallCap S&P 600 Index Fund (a)	55,852	1,512
		$5,620
Principal Variable Contracts Funds, Inc. Class 1 - 63.91%
Bond Market Index Account (a)	1,700,651	17,669
LargeCap S&P 500 Index Account (a)	314,004	5,671
		$23,340
TOTAL INVESTMENT COMPANIES		$36,336
Total Investments		$36,336
Other Assets and Liabilities - 0.51%		$186
TOTAL NET ASSETS - 100.00%		$36,522

(a) Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		48.38%
Domestic Equity Funds		23.80%
Investment Companies		20.19%
International Equity Funds		7.12%
Other Assets and Liabilities		0.51%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases	Sales	December 31, 2017
		Value	Cost(c)	Proceeds(c)	Value
Bond Market Index Account		$—	$18,239	$503	$17,669
International Equity Index Fund(a)		—	632	632	—
International Equity Index Fund(b)		—	2,614	70	2,600
LargeCap S&P 500 Index Account		—	5,536	159	5,671
MidCap S&P 400 Index Fund (b)		—	1,543	40	1,508
MidCap S&P 400 Index Fund (a)		—	361	361	—
SmallCap S&P 600 Index Fund(a)		—	361	361	—
SmallCap S&P 600 Index Fund(b)		—	1,536	40	1,512
		$—	$30,822	$2,166	$28,960

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Bond Market Index Account	$174	$—	$—	$(67)
International Equity Index Fund(a)	—	—	—	—
International Equity Index Fund(b)	75	—	10	56
LargeCap S&P 500 Index Account	106	—	—	294
MidCap S&P 400 Index Fund (b)	22	—	76	5
MidCap S&P 400 Index Fund (a)	—	—	—	—
SmallCap S&P 600 Index Fund(a)	—	—	—	—
SmallCap S&P 600 Index Fund(b)	29	—	62	16
	$406	$—	$148	$304
Amounts in thousands.

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
		Diversified Growth Account
		December 31, 2017

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 20.11%
International Equity Index Fund (a)	36,661,125	$395,940
MidCap S&P 400 Index Fund (a)	9,305,342	199,135
SmallCap S&P 600 Index Fund (a)	7,321,765	198,200
		$793,275
Principal Variable Contracts Funds, Inc. Class 1 - 79.92%
Bond Market Index Account (a)	133,435,777	1,386,397
LargeCap S&P 500 Index Account (a)	97,843,905	1,767,061
		$3,153,458
TOTAL INVESTMENT COMPANIES		$3,946,733
Total Investments		$3,946,733
Other Assets and Liabilities - (0.03)%		$(1,020)
TOTAL NET ASSETS - 100.00%		$3,945,713

(a) Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		54.85%
Fixed Income Funds		35.14%
International Equity Funds		10.04%
Other Assets and Liabilities		(0.03)%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases	Sales	December 31, 2017
		Value	Cost(c)	Proceeds(c)	Value
Bond Market Index Account		$1,265,935	$205,406	$103,061	$1,386,397
International Equity Index Fund(a)		360,604	10,525	408,400	—
International Equity Index Fund(b)		—	383,498	21,477	395,940
LargeCap S&P 500 Index Account		1,601,038	109,491	213,485	1,767,061
MidCap S&P 400 Index Fund (b)		—	168,886	17,797	199,135
MidCap S&P 400 Index Fund (a)		181,307	9,792	158,149	—
SmallCap S&P 600 Index Fund(a)		180,942	13,970	150,826	—
SmallCap S&P 600 Index Fund(b)		—	166,833	24,669	198,200
		$3,589,826	$1,068,401	$1,097,864	$3,946,733

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Bond Market Index Account	$24,458	$5	$—	$18,112
International Equity Index Fund(a)	—	(29)	—	37,300
International Equity Index Fund(b)	11,792	(6)	1,671	33,925
LargeCap S&P 500 Index Account	63,953	16,699	—	253,318
MidCap S&P 400 Index Fund (b)	3,081	939	10,604	47,107
MidCap S&P 400 Index Fund (a)	—	59	—	(33,009)
SmallCap S&P 600 Index Fund(a)	—	(8)	—	(44,078)
SmallCap S&P 600 Index Fund(b)	3,943	1,320	8,549	54,716
	$107,227	$18,979	$20,824	$367,391
Amounts in thousands.

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
Diversified Growth Managed Volatility Account
December 31, 2017

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 20.11%
International Equity Index Fund (a)	3,298,818	$35,627
MidCap S&P 400 Index Fund (a)	837,303	17,919
SmallCap S&P 600 Index Fund (a)	658,819	17,834
		$71,380
Principal Variable Contracts Funds, Inc. Class 1 - 79.92%
Bond Market Index Account (a)	12,006,736	124,750
LargeCap S&P 500 Managed Volatility Index	11,849,975	159,026
Account (a)
		$283,776
TOTAL INVESTMENT COMPANIES		$355,156
Total Investments		$355,156
Other Assets and Liabilities - (0.03)%		$(94)
TOTAL NET ASSETS - 100.00%		$355,062

(a) Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		54.86%
Fixed Income Funds		35.13%
International Equity Funds		10.04%
Other Assets and Liabilities		(0.03)%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Bond Market Index Account		$110,572		$23,122	$10,548		$124,750
International Equity Index Fund(a)		—		34,484	2,020		35,627
International Equity Index Fund(b)		31,497		1,901	36,566		—
LargeCap S&P 500 Managed Volatility		140,048		23,041	19,687		159,026
Index Account
MidCap S&P 400 Index Fund (a)		—		17,798	1,701		17,919
MidCap S&P 400 Index Fund (b)		15,835		1,360	16,715		—
SmallCap S&P 600 Index Fund(b)		15,804		1,724	16,438		—
SmallCap S&P 600 Index Fund(a)		—		17,995	2,316		17,834
		$313,756		$121,425	$105,991		$355,156

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Bond Market Index Account	$2,192		$—			$—	$1,604
International Equity Index Fund(a)	1,060		1			150	3,162
International Equity Index Fund(b)	—		2			—	3,166
LargeCap S&P 500 Managed Volatility
Index Account	11,721		645			—	14,979
MidCap S&P 400 Index Fund (a)	277		76			953	1,746
MidCap S&P 400 Index Fund (b)	—		5			—	(485)
SmallCap S&P 600 Index Fund(b)	—		(1)			—	(1,089)
SmallCap S&P 600 Index Fund(a)	355		108			768	2,047
	$15,605		$836			$1,871	$25,130
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
	Diversified Growth Volatility Control Account
		December 31, 2017

INVESTMENT COMPANIES - 99.54%	Shares Held	Value (000's)
Exchange Traded Funds - 20.04%
iShares Core S&P 500 ETF	128,057	$34,428

Principal Funds, Inc. Class R-6 - 20.30%
International Equity Index Fund (a)	1,603,326	17,316
MidCap S&P 400 Index Fund (a)	409,925	8,772
SmallCap S&P 600 Index Fund (a)	324,685	8,789
		$34,877
Principal Variable Contracts Funds, Inc. Class 1 - 59.20%
Bond Market Index Account (a)	5,548,868	57,653
LargeCap S&P 500 Index Account (a)	2,437,767	44,026
		$101,679
TOTAL INVESTMENT COMPANIES		$170,984
Total Investments		$170,984
Other Assets and Liabilities - 0.46%		$785
TOTAL NET ASSETS - 100.00%		$171,769

(a) Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		35.85%
Fixed Income Funds		33.57%
Investment Companies		20.04%
International Equity Funds		10.08%
Other Assets and Liabilities		0.46%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases	Sales	December 31, 2017
		Value	Cost(c)	Proceeds(c)	Value
Bond Market Index Account		$—	$58,020	$173	$57,653
International Equity Index Fund(a)		—	4,657	4,657	—
International Equity Index Fund(b)		—	16,942	3	17,316
LargeCap S&P 500 Index Account		—	41,858	133	44,026
MidCap S&P 400 Index Fund (b)		—	8,760	2	8,772
MidCap S&P 400 Index Fund (a)		—	2,328	2,328	—
SmallCap S&P 600 Index Fund(a)		—	2,328	2,328	—
SmallCap S&P 600 Index Fund(b)		—	8,717	2	8,789
		$—	$143,610	$9,626	$136,556

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Bond Market Index Account	$548	$—	$—	$(194)
International Equity Index Fund(a)	—	—	—	—
International Equity Index Fund(b)	498	—	69	377
LargeCap S&P 500 Index Account	797	—	—	2,301
MidCap S&P 400 Index Fund (b)	130	—	443	14
MidCap S&P 400 Index Fund (a)	—	—	—	—
SmallCap S&P 600 Index Fund(a)	—	—	—	—
SmallCap S&P 600 Index Fund(b)	168	—	363	74
	$2,141	$—	$875	$2,572
Amounts in thousands.

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
Diversified Income Account
December 31, 2017

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 10.04%
International Equity Index Fund (a)	994,923	$10,745
MidCap S&P 400 Index Fund (a)	378,719	8,105
SmallCap S&P 600 Index Fund (a)	297,988	8,066
		$26,916
Principal Variable Contracts Funds, Inc. Class 1 - 89.99%
Bond Market Index Account (a)	16,812,840	174,685
LargeCap S&P 500 Index Account (a)	3,687,968	66,606
		$241,291
TOTAL INVESTMENT COMPANIES		$268,207
Total Investments		$268,207
Other Assets and Liabilities - (0.03)%		$(72)
TOTAL NET ASSETS - 100.00%		$268,135

(a) Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		65.15%
Domestic Equity Funds		30.87%
International Equity Funds		4.01%
Other Assets and Liabilities		(0.03)%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Bond Market Index Account		$165,826		$35,981	$29,378		$174,685
International Equity Index Fund(a)		10,174		704	11,834		—
International Equity Index Fund(b)		—		10,867	1,089		10,745
LargeCap S&P 500 Index Account		62,737		12,034	18,319		66,606
MidCap S&P 400 Index Fund (b)		—		7,739	1,236		8,105
MidCap S&P 400 Index Fund (a)		7,674		705	7,401		—
SmallCap S&P 600 Index Fund(a)		7,658		851	7,162		—
SmallCap S&P 600 Index Fund(b)		—		7,681	1,457		8,066
		$254,069		$76,562	$77,876		$268,207

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Bond Market Index Account	$3,045		$1			$—	$2,255
International Equity Index Fund(a)	—		—			—	956
International Equity Index Fund(b)	319		—			45	967
LargeCap S&P 500 Index Account	2,382		689			—	9,465
MidCap S&P 400 Index Fund (b)	123		59			423	1,543
MidCap S&P 400 Index Fund (a)	—		4			—	(982)
SmallCap S&P 600 Index Fund(a)	—		(2)			—	(1,345)
SmallCap S&P 600 Index Fund(b)	157		94			341	1,748
	$6,026		$845			$809	$14,607
Amounts in thousands.

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

     Schedule of Investments Diversified International Account December 31, 2017

COMMON STOCKS - 97.70%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 0.45%			Computers - 2.08%
Thales SA	12,198	$1,313	Atos SE	9,230	$1,342
			Capgemini SE	8,338	988
Agriculture - 0.25%			Fujitsu Ltd	356,000	2,524
KT&G Corp	6,951	749	Logitech International SA	37,674	1,269
					$6,123
Airlines - 0.69%			Cosmetics & Personal Care - 1.16%
Qantas Airways Ltd	215,983	847	Unilever NV	55,796	3,141
Ryanair Holdings PLC ADR(a)	11,481	1,196	Unilever PLC	5,292	294
		$2,043			$3,435
Apparel - 1.63%			Distribution & Wholesale - 3.23%
LVMH Moet Hennessy Louis Vuitton SE	13,018	3,821	Ferguson PLC	25,847	1,855
Moncler SpA	31,687	990	ITOCHU Corp	117,600	2,192
		$4,811	Mitsubishi Corp	117,100	3,229
Automobile Manufacturers - 3.93%			Sumitomo Corp	131,800	2,236
Ferrari NV	7,591	796			$9,512
Fiat Chrysler Automobiles NV (a)	110,857	1,979	Diversified Financial Services - 2.77%
Honda Motor Co Ltd	70,300	2,399	Amundi SA (c)	12,188	1,032
Maruti Suzuki India Ltd	13,174	2,006	Hana Financial Group Inc	31,516	1,465
Suzuki Motor Corp	28,000	1,621	Indiabulls Housing Finance Ltd	75,906	1,422
Volvo AB - B Shares	149,141	2,777	ORIX Corp	146,300	2,467
		$11,578	Shinhan Financial Group Co Ltd	27,717	1,279
Automobile Parts & Equipment - 0.36%			Zenkoku Hosho Co Ltd	12,000	515
Aisin Seiki Co Ltd	19,000	1,064			$8,180
			Electric - 1.36%
Banks - 12.92%			Enel SpA	228,348	1,404
Banco do Brasil SA	192,300	1,844	Iberdrola SA	233,603	1,808
Bank Negara Indonesia Persero Tbk PT	1,203,600	878	Power Grid Corp of India Ltd	251,659	789
Bank of Montreal	23,200	1,857			$4,001
Bank of Nova Scotia/The	34,000	2,194	Electrical Components & Equipment - 1.66%
CaixaBank SA	332,646	1,546	Brother Industries Ltd	26,200	644
Credicorp Ltd	6,713	1,393	Furukawa Electric Co Ltd	25,500	1,254
Danske Bank A/S	63,541	2,473	OSRAM Licht AG	15,068	1,349
DNB ASA	80,579	1,492	Philips Lighting NV (c)	18,188	667
Erste Group Bank AG (a)	41,241	1,787	Prysmian SpA	29,783	971
Grupo Financiero Banorte SAB de CV	220,700	1,211			$4,885
HDFC Bank Ltd ADR	11,594	1,179	Electronics - 0.73%
HDFC Bank Ltd (b)	7,094	210	Hitachi High-Technologies Corp	19,300	811
ING Groep NV	177,853	3,265	Hoya Corp	27,096	1,350
Lloyds Banking Group PLC	3,077,424	2,822			$2,161
Macquarie Group Ltd	25,561	1,977	Engineering & Construction - 1.76%
Mediobanca SpA	165,091	1,871	ACS Actividades de Construccion y Servicios	52,575	2,054
Mitsubishi UFJ Financial Group Inc	478,349	3,481	SA
Raiffeisen Bank International AG (a)	31,708	1,147
			Vinci SA	30,744	3,138
Sberbank of Russia PJSC ADR	153,262	2,583			$5,192
Swedbank AB	59,822	1,443	Food - 2.34%
Yes Bank Ltd	291,630	1,437	Nestle SA	55,847	4,802
		$38,090	Nichirei Corp	35,000	967
Beverages - 1.34%			X5 Retail Group NV (a)	29,638	1,117
Diageo PLC	77,941	2,857			$6,886
Treasury Wine Estates Ltd	88,511	1,098	Food Service - 0.35%
		$3,955	Compass Group PLC	48,272	1,041
Biotechnology - 0.55%
CSL Ltd	14,870	1,634	Forest Products & Paper - 0.75%
			Mondi PLC	41,417	1,076
Building Materials - 1.12%			UPM-Kymmene OYJ	36,362	1,129
CRH PLC	52,452	1,888			$2,205
Kingspan Group PLC	32,789	1,427	Healthcare - Products - 1.43%
		$3,315	Japan Lifeline Co Ltd	26,200	544
Chemicals - 0.79%			Lonza Group AG (a)	10,267	2,769
Covestro AG (c)	16,838	1,734
			Straumann Holding AG	1,302	918
Wacker Chemie AG	3,093	599			$4,231
		$2,333	Healthcare - Services - 0.35%
Commercial Services - 3.18%			ICON PLC (a)	9,197	1,031
Adecco Group AG	10,787	824
Ashtead Group PLC	90,064	2,416	Holding Companies - Diversified - 0.73%
CCR SA	144,000	701	Melco International Development Ltd	309,000	906
Evotec AG (a)	38,411	618
			Wharf Holdings Ltd/The	365,000	1,259
Intertek Group PLC	13,971	977			$2,165
New Oriental Education & Technology Group	13,111	1,232	Home Builders - 1.72%
Inc ADR			MRV Engenharia e Participacoes SA	144,800	656
Qualicorp SA	113,500	1,061	Persimmon PLC	34,189	1,263
TAL Education Group ADR	51,656	1,535	Sekisui House Ltd	56,332	1,016
		$9,364

See accompanying notes.

     Schedule of Investments Diversified International Account December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Home Builders (continued)			Private Equity (continued)
Taylor Wimpey PLC	772,960	$2,150	Wharf Real Estate Investment Co Ltd (a)	224,000	$1,491
		$5,085			$8,068
Insurance - 5.05%			Real Estate - 1.60%
ASR Nederland NV	31,617	1,302	CK Asset Holdings Ltd	222,660	1,941
AXA SA	74,234	2,200	Sun Hung Kai Properties Ltd	72,000	1,199
Hannover Rueck SE	15,968	2,003	Vonovia SE	31,632	1,567
Industrial Alliance Insurance & Financial	13,400	638			$4,707
Services Inc			REITs - 0.77%
Legal & General Group PLC	646,783	2,381	Dexus	125,538	953
Manulife Financial Corp	54,400	1,135	Mirvac Group	720,326	1,317
MS&AD Insurance Group Holdings Inc	30,900	1,042			$2,270
NN Group NV	51,292	2,219	Retail - 4.93%
Swiss Life Holding AG (a)	5,549	1,961	Alimentation Couche-Tard Inc	50,923	2,657
		$14,881	Cie Financiere Richemont SA	30,261	2,741
Internet - 3.06%			Dollarama Inc	22,984	2,872
Alibaba Group Holding Ltd ADR(a)	19,330	3,333	Kering	5,692	2,679
Tencent Holdings Ltd	109,793	5,683	Lojas Renner SA	161,260	1,724
		$9,016	Matsumotokiyoshi Holdings Co Ltd	14,200	583
Investment Companies - 0.54%			Wal-Mart de Mexico SAB de CV	520,722	1,277
Investor AB	34,825	1,588			$14,533
			Semiconductors - 6.10%
Iron & Steel - 1.73%			Infineon Technologies AG	108,311	2,950
POSCO	6,077	1,890	Rohm Co Ltd	16,200	1,784
Vale SA	264,011	3,199	Samsung Electronics Co Ltd	2,494	5,925
		$5,089	Taiwan Semiconductor Manufacturing Co Ltd	596,140	4,565
Leisure Products & Services - 0.25%			Tokyo Electron Ltd	7,200	1,299
Hero MotoCorp Ltd	12,247	725	Ulvac Inc	23,200	1,455
					$17,978
Machinery - Construction & Mining - 1.50%			Software - 1.33%
ABB Ltd	61,912	1,658	Open Text Corp	25,200	896
Hitachi Ltd	356,000	2,762	SAP SE	12,416	1,389
		$4,420	Ubisoft Entertainment SA (a)	21,454	1,649
Machinery - Diversified - 1.07%					$3,934
Duerr AG	6,164	784	Telecommunications - 3.41%
KION Group AG	9,626	829	Deutsche Telekom AG	69,076	1,221
Sumitomo Heavy Industries Ltd	36,700	1,546	Nippon Telegraph & Telephone Corp	36,113	1,698
		$3,159	Orange SA	74,360	1,289
Mining - 2.04%			SK Telecom Co Ltd	4,955	1,235
Glencore PLC (a)	345,525	1,808	SoftBank Group Corp	30,200	2,391
Norsk Hydro ASA	129,765	984	Telekomunikasi Indonesia Persero Tbk PT	3,494,900	1,144
Rio Tinto Ltd	54,643	3,213	Telenor ASA	50,095	1,072
		$6,005			$10,050
Miscellaneous Manufacturers - 0.48%			Toys, Games & Hobbies - 0.73%
Smiths Group PLC	71,259	1,430	Nintendo Co Ltd	6,000	2,161

Oil & Gas - 4.39%			Transportation - 0.86%
Canadian Natural Resources Ltd	46,100	1,647	Canadian National Railway Co	30,628	2,526
Encana Corp	53,900	719
LUKOIL PJSC ADR	22,691	1,293	TOTAL COMMON STOCKS		$288,063
Neste Oyj	17,101	1,095	INVESTMENT COMPANIES - 1.52%	Shares Held	Value (000's)
PTT PCL	112,400	1,508	Money Market Funds - 1.52%
Reliance Industries Ltd	142,970	2,061	Principal Government Money Market Fund (d)	4,483,509	4,483
Suncor Energy Inc	52,000	1,909
TOTAL SA	49,135	2,712	TOTAL INVESTMENT COMPANIES		$4,483
		$12,944	PREFERRED STOCKS - 0.61%	Shares Held	Value (000's)
Pharmaceuticals - 3.78%			Holding Companies - Diversified - 0.61%
Hypermarcas SA	96,406	1,046	Itausa - Investimentos Itau SA 0.06%	552,682	$1,802
Ipsen SA	2,860	340
Novo Nordisk A/S	52,792	2,837	TOTAL PREFERRED STOCKS		$1,802
Recordati SpA	29,858	1,327	Total Investments		$294,348
Roche Holding AG	15,743	3,981	Other Assets and Liabilities - 0.17%		$495
Shire PLC	31,171	1,615	TOTAL NET ASSETS - 100.00%		$294,843
		$11,146
Pipelines - 1.71%
Pembina Pipeline Corp	40,000	1,448	(a) Non-income producing security
Petronet LNG Ltd	164,334	655	(b)		Fair value of these investments is determined in good faith by the Manager
TransCanada Corp	60,573	2,948	under procedures established and periodically reviewed by the Board of
		$5,051	Directors. Certain inputs used in the valuation may be unobservable;
Private Equity - 2.74%			however, each security is evaluated individually for purposes of ASC 820
3i Group PLC	181,995	2,241	which results in not all securities being identified as Level 3 of the fair
Brookfield Asset Management Inc	78,013	3,396	value hierarchy. At the end of the period, the fair value of these securities
Intermediate Capital Group PLC	60,909	940	totaled $210 or 0.07% of net assets.

See accompanying notes.

Schedule of Investments
Diversified International Account
December 31, 2017

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $3,433 or 1.16% of net assets.
(d)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Country		Percent
Japan		15.27%
United Kingdom		9.88%
Canada		9.09%
Switzerland		8.34%
France		7.64%
Germany		5.10%
Korea, Republic Of		4.25%
Brazil		4.08%
China		4.00%
India		3.56%
Australia		2.65%
Netherlands		2.53%
Italy		2.50%
Hong Kong		2.31%
United States		2.07%
Sweden		1.97%
Ireland		1.87%
Spain		1.83%
Denmark		1.80%
Russian Federation		1.70%
Taiwan, Province Of China		1.55%
Norway		1.21%
Austria		1.00%
Mexico		0.84%
Finland		0.75%
Indonesia		0.69%
Thailand		0.51%
Peru		0.47%
South Africa		0.37%
Other Assets and Liabilities		0.17%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost	Proceeds		Value
Principal Government Money Market Fund		$—		$5,448	$965		$4,483
		$—		$5,448	$965		$4,483

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund $	1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

Schedule of Investments Equity Income Account December 31, 2017

COMMON STOCKS - 98.04%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 0.41%			Machinery - Diversified - 1.26%
Boeing Co/The	8,373	$2,469	Deere & Co	48,314	$7,562

Airlines - 1.24%			Media - 0.36%
Delta Air Lines Inc	133,143	7,456	Walt Disney Co/The	19,876	2,137

Apparel - 1.53%			Miscellaneous Manufacturers - 2.04%
VF Corp	123,747	9,157	3M Co	16,587	3,904
			Parker-Hannifin Corp	41,892	8,361
Automobile Manufacturers - 1.62%					$12,265
PACCAR Inc	136,716	9,718	Oil & Gas - 9.48%
			Chevron Corp	58,690	7,347
Automobile Parts & Equipment - 2.63%			Cimarex Energy Co	83,519	10,190
Autoliv Inc	78,956	10,034	Exxon Mobil Corp	86,963	7,274
Magna International Inc	102,006	5,780	Marathon Petroleum Corp	207,195	13,671
		$15,814	Occidental Petroleum Corp	94,743	6,979
Banks - 9.94%			Royal Dutch Shell PLC - B shares ADR	167,131	11,413
Bank of Nova Scotia/The	184,542	11,908			$56,874
Grupo Financiero Santander Mexico SAB de	348,704	2,549	Pharmaceuticals - 7.57%
CV ADR			Johnson & Johnson	64,692	9,039
JPMorgan Chase & Co	154,200	16,490	Merck & Co Inc	167,631	9,432
PNC Financial Services Group Inc/The	109,917	15,860	Novartis AG ADR	81,492	6,842
US Bancorp	239,415	12,828	Pfizer Inc	260,134	9,422
		$59,635	Roche Holding AG ADR	338,915	10,703
Beverages - 2.06%					$45,438
Coca-Cola Co/The	108,286	4,968	Pipelines - 1.93%
Dr Pepper Snapple Group Inc	76,016	7,378	Enterprise Products Partners LP	436,668	11,576
		$12,346
Chemicals - 2.28%			Private Equity - 2.00%
Air Products & Chemicals Inc	32,631	5,354	KKR & Co LP	569,215	11,988
DowDuPont Inc	55,008	3,918
PPG Industries Inc	37,536	4,385	REITs - 5.13%
		$13,657	Annaly Capital Management Inc	596,289	7,090
Computers - 3.42%			Digital Realty Trust Inc	81,771	9,314
Accenture PLC - Class A	18,239	2,792	Host Hotels & Resorts Inc	312,964	6,212
Apple Inc	98,308	16,637	Simon Property Group Inc	47,497	8,157
International Business Machines Corp	6,983	1,071			$30,773
		$20,500	Retail - 2.31%
Diversified Financial Services - 6.98%			Costco Wholesale Corp	43,180	8,037
BlackRock Inc	27,033	13,887	Starbucks Corp	101,317	5,818
Discover Financial Services	213,785	16,445			$13,855
FNF Group	295,059	11,578	Semiconductors - 3.61%
		$41,910	Applied Materials Inc	75,548	3,862
Electric - 5.33%			Maxim Integrated Products Inc	78,377	4,098
Eversource Energy	127,458	8,053	Microchip Technology Inc	83,379	7,327
NextEra Energy Inc	47,354	7,396	Taiwan Semiconductor Manufacturing Co Ltd	160,841	6,377
WEC Energy Group Inc	122,226	8,119	ADR
Xcel Energy Inc	175,452	8,441			$21,664
		$32,009	Software - 1.79%
Electronics - 1.09%			Fidelity National Information Services Inc	49,914	4,697
Honeywell International Inc	42,631	6,538	Microsoft Corp	70,904	6,065
					$10,762
Food - 4.25%			Telecommunications - 2.89%
Hormel Foods Corp	111,910	4,072	BCE Inc	175,822	8,441
Kraft Heinz Co/The	88,312	6,867	Verizon Communications Inc	168,015	8,893
Kroger Co/The	426,488	11,707			$17,334
Tyson Foods Inc	35,214	2,855	Toys, Games & Hobbies - 2.06%
		$25,501	Hasbro Inc	135,862	12,349
Gas - 1.14%
Sempra Energy	64,109	6,855	Transportation - 1.65%
			Union Pacific Corp	51,976	6,970
Healthcare - Products - 4.50%			United Parcel Service Inc	24,763	2,952
Abbott Laboratories	150,471	8,587			$9,922
Becton Dickinson and Co	36,806	7,879	TOTAL COMMON STOCKS		$588,329
Medtronic PLC	130,919	10,572	INVESTMENT COMPANIES - 1.78%	Shares Held	Value (000's)
		$27,038	Money Market Funds - 1.78%
Insurance - 5.54%			Principal Government Money Market Fund (a)	10,694,934	10,695
Allstate Corp/The	97,666	10,227
Chubb Ltd	95,467	13,950	TOTAL INVESTMENT COMPANIES		$10,695
Fairfax Financial Holdings Ltd	10,469	5,552	Total Investments		$599,024
Swiss Re AG ADR	149,620	3,498	Other Assets and Liabilities - 0.18%		$1,074
		$33,227	TOTAL NET ASSETS - 100.00%		$600,098

See accompanying notes.

Schedule of Investments
Equity Income Account
December 31, 2017

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Sector		Percent
Financial		29.59%
Consumer, Non-cyclical		18.38%
Energy		11.41%
Consumer, Cyclical		11.39%
Technology		8.82%
Utilities		6.47%
Industrial		6.45%
Communications		3.25%
Basic Materials		2.28%
Investment Companies		1.78%
Other Assets and Liabilities		0.18%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost	Proceeds		Value
Principal Government Money Market Fund		$—		$13,422	$2,727		$10,695
		$—		$13,422	$2,727		$10,695

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund $	4		$—			$—	$—
	$4		$—			$—	$—
Amounts in thousands.

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2017

INVESTMENT COMPANIES - 1.17%	Shares Held	Value (000's)		Principal
Money Market Funds - 1.17%			BONDS (continued)	Amount (000's) Value (000's)
Principal Government Money Market Fund (a)	2,862,485	$2,862	Mortgage Backed Securities (continued)
			Fannie Mae REMICS (continued)
TOTAL INVESTMENT COMPANIES		$2,862	2.00%, 02/25/2040	$969	$951
	Principal		3.00%, 04/25/2042	1,112	1,111
BONDS - 29.07%	Amount (000's)	Value (000's)	3.00%, 02/25/2043	544	550
Automobile Asset Backed Securities - 0.35%			3.00%, 01/25/2046	935	942
AmeriCredit Automobile Receivables Trust			3.50%, 01/25/2028(c)	3,247	343
2016-3			3.50%, 01/25/2040(c)	3,714	459
2.24%, 04/08/2022	$860	$855	3.50%, 11/25/2042	2,500	2,609
			4.00%, 12/25/2039(c)	2,034	247
Commercial Mortgage Backed Securities - 9.58%			4.00%, 11/25/2042(c)	2,378	522
CD 2017-CD3 Mortgage Trust			4.00%, 03/25/2045	1,000	1,090
3.98%, 02/10/2050 (b)	1,000	1,025	4.00%, 04/25/2047	618	654
COMM 2014-UBS4 Mortgage Trust			4.50%, 04/25/2045(c)	4,235	1,002
4.62%, 08/10/2047 (b)	1,000	1,006	7.00%, 04/25/2032	148	168
COMM 2014-UBS5 Mortgage Trust			8.70%, 12/25/2019	1	1
4.61%, 09/10/2047 (b)	1,000	1,017	Freddie Mac REMICS
Freddie Mac Multifamily Structured Pass			1.50%, 04/15/2028	1,381	1,335
Through Certificates			1.50%, 05/15/2038(b),(c)	5,602	210
3.29%, 11/25/2027	1,100	1,136	1.79%, 04/15/2040(b),(c)	7,364	407
Ginnie Mae			2.50%, 11/15/2028(c)	4,732	341
0.57%, 12/16/2059 (b),(c)	7,981	492	2.50%, 11/15/2032	1,221	1,198
0.65%, 04/16/2047 (b),(c)	12,814	516	2.50%, 02/15/2043	1,187	1,164
0.68%, 10/16/2054 (b),(c)	12,026	413	3.00%, 11/15/2030(c)	3,286	231
0.68%, 08/16/2055 (b),(c)	8,709	468	3.00%, 06/15/2033(c)	5,952	414
0.73%, 11/16/2045 (b),(c)	22,331	920	3.00%, 11/15/2035	950	941
0.74%, 11/16/2052 (b),(c)	14,920	647	3.00%, 06/15/2040	621	629
0.81%, 09/16/2053 (b),(c)	10,858	471	3.00%, 10/15/2041	497	502
0.82%, 02/16/2053 (b),(c)	12,946	659	3.00%, 04/15/2046	374	376
0.83%, 10/16/2056 (b),(c)	5,262	310	3.50%, 10/15/2027(c)	4,727	489
0.84%, 03/16/2052 (b),(c)	14,356	804	3.50%, 08/15/2040(c)	3,704	423
0.88%, 02/16/2046 (b),(c)	18,630	848	3.50%, 05/15/2043	494	509
0.88%, 02/16/2055 (b),(c)	23,020	739	3.50%, 08/15/2043	1,107	1,130
2.60%, 12/16/2059	1,200	1,171	3.50%, 09/15/2043	1,200	1,217
GS Mortgage Securities Trust 2011-GC5			4.00%, 05/15/2039	4,200	4,369
5.40%, 08/10/2044 (b),(d)	900	881	4.00%, 01/15/2045	1,232	1,311
GS Mortgage Securities Trust 2014-GC20			4.00%, 04/15/2045	556	595
4.86%, 04/10/2047 (b)	300	282	Freddie Mac Strips
GS Mortgage Securities Trust 2014-GC24			1.99%, 02/15/2038(b),(c)	9,069	588
4.53%, 09/10/2047 (b)	1,100	1,122	3.00%, 12/15/2032(c)	7,171	844
JP Morgan Chase Commercial Mortgage			Ginnie Mae
Securities Trust 2011-C5			0.92%, 03/20/2041(b),(c)	3,772	117
5.41%, 08/15/2046 (b),(d)	2,000	2,148	1.00%, 09/20/2037(b),(c)	9,410	395
JP Morgan Chase Commercial Mortgage			3.50%, 12/20/2034(c)	2,126	75
Securities Trust 2013-C16			3.50%, 05/20/2039	165	167
4.91%, 12/15/2046 (b)	1,800	1,914	3.50%, 11/20/2042(c)	2,775	463
WFRBS Commercial Mortgage Trust 2013-			3.50%, 05/20/2043(c)	5,272	968
C14			3.50%, 10/20/2044(c)	6,435	1,051
3.99%, 06/15/2046 (b),(d)	1,000	914	4.00%, 02/20/2044(c)	3,896	715
WFRBS Commercial Mortgage Trust 2014-			4.00%, 04/20/2046(c)	2,682	534
C23			JP Morgan Mortgage Trust 2013-1
4.38%, 10/15/2057 (b)	1,000	1,042	3.00%, 03/25/2043(b),(d)	893	891
WFRBS Commercial Mortgage Trust 2014-			JP Morgan Mortgage Trust 2016-4
LC14			3.50%, 10/25/2046(b),(d)	898	903
4.34%, 03/15/2047 (b)	2,450	2,443	JP Morgan Mortgage Trust 2017-3
		$23,388	3.88%, 08/25/2047(b),(d)	595	593
Home Equity Asset Backed Securities - 0.39%			New Residential Mortgage Loan Trust 2014-
ACE Securities Corp Mortgage Loan Trust			1
Series 2007-D1			5.00%, 01/25/2054(b),(d)	1,678	1,785
6.93%, 02/25/2038 (b),(d)	997	966	New Residential Mortgage Loan Trust 2015-
			2
Mortgage Backed Securities - 18.00%			5.57%, 08/25/2055(b),(d)	1,220	1,290
Fannie Mae Grantor Trust 2005-T1			Sequoia Mortgage Trust 2013-2
1.90%, 05/25/2035	271	266	3.64%, 02/25/2043(b)	815	824
1 Month LIBOR + 0.35%			Sequoia Mortgage Trust 2017-5
Fannie Mae Interest Strip			3.50%, 08/25/2047(b),(d)	375	377
3.50%, 12/25/2043 (b),(c)	2,017	358			$43,936
Fannie Mae REMICS			Other Asset Backed Securities - 0.75%
1.66%, 12/25/2056 (b),(c)	7,797	399	Chase Funding Trust Series 2004-1
1.71%, 05/25/2046 (b),(c)	8,333	376	2.01%, 12/25/2033	98	96
1.72%, 04/25/2045 (b),(c)	6,898	360	1 Month LIBOR + 0.46%
1.74%, 09/25/2055 (b),(c)	11,678	629	CNH Equipment Trust 2016-C
1.80%, 06/25/2045 (b),(c)	8,848	528	1.76%, 09/15/2023	500	493

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2017

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Other Asset Backed Securities (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
Towd Point Mortgage Trust 2015-1			6.50%, 05/01/2026	$4	$5
4.25%, 10/25/2053 (b),(d)	$550	$580	6.50%, 01/01/2028	5	6
Towd Point Mortgage Trust 2017-6			6.50%, 03/01/2028	3	4
3.25%, 10/25/2057 (b),(d)	700	667	6.50%, 10/01/2028	20	23
		$1,836	6.50%, 11/01/2028	5	5
TOTAL BONDS		$70,981	6.50%, 12/01/2028	10	11
U.S. GOVERNMENT & GOVERNMENT	Principal		6.50%, 03/01/2029	5	5
AGENCY OBLIGATIONS - 69.30%	Amount (000's)	Value (000's)	6.50%, 07/01/2031	20	22
Federal Home Loan Mortgage Corporation (FHLMC) - 14.08%			6.50%, 08/01/2031	5	6
2.00%, 02/01/2028	$1,323	$1,295	6.50%, 10/01/2031	8	9
2.50%, 02/01/2028	933	938	6.50%, 10/01/2031	10	12
3.00%, 02/01/2027	340	347	6.50%, 12/01/2031	19	21
3.00%, 08/01/2042	857	861	6.50%, 02/01/2032	17	19
3.00%, 10/01/2042	1,188	1,195	6.50%, 05/01/2032	45	51
3.00%, 10/01/2042	637	641	6.50%, 04/01/2035	7	8
3.00%, 10/01/2042	1,261	1,268	7.00%, 09/01/2023	8	8
3.00%, 05/01/2043	883	888	7.00%, 12/01/2023	3	3
3.00%, 10/01/2046	933	938	7.00%, 01/01/2024	4	4
3.00%, 01/01/2047	1,202	1,209	7.00%, 09/01/2027	5	5
3.37%, 09/01/2032	14	15	7.00%, 01/01/2028	49	53
U.S. Treasury 1-Year Note + 2.23%			7.00%, 04/01/2028	19	21
3.50%, 02/01/2032	1,436	1,489	7.00%, 05/01/2028	3	3
3.50%, 04/01/2042	1,961	2,024	7.00%, 10/01/2031	8	9
3.50%, 05/01/2042	678	701	7.00%, 10/01/2031	13	14
3.50%, 07/01/2042	2,483	2,562	7.00%, 04/01/2032	62	69
3.50%, 10/01/2042	675	697	7.50%, 10/01/2030	12	14
3.50%, 02/01/2044	1,055	1,087	7.50%, 02/01/2031	9	11
3.50%, 08/01/2045	1,079	1,118	7.50%, 02/01/2031	3	4
3.50%, 07/01/2046	866	897	7.50%, 02/01/2031	4	5
3.50%, 01/01/2047	2,366	2,446	8.00%, 10/01/2030	19	21
4.00%, 07/01/2042	906	965	8.50%, 07/01/2029	18	19
4.00%, 01/01/2043	1,272	1,343			$34,376
4.00%, 06/01/2043	1,528	1,615	Federal National Mortgage Association (FNMA) - 38.17%
4.00%, 10/01/2045	1,534	1,627	2.00%, 10/01/2027	1,200	1,187
4.00%, 08/01/2047	1,816	1,926	2.00%, 12/01/2031	1,109	1,080
4.50%, 11/01/2043	1,191	1,293	2.50%, 05/01/2027	1,207	1,213
5.00%, 10/01/2025	168	180	2.50%, 06/01/2027	1,480	1,487
5.00%, 02/01/2033	208	225	2.50%, 08/01/2028	1,028	1,033
5.00%, 06/01/2033	199	217	2.50%, 12/01/2031	1,075	1,075
5.00%, 01/01/2034	625	679	3.00%, 05/01/2029	1,113	1,138
5.00%, 07/01/2035	31	34	3.00%, 08/01/2031	2,126	2,173
5.00%, 07/01/2035	14	15	3.00%, 02/01/2037	654	666
5.00%, 07/01/2035	129	140	3.00%, 10/01/2042	1,790	1,800
5.00%, 10/01/2035	64	70	3.00%, 11/01/2042	1,964	1,978
5.50%, 04/01/2018	1	1	3.00%, 11/01/2042	683	685
5.50%, 03/01/2033	145	161	3.00%, 12/01/2042	1,689	1,701
5.50%, 04/01/2038	8	9	3.00%, 01/01/2043	877	881
5.50%, 05/01/2038	52	58	3.00%, 02/01/2043	1,244	1,256
6.00%, 12/01/2023	4	5	3.00%, 04/01/2043	1,135	1,137
6.00%, 05/01/2031	15	17	3.00%, 06/01/2043	2,222	2,238
6.00%, 12/01/2031	17	19	3.00%, 08/01/2043	1,579	1,590
6.00%, 09/01/2032	20	22	3.00%, 09/01/2046	1,781	1,790
6.00%, 11/01/2033	54	61	3.00%, 10/01/2046	1,210	1,214
6.00%, 11/01/2033	38	43	3.00%, 12/01/2046	1,597	1,600
6.00%, 09/01/2034	66	74	3.00%, 12/01/2046	943	947
6.00%, 02/01/2035	65	73	3.00%, 01/01/2047	1,113	1,119
6.00%, 10/01/2036	59	67	3.22%, 07/01/2034	28	30
6.00%, 03/01/2037	50	56	U.S. Treasury 1-Year Note + 2.22%
6.00%, 01/01/2038	112	129	3.28%, 12/01/2032	40	42
6.00%, 01/01/2038	22	24	12 Month LIBOR + 1.57%
6.00%, 04/01/2038	62	70	3.35%, 12/01/2033	153	161
6.50%, 06/01/2018	1	1	12 Month LIBOR + 1.60%
6.50%, 08/01/2021	2	2	3.50%, 08/01/2031	1,106	1,151
6.50%, 12/01/2021	15	16	3.50%, 02/01/2042	1,383	1,434
6.50%, 04/01/2022	18	19	3.50%, 09/01/2042	2,261	2,338
6.50%, 05/01/2022	10	10	3.50%, 11/01/2042	1,590	1,645
6.50%, 05/01/2023	14	15	3.50%, 12/01/2042	1,624	1,682
6.50%, 04/01/2024	4	4	3.50%, 02/01/2043	609	631
6.50%, 04/01/2026	3	3	3.50%, 10/01/2044	752	779
6.50%, 05/01/2026	2	2	3.50%, 11/01/2044	718	744
			3.50%, 03/01/2045	769	796
			3.50%, 03/01/2045	1,706	1,763
			3.50%, 06/01/2045	1,304	1,352

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
3.50%, 09/01/2045	$1,075	$1,112		6.00%, 03/01/2038	$65	$73
3.50%, 10/01/2045	821	851		6.00%, 08/01/2038	379	427
3.50%, 11/01/2045	845	874		6.50%, 11/01/2023	21	23
3.50%, 01/01/2046	829	859		6.50%, 05/01/2024	11	12
3.50%, 03/01/2046	594	615		6.50%, 09/01/2024	13	15
3.50%, 04/01/2046	1,287	1,333		6.50%, 07/01/2025	11	13
3.50%, 03/01/2047	1,207	1,251		6.50%, 08/01/2025	29	31
4.00%, 01/01/2034	684	722		6.50%, 02/01/2026	5	6
4.00%, 12/01/2040	645	686		6.50%, 03/01/2026	2	2
4.00%, 02/01/2041	1,766	1,876		6.50%, 05/01/2026	3	4
4.00%, 02/01/2042	1,032	1,096		6.50%, 06/01/2026	2	2
4.00%, 08/01/2043	596	633		6.50%, 07/01/2028	10	11
4.00%, 10/01/2043	538	570		6.50%, 09/01/2028	18	20
4.00%, 10/01/2043	515	543		6.50%, 02/01/2029	3	4
4.00%, 04/01/2044	389	414		6.50%, 03/01/2029	6	6
4.00%, 08/01/2044	675	717		6.50%, 04/01/2029	5	5
4.00%, 10/01/2044	1,954	2,058		6.50%, 06/01/2031	11	12
4.00%, 11/01/2044	639	680		6.50%, 06/01/2031	10	11
4.00%, 12/01/2044	1,083	1,153		6.50%, 01/01/2032	4	4
4.00%, 02/01/2045	1,103	1,173		6.50%, 04/01/2032	36	40
4.00%, 08/01/2045	1,028	1,094		6.50%, 08/01/2032	17	19
4.00%, 09/01/2045	2,293	2,439		6.50%, 11/01/2032	26	28
4.00%, 05/01/2046	1,984	2,104		6.50%, 02/01/2033	20	23
4.00%, 07/01/2047	1,248	1,328		6.50%, 12/01/2036	49	55
4.00%, 10/01/2047	1,093	1,161		6.50%, 07/01/2037	47	53
4.50%, 12/01/2019	9	9		6.50%, 07/01/2037	25	27
4.50%, 01/01/2020	50	51		6.50%, 02/01/2038	37	43
4.50%, 08/01/2039	559	605		7.00%, 11/01/2027	3	3
4.50%, 03/01/2042	559	607		7.00%, 08/01/2028	21	24
4.50%, 09/01/2043	967	1,051		7.00%, 12/01/2028	16	17
4.50%, 09/01/2043	2,198	2,389		7.00%, 10/01/2029	18	21
4.50%, 10/01/2043	1,155	1,259		7.00%, 05/01/2031	4	4
4.50%, 11/01/2043	1,281	1,393		7.00%, 11/01/2031	24	25
4.50%, 09/01/2044	639	695		7.50%, 04/01/2022	1	1
4.50%, 12/01/2044	523	569		7.50%, 11/01/2029	14	14
4.50%, 09/01/2045	969	1,051		8.00%, 05/01/2027	10	10
4.50%, 11/01/2045	1,762	1,911		8.00%, 09/01/2027	6	6
5.00%, 01/01/2018	1	1		8.00%, 06/01/2030	2	3
5.00%, 11/01/2018	9	9		8.50%, 10/01/2027	29	29
5.00%, 05/01/2033	1,557	1,716		9.00%, 09/01/2030	3	3
5.00%, 04/01/2035	117	128				$93,192
5.00%, 04/01/2035	154	169		Government National Mortgage Association (GNMA) - 7.22%
5.00%, 07/01/2035	7	7		3.00%, 04/15/2027	644	658
5.00%, 02/01/2038	452	497		3.00%, 11/15/2042	1,209	1,225
5.00%, 02/01/2040	1,700	1,872		3.00%, 12/15/2042	2,112	2,143
5.00%, 07/01/2041	1,338	1,474		3.00%, 02/15/2043	1,809	1,831
5.50%, 07/01/2019	7	7		3.50%, 01/15/2043	1,422	1,480
5.50%, 08/01/2019	4	4		3.50%, 05/15/2043	1,677	1,746
5.50%, 08/01/2019	3	3		3.50%, 06/20/2043	957	997
5.50%, 08/01/2019	4	4		3.50%, 04/20/2045	1,009	1,046
5.50%, 08/01/2019	2	2		3.50%, 09/20/2045	1,419	1,473
5.50%, 08/01/2019	33	33		3.50%, 06/20/2046	134	139
5.50%, 08/01/2019	2	2		3.50%, 02/20/2047	960	996
5.50%, 09/01/2019	14	14		4.00%, 08/15/2041	1,173	1,241
5.50%, 10/01/2019	5	5		4.50%, 07/15/2040	697	742
5.50%, 05/01/2024	12	13		5.00%, 09/15/2033	7	7
5.50%, 05/01/2033	16	17		5.00%, 02/15/2034	383	416
5.50%, 06/01/2033	84	93		5.00%, 09/15/2039	49	54
5.50%, 06/01/2033	96	107		5.50%, 07/20/2033	177	196
5.50%, 09/01/2033	346	385		5.50%, 11/15/2033	44	48
5.50%, 02/01/2037	7	7		5.50%, 03/20/2034	190	210
5.50%, 03/01/2038	198	220		5.50%, 05/20/2035	160	178
5.50%, 03/01/2038	146	163		5.50%, 03/15/2039	90	99
5.50%, 08/01/2038	108	121		6.00%, 04/20/2026	6	7
6.00%, 06/01/2022	19	21		6.00%, 05/20/2026	4	5
6.00%, 11/01/2028	14	16		6.00%, 03/20/2028	3	4
6.00%, 12/01/2031	11	12		6.00%, 06/20/2028	17	20
6.00%, 01/01/2033	70	79		6.00%, 07/20/2028	9	10
6.00%, 05/01/2037	171	187		6.00%, 02/20/2029	10	11
6.00%, 07/01/2037	169	189		6.00%, 03/20/2029	20	23
6.00%, 11/01/2037	7	8		6.00%, 07/20/2029	22	25
6.00%, 12/01/2037	9	10		6.00%, 07/20/2033	146	165
				6.50%, 12/20/2025	11	12

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)
6.50%, 01/20/2026	$7	$7
6.50%, 02/20/2026	8	9
6.50%, 03/20/2031	13	15
6.50%, 04/20/2031	14	16
7.00%, 01/15/2028	1	1
7.00%, 01/15/2028	1	1
7.00%, 01/15/2028	1	1
7.00%, 01/15/2028	3	3
7.00%, 01/15/2028	5	6
7.00%, 03/15/2028	63	65
7.00%, 05/15/2028	35	37
7.00%, 01/15/2029	15	16
7.00%, 03/15/2029	4	4
7.00%, 05/15/2031	10	11
7.00%, 09/15/2031	32	36
7.00%, 06/15/2032	136	149
7.50%, 01/15/2023	1	1
7.50%, 02/15/2023	1	1
7.50%, 02/15/2023	1	1
7.50%, 04/15/2023	8	9
7.50%, 09/15/2023	3	3
7.50%, 09/15/2023	2	2
7.50%, 10/15/2023	5	5
7.50%, 11/15/2023	3	3
8.00%, 07/15/2026	1	2
8.00%, 08/15/2026	3	3
8.00%, 01/15/2027	1	1
8.00%, 02/15/2027	1	1
		$17,616
U.S. Treasury - 9.83%
2.00%, 02/15/2025	3,300	3,226
2.13%, 12/31/2022	2,400	2,390
3.13%, 05/15/2021	4,500	4,656
4.25%, 11/15/2040	2,550	3,239
4.50%, 02/15/2036	2,000	2,575
5.25%, 11/15/2028	2,800	3,552
6.25%, 08/15/2023	3,600	4,360
		$23,998
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$169,182
Total Investments		$243,025
Other Assets and Liabilities - 0.46%		$1,116
TOTAL NET ASSETS - 100.00%		$244,141

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(c)	Security is an Interest Only Strip.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $11,995 or 4.91% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	87.05%
Government	9.83%
Asset Backed Securities	1.49%
Investment Companies	1.17%
Other Assets and Liabilities	0.46%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost	Proceeds		Value
Principal Government Money Market Fund		$—		$4,256	$1,394		$2,862
		$—		$4,256	$1,394		$2,862

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

Schedule of Investments Income Account December 31, 2017

COMMON STOCKS - 2.26%	Shares Held	Value (000's)		Principal
Oil & Gas - 0.63%			BONDS (continued)	Amount (000's) Value (000's)
Linn Energy Inc (a)	17,687	$712	Banks (continued)
W&T Offshore Inc (a)	212,750	704	Wells Fargo & Co
		$1,416	7.98%, 12/31/2049(f),(g)	$2,000	$2,032
Transportation - 1.63%			3 Month LIBOR + 3.77%
Trailer Bridge Inc (a),(b),(c)	25,472	3,630			$17,959
			Beverages - 1.29%
TOTAL COMMON STOCKS		$5,046	Anheuser-Busch InBev Finance Inc
INVESTMENT COMPANIES - 4.03%	Shares Held	Value (000's)	3.65%, 02/01/2026	500	516
Money Market Funds - 4.03%			4.70%, 02/01/2036	500	559
Principal Government Money Market Fund (d)	8,979,754	8,980	Anheuser-Busch InBev Worldwide Inc
			2.50%, 07/15/2022	750	744
TOTAL INVESTMENT COMPANIES		$8,980	7.75%, 01/15/2019	1,000	1,056
	Principal				$2,875
BONDS - 60.21%	Amount (000's)	Value (000's)	Biotechnology - 2.34%
Aerospace & Defense - 0.46%			Amgen Inc
Boeing Co/The			3.63%, 05/15/2022	500	518
8.75%, 08/15/2021	$850	$1,032	3.88%, 11/15/2021	2,000	2,090
			Celgene Corp
Apparel - 0.20%			3.45%, 11/15/2027	500	500
Under Armour Inc			Gilead Sciences Inc
3.25%, 06/15/2026	500	438	3.65%, 03/01/2026	1,000	1,037
			4.40%, 12/01/2021	1,000	1,067
Automobile Floor Plan Asset Backed Securities - 1.12%					$5,212
Ally Master Owner Trust			Chemicals - 0.79%
1.91%, 06/15/2022	1,000	1,003	Airgas Inc
1 Month LIBOR + 0.43%			1.65%, 02/15/2018	1,000	1,000
BMW Floorplan Master Owner Trust			Westlake Chemical Corp
1.98%, 07/15/2020 (e)	1,500	1,503	3.60%, 08/15/2026	250	251
1 Month LIBOR + 0.50%			4.63%, 02/15/2021	500	513
		$2,506			$1,764
Automobile Manufacturers - 0.93%			Commercial Services - 0.60%
American Honda Finance Corp			ERAC USA Finance LLC
1.72%, 11/19/2018	1,000	1,001	7.00%, 10/15/2037(e)	1,000	1,337
3 Month LIBOR + 0.28%
Ford Motor Credit Co LLC			Computers - 0.78%
4.39%, 01/08/2026	500	525	Apple Inc
General Motors Co			2.40%, 05/03/2023	1,750	1,732
4.88%, 10/02/2023	500	541
		$2,067	Credit Card Asset Backed Securities - 0.23%
Banks - 8.05%			Cabela's Credit Card Master Note Trust
Bank of America Corp			2.15%, 07/17/2023	500	506
8.00%, 12/31/2049 (f),(g)	1,000	1,003	1 Month LIBOR + 0.67%
3 Month LIBOR + 3.63%
8.13%, 12/29/2049 (f),(g)	1,000	1,020	Diversified Financial Services - 1.28%
3 Month LIBOR + 3.64%			GE Capital International Funding Co
Bank of New York Mellon Corp/The			Unlimited Co
2.80%, 05/04/2026	500	488	2.34%, 11/15/2020	413	411
Citigroup Inc			Jefferies Group LLC
3.88%, 03/26/2025	1,000	1,024	6.25%, 01/15/2036	1,425	1,620
4.50%, 01/14/2022	1,000	1,064	8.50%, 07/15/2019	750	815
Goldman Sachs Group Inc/The					$2,846
5.38%, 03/15/2020	2,000	2,121	Electric - 6.44%
ING Bank NV			Entergy Louisiana LLC
5.00%, 06/09/2021 (e)	1,000	1,077	3.25%, 04/01/2028	500	503
JPMorgan Chase & Co			Entergy Texas Inc
3.63%, 05/13/2024	1,000	1,040	2.55%, 06/01/2021	500	496
7.90%, 04/29/2049 (f),(g)	1,000	1,012	GenOn Americas Generation LLC
3 Month LIBOR + 3.47%			0.00%, 10/01/2021(a)	1,250	1,203
Morgan Stanley			GenOn Energy Inc
5.50%, 07/28/2021	1,000	1,094	0.00%, 10/15/2020(a)	750	592
6.25%, 08/09/2026	850	1,014	LG&E & KU Energy LLC
PNC Financial Services Group Inc/The			4.38%, 10/01/2021	1,000	1,057
6.75%, 07/29/2049 (f),(g)	2,000	2,220	Metropolitan Edison Co
3 Month LIBOR + 3.68%			3.50%, 03/15/2023(e)	1,000	1,019
SunTrust Bank/Atlanta GA			Oncor Electric Delivery Co LLC
2.75%, 05/01/2023	1,000	991	7.00%, 09/01/2022	2,000	2,363
SunTrust Banks Inc			PacifiCorp
2.70%, 01/27/2022	500	500	5.25%, 06/15/2035	850	1,039
US Bancorp			6.25%, 10/15/2037	500	683
3.60%, 09/11/2024	250	259	Solar Star Funding LLC
			5.38%, 06/30/2035(e)	1,463	1,600
			Southwestern Electric Power Co
			3.55%, 02/15/2022	1,000	1,027

See accompanying notes.

Schedule of Investments
Income Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Electric (continued)			Miscellaneous Manufacturers - 0.07%
TransAlta Corp			General Electric Co
4.50%, 11/15/2022	$1,750	$1,769	5.30%, 02/11/2021	$144	$155
Tucson Electric Power Co
3.85%, 03/15/2023	1,000	1,021	Oil & Gas - 4.53%
		$14,372	BG Energy Capital PLC
Electronics - 0.61%			4.00%, 10/15/2021(e)	1,000	1,049
Corning Inc			BP Capital Markets PLC
4.75%, 03/15/2042	750	838	3.25%, 05/06/2022	1,000	1,025
6.63%, 05/15/2019	500	528	Nabors Industries Inc
		$1,366	5.00%, 09/15/2020	1,000	997
Environmental Control - 0.69%			5.50%, 01/15/2023	250	242
Advanced Disposal Services Inc			Petro-Canada
5.63%, 11/15/2024 (e)	500	511	9.25%, 10/15/2021	1,075	1,319
Republic Services Inc			Phillips 66
3.55%, 06/01/2022	1,000	1,031	4.30%, 04/01/2022	1,000	1,063
		$1,542	Rowan Cos Inc
Food - 0.23%			4.88%, 06/01/2022	750	707
			W&T Offshore Inc
Kraft Heinz Foods Co			8.50%, PIK 10.00%, 06/15/2021 (e),(h),(i)	539	415
3.95%, 07/15/2025	500	516	9.00%, PIK 10.75%, 05/15/2020 (e),(h),(i)	604	573
Healthcare - Services - 1.73%			Whiting Petroleum Corp
Encompass Health Corp			5.75%, 03/15/2021	1,250	1,283
5.75%, 11/01/2024	500	512	XTO Energy Inc
HCA Inc			6.75%, 08/01/2037	1,000	1,423
7.50%, 11/06/2033	250	280			$10,096
Roche Holdings Inc			Oil & Gas Services - 2.36%
2.03%, 09/30/2019 (e)	1,000	1,003	Archrock Partners LP / Archrock Partners
3 Month LIBOR + 0.34%			Finance Corp
Surgery Center Holdings Inc			6.00%, 04/01/2021	2,000	2,000
8.88%, 04/15/2021 (e)	2,000	2,070	Schlumberger Holdings Corp
			3.63%, 12/21/2022(e)	500	515
		$3,865	4.00%, 12/21/2025(e)	500	526
Housewares - 0.23%
Newell Brands Inc			Weatherford International Ltd
4.20%, 04/01/2026	500	522	4.50%, 04/15/2022	250	226
			5.13%, 09/15/2020	2,000	1,992
Insurance - 1.86%					$5,259
First American Financial Corp			Other Asset Backed Securities - 2.22%
4.30%, 02/01/2023	2,000	2,057	Drug Royalty II LP 2
			3.48%, 07/15/2023(e)	772	770
Prudential Financial Inc
7.38%, 06/15/2019	1,000	1,074	Drug Royalty III LP 1
8.88%, 06/15/2068 (g)	1,000	1,027	3.86%, 04/15/2027(e)	679	679
3 Month LIBOR + 5.00%			3 Month LIBOR + 2.50%
		$4,158	PFS Financing Corp
			2.06%, 03/15/2021(e)	500	501
Internet - 0.36%			1 Month LIBOR + 0.58%

Amazon.com Inc			2.10%, 04/15/2020 (e)	1,000	1,001
4.05%, 08/22/2047 (e)	750	808	1 Month LIBOR + 0.62%

			Trafigura Securitisation Finance PLC 2017-1
Iron & Steel - 1.16%			2.33%, 12/15/2020(e)	1,000	1,004
Allegheny Technologies Inc
5.95%, 01/15/2021	2,000	2,040	1 Month LIBOR + 0.85%
7.88%, 08/15/2023	500	540	Verizon Owner Trust 2017-3
			1.77%, 04/20/2022(e)	1,000	1,002
		$2,580	1 Month LIBOR + 0.27%
Leisure Products & Services - 0.79%					$4,957
Carnival Corp
7.20%, 10/01/2023	1,475	1,765	Packaging & Containers - 0.52%
			Sealed Air Corp
			6.88%, 07/15/2033(e)	1,000	1,163
Lodging - 0.36%
Boyd Gaming Corp
6.88%, 05/15/2023	750	795	Pharmaceuticals - 0.80%
			AbbVie Inc
Media - 2.86%			2.90%, 11/06/2022	1,000	1,003
21st Century Fox America Inc			Allergan Funding SCS
6.40%, 12/15/2035	1,000	1,329	4.55%, 03/15/2035	750	794
Comcast Corp					$1,797
6.45%, 03/15/2037	2,000	2,699	Pipelines - 3.74%
Time Warner Cable LLC			ANR Pipeline Co
6.55%, 05/01/2037	1,500	1,764	9.63%, 11/01/2021	1,000	1,241
6.75%, 06/15/2039	500	600	Buckeye Partners LP
		$6,392	3.95%, 12/01/2026	500	492
			4.35%, 10/15/2024	500	510
			Columbia Pipeline Group Inc
			4.50%, 06/01/2025	1,000	1,065

See accompanying notes.

Schedule of Investments
Income Account
December 31, 2017

	Principal		SENIOR FLOATING RATE INTERESTS -	Principal
BONDS (continued)	Amount (000's)	Value (000's)	0.55%	Amount (000's)	Value(000	's)
Pipelines (continued)			Pipelines - 0.23%
El Paso Natural Gas Co LLC			BCP Renaissance Parent LLC, Term Loan B
7.50%, 11/15/2026	$2,100	$2,601	5.38%, 09/19/2024(j)	$500	$506
Plains All American Pipeline LP / PAA			US LIBOR + 4.00%
Finance Corp
4.50%, 12/15/2026	500	507	Software - 0.32%
Southeast Supply Header LLC			Ivanti Software Inc, Term Loan
4.25%, 06/15/2024 (e)	750	776	10.57%, 01/20/2025 (j)	750	714
Southern Natural Gas Co LLC			US LIBOR + 9.00%
8.00%, 03/01/2032	850	1,152
		$8,344	TOTAL SENIOR FLOATING RATE INTERESTS		$1,220
REITs - 7.99%			U.S. GOVERNMENT & GOVERNMENT	Principal
Alexandria Real Estate Equities Inc			AGENCY OBLIGATIONS - 31.94%	Amount (000's)	Value(000	's)
4.30%, 01/15/2026	1,000	1,048	Federal Home Loan Mortgage Corporation (FHLMC) - 5.00%
4.60%, 04/01/2022	1,250	1,327	3.00%, 10/01/2042	$637	$641
CubeSmart LP			3.00%, 11/01/2042	628	631
4.80%, 07/15/2022	2,000	2,142	3.00%, 12/01/2046	1,523	1,525
HCP Inc			3.50%, 10/01/2041	634	654
3.75%, 02/01/2019	1,000	1,012	3.50%, 04/01/2042	789	814
Healthcare Realty Trust Inc			3.50%, 04/01/2042	1,548	1,598
3.63%, 01/15/2028	1,000	989	3.50%, 04/01/2045	749	773
Hospitality Properties Trust			4.00%, 02/01/2045	469	490
4.65%, 03/15/2024	750	788	4.00%, 02/01/2046	832	870
4.95%, 02/15/2027	1,000	1,055	4.00%, 06/01/2046	866	908
5.00%, 08/15/2022	750	800	4.50%, 06/01/2039	236	254
Kimco Realty Corp			4.50%, 07/01/2039	853	920
6.88%, 10/01/2019	2,000	2,150	4.50%, 12/01/2040	439	468
Omega Healthcare Investors Inc			4.50%, 10/01/2041	480	513
5.25%, 01/15/2026	500	518	5.00%, 08/01/2019	37	37
Physicians Realty LP			5.50%, 01/01/2018	1	1
4.30%, 03/15/2027	1,000	1,017	6.00%, 03/01/2031	10	12
Ventas Realty LP / Ventas Capital Corp			6.00%, 05/01/2032	27	30
3.25%, 08/15/2022	1,750	1,771	9.00%, 01/01/2025	3	3
Welltower Inc					$11,142
6.13%, 04/15/2020	1,000	1,080	Federal National Mortgage Association (FNMA) - 13.81%
Weyerhaeuser Co			3.00%, 03/01/2042	1,028	1,033
4.70%, 03/15/2021	2,000	2,124	3.00%, 03/01/2042	1,137	1,143
		$17,821	3.00%, 05/01/2042	582	585
Savings & Loans - 0.26%			3.00%, 06/01/2042	527	530
First Niagara Financial Group Inc			3.00%, 06/01/2042	1,071	1,077
7.25%, 12/15/2021	500	576	3.50%, 12/01/2040	848	876
			3.50%, 12/01/2041	288	297
Software - 0.90%			3.50%, 03/01/2042	472	487
Oracle Corp			3.50%, 04/01/2042	923	953
2.50%, 05/15/2022	1,000	1,002	3.50%, 02/01/2043	611	631
2.95%, 05/15/2025	1,000	1,004	3.50%, 06/01/2043	965	997
		$2,006	3.50%, 03/01/2045	748	773
Telecommunications - 1.43%			3.50%, 06/01/2045	1,440	1,486
Qwest Corp			3.50%, 11/01/2045	948	977
6.75%, 12/01/2021	2,000	2,154	3.50%, 05/01/2046	856	879
Sprint Corp			4.00%, 03/01/2039	603	634
7.88%, 09/15/2023	250	266	4.00%, 08/01/2040	473	497
Sprint Spectrum Co LLC / Sprint Spectrum Co			4.00%, 09/01/2040	1,151	1,218
II LLC / Sprint Spectrum Co III LLC			4.00%, 10/01/2041	435	456
3.36%, 03/20/2023 (e)	234	236	4.00%, 10/01/2041	628	660
T-Mobile USA Inc			4.00%, 11/01/2041	712	748
6.38%, 03/01/2025	500	535	4.00%, 04/01/2042	389	409
		$3,191	4.00%, 11/01/2043	519	547
Transportation - 0.00%			4.00%, 11/01/2043	1,452	1,536
Trailer Bridge Inc			4.00%, 01/01/2044	1,177	1,241
0.00%, 11/15/2018 (a),(b),(c)	2,000	—	4.00%, 02/01/2044	1,681	1,775
			4.00%, 09/01/2044	504	528
TOTAL BONDS		$134,320	4.00%, 08/01/2046	1,262	1,329
	Principal		4.00%, 01/01/2047	901	944
CONVERTIBLE BONDS - 0.22%	Amount (000's)	Value (000's)	4.50%, 08/01/2039	234	253
Insurance - 0.22%			4.50%, 08/01/2040	742	796
AmTrust Financial Services Inc			4.50%, 10/01/2040	695	745
2.75%, 12/15/2044	700	504	4.50%, 12/01/2040	448	483
			4.50%, 08/01/2041	506	542
			4.50%, 05/01/2044	701	747
TOTAL CONVERTIBLE BONDS		$504	4.50%, 06/01/2046	722	768
			4.50%, 05/01/2047	455	485
			5.00%, 08/01/2035	229	249

See accompanying notes.

Schedule of Investments
Income Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		Portfolio Summary (unaudited)
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	Sector	Percent
Federal National Mortgage Association (FNMA) (continued)			Financial	19.66%
5.50%, 06/01/2033	$141	$157	Mortgage Securities	18.81%
5.50%, 02/01/2035	245	272	Government	13.13%
6.00%, 04/01/2032	21	23	Energy	11.49%
6.50%, 04/01/2032	41	45	Consumer, Non-cyclical	6.99%
		$30,811	Utilities	6.44%
Government National Mortgage Association (GNMA) - 0.00%			Communications	4.65%
9.00%, 02/15/2025	3	3	Investment Companies	4.03%
			Industrial	3.98%
U.S. Treasury - 13.13%			Asset Backed Securities	3.57%
1.38%, 11/30/2018	1,000	996	Consumer, Cyclical	2.51%
1.63%, 11/15/2022	2,000	1,949	Technology	2.00%
1.75%, 05/15/2022	2,000	1,968	Basic Materials	1.95%
2.00%, 11/15/2021	1,000	997	Other Assets and Liabilities	0.79%
2.00%, 11/15/2026	1,000	968	TOTAL NET ASSETS	100.00%
2.50%, 05/15/2024	1,000	1,011
2.63%, 11/15/2020	2,000	2,036
2.75%, 02/15/2019	1,000	1,010
2.75%, 02/15/2024	1,000	1,026
2.75%, 11/15/2047	1,000	1,002
2.88%, 05/15/2043	1,000	1,028
2.88%, 08/15/2045	1,000	1,026
3.00%, 11/15/2044	1,000	1,050
3.13%, 05/15/2019	2,000	2,034
3.13%, 05/15/2021	1,000	1,035
3.13%, 08/15/2044	1,000	1,075
3.38%, 05/15/2044	1,000	1,122
3.50%, 02/15/2039	1,000	1,142
3.63%, 02/15/2020	2,000	2,072
3.63%, 02/15/2044	1,000	1,169
3.75%, 08/15/2041	1,000	1,185
3.75%, 11/15/2043	2,000	2,383
		$29,284
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$71,240
Total Investments		$221,310
Other Assets and Liabilities - 0.79%		$1,753
TOTAL NET ASSETS - 100.00%		$223,063

(a)	Non-income producing security
(b)	The value of these investments was determined using significant unobservable inputs.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $3,630 or 1.63% of net assets.
(d)	Affiliated Security. Please see affiliated sub-schedule for transactional information.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $21,138 or 9.48% of net assets.
(f)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(g)	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate and may convert to a variable rate or floating rate in the future.
(h)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(i)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(j)	Rate information disclosed is based on an average weighted rate as of December 31, 2017.

See accompanying notes.

Schedule of Investments
Income Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$9,608	$628		$8,980
		$—		$9,608	$628		$8,980

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$3		$—			$—	$—
	$3		$—			$—	$—
Amounts in thousands.

See accompanying notes.

Schedule of Investments
International Emerging Markets Account
December 31, 2017

COMMON STOCKS - 97.78%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Automobile Manufacturers - 3.74%			Internet (continued)
Brilliance China Automotive Holdings Ltd	258,000	$685	JD.com Inc ADR(a)	39,015	$1,616
Guangzhou Automobile Group Co Ltd	292,000	690	NCSoft Corp	1,695	707
Mahindra & Mahindra Ltd	60,944	716	Tencent Holdings Ltd	142,100	7,355
Maruti Suzuki India Ltd	14,631	2,228	Weibo Corp ADR(a)	8,602	890
		$4,319	YY Inc ADR(a)	10,062	1,138
Automobile Parts & Equipment - 1.43%					$17,083
Motherson Sumi Systems Ltd	152,724	906	Iron & Steel - 3.54%
Nexteer Automotive Group Ltd (a)	316,000	751	POSCO	5,690	1,770
		$1,657	Vale SA	192,121	2,328
Banks - 17.25%					$4,098
Banco do Brasil SA	86,400	828	Lodging - 2.82%
Banco Santander Chile	7,564,886	592	China Lodging Group Ltd ADR	8,172	1,180
Bank Negara Indonesia Persero Tbk PT	1,389,400	1,014	Galaxy Entertainment Group Ltd	144,000	1,150
China Construction Bank Corp	3,667,902	3,377	Melco Resorts & Entertainment Ltd ADR	31,998	929
CIMB Group Holdings Bhd	660,700	1,067			$3,259
Credicorp Ltd	4,503	934	Machinery - Construction & Mining - 0.60%
Erste Group Bank AG (a)	20,173	874	United Tractors Tbk PT	265,400	692
FirstRand Ltd	120,274	651
Grupo Financiero Banorte SAB de CV	213,400	1,171	Media - 3.52%
HDFC Bank Ltd (b)	59,092	1,748	Naspers Ltd	14,708	4,075
Industrial & Commercial Bank of China Ltd	3,630,000	2,910
Kiatnakin Bank PCL (b)	309,700	752	Mining - 1.92%
Sberbank of Russia PJSC ADR	163,214	2,751	Anglo American PLC	41,608	857
Yes Bank Ltd	260,563	1,284	Hindalco Industries Ltd	319,190	1,364
		$19,953			$2,221
Chemicals - 3.06%			Miscellaneous Manufacturers - 0.56%
Hanwha Chemical Corp	36,251	1,070	Sunny Optical Technology Group Co Ltd	51,000	648
IRPC PCL (b)	2,359,500	509
Kingboard Chemical Holdings Ltd	123,500	666	Oil & Gas - 7.40%
LG Chem Ltd	3,428	1,296	CNOOC Ltd	1,317,000	1,891
		$3,541	LUKOIL PJSC ADR	30,956	1,764
Coal - 2.00%			MOL Hungarian Oil & Gas PLC	43,677	506
Adaro Energy Tbk PT	3,009,400	412	PTT PCL	92,100	1,235
China Shenhua Energy Co Ltd	425,500	1,099	Reliance Industries Ltd	133,658	1,927
Yanzhou Coal Mining Co Ltd	684,000	798	SK Innovation Co Ltd	6,474	1,235
		$2,309			$8,558
Commercial Services - 2.85%			Pharmaceuticals - 0.80%
Adani Ports & Special Economic Zone Ltd	72,584	460	Hypermarcas SA	85,000	922
CCR SA	135,315	659
New Oriental Education & Technology Group	15,460	1,453	Pipelines - 0.69%
Inc ADR			Petronet LNG Ltd	200,636	799
Qualicorp SA	77,100	721
		$3,293	Retail - 2.63%
Diversified Financial Services - 4.04%			Lojas Renner SA	80,800	864
Hana Financial Group Inc	26,121	1,214	Magazine Luiza SA	43,164	1,043
Indiabulls Housing Finance Ltd	60,095	1,126	Wal-Mart de Mexico SAB de CV	464,500	1,139
KB Financial Group Inc	26,714	1,581			$3,046
Tisco Financial Group PCL (b)	278,100	754	Semiconductors - 12.91%
		$4,675	Nanya Technology Corp	320,000	814
Electric - 0.50%			Powertech Technology Inc	151,000	445
Enel Americas SA	2,583,313	575	Samsung Electronics Co Ltd	3,086	7,332
			SK Hynix Inc	7,811	555
Electronics - 0.21%			Taiwan Semiconductor Manufacturing Co Ltd	756,164	5,790
Tripod Technology Corp	79,000	246			$14,936
			Telecommunications - 4.44%
Engineering & Construction - 0.52%			China Mobile Ltd	57,459	581
Malaysia Airports Holdings Bhd	275,300	598	LG Uplus Corp	87,759	1,148
			Mobile TeleSystems PJSC ADR	78,226	797
Food - 1.44%			SK Telecom Co Ltd	5,052	1,260
Uni-President Enterprises Corp	416,000	921	Telekomunikasi Indonesia Persero Tbk PT	1,815,500	594
X5 Retail Group NV (a)	19,831	748	TIM Participacoes SA	190,400	752
		$1,669			$5,132
Gas - 0.81%			TOTAL COMMON STOCKS		$113,093
Indraprastha Gas Ltd	177,935	935	INVESTMENT COMPANIES - 0.91%	Shares Held	Value (000's)
			Money Market Funds - 0.91%
Insurance - 3.33%			Principal Government Money Market Fund (c)	1,056,463	1,056
Cathay Financial Holding Co Ltd	492,000	882
People's Insurance Co Group of China Ltd/The	1,356,000	666	TOTAL INVESTMENT COMPANIES		$1,056
Ping An Insurance Group Co of China Ltd	121,500	1,260
Powszechny Zaklad Ubezpieczen SA	86,490	1,046
		$3,854
Internet - 14.77%
Alibaba Group Holding Ltd ADR(a)	31,187	5,377

See accompanying notes.

Schedule of Investments
International Emerging Markets Account
December 31, 2017

PREFERRED STOCKS - 1.13%	Shares Held	Value (000's)
Holding Companies - Diversified - 1.13%
Itausa - Investimentos Itau SA 0.06%	401,346	$1,309

TOTAL PREFERRED STOCKS		$1,309
Total Investments		$115,458
Other Assets and Liabilities - 0.18%		$212
TOTAL NET ASSETS - 100.00%		$115,670

(a) Non-income producing security
(b)		Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. Certain inputs used in the valuation may be unobservable;
however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $3,763 or 3.25% of net assets.
(c)		Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Country		Percent
China		27.97%
Korea, Republic Of		16.57%
India		11.66%
Brazil		8.16%
Taiwan, Province Of China		7.86%
Russian Federation		5.23%
South Africa		4.08%
Hong Kong		3.47%
Thailand		2.81%
Indonesia		2.36%
Mexico		1.99%
United States		1.56%
Malaysia		1.44%
Chile		1.01%
Poland		0.90%
Peru		0.81%
Austria		0.76%
United Kingdom		0.74%
Hungary		0.44%
Other Assets and Liabilities		0.18%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$2,010	$954		$1,056
		$—		$2,010	$954		$1,056

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

Schedule of Investments LargeCap Growth Account December 31, 2017

COMMON STOCKS – 98.91%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Banks – 4.46%			Retail (continued)
Capital One Financial Corp	12,200	$1,215	Wal-Mart Stores Inc	12,252	$1,210
Citizens Financial Group Inc	49,607	2,082			$6,806
SVB Financial Group (a)	8,965	2,096	Semiconductors – 6.33%
		$5,393	Applied Materials Inc	55,683	2,846
Biotechnology - 2.42%			Broadcom Ltd	7,033	1,807
Alexion Pharmaceuticals Inc (a)	9,762	1,167	Lam Research Corp	9,822	1,808
Vertex Pharmaceuticals Inc (a)	11,754	1,762	Micron Technology Inc (a)	29,087	1,196
		$2,929			$7,657
Chemicals – 4.75%			Software – 8.14%
Air Products & Chemicals Inc	7,571	1,242	Activision Blizzard Inc	25,800	1,633
Chemours Co/The	26,597	1,332	Microsoft Corp	43,730	3,741
FMC Corp	20,919	1,980	Red Hat Inc (a)	11,157	1,340
Sherwin-Williams Co/The	2,889	1,185	ServiceNow Inc (a)	14,543	1,896
		$5,739	Take-Two Interactive Software Inc (a)	11,256	1,236
Commercial Services - 5.73%					$9,846
FleetCor Technologies Inc (a)	13,583	2,614	Telecommunications – 1.30%
S&P Global Inc	14,198	2,405	Arista Networks Inc (a)	6,674	1,573
Square Inc (a)	31,577	1,095
Vantiv Inc (a)	11,100	816	Transportation – 3.97%
		$6,930	FedEx Corp	7,901	1,972
Computers – 4.98%			Knight-Swift Transportation Holdings Inc	31,776	1,389
Apple Inc	35,606	6,026	XPO Logistics Inc (a)	15,652	1,433
					$4,794
Cosmetics & Personal Care - 2.40%			TOTAL COMMON STOCKS		$119,584
Estee Lauder Cos Inc/The	22,811	2,903	INVESTMENT COMPANIES - 1.14%	Shares Held	Value(000	's)
			Money Market Funds - 1.14%
Diversified Financial Services – 7.62%			Principal Government Money Market Fund (b)	1,376,726	1,377
Charles Schwab Corp/The	52,021	2,672
Mastercard Inc	17,698	2,679	TOTAL INVESTMENT COMPANIES		$1,377
Visa Inc	33,908	3,866	Total Investments		$120,961
		$9,217	Other Assets and Liabilities - (0.05)%		$(59)
Electrical Components & Equipment – 0.93%			TOTAL NET ASSETS - 100.00%		$120,902
Universal Display Corp	6,475	1,118

Hand & Machine Tools - 1.02%			(a) Non-income producing security
Stanley Black & Decker Inc	7,272	1,234	(b)		Affiliated Security. Please see affiliated sub-schedule for transactional
			information.
Healthcare - Products – 7.41%
Align Technology Inc (a)	5,080	1,129
Baxter International Inc	36,458	2,357
IDEXX Laboratories Inc (a)	6,820	1,066	Portfolio Summary (unaudited)
Intuitive Surgical Inc (a)	7,147	2,608	Sector		Percent
Thermo Fisher Scientific Inc	9,453	1,795	Technology		19.45%
		$8,955	Communications		18.76%
Internet – 17.46%			Consumer, Non-cyclical		17.96%
Alibaba Group Holding Ltd ADR(a)	11,555	1,992	Industrial		13.66%
Alphabet Inc - A Shares (a)	5,084	5,355	Financial		12.08%
Amazon.com Inc (a)	4,899	5,729	Consumer, Cyclical		9.51%
Facebook Inc (a)	28,259	4,987	Basic Materials		4.75%
Netflix Inc (a)	15,882	3,049	Energy		2.74%
		$21,112	Investment Companies		1.14%
Leisure Products & Services – 1.90%			Other Assets and Liabilities		(0.05)%
Royal Caribbean Cruises Ltd	19,287	2,301	TOTAL NET ASSETS		100.00%

Lodging – 1.98%
Wynn Resorts Ltd	14,173	2,389

Machinery - Construction & Mining – 3.47%
Caterpillar Inc	26,597	4,191

Machinery - Diversified – 4.27%
Cummins Inc	7,969	1,408
Deere & Co	13,846	2,167
Rockwell Automation Inc	8,069	1,584
		$5,159
Oil & Gas – 2.74%
Continental Resources Inc/OK (a)	17,749	940
Diamondback Energy Inc (a)	18,787	2,372
		$3,312
Retail – 5.63%
Dollar Tree Inc (a)	24,106	2,587
PVH Corp	12,452	1,709
Urban Outfitters Inc (a)	37,094	1,300

See accompanying notes.

Schedule of Investments
LargeCap Growth Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$3,107	$1,730		$1,377
		$—		$3,107	$1,730		$1,377

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2017

COMMON STOCKS - 96.80%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Advertising - 0.02%			Biotechnology (continued)
Omnicom Group Inc	671	$49	Exelixis Inc (a)	791	$24
			Gilead Sciences Inc	2,561	183
Aerospace & Defense - 2.33%			Illumina Inc (a)	438	96
Boeing Co/The	21,975	6,481	Incyte Corp (a)	6,917	655
General Dynamics Corp	479	98	Intercept Pharmaceuticals Inc (a)	52	3
Harris Corp	109	15	Intrexon Corp (a)	115	1
HEICO Corp	100	9	Ionis Pharmaceuticals Inc (a)	338	17
HEICO Corp - Class A	168	13	Regeneron Pharmaceuticals Inc (a)	216	81
Lockheed Martin Corp	740	238	Seattle Genetics Inc (a)	261	14
Northrop Grumman Corp	318	98	Vertex Pharmaceuticals Inc (a)	17,419	2,611
Raytheon Co	215	40			$8,055
Rockwell Collins Inc	458	62	Building Materials - 0.05%
		$7,054	Armstrong World Industries Inc (a)	164	10
Agriculture - 0.63%			Eagle Materials Inc	140	16
Altria Group Inc	5,660	404	Fortune Brands Home & Security Inc	430	29
Philip Morris International Inc	14,153	1,495	Lennox International Inc	110	23
		$1,899	Masco Corp	625	28
Airlines - 0.98%			Vulcan Materials Co	336	43
Alaska Air Group Inc	11,066	813			$149
American Airlines Group Inc	39,025	2,031	Chemicals - 0.31%
Copa Holdings SA	29	4	Albemarle Corp	60	8
Southwest Airlines Co	2,000	131	Axalta Coating Systems Ltd (a)	597	19
		$2,979	Celanese Corp	240	26
Apparel - 0.26%			Chemours Co/The	539	27
Carter's Inc	161	19	DowDuPont Inc	2,206	157
Hanesbrands Inc	1,107	23	FMC Corp	374	35
Michael Kors Holdings Ltd (a)	81	5	Huntsman Corp	316	11
NIKE Inc	9,740	610	International Flavors & Fragrances Inc	220	34
Skechers U.S.A. Inc (a)	244	9	LyondellBasell Industries NV	635	70
VF Corp	1,732	128	Monsanto Co	1,389	162
		$794	NewMarket Corp	21	8
Automobile Manufacturers - 0.41%			Platform Specialty Products Corp (a)	373	4
Tesla Inc (a)	4,007	1,248	PPG Industries Inc	851	99
			Praxair Inc	811	125
Automobile Parts & Equipment - 0.08%			RPM International Inc	345	18
Allison Transmission Holdings Inc	432	19	Sherwin-Williams Co/The	261	107
Aptiv PLC	1,411	120	Versum Materials Inc	132	5
BorgWarner Inc	124	6	Westlake Chemical Corp	65	7
Delphi Technologies PLC (a)	470	25	WR Grace & Co	199	14
Lear Corp	173	30			$936
Visteon Corp (a)	112	14	Commercial Services - 5.85%
WABCO Holdings Inc (a)	160	23	Aramark	347	15
		$237	Automatic Data Processing Inc	1,390	163
Banks - 0.73%			Booz Allen Hamilton Holding Corp	473	18
Bank of the Ozarks	188	9	Bright Horizons Family Solutions Inc (a)	174	16
Capital One Financial Corp	289	29	Cintas Corp	251	39
East West Bancorp Inc	57	3	CoreLogic Inc/United States (a)	232	11
Morgan Stanley	39,663	2,081	CoStar Group Inc (a)	110	33
Pinnacle Financial Partners Inc	68	5	Ecolab Inc	31,633	4,244
Signature Bank/New York NY (a)	92	13	Equifax Inc	339	40
State Street Corp	215	21	Euronet Worldwide Inc (a)	191	16
SVB Financial Group (a)	116	27	FleetCor Technologies Inc (a)	19,450	3,743
Western Alliance Bancorp (a)	185	10	Global Payments Inc	13,205	1,323
		$2,198	H&R Block Inc	186	5
			IHS Markit Ltd (a)	647	29
Beverages - 0.32%
Brown-Forman Corp - B Shares	675	46	KAR Auction Services Inc	426	22
Coca-Cola Co/The	5,700	262	MarketAxess Holdings Inc	102	21
Constellation Brands Inc	504	115	Moody's Corp	517	76
Dr Pepper Snapple Group Inc	538	52	Morningstar Inc	57	6
Monster Beverage Corp (a)	820	52	PayPal Holdings Inc (a)	101,118	7,445
			Quanta Services Inc (a)	140	5
PepsiCo Inc	3,607	433
		$960	Robert Half International Inc	379	21
Biotechnology - 2.66%			Rollins Inc	322	15
ACADIA Pharmaceuticals Inc (a)	264	8	S&P Global Inc	509	86
Alexion Pharmaceuticals Inc (a)	10,917	1,305	Sabre Corp	564	12
Alnylam Pharmaceuticals Inc (a)	8,378	1,064	Service Corp International/US	594	22
			ServiceMaster Global Holdings Inc (a)	438	22
Amgen Inc	581	101	Square Inc (a)	763	26
Biogen Inc (a)	4,998	1,593
BioMarin Pharmaceutical Inc (a)	478	43	Total System Services Inc	568	45
			TransUnion (a)	456	25
Bioverativ Inc (a)	296	16
			United Rentals Inc (a)	243	42
Celgene Corp (a)	2,133	223
			Vantiv Inc (a)	495	36
Charles River Laboratories International Inc	160	17	Verisk Analytics Inc (a)	439	42
(a)

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Commercial Services (continued)			Electronics (continued)
Western Union Co/The	1,518	$29	Amphenol Corp	52,445	$4,605
WEX Inc (a)	99	14	Coherent Inc (a)	82	23
		$17,707	Corning Inc	101	3
Computers - 3.86%			FLIR Systems Inc	272	13
Accenture PLC - Class A	1,848	283	Fortive Corp	66,707	4,826
Apple Inc	45,367	7,677	Gentex Corp	662	14
Cognizant Technology Solutions Corp	1,889	134	Honeywell International Inc	883	135
CSRA Inc	544	16	Mettler-Toledo International Inc (a)	75	46
Dell Technologies Inc Class V (a)	616	50	National Instruments Corp	323	13
DST Systems Inc	87	5	PerkinElmer Inc	108	8
DXC Technology Co	1,006	96	Sensata Technologies Holding NV (a)	268	14
Fortinet Inc (a)	482	21	Trimble Inc (a)	636	26
Genpact Ltd	98,417	3,124	Waters Corp (a)	227	44
International Business Machines Corp	1,172	180			$9,812
NCR Corp (a)	403	14	Entertainment - 0.02%
NetApp Inc	730	40	Lions Gate Entertainment Corp - A shares (a)	191	6
Western Digital Corp	635	51	Six Flags Entertainment Corp	221	15
		$11,691	Vail Resorts Inc	122	26
Consumer Products - 0.08%					$47
Avery Dennison Corp	243	28	Environmental Control - 0.46%
Church & Dwight Co Inc	733	37	Waste Connections Inc	18,550	1,316
Clorox Co/The	326	48	Waste Management Inc	721	62
Kimberly-Clark Corp	1,024	124			$1,378
Spectrum Brands Holdings Inc	88	10	Food - 0.12%
		$247	Campbell Soup Co	400	19
Cosmetics & Personal Care - 1.47%			General Mills Inc	1,502	89
Colgate-Palmolive Co	636	48	Hershey Co/The	373	42
Estee Lauder Cos Inc/The	34,183	4,350	Kroger Co/The	1,462	40
Procter & Gamble Co/The	602	55	Lamb Weston Holdings Inc	130	7
		$4,453	McCormick & Co Inc/MD	349	36
Distribution & Wholesale - 0.05%			Pilgrim's Pride Corp (a)	228	7
Fastenal Co	834	46	Sprouts Farmers Market Inc (a)	514	13
HD Supply Holdings Inc (a)	578	23	Sysco Corp	1,674	102
LKQ Corp (a)	200	8	TreeHouse Foods Inc (a)	85	4
Pool Corp	126	16			$359
Watsco Inc	99	17	Forest Products & Paper - 0.01%
WW Grainger Inc	142	34	International Paper Co	739	43
		$144
Diversified Financial Services - 5.46%			Gas - 0.25%
Alliance Data Systems Corp	146	37	Sempra Energy	7,120	761
Ameriprise Financial Inc	478	81
BGC Partners Inc	284	4	Hand & Machine Tools - 0.02%
Cboe Global Markets Inc	303	38	Lincoln Electric Holdings Inc	195	18
Charles Schwab Corp/The	16,300	837	Snap-on Inc	36	6
Credit Acceptance Corp (a)	35	11	Stanley Black & Decker Inc	255	43
Eaton Vance Corp	339	19			$67
Federated Investors Inc	146	5	Healthcare - Products - 8.08%
Intercontinental Exchange Inc	26,353	1,860	ABIOMED Inc (a)	125	23
Invesco Ltd	218	8	Align Technology Inc (a)	232	52
Lazard Ltd	343	18	Baxter International Inc	286	18
Legg Mason Inc	110	5	Becton Dickinson and Co	13,804	2,955
LPL Financial Holdings Inc	273	16	Bio-Techne Corp	118	15
Mastercard Inc	2,740	415	Boston Scientific Corp (a)	2,703	67
Raymond James Financial Inc	115	10	Bruker Corp	214	7
SEI Investments Co	393	28	Cooper Cos Inc/The	119	26
T Rowe Price Group Inc	121	13	CR Bard Inc	228	76
TD Ameritrade Holding Corp	22,698	1,161	Danaher Corp	59,558	5,528
Visa Inc	104,908	11,961	Edwards Lifesciences Corp (a)	18,316	2,064
		$16,527	Henry Schein Inc (a)	477	33
Electric - 0.00%			Hill-Rom Holdings Inc	207	17
NRG Energy Inc	161	5	IDEXX Laboratories Inc (a)	259	41
			Intuitive Surgical Inc (a)	21,269	7,763
Electrical Components & Equipment - 0.02%			Medtronic PLC	197	16
Acuity Brands Inc	84	15	OPKO Health Inc (a)	107	1
AMETEK Inc	144	10	Patterson Cos Inc	90	3
Emerson Electric Co	180	13	QIAGEN NV (a)	284	9
Energizer Holdings Inc	247	12	ResMed Inc	415	35
Hubbell Inc	118	16	Stryker Corp	13,841	2,143
		$66	Teleflex Inc	30	7
Electronics - 3.24%			Thermo Fisher Scientific Inc	18,680	3,547
Agilent Technologies Inc	269	18	Varian Medical Systems Inc (a)	285	32
Allegion PLC	295	24			$24,478

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Healthcare - Services - 4.02%			Lodging - 0.77%
Aetna Inc	3,040	$548	Choice Hotels International Inc	135	$11
Anthem Inc	7,834	1,763	Hilton Grand Vacations Inc (a)	260	11
Centene Corp (a)	4,230	427	Hilton Worldwide Holdings Inc	24,736	1,975
Cigna Corp	18,263	3,709	Las Vegas Sands Corp	712	50
HCA Healthcare Inc (a)	41	4	Marriott International Inc/MD	1,478	201
Humana Inc	4,196	1,041	Wyndham Worldwide Corp	306	35
LifePoint Health Inc (a)	58	3	Wynn Resorts Ltd	240	40
UnitedHealth Group Inc	21,090	4,649			$2,323
WellCare Health Plans Inc (a)	134	27	Machinery - Construction & Mining - 0.71%
		$12,171	BWX Technologies Inc	31,402	1,899
Holding Companies - Diversified - 0.00%			Caterpillar Inc	1,659	262
Leucadia National Corp	290	8			$2,161
			Machinery - Diversified - 2.26%
Home Builders - 0.04%			Cognex Corp	524	32
DR Horton Inc	586	30	Cummins Inc	365	64
NVR Inc (a)	10	35	Deere & Co	631	99
PulteGroup Inc	319	11	Gardner Denver Holdings Inc (a)	155	5
Thor Industries Inc	161	24	Graco Inc	522	24
Toll Brothers Inc	265	13	IDEX Corp	219	29
		$113	Middleby Corp/The (a)	167	22
Home Furnishings - 0.01%			Rockwell Automation Inc	253	50
Leggett & Platt Inc	330	16	Roper Technologies Inc	17,173	4,447
Tempur Sealy International Inc (a)	74	4	Wabtec Corp/DE	25,026	2,038
		$20	Welbilt Inc (a)	424	10
Housewares - 0.01%			Xylem Inc/NY	289	20
Scotts Miracle-Gro Co/The	120	13	Zebra Technologies Corp (a)	180	19
Toro Co/The	334	22			$6,859
		$35	Media - 1.19%
Insurance - 0.45%			AMC Networks Inc (a)	196	11
Allstate Corp/The	444	47	Cable One Inc	17	12
American International Group Inc	215	13	CBS Corp	1,009	59
Aon PLC	753	101	Charter Communications Inc (a)	7,887	2,650
Arch Capital Group Ltd (a)	54	5	Comcast Corp - Class A	13,761	551
Arthur J Gallagher & Co	351	22	DISH Network Corp (a)	483	23
Assurant Inc	47	5	FactSet Research Systems Inc	112	22
Erie Indemnity Co	52	6	Scripps Networks Interactive Inc	170	14
Marsh & McLennan Cos Inc	1,020	83	Sirius XM Holdings Inc	4,381	23
Progressive Corp/The	1,846	104	Twenty-First Century Fox Inc - A Shares	106	4
RenaissanceRe Holdings Ltd	11	1	Twenty-First Century Fox Inc - B Shares	165	6
Voya Financial Inc	62	3	Walt Disney Co/The	2,119	228
Willis Towers Watson PLC	6,500	979			$3,603
		$1,369	Mining - 0.01%
Internet - 21.14%			Freeport-McMoRan Inc (a)	847	16
Alibaba Group Holding Ltd ADR(a)	36,564	6,305	Royal Gold Inc	68	6
Alphabet Inc - A Shares (a)	7,698	8,109	Southern Copper Corp	230	11
Alphabet Inc - C Shares (a)	8,219	8,600			$33
Amazon.com Inc (a)	14,202	16,609	Miscellaneous Manufacturers - 1.14%
CDW Corp/DE	479	33	3M Co	1,762	415
Dropbox Inc (a),(b),(c),(d)	1,434	17	AO Smith Corp	44,555	2,730
F5 Networks Inc (a)	204	27	AptarGroup Inc	50	5
Facebook Inc (a)	68,569	12,100	Dover Corp	72	7
Flipkart Online Services Pvt Ltd (a),(b),(c),(d)	162	14	General Electric Co	2,991	52
GoDaddy Inc (a)	390	20	Hexcel Corp	197	12
IAC/InterActiveCorp (a)	229	28	Illinois Tool Works Inc	601	100
Liberty Expedia Holdings Inc (a)	87	4	Ingersoll-Rand PLC	380	34
Match Group Inc (a)	274	9	Parker-Hannifin Corp	517	103
Netflix Inc (a)	6,064	1,164			$3,458
Priceline Group Inc/The (a)	5,037	8,753	Oil & Gas - 0.05%
Shopify Inc (a)	4,548	459	Antero Resources Corp (a)	389	7
Tencent Holdings Ltd ADR	33,530	1,741	Apache Corp	92	4
Twitter Inc (a)	139	3	Cabot Oil & Gas Corp	960	27
VeriSign Inc (a)	275	31	Chesapeake Energy Corp (a)	543	2
Zillow Group Inc - A Shares (a)	160	6	Cimarex Energy Co	258	32
		$64,032	Continental Resources Inc/OK (a)	141	7
Iron & Steel - 0.00%			Devon Energy Corp	164	7
Steel Dynamics Inc	121	5	Diamondback Energy Inc (a)	77	10
			EOG Resources Inc	149	16
Leisure Products & Services - 0.02%			EQT Corp	120	7
Brunswick Corp/DE	237	13	Gulfport Energy Corp (a)	185	2
Harley-Davidson Inc	389	20	Laredo Petroleum Inc (a)	627	7
Polaris Industries Inc	186	23	RSP Permian Inc (a)	224	9
		$56			$137

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Oil & Gas Services - 0.03%			Retail (continued)
Halliburton Co	1,611	$79	Dollar Tree Inc (a)	634	$68
RPC Inc	238	6	Domino's Pizza Inc	148	28
		$85	Dunkin' Brands Group Inc	295	19
Packaging & Containers - 0.04%			Floor & Decor Holdings Inc (a)	122	6
Ardagh Group SA	91	2	Foot Locker Inc	56	3
Ball Corp	542	21	Gap Inc/The	143	5
Berry Global Group Inc (a)	375	22	Genuine Parts Co	178	17
Crown Holdings Inc (a)	278	16	Home Depot Inc/The	8,068	1,529
Graphic Packaging Holding Co	676	10	Liberty Interactive Corp QVC Group (a)	764	19
Owens-Illinois Inc (a)	413	9	Lowe's Cos Inc	3,228	300
Packaging Corp of America	269	32	Lululemon Athletica Inc (a)	296	23
Sealed Air Corp	297	15	McDonald's Corp	1,619	279
Silgan Holdings Inc	250	7	Michaels Cos Inc/The (a)	347	8
		$134	MSC Industrial Direct Co Inc	74	7
Pharmaceuticals - 3.19%			Nordstrom Inc	368	17
AbbVie Inc	4,386	424	Nu Skin Enterprises Inc	81	5
Agios Pharmaceuticals Inc (a)	105	6	O'Reilly Automotive Inc (a)	246	59
Alkermes PLC (a)	417	23	Restaurant Brands International Inc	17,160	1,055
AmerisourceBergen Corp	475	44	Rite Aid Corp (a)	1,751	3
Bristol-Myers Squibb Co	2,400	147	Ross Stores Inc	17,322	1,390
DexCom Inc (a)	37,167	2,133	Sally Beauty Holdings Inc (a)	160	3
Eli Lilly & Co	2,807	237	Starbucks Corp	50,697	2,912
Express Scripts Holding Co (a)	275	20	TJX Cos Inc/The	41,184	3,149
Herbalife Ltd (a)	232	16	Tractor Supply Co	392	29
Johnson & Johnson	1,209	169	Ulta Beauty Inc (a)	170	38
McKesson Corp	133	21	Walgreens Boots Alliance Inc	793	58
Merck & Co Inc	19,927	1,121	Williams-Sonoma Inc	93	5
Neurocrine Biosciences Inc (a)	239	18	Yum China Holdings Inc	941	38
Premier Inc (a)	127	4	Yum! Brands Inc	13,388	1,092
TESARO Inc (a)	101	8			$18,575
Zoetis Inc	73,208	5,274	Semiconductors - 1.74%
		$9,665	Analog Devices Inc	722	64
Pipelines - 0.03%			Applied Materials Inc	3,909	200
Cheniere Energy Inc (a)	399	22	ASML Holding NV - NY Reg Shares	3,190	555
ONEOK Inc	1,084	58	Broadcom Ltd	801	206
Williams Cos Inc/The	333	10	IPG Photonics Corp (a)	119	25
		$90	KLA-Tencor Corp	475	50
Real Estate - 0.01%			Lam Research Corp	700	129
CBRE Group Inc (a)	356	15	Maxim Integrated Products Inc	855	45
			Microchip Technology Inc	674	59
REITs - 2.24%			Micron Technology Inc (a)	3,401	140
American Tower Corp	1,349	192	Microsemi Corp (a)	300	16
Boston Properties Inc	64	8	NVIDIA Corp	1,517	293
CoreSite Realty Corp	94	11	NXP Semiconductors NV (a)	18,548	2,171
Crown Castle International Corp	15,438	1,714	ON Semiconductor Corp (a)	1,297	27
CubeSmart	336	10	Qorvo Inc (a)	212	14
CyrusOne Inc	209	12	Skyworks Solutions Inc	545	52
Digital Realty Trust Inc	482	55	Teradyne Inc	618	26
Douglas Emmett Inc	323	13	Texas Instruments Inc	1,978	207
Equinix Inc	235	107	Xilinx Inc	14,780	996
Equity LifeStyle Properties Inc	224	20			$5,275
Extra Space Storage Inc	284	25	Shipbuilding - 0.01%
Federal Realty Investment Trust	78	10	Huntington Ingalls Industries Inc	114	27
Gaming and Leisure Properties Inc	178	7
Hudson Pacific Properties Inc	45	2	Software - 12.72%
Iron Mountain Inc	631	24	Activision Blizzard Inc	2,340	148
Lamar Advertising Co	204	15	Adobe Systems Inc (a)	26,546	4,652
Outfront Media Inc	55	1	ANSYS Inc (a)	15,481	2,285
Public Storage	525	110	athenahealth Inc (a)	121	16
SBA Communications Corp (a)	26,584	4,343	Atlassian Corp PLC (a)	256	12
Simon Property Group Inc	556	95	Autodesk Inc (a)	335	35
Tanger Factory Outlet Centers Inc	16	—	Black Knight Inc (a)	368	16
Taubman Centers Inc	82	5	Broadridge Financial Solutions Inc	375	34
		$6,779	Cadence Design Systems Inc (a)	873	36
Retail - 6.13%			CDK Global Inc	428	30
AutoZone Inc (a)	68	48	Cerner Corp (a)	840	57
Burlington Stores Inc (a)	139	17	Citrix Systems Inc (a)	461	41
CarMax Inc (a)	539	35	Dun & Bradstreet Corp/The	63	7
Copart Inc (a)	619	27	Electronic Arts Inc (a)	29,547	3,105
Costco Wholesale Corp	19,954	3,714	Fidelity National Information Services Inc	369	35
Darden Restaurants Inc	375	36	First Data Corp (a)	1,460	24
Dick's Sporting Goods Inc	194	6	Fiserv Inc (a)	710	93
Dollar General Corp	27,180	2,528	Guidewire Software Inc (a)	104	8

See accompanying notes.

     Schedule of Investments LargeCap Growth Account I

December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	PREFERRED STOCKS - 0.14%	Shares Held	Value (000's)
Software (continued)			Internet - 0.07%
Intuit Inc	36,424	$5,747	Flipkart Online Services Pvt Ltd Series G	824	$97
Jack Henry & Associates Inc	240	28	0.00% (a),(b),(c),(d)
Manhattan Associates Inc (a)	246	12	Uber Technologies Inc 0.00% (a),(b),(c),(d)	3,311	114
Microsoft Corp	110,510	9,453			$211
MSCI Inc	252	32	Software - 0.07%
Oracle Corp	1,012	48	Magic Leap Inc 0.00% (a),(b),(c),(d)	5,653	153
Paychex Inc	923	63	Magic Leap Inc 0.00% (a),(c),(d)	1,903	52
Red Hat Inc (a)	14,976	1,798			$205
salesforce.com Inc (a)	67,120	6,862	TOTAL PREFERRED STOCKS		$416
ServiceNow Inc (a)	10,727	1,399
			Total Investments		$302,311
SS&C Technologies Holdings Inc	538	22	Other Assets and Liabilities - 0.18%		$538
Synopsys Inc (a)	91	8
Take-Two Interactive Software Inc (a)	330	36	TOTAL NET ASSETS - 100.00%		$302,849
Tyler Technologies Inc (a)	102	18
Veeva Systems Inc (a)	356	20	(a) Non-income producing security
VMware Inc (a)	13,217	1,656	(b)	The value of these investments was determined using significant
Workday Inc (a)	6,886	700	unobservable inputs.
		$38,536	(c)		Restricted Security. Please see Restricted Security Sub-Schedule for more
Telecommunications - 0.56%			information.
Arista Networks Inc (a)	166	39	(d)		Fair value of these investments is determined in good faith by the Manager
CommScope Holding Co Inc (a)	300	11	under procedures established and periodically reviewed by the Board of
LogMeIn Inc	101	12	Directors. Certain inputs used in the valuation may be unobservable;
Motorola Solutions Inc	76	7	however, each security is evaluated individually for purposes of ASC 820
T-Mobile US Inc (a)	20,627	1,309	which results in not all securities being identified as Level 3 of the fair
Verizon Communications Inc	5,625	298	value hierarchy. At the end of the period, the fair value of these securities
Zayo Group Holdings Inc (a)	509	19	totaled $1,374 or 0.45% of net assets.
		$1,695	(e)		Affiliated Security. Please see affiliated sub-schedule for transactional
Textiles - 0.00%			information.
Mohawk Industries Inc (a)	21	6

Toys, Games & Hobbies - 0.01%
Hasbro Inc	262	24	Portfolio Summary (unaudited)
			Sector		Percent
Transportation - 0.27%			Consumer, Non-cyclical		26.44%
CH Robinson Worldwide Inc	409	36	Communications		23.28%
CSX Corp	1,546	85	Technology		18.37%
Expeditors International of Washington Inc	388	25	Industrial		10.55%
FedEx Corp	490	122	Financial		8.89%
JB Hunt Transport Services Inc	255	29	Consumer, Cyclical		8.79%
Landstar System Inc	143	15	Investment Companies		2.58%
Old Dominion Freight Line Inc	127	17	Utilities		0.48%
Union Pacific Corp	2,309	310	Basic Materials		0.33%
United Parcel Service Inc	1,367	163	Energy		0.11%
XPO Logistics Inc (a)	254	23	Diversified		0.00%
		$825	Other Assets and Liabilities		0.18%
Water - 0.23%			TOTAL NET ASSETS		100.00%
American Water Works Co Inc	7,730	707

TOTAL COMMON STOCKS		$293,164
INVESTMENT COMPANIES - 2.58%	Shares Held	Value (000's)
Money Market Funds - 2.58%
Principal Government Money Market Fund(e)	7,802,827	7,803

TOTAL INVESTMENT COMPANIES		$7,803
CONVERTIBLE PREFERRED STOCKS -
0.30%	Shares Held	Value (000's)
Internet - 0.30%
Airbnb Inc - Series D 0.00% (a),(b),(c),(d)	3,936	$461
Airbnb Inc - Series E 0.00% (a),(b),(c),(d)	1,119	131
Dropbox Inc 0.00% (a),(b),(c),(d)	8,228	109
Flipkart Online Services Pvt Ltd Series A	57	5
0.00% (a),(b),(c),(d)
Flipkart Online Services Pvt Ltd Series C	98	8
0.00% (a),(b),(c),(d)
Flipkart Online Services Pvt Ltd Series E	184	16
0.00% (a),(b),(c),(d)
Uber Technologies Inc 0.00% (a),(b),(c),(d)	5,740	198
		$928
TOTAL CONVERTIBLE PREFERRED STOCKS		$928

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$9,219	$1,416		$7,803
		$—		$9,219	$1,416		$7,803

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$3		$—			$—	$—
	$3		$—			$—	$—

Amounts in thousands.

Restricted Securities

Security Name	Acquisition Date		Cost		Value	Percent of Net Assets
Airbnb Inc - Series D		04/16/2014		$160	$461	0.15%
Airbnb Inc - Series E		07/14/2015		104	131	0.04%
Dropbox Inc		11/07/2014		27	17	0.01%
Dropbox Inc		01/30/2014		157	109	0.04%
Flipkart Online Services Pvt Ltd		03/19/2015		19	14	0.00%
Flipkart Online Services Pvt Ltd Series A		03/19/2015		7	5	0.00%
Flipkart Online Services Pvt Ltd Series C		03/19/2015		11	8	0.00%
Flipkart Online Services Pvt Ltd Series E		03/19/2015		21	16	0.01%
Flipkart Online Services Pvt Ltd Series G		12/17/2014		99	97	0.03%
Magic Leap Inc		01/20/2016		130	153	0.05%
Magic Leap Inc		10/12/2017		51	51	0.02%
Uber Technologies Inc		12/03/2015		162	114	0.04%
Uber Technologies Inc		12/05/2014		191	198	0.07%
Total					$1,374	0.46%

Amounts in thousands.

Futures Contracts

Description and Expiration Date	Type	Contracts	Notional Amount		Value and Unrealized Appreciation/(Depreciation)
S&P 500 Emini; March 2018	Long	62	$8,296			$68
Total						$68

Amounts in thousands except contracts.

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2017

COMMON STOCKS - 97.92%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Advertising - 0.11%			Beverages (continued)
Interpublic Group of Cos Inc/The	42,840	$864	Coca-Cola Co/The	422,721	$19,394
Omnicom Group Inc	25,414	1,851	Constellation Brands Inc	18,992	4,341
		$2,715	Dr Pepper Snapple Group Inc	19,903	1,932
Aerospace & Defense - 2.51%			Molson Coors Brewing Co	20,369	1,672
Arconic Inc	46,693	1,272	Monster Beverage Corp (a)	45,385	2,872
Boeing Co/The	61,718	18,201	PepsiCo Inc	156,775	18,801
General Dynamics Corp	30,612	6,228			$50,494
Harris Corp	13,141	1,862	Biotechnology - 2.20%
L3 Technologies Inc	8,615	1,705	Alexion Pharmaceuticals Inc (a)	24,629	2,945
Lockheed Martin Corp	27,501	8,829	Amgen Inc	80,024	13,916
Northrop Grumman Corp	19,191	5,890	Biogen Inc (a)	23,309	7,426
Raytheon Co	31,870	5,987	Celgene Corp (a)	86,792	9,058
Rockwell Collins Inc	17,948	2,434	Gilead Sciences Inc	144,001	10,316
TransDigm Group Inc	5,328	1,463	Illumina Inc (a)	16,096	3,517
United Technologies Corp	81,871	10,444	Incyte Corp (a)	19,309	1,829
		$64,315	Regeneron Pharmaceuticals Inc (a)	8,494	3,193
Agriculture - 1.39%			Vertex Pharmaceuticals Inc (a)	27,880	4,178
Altria Group Inc	210,356	15,022			$56,378
Archer-Daniels-Midland Co	61,651	2,471	Building Materials - 0.39%
Philip Morris International Inc	171,217	18,089	Fortune Brands Home & Security Inc	16,978	1,162
		$35,582	Johnson Controls International plc	102,018	3,888
Airlines - 0.52%			Martin Marietta Materials Inc	6,930	1,532
Alaska Air Group Inc	13,564	997	Masco Corp	34,677	1,523
American Airlines Group Inc	46,947	2,443	Vulcan Materials Co	14,582	1,872
Delta Air Lines Inc	72,310	4,049			$9,977
Southwest Airlines Co	60,181	3,939	Chemicals - 2.01%
United Continental Holdings Inc (a)	27,760	1,871	Air Products & Chemicals Inc	24,028	3,942
		$13,299	Albemarle Corp	12,181	1,558
Apparel - 0.58%			CF Industries Holdings Inc	25,713	1,094
Hanesbrands Inc	40,192	840	DowDuPont Inc	257,958	18,372
Michael Kors Holdings Ltd (a)	16,765	1,055	Eastman Chemical Co	15,845	1,468
NIKE Inc	144,848	9,060	FMC Corp	14,800	1,401
Ralph Lauren Corp	6,107	633	International Flavors & Fragrances Inc	8,707	1,329
Under Armour Inc - Class A (a)	20,409	295	LyondellBasell Industries NV	35,658	3,934
Under Armour Inc - Class C (a)	20,321	271	Monsanto Co	48,430	5,655
VF Corp	36,155	2,676	Mosaic Co/The	38,696	993
		$14,830	PPG Industries Inc	28,053	3,277
Automobile Manufacturers - 0.54%			Praxair Inc	31,563	4,882
Ford Motor Co	430,090	5,372	Sherwin-Williams Co/The	9,072	3,720
General Motors Co	140,925	5,777			$51,625
PACCAR Inc	38,761	2,755	Commercial Services - 1.68%
		$13,904	Automatic Data Processing Inc	48,889	5,729
Automobile Parts & Equipment - 0.17%			Cintas Corp	9,494	1,479
Aptiv PLC	29,306	2,486	Ecolab Inc	28,666	3,846
BorgWarner Inc	21,848	1,116	Equifax Inc	13,237	1,561
Goodyear Tire & Rubber Co/The	27,155	878	Gartner Inc (a)	9,993	1,231
		$4,480	Global Payments Inc	17,544	1,759
Banks - 7.82%			H&R Block Inc	23,046	604
			IHS Markit Ltd (a)	40,047	1,808
Bank of America Corp	1,069,368	31,568
Bank of New York Mellon Corp/The	112,887	6,080	Moody's Corp	18,329	2,706
BB&T Corp	86,970	4,324	Nielsen Holdings PLC	36,907	1,343
			PayPal Holdings Inc (a)	124,548	9,169
Capital One Financial Corp	53,437	5,321	Quanta Services Inc (a)	17,056	667
Citigroup Inc	291,472	21,689
Citizens Financial Group Inc	54,236	2,277	Robert Half International Inc	13,818	767
Comerica Inc	19,172	1,664	S&P Global Inc	28,112	4,762
Fifth Third Bancorp	77,782	2,360	Total System Services Inc	18,443	1,459
			United Rentals Inc (a)	9,317	1,602
Goldman Sachs Group Inc/The	38,672	9,852	Verisk Analytics Inc (a)	17,134	1,645
Huntington Bancshares Inc/OH	119,162	1,735
JPMorgan Chase & Co	382,498	40,904	Western Union Co/The	50,632	963
KeyCorp	118,551	2,391			$43,100
M&T Bank Corp	16,594	2,837	Computers - 5.49%
Morgan Stanley	153,462	8,052	Accenture PLC - Class A	68,127	10,430
Northern Trust Corp	23,677	2,365	Apple Inc	566,001	95,784
PNC Financial Services Group Inc/The	52,453	7,569	Cognizant Technology Solutions Corp	65,002	4,616
Regions Financial Corp	127,874	2,210	CSRA Inc	18,055	540
State Street Corp	40,880	3,990	DXC Technology Co	31,448	2,984
SunTrust Banks Inc	52,477	3,390	Hewlett Packard Enterprise Co	175,830	2,525
US Bancorp	173,793	9,312	HP Inc	184,126	3,869
Wells Fargo & Co	488,560	29,641	International Business Machines Corp	94,915	14,562
Zions Bancorporation	22,019	1,119	NetApp Inc	29,738	1,645
		$200,650	Seagate Technology PLC	31,894	1,335
Beverages - 1.97%			Western Digital Corp	32,607	2,593
Brown-Forman Corp - B Shares	21,587	1,482			$140,883

See accompanying notes.

     Schedule of Investments LargeCap S&P 500 Index Account December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Consumer Products - 0.36%			Electronics (continued)
Avery Dennison Corp	9,743	$1,119	Amphenol Corp	33,660	$2,955
Church & Dwight Co Inc	27,551	1,382	Corning Inc	95,804	3,065
Clorox Co/The	14,215	2,115	FLIR Systems Inc	15,276	712
Kimberly-Clark Corp	38,777	4,679	Fortive Corp	33,717	2,440
		$9,295	Garmin Ltd	12,232	729
Cosmetics & Personal Care - 1.45%			Honeywell International Inc	83,983	12,880
Colgate-Palmolive Co	96,801	7,304	Mettler-Toledo International Inc (a)	2,820	1,747
Coty Inc	52,052	1,035	PerkinElmer Inc	12,150	888
Estee Lauder Cos Inc/The	24,680	3,140	TE Connectivity Ltd	38,764	3,684
Procter & Gamble Co/The (b)	280,900	25,809	Waters Corp (a)	8,769	1,694
		$37,288			$34,003
Distribution & Wholesale - 0.17%			Engineering & Construction - 0.06%
Fastenal Co	31,682	1,733	Fluor Corp	15,419	796
LKQ Corp (a)	34,069	1,385	Jacobs Engineering Group Inc	13,280	876
WW Grainger Inc	5,718	1,351			$1,672
		$4,469	Environmental Control - 0.24%
Diversified Financial Services - 3.63%			Republic Services Inc	25,055	1,694
Affiliated Managers Group Inc	6,128	1,258	Stericycle Inc (a)	9,411	640
Alliance Data Systems Corp	5,299	1,343	Waste Management Inc	44,038	3,800
American Express Co	79,420	7,887			$6,134
Ameriprise Financial Inc	16,309	2,764	Food - 1.35%
BlackRock Inc	13,610	6,992	Campbell Soup Co	21,203	1,020
Cboe Global Markets Inc	12,507	1,558	Conagra Brands Inc	45,032	1,696
Charles Schwab Corp/The	131,527	6,757	General Mills Inc	62,653	3,715
CME Group Inc	37,515	5,479	Hershey Co/The	15,552	1,765
Discover Financial Services	40,058	3,081	Hormel Foods Corp	29,676	1,080
E*TRADE Financial Corp (a)	29,840	1,479	JM Smucker Co/The	12,521	1,556
Franklin Resources Inc	36,027	1,561	Kellogg Co	27,421	1,864
Intercontinental Exchange Inc	64,493	4,551	Kraft Heinz Co/The	65,818	5,118
Invesco Ltd	44,875	1,640	Kroger Co/The	98,059	2,692
Mastercard Inc	102,392	15,498	McCormick & Co Inc/MD	13,200	1,345
Nasdaq Inc	12,827	986	Mondelez International Inc	164,740	7,051
Navient Corp	28,993	386	Sysco Corp	52,846	3,209
Raymond James Financial Inc	14,168	1,265	Tyson Foods Inc	32,806	2,660
Synchrony Financial	81,096	3,131			$34,771
T Rowe Price Group Inc	26,712	2,803	Forest Products & Paper - 0.10%
Visa Inc	199,914	22,794	International Paper Co	45,517	2,637
		$93,213
Electric - 2.65%			Gas - 0.15%
AES Corp/VA	72,799	788	NiSource Inc	37,128	953
Alliant Energy Corp	25,488	1,086	Sempra Energy	27,679	2,960
Ameren Corp	26,748	1,578			$3,913
American Electric Power Co Inc	54,220	3,989	Hand & Machine Tools - 0.15%
CenterPoint Energy Inc	47,515	1,348	Snap-on Inc	6,286	1,095
CMS Energy Corp	31,088	1,470	Stanley Black & Decker Inc	16,906	2,869
Consolidated Edison Inc	34,181	2,904			$3,964
Dominion Energy Inc	70,942	5,751	Healthcare - Products - 3.11%
DTE Energy Co	19,775	2,165	Abbott Laboratories	191,882	10,951
Duke Energy Corp	77,154	6,489	Align Technology Inc (a)	7,956	1,768
Edison International	35,917	2,271	Baxter International Inc	55,261	3,572
Entergy Corp	19,870	1,617	Becton Dickinson and Co	25,133	5,380
Eversource Energy	34,933	2,207	Boston Scientific Corp (a)	151,379	3,753
Exelon Corp	105,838	4,171	Cooper Cos Inc/The	5,397	1,176
FirstEnergy Corp	49,040	1,502	CR Bard Inc	8,036	2,662
NextEra Energy Inc	51,857	8,100	Danaher Corp	67,481	6,263
NRG Energy Inc	33,161	944	DENTSPLY SIRONA Inc	25,320	1,667
PG&E Corp	56,533	2,534	Edwards Lifesciences Corp (a)	23,329	2,629
Pinnacle West Capital Corp	12,316	1,049	Henry Schein Inc (a)	17,302	1,209
PPL Corp	75,312	2,331	Hologic Inc (a)	30,391	1,299
Public Service Enterprise Group Inc	55,785	2,873	IDEXX Laboratories Inc (a)	9,616	1,504
SCANA Corp	15,722	625	Intuitive Surgical Inc (a)	12,353	4,508
Southern Co/The	110,639	5,321	Medtronic PLC	149,219	12,049
WEC Energy Group Inc	34,789	2,311	Patterson Cos Inc	9,080	328
Xcel Energy Inc	55,975	2,693	ResMed Inc	15,644	1,325
		$68,117	Stryker Corp	35,480	5,494
Electrical Components & Equipment - 0.30%			Thermo Fisher Scientific Inc	44,206	8,394
Acuity Brands Inc	4,648	818	Varian Medical Systems Inc (a)	10,100	1,123
AMETEK Inc	25,478	1,846	Zimmer Biomet Holdings Inc	22,320	2,693
Emerson Electric Co	70,753	4,931			$79,747
		$7,595	Healthcare - Services - 2.26%
Electronics - 1.32%			Aetna Inc	35,949	6,485
Agilent Technologies Inc	35,478	2,376	Anthem Inc	28,306	6,369
Allegion PLC	10,471	833	Centene Corp (a)	19,013	1,918

See accompanying notes.

     Schedule of Investments LargeCap S&P 500 Index Account December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Healthcare - Services (continued)			Leisure Products & Services (continued)
Cigna Corp	27,180	$5,520	Royal Caribbean Cruises Ltd	18,881	$2,252
DaVita Inc (a)	16,689	1,206			$7,226
Envision Healthcare Corp (a)	13,337	461	Lodging - 0.43%
HCA Healthcare Inc (a)	31,224	2,743	Hilton Worldwide Holdings Inc	22,293	1,780
Humana Inc	15,750	3,907	Marriott International Inc/MD	33,761	4,583
IQVIA Holdings Inc (a)	16,050	1,571	MGM Resorts International	56,169	1,876
Laboratory Corp of America Holdings (a)	11,223	1,790	Wyndham Worldwide Corp	11,170	1,294
Quest Diagnostics Inc	15,026	1,480	Wynn Resorts Ltd	8,839	1,490
UnitedHealth Group Inc	106,830	23,552			$11,023
Universal Health Services Inc	9,660	1,095	Machinery - Construction & Mining - 0.40%
		$58,097	Caterpillar Inc	65,586	10,335
Holding Companies - Diversified - 0.04%
Leucadia National Corp	34,562	916	Machinery - Diversified - 0.63%
			Cummins Inc	17,199	3,038
Home Builders - 0.17%			Deere & Co	35,262	5,519
DR Horton Inc	37,622	1,921	Flowserve Corp	14,401	607
Lennar Corp - A Shares	22,544	1,426	Rockwell Automation Inc	14,167	2,781
PulteGroup Inc	29,814	991	Roper Technologies Inc	11,285	2,923
		$4,338	Xylem Inc/NY	19,799	1,350
Home Furnishings - 0.08%					$16,218
Leggett & Platt Inc	14,531	694	Media - 2.59%
Whirlpool Corp	7,924	1,336	CBS Corp	39,970	2,358
		$2,030	Charter Communications Inc (a)	21,378	7,182
Housewares - 0.06%			Comcast Corp - Class A	514,189	20,593
Newell Brands Inc	54,028	1,670	Discovery Communications Inc - A Shares (a)	16,977	380
			Discovery Communications Inc - C Shares (a)	22,403	474
Insurance - 4.15%			DISH Network Corp (a)	25,126	1,200
Aflac Inc	43,341	3,805	News Corp - A Shares	42,220	685
Allstate Corp/The	39,557	4,142	News Corp - B Shares	13,424	223
American International Group Inc	99,101	5,905	Scripps Networks Interactive Inc	10,590	904
Aon PLC	27,549	3,692	Time Warner Inc	85,832	7,851
Arthur J Gallagher & Co	19,931	1,261	Twenty-First Century Fox Inc - A Shares	116,193	4,012
Assurant Inc	5,932	598	Twenty-First Century Fox Inc - B Shares	48,415	1,652
Berkshire Hathaway Inc - Class B (a)	212,145	42,051	Viacom Inc - B Shares	38,895	1,198
Brighthouse Financial Inc (a)	10,563	619	Walt Disney Co/The	166,495	17,900
Chubb Ltd	51,176	7,478			$66,612
Cincinnati Financial Corp	16,460	1,234	Mining - 0.20%
Everest Re Group Ltd	4,529	1,002	Freeport-McMoRan Inc (a)	148,410	2,814
Hartford Financial Services Group Inc/The	39,325	2,213	Newmont Mining Corp	58,794	2,206
Lincoln National Corp	24,123	1,854			$5,020
Loews Corp	30,427	1,522	Miscellaneous Manufacturers - 2.05%
Marsh & McLennan Cos Inc	56,261	4,579	3M Co	65,787	15,484
MetLife Inc	116,004	5,865	AO Smith Corp	16,075	985
Progressive Corp/The	64,114	3,611	Dover Corp	17,174	1,734
Prudential Financial Inc	46,741	5,374	Eaton Corp PLC	48,270	3,814
Torchmark Corp	11,836	1,074	General Electric Co	956,000	16,682
Travelers Cos Inc/The	30,172	4,093	Illinois Tool Works Inc	33,991	5,671
Unum Group	24,736	1,358	Ingersoll-Rand PLC	27,545	2,457
Willis Towers Watson PLC	14,557	2,194	Parker-Hannifin Corp	14,688	2,932
XL Group Ltd	28,222	992	Pentair PLC	18,205	1,286
		$106,516	Textron Inc	29,039	1,643
Internet - 7.63%					$52,688
Alphabet Inc - A Shares (a)	32,857	34,612	Office & Business Equipment - 0.03%
Alphabet Inc - C Shares (a)	33,277	34,821	Xerox Corp	23,534	686
Amazon.com Inc (a)	44,091	51,563
eBay Inc (a)	107,091	4,042	Oil & Gas - 4.85%
Expedia Inc	13,552	1,623	Anadarko Petroleum Corp	60,318	3,235
F5 Networks Inc (a)	6,900	905	Andeavor	15,821	1,809
Facebook Inc (a)	262,898	46,391	Apache Corp	41,994	1,773
Netflix Inc (a)	47,705	9,157	Cabot Oil & Gas Corp	50,984	1,458
Priceline Group Inc/The (a)	5,377	9,344	Chesapeake Energy Corp (a)	100,170	397
Symantec Corp	68,346	1,918	Chevron Corp	209,384	26,213
TripAdvisor Inc (a)	11,953	412	Cimarex Energy Co	10,502	1,281
VeriSign Inc (a)	9,345	1,069	Concho Resources Inc (a)	16,395	2,463
		$195,857	ConocoPhillips	131,792	7,234
Iron & Steel - 0.09%			Devon Energy Corp	57,932	2,398
Nucor Corp	35,046	2,228	EOG Resources Inc	63,742	6,878
			EQT Corp	26,990	1,536
Leisure Products & Services - 0.28%			Exxon Mobil Corp	467,111	39,069
Carnival Corp	44,959	2,984	Helmerich & Payne Inc	11,973	774
Harley-Davidson Inc	18,553	944	Hess Corp	29,775	1,413
Norwegian Cruise Line Holdings Ltd (a)	19,645	1,046	Marathon Oil Corp	93,665	1,586
			Marathon Petroleum Corp	53,842	3,553

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Oil & Gas (continued)			REITs (continued)
Newfield Exploration Co (a)	21,959	$692	SL Green Realty Corp	10,833	$1,093
Noble Energy Inc	53,643	1,563	UDR Inc	29,497	1,136
Occidental Petroleum Corp	84,359	6,214	Ventas Inc	39,261	2,356
Phillips 66	47,366	4,791	Vornado Realty Trust	19,006	1,486
Pioneer Natural Resources Co	18,760	3,243	Welltower Inc	40,827	2,604
Range Resources Corp	24,892	425	Weyerhaeuser Co	83,211	2,934
Valero Energy Corp	48,238	4,434			$71,342
		$124,432	Retail - 5.55%
Oil & Gas Services - 0.76%			Advance Auto Parts Inc	8,147	812
Baker Hughes a GE Co	47,202	1,494	AutoZone Inc (a)	3,032	2,157
Halliburton Co	96,188	4,701	Best Buy Co Inc	28,036	1,920
National Oilwell Varco Inc	41,895	1,509	CarMax Inc (a)	20,099	1,289
Schlumberger Ltd	152,710	10,291	Chipotle Mexican Grill Inc (a)	2,740	792
TechnipFMC PLC	48,333	1,513	Costco Wholesale Corp	48,174	8,966
		$19,508	CVS Health Corp	111,671	8,096
Packaging & Containers - 0.21%			Darden Restaurants Inc	13,634	1,309
Ball Corp	38,590	1,461	Dollar General Corp	28,719	2,671
Packaging Corp of America	10,402	1,254	Dollar Tree Inc (a)	26,137	2,805
Sealed Air Corp	19,886	980	Foot Locker Inc	13,669	641
WestRock Co	28,069	1,774	Gap Inc/The	24,006	818
		$5,469	Genuine Parts Co	16,162	1,535
Pharmaceuticals - 5.64%			Home Depot Inc/The	128,732	24,399
AbbVie Inc	175,731	16,995	Kohl's Corp	18,584	1,008
Allergan PLC	36,664	5,997	L Brands Inc	27,223	1,639
AmerisourceBergen Corp	17,791	1,634	Lowe's Cos Inc	91,808	8,533
Bristol-Myers Squibb Co	180,428	11,057	Macy's Inc	33,579	846
Cardinal Health Inc	34,682	2,125	McDonald's Corp	87,882	15,126
Eli Lilly & Co	106,807	9,021	Nordstrom Inc	12,856	609
Express Scripts Holding Co (a)	62,437	4,660	O'Reilly Automotive Inc (a)	9,374	2,255
Johnson & Johnson	296,160	41,379	PVH Corp	8,536	1,171
McKesson Corp	22,983	3,584	Ross Stores Inc	42,507	3,411
Merck & Co Inc	301,521	16,967	Signet Jewelers Ltd	6,665	377
Mylan NV (a)	59,119	2,501	Starbucks Corp	156,848	9,008
Perrigo Co PLC	14,439	1,259	Tapestry Inc	31,349	1,387
Pfizer Inc (b)	657,101	23,800	Target Corp	59,923	3,910
Zoetis Inc	53,718	3,870	Tiffany & Co	11,256	1,170
		$144,849	TJX Cos Inc/The	70,142	5,363
Pipelines - 0.35%			Tractor Supply Co	13,842	1,035
			Ulta Beauty Inc (a)	6,435	1,439
Kinder Morgan Inc/DE	211,723	3,826
ONEOK Inc	42,270	2,259	Walgreens Boots Alliance Inc	95,711	6,950
Williams Cos Inc/The	91,139	2,779	Wal-Mart Stores Inc	161,359	15,934
		$8,864	Yum! Brands Inc	37,149	3,032
Real Estate - 0.06%					$142,413
CBRE Group Inc (a)	33,305	1,442	Savings & Loans - 0.03%
			People's United Financial Inc	38,170	714
REITs - 2.78%
Alexandria Real Estate Equities Inc	10,551	1,378	Semiconductors - 3.81%
			Advanced Micro Devices Inc (a)	90,404	929
American Tower Corp	47,277	6,745
Apartment Investment & Management Co	17,310	757	Analog Devices Inc	40,638	3,618
AvalonBay Communities Inc	15,223	2,716	Applied Materials Inc	117,568	6,010
Boston Properties Inc	17,012	2,212	Broadcom Ltd	44,824	11,515
Crown Castle International Corp	44,786	4,972	Intel Corp	515,917	23,815
Digital Realty Trust Inc	22,648	2,580	KLA-Tencor Corp	17,276	1,815
Duke Realty Corp	39,260	1,068	Lam Research Corp	17,854	3,286
Equinix Inc	8,626	3,909	Microchip Technology Inc	25,785	2,266
			Micron Technology Inc (a)	127,133	5,228
Equity Residential	40,511	2,583
Essex Property Trust Inc	7,281	1,757	NVIDIA Corp	66,806	12,927
			Qorvo Inc (a)	14,030	935
Extra Space Storage Inc	13,881	1,214
Federal Realty Investment Trust	7,998	1,062	QUALCOMM Inc	162,510	10,404
GGP Inc	68,827	1,610	Skyworks Solutions Inc	20,255	1,923
HCP Inc	51,714	1,349	Texas Instruments Inc	108,647	11,347
Host Hotels & Resorts Inc	81,583	1,619	Xilinx Inc	27,665	1,865
Iron Mountain Inc	31,024	1,171			$97,883
Kimco Realty Corp	46,924	852	Software - 5.57%
Macerich Co/The	11,949	785	Activision Blizzard Inc	83,351	5,278
Mid-America Apartment Communities Inc	12,526	1,260	Adobe Systems Inc (a)	54,342	9,523
Prologis Inc	58,656	3,784	Akamai Technologies Inc (a)	18,647	1,213
Public Storage	16,501	3,449	ANSYS Inc (a)	9,356	1,381
Realty Income Corp	31,064	1,771	Autodesk Inc (a)	24,163	2,533
Regency Centers Corp	16,312	1,128	CA Inc	34,605	1,152
SBA Communications Corp (a)	12,959	2,117	Cadence Design Systems Inc (a)	31,127	1,302
Simon Property Group Inc	34,267	5,885	Cerner Corp (a)	34,813	2,346
			Citrix Systems Inc (a)	15,780	1,389

See accompanying notes.

     Schedule of Investments LargeCap S&P 500 Index Account December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Software (continued)			Sector	Percent
Electronic Arts Inc (a)	33,945	$3,566	Consumer, Non-cyclical	21.50%
Fidelity National Information Services Inc	36,806	3,463	Financial	18.47%
Fiserv Inc (a)	22,973	3,012	Technology	14.81%
Intuit Inc	26,775	4,224	Communications	13.27%
Microsoft Corp	850,447	72,747	Industrial	9.91%
Oracle Corp	335,858	15,879	Consumer, Cyclical	8.69%
Paychex Inc	35,255	2,400	Energy	5.96%
Red Hat Inc (a)	19,507	2,343	Utilities	2.87%
salesforce.com Inc (a)	75,644	7,733	Basic Materials	2.40%
Synopsys Inc (a)	16,562	1,412	Investment Companies	1.95%
		$142,896	Diversified	0.04%
Telecommunications - 2.94%			Other Assets and Liabilities	0.13%
AT&T Inc	676,866	26,316	TOTAL NET ASSETS	100.00%
CenturyLink Inc	107,239	1,789
Cisco Systems Inc	544,978	20,873
Juniper Networks Inc	41,332	1,178
Motorola Solutions Inc	17,858	1,613
Verizon Communications Inc	449,704	23,803
		$75,572
Textiles - 0.07%
Mohawk Industries Inc (a)	6,967	1,923

Toys, Games & Hobbies - 0.07%
Hasbro Inc	12,495	1,135
Mattel Inc	37,893	583
		$1,718
Transportation - 1.65%
CH Robinson Worldwide Inc	15,368	1,369
CSX Corp	98,523	5,420
Expeditors International of Washington Inc	19,590	1,267
FedEx Corp	27,197	6,787
JB Hunt Transport Services Inc	9,437	1,085
Kansas City Southern	11,414	1,201
Norfolk Southern Corp	31,546	4,571
Union Pacific Corp	86,778	11,637
United Parcel Service Inc	75,740	9,024
		$42,361
Water - 0.07%
American Water Works Co Inc	19,664	1,800

TOTAL COMMON STOCKS		$2,513,696
INVESTMENT COMPANIES - 1.95%	Shares Held	Value (000's)
Exchange Traded Funds - 0.14%
iShares Core S&P 500 ETF	14,316	3,850

Money Market Funds - 1.81%
Principal Government Money Market Fund (c)	46,338,580	46,339

TOTAL INVESTMENT COMPANIES		$50,189
Total Investments		$2,563,885
Other Assets and Liabilities - 0.13%		$3,335
TOTAL NET ASSETS - 100.00%		$2,567,220

(a)	Non-income producing security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $7,100 or 0.28% of net assets.
(c)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost	Proceeds		Value
Principal Government Money Market Fund		$—		$82,703	$36,364		$46,339
		$—		$82,703	$36,364		$46,339

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$14		$—			$—	$—
	$14		$—			$—	$—
Amounts in thousands.

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2017

Futures Contracts

Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
S&P 500 Emini; March 2018	Long	346	$46,295	$193
Total				$193
Amounts in thousands except contracts.

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2017

COMMON STOCKS - 93.17%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Advertising - 0.10%			Beverages (continued)
Interpublic Group of Cos Inc/The	3,525	$71	Coca-Cola Co/The	34,784	$1,596
Omnicom Group Inc	2,091	152	Constellation Brands Inc	1,563	357
		$223	Dr Pepper Snapple Group Inc	1,638	159
Aerospace & Defense - 2.38%			Molson Coors Brewing Co	1,676	138
Arconic Inc	3,842	105	Monster Beverage Corp (a)	3,735	236
Boeing Co/The	5,080	1,498	PepsiCo Inc	12,900	1,547
General Dynamics Corp	2,520	513			$4,155
Harris Corp	1,082	153	Biotechnology - 2.09%
L3 Technologies Inc	710	141	Alexion Pharmaceuticals Inc (a)	2,027	242
Lockheed Martin Corp	2,264	727	Amgen Inc	6,586	1,145
Northrop Grumman Corp	1,580	485	Biogen Inc (a)	1,919	611
Raytheon Co	2,624	493	Celgene Corp (a)	7,141	745
Rockwell Collins Inc	1,477	200	Gilead Sciences Inc	11,849	849
TransDigm Group Inc	438	120	Illumina Inc (a)	1,326	290
United Technologies Corp	6,737	859	Incyte Corp (a)	1,589	151
		$5,294	Regeneron Pharmaceuticals Inc (a)	699	263
Agriculture - 1.32%			Vertex Pharmaceuticals Inc (a)	2,295	344
Altria Group Inc	17,310	1,236			$4,640
Archer-Daniels-Midland Co	5,073	203	Building Materials - 0.37%
Philip Morris International Inc	14,089	1,489	Fortune Brands Home & Security Inc	1,397	96
		$2,928	Johnson Controls International plc	8,395	320
Airlines - 0.49%			Martin Marietta Materials Inc	571	126
Alaska Air Group Inc	1,116	82	Masco Corp	2,853	125
American Airlines Group Inc	3,863	201	Vulcan Materials Co	1,200	154
Delta Air Lines Inc	5,950	333			$821
Southwest Airlines Co	4,952	324	Chemicals - 1.91%
United Continental Holdings Inc (a)	2,284	154	Air Products & Chemicals Inc	1,978	324
		$1,094	Albemarle Corp	1,003	128
Apparel - 0.55%			CF Industries Holdings Inc	2,116	90
Hanesbrands Inc	3,307	69	DowDuPont Inc	21,226	1,512
Michael Kors Holdings Ltd (a)	1,380	87	Eastman Chemical Co	1,304	121
NIKE Inc	11,919	746	FMC Corp	1,218	115
Ralph Lauren Corp	502	52	International Flavors & Fragrances Inc	717	109
Under Armour Inc - Class A (a)	1,679	24	LyondellBasell Industries NV	2,934	324
Under Armour Inc - Class C (a)	1,671	22	Monsanto Co	3,985	465
VF Corp	2,975	220	Mosaic Co/The	3,184	82
		$1,220	PPG Industries Inc	2,308	270
Automobile Manufacturers - 0.52%			Praxair Inc	2,598	402
Ford Motor Co	35,390	442	Sherwin-Williams Co/The	748	307
General Motors Co	11,596	475			$4,249
PACCAR Inc	3,189	227	Commercial Services - 1.60%
		$1,144	Automatic Data Processing Inc	4,022	471
Automobile Parts & Equipment - 0.17%			Cintas Corp	782	122
Aptiv PLC	2,412	205	Ecolab Inc	2,359	317
BorgWarner Inc	1,798	92	Equifax Inc	1,089	128
Goodyear Tire & Rubber Co/The	2,235	72	Gartner Inc (a)	822	101
		$369	Global Payments Inc	1,444	145
Banks - 7.44%			H&R Block Inc	1,896	50
			IHS Markit Ltd (a)	3,295	149
Bank of America Corp	87,992	2,597
Bank of New York Mellon Corp/The	9,289	500	Moody's Corp	1,509	223
BB&T Corp	7,156	356	Nielsen Holdings PLC	3,037	111
			PayPal Holdings Inc (a)	10,248	754
Capital One Financial Corp	4,397	438	Quanta Services Inc (a)	1,403	55
Citigroup Inc	23,984	1,785
Citizens Financial Group Inc	4,463	187	Robert Half International Inc	1,137	63
Comerica Inc	1,578	137	S&P Global Inc	2,314	392
Fifth Third Bancorp	6,400	194	Total System Services Inc	1,517	120
			United Rentals Inc (a)	767	132
Goldman Sachs Group Inc/The	3,183	811	Verisk Analytics Inc (a)	1,410	135
Huntington Bancshares Inc/OH	9,806	143
JPMorgan Chase & Co	31,473	3,366	Western Union Co/The	4,166	79
KeyCorp	9,755	197			$3,547
M&T Bank Corp	1,366	233	Computers - 5.22%
Morgan Stanley	12,628	663	Accenture PLC - Class A	5,607	858
Northern Trust Corp	1,948	195	Apple Inc	46,574	7,882
PNC Financial Services Group Inc/The	4,317	623	Cognizant Technology Solutions Corp	5,349	380
Regions Financial Corp	10,522	182	CSRA Inc	1,486	45
State Street Corp	3,364	328	DXC Technology Co	2,587	246
SunTrust Banks Inc	4,318	279	Hewlett Packard Enterprise Co	14,469	208
US Bancorp	14,301	766	HP Inc	15,151	318
Wells Fargo & Co	40,201	2,439	International Business Machines Corp	7,811	1,198
Zions Bancorporation	1,812	92	NetApp Inc	2,447	135
		$16,511	Seagate Technology PLC	2,625	110
Beverages - 1.87%			Western Digital Corp	2,683	213
Brown-Forman Corp - B Shares	1,776	122			$11,593

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Consumer Products - 0.34%			Electronics (continued)
Avery Dennison Corp	802	$92	Amphenol Corp	2,770	$243
Church & Dwight Co Inc	2,267	114	Corning Inc	7,883	252
Clorox Co/The	1,171	174	FLIR Systems Inc	1,257	59
Kimberly-Clark Corp	3,191	385	Fortive Corp	2,775	201
		$765	Garmin Ltd	1,007	60
Cosmetics & Personal Care - 1.38%			Honeywell International Inc	6,912	1,060
Colgate-Palmolive Co	7,965	601	Mettler-Toledo International Inc (a)	233	144
Coty Inc	4,284	85	PerkinElmer Inc	1,000	73
Estee Lauder Cos Inc/The	2,031	258	TE Connectivity Ltd	3,190	303
Procter & Gamble Co/The	23,113	2,124	Waters Corp (a)	722	139
		$3,068			$2,799
Distribution & Wholesale - 0.17%			Engineering & Construction - 0.06%
Fastenal Co	2,607	143	Fluor Corp	1,269	66
LKQ Corp (a)	2,803	114	Jacobs Engineering Group Inc	1,092	72
WW Grainger Inc	472	111			$138
		$368	Environmental Control - 0.23%
Diversified Financial Services - 3.45%			Republic Services Inc	2,062	139
Affiliated Managers Group Inc	505	104	Stericycle Inc (a)	774	53
Alliance Data Systems Corp	437	111	Waste Management Inc	3,624	313
American Express Co	6,535	649			$505
Ameriprise Financial Inc	1,342	227	Food - 1.29%
BlackRock Inc	1,121	576	Campbell Soup Co	1,745	84
Cboe Global Markets Inc	1,029	128	Conagra Brands Inc	3,705	140
Charles Schwab Corp/The	10,823	556	General Mills Inc	5,155	306
CME Group Inc	3,088	451	Hershey Co/The	1,280	145
Discover Financial Services	3,296	253	Hormel Foods Corp	2,442	89
E*TRADE Financial Corp (a)	2,456	122	JM Smucker Co/The	1,030	128
Franklin Resources Inc	2,964	128	Kellogg Co	2,256	153
Intercontinental Exchange Inc	5,307	374	Kraft Heinz Co/The	5,415	421
Invesco Ltd	3,693	135	Kroger Co/The	8,069	221
Mastercard Inc	8,426	1,275	McCormick & Co Inc/MD	1,086	111
Nasdaq Inc	1,056	81	Mondelez International Inc	13,556	580
Navient Corp	2,386	32	Sysco Corp	4,348	264
Raymond James Financial Inc	1,166	104	Tyson Foods Inc	2,699	219
Synchrony Financial	6,673	258			$2,861
T Rowe Price Group Inc	2,198	231	Forest Products & Paper - 0.10%
Visa Inc	16,450	1,876	International Paper Co	3,746	217
		$7,671
Electric - 2.52%			Gas - 0.15%
AES Corp/VA	5,990	65	NiSource Inc	3,055	78
Alliant Energy Corp	2,097	89	Sempra Energy	2,278	244
Ameren Corp	2,200	130			$322
American Electric Power Co Inc	4,461	328	Hand & Machine Tools - 0.15%
CenterPoint Energy Inc	3,910	111	Snap-on Inc	518	91
CMS Energy Corp	2,558	121	Stanley Black & Decker Inc	1,392	236
Consolidated Edison Inc	2,813	239			$327
Dominion Energy Inc	5,838	473	Healthcare - Products - 2.96%
DTE Energy Co	1,627	178	Abbott Laboratories	15,789	901
Duke Energy Corp	6,349	534	Align Technology Inc (a)	655	146
Edison International	2,955	187	Baxter International Inc	4,547	294
Entergy Corp	1,635	133	Becton Dickinson and Co	2,069	443
Eversource Energy	2,875	182	Boston Scientific Corp (a)	12,456	309
Exelon Corp	8,709	343	Cooper Cos Inc/The	445	97
FirstEnergy Corp	4,035	124	CR Bard Inc	662	219
NextEra Energy Inc	4,268	667	Danaher Corp	5,553	515
NRG Energy Inc	2,729	78	DENTSPLY SIRONA Inc	2,084	137
PG&E Corp	4,652	208	Edwards Lifesciences Corp (a)	1,920	216
Pinnacle West Capital Corp	1,014	86	Henry Schein Inc (a)	1,424	100
PPL Corp	6,197	192	Hologic Inc (a)	2,501	107
Public Service Enterprise Group Inc	4,590	236	IDEXX Laboratories Inc (a)	792	124
SCANA Corp	1,293	51	Intuitive Surgical Inc (a)	1,018	372
Southern Co/The	9,104	438	Medtronic PLC	12,278	991
WEC Energy Group Inc	2,863	190	Patterson Cos Inc	747	27
Xcel Energy Inc	4,606	222	ResMed Inc	1,287	109
		$5,605	Stryker Corp	2,920	452
Electrical Components & Equipment - 0.28%			Thermo Fisher Scientific Inc	3,639	691
Acuity Brands Inc	383	67	Varian Medical Systems Inc (a)	830	92
AMETEK Inc	2,096	152	Zimmer Biomet Holdings Inc	1,836	222
Emerson Electric Co	5,822	406			$6,564
		$625	Healthcare - Services - 2.15%
Electronics - 1.26%			Aetna Inc	2,959	534
Agilent Technologies Inc	2,919	196	Anthem Inc	2,330	524
Allegion PLC	861	69	Centene Corp (a)	1,564	158

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Healthcare - Services (continued)			Leisure Products & Services (continued)
Cigna Corp	2,238	$455	Royal Caribbean Cruises Ltd	1,554	$185
DaVita Inc (a)	1,373	99			$595
Envision Healthcare Corp (a)	1,097	38	Lodging - 0.41%
HCA Healthcare Inc (a)	2,570	226	Hilton Worldwide Holdings Inc	1,834	146
Humana Inc	1,297	322	Marriott International Inc/MD	2,778	377
IQVIA Holdings Inc (a)	1,321	129	MGM Resorts International	4,622	154
Laboratory Corp of America Holdings (a)	924	147	Wyndham Worldwide Corp	919	107
Quest Diagnostics Inc	1,236	122	Wynn Resorts Ltd	728	123
UnitedHealth Group Inc	8,792	1,938			$907
Universal Health Services Inc	795	90	Machinery - Construction & Mining - 0.38%
		$4,782	Caterpillar Inc	5,398	851
Holding Companies - Diversified - 0.03%
Leucadia National Corp	2,843	75	Machinery - Diversified - 0.60%
			Cummins Inc	1,416	250
Home Builders - 0.16%			Deere & Co	2,902	454
DR Horton Inc	3,096	158	Flowserve Corp	1,185	50
Lennar Corp - A Shares	1,855	117	Rockwell Automation Inc	1,167	229
PulteGroup Inc	2,454	82	Roper Technologies Inc	929	241
		$357	Xylem Inc/NY	1,629	111
Home Furnishings - 0.08%					$1,335
Leggett & Platt Inc	1,196	57	Media - 2.47%
Whirlpool Corp	653	110	CBS Corp	3,289	194
		$167	Charter Communications Inc (a)	1,760	591
Housewares - 0.06%			Comcast Corp - Class A	42,310	1,695
Newell Brands Inc	4,446	137	Discovery Communications Inc - A Shares (a)	1,397	31
			Discovery Communications Inc - C Shares (a)	1,843	39
Insurance - 3.95%			DISH Network Corp (a)	2,068	99
Aflac Inc	3,566	313	News Corp - A Shares	3,474	56
Allstate Corp/The	3,255	341	News Corp - B Shares	1,105	18
American International Group Inc	8,154	486	Scripps Networks Interactive Inc	871	75
Aon PLC	2,268	304	Time Warner Inc	7,063	646
Arthur J Gallagher & Co	1,640	104	Twenty-First Century Fox Inc - A Shares	9,561	330
Assurant Inc	488	49	Twenty-First Century Fox Inc - B Shares	3,984	136
Berkshire Hathaway Inc - Class B (a)	17,457	3,460	Viacom Inc - B Shares	3,201	99
Brighthouse Financial Inc (a)	869	51	Walt Disney Co/The	13,700	1,473
Chubb Ltd	4,212	615			$5,482
Cincinnati Financial Corp	1,354	101	Mining - 0.19%
Everest Re Group Ltd	374	83	Freeport-McMoRan Inc (a)	12,212	232
Hartford Financial Services Group Inc/The	3,236	182	Newmont Mining Corp	4,838	181
Lincoln National Corp	1,985	153			$413
Loews Corp	2,504	125	Miscellaneous Manufacturers - 1.95%
Marsh & McLennan Cos Inc	4,629	377	3M Co	5,415	1,274
MetLife Inc	9,545	483	AO Smith Corp	1,323	81
Progressive Corp/The	5,276	297	Dover Corp	1,413	143
Prudential Financial Inc	3,846	442	Eaton Corp PLC	3,997	316
Torchmark Corp	974	88	General Electric Co (b)	78,664	1,373
Travelers Cos Inc/The	2,483	337	Illinois Tool Works Inc	2,798	467
Unum Group	2,036	112	Ingersoll-Rand PLC	2,266	202
Willis Towers Watson PLC	1,199	181	Parker-Hannifin Corp	1,210	241
XL Group Ltd	2,322	82	Pentair PLC	1,498	106
		$8,766	Textron Inc	2,390	135
Internet - 7.26%					$4,338
Alphabet Inc - A Shares (a)	2,704	2,848	Office & Business Equipment - 0.03%
Alphabet Inc - C Shares (a)	2,739	2,866	Xerox Corp	1,936	56
Amazon.com Inc (a)	3,629	4,244
eBay Inc (a)	8,812	333	Oil & Gas - 4.61%
Expedia Inc	1,115	134	Anadarko Petroleum Corp	4,963	266
F5 Networks Inc (a)	568	74	Andeavor	1,302	149
Facebook Inc (a)	21,633	3,817	Apache Corp	3,455	146
Netflix Inc (a)	3,926	754	Cabot Oil & Gas Corp	4,195	120
Priceline Group Inc/The (a)	443	770	Chesapeake Energy Corp (a)	8,242	33
Symantec Corp	5,624	158	Chevron Corp	17,229	2,157
TripAdvisor Inc (a)	983	34	Cimarex Energy Co	864	105
VeriSign Inc (a)	769	88	Concho Resources Inc (a)	1,350	203
		$16,120	ConocoPhillips	10,844	595
Iron & Steel - 0.08%			Devon Energy Corp	4,767	197
Nucor Corp	2,884	183	EOG Resources Inc	5,245	566
			EQT Corp	2,221	126
Leisure Products & Services - 0.27%			Exxon Mobil Corp (b)	38,437	3,215
Carnival Corp	3,699	246	Helmerich & Payne Inc	985	64
Harley-Davidson Inc	1,527	78	Hess Corp	2,450	116
Norwegian Cruise Line Holdings Ltd (a)	1,616	86	Marathon Oil Corp	7,708	131
			Marathon Petroleum Corp	4,431	292

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Oil & Gas (continued)			REITs (continued)
Newfield Exploration Co (a)	1,807	$57	SL Green Realty Corp	891	$90
Noble Energy Inc	4,414	129	UDR Inc	2,427	94
Occidental Petroleum Corp	6,941	511	Ventas Inc	3,230	194
Phillips 66	3,898	394	Vornado Realty Trust	1,564	122
Pioneer Natural Resources Co	1,545	267	Welltower Inc	3,360	214
Range Resources Corp	2,048	35	Weyerhaeuser Co	6,847	241
Valero Energy Corp	3,969	365			$5,871
		$10,239	Retail - 5.28%
Oil & Gas Services - 0.72%			Advance Auto Parts Inc	670	67
Baker Hughes a GE Co	3,884	123	AutoZone Inc (a)	251	179
Halliburton Co	7,915	387	Best Buy Co Inc	2,306	158
National Oilwell Varco Inc	3,447	124	CarMax Inc (a)	1,654	106
Schlumberger Ltd	12,566	847	Chipotle Mexican Grill Inc (a)	226	65
TechnipFMC PLC	3,977	124	Costco Wholesale Corp	3,965	738
		$1,605	CVS Health Corp	9,189	666
Packaging & Containers - 0.20%			Darden Restaurants Inc	1,122	108
Ball Corp	3,175	120	Dollar General Corp	2,363	220
Packaging Corp of America	856	103	Dollar Tree Inc (a)	2,150	231
Sealed Air Corp	1,636	81	Foot Locker Inc	1,125	53
WestRock Co	2,309	146	Gap Inc/The	1,976	67
		$450	Genuine Parts Co	1,330	126
Pharmaceuticals - 5.37%			Home Depot Inc/The	10,594	2,008
AbbVie Inc	14,460	1,398	Kohl's Corp	1,529	83
Allergan PLC	3,018	494	L Brands Inc	2,240	135
AmerisourceBergen Corp	1,464	134	Lowe's Cos Inc	7,555	702
Bristol-Myers Squibb Co	14,847	910	Macy's Inc	2,763	70
Cardinal Health Inc	2,853	175	McDonald's Corp	7,233	1,245
Eli Lilly & Co	8,789	742	Nordstrom Inc	1,058	50
Express Scripts Holding Co (a)	5,138	384	O'Reilly Automotive Inc (a)	772	186
Johnson & Johnson	24,370	3,405	PVH Corp	703	96
McKesson Corp	1,892	295	Ross Stores Inc	3,497	281
Merck & Co Inc	24,811	1,396	Signet Jewelers Ltd	548	31
Mylan NV (a)	4,865	206	Starbucks Corp	12,906	741
Perrigo Co PLC	1,188	104	Tapestry Inc	2,579	114
Pfizer Inc	54,069	1,958	Target Corp	4,931	322
Zoetis Inc	4,420	318	Tiffany & Co	925	96
		$11,919	TJX Cos Inc/The	5,772	441
Pipelines - 0.33%			Tractor Supply Co	1,139	85
			Ulta Beauty Inc (a)	530	119
Kinder Morgan Inc/DE	17,422	315
ONEOK Inc	3,479	186	Walgreens Boots Alliance Inc	7,876	572
Williams Cos Inc/The	7,500	229	Wal-Mart Stores Inc	13,278	1,311
		$730	Yum! Brands Inc	3,056	249
Real Estate - 0.05%					$11,721
CBRE Group Inc (a)	2,740	119	Savings & Loans - 0.03%
			People's United Financial Inc	3,141	59
REITs - 2.64%
Alexandria Real Estate Equities Inc	868	113	Semiconductors - 3.63%
			Advanced Micro Devices Inc (a)	7,438	76
American Tower Corp	3,891	555
Apartment Investment & Management Co	1,424	62	Analog Devices Inc	3,344	298
AvalonBay Communities Inc	1,253	224	Applied Materials Inc	9,674	495
Boston Properties Inc	1,399	182	Broadcom Ltd	3,689	948
Crown Castle International Corp	3,685	409	Intel Corp	42,452	1,960
Digital Realty Trust Inc	1,864	212	KLA-Tencor Corp	1,422	149
Duke Realty Corp	3,230	88	Lam Research Corp	1,470	271
Equinix Inc	710	322	Microchip Technology Inc	2,122	186
			Micron Technology Inc (a)	10,461	430
Equity Residential	3,333	213
Essex Property Trust Inc	600	145	NVIDIA Corp	5,498	1,064
			Qorvo Inc (a)	1,154	77
Extra Space Storage Inc	1,142	100
Federal Realty Investment Trust	657	87	QUALCOMM Inc	13,372	856
GGP Inc	5,664	133	Skyworks Solutions Inc	1,666	158
HCP Inc	4,255	111	Texas Instruments Inc	8,940	934
Host Hotels & Resorts Inc	6,713	133	Xilinx Inc	2,276	153
Iron Mountain Inc	2,551	96			$8,055
Kimco Realty Corp	3,861	70	Software - 5.30%
Macerich Co/The	983	65	Activision Blizzard Inc	6,859	434
Mid-America Apartment Communities Inc	1,030	104	Adobe Systems Inc (a)	4,472	784
Prologis Inc	4,826	311	Akamai Technologies Inc (a)	1,534	100
Public Storage	1,359	284	ANSYS Inc (a)	771	114
Realty Income Corp	2,556	146	Autodesk Inc (a)	1,988	208
Regency Centers Corp	1,342	93	CA Inc	2,847	95
SBA Communications Corp (a)	1,068	174	Cadence Design Systems Inc (a)	2,562	107
Simon Property Group Inc	2,821	484	Cerner Corp (a)	2,864	193
			Citrix Systems Inc (a)	1,298	114

See accompanying notes.

Schedule of Investments

LargeCap S&P 500 Managed Volatility Index Account December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Software (continued)			Sector	Percent
Electronic Arts Inc (a)	2,793	$293	Consumer, Non-cyclical	20.46%
Fidelity National Information Services Inc	3,029	285	Financial	17.57%
Fiserv Inc (a)	1,890	248	Technology	14.09%
Intuit Inc	2,204	348	Communications	12.63%
Microsoft Corp (b)	69,979	5,986	Industrial	9.43%
Oracle Corp	27,636	1,307	Consumer, Cyclical	8.29%
Paychex Inc	2,901	198	Investment Companies	6.62%
Red Hat Inc (a)	1,606	193	Energy	5.66%
salesforce.com Inc (a)	6,224	636	Utilities	2.73%
Synopsys Inc (a)	1,363	116	Basic Materials	2.28%
		$11,759	Purchased Options	0.15%
Telecommunications - 2.80%			Diversified	0.03%
AT&T Inc	55,696	2,165	Other Assets and Liabilities	0.06%
CenturyLink Inc	8,824	147	TOTAL NET ASSETS	100.00%
Cisco Systems Inc	44,843	1,717
Juniper Networks Inc	3,401	97
Motorola Solutions Inc	1,469	133
Verizon Communications Inc	37,004	1,959
		$6,218
Textiles - 0.07%
Mohawk Industries Inc (a)	574	158

Toys, Games & Hobbies - 0.06%
Hasbro Inc	1,028	93
Mattel Inc	3,118	48
		$141
Transportation - 1.57%
CH Robinson Worldwide Inc	1,265	113
CSX Corp	8,107	446
Expeditors International of Washington Inc	1,612	104
FedEx Corp	2,239	559
JB Hunt Transport Services Inc	777	89
Kansas City Southern	939	99
Norfolk Southern Corp	2,597	376
Union Pacific Corp	7,141	958
United Parcel Service Inc	6,232	742
		$3,486
Water - 0.07%
American Water Works Co Inc	1,618	148

TOTAL COMMON STOCKS		$206,865
INVESTMENT COMPANIES - 6.62%	Shares Held	Value (000's)
Exchange Traded Funds - 0.46%
iShares Core S&P 500 ETF	3,858	1,037

Money Market Funds - 6.16%
Principal Government Money Market Fund (c)	13,671,873	13,672

TOTAL INVESTMENT COMPANIES		$14,709
TOTAL PURCHASED OPTIONS - 0.15%		$329
Total Investments		$221,903
Other Assets and Liabilities - 0.06%		$123
TOTAL NET ASSETS - 100.00%		$222,026

(a)	Non-income producing security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,526 or 0.69% of net assets.
(c)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

See accompanying notes.

			Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2017

Affiliated Securities		December 31, 2016		Purchases		Sales		December 31, 2017
			Value		Cost	Proceeds				Value
Principal Government Money Market Fund		$		—	$17,797	$4,125				$13,672
		$		—	$17,797	$4,125				$13,672

			Realized Gain/Loss		Realized Gain from					Change in Unrealized
			Income	on Investments	Capital Gain Distributions					Gain/Loss
Principal Government Money Market Fund			$5	$—	$		—			$—
			$5	$—	$		—			$—
Amounts in thousands.

Options

Purchased Options		Contracts/	Notional		Expiration	Upfront				Unrealized
Outstanding	Counterparty	Shares	Amount	Exercise Price	Date	Payments/(Receipts)		Fair Value		Appreciation/(Depreciation)
Call - S&P 500 Index	N/A	125	$13	$2,700.00	01/22/2018	$138		$78		$(60)
Put - S&P 500 Index	N/A	200	$20	$2,630.00	01/22/2018	255		177		(78)
Put - S&P 500 Index	N/A	100	$10	$2,620.00	01/22/2018	127		74		(53)
Total						$520		$329		$(191)

Written Options		Contracts/	Notional		Expiration	Upfront				Unrealized
Outstanding	Counterparty	Shares	Amount	Exercise Price	Date	Payments/(Receipts)		Fair Value		Appreciation/(Depreciation)
Call - S&P 500 Index	N/A	125	$13	$2,710.00	01/22/2018	$(100)		$(60	) $	40
Put - S&P 500 Index	N/A	100	$10	$2,540.00	01/22/2018	(112)		(32)		80
Put - S&P 500 Index	N/A	200	$20	$2,600.00	01/22/2018	(178)		(108)		70
Total						$(390)		$(200	) $	190

Amounts in thousands except contracts/shares.

Futures Contracts

Description and Expiration Date			Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
S&P 500 Emini; March 2018			Long	25	$3,345	$				(21)
Total						$				(21)

Amounts in thousands except contracts.

See accompanying notes.

Schedule of Investments
LargeCap Value Account
December 31, 2017

COMMON STOCKS - 99.32%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 2.94%			Insurance (continued)
L3 Technologies Inc	8,530	$1,688	Unum Group	49,710	$2,729
Lockheed Martin Corp	4,950	1,589			$12,847
Raytheon Co	6,100	1,146	Iron & Steel - 0.89%
		$4,423	Nucor Corp	13,700	871
Airlines - 0.64%			Reliance Steel & Aluminum Co	5,400	463
Copa Holdings SA	7,140	957			$1,334
			Lodging - 0.34%
Apparel - 0.38%			Extended Stay America Inc	27,300	519
Michael Kors Holdings Ltd (a)	9,100	573
			Machinery - Diversified - 2.74%
Automobile Parts & Equipment - 0.96%			Cummins Inc	19,020	3,359
Allison Transmission Holdings Inc	10,820	466	Rockwell Automation Inc	3,900	766
Lear Corp	5,520	975			$4,125
		$1,441	Media - 3.55%
Banks - 12.92%			Comcast Corp - Class A	65,200	2,611
Bank of America Corp	156,200	4,611	Time Warner Inc	29,800	2,726
Citigroup Inc	8,000	595			$5,337
Citizens Financial Group Inc	30,800	1,293	Miscellaneous Manufacturers - 0.35%
Comerica Inc	35,300	3,064	Crane Co	5,900	526
JPMorgan Chase & Co	60,600	6,481
TCF Financial Corp	24,100	494	Office & Business Equipment - 0.66%
Wells Fargo & Co	47,900	2,906	Xerox Corp	34,300	1,000
		$19,444
Biotechnology - 2.04%			Oil & Gas - 11.12%
Biogen Inc (a)	2,500	796	Chevron Corp	42,230	5,287
Gilead Sciences Inc	31,700	2,271	ConocoPhillips	63,500	3,485
		$3,067	Exxon Mobil Corp	32,890	2,751
Chemicals - 1.66%			Phillips 66	15,960	1,614
Huntsman Corp	75,000	2,497	Valero Energy Corp	39,100	3,594
					$16,731
Computers - 1.84%			Oil & Gas Services - 0.75%
DXC Technology Co	7,800	740	Halliburton Co	23,200	1,134
HP Inc	96,380	2,025
		$2,765	Packaging & Containers - 0.42%
Cosmetics & Personal Care - 3.02%			Owens-Illinois Inc (a)	28,800	639
Colgate-Palmolive Co	44,210	3,336
Procter & Gamble Co/The	13,200	1,213	Pharmaceuticals - 7.02%
		$4,549	Johnson & Johnson	49,070	6,856
Diversified Financial Services - 5.50%			McKesson Corp	5,200	811
Ameriprise Financial Inc	9,000	1,525	Pfizer Inc (b)	80,000	2,898
BGC Partners Inc	75,000	1,133			$10,565
Lazard Ltd	44,100	2,315	Real Estate - 0.55%
Mastercard Inc	9,500	1,438	CBRE Group Inc (a)	19,100	827
Synchrony Financial	48,400	1,869
		$8,280	REITs - 4.86%
Electric - 4.04%			Annaly Capital Management Inc	170,000	2,021
CenterPoint Energy Inc	30,940	877	Camden Property Trust	12,200	1,123
Consolidated Edison Inc	10,400	883	Liberty Property Trust	18,220	784
Entergy Corp	33,600	2,735	Prologis Inc	52,580	3,392
NextEra Energy Inc	10,140	1,584			$7,320
		$6,079	Retail - 4.25%
Environmental Control - 2.05%			CVS Health Corp	22,300	1,617
Waste Management Inc	35,800	3,090	Liberty Interactive Corp QVC Group (a)	32,700	799
			Target Corp	11,300	737
Food - 1.63%			Wal-Mart Stores Inc	32,800	3,239
Ingredion Inc	12,060	1,686			$6,392
Pinnacle Foods Inc	12,800	761	Semiconductors - 0.67%
		$2,447	Intel Corp	21,700	1,002
Healthcare - Products - 1.31%
Baxter International Inc	30,510	1,972	Software - 2.29%
			Oracle Corp	38,130	1,803
Healthcare - Services - 3.20%			VMware Inc (a)	13,170	1,650
Anthem Inc	13,000	2,925			$3,453
Cigna Corp	5,160	1,048	Telecommunications - 5.31%
Humana Inc	3,390	841	AT&T Inc	15,900	619
		$4,814	Cisco Systems Inc	139,300	5,335
Insurance - 8.53%			Verizon Communications Inc	38,600	2,043
Aflac Inc	13,070	1,147			$7,997
Allstate Corp/The	11,300	1,183	Transportation - 0.89%
Berkshire Hathaway Inc - Class B (a)	20,130	3,990	Norfolk Southern Corp	9,260	1,342
Hartford Financial Services Group Inc/The	13,400	754
Prudential Financial Inc	18,200	2,093	TOTAL COMMON STOCKS		$149,488
Reinsurance Group of America Inc	6,100	951

See accompanying notes.

Schedule of Investments
LargeCap Value Account
December 31, 2017

INVESTMENT COMPANIES - 0.62%	Shares Held	Value (000's)
Money Market Funds - 0.62%
Principal Government Money Market Fund (c)	930,491	$930

TOTAL INVESTMENT COMPANIES		$930
Total Investments		$150,418
Other Assets and Liabilities - 0.06%		$91
TOTAL NET ASSETS - 100.00%		$150,509

(a) Non-income producing security
(b)		Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $942 or 0.63% of net assets.
(c)		Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Sector		Percent
Financial		32.37%
Consumer, Non-cyclical		18.22%
Energy		11.87%
Industrial		9.39%
Communications		8.86%
Consumer, Cyclical		6.57%
Technology		5.45%
Utilities		4.04%
Basic Materials		2.55%
Investment Companies		0.62%
Other Assets and Liabilities		0.06%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$1,255	$325		$930
		$—		$1,255	$325		$930

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$—		$—			$—	$—
	$—		$—			$—	$—
Amounts in thousands.

See accompanying notes.

Schedule of Investments MidCap Account December 31, 2017

COMMON STOCKS - 99.73%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 3.25%			Lodging - 0.41%
TransDigm Group Inc	70,195	$19,277	Hilton Worldwide Holdings Inc	30,375	$2,426

Banks - 1.08%			Machinery - Diversified - 2.11%
M&T Bank Corp	37,368	6,390	Roper Technologies Inc	48,421	12,541

Beverages - 0.49%			Media - 5.53%
Brown-Forman Corp - B Shares	42,617	2,926	Liberty Broadband Corp - A Shares (a)	26,829	2,282
			Liberty Broadband Corp - C Shares (a)	83,059	7,073
Building Materials - 2.68%			Liberty Global PLC - A Shares (a)	17,556	629
Martin Marietta Materials Inc	50,496	11,162	Liberty Global PLC - C Shares (a)	244,914	8,288
Vulcan Materials Co	36,804	4,724	Liberty Media Corp-Liberty Braves - A Shares	6,136	135
		$15,886	(a)
Chemicals - 4.62%			Liberty Media Corp-Liberty Braves - C Shares	25,741	572
			(a)
Air Products & Chemicals Inc	92,417	15,164
Axalta Coating Systems Ltd (a)	50,761	1,642	Liberty Media Corp-Liberty Formula One - A	17,905	586
Sherwin-Williams Co/The	25,843	10,597	Shares (a)
		$27,403	Liberty Media Corp-Liberty Formula One - C	185,777	6,346
Commercial Services - 14.26%			Shares (a)
AMERCO	7,833	2,960	Liberty Media Corp-Liberty SiriusXM - A	41,238	1,635
Brookfield Business Partners LP	17,461	603	Shares (a)
Ecolab Inc	25,341	3,400	Liberty Media Corp-Liberty SiriusXM - C	131,935	5,233
Gartner Inc (a)	72,834	8,970	Shares (a)
IHS Markit Ltd (a)	212,220	9,582			$32,779
KAR Auction Services Inc	35,276	1,782	Miscellaneous Manufacturers - 1.61%
Live Nation Entertainment Inc (a)	127,989	5,448	Colfax Corp (a)	240,567	9,531
Macquarie Infrastructure Corp	73,168	4,697
Moody's Corp	122,996	18,155	Private Equity - 6.49%
S&P Global Inc	78,264	13,258	Brookfield Asset Management Inc	651,237	28,355
TransUnion (a)	95,957	5,274	Kennedy-Wilson Holdings Inc	55,496	963
Verisk Analytics Inc (a)	108,273	10,394	KKR & Co LP	224,705	4,732
		$84,523	Onex Corp	60,523	4,442
Distribution & Wholesale - 1.01%					$38,492
Fastenal Co	56,878	3,111	Real Estate - 3.07%
HD Supply Holdings Inc (a)	72,730	2,911	Brookfield Property Partners LP	90,477	2,005
			CBRE Group Inc (a)	255,411	11,062
		$6,022	Howard Hughes Corp/The (a)	38,957	5,114
Diversified Financial Services - 1.76%
FNF Group	266,139	10,443			$18,181
			REITs - 5.75%
Electric - 2.51%			Equinix Inc	13,718	6,217
Brookfield Infrastructure Partners LP	269,472	12,075	Forest City Realty Trust Inc	204,292	4,924
Brookfield Renewable Partners LP	80,090	2,796	SBA Communications Corp (a)	140,673	22,980
		$14,871			$34,121
Electronics - 0.52%			Retail - 14.34%
Sensata Technologies Holding NV (a)	60,705	3,103	CarMax Inc (a)	237,200	15,212
			Copart Inc (a)	179,829	7,767
Healthcare - Products - 1.98%			Dollar General Corp	40,799	3,795
DENTSPLY SIRONA Inc	177,957	11,715	Dollar Tree Inc (a)	107,909	11,580
			O'Reilly Automotive Inc (a)	67,299	16,188
Holding Companies - Diversified - 0.28%			Restaurant Brands International Inc	250,238	15,384
Leucadia National Corp	62,804	1,664	Ross Stores Inc	188,102	15,095
					$85,021
Home Builders - 1.36%			Semiconductors - 1.38%
Lennar Corp - A Shares	73,054	4,620	Microchip Technology Inc	92,914	8,165
Lennar Corp - B Shares	1,475	76
NVR Inc (a)	963	3,379	Software - 6.12%
		$8,075	Autodesk Inc (a)	114,137	11,965
Insurance - 11.78%			Black Knight Inc (a)	84,864	3,747
Alleghany Corp (a)	3,099	1,847	CDK Global Inc	42,514	3,030
Aon PLC	149,249	19,999	Fidelity National Information Services Inc	88,101	8,289
Arch Capital Group Ltd (a)	57,906	5,256	Intuit Inc	46,027	7,262
Brown & Brown Inc	94,676	4,872	MSCI Inc	15,572	1,971
Loews Corp	149,782	7,494			$36,264
Markel Corp (a)	17,594	20,042	Telecommunications - 0.84%
Progressive Corp/The	117,554	6,621	EchoStar Corp (a)	22,597	1,353
Trisura Group Ltd (a)	4,276	88	Motorola Solutions Inc	40,520	3,661
White Mountains Insurance Group Ltd	4,256	3,623			$5,014
		$69,842	Textiles - 1.47%
Internet - 3.03%			Mohawk Industries Inc (a)	31,533	8,700
Liberty Expedia Holdings Inc (a)	63,313	2,807
Liberty Ventures (a)	93,748	5,085	TOTAL COMMON STOCKS		$591,318
VeriSign Inc (a)	87,828	10,051
		$17,943

See accompanying notes.

		Schedule of Investments
		MidCap Account
		December 31, 2017

INVESTMENT COMPANIES - 0.24%	Shares Held	Value (000's)
Money Market Funds - 0.24%
Principal Government Money Market Fund (b)	1,422,663	$1,423

TOTAL INVESTMENT COMPANIES		$1,423
Total Investments		$592,741
Other Assets and Liabilities - 0.03%		$155
TOTAL NET ASSETS - 100.00%		$592,896

(a)	Non-income producing security
(b)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Sector		Percent
Financial		29.93%
Consumer, Cyclical		18.59%
Consumer, Non-cyclical		16.73%
Industrial		10.17%
Communications		9.40%
Technology		7.50%
Basic Materials		4.62%
Utilities		2.51%
Diversified		0.28%
Investment Companies		0.24%
Other Assets and Liabilities		0.03%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost	Proceeds		Value
Principal Government Money Market Fund		$—		$1,891	$468		$1,423
		$—		$1,891	$468		$1,423

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund $	1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

		Schedule of Investments
Multi-Asset Income Account
December 31, 2017

INVESTMENT COMPANIES - 100.13%	Shares Held	Value
Principal Funds, Inc. Class R-6 – 93.54%
Global Diversified Income Fund (a)	8,364	$118,272
Global Real Estate Securities Fund (a)	1,741	16,575
High Yield Fund (a)	5,287	39,385
International Fund I (a)	1,069	18,280
Preferred Securities Fund (a)	3,805	39,532
Real Estate Debt Income Fund (a)	1,828	17,458
		$249,502
Principal Funds, Inc. Institutional Class – 6.59%
Equity Income Fund (a)	559	17,588

TOTAL INVESTMENT COMPANIES		$267,090
Total Investments		$267,090
Other Assets and Liabilities - (0.13)%		$(354)
TOTAL NET ASSETS - 100.00%		$266,736

(a) Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type		Percent
Specialty Funds		44.34%
Fixed Income Funds		36.13%
International Equity Funds		13.07%
Domestic Equity Funds		6.59%
Other Assets and Liabilities		(0.13)%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Equity Income Fund(a)		$12,637		$7,310	$4,037		$17,588
Global Diversified Income Fund(a)		85,508		28,625	115,581		—
Global Diversified Income Fund(b)		—		116,693	1,616		118,272
Global Real Estate Securities Fund (a)		12,161		3,715	16,557		—
Global Real Estate Securities Fund (b)		—		16,237	219		16,575
High Yield Fund(a)		29,564		9,833	39,056		—
High Yield Fund(b)		—		38,845	547		39,385
International Fund I(a)		11,484		3,807	15,928		—
International Fund I(b)		—		15,644	1,142		18,280
Preferred Securities Fund(b)		—		39,468	547		39,532
Preferred Securities Fund(a)		27,011		11,802	39,635		—
Real Estate Debt Income Fund(a)		15,065		4,461	20,081		—
Real Estate Debt Income Fund(b)		—		18,173	255		17,458
		$193,430		$314,613	$255,201		$267,090

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Equity Income Fund(a)	$332		$(4)			$720	$1,682
Global Diversified Income Fund(a)	1,821		11			—	1,437
Global Diversified Income Fund(b)	2,889		2			—	3,193
Global Real Estate Securities Fund (a)	58		(24)			—	705
Global Real Estate Securities Fund (b)	353		—			240	557
High Yield Fund(a)	812		26			—	(367)
High Yield Fund(b)	943		—			—	1,087
International Fund I(a)	—		(6)			—	643
International Fund I(b)	197		38			—	3,740
Preferred Securities Fund(b)	1,038		—			58	611
Preferred Securities Fund(a)	618		—			—	822
Real Estate Debt Income Fund(a)	193		1			—	554
Real Estate Debt Income Fund(b)	344		—			—	(460)
	$9,598		$44			$1,018	$14,204

Amounts shown are in dollars and not rounded to the thousands.

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

     Schedule of Investments Principal Capital Appreciation Account December 31, 2017

COMMON STOCKS - 97.89%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 3.52%			Environmental Control - 1.19%
Boeing Co/The	7,139	$2,105	Waste Connections Inc	27,274	$1,935
Northrop Grumman Corp	8,764	2,690
Teledyne Technologies Inc (a)	5,163	935	Food - 2.06%
		$5,730	General Mills Inc	11,388	675
Airlines - 1.40%			Kroger Co/The	18,355	504
Alaska Air Group Inc	31,050	2,283	McCormick & Co Inc/MD	9,367	955
			Safeway, Inc. - CVR - Casa Ley (a),(b),(c)	825	—
Apparel - 0.99%			Safeway, Inc. - CVR - Property Development	825	—
Deckers Outdoor Corp (a)	8,337	669	Centers (a),(b),(c)
NIKE Inc	15,117	946	Tyson Foods Inc	15,074	1,222
		$1,615			$3,356
Automobile Manufacturers - 0.81%			Gas - 0.37%
PACCAR Inc	18,657	1,326	Sempra Energy	5,584	597

Automobile Parts & Equipment - 1.04%			Hand & Machine Tools - 0.68%
Adient PLC	13,180	1,037	Snap-on Inc	6,342	1,105
Autoliv Inc	5,135	653
		$1,690	Healthcare - Products - 4.60%
Banks - 9.25%			Abbott Laboratories	13,783	786
East West Bancorp Inc	17,650	1,074	Becton Dickinson and Co	8,225	1,761
Goldman Sachs Group Inc/The	4,197	1,069	Bio-Techne Corp	2,661	345
			Edwards Lifesciences Corp (a)	7,184	810
JPMorgan Chase & Co	42,829	4,580
PNC Financial Services Group Inc/The	25,795	3,722	Medtronic PLC	16,510	1,333
US Bancorp	52,340	2,805	Thermo Fisher Scientific Inc	8,668	1,646
			Varian Medical Systems Inc (a)	7,335	815
Wells Fargo & Co	30,152	1,829
		$15,079			$7,496
Beverages - 2.72%			Healthcare - Services - 1.03%
Brown-Forman Corp - B Shares	7,628	524	UnitedHealth Group Inc	5,901	1,301
Dr Pepper Snapple Group Inc	17,412	1,690	Universal Health Services Inc	3,327	377
PepsiCo Inc	18,575	2,227			$1,678
		$4,441	Insurance - 1.36%
Biotechnology - 1.65%			Chubb Ltd	15,131	2,211
Biogen Inc (a)	5,104	1,626
Gilead Sciences Inc	14,767	1,058	Internet - 6.50%
			Alphabet Inc - A Shares (a)	2,533	2,668
		$2,684	Alphabet Inc - C Shares (a)	1,691	1,770
Building Materials - 0.26%			Amazon.com Inc (a)	2,296	2,685
Apogee Enterprises Inc	9,116	417	Facebook Inc (a)	13,687	2,415
			Priceline Group Inc/The (a)	606	1,053
Chemicals - 2.96%
DowDuPont Inc	16,166	1,151			$10,591
FMC Corp	8,512	806	Iron & Steel - 0.42%
HB Fuller Co	23,845	1,284	Reliance Steel & Aluminum Co	7,931	680
Innospec Inc	10,965	774
PPG Industries Inc	6,982	816	Machinery - Diversified - 1.14%
		$4,831	Deere & Co	7,655	1,198
Commercial Services - 1.78%			Roper Technologies Inc	2,533	656
Aaron's Inc	21,717	865			$1,854
KAR Auction Services Inc	20,802	1,051	Media - 3.62%
PayPal Holdings Inc (a)	13,306	980	Comcast Corp - Class A	82,719	3,313
		$2,896	Nexstar Media Group Inc	10,897	852
Computers - 3.98%			Sirius XM Holdings Inc	129,181	692
Apple Inc	38,384	6,496	Walt Disney Co/The	9,753	1,049
					$5,906
Cosmetics & Personal Care - 1.14%			Miscellaneous Manufacturers - 0.30%
Procter & Gamble Co/The	20,304	1,866	Crane Co	3,827	341
			General Electric Co	8,404	147
Distribution & Wholesale - 0.21%					$488
Pool Corp	2,671	346	Oil & Gas - 5.19%
			Chevron Corp	16,448	2,059
Diversified Financial Services - 4.85%			Cimarex Energy Co	26,272	3,206
Ameriprise Financial Inc	16,056	2,721	Exxon Mobil Corp	20,951	1,752
Charles Schwab Corp/The	27,832	1,430	Valero Energy Corp	15,764	1,449
Discover Financial Services	23,891	1,838			$8,466
FNF Group	48,895	1,918	Oil & Gas Services - 0.70%
		$7,907	Schlumberger Ltd	17,008	1,146
Electric - 2.42%
NextEra Energy Inc	13,110	2,047	Pharmaceuticals - 4.98%
Xcel Energy Inc	39,446	1,898	Allergan PLC	4,354	712
		$3,945	Bristol-Myers Squibb Co	13,148	806
Electronics - 0.41%			Johnson & Johnson	21,543	3,010
Waters Corp (a)	3,462	669	McKesson Corp	3,028	472
			Merck & Co Inc	21,886	1,231

See accompanying notes.

     Schedule of Investments Principal Capital Appreciation Account December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	(d) Affiliated Security. Please see affiliated sub-schedule for transactional
Pharmaceuticals (continued)			information.
Pfizer Inc	52,059	$1,886
		$8,117
REITs - 3.31%			Portfolio Summary (unaudited)
Alexandria Real Estate Equities Inc	15,536	2,029	Sector	Percent
Essex Property Trust Inc	2,908	702	Consumer, Non-cyclical	19.96%
Host Hotels & Resorts Inc	67,321	1,336	Financial	19.17%
Realty Income Corp	23,445	1,337	Technology	15.93%
		$5,404	Communications	13.60%
Retail - 3.08%			Consumer, Cyclical	8.87%
Chipotle Mexican Grill Inc (a)	581	168
Copart Inc (a)	3,877	167	Industrial	8.30%
			Energy	5.89%
Costco Wholesale Corp	5,571	1,037	Basic Materials	3.38%
CVS Health Corp	11,525	836	Utilities	2.79%
Home Depot Inc/The	9,887	1,874	Investment Companies	2.33%
Starbucks Corp	16,329	938	Other Assets and Liabilities	(0.22)%
		$5,020	TOTAL NET ASSETS	100.00%
Savings & Loans - 0.40%
Washington Federal Inc	19,254	659

Semiconductors - 3.96%
Applied Materials Inc	11,911	609
Broadcom Ltd	4,737	1,217
Intel Corp	5,637	260
Lam Research Corp	5,407	995
Microchip Technology Inc	28,180	2,476
NVIDIA Corp	832	161
QUALCOMM Inc	11,411	731
		$6,449
Software - 7.99%
Adobe Systems Inc (a)	8,224	1,441
Black Knight Inc (a)	24,191	1,068
Fair Isaac Corp	4,829	740
Fidelity National Information Services Inc	12,308	1,158
Microsoft Corp	74,738	6,393
Omnicell Inc (a)	14,271	692
Oracle Corp	21,222	1,003
Red Hat Inc (a)	4,459	536
		$13,031
Telecommunications - 3.48%
AT&T Inc	43,161	1,678
Cisco Systems Inc	65,108	2,494
T-Mobile US Inc (a)	11,950	759
Verizon Communications Inc	13,934	737
		$5,668
Toys, Games & Hobbies - 1.34%
Hasbro Inc	23,990	2,181

Transportation - 0.80%
Expeditors International of Washington Inc	7,105	460
Union Pacific Corp	6,283	842
		$1,302
TOTAL COMMON STOCKS		$159,561
INVESTMENT COMPANIES - 2.33%	Shares Held	Value (000's)
Money Market Funds - 2.33%
Principal Government Money Market Fund (d)	3,794,913	3,795

TOTAL INVESTMENT COMPANIES		$3,795
Total Investments		$163,356
Other Assets and Liabilities - (0.22)%		$(358)
TOTAL NET ASSETS - 100.00%		$162,998

(a)	Non-income producing security
(b)	The value of these investments was determined using significant unobservable inputs.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $0 or 0.00% of net assets.

See accompanying notes.

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$4,098	$303		$3,795
		$—		$4,098	$303		$3,795

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2010 Account
		December 31, 2017

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 29.49%
Blue Chip Fund (a)	50,581	$1,070
Diversified Real Asset Fund (a)	102,189	1,189
Global Diversified Income Fund (a)	265,385	3,753
Global Multi-Strategy Fund (a)	189,786	2,143
International Small Company Fund (a)	53,468	679
LargeCap Growth Fund I (a)	75,054	1,082
MidCap Fund (a)	37,245	1,015
MidCap Value Fund III (a)	34,144	734
SmallCap Growth Fund I (a)	24,742	344
SmallCap Value Fund II (a)	25,012	329
		$12,338
Principal Funds, Inc. Institutional Class - 37.27%
Bond Market Index Fund (a)	342,862	3,748
Diversified International Fund (a)	146,287	2,033
Equity Income Fund (a)	33,627	1,058
Global Opportunities Fund (a)	113,669	1,432
Inflation Protection Fund (a)	253,113	2,159
LargeCap S&P 500 Index Fund (a)	121,272	2,124
LargeCap Value Fund III (a)	60,535	1,025
Overseas Fund (a)	176,110	2,013
		$15,592
Principal Variable Contracts Funds, Inc. Class 1 - 33.25%
Core Plus Bond Account (a)	642,513	7,293
Short-Term Income Account (a)	2,594,636	6,616
		$13,909
TOTAL INVESTMENT COMPANIES		$41,839
Total Investments		$41,839
Other Assets and Liabilities - (0.01)%		$(3)
TOTAL NET ASSETS - 100.00%		$41,836

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	47.37%
Domestic Equity Funds	21.00%
Specialty Funds	16.93%
International Equity Funds	14.71%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

	Schedule of Investments
	Principal LifeTime 2010 Account
	December 31, 2017

Affiliated Securities	December 31, 2016	Purchases	Sales	December 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$1,105	$368	$1,070
Blue Chip Fund (b)	1,272	46	1,251	—
Bond Market Index Fund (b)	3,704	1,036	1,031	3,748
Core Plus Bond Account	7,728	1,339	1,915	7,293
Diversified International Fund(b)	1,757	448	612	2,033
Diversified Real Asset Fund(b)	1,100	40	1,150	—
Diversified Real Asset Fund(a)	—	1,271	155	1,189
Equity Income Fund(b)	1,240	191	520	1,058
Global Diversified Income Fund(b)	3,818	233	3,707	—
Global Diversified Income Fund(a)	—	3,796	579	3,753
Global Multi-Strategy Fund(a)	—	2,356	372	2,143
Global Multi-Strategy Fund(b)	2,247	99	2,264	—
Global Opportunities Fund(b)	1,380	298	396	1,432
Inflation Protection Fund (b)	2,543	342	753	2,159
International Emerging Markets Fund (b)	239	—	268	—
International Small Company Fund(b)	7	575	582	—
International Small Company Fund(a)	—	657	110	679
LargeCap Growth Fund I(a)	—	1,169	342	1,082
LargeCap Growth Fund I(b)	1,169	45	1,220	—
LargeCap S&P 500 Index Fund(b)	1,917	505	542	2,124
LargeCap Value Fund III(b)	1,215	185	477	1,025
MidCap Fund (b)	978	41	697	—
MidCap Fund (a)	—	710	214	1,015
MidCap Value Fund III(a)	—	825	188	734
MidCap Value Fund III(b)	841	32	840	—
Origin Emerging Markets Fund(b)	231	—	265	—
Overseas Fund(b)	1,830	527	709	2,013
Short-Term Income Account	6,696	1,606	1,716	6,616
SmallCap Growth Fund I(b)	355	14	257	—
SmallCap Growth Fund I(a)	—	270	101	344
SmallCap Value Fund II(b)	377	14	243	—
SmallCap Value Fund II(a)	—	256	77	329
	$42,644	$20,031	$23,921	$41,839

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$2	$62	$28	$271
Blue Chip Fund (b)	—	21	—	(88)
Bond Market Index Fund (b)	87	(1)	—	40
Core Plus Bond Account	211	(3)	—	144
Diversified International Fund(b)	36	32	—	408
Diversified Real Asset Fund(b)	—	(1)	—	11
Diversified Real Asset Fund(a)	26	(2)	—	75
Equity Income Fund(b)	24	127	46	20
Global Diversified Income Fund(b)	77	(1)	—	(343)
Global Diversified Income Fund(a)	103	—	—	536
Global Multi-Strategy Fund(a)	53	2	10	157
Global Multi-Strategy Fund(b)	—	(2)	—	(80)
Global Opportunities Fund(b)	119	24	20	126
Inflation Protection Fund (b)	43	9	—	18
International Emerging Markets Fund (b)	—	(92)	—	121
International Small Company Fund(b)	—	—	—	—
International Small Company Fund(a)	29	8	3	124
LargeCap Growth Fund I(a)	7	50	66	205
LargeCap Growth Fund I(b)	—	6	—	—
LargeCap S&P 500 Index Fund(b)	38	61	105	183
LargeCap Value Fund III(b)	22	50	45	52
MidCap Fund (b)	—	13	—	(335)
MidCap Fund (a)	1	61	32	458
MidCap Value Fund III(a)	24	11	28	86
MidCap Value Fund III(b)	—	2	—	(35)
Origin Emerging Markets Fund(b)	—	(14)	—	48
Overseas Fund(b)	50	10	12	355
Short-Term Income Account	130	1	—	29
SmallCap Growth Fund I(b)	—	3	—	(115)
SmallCap Growth Fund I(a)	8	31	12	144
SmallCap Value Fund II(b)	—	(1)	—	(147)
SmallCap Value Fund II(a)	9	21	11	129
	$1,099	$488	$418	$2,597
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2020 Account
		December 31, 2017

INVESTMENT COMPANIES - 100.00%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 32.82%
Blue Chip Fund (a)	371,035	$7,851
Diversified Real Asset Fund (a)	432,405	5,033
Global Diversified Income Fund (a)	933,261	13,196
Global Multi-Strategy Fund (a)	785,125	8,864
International Small Company Fund (a)	385,290	4,893
LargeCap Growth Fund I (a)	550,452	7,938
MidCap Fund (a)	260,590	7,101
MidCap Value Fund III (a)	248,886	5,349
SmallCap Growth Fund I (a)	181,739	2,526
SmallCap Value Fund II (a)	183,890	2,422
		$65,173
Principal Funds, Inc. Institutional Class - 44.89%
Bond Market Index Fund (a)	1,182,175	12,921
Diversified International Fund (a)	1,051,587	14,617
Equity Income Fund (a)	246,415	7,755
Global Opportunities Fund (a)	802,191	10,107
Inflation Protection Fund (a)	783,325	6,682
LargeCap S&P 500 Index Fund (a)	858,917	15,039
LargeCap Value Fund III (a)	446,246	7,555
Overseas Fund (a)	1,267,335	14,486
		$89,162
Principal Variable Contracts Funds, Inc. Class 1 - 22.29%
Core Plus Bond Account (a)	2,845,177	32,293
Short-Term Income Account (a)	4,699,702	11,984
		$44,277
TOTAL INVESTMENT COMPANIES		$198,612
Total Investments		$198,612
Other Assets and Liabilities - 0.00%		$(3)
TOTAL NET ASSETS - 100.00%		$198,609

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	32.16%
Domestic Equity Funds	31.99%
International Equity Funds	22.20%
Specialty Funds	13.65%
Other Assets and Liabilities	0.00%
TOTAL NET ASSETS	100.00%

See accompanying notes.

		Schedule of Investments
Principal LifeTime 2020 Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Blue Chip Fund (a)		$—		$7,515	$1,997		$7,851
Blue Chip Fund (b)		7,832		301	7,639		—
Bond Market Index Fund (b)		13,032		2,396	2,644		12,921
Core Plus Bond Account		32,757		3,445	4,509		32,293
Diversified International Fund(b)		11,039		2,986	2,341		14,617
Diversified Real Asset Fund(b)		5,103		188	5,485		—
Diversified Real Asset Fund(a)		—		10,459	5,624		5,033
Equity Income Fund(b)		7,736		979	1,954		7,755
Global Diversified Income Fund(b)		12,604		784	13,920		—
Global Diversified Income Fund(a)		—		14,121	1,040		13,196
Global Multi-Strategy Fund(b)		8,809		346	8,875		—
Global Multi-Strategy Fund(a)		—		8,963	686		8,864
Global Opportunities Fund(b)		9,122		1,581	1,590		10,107
Global Real Estate Securities Fund (b)		1,679		—	1,693		—
Inflation Protection Fund (b)		6,533		1,066	981		6,682
International Emerging Markets Fund (b)		1,389		—	1,554		—
International Small Company Fund(a)		—		4,549	448		4,893
International Small Company Fund(b)		17		3,464	3,484		—
LargeCap Growth Fund I(b)		7,713		301	8,049		—
LargeCap Growth Fund I(a)		—		8,238	2,108		7,938
LargeCap S&P 500 Index Fund(b)		13,246		2,985	2,875		15,039
LargeCap Value Fund III(b)		7,665		964	1,780		7,555
MidCap Fund (b)		6,385		263	5,480		—
MidCap Fund (a)		—		5,422	801		7,101
MidCap Value Fund III(a)		—		5,414	1,066		5,349
MidCap Value Fund III(b)		5,613		207	5,266		—
Origin Emerging Markets Fund(b)		1,323		—	1,521		—
Overseas Fund(b)		10,671		3,343	1,940		14,486
Real Estate Securities Fund (a)		—		1,948	2,055		—
Real Estate Securities Fund (b)		1,062		958	2,002		—
Short-Term Income Account		10,027		8,540	6,626		11,984
SmallCap Growth Fund I(b)		2,532		94	1,816		—
SmallCap Growth Fund I(a)		—		1,854	595		2,526
SmallCap Value Fund II(b)		2,786		94	1,800		—
SmallCap Value Fund II(a)		—		1,842	510		2,422
		$186,675		$105,610	$112,754		$198,612

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Blue Chip Fund (a)	$11		$380			$202	$1,953
Blue Chip Fund (b)	—		29			—	(523)
Bond Market Index Fund (b)	298		2			—	135
Core Plus Bond Account	940		(3)			—	603
Diversified International Fund(b)	261		94			—	2,839
Diversified Real Asset Fund(b)	—		7			—	187
Diversified Real Asset Fund(a)	112		202			—	(4)
Equity Income Fund(b)	169		384			334	610
Global Diversified Income Fund(b)	262		1			—	531
Global Diversified Income Fund(a)	357		(1)			—	116
Global Multi-Strategy Fund(b)	—		—			—	(280)
Global Multi-Strategy Fund(a)	217		7			40	580
Global Opportunities Fund(b)	834		161			141	833
Global Real Estate Securities Fund (b)	—		278			—	(264)
Inflation Protection Fund (b)	134		—			—	64
International Emerging Markets Fund (b)	—		(529)			—	694
International Small Company Fund(a)	210		29			22	763
International Small Company Fund(b)	—		3			—	—
LargeCap Growth Fund I(b)	—		16			—	19
LargeCap Growth Fund I(a)	47		338			478	1,470
LargeCap S&P 500 Index Fund(b)	264		401			732	1,282
LargeCap Value Fund III(b)	159		240			329	466
MidCap Fund (b)	—		7			—	(1,175)
MidCap Fund (a)	10		65			223	2,415
MidCap Value Fund III(a)	174		72			204	929
MidCap Value Fund III(b)	—		6			—	(560)
Origin Emerging Markets Fund(b)	—		(68)			—	266
Overseas Fund(b)	357		49			88	2,363
Real Estate Securities Fund (a)	7		107			—	—
Real Estate Securities Fund (b)	14		1			—	(19)
Short-Term Income Account	206		—			—	43
SmallCap Growth Fund I(b)	—		3			—	(813)
SmallCap Growth Fund I(a)	57		218			85	1,049
SmallCap Value Fund II(b)	—		(2)			—	(1,078)

See accompanying notes.

Schedule of Investments
Principal LifeTime 2020 Account
December 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
SmallCap Value Fund II(a)	$67	$152	$79	$938
	$5,167	$2,649	$2,957	$16,432
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2030 Account
		December 31, 2017

INVESTMENT COMPANIES - 100.00%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 36.45%
Blue Chip Fund (a)	191,547	$4,053
Diversified Real Asset Fund (a)	315,962	3,678
Global Diversified Income Fund (a)	494,173	6,987
Global Multi-Strategy Fund (a)	489,105	5,522
International Emerging Markets Fund (a)	31,626	937
International Small Company Fund (a)	364,477	4,629
LargeCap Growth Fund I (a)	808,749	11,662
MidCap Fund (a)	256,109	6,979
MidCap Value Fund III (a)	255,748	5,496
Origin Emerging Markets Fund (a)	78,105	961
SmallCap Growth Fund I (a)	183,019	2,544
SmallCap Value Fund II (a)	185,506	2,443
		$55,891
Principal Funds, Inc. Institutional Class - 51.87%
Bond Market Index Fund (a)	764,371	8,355
Diversified International Fund (a)	992,971	13,802
Equity Income Fund (a)	123,260	3,879
Global Opportunities Fund (a)	800,328	10,084
Inflation Protection Fund (a)	362,783	3,094
LargeCap S&P 500 Index Fund (a)	874,185	15,307
LargeCap Value Fund III (a)	663,954	11,241
Overseas Fund (a)	1,204,708	13,770
		$79,532
Principal Variable Contracts Funds, Inc. Class 1 - 11.68%
Core Plus Bond Account (a)	1,577,237	17,902

TOTAL INVESTMENT COMPANIES		$153,325
Total Investments		$153,325
Other Assets and Liabilities - 0.00%		$(4)
TOTAL NET ASSETS - 100.00%		$153,321

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	41.47%
International Equity Funds	28.82%
Fixed Income Funds	19.15%
Specialty Funds	10.56%
Other Assets and Liabilities	0.00%
TOTAL NET ASSETS	100.00%

See accompanying notes.

		Schedule of Investments
Principal LifeTime 2030 Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Blue Chip Fund (a)		$—		$6,051	$3,743		$4,053
Blue Chip Fund (b)		5,803		389	5,805		—
Bond Market Index Fund (b)		6,224		3,277	1,196		8,355
Core Plus Bond Account		15,618		4,219	2,212		17,902
Diversified International Fund(b)		9,258		3,557	1,566		13,802
Diversified Real Asset Fund(b)		3,274		221	3,794		—
Diversified Real Asset Fund(a)		—		7,662	3,946		3,678
Equity Income Fund(b)		4,477		836	1,984		3,879
Global Diversified Income Fund(a)		—		7,958	1,054		6,987
Global Diversified Income Fund(b)		5,430		841	6,490		—
Global Multi-Strategy Fund(b)		4,249		1,058	5,173		—
Global Multi-Strategy Fund(a)		—		5,527	308		5,522
Global Opportunities Fund(b)		7,888		2,301	942		10,084
Global Real Estate Securities Fund (b)		2,112		—	2,127		—
Inflation Protection Fund (b)		2,740		898	569		3,094
International Emerging Markets Fund (b)		1,197		790	2,099		—
International Emerging Markets Fund (a)		—		867	134		937
International Small Company Fund(b)		570		3,071	3,640		—
International Small Company Fund(a)		—		4,079	223		4,629
LargeCap Growth Fund I(a)		—		11,199	1,353		11,662
LargeCap Growth Fund I(b)		7,668		553	8,270		—
LargeCap S&P 500 Index Fund(b)		11,596		6,858	4,665		15,307
LargeCap Value Fund(b)		3,850		516	4,819		—
LargeCap Value Fund III(b)		5,881		5,718	845		11,241
MidCap Fund (a)		—		6,892	1,141		6,979
MidCap Fund (b)		6,529		411	6,976		—
MidCap Value Fund III(b)		3,804		832	4,001		—
MidCap Value Fund III(a)		—		4,792	277		5,496
Origin Emerging Markets Fund(b)		1,142		44	1,409		—
Origin Emerging Markets Fund(a)		—		935	134		961
Overseas Fund(b)		8,832		4,112	1,259		13,770
Real Estate Securities Fund (b)		1,089		723	1,800		—
Real Estate Securities Fund (a)		—		1,964	2,056		—
SmallCap Growth Fund I(b)		2,245		146	1,822		—
SmallCap Growth Fund I(a)		—		2,032	480		2,544
SmallCap Value Fund II(b)		2,444		150	1,688		—
SmallCap Value Fund II(a)		—		1,902	378		2,443
		$123,920		$103,381	$90,378		$153,325

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Blue Chip Fund (a)	$6		$729			$104	$1,016
Blue Chip Fund (b)	—		4			—	(391)
Bond Market Index Fund (b)	191		—			—	50
Core Plus Bond Account	480		2			—	275
Diversified International Fund(b)	245		19			—	2,534
Diversified Real Asset Fund(b)	—		—			—	299
Diversified Real Asset Fund(a)	81		(35)			—	(3)
Equity Income Fund(b)	91		160			167	390
Global Diversified Income Fund(a)	181		—			—	83
Global Diversified Income Fund(b)	121		—			—	219
Global Multi-Strategy Fund(b)	—		—			—	(134)
Global Multi-Strategy Fund(a)	135		2			25	301
Global Opportunities Fund(b)	829		10			140	827
Global Real Estate Securities Fund (b)	—		320			—	(305)
Inflation Protection Fund (b)	62		—			—	25
International Emerging Markets Fund (b)	—		(126)			—	238
International Emerging Markets Fund (a)	11		9			—	195
International Small Company Fund(b)	—		2			—	(3)
International Small Company Fund(a)	198		5			21	768
LargeCap Growth Fund I(a)	69		88			700	1,728
LargeCap Growth Fund I(b)	—		2			—	47
LargeCap S&P 500 Index Fund(b)	267		47			743	1,471
LargeCap Value Fund(b)	—		227			—	226
LargeCap Value Fund III(b)	235		5			488	482
MidCap Fund (a)	9		54			219	1,174
MidCap Fund (b)	—		6			—	30
MidCap Value Fund III(b)	—		1			—	(636)
MidCap Value Fund III(a)	178		6			209	975
Origin Emerging Markets Fund(b)	—		1			—	222
Origin Emerging Markets Fund(a)	9		11			—	149
Overseas Fund(b)	338		—			84	2,085
Real Estate Securities Fund (b)	13		—			—	(12)

See accompanying notes.

		Schedule of Investments
Principal LifeTime 2030 Account
December 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Real Estate Securities Fund (a)	$7	$92	$—	$—
SmallCap Growth Fund I(b)	—	1	—	(570)
SmallCap Growth Fund I(a)	58	9	85	983
SmallCap Value Fund II(b)	—	—	—	(906)
SmallCap Value Fund II(a)	67	9	79	910
	$3,881	$1,660	$3,064	$14,742
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2040 Account
		December 31, 2017

INVESTMENT COMPANIES - 100.00%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 31.55%
Blue Chip Fund (a)	99,104	$2,097
International Emerging Markets Fund (a)	31,760	941
International Small Company Fund (a)	186,685	2,371
LargeCap Growth Fund I (a)	440,944	6,358
MidCap Value Fund III (a)	154,335	3,317
Origin Emerging Markets Fund (a)	78,472	965
Real Estate Securities Fund (a)	62,467	1,484
SmallCap Growth Fund I (a)	99,120	1,378
SmallCap Value Fund II (a)	100,453	1,323
		$20,234
Principal Funds, Inc. Institutional Class - 59.97%
Bond Market Index Fund (a)	252,946	2,765
Diversified International Fund (a)	514,760	7,155
Equity Income Fund (a)	65,924	2,075
High Yield Fund I (a)	175,771	1,733
LargeCap S&P 500 Index Fund (a)	466,731	8,172
LargeCap Value Fund III (a)	359,713	6,090
MidCap Growth Fund III (a)	303,560	3,376
Overseas Fund (a)	620,948	7,097
		$38,463
Principal Variable Contracts Funds, Inc. Class 1 - 8.48%
Core Plus Bond Account (a)	479,447	5,442

TOTAL INVESTMENT COMPANIES		$64,139
Total Investments		$64,139
Other Assets and Liabilities - 0.00%		$(3)
TOTAL NET ASSETS - 100.00%		$64,136

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	55.60%
International Equity Funds	28.91%
Fixed Income Funds	15.49%
Other Assets and Liabilities	0.00%
TOTAL NET ASSETS	100.00%

See accompanying notes.

	Schedule of Investments
	Principal LifeTime 2040 Account
	December 31, 2017

Affiliated Securities	December 31, 2016	Purchases	Sales	December 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$1,890	$164	$2,097
Blue Chip Fund (b)	1,097	559	1,670	—
Bond Market Index Fund (b)	2,181	930	362	2,765
Core Plus Bond Account	4,100	1,940	676	5,442
Diversified International Fund(b)	4,568	2,266	939	7,155
Diversified Real Asset Fund(a)	—	1,554	1,541	—
Diversified Real Asset Fund(b)	1,309	120	1,547	—
Equity Income Fund(b)	1,405	756	295	2,075
Global Opportunities Fund(b)	1,908	245	2,373	—
Global Real Estate Securities Fund (b)	566	—	570	—
High Yield Fund I(b)	1,479	476	225	1,733
International Emerging Markets Fund (a)	—	987	43	941
International Emerging Markets Fund (b)	587	50	882	—
International Small Company Fund(a)	—	2,069	111	2,371
International Small Company Fund(b)	791	632	1,419	—
LargeCap Growth Fund I(a)	—	6,059	917	6,358
LargeCap Growth Fund I(b)	5,365	474	5,872	—
LargeCap S&P 500 Index Fund(b)	5,816	2,666	1,063	8,172
LargeCap Value Fund(b)	1,897	297	2,408	—
LargeCap Value Fund III(b)	3,531	2,886	615	6,090
MidCap Growth Fund III(b)	2,401	1,124	371	3,376
MidCap Value Fund III(b)	2,612	250	2,560	—
MidCap Value Fund III(a)	—	2,971	163	3,317
Origin Emerging Markets Fund(b)	546	53	723	—
Origin Emerging Markets Fund(a)	—	844	42	965
Overseas Fund(b)	4,599	2,400	940	7,097
Real Estate Securities Fund (a)	—	1,501	75	1,484
Real Estate Securities Fund (b)	803	396	1,196	—
SmallCap Growth Fund I(b)	1,242	101	1,312	—
SmallCap Growth Fund I(a)	—	1,426	306	1,378
SmallCap Value Fund II(b)	1,311	101	1,109	—
SmallCap Value Fund II(a)	—	1,224	209	1,323
	$50,114	$39,247	$32,698	$64,139

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$3	$5	$54	$366
Blue Chip Fund (b)	—	—	—	14
Bond Market Index Fund (b)	63	—	—	16
Core Plus Bond Account	143	—	—	78
Diversified International Fund(b)	127	2	—	1,258
Diversified Real Asset Fund(a)	—	(13)	—	—
Diversified Real Asset Fund(b)	—	—	—	118
Equity Income Fund(b)	38	4	89	205
Global Opportunities Fund(b)	—	283	—	(63)
Global Real Estate Securities Fund (b)	—	97	—	(93)
High Yield Fund I(b)	83	—	—	3
International Emerging Markets Fund (a)	11	—	—	(3)
International Emerging Markets Fund (b)	—	1	—	244
International Small Company Fund(a)	102	1	11	412
International Small Company Fund(b)	—	1	—	(5)
LargeCap Growth Fund I(a)	38	45	383	1,171
LargeCap Growth Fund I(b)	—	3	—	30
LargeCap S&P 500 Index Fund(b)	143	—	398	753
LargeCap Value Fund(b)	—	93	—	121
LargeCap Value Fund III(b)	128	(1)	265	289
MidCap Growth Fund III(b)	135	—	263	222
MidCap Value Fund III(b)	—	—	—	(302)
MidCap Value Fund III(a)	108	1	126	508
Origin Emerging Markets Fund(b)	—	1	—	123
Origin Emerging Markets Fund(a)	9	—	—	163
Overseas Fund(b)	175	1	43	1,037
Real Estate Securities Fund (a)	12	—	31	58
Real Estate Securities Fund (b)	8	—	—	(3)
SmallCap Growth Fund I(b)	—	—	—	(31)
SmallCap Growth Fund I(a)	31	(4)	47	262
SmallCap Value Fund II(b)	—	—	—	(303)
SmallCap Value Fund II(a)	37	1	42	307
	$1,394	$521	$1,752	$6,955
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2050 Account
		December 31, 2017

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 33.78%
Blue Chip Fund (a)	54,254	$1,148
International Emerging Markets Fund (a)	17,040	505
International Small Company Fund (a)	101,208	1,285
LargeCap Growth Fund I (a)	242,791	3,501
MidCap Value Fund III (a)	84,240	1,810
Origin Emerging Markets Fund (a)	42,243	520
Real Estate Securities Fund (a)	29,499	701
SmallCap Growth Fund I (a)	54,025	751
SmallCap Value Fund II (a)	54,665	720
		$10,941
Principal Funds, Inc. Institutional Class - 61.81%
Bond Market Index Fund (a)	70,519	771
Diversified International Fund (a)	283,648	3,943
Equity Income Fund (a)	35,967	1,132
High Yield Fund I (a)	53,833	531
LargeCap S&P 500 Index Fund (a)	258,220	4,521
LargeCap Value Fund III (a)	198,422	3,359
MidCap Growth Fund III (a)	166,008	1,846
Overseas Fund (a)	342,417	3,914
		$20,017
Principal Variable Contracts Funds, Inc. Class 1 - 4.42%
Core Plus Bond Account (a)	126,239	1,432

TOTAL INVESTMENT COMPANIES		$32,390
Total Investments		$32,390
Other Assets and Liabilities - (0.01)%		$(3)
TOTAL NET ASSETS - 100.00%		$32,387

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	60.18%
International Equity Funds	31.39%
Fixed Income Funds	8.44%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

	Schedule of Investments
	Principal LifeTime 2050 Account
	December 31, 2017

Affiliated Securities	December 31, 2016	Purchases	Sales	December 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$1,245	$356	$1,148
Blue Chip Fund (b)	1,043	79	1,122	—
Bond Market Index Fund (b)	603	341	179	771
Core Plus Bond Account	1,173	576	339	1,432
Diversified International Fund(b)	2,700	1,383	891	3,943
Diversified Real Asset Fund(a)	—	812	821	—
Diversified Real Asset Fund(b)	683	55	784	—
Equity Income Fund(b)	794	459	242	1,132
Global Opportunities Fund(b)	1,098	101	1,328	—
Global Real Estate Securities Fund (b)	379	—	384	—
High Yield Fund I(b)	510	149	130	531
International Emerging Markets Fund (a)	—	577	76	505
International Emerging Markets Fund (b)	334	25	494	—
International Small Company Fund(a)	—	1,245	199	1,285
International Small Company Fund(b)	464	316	777	—
LargeCap Growth Fund I(a)	—	3,632	832	3,501
LargeCap Growth Fund I(b)	2,861	236	3,127	—
LargeCap S&P 500 Index Fund(b)	3,366	1,638	941	4,521
LargeCap Value Fund(b)	973	160	1,253	—
LargeCap Value Fund III(b)	1,977	1,799	586	3,359
MidCap Growth Fund III(b)	1,412	651	362	1,846
MidCap Value Fund III(b)	1,520	125	1,464	—
MidCap Value Fund III(a)	—	1,799	297	1,810
Origin Emerging Markets Fund(b)	313	26	385	—
Origin Emerging Markets Fund(a)	—	475	76	520
Overseas Fund(b)	2,650	1,490	840	3,914
Real Estate Securities Fund (a)	—	811	146	701
Real Estate Securities Fund (b)	473	252	724	—
SmallCap Growth Fund I(b)	680	49	676	—
SmallCap Growth Fund I(a)	—	793	223	751
SmallCap Value Fund II(b)	765	49	619	—
SmallCap Value Fund II(a)	—	737	214	720
	$26,771	$22,085	$20,887	$32,390

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$2	$40	$30	$219
Blue Chip Fund (b)	—	—	—	—
Bond Market Index Fund (b)	18	—	—	6
Core Plus Bond Account	40	—	—	22
Diversified International Fund(b)	70	25	—	726
Diversified Real Asset Fund(a)	—	9	—	—
Diversified Real Asset Fund(b)	—	—	—	46
Equity Income Fund(b)	22	8	49	113
Global Opportunities Fund(b)	—	179	—	(50)
Global Real Estate Securities Fund (b)	—	67	—	(62)
High Yield Fund I(b)	28	—	—	2
International Emerging Markets Fund (a)	6	(1)	—	5
International Emerging Markets Fund (b)	—	—	—	135
International Small Company Fund(a)	55	10	6	229
International Small Company Fund(b)	—	—	—	(3)
LargeCap Growth Fund I(a)	21	80	211	621
LargeCap Growth Fund I(b)	—	1	—	29
LargeCap S&P 500 Index Fund(b)	79	6	221	452
LargeCap Value Fund(b)	—	59	—	61
LargeCap Value Fund III(b)	70	(2)	147	171
MidCap Growth Fund III(b)	74	6	144	139
MidCap Value Fund III(b)	—	—	—	(181)
MidCap Value Fund III(a)	59	9	69	299
Origin Emerging Markets Fund(b)	—	—	—	46
Origin Emerging Markets Fund(a)	5	5	—	116
Overseas Fund(b)	97	6	24	608
Real Estate Securities Fund (a)	6	5	14	31
Real Estate Securities Fund (b)	5	—	—	(1)
SmallCap Growth Fund I(b)	—	—	—	(53)
SmallCap Growth Fund I(a)	17	4	25	177
SmallCap Value Fund II(b)	—	—	—	(195)
SmallCap Value Fund II(a)	19	2	24	195
	$693	$518	$964	$3,903
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2060 Account
		December 31, 2017

INVESTMENT COMPANIES - 100.04%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 34.87%
Blue Chip Fund (a)	9,666	$204
International Emerging Markets Fund (a)	3,321	98
International Small Company Fund (a)	18,409	234
LargeCap Growth Fund I (a)	43,182	623
MidCap Value Fund III (a)	15,585	335
Origin Emerging Markets Fund (a)	7,574	93
Real Estate Securities Fund (a)	5,480	130
SmallCap Growth Fund I (a)	10,050	140
SmallCap Value Fund II (a)	10,238	135
		$1,992
Principal Funds, Inc. Institutional Class - 62.54%
Bond Market Index Fund (a)	7,379	81
Diversified International Fund (a)	51,446	715
Equity Income Fund (a)	6,450	203
High Yield Fund I (a)	10,455	103
LargeCap S&P 500 Index Fund (a)	46,635	817
LargeCap Value Fund III (a)	35,769	605
MidCap Growth Fund III (a)	30,296	337
Overseas Fund (a)	62,225	711
		$3,572
Principal Variable Contracts Funds, Inc. Class 1 - 2.63%
Core Plus Bond Account (a)	13,227	150

TOTAL INVESTMENT COMPANIES		$5,714
Total Investments		$5,714
Other Assets and Liabilities - (0.04)%		$(2)
TOTAL NET ASSETS - 100.00%		$5,712

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	61.79%
International Equity Funds	32.41%
Fixed Income Funds	5.84%
Other Assets and Liabilities	(0.04)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

	Schedule of Investments
	Principal LifeTime 2060 Account
	December 31, 2017

Affiliated Securities	December 31, 2016	Purchases	Sales	December 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$198	$21	$204
Blue Chip Fund (b)	85	34	119	—
Bond Market Index Fund (b)	40	52	11	81
Core Plus Bond Account	74	95	21	150
Diversified International Fund(b)	279	437	92	715
Diversified Real Asset Fund(a)	—	105	108	—
Diversified Real Asset Fund(b)	62	23	89	—
Equity Income Fund(b)	82	136	29	203
Global Opportunities Fund(b)	113	51	178	—
Global Real Estate Securities Fund (b)	39	—	40	—
High Yield Fund I(b)	54	63	14	103
International Emerging Markets Fund (a)	—	91	7	98
International Emerging Markets Fund (b)	32	11	47	—
International Small Company Fund(a)	—	222	17	234
International Small Company Fund(b)	48	58	106	—
LargeCap Growth Fund I(a)	—	659	96	623
LargeCap Growth Fund I(b)	301	102	424	—
LargeCap S&P 500 Index Fund(b)	338	525	92	817
LargeCap Value Fund(b)	110	66	192	—
LargeCap Value Fund III(b)	206	444	60	605
MidCap Growth Fund III(b)	143	228	42	337
MidCap Value Fund III(b)	153	64	211	—
MidCap Value Fund III(a)	—	347	29	335
Origin Emerging Markets Fund(b)	28	11	44	—
Origin Emerging Markets Fund(a)	—	86	7	93
Overseas Fund(b)	282	447	91	711
Real Estate Securities Fund (a)	—	141	15	130
Real Estate Securities Fund (b)	49	43	92	—
SmallCap Growth Fund I(b)	60	22	85	—
SmallCap Growth Fund I(a)	—	140	11	140
SmallCap Value Fund II(b)	68	22	88	—
SmallCap Value Fund II(a)	—	143	10	135
	$2,646	$5,066	$2,488	$5,714

			Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income		on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)		$—	$—	$5	$27
Blue Chip Fund (b)		—	—	—	—
Bond Market Index Fund (b)		2	—	—	—
Core Plus Bond Account		3	—	—	2
Diversified International Fund(b)		13	1	—	90
Diversified Real Asset Fund(a)		—	3	—	—
Diversified Real Asset Fund(b)		—	—	—	4
Equity Income Fund(b)		3	—	9	14
Global Opportunities Fund(b)		—	8	—	6
Global Real Estate Securities Fund (b)		—	(3)	—	4
High Yield Fund I(b)		4	—	—	—
International Emerging Markets Fund (a)		1	—	—	14
International Emerging Markets Fund (b)		—	—	—	4
International Small Company Fund(a)		10	—	1	29
International Small Company Fund(b)		—	—	—	—
LargeCap Growth Fund I(a)		4	1	37	59
LargeCap Growth Fund I(b)		—	—	—	21
LargeCap S&P 500 Index Fund(b)		14	1	39	45
LargeCap Value Fund(b)		—	9	—	7
LargeCap Value Fund III(b)		12	—	26	15
MidCap Growth Fund III(b)		13	—	26	8
MidCap Value Fund III(b)		—	—	—	(6)
MidCap Value Fund III(a)		11	—	13	17
Origin Emerging Markets Fund(b)		—	—	—	5
Origin Emerging Markets Fund(a)		1	—	—	14
Overseas Fund(b)		17	—	4	73
Real Estate Securities Fund (a)		1	—	3	4
Real Estate Securities Fund (b)		1	—	—	—
SmallCap Growth Fund I(b)		—	—	—	3
SmallCap Growth Fund I(a)		3	—	5	11
SmallCap Value Fund II(b)		—	—	—	(2)
SmallCap Value Fund II(a)		3	—	3	2
		$116	$20	$171	$470
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2017

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Class R-6 - 27.50%
Blue Chip Fund (a)	40,434	$856
Diversified Real Asset Fund (a)	53,517	623
Global Diversified Income Fund (a)	179,177	2,534
Global Multi-Strategy Fund (a)	137,563	1,553
International Small Company Fund (a)	21,642	275
MidCap Fund (a)	24,638	671
SmallCap Growth Fund I (a)	9,590	133
SmallCap Value Fund II (a)	9,726	128
		$6,773
Principal Funds, Inc. Institutional Class - 30.56%
Bond Market Index Fund (a)	249,888	2,731
Diversified International Fund (a)	56,747	789
Equity Income Fund (a)	26,883	846
Global Opportunities Fund (a)	34,822	439
Inflation Protection Fund (a)	132,829	1,133
LargeCap S&P 500 Index Fund (a)	46,182	808
Overseas Fund (a)	68,432	782
		$7,528
Principal Variable Contracts Funds, Inc. Class 1 - 41.95%
Core Plus Bond Account (a)	476,645	5,410
Short-Term Income Account (a)	1,930,147	4,922
		$10,332
TOTAL INVESTMENT COMPANIES		$24,633
Total Investments		$24,633
Other Assets and Liabilities - (0.01)%		$(3)
TOTAL NET ASSETS - 100.00%		$24,630

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	57.64%
Specialty Funds	19.12%
Domestic Equity Funds	13.97%
International Equity Funds	9.28%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

		Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost(c)		Proceeds(c)		Value
Blue Chip Fund (a)		$—		$791	$149		$856
Blue Chip Fund (b)		886		30	894		—
Bond Market Index Fund (b)		2,701		583	581		2,731
Core Plus Bond Account		5,840		759	1,289		5,410
Diversified International Fund(b)		666		153	191		789
Diversified Real Asset Fund(a)		—		649	25		623
Equity Income Fund(b)		895		136	290		846
Global Diversified Income Fund(a)		—		2,158	230		2,534
Global Diversified Income Fund(b)		2,494		141	2,155		—
Global Multi-Strategy Fund(a)		—		1,613	170		1,553
Global Multi-Strategy Fund(b)		1,605		67	1,617		—
Global Opportunities Fund(b)		398		96	96		439
Inflation Protection Fund (b)		1,861		211	960		1,133
International Small Company Fund(a)		—		243	21		275
International Small Company Fund(b)		3		188	191		—
LargeCap S&P 500 Index Fund(b)		733		199	217		808
MidCap Fund (b)		649		24	475		—
MidCap Fund (a)		—		476	131		671
Overseas Fund(b)		717		182	252		782
Short-Term Income Account		5,070		872	1,040		4,922
SmallCap Growth Fund I(b)		106		5	79		—
SmallCap Growth Fund I(a)		—		93	12		133
SmallCap Value Fund II(a)		—		93	11		128
SmallCap Value Fund II(b)		120		5	80		—
		$24,744		$9,767	$11,156		$24,633

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Blue Chip Fund (a)	$1		$16			$22	$198
Blue Chip Fund (b)	—		6			—	(28)
Bond Market Index Fund (b)	63		1			—	27
Core Plus Bond Account	159		(8)			—	108
Diversified International Fund(b)	14		9			—	152
Diversified Real Asset Fund(a)	14		—			—	(1)
Equity Income Fund(b)	18		63			37	42
Global Diversified Income Fund(a)	69		—			—	606
Global Diversified Income Fund(b)	51		(1)			—	(479)
Global Multi-Strategy Fund(a)	38		2			7	108
Global Multi-Strategy Fund(b)	—		(1)			—	(54)
Global Opportunities Fund(b)	36		3			6	38
Inflation Protection Fund (b)	23		30			—	(9)
International Small Company Fund(a)	12		1			1	52
International Small Company Fund(b)	—		—			—	—
LargeCap S&P 500 Index Fund(b)	14		22			39	71
MidCap Fund (b)	—		3			—	(201)
MidCap Fund (a)	1		23			21	303
Overseas Fund(b)	19		3			5	132
Short-Term Income Account	98		(1)			—	21
SmallCap Growth Fund I(b)	—		1			—	(33)
SmallCap Growth Fund I(a)	3		1			5	51
SmallCap Value Fund II(a)	4		—			4	46
SmallCap Value Fund II(b)	—		—			—	(45)
	$637		$173			$147	$1,105
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

     Schedule of Investments Real Estate Securities Account December 31, 2017

COMMON STOCKS - 99.61%	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Lodging - 4.06%			Sector	Percent
Extended Stay America Inc	60,276	$1,145	Financial	93.14%
Hilton Grand Vacations Inc (a)	26,911	1,129	Consumer, Cyclical	4.06%
Hilton Worldwide Holdings Inc	51,608	4,122	Technology	2.41%
		$6,396	Investment Companies	0.12%
REITs - 93.14%			Other Assets and Liabilities	0.27%
Alexandria Real Estate Equities Inc	46,160	6,028	TOTAL NET ASSETS	100.00%
American Homes 4 Rent	68,440	1,495
American Tower Corp	24,229	3,457
Apartment Investment & Management Co	108,344	4,736
AvalonBay Communities Inc	42,900	7,654
Boston Properties Inc	21,452	2,789
Corporate Office Properties Trust	31,250	912
Crown Castle International Corp	15,140	1,681
CubeSmart	79,929	2,311
DCT Industrial Trust Inc	32,930	1,936
DDR Corp	102,961	922
Duke Realty Corp	159,312	4,335
EPR Properties	32,127	2,103
Equinix Inc	24,759	11,221
Equity LifeStyle Properties Inc	25,430	2,264
Equity Residential	25,087	1,600
Essex Property Trust Inc	32,824	7,923
Extra Space Storage Inc	46,670	4,081
First Industrial Realty Trust Inc	42,672	1,343
GGP Inc	41,643	974
HCP Inc	59,160	1,543
Healthcare Trust of America Inc	60,966	1,831
Host Hotels & Resorts Inc	48,896	971
Hudson Pacific Properties Inc	71,142	2,437
Invitation Homes Inc	323,438	7,623
Kilroy Realty Corp	56,696	4,232
Physicians Realty Trust	134,371	2,417
Prologis Inc	117,854	7,603
Public Storage	15,092	3,154
Regency Centers Corp	69,584	4,814
Saul Centers Inc	13,148	812
Simon Property Group Inc	72,900	12,520
SL Green Realty Corp	33,150	3,346
Spirit Realty Capital Inc	208,980	1,793
STORE Capital Corp	164,575	4,285
Sun Communities Inc	40,482	3,756
Sunstone Hotel Investors Inc	163,121	2,696
Tanger Factory Outlet Centers Inc	58,317	1,546
Terreno Realty Corp	26,700	936
Vornado Realty Trust	20,323	1,589
Welltower Inc	81,775	5,215
Weyerhaeuser Co	50,130	1,768
		$146,652
Software - 2.41%
InterXion Holding NV (a)	64,279	3,788

TOTAL COMMON STOCKS		$156,836
INVESTMENT COMPANIES - 0.12%	Shares Held	Value (000's)
Money Market Funds - 0.12%
Principal Government Money Market Fund (b)	190,084	190

TOTAL INVESTMENT COMPANIES		$190
Total Investments		$157,026
Other Assets and Liabilities - 0.27%		$419
TOTAL NET ASSETS - 100.00%		$157,445

(a)	Non-income producing security
(b)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

See accompanying notes.

Schedule of Investments
Real Estate Securities Account
December 31, 2017

Affiliated Securities		December 31, 2016		Purchases		Sales		December 31, 2017
			Value		Cost	Proceeds		Value
Principal Government Money Market Fund			$—		$729	$539		$190
			$—		$729	$539		$190

			Realized Gain/Loss			Realized Gain from		Change in Unrealized
		Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$	— $		—			$—	$—
	$	— $		—			$—	$—
Amounts in thousands.

See accompanying notes.

		Schedule of Investments
		SAM Balanced Portfolio
		December 31, 2017

INVESTMENT COMPANIES - 99.99%	Shares Held	Value (000's)
Money Market Funds - 0.29%
Principal Government Money Market Fund (a)	2,303,839	$2,304

Principal Exchange-Traded Funds - 11.80%
Principal Active Global Dividend Income ETF	1,130,000	31,640
(a)
Principal EDGE Active Income ETF (a)	209,300	8,640
Principal U.S. Mega-Cap Multi-Factor Index	1,452,000	37,883
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	469,900	14,900
ETF (a)
		$93,063
Principal Funds, Inc. Class R-6 - 31.22%
Blue Chip Fund (a)	2,315,334	48,993
Diversified Real Asset Fund (a)	2,391,640	27,839
EDGE MidCap Fund (a)	1,698,473	23,184
Global Multi-Strategy Fund (a)	3,231,351	36,482
Global Real Estate Securities Fund (a)	2,323,627	22,121
High Yield Fund (a)	1,586,366	11,818
International Emerging Markets Fund (a)	619,537	18,357
International Small Company Fund (a)	839,267	10,659
Preferred Securities Fund (a)	1,966,642	20,433
Real Estate Debt Income Fund (a)	766,853	7,323
Small-MidCap Dividend Income Fund (a)	1,104,139	18,969
		$246,178
Principal Funds, Inc. Institutional Class - 27.19%
Diversified International Fund (a)	6,621,150	92,034
Inflation Protection Fund (a)	1,459,847	12,453
LargeCap Growth Fund (a)	1,247,944	11,955
LargeCap Value Fund (a)	2,847,943	30,986
Principal Capital Appreciation Fund (a)	193,493	12,120
Short-Term Income Fund (a)	4,511,293	54,812
		$214,360
Principal Variable Contracts Funds, Inc. Class 1 - 29.49%
Equity Income Account (a)	3,559,460	92,831
Government & High Quality Bond Account (a)	4,339,004	42,349
Income Account (a)	9,368,656	97,340
		$232,520
TOTAL INVESTMENT COMPANIES		$788,425
Total Investments		$788,425
Other Assets and Liabilities - 0.01%		$113
TOTAL NET ASSETS - 100.00%		$788,538

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	37.01%
Fixed Income Funds	32.37%
International Equity Funds	22.16%
Specialty Funds	8.16%
Investment Companies	0.29%
Other Assets and Liabilities	0.01%
TOTAL NET ASSETS	100.00%

See accompanying notes.

	Schedule of Investments
	SAM Balanced Portfolio
	December 31, 2017

Affiliated Securities	December 31, 2016	Purchases	Sales	December 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$35,616	$1,765	$48,993
Blue Chip Fund (b)	35,512	60	28,793	—
Diversified International Fund(b)	82,941	3,593	15,229	92,034
Diversified Real Asset Fund(b)	—	34,281	34,306	—
Diversified Real Asset Fund(a)	—	32,277	6,404	27,839
EDGE MidCap Fund(a)	—	19,079	441	23,184
EDGE MidCap Fund(b)	16,285	43	13,900	—
Equity Income Account	87,146	10,170	15,160	92,831
Global Diversified Income Fund(b)	15,276	—	15,446	—
Global Multi-Strategy Fund(b)	58,888	4,683	61,630	—
Global Multi-Strategy Fund(a)	—	57,070	25,228	36,482
Global Real Estate Securities Fund (b)	18,837	3,786	22,610	—
Global Real Estate Securities Fund (a)	—	20,727	662	22,121
Government & High Quality Bond Account	39,375	7,803	3,947	42,349
High Yield Fund(b)	16,382	633	15,796	—
High Yield Fund(a)	—	10,849	569	11,818
Income Account	95,970	11,855	11,102	97,340
Inflation Protection Fund (b)	13,387	662	1,724	12,453
International Emerging Markets Fund (b)	17,388	30	18,415	—
International Emerging Markets Fund (a)	—	15,204	1,956	18,357
International Small Company Fund(a)	—	8,782	441	10,659
International Small Company Fund(b)	8,240	758	9,059	—
LargeCap Growth Fund (b)	40,030	1,995	35,910	11,955
LargeCap Value Fund(b)	51,492	7,571	28,478	30,986
MidCap Account	37,207	3	39,975	—
Preferred Securities Fund(b)	15,335	4,910	19,109	—
Preferred Securities Fund(a)	—	19,252	738	20,433
Principal Active Global Dividend Income	—	29,120	—	31,640
ETF
Principal Capital Appreciation Fund (b)	27,149	994	19,164	12,120
Principal EDGE Active Income ETF	8,348	84	—	8,640
Principal Government Money Market Fund	—	2,304	—	2,304
Principal U.S. Mega-Cap Multi-Factor Index	—	36,971	—	37,883
ETF
Principal U.S. Small-Cap Multi-Factor	10,800	2,394	—	14,900
Index ETF
Real Estate Debt Income Fund(b)	7,690	351	8,188	—
Real Estate Debt Income Fund(a)	—	7,861	456	7,323
Short-Term Income Fund(b)	30,348	26,646	2,183	54,812
Small-MidCap Dividend Income Fund(b)	35,393	187	25,405	—
Small-MidCap Dividend Income Fund(a)	—	22,011	15,832	18,969
	$769,419	$440,615	$500,021	$788,425

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$71	$355	$1,261	$14,787
Blue Chip Fund (b)	—	402	—	(7,181)
Diversified International Fund(b)	1,647	821	—	19,908
Diversified Real Asset Fund(b)	—	25	—	—
Diversified Real Asset Fund(a)	622	303	—	1,663
EDGE MidCap Fund(a)	116	50	223	4,496
EDGE MidCap Fund(b)	—	35	—	(2,463)
Equity Income Account	5,958	5,439	—	5,236
Global Diversified Income Fund(b)	—	330	—	(160)
Global Multi-Strategy Fund(b)	—	85	—	(2,026)
Global Multi-Strategy Fund(a)	904	1,363	165	3,277
Global Real Estate Securities Fund (b)	92	(195)	—	182
Global Real Estate Securities Fund (a)	476	(5)	338	2,061
Government & High Quality Bond Account	1,648	(18)	—	(864)
High Yield Fund(b)	312	162	—	(1,381)
High Yield Fund(a)	307	4	—	1,534
Income Account	4,073	324	—	293
Inflation Protection Fund (b)	249	(11)	—	139
International Emerging Markets Fund (b)	—	137	—	860
International Emerging Markets Fund (a)	224	306	—	4,803
International Small Company Fund(a)	458	28	48	2,290
International Small Company Fund(b)	—	27	—	34
LargeCap Growth Fund (b)	405	(3,631)	1,497	9,471
LargeCap Value Fund(b)	2,999	438	3,881	(37)
MidCap Account	—	11,787	—	(9,022)
Preferred Securities Fund(b)	331	(3)	—	(1,133)
Preferred Securities Fund(a)	576	2	32	1,917

See accompanying notes.

		Schedule of Investments
SAM Balanced Portfolio
December 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Principal Active Global Dividend Income
ETF	$470	$—	$1	$2,520
Principal Capital Appreciation Fund (b)	164	3,248	750	(107)
Principal EDGE Active Income ETF	470	—	36	208
Principal Government Money Market Fund	1	—	—	—
Principal U.S. Mega-Cap Multi-Factor Index
ETF	91	—	—	912
Principal U.S. Small-Cap Multi-Factor
Index ETF	126	—	—	1,706
Real Estate Debt Income Fund(b)	104	(6)	—	153
Real Estate Debt Income Fund(a)	162	(2)	—	(80)
Short-Term Income Fund(b)	937	—	—	1
Small-MidCap Dividend Income Fund(b)	125	621	—	(10,796)
Small-MidCap Dividend Income Fund(a)	486	4,937	585	7,853
	$24,604	$27,358	$8,817	$51,054
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
		SAM Conservative Balanced Portfolio
		December 31, 2017

INVESTMENT COMPANIES - 99.99%	Shares Held	Value (000's)
Money Market Funds - 0.32%
Principal Government Money Market Fund (a)	633,520	$634

Principal Exchange-Traded Funds - 9.14%
Principal Active Global Dividend Income ETF	158,000	4,424
(a)
Principal EDGE Active Income ETF (a)	126,800	5,234
Principal U.S. Mega-Cap Multi-Factor Index	229,000	5,974
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	81,200	2,575
ETF (a)
		$18,207
Principal Funds, Inc. Class R-6 - 27.77%
Blue Chip Fund (a)	299,817	6,344
Diversified Real Asset Fund (a)	520,093	6,054
EDGE MidCap Fund (a)	320,060	4,369
Global Diversified Income Fund (a)	371,839	5,258
Global Multi-Strategy Fund (a)	717,904	8,105
Global Real Estate Securities Fund (a)	357,949	3,408
High Yield Fund (a)	678,747	5,057
International Emerging Markets Fund (a)	111,150	3,293
International Small Company Fund (a)	133,665	1,698
Preferred Securities Fund (a)	771,217	8,013
Real Estate Debt Income Fund (a)	178,684	1,706
Small-MidCap Dividend Income Fund (a)	114,745	1,971
		$55,276
Principal Funds, Inc. Institutional Class - 27.08%
Diversified International Fund (a)	1,111,214	15,446
Inflation Protection Fund (a)	597,515	5,097
LargeCap Growth Fund (a)	256,539	2,457
LargeCap Value Fund (a)	623,552	6,784
Principal Capital Appreciation Fund (a)	32,377	2,028
Short-Term Income Fund (a)	1,818,080	22,090
		$53,902
Principal Variable Contracts Funds, Inc. Class 1 - 35.68%
Equity Income Account (a)	563,067	14,685
Government & High Quality Bond Account (a)	1,978,341	19,308
Income Account (a)	3,564,753	37,038
		$71,031
TOTAL INVESTMENT COMPANIES		$199,050
Total Investments		$199,050
Other Assets and Liabilities - 0.01%		$14
TOTAL NET ASSETS - 100.00%		$199,064

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	52.02%
Domestic Equity Funds	23.71%
International Equity Funds	14.19%
Specialty Funds	9.75%
Investment Companies	0.32%
Other Assets and Liabilities	0.01%
TOTAL NET ASSETS	100.00%

See accompanying notes.

	Schedule of Investments
	SAM Conservative Balanced Portfolio
	December 31, 2017

Affiliated Securities	December 31, 2016	Purchases	Sales	December 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$4,725	$227	$6,344
Blue Chip Fund (b)	4,060	66	3,218	—
Diversified International Fund(b)	15,307	768	4,359	15,446
Diversified Real Asset Fund(b)	—	6,055	6,058	—
Diversified Real Asset Fund(a)	—	5,944	245	6,054
EDGE MidCap Fund(a)	—	3,591	135	4,369
EDGE MidCap Fund(b)	3,685	74	3,305	—
Equity Income Account	14,523	2,288	3,837	14,685
Global Diversified Income Fund(a)	—	5,365	392	5,258
Global Diversified Income Fund(b)	6,618	1,629	8,219	—
Global Multi-Strategy Fund(a)	—	9,477	2,084	8,105
Global Multi-Strategy Fund(b)	10,360	122	10,154	—
Global Real Estate Securities Fund (a)	—	3,117	134	3,408
Global Real Estate Securities Fund (b)	3,799	59	3,750	—
Government & High Quality Bond Account	20,427	3,822	4,557	19,308
High Yield Fund(a)	—	4,701	374	5,057
High Yield Fund(b)	10,128	214	9,786	—
Income Account	40,427	3,448	7,131	37,038
Inflation Protection Fund (b)	4,811	786	538	5,097
International Emerging Markets Fund (a)	—	2,638	270	3,293
International Emerging Markets Fund (b)	3,138	39	3,333	—
International Small Company Fund(a)	—	1,602	319	1,698
International Small Company Fund(b)	1,464	229	1,698	—
LargeCap Growth Fund (b)	8,571	480	7,854	2,457
LargeCap Value Fund(b)	11,768	1,847	6,946	6,784
MidCap Account	4,416	21	4,700	—
Preferred Securities Fund(b)	2,875	5,129	7,610	—
Preferred Securities Fund(a)	—	7,743	292	8,013
Principal Active Global Dividend Income	—	3,974	—	4,424
ETF
Principal Capital Appreciation Fund (b)	5,352	229	4,165	2,028
Principal EDGE Active Income ETF	5,106	—	—	5,234
Principal Government Money Market Fund	—	634	—	634
Principal U.S. Mega-Cap Multi-Factor Index	—	5,815	—	5,974
ETF
Principal U.S. Small-Cap Multi-Factor	2,185	65	—	2,575
Index ETF
Real Estate Debt Income Fund(b)	1,936	47	2,018	—
Real Estate Debt Income Fund(a)	—	1,844	120	1,706
Short-Term Income Fund(b)	13,647	10,378	1,944	22,090
Small-MidCap Dividend Income Fund(b)	6,572	50	5,387	—
Small-MidCap Dividend Income Fund(a)	—	2,235	1,850	1,971
	$201,175	$101,250	$117,009	$199,050

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$9	$69	$163	$1,777
Blue Chip Fund (b)	—	108	—	(1,016)
Diversified International Fund(b)	278	221	—	3,509
Diversified Real Asset Fund(b)	—	3	—	—
Diversified Real Asset Fund(a)	135	6	—	349
EDGE MidCap Fund(a)	22	10	42	903
EDGE MidCap Fund(b)	—	15	—	(469)
Equity Income Account	914	1,497	—	214
Global Diversified Income Fund(a)	144	4	—	281
Global Diversified Income Fund(b)	85	1	—	(29)
Global Multi-Strategy Fund(a)	202	93	37	619
Global Multi-Strategy Fund(b)	—	8	—	(336)
Global Real Estate Securities Fund (a)	73	2	52	423
Global Real Estate Securities Fund (b)	14	(28)	—	(80)
Government & High Quality Bond Account	777	(39)	—	(345)
High Yield Fund(a)	136	10	—	720
High Yield Fund(b)	158	35	—	(591)
Income Account	1,617	83	—	211
Inflation Protection Fund (b)	102	(4)	—	42
International Emerging Markets Fund (a)	40	42	—	883
International Emerging Markets Fund (b)	—	20	—	136
International Small Company Fund(a)	74	35	8	380
International Small Company Fund(b)	—	2	—	3
LargeCap Growth Fund (b)	84	(772)	312	2,032
LargeCap Value Fund(b)	660	142	855	(27)
MidCap Account	—	2,022	—	(1,759)
Preferred Securities Fund(b)	79	(1)	—	(393)

See accompanying notes.

		Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Preferred Securities Fund(a)	$231	$—	$13	$562
Principal Active Global Dividend Income
ETF	78	—	—	450
Principal Capital Appreciation Fund (b)	28	696	127	(84)
Principal EDGE Active Income ETF	285	—	22	128
Principal Government Money Market Fund	—	—	—	—
Principal U.S. Mega-Cap Multi-Factor Index
ETF	14	—	—	159
Principal U.S. Small-Cap Multi-Factor
Index ETF	24	—	—	325
Real Estate Debt Income Fund(b)	25	(2)	—	37
Real Estate Debt Income Fund(a)	37	—	—	(18)
Short-Term Income Fund(b)	408	(1)	—	10
Small-MidCap Dividend Income Fund(b)	16	694	—	(1,929)
Small-MidCap Dividend Income Fund(a)	52	766	61	820
	$6,801	$5,737	$1,692	$7,897
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
		SAM Conservative Growth Portfolio
		December 31, 2017

INVESTMENT COMPANIES - 99.99%	Shares Held	Value (000's)
Money Market Funds - 0.15%
Principal Government Money Market Fund (a)	509,203	$509

Principal Exchange-Traded Funds - 12.09%
Principal Active Global Dividend Income ETF	378,000	10,584
(a)
Principal U.S. Mega-Cap Multi-Factor Index	855,300	22,315
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	285,700	9,059
ETF (a)
		$41,958
Principal Funds, Inc. Class R-6 - 33.06%
Blue Chip Fund (a)	1,271,090	26,896
Diversified Real Asset Fund (a)	1,172,313	13,646
EDGE MidCap Fund (a)	1,377,520	18,803
Global Multi-Strategy Fund (a)	507,725	5,732
Global Real Estate Securities Fund (a)	713,941	6,797
International Small Company Fund (a)	493,686	6,270
Multi-Manager Equity Long/Short Fund (a)	876,317	9,429
Origin Emerging Markets Fund (a)	971,416	11,948
Preferred Securities Fund (a)	489,182	5,083
Small-MidCap Dividend Income Fund (a)	591,618	10,164
		$114,768
Principal Funds, Inc. Institutional Class - 33.87%
Diversified International Fund (a)	4,311,738	59,933
LargeCap Growth Fund (a)	1,057,307	10,129
LargeCap Value Fund (a)	2,030,342	22,090
Principal Capital Appreciation Fund (a)	148,601	9,309
Short-Term Income Fund (a)	1,326,929	16,122
		$117,583
Principal Variable Contracts Funds, Inc. Class 1 - 20.82%
Equity Income Account (a)	1,690,262	44,082
Government & High Quality Bond Account (a)	1,005,367	9,813
Income Account (a)	1,770,643	18,397
		$72,292
TOTAL INVESTMENT COMPANIES		$347,110
Total Investments		$347,110
Other Assets and Liabilities - 0.01%		$23
TOTAL NET ASSETS - 100.00%		$347,133

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	49.80%
International Equity Funds	27.52%
Fixed Income Funds	14.22%
Specialty Funds	8.30%
Investment Companies	0.15%
Other Assets and Liabilities	0.01%
TOTAL NET ASSETS	100.00%

See accompanying notes.

			Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2017

Affiliated Securities		December 31, 2016		Purchases		Sales		December 31, 2017
			Value		Cost(c)	Proceeds(c)		Value
Blue Chip Fund (a)			$17,832		$273	$15,049		$—
Blue Chip Fund (b)			—		19,926	433		26,896
Diversified International Fund(a)			43,719		9,044	4,819		59,933
Diversified Real Asset Fund(a)			7,386		7,371	15,002		—
Diversified Real Asset Fund(b)			—		13,431	420		13,646
EDGE MidCap Fund(b)			—		16,503	97		18,803
EDGE MidCap Fund(a)			8,269		317	7,411		—
Equity Income Account			35,392		13,047	8,744		44,082
Global Multi-Strategy Fund(a)			8,376		147	8,185		—
Global Multi-Strategy Fund(b)			—		5,255	135		5,732
Global Real Estate Securities Fund (a)			5,866		125	5,770		—
Global Real Estate Securities Fund (b)			—		6,204	92		6,797
Government & High Quality Bond Account			6,976		3,452	386		9,813
High Yield Fund(a)			4,531		—	4,568		—
Income Account			15,626		3,769	1,051		18,397
International Small Company Fund(a)			4,321		760	5,104		—
International Small Company Fund(b)			—		5,237	285		6,270
LargeCap Growth Fund (a)			23,019		2,028	19,585		10,129
LargeCap Value Fund(a)			34,385		5,877	18,432		22,090
MidCap Account			20,049		725	22,645		—
Multi-Manager Equity Long/Short Fund (b)			8,551		762	442		9,429
Origin Emerging Markets Fund(b)			—		9,174	987		11,948
Origin Emerging Markets Fund(a)			10,120		164	11,032		—
Preferred Securities Fund(b)			—		4,898	66		5,083
Preferred Securities Fund(a)			4,396		381	4,751		—
Principal Active Global Dividend Income			—		9,487	—		10,584
ETF
Principal Capital Appreciation Fund (a)			15,498		1,123	9,542		9,309
Principal Government Money Market Fund			—		509	—		509
Principal U.S. Mega-Cap Multi-Factor Index			—		21,775	—		22,315
ETF
Principal U.S. Small-Cap Multi-Factor			6,537		1,446	2		9,059
Index ETF
Short-Term Income Fund(a)			4,445		11,945	261		16,122
Small-MidCap Dividend Income Fund(b)			—		12,704	8,405		10,164
Small-MidCap Dividend Income Fund(a)			17,184		571	13,267		—
			$302,478		$188,430	$186,968		$347,110

			Realized Gain/Loss			Realized Gain from		Change in Unrealized
		Income	on Investments			Capital Gain Distributions		Gain/Loss
Blue Chip Fund (a)	$	— $		104			$—	$(3,160)
Blue Chip Fund (b)		39		56			692	7,347
Diversified International Fund(a)		1,072		123			—	11,866
Diversified Real Asset Fund(a)		—		(166)			—	411
Diversified Real Asset Fund(b)		303		(16)			—	651
EDGE MidCap Fund(b)		94		1			181	2,396
EDGE MidCap Fund(a)		—		6			—	(1,181)
Equity Income Account		2,207		3,024			—	1,363
Global Multi-Strategy Fund(a)		—		225			—	(563)
Global Multi-Strategy Fund(b)		141		2			26	610
Global Real Estate Securities Fund (a)		22		(26)			—	(195)
Global Real Estate Securities Fund (b)		143		2			104	683
Government & High Quality Bond Account		380		(4)			—	(225)
High Yield Fund(a)		11		293			—	(256)
Income Account		783		(26)			—	79
International Small Company Fund(a)		—		5			—	18
International Small Company Fund(b)		270		18			28	1,300
LargeCap Growth Fund (a)		339		(591)			1,254	5,258
LargeCap Value Fund(a)		2,118		414			2,738	(154)
MidCap Account		587		3,817			—	(1,946)
Multi-Manager Equity Long/Short Fund (b)		297		7			178	551
Origin Emerging Markets Fund(b)		110		162			—	3,599
Origin Emerging Markets Fund(a)		—		(56)			—	804
Preferred Securities Fund(b)		142		—			8	251
Preferred Securities Fund(a)		94		—			—	(26)
Principal Active Global Dividend Income
ETF		188		—			—	1,097
Principal Capital Appreciation Fund (a)		125		1,846			569	384
Principal Government Money Market Fund		—		—			—	—
Principal U.S. Mega-Cap Multi-Factor Index
ETF		54		—			—	540
Principal U.S. Small-Cap Multi-Factor
Index ETF		79		—			—	1,078

See accompanying notes.

		Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Short-Term Income Fund(a)	$266	$—	$—	$(7)
Small-MidCap Dividend Income Fund(b)	259	1,797	310	4,068
Small-MidCap Dividend Income Fund(a)	65	103	—	(4,591)
	$10,188	$11,120	$6,088	$32,050
Amounts in thousands.

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
		SAM Flexible Income Portfolio
		December 31, 2017

INVESTMENT COMPANIES - 99.99%	Shares Held	Value (000's)
Money Market Funds - 0.35%
Principal Government Money Market Fund (a)	766,196	$766

Principal Exchange-Traded Funds - 9.69%
Principal Active Global Dividend Income ETF	345,000	9,660
(a)
Principal EDGE Active Income ETF (a)	149,500	6,171
Principal U.S. Mega-Cap Multi-Factor Index	201,700	5,263
ETF (a)
		$21,094
Principal Funds, Inc. Class R-6 - 22.42%
EDGE MidCap Fund (a)	96,460	1,317
Global Diversified Income Fund (a)	765,157	10,819
Global Real Estate Securities Fund (a)	811,303	7,724
High Yield Fund (a)	1,295,677	9,653
International Emerging Markets Fund (a)	26,174	775
Preferred Securities Fund (a)	1,075,520	11,175
Real Estate Debt Income Fund (a)	425,694	4,065
Small-MidCap Dividend Income Fund (a)	191,283	3,286
		$48,814
Principal Funds, Inc. Institutional Class - 22.04%
Diversified International Fund (a)	90,015	1,251
Inflation Protection Fund (a)	1,653,754	14,106
LargeCap Growth Fund (a)	201,211	1,928
LargeCap Value Fund (a)	281,517	3,063
Short-Term Income Fund (a)	2,275,284	27,645
		$47,993
Principal Variable Contracts Funds, Inc. Class 1 - 45.49%
Equity Income Account (a)	705,007	18,387
Government & High Quality Bond Account (a)	2,506,949	24,468
Income Account (a)	5,408,805	56,197
		$99,052
TOTAL INVESTMENT COMPANIES		$217,719
Total Investments		$217,719
Other Assets and Liabilities - 0.01%		$26
TOTAL NET ASSETS - 100.00%		$217,745

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	70.49%
Domestic Equity Funds	15.26%
International Equity Funds	8.92%
Specialty Funds	4.97%
Investment Companies	0.35%
Other Assets and Liabilities	0.01%
TOTAL NET ASSETS	100.00%

See accompanying notes.

	Schedule of Investments
	SAM Flexible Income Portfolio
	December 31, 2017

Affiliated Securities	December 31, 2016	Purchases	Sales	December 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Diversified International Fund(a)	$6,337	$253	$6,687	$1,251
EDGE MidCap Fund(b)	—	1,292	—	1,317
Equity Income Account	19,938	2,890	6,884	18,387
Global Diversified Income Fund(a)	13,973	395	14,280	—
Global Diversified Income Fund(b)	—	10,758	607	10,819
Global Real Estate Securities Fund (b)	—	7,142	320	7,724
Global Real Estate Securities Fund (a)	5,056	2,616	7,477	—
Government & High Quality Bond Account	22,035	5,267	2,297	24,468
High Yield Fund(b)	—	9,169	606	9,653
High Yield Fund(a)	15,931	461	15,602	—
Income Account	65,754	6,709	16,809	56,197
Inflation Protection Fund (a)	9,004	6,418	1,412	14,106
International Emerging Markets Fund (a)	1,994	5	2,234	—
International Emerging Markets Fund (b)	—	1,150	687	775
LargeCap Growth Fund (a)	6,532	418	5,875	1,928
LargeCap Value Fund(a)	6,889	883	4,785	3,063
Preferred Securities Fund(a)	3,242	8,162	10,921	—
Preferred Securities Fund(b)	—	11,180	693	11,175
Principal Active Global Dividend Income	—	9,120	—	9,660
ETF
Principal EDGE Active Income ETF	6,020	—	—	6,171
Principal Government Money Market Fund	—	766	—	766
Principal U.S. Mega-Cap Multi-Factor Index	—	5,120	—	5,263
ETF
Real Estate Debt Income Fund(a)	4,177	129	4,375	—
Real Estate Debt Income Fund(b)	—	4,306	207	4,065
Short-Term Income Fund(a)	19,887	9,730	1,987	27,645
Small-MidCap Dividend Income Fund(a)	9,599	215	8,007	—
Small-MidCap Dividend Income Fund(b)	—	3,445	2,472	3,286
	$216,368	$107,999	$115,224	$217,719

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Diversified International Fund(a)	$22	$592	$—	$756
EDGE MidCap Fund(b)	7	—	13	25
Equity Income Account	1,472	1,384	—	1,059
Global Diversified Income Fund(a)	221	(47)	—	(41)
Global Diversified Income Fund(b)	293	4	—	664
Global Real Estate Securities Fund (b)	167	6	118	896
Global Real Estate Securities Fund (a)	32	(21)	—	(174)
Government & High Quality Bond Account	981	(27)	—	(510)
High Yield Fund(b)	257	—	—	1,090
High Yield Fund(a)	287	29	—	(819)
Income Account	2,457	52	—	491
Inflation Protection Fund (a)	282	(12)	—	108
International Emerging Markets Fund (a)	—	42	—	193
International Emerging Markets Fund (b)	9	126	—	186
LargeCap Growth Fund (a)	64	(698)	238	1,551
LargeCap Value Fund(a)	294	(71)	380	147
Preferred Securities Fund(a)	100	(1)	—	(482)
Preferred Securities Fund(b)	324	2	17	686
Principal Active Global Dividend Income
ETF	116	—	1	540
Principal EDGE Active Income ETF	336	—	26	151
Principal Government Money Market Fund	—	—	—	—
Principal U.S. Mega-Cap Multi-Factor Index
ETF	12	—	—	143
Real Estate Debt Income Fund(a)	57	(2)	—	71
Real Estate Debt Income Fund(b)	88	(1)	—	(33)
Short-Term Income Fund(a)	520	(3)	—	18
Small-MidCap Dividend Income Fund(a)	20	1,799	—	(3,606)
Small-MidCap Dividend Income Fund(b)	82	960	100	1,353
	$8,500	$4,113	$893	$4,463
Amounts in thousands.

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

		Schedule of Investments
		SAM Strategic Growth Portfolio
		December 31, 2017

INVESTMENT COMPANIES - 99.97%	Shares Held	Value (000's)
Money Market Funds - 0.09%
Principal Government Money Market Fund (a)	253,348	$253

Principal Exchange-Traded Funds - 18.72%
Principal Active Global Dividend Income ETF	498,000	13,944
(a)
Principal EDGE Active Income ETF (a)	258,300	10,662
Principal U.S. Mega-Cap Multi-Factor Index	706,800	18,441
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	357,800	11,346
ETF (a)
		$54,393
Principal Funds, Inc. Class R-6 - 29.90%
Blue Chip Fund (a)	589,123	12,466
EDGE MidCap Fund (a)	860,608	11,747
Global Multi-Strategy Fund (a)	422,931	4,775
Global Real Estate Securities Fund (a)	1,353,015	12,881
International Small Company Fund (a)	478,208	6,073
Multi-Manager Equity Long/Short Fund (a)	632,141	6,802
Origin Emerging Markets Fund (a)	1,525,177	18,759
Real Estate Debt Income Fund (a)	728,265	6,955
Small-MidCap Dividend Income Fund (a)	372,454	6,399
		$86,857
Principal Funds, Inc. Institutional Class - 39.73%
Diversified International Fund (a)	4,344,077	60,383
LargeCap Growth Fund (a)	1,240,403	11,883
LargeCap Value Fund (a)	1,542,798	16,785
Principal Capital Appreciation Fund (a)	339,606	21,273
Short-Term Income Fund (a)	419,238	5,094
		$115,418
Principal Variable Contracts Funds, Inc. Class 1 - 11.53%
Equity Income Account (a)	1,283,962	33,486

TOTAL INVESTMENT COMPANIES		$290,407
Total Investments		$290,407
Other Assets and Liabilities - 0.03%		$86
TOTAL NET ASSETS - 100.00%		$290,493

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	49.50%
International Equity Funds	38.58%
Fixed Income Funds	7.82%
Specialty Funds	3.98%
Investment Companies	0.09%
Other Assets and Liabilities	0.03%
TOTAL NET ASSETS	100.00%

See accompanying notes.

		Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Blue Chip Fund (a)		$—		$12,628	$—		$12,466
Diversified International Fund(b)		45,938		8,411	6,351		60,383
EDGE MidCap Fund(b)		5,613		184	5,564		—
EDGE MidCap Fund(a)		—		10,729	35		11,747
Equity Income Account		28,990		13,708	12,537		33,486
Global Multi-Strategy Fund(b)		4,895		176	5,072		—
Global Multi-Strategy Fund(a)		—		4,799	191		4,775
Global Real Estate Securities Fund (b)		9,276		2,720	11,642		—
Global Real Estate Securities Fund (a)		—		11,901	511		12,881
International Small Company Fund(b)		4,674		327	5,039		—
International Small Company Fund(a)		—		5,053	312		6,073
LargeCap Growth Fund (b)		29,139		2,413	24,725		11,883
LargeCap Value Fund(b)		28,220		4,514	16,110		16,785
Multi-Manager Equity Long/Short Fund (a)		5,514		1,476	597		6,802
Origin Emerging Markets Fund(a)		—		14,703	1,252		18,759
Origin Emerging Markets Fund(b)		15,674		352	17,669		—
Principal Active Global Dividend Income		—		12,501	—		13,944
ETF
Principal Capital Appreciation Fund (b)		38,505		2,509	24,870		21,273
Principal EDGE Active Income ETF		9,637		793	—		10,662
Principal Government Money Market Fund		—		253	—		253
Principal U.S. Mega-Cap Multi-Factor Index		—		17,971	—		18,441
ETF
Principal U.S. Small-Cap Multi-Factor		8,013		1,919	—		11,346
Index ETF
Real Estate Debt Income Fund(b)		2,373		5,303	7,708		—
Real Estate Debt Income Fund(a)		—		7,763	797		6,955
Short-Term Income Fund(b)		—		5,254	160		5,094
Small-MidCap Dividend Income Fund(a)		—		8,138	5,875		6,399
Small-MidCap Dividend Income Fund(b)		12,197		358	9,349		—
		$248,658		$156,856	$156,366		$290,407

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Blue Chip Fund (a)	$18		$—			$321	$(162)
Diversified International Fund(b)	1,080		141			—	12,244
EDGE MidCap Fund(b)	—		3			—	(236)
EDGE MidCap Fund(a)	59		(1)			113	1,054
Equity Income Account	1,424		5,666			—	(2,341)
Global Multi-Strategy Fund(b)	—		6			—	(5)
Global Multi-Strategy Fund(a)	118		4			21	163
Global Real Estate Securities Fund (b)	51		(18)			—	(336)
Global Real Estate Securities Fund (a)	279		5			198	1,486
International Small Company Fund(b)	—		16			—	22
International Small Company Fund(a)	262		19			27	1,313
LargeCap Growth Fund (b)	399		(1,659)			1,475	6,715
LargeCap Value Fund(b)	1,623		62			2,100	99
Multi-Manager Equity Long/Short Fund (a)	216		10			129	399
Origin Emerging Markets Fund(a)	173		161			—	5,147
Origin Emerging Markets Fund(b)	—		(97)			—	1,740
Principal Active Global Dividend Income
ETF	247		—			1	1,443
Principal Capital Appreciation Fund (b)	285		2,657			1,298	2,472
Principal EDGE Active Income ETF	547		—			44	232
Principal Government Money Market Fund	—		—			—	—
Principal U.S. Mega-Cap Multi-Factor Index
ETF	44		—			—	470
Principal U.S. Small-Cap Multi-Factor
Index ETF	103		—			—	1,414
Real Estate Debt Income Fund(b)	90		—			—	32
Real Estate Debt Income Fund(a)	158		3			—	(14)
Short-Term Income Fund(b)	77		—			—	—
Small-MidCap Dividend Income Fund(a)	167		1,473			199	2,663
Small-MidCap Dividend Income Fund(b)	42		192			—	(3,398)
	$7,462		$8,643			$5,926	$32,616
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2017

INVESTMENT COMPANIES - 1.52%	Shares Held	Value (000's)			Principal
Money Market Funds - 1.52%			BONDS (continued)		Amount (000's)	Value (000's)
Principal Government Money Market Fund (a)	2,438,078	$2,438	Automobile Asset Backed Securities (continued)
			CPS Auto Trust
TOTAL INVESTMENT COMPANIES		$2,438	1.50%, 06/15/2020(b)		$248	$247
	Principal		1.68%, 08/17/2020(b)		552	551
BONDS - 97.11%	Amount (000's)	Value (000's)	1.87%, 03/15/2021(b)		185	184
Aerospace & Defense - 1.30%			Ford Credit Auto Owner Trust 2015-REV2
Lockheed Martin Corp			2.44%, 01/15/2027(b)		673	676
1.85%, 11/23/2018	$200	$200	Ford Credit Auto Owner Trust 2016-REV2
Northrop Grumman Corp			2.03%, 12/15/2027(b)		750	739
2.08%, 10/15/2020	150	149	Ford Credit Auto Owner Trust 2017-REV1
2.55%, 10/15/2022	250	248	2.62%, 08/15/2028(b)		500	500
Rockwell Collins Inc			Ford Credit Auto Owner Trust/Ford Credit
2.80%, 03/15/2022	500	501	2014-RE	V1
3.20%, 03/15/2024	250	252	2.26%, 11/15/2025(b)		173	173
United Technologies Corp			OneMain Direct Auto Receivables Trust 2017-
1.50%, 11/01/2019	400	395	2
1.90%, 05/04/2020	350	346	2.31%, 12/14/2021(b)		670	670
		$2,091	Santander Drive Auto Receivables Trust 2013-
Airlines - 0.70%			3
American Airlines 2013-2 Class A Pass			2.42%, 04/15/2019		55	55
Through Trust			Santander Drive Auto Receivables Trust 2013-
4.95%, 07/15/2024	372	396	5
Continental Airlines 2009-2 Class A Pass			2.73%, 10/15/2019		227	228
Through Trust			Santander Drive Auto Receivables Trust 2014-
7.25%, 05/10/2021	200	216	1
Delta Air Lines 2009-1 Class A Pass Through			2.36%, 04/15/2020		98	98
Trust			2.91%, 04/15/2020		355	356
7.75%, 06/17/2021	171	185	Santander Drive Auto Receivables Trust 2014-
Delta Air Lines 2012-1 Class A Pass Through			2
Trust			2.76%, 02/18/2020		220	221
4.75%, 11/07/2021	309	321	Santander Drive Auto Receivables Trust 2014-
		$1,118	3
Automobile Asset Backed Securities - 7.84%			2.13%, 08/17/2020		57	57
AmeriCredit Automobile Receivables Trust			2.65%, 08/17/2020		115	115
2013-5			Santander Drive Auto Receivables Trust 2014-
2.86%, 12/09/2019	1,202	1,207	5
AmeriCredit Automobile Receivables Trust			2.46%, 06/15/2020		159	159
2014-1			Santander Drive Auto Receivables Trust 2015-
2.15%, 03/09/2020	75	75	1
2.54%, 06/08/2020	875	877	2.57%, 04/15/2021		524	526
AmeriCredit Automobile Receivables Trust			Santander Drive Auto Receivables Trust 2015-
2014-2			2
2.57%, 07/08/2020	395	396	2.44%, 04/15/2021		365	366
AmeriCredit Automobile Receivables Trust			Santander Drive Auto Receivables Trust 2016-
2014-3			3
2.58%, 09/08/2020	100	100	1.34%, 11/15/2019		99	99
Americredit Automobile Receivables Trust			TCF Auto Receivables Owner Trust 2016-
2016-4			PT1
			1.93%, 06/15/2022(b)		638	636
1.34%, 04/08/2020	274	274
AmeriCredit Automobile Receivables Trust			Westlake Automobile Receivables Trust 2015-
2017-4			1
			2.29%, 11/16/2020(b)		66	66
1.83%, 05/18/2021	250	250
Bank of The West Auto Trust 2017-1			Westlake Automobile Receivables Trust 2015-
1.78%, 02/15/2021 (b)	250	250	2
			2.45%, 01/15/2021(b)		106	106
Capital Auto Receivables Asset Trust 2014-1
2.84%, 04/22/2019	51	51	Westlake Automobile Receivables Trust 2016-
Capital Auto Receivables Asset Trust 2014-2			2
			1.57%, 06/17/2019(b)		103	103
2.41%, 05/20/2019	2	2
Capital Auto Receivables Asset Trust 2016-3			Westlake Automobile Receivables Trust 2016-
1.36%, 04/22/2019	25	25	3
			2.07%, 12/15/2021(b)		600	598
Capital Auto Receivables Asset Trust 2017-1
1.76%, 06/22/2020 (b)	500	499	Westlake Automobile Receivables Trust 2017-
CPS Auto Receivables Trust 2013-B			2
			1.80%, 07/15/2020(b)		250	250
1.82%, 09/15/2020 (b)	95	94
CPS Auto Receivables Trust 2013-C						$12,606
4.30%, 08/15/2019 (b)	197	198	Automobile Floor Plan Asset Backed Securities - 0.69%
CPS Auto Receivables Trust 2014-C			Ford Credit Floorplan Master Owner Trust A
3.77%, 08/17/2020 (b)	200	203	1.94%, 11/15/2021		700	704
CPS Auto Receivables Trust 2016-B			1 Month LIBOR + 0.46%
2.07%, 11/15/2019 (b)	48	48	Nissan Master Owner Trust Receivables
CPS Auto Receivables Trust 2016-C			1.80%, 10/17/2022		400	401
1.62%, 01/15/2020 (b)	278	278	1 Month LIBOR + 0.32%
						$1,105

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Automobile Manufacturers - 1.81%			Banks (continued)
Daimler Finance North America LLC			JPMorgan Chase & Co	(continued)
1.75%, 10/30/2019 (b)	$350	$346	2.30%, 08/15/2021		$500	$496
Ford Motor Credit Co LLC			2.59%, 10/24/2023		500	513
2.02%, 05/03/2019	400	398	3 Month LIBOR + 1.23%
3.34%, 03/28/2022	500	506	4.25%, 10/15/2020		750	786
PACCAR Financial Corp			KeyBank NA/Cleveland OH
1.45%, 03/09/2018	336	336	1.70%, 06/01/2018		500	500
2.20%, 09/15/2019	323	324	2.35%, 03/08/2019		650	651
Toyota Motor Credit Corp			2.40%, 06/09/2022		400	395
1.20%, 04/06/2018	400	399	Morgan Stanley
2.10%, 01/17/2019	200	200	1.88%, 01/05/2018		336	336
2.60%, 01/11/2022	400	402	2.13%, 04/25/2018		250	250
		$2,911	2.76%, 04/21/2021		600	616
Banks - 20.43%			3 Month LIBOR + 1.40%
Bank of America Corp			2.76%, 10/24/2023		1,400	1,440
2.50%, 10/21/2022	500	495	3 Month LIBOR + 1.40%
2.52%, 01/20/2023	1,750	1,786	5.50%, 07/24/2020		500	536
3 Month LIBOR + 1.16%			PNC Bank NA
2.60%, 01/15/2019	73	73	1.87%, 07/27/2022		400	401
2.63%, 10/19/2020	250	252	3 Month LIBOR + 0.50%
2.88%, 04/24/2023 (c)	250	250	2.00%, 05/19/2020		500	496
3 Month LIBOR + 1.02%			2.45%, 07/28/2022		600	595
3.00%, 12/20/2023 (b),(c)	430	431	6.88%, 04/01/2018		250	253
3 Month LIBOR + 0.79%			State Street Corp
Bank of New York Mellon Corp/The			3.10%, 05/15/2023		688	694
2.20%, 05/15/2019	673	674	SunTrust Bank/Atlanta GA
2.43%, 10/30/2023	500	514	2.25%, 01/31/2020		400	399
3 Month LIBOR + 1.05%			2.45%, 08/01/2022		600	592
2.50%, 04/15/2021	300	301	7.25%, 03/15/2018		851	860
BB&T Corp			SunTrust Banks Inc
1.99%, 04/01/2022	100	101	2.90%, 03/03/2021		500	506
3 Month LIBOR + 0.65%			UBS AG/London
2.04%, 02/01/2019	336	338	2.10%, 06/08/2020(b)		250	251
3 Month LIBOR + 0.66%			3 Month LIBOR + 0.58%
2.05%, 05/10/2021	200	197	2.20%, 06/08/2020(b)		250	248
Branch Banking & Trust Co			UBS Group Funding Switzerland AG
2.10%, 01/15/2020	600	599	3.49%, 05/23/2023(b)		300	305
2.63%, 01/15/2022	600	601	US Bancorp
Capital One NA/Mclean VA			2.63%, 01/24/2022		400	402
1.65%, 02/05/2018	673	673	US Bank NA/Cincinnati OH
2.33%, 09/13/2019	500	502	1.86%, 10/28/2019		291	292
3 Month LIBOR + 0.77%			3 Month LIBOR + 0.48%
2.53%, 01/30/2023	600	603	2.00%, 01/24/2020		400	398
3 Month LIBOR + 1.15%			2.05%, 10/23/2020		300	298
Citigroup Inc			Wells Fargo & Co
1.70%, 04/27/2018	1,010	1,009	2.47%, 01/24/2023		1,000	1,020
2.33%, 04/25/2022	200	202	3 Month LIBOR + 1.11%
3 Month LIBOR + 0.96%			Wells Fargo Bank NA
2.52%, 05/17/2024	250	254	1.65%, 01/22/2018		750	750
3 Month LIBOR + 1.10%						$32,841
2.70%, 03/30/2021	900	903	Beverages - 0.96%
Fifth Third Bancorp			Anheuser-Busch InBev Finance Inc
2.60%, 06/15/2022	800	795	2.15%, 02/01/2019		586	587
Fifth Third Bank/Cincinnati OH			3.30%, 02/01/2023		400	409
1.63%, 09/27/2019	250	247	PepsiCo Inc
2.25%, 06/14/2021	300	297	1.35%, 10/04/2019		350	346
Goldman Sachs Group Inc/The			2.15%, 10/14/2020		200	200
2.30%, 12/13/2019	400	400				$1,542
2.48%, 04/26/2022	1,000	1,012	Biotechnology - 1.42%
3 Month LIBOR + 1.11%			Amgen Inc
2.52%, 04/23/2020	600	609	2.20%, 05/22/2019		373	373
3 Month LIBOR + 1.16%			2.20%, 05/11/2020		200	199
3.00%, 04/26/2022	800	803	2.65%, 05/11/2022		400	399
3.23%, 02/25/2021	400	414	Biogen Inc
3 Month LIBOR + 1.77%			2.90%, 09/15/2020		500	507
ING Groep NV			Celgene Corp
2.84%, 03/29/2022	250	255	3.25%, 08/15/2022		250	254
3 Month LIBOR + 1.15%			Gilead Sciences Inc
3.15%, 03/29/2022	450	455	1.85%, 09/04/2018		250	250
JPMorgan Chase & Co			1.85%, 09/20/2019		300	298
2.27%, 04/25/2023	1,500	1,517				$2,280
3 Month LIBOR + 0.90%

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2017

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Building Materials - 0.19%			Diversified Financial Services (continued)
Martin Marietta Materials Inc			GTP Acquisition Partners I LLC
2.13%, 12/20/2019	$300	$300	2.35%, 06/15/2045(b)	$721	$715
3 Month LIBOR + 0.50%					$1,113
			Electric - 4.59%
Chemicals - 1.43%			Alabama Power Co
Air Liquide Finance SA			2.45%, 03/30/2022	750	745
1.75%, 09/27/2021 (b)	250	242	Black Hills Corp
Airgas Inc			2.50%, 01/11/2019	500	501
1.65%, 02/15/2018	408	408	Dominion Energy Inc
Chevron Phillips Chemical Co LLC / Chevron			2.58%, 07/01/2020	200	200
Phillips Chemical Co LP			2.96%, 07/01/2019(e)	650	655
1.70%, 05/01/2018 (b)	505	505	Duke Energy Florida LLC
2.45%, 05/01/2020 (b)	168	168	1.85%, 01/15/2020	400	397
Westlake Chemical Corp			3.10%, 08/15/2021	250	256
3.60%, 07/15/2022	100	102	Emera US Finance LP
4.63%, 02/15/2021	455	466	2.70%, 06/15/2021	300	299
4.88%, 05/15/2023	400	412	Exelon Corp
		$2,303	3.50%, 06/01/2022	500	510
Commercial Mortgage Backed Securities - 1.23%			Fortis Inc/Canada
Ginnie Mae			2.10%, 10/04/2021	633	618
0.55%, 09/16/2055 (d),(e)	3,290	127	Indiantown Cogeneration LP
0.73%, 01/16/2054 (d),(e)	2,825	117	9.77%, 12/15/2020	206	219
0.78%, 10/16/2054 (d),(e)	3,682	131	Public Service Co of New Mexico
0.88%, 02/16/2055 (d),(e)	5,683	182	7.95%, 05/15/2018	1,015	1,036
0.90%, 01/16/2055 (d),(e)	5,769	225	San Diego Gas & Electric Co
1.07%, 06/16/2045 (d),(e)	1,520	84	1.91%, 02/01/2022	130	127
1.37%, 12/16/2036 (d),(e)	2,181	117	Southern California Edison Co
GS Mortgage Securities Trust 2017-GS6			1.85%, 02/01/2022	266	264
1.95%, 05/10/2050	563	556	Southern Co/The
JPMDB Commercial Mortgage Securities			1.55%, 07/01/2018	200	200
Trust 2016-C4			Texas-New Mexico Power Co
1.54%, 12/15/2049	443	435	9.50%, 04/01/2019(b)	202	219
		$1,974	TransAlta Corp
Computers - 1.67%			6.90%, 05/15/2018	1,015	1,031
Apple Inc			Virginia Electric & Power Co
1.00%, 05/03/2018	336	335	2.75%, 03/15/2023	100	99
1.90%, 02/07/2020	200	199			$7,376
2.00%, 11/13/2020	300	298	Electronics - 0.66%
2.50%, 02/09/2022	400	400	Fortive Corp
Dell International LLC / EMC Corp			1.80%, 06/15/2019	175	174
3.48%, 06/01/2019 (b)	600	608	2.35%, 06/15/2021	300	297
Hewlett Packard Enterprise Co			Honeywell International Inc
2.85%, 10/05/2018	350	352	1.85%, 11/01/2021	600	589
International Business Machines Corp					$1,060
2.25%, 02/19/2021	500	499	Engineering & Construction - 0.49%
		$2,691	SBA Tower Trust
Consumer Products - 0.25%			2.88%, 07/10/2046(b)	400	397
Reckitt Benckiser Treasury Services PLC			3.17%, 04/09/2047(b)	400	398
2.23%, 06/24/2022 (b)	400	400			$795
3 Month LIBOR + 0.56%			Finance - Mortgage Loan/Banker - 9.09%
			Fannie Mae
Cosmetics & Personal Care - 0.49%			1.25%, 05/06/2021	1,000	973
Procter & Gamble Co/The			1.25%, 08/17/2021	800	775
1.70%, 11/03/2021	300	293	1.38%, 02/26/2021	1,000	979
2.15%, 08/11/2022	500	494	1.38%, 10/07/2021	500	486
		$787	1.50%, 02/28/2020	1,250	1,237
Credit Card Asset Backed Securities - 1.34%			1.88%, 12/28/2020	200	199
Cabela's Credit Card Master Note Trust			1.88%, 04/05/2022	3,000	2,963
1.93%, 07/15/2022	834	837	2.00%, 01/05/2022	2,350	2,334
1 Month LIBOR + 0.45%			2.63%, 09/06/2024	1,000	1,013
2.13%, 08/16/2021 (b)	505	506	Freddie Mac
1 Month LIBOR + 0.65%			1.13%, 08/12/2021	1,500	1,448
Capital One Multi-Asset Execution Trust			1.88%, 11/17/2020	1,200	1,194
1.99%, 09/16/2024	800	808	2.38%, 01/13/2022	1,000	1,009
1 Month LIBOR + 0.51%					$14,610
		$2,151	Food - 1.10%
Diversified Financial Services - 0.69%			Kraft Heinz Foods Co
GE Capital International Funding Co			1.98%, 02/10/2021	400	401
Unlimited Co			3 Month LIBOR + 0.57%
2.34%, 11/15/2020	400	398	2.00%, 07/02/2018	269	269

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Food (continued)				Insurance (continued)
Mondelez International Holdings Netherlands				New York Life Global Funding
BV				1.95%, 02/11/2020(b)	$400	$397
1.63%, 10/28/2019 (b)		$500	$493	2.00%, 04/13/2021(b)	400	395
Tyson Foods Inc				2.06%, 06/10/2022(b)	1,000	1,005
1.89%, 08/21/2020		200	201	3 Month LIBOR + 0.52%
3 Month LIBOR + 0.45%				2.15%, 06/18/2019(b)	124	124
1.93%, 05/30/2019		250	250	Prudential Financial Inc
3 Month LIBOR + 0.45%				8.88%, 06/15/2068(c)	1,500	1,541
2.25%, 08/23/2021		150	148	3 Month LIBOR + 5.00%
			$1,762			$10,257
Hand & Machine Tools - 0.37%				Internet - 0.57%
Stanley Black & Decker Inc				Amazon.com Inc
1.62%, 11/17/2018		600	598	2.40%, 02/22/2023(b)	250	247
				2.60%, 12/05/2019	273	276
Healthcare - Products - 0.47%				2.80%, 08/22/2024(b)	400	399
Medtronic Global Holdings SCA						$922
1.70%, 03/28/2019		500	498	Machinery - Construction & Mining - 0.62%
Medtronic Inc				Caterpillar Financial Services Corp
2.50%, 03/15/2020		250	251	1.61%, 11/29/2019	500	500
			$749	3 Month LIBOR + 0.13%
Healthcare - Services - 0.79%				2.55%, 11/29/2022	500	498
Humana Inc						$998
2.50%, 12/15/2020		100	100	Machinery - Diversified - 0.32%
2.90%, 12/15/2022		100	100	John Deere Capital Corp
Roche Holdings Inc				1.35%, 01/16/2018	173	173
2.03%, 09/30/2019 (b)		323	324	2.05%, 03/10/2020	350	349
3 Month LIBOR + 0.34%						$522
UnitedHealth Group Inc				Manufactured Housing Asset Backed Securities - 0.01%
1.70%, 02/15/2019		500	498	Conseco Finance Corp
1.95%, 10/15/2020		250	248	7.70%, 09/15/2026	13	14
			$1,270
Home Equity Asset Backed Securities - 0.08%				Media - 0.77%
RASC Series 2005-AHL2 Trust				Time Warner Cable LLC
1.90%, 10/25/2035		73	72	8.25%, 04/01/2019	505	540
1 Month LIBOR + 0.35%				Walt Disney Co/The
RASC Series 2005-EMX2 Trust				1.95%, 03/04/2020	500	498
2.06%, 07/25/2035		11	11	2.30%, 02/12/2021	200	200
1 Month LIBOR + 0.51%						$1,238
Terwin Mortgage Trust Series TMTS 2005-				Mining - 0.13%
14	HE			Glencore Funding LLC
4.85%, 08/25/2036 (e)		29	30	4.13%, 05/30/2023(b)	200	207
Wells Fargo Home Equity Asset-Backed
Securities 2004-2 Trust				Miscellaneous Manufacturers - 0.99%
2.39%, 10/25/2034		9	9	General Electric Co
1 Month LIBOR + 0.84%				5.50%, 01/08/2020	500	531
			$122	Ingersoll-Rand Global Holding Co Ltd
Housewares - 0.25%				6.88%, 08/15/2018	450	463
Newell Brands Inc				Siemens Financieringsmaatschappij NV
2.60%, 03/29/2019		200	201	2.20%, 03/16/2020(b)	350	350
3.85%, 04/01/2023		200	207	2.21%, 03/16/2022(b)	250	252
			$408	3 Month LIBOR + 0.61%
Insurance - 6.38%						$1,596
Berkshire Hathaway Finance Corp				Mortgage Backed Securities - 2.98%
1.70%, 03/15/2019		500	498	Alternative Loan Trust 2004-J8
Berkshire Hathaway Inc				6.00%, 02/25/2017	4	4
2.20%, 03/15/2021		400	399	Banc of America Funding 2004-1 Trust
2.75%, 03/15/2023		500	503	5.25%, 02/25/2019	3	3
Five Corners Funding Trust				Banc of America Funding 2004-3 Trust
4.42%, 11/15/2023 (b)		750	804	4.75%, 09/25/2019	13	13
Hartford Financial Services Group Inc/The				BCAP LLC 2011-RR11 Trust
8.13%, 06/15/2068 (c)		1,159	1,188	3.64%, 03/26/2035(b)	115	115
3 Month LIBOR + 4.60%				12 Month LIBOR + 1.95%
MassMutual Global Funding II				CHL Mortgage Pass-Through Trust 2003-46
1.55%, 10/11/2019 (b)		350	346	3.52%, 01/19/2034(e)	49	49
2.10%, 08/02/2018 (b)		505	506	CHL Mortgage Pass-Through Trust 2004-J1
2.35%, 04/09/2019 (b)		865	867	4.50%, 01/25/2019	1	1
Metropolitan Life Global Funding I				CHL Mortgage Pass-Through Trust 2004-J7
1.75%, 12/19/2018 (b)		400	399	5.00%, 09/25/2019	19	19
1.95%, 06/12/2020 (b)		250	251	Credit Suisse First Boston Mortgage Securities
3 Month LIBOR + 0.40%				Corp
1.95%, 09/15/2021 (b)		470	460	5.00%, 09/25/2019	5	4
2.30%, 04/10/2019 (b)		573	574

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)			Oil & Gas (continued)
CSFB Mortgage-Backed Pass-Through			Phillips 66
Certificates Series 2004-AR4			2.01%, 04/15/2019(b)	$150	$150
2.51%, 05/25/2034	$34	$34	3 Month LIBOR + 0.65%
1 Month LIBOR + 0.96%			2.11%, 04/15/2020(b)	150	150
CSFB Mortgage-Backed Trust Series 2004-7			3 Month LIBOR + 0.75%
5.00%, 10/25/2019	16	16	Shell International Finance BV
CSMC 2017-HL2 Trust			2.13%, 05/11/2020	505	504
3.50%, 10/25/2047 (b),(e)	487	491	2.38%, 08/21/2022	557	553
GSMSC Pass-Through Trust 2009-4R			Total Capital International SA
2.14%, 12/26/2036 (b)	25	25	1.98%, 08/10/2018	370	371
1 Month LIBOR + 0.45%			3 Month LIBOR + 0.57%
JP Morgan Mortgage Trust 2004-A3					$3,228
3.52%, 07/25/2034 (e)	32	32	Oil & Gas Services - 0.16%
JP Morgan Mortgage Trust 2004-S1			Baker Hughes a GE Co LLC / Baker Hughes
5.00%, 09/25/2034	74	75	Co-Obligor Inc
JP Morgan Mortgage Trust 2016-4			2.77%, 12/15/2022(b)	250	250
3.50%, 10/25/2046 (b),(e)	717	726
JP Morgan Mortgage Trust 2017-2			Other Asset Backed Securities - 5.28%
3.50%, 05/25/2047 (b),(e)	445	451	Drug Royalty II LP 2
JP Morgan Mortgage Trust 2017-4			3.48%, 07/15/2023(b)	390	389
3.50%, 11/25/2048 (b),(e)	482	488	Drug Royalty III LP 1
JP Morgan Mortgage Trust 2017-6			3.86%, 04/15/2027(b)	226	226
3.50%, 01/25/2048 (b),(e)	250	253	3 Month LIBOR + 2.50%
MASTR Alternative Loan Trust 2003-9			3.98%, 04/15/2027(b)	170	170
6.50%, 01/25/2019	21	21	MVW Owner Trust 2015-1
MASTR Asset Securitization Trust 2004-11			2.52%, 12/20/2032(b)	386	384
5.00%, 12/25/2019	5	5	MVW Owner Trust 2016-1
MASTR Asset Securitization Trust 2004-9			2.25%, 12/20/2033(b)	343	339
5.00%, 09/25/2019	8	8	OneMain Financial Issuance Trust 2014-2
PHH Mortgage Trust Series 2008-CIM1			2.47%, 09/18/2024(b)	16	16
5.22%, 06/25/2038	111	108	OneMain Financial Issuance Trust 2015-2
1 Month LIBOR + 2.25%			2.57%, 07/18/2025(b)	330	329
Prime Mortgage Trust 2005-2			PFS Financing Corp
5.25%, 07/25/2020	62	62	1.95%, 10/15/2021(b)	200	200
Provident Funding Mortgage Loan Trust 2005-			1 Month LIBOR + 0.47%
1			2.06%, 03/15/2021(b)	750	752
2.13%, 05/25/2035	164	160	1 Month LIBOR + 0.58%
1 Month LIBOR + 0.58%			2.08%, 07/15/2022(b)	750	751
RALI Series 2003-QS23 Trust			1 Month LIBOR + 0.60%
5.00%, 12/26/2018	33	33	2.10%, 04/15/2020(b)	536	537
RALI Series 2004-QS3 Trust			1 Month LIBOR + 0.62%
5.00%, 03/25/2019	15	14	2.40%, 10/17/2022(b)	300	299
RBSSP Resecuritization Trust 2009-7			RAAC Series 2006-RP2 Trust
1.73%, 06/26/2037 (b)	28	28	1.80%, 02/25/2037(b)	26	26
1 Month LIBOR + 0.40%			1 Month LIBOR + 0.25%
Sequoia Mortgage Trust 2013-4			Structured Asset Investment Loan Trust 2005-
1.55%, 04/25/2043 (e)	50	49	4
Sequoia Mortgage Trust 2013-8			2.21%, 05/25/2035	38	38
2.25%, 06/25/2043 (e)	388	372	1 Month LIBOR + 0.66%
Sequoia Mortgage Trust 2017-1			Trafigura Securitisation Finance PLC 2017-1
3.50%, 02/25/2047 (b),(e)	456	462	2.33%, 12/15/2020(b)	1,000	1,004
Sequoia Mortgage Trust 2017-2			1 Month LIBOR + 0.85%
3.50%, 03/25/2047 (b),(e)	232	235	Verizon Owner Trust 2016-1
Sequoia Mortgage Trust 2017-3			1.42%, 01/20/2021(b)	500	497
3.50%, 04/25/2047 (b),(e)	424	430	Verizon Owner Trust 2016-2
WaMu Mortgage Pass-Through Certificates			1.68%, 05/20/2021(b)	1,000	993
Series 2003-S8 Trust			Verizon Owner Trust 2017-1
5.00%, 09/25/2018	2	2	2.06%, 09/20/2021(b)	250	249
		$4,788	Verizon Owner Trust 2017-2
Oil & Gas - 2.01%			1.92%, 12/20/2021(b)	750	745
BP Capital Markets PLC			Verizon Owner Trust 2017-3
2.75%, 05/10/2023	185	185	2.06%, 04/20/2022(b)	300	298
4.75%, 03/10/2019	423	436	Volvo Financial Equipment Master Owner
Chevron Corp			Trust 2017-A
1.72%, 06/24/2018	375	375	1.98%, 11/15/2022(b)	250	251
1.97%, 03/03/2022	250	252	1 Month LIBOR + 0.50%
3 Month LIBOR + 0.48%					$8,493
2.90%, 03/03/2024	250	252	Packaging & Containers - 0.31%
			Packaging Corp of America
			2.45%, 12/15/2020	200	200

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2017

	Principal		Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Packaging & Containers (continued)			Software - 0.89%
WestRock Co			Microsoft Corp
3.00%, 09/15/2024 (b)	$300	$298	1.10%, 08/08/2019	$250	$247
		$498	1.85%, 02/12/2020	400	398
Pharmaceuticals - 1.16%			Oracle Corp
AbbVie Inc			1.90%, 09/15/2021	200	197
1.80%, 05/14/2018	202	202	2.25%, 10/08/2019	250	251
2.30%, 05/14/2021	200	198	5.75%, 04/15/2018	336	340
2.50%, 05/14/2020	336	337			$1,433
Allergan Funding SCS			Student Loan Asset Backed Securities - 4.67%
2.35%, 03/12/2018	505	505	Keycorp Student Loan Trust 2000-b
Mead Johnson Nutrition Co			1.68%, 07/25/2029	638	628
3.00%, 11/15/2020	250	254	3 Month LIBOR + 0.31%
Merck & Co Inc			KeyCorp Student Loan Trust 2003-A
1.10%, 01/31/2018	373	373	1.90%, 01/25/2037	653	631
		$1,869	3 Month LIBOR + 0.53%
Pipelines - 3.10%			KeyCorp Student Loan Trust 2004-A
Buckeye Partners LP			1.90%, 01/27/2042	296	296
2.65%, 11/15/2018	649	651	3 Month LIBOR + 0.53%
4.15%, 07/01/2023	400	411	KeyCorp Student Loan Trust 2006-A
Columbia Pipeline Group Inc			1.98%, 09/27/2035	707	706
2.45%, 06/01/2018	168	168	3 Month LIBOR + 0.31%
3.30%, 06/01/2020	168	170	Navient Private Education Loan Trust 2014-
Florida Gas Transmission Co LLC			CT
3.88%, 07/15/2022 (b)	250	259	2.18%, 09/16/2024(b)	156	157
7.90%, 05/15/2019 (b)	559	599	1 Month LIBOR + 0.70%
Kinder Morgan Inc/DE			Navient Private Education Loan Trust 2017-
2.64%, 01/15/2023	500	508	A
3 Month LIBOR + 1.28%			1.88%, 12/16/2058(b)	172	172
TransCanada PipeLines Ltd			1 Month LIBOR + 0.40%
3.63%, 05/15/2067	900	824	SLC Private Student Loan Trust 2006-A
3 Month LIBOR + 2.21%			1.53%, 07/15/2036	201	201
Williams Partners LP / ACMP Finance Corp			3 Month LIBOR + 0.17%
4.88%, 03/15/2024	1,325	1,385	SLM Private Credit Student Loan Trust 2002-
		$4,975	A
REITs - 0.96%			2.14%, 12/16/2030	496	494
Alexandria Real Estate Equities Inc			3 Month LIBOR + 0.55%
2.75%, 01/15/2020	510	512	SLM Private Credit Student Loan Trust 2004-
American Tower Trust #1			A
1.55%, 03/15/2043 (b)	255	255	1.99%, 06/15/2033	175	172
Digital Realty Trust LP			3 Month LIBOR + 0.40%
3.40%, 10/01/2020	300	306	SLM Private Credit Student Loan Trust 2004-
Hospitality Properties Trust			B
4.50%, 06/15/2023	200	209	1.92%, 03/15/2024	622	620
Welltower Inc			3 Month LIBOR + 0.33%
4.95%, 01/15/2021	250	266	SLM Private Credit Student Loan Trust 2005-
		$1,548	B
Retail - 1.46%			1.86%, 12/15/2023	144	144
Costco Wholesale Corp			3 Month LIBOR + 0.27%
2.15%, 05/18/2021	800	797	SLM Private Credit Student Loan Trust 2006-
Home Depot Inc/The			A
1.80%, 06/05/2020	500	496	1.78%, 12/15/2023	8	8
2.00%, 04/01/2021	200	198	3 Month LIBOR + 0.19%
McDonald's Corp			1.88%, 06/15/2039	1,000	958
2.75%, 12/09/2020	500	505	3 Month LIBOR + 0.29%
Wal-Mart Stores Inc			SLM Private Education Loan Trust 2013-A
			1.77%, 05/17/2027(b)	768	767
1.75%, 10/09/2019	100	100
1.90%, 12/15/2020	250	248	SLM Private Education Loan Trust 2013-B
			1.85%, 06/17/2030(b)	287	286
		$2,344
			SMB Private Education Loan Trust 2016-C
Savings & Loans - 0.00%			2.03%, 11/15/2023 (b)	471	472
Washington Mutual Bank / Henderson NV
0.00%, 01/15/2013 (f),(g),(h)	200	—	1 Month LIBOR + 0.55%
			SMB Private Education Loan Trust 2017-A
			1.93%, 06/17/2024(b)	296	296
Semiconductors - 0.90%			1 Month LIBOR + 0.45%
Broadcom Corp / Broadcom Cayman Finance			SMB Private Education Loan Trust 2017-B
Ltd			1.62%, 06/17/2024(b)	500	500
2.38%, 01/15/2020 (b)	600	596
3.00%, 01/15/2022 (b)	200	198	1 Month LIBOR + 0.27%
QUALCOMM Inc					$7,508
1.85%, 05/20/2019	400	398	Telecommunications - 2.24%
2.11%, 01/30/2023	250	250	AT&T Inc
3 Month LIBOR + 0.73%			2.30%, 02/14/2023	250	252
		$1,442	3 Month LIBOR + 0.89%

See accompanying notes.

     Schedule of Investments Short-Term Income Account December 31, 2017

	Principal
BONDS (continued)	Amount (000's) Value (000's)
Telecommunications (continued)
AT&T Inc (continued)
3.60%, 02/17/2023	$1,000	$1,023
Cisco Systems Inc
2.20%, 02/28/2021	250	249
4.95%, 02/15/2019	500	516
Crown Castle Towers LLC
3.22%, 05/15/2022 (b)	75	76
4.88%, 08/15/2040 (b)	265	277
Sprint Spectrum Co LLC / Sprint Spectrum Co
II LLC / Sprint Spectrum Co III LLC
3.36%, 03/20/2023 (b)	703	708
Verizon Communications Inc
2.00%, 05/22/2020	200	201
3 Month LIBOR + 0.55%
2.95%, 03/15/2022	300	302
		$3,604
Transportation - 0.87%
Ryder System Inc
2.25%, 09/01/2021	200	197
2.45%, 11/15/2018	205	206
United Parcel Service Inc
1.86%, 04/01/2023	1,000	1,002
3 Month LIBOR + 0.45%
		$1,405
TOTAL BONDS		$156,102
U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - 0.89%	Amount (000's) Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) - 0.01%
3.15%, 09/01/2035	$15	$16
U.S. Treasury 1-Year Note + 2.25%
		$16
Federal National Mortgage Association (FNMA) - 0.11%
3.00%, 04/01/2033	58	60
6 Month LIBOR + 1.51%
3.13%, 02/01/2037	26	28
U.S. Treasury 1-Year Note + 2.12%
3.28%, 12/01/2032	14	14
12 Month LIBOR + 1.57%
3.38%, 01/01/2035	12	13
12 Month LIBOR + 1.75%
3.40%, 07/01/2034	25	26
12 Month LIBOR + 1.64%
3.41%, 08/01/2034	8	9
12 Month LIBOR + 1.63%
3.44%, 02/01/2035	3	4
6 Month LIBOR + 2.07%
3.54%, 11/01/2032	3	3
U.S. Treasury 1-Year Note + 2.29%
3.62%, 12/01/2033	13	13
6 Month LIBOR + 2.25%
4.12%, 11/01/2035	1	1
Cost of Funds for the 11th District of San Francisco + 1.27%
8.00%, 05/01/2027	7	7
		$178
Government National Mortgage Association (GNMA) - 0.00%
9.00%, 12/15/2020	1	1
10.00%, 06/15/2020	1	1
10.00%, 09/15/2018	1	1
10.00%, 05/15/2020	3	3
		$6
U.S. Treasury - 0.77%
1.88%, 08/31/2022	1,000	986
1.88%, 09/30/2022	250	246
		$1,232
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$1,432
Total Investments		$159,972
Other Assets and Liabilities - 0.48%		$774
TOTAL NET ASSETS - 100.00%		$160,746

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $39,833 or 24.78% of net assets.
(c)	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate and may convert to a variable rate or floating rate in the future.
(d)	Security is an Interest Only Strip.
(e)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(f)	Non-income producing security
(g)	The value of these investments was determined using significant unobservable inputs.
(h)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $0 or 0.00% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Financial	28.46%
Asset Backed Securities	19.91%
Government	9.86%
Consumer, Non-cyclical	6.64%
Industrial	6.12%
Energy	5.27%
Utilities	4.59%
Mortgage Securities	4.33%
Consumer, Cyclical	4.22%
Communications	3.58%
Technology	3.46%
Basic Materials	1.56%
Investment Companies	1.52%
Other Assets and Liabilities	0.48%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$3,892	$1,454		$2,438
		$—		$3,892	$1,454		$2,438

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

Schedule of Investments
SmallCap Account
December 31, 2017

COMMON STOCKS - 98.98%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 0.85%			Diversified Financial Services (continued)
Esterline Technologies Corp (a)	24,300	$1,815	Piper Jaffray Cos	10,780	$930
					$7,095
Automobile Parts & Equipment - 1.70%			Electric - 2.09%
Tenneco Inc	18,290	1,071	Avista Corp	44,550	2,294
Visteon Corp (a)	20,470	2,561	Portland General Electric Co	47,730	2,175
		$3,632			$4,469
Banks - 10.96%			Electrical Components & Equipment - 1.11%
Cathay General Bancorp	68,240	2,878	Advanced Energy Industries Inc (a)	35,160	2,373
CenterState Bank Corp	72,850	1,874
Central Pacific Financial Corp	63,190	1,885	Electronics - 4.52%
First Commonwealth Financial Corp	33,640	482	II-VI Inc (a)	49,040	2,302
First Merchants Corp	29,170	1,227	Itron Inc (a)	18,650	1,272
First of Long Island Corp/The	13,186	376	SYNNEX Corp	24,280	3,301
Fulton Financial Corp	119,760	2,144	Vishay Intertechnology Inc	134,580	2,793
Guaranty Bancorp	26,090	721			$9,668
Old National Bancorp/IN	142,350	2,484	Engineering & Construction - 1.80%
Sandy Spring Bancorp Inc	14,770	576	MasTec Inc (a)	57,340	2,807
TCF Financial Corp	53,360	1,094	Tutor Perini Corp (a)	41,390	1,049
Umpqua Holdings Corp	100,670	2,094			$3,856
Union Bankshares Corp	24,960	903	Entertainment - 2.82%
United Community Banks Inc/GA	69,000	1,941	Eldorado Resorts Inc (a)	93,530	3,100
Valley National Bancorp	246,900	2,770	Red Rock Resorts Inc	25,070	846
		$23,449	Vail Resorts Inc	9,870	2,097
Biotechnology - 3.02%					$6,043
Acceleron Pharma Inc (a)	17,060	724	Environmental Control - 2.76%
Aratana Therapeutics Inc (a)	46,321	244	AquaVenture Holdings Ltd (a)	17,440	271
Bellicum Pharmaceuticals Inc (a)	9,950	84	Casella Waste Systems Inc (a)	51,880	1,194
Bluebird Bio Inc (a)	8,020	1,428	Energy Recovery Inc (a)	50,810	444
Denali Therapeutics Inc (a)	21,767	341
DNIB Unwind Inc - Warrants (a),(b),(c)	1,938	—	MSA Safety Inc	26,060	2,020
Exact Sciences Corp (a)	19,620	1,031	Tetra Tech Inc	40,930	1,971
FibroGen Inc (a)	13,360	633			$5,900
Insmed Inc (a)	23,070	719	Food - 1.30%
			Darling Ingredients Inc (a)	154,046	2,793
MacroGenics Inc (a)	13,270	252
Seattle Genetics Inc (a)	10,530	563
Spark Therapeutics Inc (a)	8,555	440	Gas - 1.24%
			Southwest Gas Holdings Inc	32,930	2,650
		$6,459
Building Materials - 1.19%			Hand & Machine Tools - 0.71%
Ply Gem Holdings Inc (a)	34,070	630
US Concrete Inc (a)	22,805	1,908	Regal Beloit Corp	19,830	1,519
		$2,538	Healthcare - Products - 1.35%
Chemicals - 2.50%			K2M Group Holdings Inc (a)	44,040	793
Huntsman Corp	48,780	1,624	Nevro Corp (a)	23,680	1,635
KMG Chemicals Inc	27,750	1,834	STAAR Surgical Co (a)	30,450	472
Univar Inc (a)	60,860	1,884			$2,900
		$5,342	Healthcare - Services - 1.79%
Commercial Services - 8.48%			HealthSouth Corp	64,950	3,209
AMN Healthcare Services Inc (a)	61,720	3,040	Natera Inc (a)	23,570	212
Brink's Co/The	35,790	2,817	Teladoc Inc (a)	11,770	410
INC Research Holdings Inc (a)	42,720	1,863			$3,831
Insperity Inc	29,900	1,715	Home Builders - 2.25%
K12 Inc (a)	37,990	604	Installed Building Products Inc (a)	33,590	2,551
Korn/Ferry International	48,970	2,026	Taylor Morrison Home Corp (a)	92,150	2,255
Live Nation Entertainment Inc (a)	37,081	1,578
					$4,806
Medifast Inc	7,000	489	Insurance - 2.10%
On Assignment Inc (a)	46,370	2,980
SP Plus Corp (a)	28,280	1,049	American Financial Group Inc/OH	20,780	2,255
			First American Financial Corp	2,370	133
		$18,161	MGIC Investment Corp (a)	149,929	2,116
Computers - 2.58%					$4,504
CACI International Inc (a)	21,150	2,799
ExlService Holdings Inc (a)	29,980	1,810	Internet - 1.87%
			Carvana Co (a)	70,470	1,347
Sykes Enterprises Inc (a)	29,260	920
			GoDaddy Inc (a)	52,767	2,653
		$5,529			$4,000
Consumer Products - 0.57%			Iron & Steel - 0.94%
Central Garden & Pet Co - A Shares (a)	32,560	1,228
			Reliance Steel & Aluminum Co	8,450	725
			Steel Dynamics Inc	29,980	1,293
Diversified Financial Services - 3.31%					$2,018
Artisan Partners Asset Management Inc	30,890	1,220
			Leisure Products & Services - 1.20%
BGC Partners Inc	107,680	1,627	Planet Fitness Inc (a)	74,340	2,574
Granite Point Mortgage Trust Inc	17,123	304
Houlihan Lokey Inc	25,120	1,141
Moelis & Co	38,620	1,873

See accompanying notes.

Schedule of Investments
SmallCap Account
December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Lodging - 1.16%			Software (continued)
Extended Stay America Inc	130,540	$2,480	SendGrid Inc (a)	12,008	$288
			Take-Two Interactive Software Inc (a)	14,270	1,566
Machinery - Diversified - 0.00%					$13,122
Gerber Scientific Inc (a),(b),(c)	1,974	—	Telecommunications - 2.30%
			Bandwidth Inc (a)	20,473	473
Metal Fabrication & Hardware - 1.20%			NETGEAR Inc (a)	31,930	1,876
Rexnord Corp (a)	98,670	2,567	Plantronics Inc	42,250	2,129
			Switch Inc	24,470	445
Miscellaneous Manufacturers - 1.99%					$4,923
Hillenbrand Inc	35,350	1,580	TOTAL COMMON STOCKS		$211,856
Trinseo SA	36,870	2,677	INVESTMENT COMPANIES - 1.05%	Shares Held	Value (000's)
		$4,257	Money Market Funds - 1.05%
Oil & Gas - 2.72%			Principal Government Money Market Fund (d)	2,243,506	2,243
Carrizo Oil & Gas Inc (a)	55,530	1,182
Delek US Holdings Inc	62,440	2,182	TOTAL INVESTMENT COMPANIES		$2,243
Oasis Petroleum Inc (a)	74,480	626
Resolute Energy Corp (a)	28,940	911	Total Investments		$214,099
Ring Energy Inc (a)	65,940	916	Other Assets and Liabilities - (0.03)%		$(59)
		$5,817	TOTAL NET ASSETS - 100.00%		$214,040
Oil & Gas Services - 1.27%
Mammoth Energy Services Inc (a)	53,700	1,054
NCS Multistage Holdings Inc (a)	29,970	442	(a) Non-income producing security
Pioneer Energy Services Corp (a)	85,770	261	(b)	The value of these investments was determined using significant
Select Energy Services Inc (a)	53,000	967	unobservable inputs.
			(c)		Fair value of these investments is determined in good faith by the Manager
		$2,724	under procedures established and periodically reviewed by the Board of
Packaging & Containers - 0.26%			Directors. Certain inputs used in the valuation may be unobservable;
Graphic Packaging Holding Co	35,780	554	however, each security is evaluated individually for purposes of ASC 820
			which results in not all securities being identified as Level 3 of the fair
Pharmaceuticals - 5.42%			value hierarchy. At the end of the period, the fair value of these securities
Array BioPharma Inc (a)	43,570	558	totaled $0 or 0.00% of net assets.
Clovis Oncology Inc (a)	9,630	655	(d)		Affiliated Security. Please see affiliated sub-schedule for transactional
DexCom Inc (a)	2,990	172	information.
Horizon Pharma Plc (a)	60,202	879
Nektar Therapeutics (a)	27,650	1,651
Neurocrine Biosciences Inc (a)	5,940	461
Portola Pharmaceuticals Inc (a)	5,920	288	Portfolio Summary (unaudited)
PRA Health Sciences Inc (a)	37,540	3,419	Sector		Percent
Prestige Brands Holdings Inc (a)	50,250	2,232	Financial		23.21%
ProQR Therapeutics NV (a)	8,456	27	Consumer, Non-cyclical		21.93%
Revance Therapeutics Inc (a)	22,100	790	Industrial		16.39%
TESARO Inc (a)	5,580	462	Consumer, Cyclical		12.03%
		$11,594	Technology		10.49%
REITs - 6.84%			Communications		4.17%
Agree Realty Corp	7,590	391	Energy		3.99%
American Homes 4 Rent	82,410	1,800	Basic Materials		3.44%
Brandywine Realty Trust	137,870	2,508	Utilities		3.33%
First Industrial Realty Trust Inc	96,970	3,052	Investment Companies		1.05%
Monmouth Real Estate Investment Corp	36,030	641	Other Assets and Liabilities		(0.03)%
Potlatch Corp	21,370	1,066	TOTAL NET ASSETS		100.00%
Preferred Apartment Communities Inc	55,310	1,120
Summit Hotel Properties Inc	135,790	2,068
Tier REIT Inc	25,470	519
Two Harbors Investment Corp	90,345	1,469
		$14,634
Retail - 2.90%
Caleres Inc	88,630	2,967
GMS Inc (a)	59,500	2,240
Ruth's Hospitality Group Inc	46,610	1,009
		$6,216
Semiconductors - 1.78%
Aquantia Corp (a)	36,630	415
Entegris Inc	111,680	3,401
		$3,816
Software - 6.13%
Allscripts Healthcare Solutions Inc (a)	29,150	424
Alteryx Inc (a)	13,840	350
Apptio Inc (a)	31,794	748
Aspen Technology Inc (a)	45,390	3,005
Atlassian Corp PLC (a)	31,520	1,435
Blackbaud Inc	32,190	3,042
Manhattan Associates Inc (a)	28,980	1,436
MongoDB Inc (a)	14,400	427
SailPoint Technologies Holding Inc (a)	27,693	401

See accompanying notes.

Schedule of Investments
SmallCap Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$2,670	$427		$2,243
		$—		$2,670	$427		$2,243

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

Glossary to the Schedule of Investments
December 31, 2017

Currency Abbreviations
USD/$	United States Dollar

See accompanying notes.

(This page intentionally left blank)

2

		FINANCIAL HIGHLIGHTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
BOND MARKET INDEX ACCOUNT
Class 1 shares
2017		$10.25	$0.22	$0.11	$0.33	($0.19)	$–	($0.19)
2016		10.20	0.19	0.05	0.24	(0.19)	–	(0.19)
2015		10.34	0.18	(0.17)	0.01	(0.15)	–	(0.15)
2014		9.88	0.17	0.40	0.57	(0.11)	–	(0.11)
2013		10.21	0.13	(0.39)	(0.26)	(0.07)	–	(0.07)
CORE PLUS BOND ACCOUNT
Class 1 shares
2017		11.15	0.35	0.18	0.53	(0.33)	–	(0.33)
2016		11.05	0.32	0.14	0.46	(0.36)	–	(0.36)
2015		11.46	0.32	(0.37)	(0.05)	(0.36)	–	(0.36)
2014		11.24	0.31	0.28	0.59	(0.37)	–	(0.37)
2013		11.74	0.32	(0.43)	(0.11)	(0.39)	–	(0.39)
Class 2 shares
2017		11.11	0.32	0.18	0.50	(0.33)	–	(0.33)
2016		11.03	0.29	0.14	0.43	(0.35)	–	(0.35)
2015	(d)	11.62	0.19	(0.42)	(0.23)	(0.36)	–	(0.36)
DIVERSIFIED BALANCED ACCOUNT
Class 1 shares
2017	(g)	15.36	0.45	0.65	1.10	(0.26)	(0.22)	(0.48)
Class 2 shares
2017		14.76	0.35	1.32	1.67	(0.22)	(0.22)	(0.44)
2016		14.11	0.22	0.75	0.97	(0.18)	(0.14)	(0.32)
2015		14.39	0.19	(0.17)	0.02	(0.14)	(0.16)	(0.30)
2014		13.66	0.16	0.85	1.01	(0.13)	(0.15)	(0.28)
2013		12.28	0.15	1.43	1.58	(0.04)	(0.16)	(0.20)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset		Net Assets, End of	Ratio of Expenses		Ratio of Gross		Ratio of Net
Value, End	Total	Period (in	to Average Net		Expenses to Average		Investment Income to		Portfolio
of Period	Return(b)	thousands)	Assets		Net Assets		Average Net Assets		Turnover Rate

$10.39	3.27%	$2,448,068	0.23%	(c)	–%		2.10%		108.9%
10.25	2.29	2,184,608	0.25		–		1.86		118.5
10.20	0.13	1,937,655	0.25		–		1.77		154.0
10.34	5.75	1,734,803	0.26		–		1.68		195.7
9.88	(2.56)	1,264,213	0.26		–		1.26		225.8

11.35	4.81	293,662	0.46		–		3.08		123.5
11.15	4.09	292,436	0.46		–		2.79		155.1
11.05	(0.48)	290,032	0.46		–		2.80		177.2
11.46	5.24	321,735	0.45		–		2.74		205.6
11.24	(0.86)	316,177	0.45		–		2.79		204.8

11.28	4.50	592	0.71		–		2.80		123.5
11.11	3.82	232	0.71		–		2.55		155.1
11.03	(2.03) (e)	28	0.71	(f)	–		2.58	(f)	177.2	(f)

15.98	7.27 (e)	42,702	0.05 (f),	(h)	0.05 (f),	(h)	4.27	(f)	13.9	(f)

15.99	11.43	1,131,373	0.30	(h)	0.30 (h)	,(i)	2.27		13.9
14.76	6.90	1,099,647	0.30	(h)	0.30 (h)	,(i)	1.51		14.1
14.11	0.16	1,031,111	0.30	(h)	0.30 (h)	,(i)	1.29		14.3
14.39	7.41	1,011,106	0.30	(h)	0.30 (h)	,(i)	1.11		9.0
13.66	12.95	856,784	0.30	(h)	0.30 (h)	,(i)	1.16		10.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from May 1, 2017 date operations commenced, through December 31, 2017.
(h)	Does not include expenses of the investment companies in which the Account invests.
(i)	Excludes expense reimbursement from Manager.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
DIVERSIFIED BALANCED MANAGED VOLATILITY ACCOUNT
Class 2 shares
2017		$11.27	$0.43	$0.78	$1.21	($0.15)	($0.08)	($0.23)
2016		10.72	0.16	0.53	0.69	(0.08)	(0.06)	(0.14)
2015		10.88	0.10	(0.09)	0.01	(0.09)	(0.08)	(0.17)
2014		10.18	0.27	0.43	0.70	–	–	–
2013	(e)	10.00	0.13	0.05	0.18	–	–	–
DIVERSIFIED BALANCED VOLATILITY CONTROL ACCOUNT
Class 2 shares
2017	(h)	10.00	0.27	0.53	0.80	–	–	–
DIVERSIFIED GROWTH ACCOUNT
Class 2 shares
2017		15.93	0.43	1.79	2.22	(0.23)	(0.26)	(0.49)
2016		15.08	0.24	0.98	1.22	(0.19)	(0.18)	(0.37)
2015		15.40	0.21	(0.18)	0.03	(0.16)	(0.19)	(0.35)
2014		14.60	0.19	0.94	1.13	(0.14)	(0.19)	(0.33)
2013		12.54	0.20	2.04	2.24	(0.06)	(0.12)	(0.18)
DIVERSIFIED GROWTH MANAGED VOLATILITY ACCOUNT
Class 2 shares
2017		11.46	0.52	0.99	1.51	(0.15)	(0.10)	(0.25)
2016		10.79	0.16	0.66	0.82	(0.07)	(0.08)	(0.15)
2015		10.99	0.09	(0.08)	0.01	(0.11)	(0.10)	(0.21)
2014		10.27	0.31	0.41	0.72	–	–	–
2013	(e)	10.00	0.26	0.01	0.27	–	–	–
DIVERSIFIED GROWTH VOLATILITY CONTROL ACCOUNT
Class 2 shares
2017	(h)	10.00	0.30	0.67	0.97	–	–	–

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Gross		Ratio of Net
Value, End	Total		Period (in	to Average Net		Expenses to Average		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Net Assets		Average Net Assets		Turnover Rate

$12.25	10.90%		$181,005	0.31%(c),(d)		–%		3.65%		13.6%
11.27	6.42		168,756	0.31 (c)	,(d)	–		1.48		13.6
10.72	0.01		138,384	0.31 (c)	,(d)	–		0.90		14.1
10.88	6.89		84,527	0.31 (c)	,(d)	–		2.54		8.1
10.18	1.80	(f)	887	0.31 (c)	,(d),(g)	–		7.97	(g)	6.6	(g)

10.80	8.10 (f)	,(i)	36,522	0.39 (c),(d),(g)		–		3.36	(g)	8.0	(g)

17.66	14.21	(i)	3,945,713	0.30	(d)	0.30 (d)	,(j)	2.52		10.9
15.93	8.14		3,588,901	0.30	(d)	0.30 (d)	,(j)	1.53		11.1
15.08	0.17		3,201,495	0.30	(d)	0.30 (d)	,(j)	1.37		10.7
15.40	7.83		2,880,722	0.30	(d)	0.30 (d)	,(j)	1.25		7.1
14.60	17.95		2,202,857	0.30	(d)	0.30 (d)	,(j)	1.49		7.7

12.72	13.34		355,062	0.30 (c)	,(d)	–		4.30		12.5
11.46	7.56		313,672	0.30 (c)	,(d)	–		1.49		11.7
10.79	0.06		252,611	0.30 (c)	,(d)	–		0.82		11.5
10.99	7.06		151,672	0.31 (c)	,(d)	–		2.92		8.0
10.27	2.70	(f)	3,988	0.31 (c)	,(d),(g)	–		15.10	(g)	127.3	(g)

10.97	9.70	(f)	171,769	0.38 (c)	,(d),(g)	–		3.80	(g)	0.9	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Account invests.
(e)	Period from October 31, 2013 date operations commenced, through December 31, 2013.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Period from March 30, 2017 date operations commenced, through December 31, 2017.
(i)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(j)	Excludes expense reimbursement from Manager.

See accompanying notes.

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
DIVERSIFIED INCOME ACCOUNT
Class 2 shares
2017	$12.34	$0.26	$0.82	$1.08	($0.18)	($0.12)	($0.30)
2016	11.87	0.19	0.47	0.66	(0.12)	(0.07)	(0.19)
2015	12.03	0.15	(0.12)	0.03	(0.10)	(0.09)	(0.19)
2014	11.38	0.12	0.66	0.78	(0.06)	(0.07)	(0.13)
2013	10.54	0.11	0.75	0.86	(0.01)	(0.01)	(0.02)
DIVERSIFIED INTERNATIONAL ACCOUNT
Class 1 shares
2017	13.42	0.21	3.67	3.88	(0.29)	–	(0.29)
2016	13.68	0.24	(0.18)	0.06	(0.32)	–	(0.32)
2015	14.08	0.26	(0.29)	(0.03)	(0.37)	–	(0.37)
2014	14.87	0.24	(0.70)	(0.46)	(0.33)	–	(0.33)
2013	12.89	0.24	2.09	2.33	(0.35)	–	(0.35)
Class 2 shares
2017	13.52	0.17	3.71	3.88	(0.26)	–	(0.26)
2016	13.78	0.20	(0.18)	0.02	(0.28)	–	(0.28)
2015	14.19	0.21	(0.29)	(0.08)	(0.33)	–	(0.33)
2014	14.97	0.21	(0.70)	(0.49)	(0.29)	–	(0.29)
2013	12.96	0.22	2.10	2.32	(0.31)	–	(0.31)
EQUITY INCOME ACCOUNT
Class 1 shares
2017	23.20	0.56	4.14	4.70	(0.58)	(1.24)	(1.82)
2016	21.67	0.57	2.77	3.34	(0.64)	(1.17)	(1.81)
2015	23.12	0.58	(1.46)	(0.88)	(0.57)	–	(0.57)
2014	21.00	0.57	2.09	2.66	(0.54)	–	(0.54)
2013	17.03	0.54	4.04	4.58	(0.61)	–	(0.61)
Class 2 shares
2017	23.03	0.49	4.11	4.60	(0.52)	(1.24)	(1.76)
2016	21.52	0.51	2.75	3.26	(0.58)	(1.17)	(1.75)
2015	22.96	0.52	(1.45)	(0.93)	(0.51)	–	(0.51)
2014	20.87	0.51	2.07	2.58	(0.49)	–	(0.49)
2013	16.92	0.49	4.02	4.51	(0.56)	–	(0.56)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Gross		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Expenses to Average		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Net Assets		Average Net Assets	Turnover Rate

$13.12	8.81%	$268,135	0.30	%(c)	0.30%(c),(d)		2.06%	21.2%
12.34	5.56	254,001	0.30	(c)	0.30 (c)	,(d)	1.56	19.3
11.87	0.16	198,762	0.30	(c)	0.30 (c)	,(d)	1.25	20.1
12.03	6.89	168,562	0.31	(c)	0.31 (c)	,(d)	1.06	18.7
11.38	8.14	112,037	0.31	(c)	0.31 (c)	,(d)	0.96	27.0

17.01	29.06	292,975	0.91		–		1.37	42.8
13.42	0.36	243,997	0.91		–		1.77	56.8
13.68	(0.35)	273,300	0.88		–		1.80	48.2
14.08	(3.21)	429,194	0.86		–		1.64	62.1
14.87	18.40	501,094	0.87		–		1.78	79.5

17.14	28.79	1,868	1.16		–		1.10	42.8
13.52	0.11	1,362	1.16		–		1.50	56.8
13.78	(0.65)	1,360	1.13		–		1.47	48.2
14.19	(3.41)	1,266	1.11		–		1.38	62.1
14.97	18.18	1,458	1.12		–		1.61	79.5

26.08	21.08	572,629	0.50		–		2.26	15.9
23.20	15.72	525,829	0.50		–		2.54	17.1
21.67	(3.93)	513,126	0.49		–		2.54	10.7
23.12	12.80	599,407	0.48		–		2.57	11.6
21.00	27.30	630,542	0.48		–		2.83	18.0

25.87	20.77	27,469	0.75		–		2.00	15.9
23.03	15.43	24,197	0.75		–		2.29	17.1
21.52	(4.15)	23,215	0.74		–		2.29	10.7
22.96	12.46	25,491	0.73		–		2.32	11.6
20.87	27.02	24,810	0.73		–		2.58	18.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Excludes expense reimbursement from Manager.

See accompanying notes.

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Class 1 shares
2017	$9.98	$0.31	($0.12)	$0.19	($0.41)	$–	($0.41)
2016	10.16	0.33	(0.14)	0.19	(0.37)	–	(0.37)
2015	10.44	0.27	(0.19)	0.08	(0.35)	(0.01)	(0.36)
2014	10.33	0.27	0.25	0.52	(0.41)	–	(0.41)
2013	10.87	0.27	(0.39)	(0.12)	(0.42)	–	(0.42)
Class 2 shares
2017	9.98	0.28	(0.13)	0.15	(0.38)	–	(0.38)
2016	10.17	0.31	(0.15)	0.16	(0.35)	–	(0.35)
2015	10.45	0.25	(0.18)	0.07	(0.34)	(0.01)	(0.35)
2014	10.34	0.24	0.25	0.49	(0.38)	–	(0.38)
2013	10.88	0.25	(0.39)	(0.14)	(0.40)	–	(0.40)
INCOME ACCOUNT
Class 1 shares
2017	10.34	0.36	0.16	0.52	(0.47)	–	(0.47)
2016	10.24	0.38	0.21	0.59	(0.49)	–	(0.49)
2015	10.78	0.39	(0.46)	(0.07)	(0.47)	–	(0.47)
2014	10.68	0.43	0.16	0.59	(0.49)	–	(0.49)
2013	11.22	0.46	(0.43)	0.03	(0.57)	–	(0.57)
Class 2 shares
2017	10.30	0.34	0.16	0.50	(0.45)	–	(0.45)
2016	10.20	0.36	0.21	0.57	(0.47)	–	(0.47)
2015	10.73	0.36	(0.45)	(0.09)	(0.44)	–	(0.44)
2014	10.63	0.40	0.16	0.56	(0.46)	–	(0.46)
2013	11.17	0.43	(0.43)	–	(0.54)	–	(0.54)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net	Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$9.76	1.88%	$241,839	0.51%	3.09%	24.3%
9.98	1.80	247,620	0.51	3.25	25.8
10.16	0.79	286,659	0.51	2.61	21.9
10.44	5.08	314,509	0.51	2.56	19.1
10.33	(1.03)	379,351	0.51	2.58	45.3

9.75	1.50	2,302	0.76	2.83	24.3
9.98	1.54	2,307	0.76	3.02	25.8
10.17	0.67	1,837	0.76	2.37	21.9
10.45	4.75	916	0.76	2.31	19.1
10.34	(1.30)	931	0.76	2.33	45.3

10.39	5.12	220,194	0.51	3.47	8.7
10.34	5.72	228,874	0.51	3.66	8.1
10.24	(0.71)	254,751	0.51	3.62	12.6
10.78	5.55	275,597	0.51	3.95	16.6
10.68	0.40	269,330	0.51	4.22	12.8

10.35	4.87	2,869	0.76	3.22	8.7
10.30	5.52	2,695	0.76	3.40	8.1
10.20	(0.92)	2,445	0.76	3.38	12.6
10.73	5.26	3,036	0.76	3.71	16.6
10.63	0.10	3,390	0.76	3.97	12.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

			Net	Net Realized		Dividends	Total
		Net Asset Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning of	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
INTERNATIONAL EMERGING MARKETS ACCOUNT
Class 1 shares
2017		$13.94	$0.15	$5.53	$5.68	($0.22)	($0.22)	$19.40
2016		12.88	0.14	1.08	1.22	(0.16)	(0.16)	13.94
2015		15.21	0.17	(2.25)	(2.08)	(0.25)	(0.25)	12.88
2014		15.94	0.20	(0.78)	(0.58)	(0.15)	(0.15)	15.21
2013		17.14	0.19	(1.07)	(0.88)	(0.32)	(0.32)	15.94
Class 2 shares
2017		13.89	0.10	5.51	5.61	(0.21)	(0.21)	19.29
2016		12.86	0.12	1.06	1.18	(0.15)	(0.15)	13.89
2015	(e)	16.74	0.08	(3.71)	(3.63)	(0.25)	(0.25)	12.86
LARGECAP GROWTH ACCOUNT
Class 1 shares
2017		24.40	0.07	8.43	8.50	(0.11)	(0.11)	32.79
2016		25.79	0.11	(1.43)	(1.32)	(0.07)	(0.07)	24.40
2015		24.60	0.06	1.17	1.23	(0.04)	(0.04)	25.79
2014		22.26	0.03	2.44	2.47	(0.13)	(0.13)	24.60
2013		16.87	0.07	5.61	5.68	(0.29)	(0.29)	22.26
Class 2 shares
2017		24.29	(0.02)	8.40	8.38	(0.04)	(0.04)	32.63
2016		25.69	0.04	(1.42)	(1.38)	(0.02)	(0.02)	24.29
2015		24.53	–	1.16	1.16	–	–	25.69
2014		22.20	(0.03)	2.44	2.41	(0.08)	(0.08)	24.53
2013		16.83	0.02	5.59	5.61	(0.24)	(0.24)	22.20

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

		Net Assets, End of	Ratio of Expenses		Ratio of Net
Total		Period (in	to Average Net		Investment Income to	Portfolio
Return(b)		thousands)	Assets		Average Net Assets	Turnover Rate

40.84%		$114,735	1.35	%(c)	0.91%	98.6%
9.40	(d)	85,677	1.40	(c)	1.07	115.0
(13.81)		85,434	1.37		1.18	97.3
(3.75)		103,091	1.38		1.28	106.9
(5.03)		113,305	1.39		1.19	118.2

40.51		935	1.60	(c)	0.56	98.6
9.13	(d)	125	1.65	(c)	0.90	115.0
(21.81	) (f)	41	1.62	(g)	0.90 (g)	97.3	(g)

34.89		119,450	0.69		0.23	72.3
(5.13)		96,198	0.69		0.43	78.2
4.98		118,385	0.69		0.23	47.1
11.12		123,091	0.69		0.13	67.2
33.91		100,140	0.69		0.37	70.1

34.54		1,452	0.94		(0.06)	72.3
(5.38)		923	0.94		0.17	78.2
4.73		1,090	0.94		(0.01)	47.1
10.85		661	0.94		(0.11)	67.2
33.64	(h)	712	0.94		0.10	70.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	During 2016, the Account experienced a significant one-time gain of approximately $0.07/share as the result of a settlement in a litigation proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.
(e)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
LARGECAP GROWTH ACCOUNT I
Class 1 shares
2017		$24.55	$0.01	$8.13	$8.14	($0.01)	($1.50)	($1.51)
2016		26.33	0.01	0.34	0.35	–	(2.13)	(2.13)
2015		28.70	0.02	2.26	2.28	(0.07)	(4.58)	(4.65)
2014		32.58	0.03	2.46	2.49	(0.04)	(6.33)	(6.37)
2013		24.77	0.04	8.75	8.79	(0.11)	(0.87)	(0.98)
Class 2 shares
2017		24.46	(0.07)	8.10	8.03	–	(1.50)	(1.50)
2016		26.29	(0.05)	0.35	0.30	–	(2.13)	(2.13)
2015	(d)	30.30	(0.03)	0.67	0.64	(0.07)	(4.58)	(4.65)
LARGECAP S&P 500 INDEX ACCOUNT
Class 1 shares
2017		15.44	0.29	2.97	3.26	(0.29)	(0.35)	(0.64)
2016		14.41	0.29	1.36	1.65	(0.25)	(0.37)	(0.62)
2015		14.63	0.27	(0.09)	0.18	(0.22)	(0.18)	(0.40)
2014		13.38	0.24	1.51	1.75	(0.18)	(0.32)	(0.50)
2013		10.34	0.22	3.07	3.29	(0.15)	(0.10)	(0.25)
Class 2 shares
2017		15.38	0.25	2.95	3.20	(0.28)	(0.35)	(0.63)
2016		14.39	0.26	1.35	1.61	(0.25)	(0.37)	(0.62)
2015	(d)	15.07	0.17	(0.45)	(0.28)	(0.22)	(0.18)	(0.40)
LARGECAP S&P 500 MANAGED VOLATILITY INDEX ACCOUNT
Class 1 shares
2017		12.15	0.18	2.11	2.29	(0.18)	(0.84)	(1.02)
2016		11.27	0.19	0.96	1.15	(0.12)	(0.15)	(0.27)
2015		11.22	0.16	(0.07)	0.09	–	(0.04)	(0.04)
2014		10.46	0.14	1.09	1.23	(0.08)	(0.39)	(0.47)
2013	(g)	10.00	0.03	0.45	0.48	(0.02)	–	(0.02)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net
Value, End	Total		Period (in	to Average Net		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$31.18	33.71%		$302,147	0.75	%(c)	0.03%		36.2%
24.55	1.26		244,058	0.76	(c)	0.04		36.8
26.33	7.77		252,386	0.76	(c)	0.07		38.6
28.70	8.61		239,629	0.76	(c)	0.11		38.9
32.58	36.14		260,034	0.75	(c)	0.12		36.9

30.99	33.38		702	1.00	(c)	(0.25)		36.2
24.46	1.07		127	1.01	(c)	(0.21)		36.8
26.29	1.94	(e)	501	1.01 (c)	,(f)	(0.19	) (f)	38.6	(f)

18.06	21.49		2,563,986	0.25		1.71		3.0
15.44	11.59		2,262,283	0.25		1.96		6.4
14.41	1.14		2,033,459	0.25		1.82		6.3
14.63	13.29		1,863,035	0.25		1.74		2.8
13.38	32.04		1,490,352	0.25		1.81		7.4

17.95	21.20		3,234	0.50		1.46		3.0
15.38	11.30		766	0.50		1.74		6.4
14.39	(1.95	) (e)	161	0.50	(f)	1.78	(f)	6.3	(f)

13.42	19.55		222,026	0.46	(c)	1.40		3.0
12.15	10.33		198,548	0.46	(c)	1.63		4.8
11.27	0.83		161,654	0.47	(c)	1.46		5.5
11.22	11.77		97,236	0.49	(c)	1.29		24.6
10.46	4.85	(e)	7,339	0.49 (c)	,(f)	1.82	(f)	74.7	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from October 31, 2013 date operations commenced, through December 31, 2013.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
LARGECAP VALUE ACCOUNT
Class 1 shares
2017		$30.03	$0.51	$4.30	$4.81	($0.62)	($1.81)	($2.43)
2016		29.19	0.55	1.76	2.31	(0.56)	(0.91)	(1.47)
2015		33.80	0.53	(0.80)	(0.27)	(0.53)	(3.81)	(4.34)
2014		36.13	0.51	3.19	3.70	(0.80)	(5.23)	(6.03)
2013		28.33	0.53	8.11	8.64	(0.84)	–	(0.84)
Class 2 shares
2017		29.93	0.43	4.28	4.71	(0.60)	(1.81)	(2.41)
2016		29.14	0.45	1.78	2.23	(0.53)	(0.91)	(1.44)
2015	(d)	34.24	0.31	(1.07)	(0.76)	(0.53)	(3.81)	(4.34)
MIDCAP ACCOUNT
Class 1 shares
2017		50.96	0.19	12.48	12.67	(0.32)	(3.89)	(4.21)
2016		55.24	0.33	5.30	5.63	(0.24)	(9.67)	(9.91)
2015		60.79	0.22	1.19	1.41	(0.32)	(6.64)	(6.96)
2014		59.37	0.36	6.96	7.32	(0.32)	(5.58)	(5.90)
2013		47.20	0.28	15.31	15.59	(0.82)	(2.60)	(3.42)
Class 2 shares
2017		50.69	0.05	12.39	12.44	(0.19)	(3.89)	(4.08)
2016		54.97	0.20	5.27	5.47	(0.08)	(9.67)	(9.75)
2015		60.54	0.07	1.17	1.24	(0.17)	(6.64)	(6.81)
2014		59.16	0.21	6.93	7.14	(0.18)	(5.58)	(5.76)
2013		47.06	0.15	15.25	15.40	(0.70)	(2.60)	(3.30)
MULTI-ASSET INCOME ACCOUNT
Class 1 shares
2017		10.24	0.46	0.76	1.22	(0.19)	(0.03)	(0.22)
2016		9.72	0.66	0.11	0.77	(0.23)	(0.02)	(0.25)
2015	(h)	10.00	0.24	(0.52)	(0.28)	–	–	–
Class 2 shares
2017		10.20	0.49	0.71	1.20	(0.19)	(0.03)	(0.22)
2016		9.71	0.46	0.28	0.74	(0.23)	(0.02)	(0.25)
2015	(h)	10.00	0.23	(0.52)	(0.29)	–	–	–

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net		Portfolio
Value, End	Total		Period (in	to Average Net		Investment Income to		Turnover
of Period	Return(b)		thousands)	Assets		Average Net Assets		Rate

$32.41	16.83	%(c)	$150,184	0.61%		1.65%		109.8%
30.03	8.17		140,994	0.61		1.90		106.3
29.19	(1.09)		153,060	0.61		1.66		81.3
33.80	11.17		170,673	0.61		1.45		104.3
36.13	30.83		167,702	0.61		1.64		140.8

32.23	16.53		325	0.86		1.38		109.8
29.93	7.89		66	0.86		1.58		106.3
29.14	(2.52	) (e)	20	0.86	(f)	1.56	(f)	81.3	(f)

59.42	25.51		575,104	0.54		0.34		13.4
50.96	10.37		576,634	0.54		0.62		13.6
55.24	1.64		617,437	0.53		0.37		26.3
60.79	12.99		676,836	0.53		0.60		21.6
59.37	33.93		649,893	0.53		0.52		12.4

59.05	25.19	(c)	17,792	0.79		0.09		13.4
50.69	10.11		14,985	0.79		0.38		13.6
54.97	1.37		15,243	0.78		0.12		26.3
60.54	12.70		15,960	0.78		0.35		21.6
59.16	33.58		15,105	0.78		0.27		12.4

11.24	11.99		241	0.08	(g)	4.23		22.7
10.24	7.96		183	0.08	(g)	6.46		61.0
9.72	(2.80	) (e)	10	0.08 (f)	,(g)	5.67	(f)	0.0	(f)

11.18	11.84		26	0.33	(g)	4.56		22.7
10.20	7.65		10	0.33	(g)	4.57		61.0
9.71	(2.90	) (e)	10	0.33 (f)	,(g)	5.41	(f)	0.0	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(d)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.
(h)	Period from July 28, 2015 date operations commenced, through December 31, 2015.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset		Net Realized		Dividends	Distributions	Total
		Value,		and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Net Investment	Gain (Loss) on	Investment	Investment	Realized	and
		Period	Income (Loss)(a)	Investments	Operations	Income	Gains	Distributions
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2017		$23.94	$0.28	$4.66	$4.94	($0.34)	$–	($0.34)
2016		22.35	0.30	1.73	2.03	(0.26)	(0.18)	(0.44)
2015		22.31	0.30	0.20	0.50	(0.06)	(0.40)	(0.46)
2014		24.45	0.24	2.52	2.76	(0.81)	(4.09)	(4.90)
2013		23.75	0.30	6.63	6.93	(1.86)	(4.37)	(6.23)
Class 2 shares
2017		23.71	0.22	4.60	4.82	(0.28)	–	(0.28)
2016		22.14	0.24	1.72	1.96	(0.21)	(0.18)	(0.39)
2015		22.11	0.23	0.21	0.44	(0.01)	(0.40)	(0.41)
2014		24.27	0.18	2.50	2.68	(0.75)	(4.09)	(4.84)
2013		23.62	0.21	6.60	6.81	(1.79)	(4.37)	(6.16)
PRINCIPAL LIFETIME 2010 ACCOUNT
Class 1 shares
2017		12.48	0.34	1.07	1.41	(0.29)	(0.19)	(0.48)
2016		12.18	0.27	0.37	0.64	(0.27)	(0.07)	(0.34)
2015		12.60	0.25	(0.39)	(0.14)	(0.28)	–	(0.28)
2014		12.29	0.25	0.34	0.59	(0.28)	–	(0.28)
2013		11.36	0.27	0.94	1.21	(0.28)	–	(0.28)
PRINCIPAL LIFETIME 2020 ACCOUNT
Class 1 shares
2017		12.66	0.36	1.52	1.88	(0.27)	(0.16)	(0.43)
2016		12.64	0.26	0.47	0.73	(0.25)	(0.46)	(0.71)
2015		13.77	0.24	(0.37)	(0.13)	(0.36)	(0.64)	(1.00)
2014		13.62	0.33	0.44	0.77	(0.33)	(0.29)	(0.62)
2013		12.00	0.30	1.59	1.89	(0.27)	–	(0.27)
Class 2 shares
2017		12.62	0.86	0.98	1.84	(0.27)	(0.16)	(0.43)
2016		12.61	0.23	0.48	0.71	(0.24)	(0.46)	(0.70)
2015	(f)	14.26	0.27	(0.92)	(0.65)	(0.36)	(0.64)	(1.00)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net
Value, End	Total		Period (in	to Average Net		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$28.54	20.75%		$154,472	0.63%		1.07%		28.5%
23.94	9.11		147,193	0.63		1.31		33.7
22.35	2.18		154,732	0.64		1.33		22.1	(c)
22.31	12.45		33,190	0.66		1.02		8.6
24.45	32.65		32,077	0.65		1.18		6.7

28.25	20.46	(d)	8,526	0.88		0.83		28.5
23.71	8.85		7,420	0.88		1.06		33.7
22.14	1.94		7,517	0.89		1.05		22.1	(c)
22.11	12.19		6,891	0.91		0.77		8.6
24.27	32.27		6,362	0.90		0.85		6.7

13.41	11.42		41,836	0.01	(e)	2.57		21.7
12.48	5.25		42,641	0.02	(e)	2.16		28.9
12.18	(1.17)		41,132	0.04	(e)	2.00		24.6
12.60	4.81		47,312	0.04	(e)	2.02		41.3
12.29	10.81		48,775	0.04	(e)	2.25		36.5

14.11	15.00		197,935	0.00	(e)	2.64		23.6
12.66	5.76		186,646	0.01	(e)	2.03		17.7
12.64	(1.13)		190,987	0.03	(e)	1.79		27.6
13.77	5.75		211,470	0.03	(e)	2.40		31.9
13.62	15.97		227,985	0.03	(e)	2.35		49.6

14.03	14.70		674	0.25	(e)	6.24		23.6
12.62	5.56		26	0.26	(e)	1.83		17.7
12.61	(4.74	) (g)	25	0.28 (e)	,(h)	3.11	(h)	27.6	(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Portfolio turnover rate excludes approximately $1,237,000 of purchases from portfolio realignment from the acquisition of LargeCap Blend Account II.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(e)	Does not include expenses of the investment companies in which the Account invests.
(f)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
PRINCIPAL LIFETIME 2030 ACCOUNT
Class 1 shares
2017		$11.45	$0.34	$1.73	$2.07	($0.20)	($0.15)	($0.35)
2016		11.45	0.22	0.45	0.67	(0.19)	(0.48)	(0.67)
2015		12.34	0.20	(0.30)	(0.10)	(0.32)	(0.47)	(0.79)
2014		14.05	0.36	0.45	0.81	(0.31)	(2.21)	(2.52)
2013		12.10	0.32	1.95	2.27	(0.25)	(0.07)	(0.32)
Class 2 shares
2017		11.40	0.56	1.47	2.03	(0.20)	(0.15)	(0.35)
2016		11.43	0.27	0.37	0.64	(0.19)	(0.48)	(0.67)
2015	(d)	12.85	0.25	(0.88)	(0.63)	(0.32)	(0.47)	(0.79)
PRINCIPAL LIFETIME 2040 ACCOUNT
Class 1 shares
2017		13.52	0.36	2.41	2.77	(0.20)	(0.12)	(0.32)
2016		13.53	0.22	0.51	0.73	(0.20)	(0.54)	(0.74)
2015		14.50	0.22	(0.31)	(0.09)	(0.36)	(0.52)	(0.88)
2014		14.94	0.42	0.49	0.91	(0.31)	(1.04)	(1.35)
2013		12.39	0.35	2.41	2.76	(0.21)	–	(0.21)
Class 2 shares
2017		13.47	0.41	2.32	2.73	(0.20)	(0.12)	(0.32)
2016		13.51	0.45	0.24	0.69	(0.19)	(0.54)	(0.73)
2015	(d)	15.14	0.18	(0.93)	(0.75)	(0.36)	(0.52)	(0.88)
PRINCIPAL LIFETIME 2050 ACCOUNT
Class 1 shares
2017		13.06	0.32	2.55	2.87	(0.19)	(0.12)	(0.31)
2016		13.07	0.21	0.52	0.73	(0.18)	(0.56)	(0.74)
2015		14.18	0.20	(0.26)	(0.06)	(0.38)	(0.67)	(1.05)
2014		14.96	0.40	0.50	0.90	(0.34)	(1.34)	(1.68)
2013		12.28	0.34	2.55	2.89	(0.21)	–	(0.21)
Class 2 shares
2017		13.01	0.58	2.24	2.82	(0.18)	(0.12)	(0.30)
2016		13.05	0.31	0.37	0.68	(0.16)	(0.56)	(0.72)
2015	(d)	14.84	0.18	(0.92)	(0.74)	(0.38)	(0.67)	(1.05)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net
Value, End	Total		Period (in	to Average Net		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$13.17	18.26%		$152,469	0.01	%(c)	2.77%		31.0%
11.45	5.87		123,825	0.01	(c)	1.89		22.4
11.45	(1.05)		116,691	0.04	(c)	1.67		31.3
12.34	6.06		116,965	0.04	(c)	2.67		23.9
14.05	18.96		108,794	0.04	(c)	2.43		58.6

13.08	17.95		852	0.26	(c)	4.45		31.0
11.40	5.56		92	0.26	(c)	2.37		22.4
11.43	(5.14	) (e)	26	0.29 (c)	,(f)	3.22	(f)	31.3	(f)

15.97	20.68		63,759	0.01	(c)	2.43		28.3
13.52	5.45		49,980	0.02	(c)	1.68		30.4
13.53	(0.85)		45,261	0.04	(c)	1.52		24.2
14.50	6.21		42,304	0.05	(c)	2.83		21.1
14.94	22.42		36,934	0.05	(c)	2.55		67.2

15.88	20.41		377	0.26	(c)	2.74		28.3
13.47	5.16		131	0.27	(c)	3.34		30.4
13.51	(5.18	) (e)	10	0.29 (c)	,(f)	1.97	(f)	24.2	(f)

15.62	22.14		31,610	0.02	(c)	2.23		36.5
13.06	5.58		26,674	0.03	(c)	1.64		33.1
13.07	(0.69)		23,502	0.05	(c)	1.46		26.6
14.18	6.21		21,796	0.06	(c)	2.70		28.5
14.96	23.72		22,002	0.06	(c)	2.48		68.0

15.53	21.89		777	0.27	(c)	3.90		36.5
13.01	5.24		94	0.28	(c)	2.39		33.1
13.05	(5.25	) (e)	35	0.30 (c)	,(f)	2.03	(f)	26.6	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
PRINCIPAL LIFETIME 2060 ACCOUNT
Class 1 shares
2017		$11.88	$0.40	$2.29	$2.69	($0.12)	($0.07)	($0.19)
2016		11.75	0.18	0.46	0.64	(0.13)	(0.38)	(0.51)
2015		12.19	0.20	(0.28)	(0.08)	(0.15)	(0.21)	(0.36)
2014		11.58	0.39	0.25	0.64	(0.01)	(0.02)	(0.03)
2013	(e)	10.00	0.38	1.20	1.58	–	–	–
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
Class 1 shares
2017		11.40	0.30	0.69	0.99	(0.28)	–	(0.28)
2016		11.15	0.26	0.27	0.53	(0.28)	–	(0.28)
2015		11.51	0.25	(0.35)	(0.10)	(0.26)	–	(0.26)
2014		11.29	0.23	0.29	0.52	(0.30)	–	(0.30)
2013		11.04	0.26	0.29	0.55	(0.30)	–	(0.30)
REAL ESTATE SECURITIES ACCOUNT
Class 1 shares
2017		21.30	0.25	1.62	1.87	(0.39)	(2.16)	(2.55)
2016		22.20	0.31	1.09	1.40	(0.32)	(1.98)	(2.30)
2015		22.33	0.34	0.57	0.91	(0.34)	(0.70)	(1.04)
2014		17.08	0.29	5.28	5.57	(0.32)	–	(0.32)
2013		16.63	0.35	0.33	0.68	(0.23)	–	(0.23)
Class 2 shares
2017		21.36	0.19	1.64	1.83	(0.33)	(2.16)	(2.49)
2016		22.29	0.28	1.06	1.34	(0.29)	(1.98)	(2.27)
2015		22.45	0.34	0.53	0.87	(0.33)	(0.70)	(1.03)
2014		17.18	0.27	5.27	5.54	(0.27)	–	(0.27)
2013		16.72	0.30	0.34	0.64	(0.18)	–	(0.18)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to		Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets		Turnover Rate

$14.38	22.74%	$5,712	0.10%(c),(d)		2.98%		33.1%
11.88	5.52	2,644	0.10 (c)	,(d)	1.55		43.1
11.75	(0.75)	2,097	0.13 (c)	,(d)	1.65		30.3
12.19	5.58	825	0.13 (c)	,(d)	3.28		43.2
11.58	15.80 (f)	28	0.13 (c)	,(d),(g)	5.31	(g)	79.4	(g)

12.11	8.76	24,630	0.02	(d)	2.56		20.0
11.40	4.77	24,741	0.03	(d)	2.29		28.5
11.15	(0.95)	24,452	0.05	(d)	2.21		24.4
11.51	4.57	30,016	0.05	(d)	2.01		39.8
11.29	5.11	31,164	0.05	(d)	2.35		25.1

20.62	9.19	154,615	0.89		1.19		19.6
21.30	5.85	158,760	0.89		1.38		31.3
22.20	4.21	159,292	0.89		1.54		22.8
22.33	32.82	166,701	0.89		1.48		15.7
17.08	4.10	128,601	0.89		1.96		22.1

20.70	8.94	2,830	1.14		0.89		19.6
21.36	5.53	4,215	1.14		1.26		31.3
22.29	4.00	1,994	1.14		1.56		22.8
22.45	32.44	492	1.14		1.37		15.7
17.18	3.87	271	1.14		1.72		22.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Account invests.
(e)	Period from May 1, 2013 date operations commenced, through December 31, 2013.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM BALANCED PORTFOLIO
Class 1 shares
2017	$14.44	$0.45	$1.71	$2.16	($0.34)	($0.37)	($0.71)
2016	14.69	0.30	0.70	1.00	(0.32)	(0.93)	(1.25)
2015	16.51	0.30	(0.38)	(0.08)	(0.49)	(1.25)	(1.74)
2014	18.53	0.47	0.73	1.20	(0.52)	(2.70)	(3.22)
2013	16.33	0.47	2.37	2.84	(0.43)	(0.21)	(0.64)
Class 2 shares
2017	14.30	0.42	1.67	2.09	(0.30)	(0.37)	(0.67)
2016	14.55	0.27	0.69	0.96	(0.28)	(0.93)	(1.21)
2015	16.37	0.26	(0.38)	(0.12)	(0.45)	(1.25)	(1.70)
2014	18.39	0.43	0.73	1.16	(0.48)	(2.70)	(3.18)
2013	16.22	0.41	2.35	2.76	(0.38)	(0.21)	(0.59)
SAM CONSERVATIVE BALANCED PORTFOLIO
Class 1 shares
2017	11.50	0.38	0.92	1.30	(0.34)	(0.13)	(0.47)
2016	11.52	0.31	0.42	0.73	(0.30)	(0.45)	(0.75)
2015	12.60	0.29	(0.36)	(0.07)	(0.41)	(0.60)	(1.01)
2014	13.39	0.41	0.40	0.81	(0.42)	(1.18)	(1.60)
2013	12.49	0.40	1.00	1.40	(0.37)	(0.13)	(0.50)
Class 2 shares
2017	11.38	0.36	0.89	1.25	(0.31)	(0.13)	(0.44)
2016	11.41	0.27	0.42	0.69	(0.27)	(0.45)	(0.72)
2015	12.48	0.27	(0.36)	(0.09)	(0.38)	(0.60)	(0.98)
2014	13.28	0.38	0.38	0.76	(0.38)	(1.18)	(1.56)
2013	12.39	0.36	1.00	1.36	(0.34)	(0.13)	(0.47)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$15.89	15.21%	$678,409	0.23	%(c)	2.92%	27.4%
14.44	6.82	672,562	0.23	(c)	2.07	16.5
14.69	(0.81)	732,937	0.23	(c)	1.88	26.1
16.51	6.82	826,908	0.23	(c)	2.64	16.4
18.53	17.68	913,823	0.23	(c)	2.68	46.7

15.72	14.88	110,129	0.48	(c)	2.77	27.4
14.30	6.62	97,047	0.48	(c)	1.88	16.5
14.55	(1.08)	96,511	0.48	(c)	1.66	26.1
16.37	6.59	99,852	0.48	(c)	2.44	16.4
18.39	17.32	102,716	0.48	(c)	2.37	46.7

12.33	11.46	178,523	0.23	(c)	3.16	26.3
11.50	6.37	183,830	0.23	(c)	2.64	19.8
11.52	(0.78)	193,585	0.23	(c)	2.38	28.2
12.60	6.22	206,621	0.23	(c)	3.10	21.2
13.39	11.53	212,247	0.23	(c)	3.10	35.6

12.19	11.14	20,541	0.48	(c)	3.06	26.3
11.38	6.08	17,477	0.48	(c)	2.39	19.8
11.41	(0.93)	17,774	0.48	(c)	2.19	28.2
12.48	5.92	16,731	0.48	(c)	2.87	21.2
13.28	11.25	16,140	0.48	(c)	2.77	35.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM CONSERVATIVE GROWTH PORTFOLIO
Class 1 shares
2017	$17.22	$0.54	$2.82	$3.36	($0.30)	($0.42)	($0.72)
2016	17.22	0.30	0.90	1.20	(0.26)	(0.94)	(1.20)
2015	19.02	0.26	(0.41)	(0.15)	(0.43)	(1.22)	(1.65)
2014	20.60	0.48	0.97	1.45	(0.39)	(2.64)	(3.03)
2013	17.04	0.40	3.50	3.90	(0.34)	–	(0.34)
Class 2 shares
2017	17.01	0.49	2.78	3.27	(0.26)	(0.42)	(0.68)
2016	17.02	0.25	0.89	1.14	(0.21)	(0.94)	(1.15)
2015	18.82	0.21	(0.40)	(0.19)	(0.39)	(1.22)	(1.61)
2014	20.42	0.42	0.97	1.39	(0.35)	(2.64)	(2.99)
2013	16.89	0.34	3.49	3.83	(0.30)	–	(0.30)
SAM FLEXIBLE INCOME PORTFOLIO
Class 1 shares
2017	12.45	0.47	0.56	1.03	(0.44)	(0.09)	(0.53)
2016	12.27	0.42	0.44	0.86	(0.43)	(0.25)	(0.68)
2015	13.22	0.40	(0.56)	(0.16)	(0.47)	(0.32)	(0.79)
2014	13.72	0.49	0.33	0.82	(0.52)	(0.80)	(1.32)
2013	13.38	0.49	0.51	1.00	(0.48)	(0.18)	(0.66)
Class 2 shares
2017	12.34	0.45	0.54	0.99	(0.41)	(0.09)	(0.50)
2016	12.17	0.38	0.44	0.82	(0.40)	(0.25)	(0.65)
2015	13.12	0.37	(0.56)	(0.19)	(0.44)	(0.32)	(0.76)
2014	13.62	0.45	0.33	0.78	(0.48)	(0.80)	(1.28)
2013	13.29	0.46	0.50	0.96	(0.45)	(0.18)	(0.63)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$19.86	19.78%	$220,054	0.23	%(c)	2.88%	35.1%
17.22	7.00	194,284	0.23	(c)	1.73	25.5
17.22	(1.09)	193,966	0.23	(c)	1.40	29.1
19.02	7.43	198,465	0.23	(c)	2.40	19.4
20.60	23.07	179,850	0.23	(c)	2.10	48.5

19.60	19.46	127,079	0.48	(c)	2.68	35.1
17.01	6.76	108,247	0.48	(c)	1.49	25.5
17.02	(1.34)	103,771	0.48	(c)	1.17	29.1
18.82	7.14	102,757	0.48	(c)	2.11	19.4
20.42	22.82	99,013	0.48	(c)	1.82	48.5

12.95	8.41	194,742	0.23	(c)	3.69	29.3
12.45	7.04	196,393	0.23	(c)	3.32	17.1
12.27	(1.31)	200,828	0.23	(c)	3.05	25.2
13.22	6.03	215,309	0.23	(c)	3.55	18.8
13.72	7.75	214,572	0.23	(c)	3.57	29.7

12.83	8.13	23,003	0.48	(c)	3.57	29.3
12.34	6.73	20,085	0.48	(c)	3.06	17.1
12.17	(1.55)	21,108	0.48	(c)	2.85	25.2
13.12	5.80	19,836	0.48	(c)	3.27	18.8
13.62	7.46	19,464	0.48	(c)	3.36	29.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM STRATEGIC GROWTH PORTFOLIO
Class 1 shares
2017	$18.54	$0.51	$3.54	$4.05	($0.30)	($0.57)	($0.87)
2016	18.70	0.30	0.85	1.15	(0.28)	(1.03)	(1.31)
2015	21.00	0.29	(0.56)	(0.27)	(0.47)	(1.56)	(2.03)
2014	23.55	0.56	1.33	1.89	(0.38)	(4.06)	(4.44)
2013	18.74	0.40	4.70	5.10	(0.29)	–	(0.29)
Class 2 shares
2017	18.33	0.47	3.48	3.95	(0.25)	(0.57)	(0.82)
2016	18.50	0.26	0.83	1.09	(0.23)	(1.03)	(1.26)
2015	20.80	0.24	(0.55)	(0.31)	(0.43)	(1.56)	(1.99)
2014	23.38	0.49	1.32	1.81	(0.33)	(4.06)	(4.39)
2013	18.61	0.33	4.68	5.01	(0.24)	–	(0.24)
SHORT-TERM INCOME ACCOUNT
Class 1 shares
2017	2.54	0.05	0.01	0.06	(0.05)	–	(0.05)
2016	2.54	0.05	–	0.05	(0.05)	–	(0.05)
2015	2.59	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014	2.59	0.05	(0.01)	0.04	(0.04)	–	(0.04)
2013	2.61	0.04	(0.01)	0.03	(0.05)	–	(0.05)
Class 2 shares
2017	2.53	0.05	0.01	0.06	(0.05)	–	(0.05)
2016	2.53	0.04	0.01	0.05	(0.05)	–	(0.05)
2015	2.58	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014	2.59	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2013	2.60	0.04	(0.01)	0.03	(0.04)	–	(0.04)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$21.72	22.22%	$163,861	0.23	%(c)	2.50%	37.7%
18.54	6.15	145,083	0.23	(c)	1.61	23.4
18.70	(1.62)	142,227	0.23	(c)	1.45	37.9
21.00	8.68	138,863	0.23	(c)	2.50	20.4
23.55	27.40	121,049	0.23	(c)	1.89	62.5

21.46	21.95	126,632	0.48	(c)	2.33	37.7
18.33	5.90	103,870	0.48	(c)	1.41	23.4
18.50	(1.87)	95,775	0.48	(c)	1.19	37.9
20.80	8.35	96,446	0.48	(c)	2.21	20.4
23.38	27.09	87,689	0.48	(c)	1.57	62.5

2.55	2.39	158,446	0.50	(d)	2.01	67.3
2.54	2.14	170,538	0.50	(d)	1.91	48.6
2.54	0.71	160,833	0.49	(d)	1.63	57.0
2.59	1.73	267,674	0.49	(d)	1.74	54.3
2.59	1.14	256,561	0.48	(d)	1.65	54.7

2.54	1.78 (e)	2,300	0.75	(d)	1.78	67.3
2.53	2.01	2,072	0.75	(d)	1.65	48.6
2.53	0.59	1,485	0.74	(d)	1.39	57.0
2.58	1.02	913	0.74	(d)	1.49	54.3
2.59	1.25	838	0.73	(d)	1.40	54.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SMALLCAP ACCOUNT
Class 1 shares
2017		$15.21	$0.06	$1.89	$1.95	($0.06)	$–	($0.06)
2016		13.55	0.15	2.15	2.30	(0.04)	(0.60)	(0.64)
2015		13.99	0.05	(0.03)	0.02	(0.01)	(0.45)	(0.46)
2014		13.79	0.02	0.64	0.66	(0.05)	(0.41)	(0.46)
2013		9.36	0.04	4.43	4.47	(0.04)	–	(0.04)
Class 2 shares
2017		15.17	0.02	1.87	1.89	(0.02)	–	(0.02)
2016		13.52	0.11	2.15	2.26	(0.01)	(0.60)	(0.61)
2015	(d)	14.49	0.02	(0.53)	(0.51)	(0.01)	(0.45)	(0.46)

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net
Value, End	Total		Period (in	to Average Net		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$17.10	12.87%		$208,669	0.83%		0.37%		64.1%
15.21	17.39		209,911	0.83		1.08		57.1
13.55	(0.10)		205,344	0.83		0.33		63.3
13.99	4.89		64,682	0.87		0.16		67.0
13.79	47.81		64,785	0.87		0.38		78.1

17.04	12.57	(c)	5,371	1.08		0.12		64.1
15.17	17.15		4,938	1.08		0.80		57.1
13.52	(3.76	) (e)	4,523	1.08	(f)	0.13	(f)	63.3	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(d)	Period from February 17, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of
Principal Variable Contracts Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Principal Variable Contracts Funds, Inc. (the “Fund”) (comprising, Bond Market Index Account, Core Plus Bond Account, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Balanced Volatility Control Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Growth Volatility Control Account, Diversified Income Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap S&P 500 Index Managed Volatility Account, LargeCap Value Account, MidCap Account, Multi-Asset Income Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime 2060 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and SmallCap Account (collectively referred to as the “Accounts”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Accounts comprising the Fund at December 31, 2017, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Accounts comprising the Fund	Statement of	Statements of	Financial highlights
	operations	changes in net
assets
Bond Market Index Account	For the year	For each of the	For each of the five
Core Plus Bond Account	ended December	two years in the	years in the period
Diversified Balanced Account	31, 2017	period ended	ended December 31,
Diversified Growth Account		December 31,	2017
Diversified Income Account		2017
Diversified International Account
Equity Income Account
Government & High Quality Bond Account
Income Account
International Emerging Markets Account
LargeCap Growth Account
LargeCap Growth Account I
LargeCap S&P 500 Index Account
LargeCap Value Account
MidCap Account
Principal Capital Appreciation Account
Principal LifeTime 2010 Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Principal LifeTime Strategic Income Account
Real Estate Securities Account
SAM Balanced Portfolio
SAM Conservative Balanced Portfolio
SAM Conservative Growth Portfolio
SAM Flexible Income Portfolio
SAM Strategic Growth Portfolio
Short-Term Income Account
SmallCap Account
Principal LifeTime 2060 Account	For the year	For each of the	For each of the four
	ended December	two years in the	years in the period
	31, 2017	period ended	ended December 31,
		December 31,	2017 and the period
		2017	from May 1, 2013
(commencement of
operations) through
December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Accounts comprising the Fund	Statement of	Statements of	Financial highlights
	operations	changes in net
assets
Diversified Balanced Managed Volatility Account	For the year	For each of the	For each of the four
Diversified Growth Managed Volatility Account	ended December	two years in the	years in the period
LargeCap S&P 500 Managed Volatility Index Account	31, 2017	period ended	ended December 31,
		December 31,	2017 and the period
		2017	from October 31,
2013
(commencement of
operations) through
December 31, 2013
Multi-Asset Income Account	For the year	For each of the	For each of the two
	ended December	two years in the	years in the period
	31, 2017	period ended	ended December 31,
		December 31,	2017 and the period
		2017	from July 28, 2015
(commencement of
operations) through
December 31, 2015
Diversified Balanced Volatility Control Account	For the period from March 30, 2017 (commencement of
Diversified Growth Volatility Control Account	operations) through December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on each of the Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Principal investment companies since 1969.

Minneapolis, Minnesota

February 20, 2018

See accompanying notes.

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Multi-Asset Income Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime 2060 Account, Principal LifeTime Strategic Income Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each account’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
		Ending	During Period
	Beginning Account	Account Value	July 1, 2017	Annualized
	Value July 1, 2017	December 31, 2017	to December 31, 2017(a)	Expense Ratio
Bond Market Index Account Class 1
Actual	$1,000.00	$1,010.96	$1.01	0.20%
Hypothetical	1,000.00	1,024.20	1.02	0.20

Core Plus Bond Account Class 1
Actual	1,000.00	1,017.94	2.34	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46

Core Plus Bond Account Class 2
Actual	1,000.00	1,016.68	3.61	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71

Diversified Balanced Account Class 1
Actual	1,000.00	1,058.26	0.26	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05

Diversified Balanced Account Class 2
Actual	1,000.00	1,057.01	1.56	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

Diversified Balanced Managed Volatility Account Class 2
Actual	1,000.00	1,054.72	1.55	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

Diversified Balanced Volatility Control Account Class 2
Actual	1,000.00	1,057.73	2.02	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2017 (unaudited)

			Expenses Paid
		Ending	During Period
	Beginning Account	Account Value	July 1, 2017	Annualized
	Value July 1, 2017	December 31, 2017	to December 31, 2017(a)	Expense Ratio

Diversified Growth Account Class 2
Actual	1,000.00	1,071.44	1.57	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

Diversified Growth Managed Volatility Account Class 2
Actual	1,000.00	1,067.29	1.56	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

Diversified Growth Volatility Control Account Class 2
Actual	1,000.00	1,071.29	1.98	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38

Diversified Income Account Class 2
Actual	1,000.00	1,042.49	1.54	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

Diversified International Account Class 1
Actual	1,000.00	1,113.83	4.85	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91

Diversified International Account Class 2
Actual	1,000.00	1,112.64	6.18	1.16
Hypothetical	1,000.00	1,019.36	5.90	1.16

Equity Income Account Class 1
Actual	1,000.00	1,120.90	2.67	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Equity Income Account Class 2
Actual	1,000.00	1,119.67	4.01	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Government & High Quality Bond Account Class 1
Actual	1,000.00	1,006.67	2.58	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Government & High Quality Bond Account Class 2
Actual	1,000.00	1,004.96	3.84	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

Income Account Class 1
Actual	1,000.00	1,021.52	2.60	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Income Account Class 2
Actual	1,000.00	1,020.96	3.87	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

International Emerging Markets Account Class 1
Actual	1,000.00	1,174.90	7.40	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35

International Emerging Markets Account Class 2
Actual	1,000.00	1,173.60	8.77	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60

LargeCap Growth Account I Class 1
Actual	1,000.00	1,142.57	4.05	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

LargeCap Growth Account I Class 2
Actual	1,000.00	1,141.12	5.40	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

LargeCap Growth Account Class 1
Actual	1,000.00	1,159.71	3.76	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2017 (unaudited)

			Expenses Paid
		Ending	During Period
	Beginning Account	Account Value	July 1, 2017	Annualized
	Value July 1, 2017	December 31, 2017	to December 31, 2017(a)	Expense Ratio

LargeCap Growth Account Class 2
Actual	1,000.00	1,158.45	5.11	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94

LargeCap S&P 500 Index Account Class 1
Actual	1,000.00	1,112.56	1.33	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

LargeCap S&P 500 Index Account Class 2
Actual	1,000.00	1,111.52	2.66	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

LargeCap S&P 500 Managed Volatility Index
Account Class 1
Actual	1,000.00	1,104.63	2.44	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46

LargeCap Value Account Class 1
Actual	1,000.00	1,115.92	3.25	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61

LargeCap Value Account Class 2
Actual	1,000.00	1,114.32	4.58	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86

MidCap Account Class 1
Actual	1,000.00	1,111.03	2.87	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54

MidCap Account Class 2
Actual	1,000.00	1,109.64	4.20	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

Multi-Asset Income Account Class 1
Actual	1,000.00	1,051.15	0.41	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08

Multi-Asset Income Account Class 2
Actual	1,000.00	1,050.44	1.71	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33

Principal Capital Appreciation Account Class 1
Actual	1,000.00	1,112.27	3.35	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

Principal Capital Appreciation Account Class 2
Actual	1,000.00	1,110.89	4.68	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88

Principal LifeTime 2010 Account Class 1
Actual	1,000.00	1,052.63	0.05	0.01
Hypothetical	1,000.00	1,025.16	0.05	0.01

Principal LifeTime 2020 Account Class 1
Actual	1,000.00	1,070.56	–	–
Hypothetical	1,000.00	1,025.00	–	–

Principal LifeTime 2020 Account Class 2
Actual	1,000.00	1,069.10	1.30	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Principal LifeTime 2030 Account Class 1
Actual	1,000.00	1,086.73	0.05	0.01
Hypothetical	1,000.00	1,025.16	0.05	0.01

Principal LifeTime 2030 Account Class 2
Actual	1,000.00	1,085.29	1.37	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2017 (unaudited)

			Expenses Paid
		Ending	During Period
	Beginning Account	Account Value	July 1, 2017	Annualized
	Value July 1, 2017	December 31, 2017	to December 31, 2017(a)	Expense Ratio
Principal LifeTime 2040 Account Class 1
Actual	1,000.00	1,098.68	0.05	0.01
Hypothetical	1,000.00	1,025.16	0.05	0.01

Principal LifeTime 2040 Account Class 2
Actual	1,000.00	1,097.39	1.37	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26

Principal LifeTime 2050 Account Class 1
Actual	1,000.00	1,106.16	0.11	0.02
Hypothetical	1,000.00	1,025.10	0.10	0.02

Principal LifeTime 2050 Account Class 2
Actual	1,000.00	1,104.31	1.43	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27

Principal LifeTime 2060 Account Class 1
Actual	1,000.00	1,108.00	0.53	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10

Principal LifeTime Strategic Income Account Class 1
Actual	1,000.00	1,040.15	0.10	0.02
Hypothetical	1,000.00	1,025.10	0.10	0.02

Real Estate Securities Account Class 1
Actual	1,000.00	1,050.49	4.60	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Real Estate Securities Account Class 2
Actual	1,000.00	1,049.61	5.89	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

SAM Balanced Portfolio Class 1
Actual	1,000.00	1,074.69	1.20	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Balanced Portfolio Class 2
Actual	1,000.00	1,073.68	2.51	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	1,054.95	1.19	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	1,054.01	2.49	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	1,097.69	1.22	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	1,096.62	2.54	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Flexible Income Portfolio Class 1
Actual	1,000.00	1,040.63	1.18	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Flexible Income Portfolio Class 2
Actual	1,000.00	1,038.41	2.47	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	1,108.59	1.22	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	1,107.66	2.55	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2017 (unaudited)

			Expenses Paid
		Ending	During Period
	Beginning Account	Account Value	July 1, 2017	Annualized
	Value July 1, 2017	December 31, 2017	to December 31, 2017(a)	Expense Ratio

Short-Term Income Account Class 1
Actual	1,000.00	1,007.98	2.53	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Short-Term Income Account Class 2
Actual	1,000.00	1,001.95	3.78	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

SmallCap Account Class 1
Actual	1,000.00	1,101.17	4.40	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83

SmallCap Account Class 2
Actual	1,000.00	1,100.29	5.72	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	134	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948
Leroy T. Barnes, Jr.	Retired.	134	McClatchy
Director since 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.
Craig Damos	President, The Damos Company	134	Hardin Construction
Director since 2008
Member, Audit Committee
Member, 15(c) Committee
1954
Mark A. Grimmett	Formerly, Executive Vice	134	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960
Fritz S. Hirsch	Formerly, CEO, MAM USA	134	Focus Products Group;
Director since 2005			MAM USA
Member, Operations Committee
Member, 15(c) Committee
1951
Tao Huang	Retired.	134	Armstrong World
Director since March 2012			Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962
Karen (“Karrie”) McMillan	Managing Director, Patomak	134	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute
Elizabeth A. Nickels	Formerly, Executive Director,	134	Charlotte Russe; Follet
Director since 2015	Herman Miller Foundation;		Corporation; PetSmart;
Member, Audit Committee	Formerly President, Herman		SpartanNash; Spectrum
1962	Miller Healthcare		Health Systems

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	134	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Executive Director – Funds, Principal Global
Member, Executive Committee	Investors, LLC (“PGI”) since 2017
1961	Director, PGI since 2017
Director, PFD since 2015
Vice President/Mutual Funds and Broker
Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (“PMC”) (2006-2015)
President & Chief Executive Officer,
PMC (2015-2017)
Executive Vice President/Chief Operating
Officer, PMC (2008-2015)
Chair, PMC (2015-2017)
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Finisterre Capital LLP since 2011	134	None
Director since 2008	Director, Origin Asset Management
Chair	LLP since 2011
Member, Executive Committee	Chairman, Principal Financial
1959	Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Senior Vice President/Retirement and
Income Solutions (“RIS”), PLIC (2008-2015)
President/RIS, PLIC since 2015
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)

Patrick Halter	Director, Morley Capital Management, Inc.	134	None
Director since 2017	(“Morley”) since 2017
Member, Executive Committee	Chair, Post Advisory Group, LLC (“Post”)
1959	since 2017
Chief Operating Officer, PGI since 2017
Director, PGI since 2003
Chair, PREI since 2004
Chief Executive Officer, PREI since 2005
Chair, Spectrum since 2017

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA 50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1955

Jennifer A. Block	Assistant Counsel (2010-2017)
Vice President, Counsel and Assistant	Counsel, PFD (2009-2013)
Secretary	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2009-2013, 2014-2017)
1973	Counsel, PSI (2009-2013)
Counsel, PSS (2009-2013)

Tracy Bollin	Managing Director, PGI since 2016
Chief Financial Officer	Chief Operating Officer, PMC (2015-2017)
Des Moines, IA 50392	Chief Financial Officer, PFA (2010-2015)
1970	Senior Vice President, PFD since 2015
Chief Financial Officer, PFD (2010-2016)
Senior Vice President, PMC (2015–2017)
Chief Financial Officer, PMC (2010-2015)
Director, PMC (2014–2017)
Chief Financial Officer, PSI (2010-2015)
Director, PSS since 2014
President, PSS since 2015
Chief Financial Officer, PSS (2010-2015)

Ashley Fuhrmeister	Council, PLIC since 2017
Assistant Counsel	Prior thereto, Attorney in Private Practice
Des Moines, IA 50392
1982
Gina L. Graham	Vice President/Treasurer, PFA since 2016
Treasurer	Vice President/Treasurer, PFD since 2016
Des Moines, IA 50392	Vice President/Treasurer, PGI since 2016
1965	Vice President/Treasurer, PLIC since 2016
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016
Vice President/Treasurer, PSI since 2016
Vice President/Treasurer, PSS since 2016

Layne A. Rasmussen	Vice President/Controller, PMC
Vice President
Des Moines, IA 50392
1958

Sara L. Reece	Director - Accounting, PLIC since 2015
Vice President and Controller	Assistant Financial Controller, PLIC prior to 2015
Des Moines, IA 50392
1975

Greg Reymann	Assistant General Counsel, PLIC since 2014
Assistant Counsel	Assistant General Counsel, PMC(2015-2017)
Des Moines, IA 50392	VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset
1958	Management, Inc. (“TAM”) (2010-2012)
Assistant General Counsel, Transamerica Asset Management Group
(2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Teri R. Root	Deputy Chief Compliance Officer, PGI since 2017
Interim Chief Compliance Officer	Vice President and Chief Compliance Officer, PMC (2015–2017)
Des Moines, IA 50392	Compliance Officer, PMC (2010-2013)
1979	Vice President, PSS since 2015

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel and Assistant	Prior thereto, Attorney in Private Practice
Secretary
Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2007-2013, 2014-2017)
1972	Counsel, PSI (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC since 2014
Director – Treasury, PLIC (2007-2014)
Director – Treasury, PMC (2003-2013)
Assistant Vice President/Treasury, PMC (2013-2017)
Assistant Vice President/Treasury, PSI since 2013
Director – Treasury, PSI (2011-2013)
Assistant Vice President/Treasury, PSS since 2013
Director – Treasury, PSS (2007-2013)

Beth Wilson	Director and Secretary – Funds, PLIC
Vice President and Secretary	Vice President, PMC (2007-2013)
Des Moines, IA 50392
1956

Clint Woods	Vice President, Associate General Counsel, Governance Officer, and
Vice President and Of Counsel	Assistant Corporate Secretary, PLIC since 2015
Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, and Governance
1961	Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)
Jared Yepsen	Counsel, PGI since 2017
Assistant Tax Counsel	Counsel, PLIC since 2015
Des Moines, IA 50392	Senior Attorney, Transamerica Life Insurance Company (TLIC)
1981	(2013-2015)
Attorney, TLIC (2010-2013)

The 15(c) Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials.

The Audit Committee’s primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board.

The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law; 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval.

The Nominating and Governance Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The nominating functions of the Committee include selecting and nominating all candidates who are not “interested persons” of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 711 High Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Funds Complex, communications with the Fund Complex’s shareholders, and review and oversight of the Fund Complex’s operations.

Additional information about the Fund is available in the Prospectus dated May 1, 2017, and the Statement of Additional Information dated May 1, 2017. These documents may be obtained free of charge by writing Principal Variable Contracts Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalFunds.com/prospectuses-pvc.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) approved the renewal of the Management Agreement and various subadvisory agreements for all Funds.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 12, 2017 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between the Principal Global Investors, LLC (“PGI” or the “Manager”) and PVC, on behalf of each of the thirty-six (37) series of PVC (each series is referred to as a “Fund”); and (2) the Subadvisory Agreements between the Manager and each of Brown Advisory, LLC; Columbus Circle Investors (“CCI”); Mellon Capital Management Corporation; Principal Real Estate Investors, LLC (“Principal-REI”); Spectrum Asset Management Inc. (“Spectrum”) and T. Rowe Price Associates, Inc. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

On May 1, 2017, each of Principal Management Corporation (“PMC”) and Edge Asset Management Inc. (“Edge”), each an affiliate of PGI, merged with and into PGI. Prior to May 1, 2017, PMC served as the investment advisor to the Funds and PGI and Edge served as subadvisors to certain of the Funds. References herein to the “Manager” mean PMC for periods prior to May 1, 2017 and PGI for periods on and after May 1, 2017.

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of the services provided under the Management Agreements, including administrative services. The Board considered the experience and skills of senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Management Agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreements. The Board also considered that, during the periods reviewed, the Manager had delegated day-to-day portfolio management responsibility for certain Funds to the Subadvisors. The Board noted that the Manager’s process for the selection of subadvisors emphasizes the selection of Principal-affiliated subadvisors that are determined to be qualified under the Manager’s due diligence process, but that the Manager will select an unaffiliated subadvisor to manage all or a portion of a Fund’s portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s investment mandate and available expertise and resources within the Principal organization. With respect to Funds with unaffiliated Subadvisors, the Board considered the due diligence process developed by the Manager for purposes of selecting a qualified unaffiliated subadvisor for a Fund. The Board considered the Manager’s due diligence process for monitoring and replacing Subadvisors. The Board also considered the compliance program established by the Manager for the Funds and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and included those findings in their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under each Management Agreement were satisfactory.

The Board considered the nature, quality and extent of the services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisors to the Funds under the Subadvisory Agreements are satisfactory

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods, reviewing both the investment return during the three-year period ended March 31, 2017 and the blended investment return (50%/50%) of the three- and five-year periods ended March 31, 2017, and compared those returns to various agreed-upon performance measures, including, for all Funds, other than any Funds without a one-year performance history, peer-group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year performance history, the Board reviewed performance for a one-year or three-year period ended March 31, 2017, respectively, if available. The Board also compared each Fund’s investment performance over the one-, three- and five-year periods ended March 31, 2017, as available, to one or more relevant benchmark indices. The Board noted that certain Funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were certain Funds, and certain Subadvisors for multi-manager Funds, that had not attained during the relevant period(s) a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund or Subadvisor and/or remedial efforts being taken to improve performance. The Board considered the Manager’s due diligence process for evaluating performance applied to all Funds and all Subadvisors, for which they received regular reporting, and concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisors at the appropriate time, if necessary.

As to each subadvised Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable. Based upon all relevant factors, the Board concluded that each Subadvisor is qualified and that either: (1) the investment performance of the Subadvisor met acceptable levels of investment performance; or (2) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances or in light of remedial efforts being taken to improve performance, as applicable, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fee. For each Fund, the Board received certain information from Broadridge. For Funds, the Board received information comparing each Fund’s (1) contractual management fee at current asset levels and at theoretical asset levels, (2) actual (after any fee waivers) management fee at average fiscal-year asset levels, (3) actual non-management fees at average fiscal-year asset levels, and (4) actual total expense ratio (including, as applicable, acquired fund fees and expenses) at average fiscal-year asset levels for Class 1 shares, in each case as available, to investment advisory fees and expense ratios of funds in a peer group selected by Broadridge, and reviewed by the 15(c) Committee (“Expense Group”), and, if available, a broad-based, industry category defined by Broadridge (“Expense Universe”). For Funds that did not offer Class 1 shares, the information provided was based upon Class 2 shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and other funds and non-fund accounts managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability, the existence and sharing of economies of scale and expense caps and fee waivers. In reviewing the fees of other accounts managed by the Manager, the Board considered information provided by the Manager regarding differences between the services provided to the Funds and the services provided to such other accounts. For most Funds, actual management fees were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. Discussion is set forth below regarding specific factors relevant to the Board’ review of certain other Funds.

For each of the SAM Portfolios, the Board considered information from management about the Manager’s unique strategic and tactical asset allocation processes employed in the management of the Fund. The Board considered the new contractual management fee waivers for all share classes of the SAM Balanced Portfolio, the SAM Conservative Balanced Portfolio, the SAM Conservative Growth Portfolio and the SAM Strategic Growth Portfolio, to be effective from January 1, 2018 through April 30, 2019. The Board also considered the estimated pro forma effect the waivers would have on the total expense ratio for each of the SAM Portfolios, which in the case of all but one Portfolio would change the ranking of the total expense ratio to the second or third quartile. Taking into consideration these factors, the Board determined that the management fees, net of waivers (as applicable), were justified by the strategy and processes of the Funds. For each of the SAM Portfolios, the Board concluded that the Fund met performance expectations.

With respect to the LifeTime Accounts, the Board noted that the Funds pay no Fund-level management fees. The Board also reviewed the actual non-management expenses of the Funds and found them to be reasonable. The Board reviewed the total net expense ratios of the Funds, including acquired fund fees and expenses, and noted that the rankings of certain Funds moved into the fourth quartile, which was attributable in part to changes in peer group composition. Based upon this observation, the Board determined to monitor the Funds’ total net expense ratios going forward.

With respect to LargeCap Growth Account I using the “Core Satellite” structure, the Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee. The Board considered the services provided by the Manager in managing the enhanced index “Core” sleeve as a part of the overall services covered by the net management fee received by the Manager.

The Board also considered the expense caps and fee waivers that would be in place with respect to certain Funds and share classes. The list of agreed upon expense caps and fee waivers is the result of the Manager’s proposals to extend the expense caps and fee waivers for certain Funds and share classes and to terminate the expense caps and fee waivers for certain Funds and share classes that are both currently operating and projected to operate below applicable expense caps. The list of agreed upon expense caps and fee waivers also reflects the new fee waivers for the SAM Portfolios described above and the new or revised expense caps and fee waivers for the Bond Market Index Account to be effective from October 1, 2017 through April 30, 2019.

With regard to the International Emerging Markets Account, the Board noted that the contractual management fee, the current actual management fee and the total net expense ratio on the basis of Class 1 shares were higher than third quartile (89th, 89th and 89th percentiles, respectively) in the Expense Group. Considering all relevant factors, including the Fund’s performance in the second quartile of its Morningstar peer group for the three-year period ended March 31, 2017 (38th percentile) and near the median of the Morningstar peer group for the blended three- and five-year period ended March 31, 2017 (51st percentile), the Board concluded that the Management Agreement should be renewed.

With regard to the LargeCap S&P 500 Managed Volatility Index Account, the Board noted that the contractual management fee, the actual management fee and the total net expense ratio on the basis of Class 1 shares were higher than third quartile (99th, 99th and 99th percentiles, respectively) in the Expense Group. Considering all relevant factors, including that the other funds in the Expense Group did not include the additional feature of a volatility mitigation strategy, that the Fund’s performance was in the second quartile for the three-year period ended March 31, 2017 (38th percentile) and that the Fund’s performance was within a reasonable range of its underlying index, the Board concluded that the Management Agreement should be renewed.

Considering all factors they deemed relevant, the Board concluded that the management fee payable by each Fund was reasonable in light of the nature, quality and extent of the services provided by the Manager and other relevant factors.

In addition, with regard to the Diversified Growth Volatility Control Account and the Diversified Balanced Volatility Control Account, each of which is permitted to invest in unaffiliated exchange-traded funds in excess of the limits set forth in Section 12(d)(1) of the Investment Company Act of 1940, as amended, in accordance with exemptive orders issued to such exchange-traded funds and procedures previously adopted by the Board, the Board considered information provided by the Manager relating to the non-duplicative nature of the Fund’s management fees and found that the management fees charged by the Manager under the Management Agreement for the Fund are for services provided in addition to, and are not duplicative of, services provided under the investment advisory contract(s) of the exchange-traded funds in which the Fund may invest.

Profitability

The Board reviewed detailed information regarding revenues the Manager received under the Management Agreements and the estimated direct and indirect costs the Manager incurred in providing to each Fund the services described in the applicable Management Agreements for the year ended December 31, 2016. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (Columbus Circle Investors, Principal-REI and Spectrum) and the aggregated return on revenue to the Manager and its affiliates for the year ended December 31, 2016. The Board considered management’s statements regarding the effects of the merger of PMC with and into PGI on profitability calculations. The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability information presented by the Manager.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board then reviewed the levels at which breakpoints occur, the incremental declines in management fees at each breakpoint and the amount of fee reductions that had been provided to shareholders as a result of the sharing of economies of scale. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board also noted management’s explanation of efficiencies in the Manager’s cost structure and the impact on the Manager’s profitability. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the LifeTime Accounts do not directly pay management fees, although shareholders bear a portion of the cost of the management fees at the underlying fund level as reflected in the acquired fund fees and expenses. The Board also noted that the management fees for the Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Volatility Control Account, Diversified Growth Account, the Diversified Growth Managed Volatility Account, the Diversified Balanced Volatility Control Account, the Diversified Income Account, the Multi-Asset Income Account, the Bond Market Index Account, and the LargeCap S&P 500 Index Account, do not include breakpoints, but each such Fund has a relatively low basis point fee (25 basis points or less) on all Fund assets. Considering all relevant factors, including the level of the fee, the Board determined that no breakpoints were necessary at this time.

Subadvisory Fees, Economies of Scale and Profitability

For each subadvised Fund, the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee.

For each subadvised Fund, the Board received certain information from Broadridge comparing each such Fund’s subadvisory fee at current asset levels and at theoretical asset levels to subadvisory fees of subadvised funds in the Expense Group and, if available, the Expense Universe. The Board considered the proposed reductions in the subadvisory fee schedules for Mellon Capital Management Corporation with respect to the Bond Market Index Account and T. Rowe Price Associates, Inc. with respect to the LargeCap Growth Account I. The Board also considered the pro forma rankings of the reduced subadvisory fees proposed for each Fund in the applicable Expense Group. In the case of each such proposed subadvisory fee reduction, the Board considered the Manager’s representation that the proposed subadvisory fee was competitive, that the fee rate reduction would not reduce the quality or extent of the services provided by the Subadvisor to the applicable Fund and that the Subadvisor’s obligations would remain the same in all material respects.

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each subadvised Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees or whether the subadvisory fee schedule is otherwise appropriate at current asset levels. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and the Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager. On the basis of the information provided, the Board concluded that the subadvisory fees, with the proposed reductions, were reasonable.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates from their relationships with the Funds. The Board concluded that the management and subadvisory fees for each Fund were reasonable in light of these fall-out benefits.

The Board also considered the character and amount of other incidental benefits received by each Subadvisor when evaluating the subadvisory fees. The Board considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that taking into account these fall-out benefits, the subadvisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

FEDERAL INCOME TAX INFORMATION
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017 (unaudited)

Long-Term Capital Gain Distribution. Certain accounts distributed long-term capital gain dividends during the fiscal year ended December 31, 2017. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the notes to financial statements. To the extent necessary to distribute such capital gains, certain accounts may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Unrecaptured Section 1250 Gain Distribution. Principal Variable Contracts Funds, Inc. – Real Estate Securities Account distributed Unrecaptured Section 1250 gains, in addition to long-term capital gains, in 2017. Unrecaptured Section 1250 gains are gains from the sale of depreciable property that are subject to a maximum tax rate of 25%.

Dividends Received Deduction ("DRD"). For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2017, that qualifies for the DRD are as follows:

Account	DRD		DRD
Core Plus Bond Account	3.25%	Principal Capital Appreciation Account	100.00%
Diversified Balanced Account	40.86%	Principal LifeTime 2010 Account	15.23%
Diversified Balanced Managed Volatility Account	36.44%	Principal LifeTime 2020 Account	22.96%
Diversified Growth Account	55.69%	Principal LifeTime 2030 Account	31.85%
Diversified Growth Managed Volatility Account	46.45%	Principal LifeTime 2040 Account	36.82%
Diversified Income Account	32.09%	Principal LifeTime 2050 Account	41.58%
Equity Income Account	71.35%	Principal LifeTime 2060 Account	45.14%
Income Account	5.61%	Principal LifeTime Strategic Income Account	10.11%
LargeCap Growth Account	100.00%	SAM Balanced Portfolio	31.36%
LargeCap Growth Account I	100.00%	SAM Conservative Balanced Portfolio	18.37%
LargeCap S&P 500 Index Account	100.00%	SAM Conservative Growth Portfolio	50.82%
LargeCap S&P 500 Managed Volatility Index Account	41.43%	SAM Flexible Income Portfolio	12.14%
LargeCap Value Account	100.00%	SAM Strategic Growth Portfolio	60.05%
MidCap Account	100.00%	SmallCap Account	100.00%
Multi-Asset Income Account	10.32%

Foreign Taxes Paid. The following accounts elect under the Internal Revenue Code Section ("IRC") 853 to pass through foreign taxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2017, are as follows:

	Foreign Taxes	Foreign		Foreign Taxes Foreign
Account	Per Share	Source Income		Per Share	Source Income
Diversified Balanced Account	$0.0028	11.32%	Principal LifeTime 2030 Account	$0.0049	16.69%
Diversified Balanced Managed Volatility Account	$0.0021	12.41%	Principal LifeTime 2040 Account	$0.0073	23.69%
Diversified Growth Account	$0.0043	16.77%	Principal LifeTime 2050 Account	$0.0078	26.70%
Diversified Growth Managed Volatility Account	$0.0030	17.98%	Principal LifeTime 2060 Account	$0.0055	29.96%
Diversified Income Account	$0.0014	6.97%	Principal LifeTime Strategic Income Account	$0.0019	4.97%
Diversified International Account	$0.0493	99.98%	SAM Balanced Portfolio	$0.0054	10.25%
International Emerging Markets Account	$0.0471	99.92%	SAM Conservative Balanced Portfolio	$0.0030	5.84%
Multi-Asset Income Account	$0.0015	3.67%	SAM Conservative Growth Portfolio	$0.0089	16.53%
Principal LifeTime 2010 Account	$0.0036	8.86%	SAM Flexible Income Portfolio	$0.0013	2.00%
Principal LifeTime 2020 Account	$0.0047	11.95%	SAM Strategic Growth Portfolio	$0.0135	22.97%

The accounts may receive a refund of taxes that can result in a redetermination of historical foreign taxes paid in accordance with IRC Section 905(c). The accounts will provide by February 28th annually, when applicable, any foreign tax redetermination on Principal's Tax Center website under the Principal Variable Contracts Funds, Inc.'s Foreign Tax Redetermination Notices.

31

FEDERAL INCOME TAX INFORMATION (continued)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017 (unaudited)

The following information is being provided to you, prompted by the acquisition of the following account effective May 26, 2017:

Acquired Fund	Acquiring Fund
Balanced Account	Diversified Balanced Account

Long-Term
Capital Gain
Balanced Account	$3,990,037

Dividends Received Deduction ("DRD"). For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the tax year ended May 26, 2017, that qualify for the DRD are as follows:

DRD
Balanced Account	28.84%

Reallocation of Distributions: Return of Capital ("ROC"). A portion of the ordinary income and/or long-term capital gains dividends paid by Principal Variable Contracts Funds, Inc. - Balanced Account has been redesignated as non-taxable ROC. The non-taxable return of capital listed in the table below reduces your cost basis. The adjustment to your cost basis will impact your gain or loss calculation when you sell your shares.

		Ordinary Income
		Per Share ROC
Class of Common Shares	CUSIP	Basis Adjustments
Balanced Account, Class 1	742969306	$0.0089

All latest Federal Income Tax Information is available on Principal's Tax Center website. Website: https://www.principalfunds.com/individual-investor/customer-support/tax-center

Please consult your tax advisor if you have any questions.

Intentionally Left Blank

Table of Contents

Economic & Financial Market Review	1
Important Account Information	2
Diversified International Account	3
Equity Income Account	4
Government & High Quality Bond Account	5
Income Account	6
LargeCap Growth Account	7
MidCap Account	8
Principal Capital Appreciation Account	9
Real Estate Securities Account	10
SAM Balanced Portfolio	11
SAM Conservative Balanced Portfolio	12
SAM Conservative Growth Portfolio	13
SAM Flexible Income Portfolio	14
SAM Strategic Growth Portfolio	15
Short-Term Income Account	16
SmallCap Account	17
Financial Statements	18
Notes to Financial Statements	36
Schedules of Investments	51
Financial Highlights (Includes performance information)	100
Report of Independent Registered Public Accounting Firm	116
Shareholder Expense Example	117
Supplemental Information	120

Not FDIC or NCUA insured

Economic & Financial Market Review

The world economic expansion that began in 2016 continued through 2017, evidenced by robust, accelerating world growth, a surge in world stock indices, soaring business and consumer attitudes, and confidence near multi-decade highs. While the world economy is firing on all cylinders, inflation is missing. However, the Federal Reserve’s (Fed) favorite inflation measure gained some ground, with the headline up to 1.8% and the core (ex food and energy) up to 1.5%, near the 2% target. Closely watched inflation gauges in the Eurozone and Japan are both 0.9% and appear to be trending higher. Core producer prices, which often lead broader inflation gauges, also appear to be trending higher around the world.

After a slow first quarter, the U.S. economy had two quarters of 3% annualized growth and year-end data suggest fourth quarter growth could match it. Business sentiment remains robust. Capital spending stayed strong in the fourth quarter; core capital goods orders (non-defense, ex aircraft) jumped an annualized 18% over three months through November. Wage and salary income grew 4.5% year-over-year, and the savings rate fell to 2.9%, consistent with soaring confidence in consumer’s financial futures. New-home sales in November rocketed 17.5%. While consumer confidence fell a bit in December, surveys are still near 17-year highs.

The first major change in U.S. tax law in three decades is on the books and it could add 0.25% to 0.5% to U.S. growth for several quarters. Continental Europe transitioned from struggling recovery to sustained expansion despite political anxieties. Markit’s initial December survey of manufacturers was excellent. The composite survey (services and manufacturing) was the highest since the fiscal crisis. Germany’s income from operations (IFO) business sentiment indicator hovers near all-time highs and French business confidence was the best since 2007. Employment is up 1.7% over the prior year in December and the jobless rate is falling rapidly.

While political worries have not disappeared, they’ve lessened substantially from early 2017. An extraordinarily accommodative European Central Bank has kept financial conditions easy and interest rates low. Japan benefitted from widespread global growth. The Japanese economy is likely past its peak in momentum, but growth is still well above trend. Third quarter real gross domestic product (GDP) growth was 2.5% annualized over the prior quarter. Japanese exports surged 16.2% year-over-year in November and the jobless rate is an incredibly low 2.7%. Core inflation has trended higher, up 0.9% over the prior year, so the Bank of Japan may be winning its long fight against deflation. Chinese officials tightened policy effectively without jarring the economy and the synchronized world expansion helped China’s exports.

The momentum in the stock market was especially strong in the fourth quarter with the S&P 500 returning 6.6%, begging the question of where the economy goes from here in 2018. The unique combination of events that made 2017 returns so strong most likely will not be repeated. Most Wall Street analysts anticipate gains, though more modest.

*	Unless otherwise stated, all data from Bloomberg

1

Important Account Information

The following information applies to all accounts shown in the annual report (unless noted):

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each account, the illustration is based on performance of the Class 1 shares. The performance of the Class 2 shares will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional, or call 800-222-5852.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Account’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

2

Diversified International Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	29.06%	8.14%	1.89%	5/2/94
Class 2 Shares	28.79%	7.90%	1.62%	1/8/07

	What contributed to or detracted from Account performance during the fiscal year?

Diversified International invests primarily in foreign equity securities. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Account typically invests in foreign securities of at least 30 countries. Primary consideration is given to securities of corporations of developed areas, such as Japan, Western Europe, Canada, Australia, and New Zealand; however, the Account also invests in emerging market securities. The Account invests in equity securities of small, medium, and large market capitalization companies.

Stock selection in the information technology sector contributed, led by overweight to Tencent Holdings Ltd, a leading Chinese internet platform (QQ and Weixin). Stock selection in the consumer discretionary sector contributed driven by overweight to TAL Education Group, a leading China-based education service provider focusing on the preparation of foreign language testing and K-12 tutoring segments. Stock selection in the healthcare sector contributed driven by overweight to Switzerland-bases Lonza Group AG, one of the world's leading custom contract manufacturers of biotech drugs, as well as a leading provider of chemical ingredients for a variety of products. Stock selection in Denmark detracted, led by overweight to Pandora AS, a Danish company that manufactures and distributes affordable luxury jewelry. Stock selection in the telecommunication services sector detracted, led by overweight to SoftBank Group Corp., one of Japan's largest mobile telecom companies, the third largest listed company in Japan, and the 62nd largest in the world. Stock selection in South Africa detracted, led by lack-of-allocation to Naspers Limited, a South African domiciled Internet and Media company.

3

Equity Income Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	21.08%	14.09%	7.81%	4/28/98
Class 2 Shares	20.77%	13.80%	7.54%	5/1/01

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, the Equity Income Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities at the time of each purchase. The Account usually invests in equity securities of companies with large market capitalizations. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Value Index. The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account also invests in real estate investment trusts and securities of foreign issuers.

Lack of allocation to General Electric contributed as it disappointed with anemic sales growth and concerns for its future growth deepened. Allocation to Fidelity National Financial contributed as increased residential purchases drove title business revenue and cost discipline led to wider margins. Allocation to Apple contributed, helped by both iPhone and services business segments. Allocation to Kroger detracted as deflation in food prices hampered top-line growth and the industry saw increased price competition. Additionally, news of Amazon buying Whole Foods sent the grocer's shares down further. Lack of allocation to Bank of America detracted from relative performance, as the large benchmark constituent outperformed the market on banking industry strength. Lack of allocation to Wal-Mart Stores detracted as the retail giant surprised to the upside following many periods of lackluster results.

4

Government & High Quality Bond Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	1.88%	1.69%	3.54%	5/6/93
Class 2 Shares	1.50%	1.41%	3.27%	11/6/01

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, the Government & High Quality Bond Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated, at the time of purchase, AAA by Standard & Poor's Ratings Services ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, in the opinion of the Sub-Advisor of comparable quality including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities (securitized products). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays Fixed-Rate MBS Index. The Account also invests in mortgage-backed securities that are not issued by the U.S. government, its agencies or instrumentalities or rated AAA by S&P, AAA by Fitch, or Aaa by Moody's, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities.

Overweight to non-agency CMBS contributed. Security selection in low coupon Fannie Mae MBS passthroughs contributed. Overweight to non-agency collateralized mortgage obligation (CMO) contributed. Overweight to Fannie Mae agency CMOs detracted. Overweight to Freddie Mac agency CMOs detracted. Overweight to Ginnie Mae agency CMBS detracted.

5

Income Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	5.12%	3.18%	5.39%	5/7/93
Class 2 Shares	4.87%	2.93%	5.13%	11/6/01

What contributed to or detracted from Account performance during the fiscal year?

Principal Income invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (securitized products) (including collateralized mortgage obligations), up to 35% of which may be in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated, at the time of purchase, Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Ratings Services ("S&P") (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. The Account also invests in foreign securities.

Overweight to the energy sector contributed. Overweight to the transportation sector contributed. Overweight to the utility sector contributed. Security selection in the consumer non-cyclical sector detracted. Security selection in the basic industry sector detracted. Security selection in the insurance sector detracted.

6

LargeCap Growth Account

Investment Advisor: Principal Global Investors, LLC
Sub-Advisor: Columbus Circle Investors

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	34.89%	14.86%	6.69%	5/2/94
Class 2 Shares	34.54%	14.58%	6.44%	1/8/07

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, LargeCap Growth invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Allocation to Wynn Resorts contributed due to favorable results and market share gains at its Palace casino and the continued recovery in Macau gaming activity. Allocation to Intuitive Surgical contributed due to optimism that the recently introduced da Vinci X product will stimulate an upgrade cycle from the lower priced da Vinci Si version as well expansion into more general surgery applications, and growth overseas. Allocation to Caterpillar contributed as a result of the ongoing synchronized global economic recovery, and improved resource mining and construction spending worldwide. Allocation to Celgene detracted due to suffering from several pipeline disappointments. Lack of allocation to Boeing Company detracted as it was strong based on an inflection in cashflow growth and the outline of several cost savings initiatives such as automation, factory optimization and supplier cost reductions. Allocation to Ulta Beauty detracted due to competitive concerns (potential infringement from Amazon), and worries about promotional pricing (department store discounting and Ulta increasing the number of products included in its yearly Fall sales events).

7

MidCap Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	25.51%	16.33%	11.70%	12/18/87	-
Class 2 Shares	25.19%	16.04%	11.41%	9/9/09	12/18/87

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, MidCap invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of each purchase. For this Account, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap® Index. The Account invests in foreign securities.

SBA Communications, which owns and operates wireless communications tower structures in the Unites States, Latin America, and Canada, contributed due to the growing use of mobile data. Brookfield Asset Management, an owner and operator of real asset-based businesses around the world, contributed as it has grown its operating platform and expanded its global capital raising ability. Moody's, one of the three major credit rating agencies, contributed. S&P Global, a collection of high margin, low capital businesses with durable competitive positions, contributed primarily due to strength in its rating business. Fidelity National Financial (FNF) is the largest title insurer in the United States, an essential but overlooked component of property ownership. FNF, which insures against any imperfections in the title of a property, contributed on solid home purchase trends. AutoZone, a retailer in the auto parts aftermarket, serving primarily consumers who repair their own vehicles, detracted. O'Reilly Automotive, a leading auto parts aftermarket retailer, detracted as sales growth was slower than the previous year. Macquarie, which operates four separate infrastructure related business in the U.S., detracted due to interest rate expectations moving higher. DaVita, which offers kidney care and manages and operates medical groups, detracted as the company faced pressures related to reimbursement rates. HD Supply, one of the largest industrial and specialty construction distributor in North America, detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

8

Principal Capital Appreciation Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	20.75%	14.96%	8.61%	4/28/98
Class 2 Shares	20.46%	14.68%	8.34%	11/6/01

What contributed to or detracted from Account performance during the fiscal year?

Principal Capital Appreciation invests primarily in equity securities of companies with any market capitalization, but has a greater exposure to large market capitalization companies than small or medium market capitalization companies. The Account invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Allocation to Boeing contributed as it outperformed on strong free cash flow growth, which helped fund another dividend raise and continued share buybacks. Allocation to Fidelity National Financial contributed as increased residential purchases drove title business revenue and cost discipline led to wider margins. Allocation to Adobe Systems contributed as the company continued to benefit from its transition to cloud. Allocation to Kroger detracted as deflation in food prices hampered top-line growth and the industry saw increased price competition. Additionally, news of Amazon buying Whole Foods sent the grocer's shares down further. Allocation to AmTrust Financial Services was a top detractor, falling sharply due to filing delays and restatements, and materially weaker fundamentals. Allocation to Cimarex Energy detracted as it traded down along with its exploration and production (E&P) peers on weaker commodity prices.

9

Real Estate Securities Account

Investment Advisor: Principal Global Investors, LLC
Sub-Advisor: Principal Real Estate Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	9.19%	10.74%	8.75%	5/1/98
Class 2 Shares	8.94%	10.46%	8.48%	1/8/07

	What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, Real Estate Securities invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry at the time of each purchase. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account invests in equity securities of small, medium, and large market capitalization companies.

Stock selection and sector allocation contributed to performance. Overweight to non-benchmark stocks in the tower section contributed. Overweight to and strong stock selection in data centers contributed, led by Interxion Holding N.V. and Equinix, due to secular growth in the space. An overweight to the single-family rental space, particularly in Starwood Waypoint Homes and Invitations Home, contributed to relative performance once the two companies announced a well-received merger. Hilton Worldwide Holdings Inc. led performance from the hotel group. Underweight to healthcare stocks contributed as they were relatively flat for the year. Selection in the office and self-storage sectors contributed. Lack of allocation to DuPont Fabros Technology and Digital Realty Trust detracted in a period where Digital Realty Trust announced the acquisition of DuPont Fabros Technology. Overweight to Spirit Realty Trust detracted due to tenant credit issues that led to a guidance cut and management change in the year.

10

SAM Balanced Portfolio

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	15.21%	8.94%	6.14%	6/3/97
Class 2 Shares	14.88%	8.66%	5.87%	11/6/01

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection in mid-cap equities was the largest contributor. Strategic allocation to international emerging market equities, which outperformed their developed market counterparts, aided performance. Security selection in large-cap value equities contributed. Strategic underweight to large-cap growth equities, which outperformed all other U.S. equity asset classes, was the largest detractor. Strategic overweight to multi-alternatives hindered performance, as their modest returns lagged the strong equity returns. Strategic allocation to treasury inflation protection securities (TIPS), which underperformed most fixed income asset classes, detracted.

11

SAM Conservative Balanced Portfolio

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	11.46%	6.86%	5.66%	4/23/98
Class 2 Shares	11.14%	6.60%	5.40%	11/6/01

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic allocation to international emerging market equities, which outperformed their developed market counterparts, was the largest contributor. Security selection in mid-cap value equities aided performance. Strategic and tactical allocation to high yield bonds, which outperformed other fixed income asset classes, contributed. Strategic underweight to large-cap growth equities, which outperformed all other U.S. equity asset classes, was the largest detractor from performance. Security selection in investment-grade corporate bonds hindered performance. Strategic and tactical allocation to treasury inflation protection securities (TIPS), which underperformed most fixed income asset classes, detracted.

12

SAM Conservative Growth Portfolio

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	19.78%	10.88%	6.32%	6/3/97
Class 2 Shares	19.46%	10.61%	6.05%	11/6/01

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection in mid-cap equities was the largest contributor. Strategic allocation to international emerging market equities, which outperformed their developed market counterparts, aided performance. Strong security selection in large-cap value equities, which underperformed their growth counterparts, contributed to performance. Strategic underweight to large-cap growth equities, which outperformed all other U.S. equity asset classes, was the largest detractor from performance. Strategic and tactical allocation to multi-alternatives hindered performance, as their modest returns lagged the strong equity returns. Strategic and tactical overweight to mid-cap value equities, which underperformed their growth counterparts, detracted.

13

SAM Flexible Income Portfolio

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	8.41%	5.52%	5.52%	9/9/97
Class 2 Shares	8.13%	5.25%	5.24%	11/6/01

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic and tactical overweight to high yield bonds, which outperformed most other fixed income asset classes, was the largest positive contributor to performance. Security selection in high yield bonds aided performance. Strategic and tactical underweight to government bonds, which underperformed other fixed income asset classes, contributed to performance. Security selection in mid-cap value equities contributed. Strategic and tactical allocation to international real estate, which was the top performing alternatives and specialty asset class, positively impacted results.

Security selection in investment grade corporate bonds was the largest detractor. Strategic and tactical underweight to large-cap growth equities, which outperformed all other U.S. equity asset classes, hindered performance. Strategic allocation to treasury inflation protection securities (TIPS), which underperformed most fixed income asset classes, detracted. Security selection in commercial mortgage-backed securities (CMBS) hindered performance. Strategic and tactical allocation to master limited partnerships (MLPs) detracted.

14

SAM Strategic Growth Portfolio

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	22.22%	12.06%	6.40%	6/3/97
Class 2 Shares	21.95%	11.78%	6.14%	11/6/01

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic and tactical allocation to international emerging market equities, which outperformed their developed market counterparts, was the largest contributor. Security selection in mid-cap equities aided performance. Security selection in international emerging market equities contributed to performance. Strategic underweight to large-cap growth equities, which outperformed all other U.S. equity asset classes, was the largest detractor. Strategic and tactical allocation to real estate investment trusts (REITs) hindered performance for, as their modest returns lagged the strong equity returns. Security selection in small-cap growth equities detracted.

15

Short-Term Income Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
	1-Year	5-Year	10-Year	Inception Date
Class 1 Shares	2.39%	1.62%	2.77%	1/12/94
Class 2 Shares	1.78%	1.33%	2.48%	11/6/01

What contributed to or detracted from Account performance during the fiscal year?

Short-Term Income invests primarily in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated BBB- or higher by Standard & Poor's Ratings Services or Baa3 or higher by Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor of comparable quality. Under normal circumstances, the Account maintains an effective maturity of five years or less and an average portfolio duration that is within ±15% of the duration of the Bloomberg Barclays Credit 1-3 Year Index. The Account's investments also include corporate securities, U.S. and foreign government securities, mortgage-backed and asset backed securities (securitized products), and real estate investment trust ("REIT") securities. The Account invests in securities denominated in foreign currencies and in securities of foreign issuers.

Security selection in the banking sector contributed. Security selection in the energy sector contributed. Underweight to the Supranational sector contributed. Security selection in the agency-owned no guarantee sector detracted. Underweight to the banking sector detracted. Underweight to the finance companies sector detracted.

16

SmallCap Account

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2007 - December 31, 2017

Average Annual Total Returns* as of December 31, 2017
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date***
Class 1 Shares	12.87%	15.46%	8.34%	5/1/98	-
Class 2 Shares	12.57%	15.19%	8.08%	2/17/15	5/1/98

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, SmallCap invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Account, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000® Index.

Holdings in the consumer discretionary, information technology, and investment banking were key contributors. In consumer discretionary, holdings benefited from steady consumer demand for entertainment and leisure, and continued recovery in the U.S. housing market. Information technology holdings primarily benefitted from semiconductor equipment companies where end-market demand for flash memory chips remains strong. Investment banking holdings contributed to increased merger and acquisition (M&A) activity and hopes that corporate tax reform will further boost such activity. The five individual stocks contributing most were Eldorado Resorts, PRA Health, Visteon, Insperity, and Entegris. Industrials, biotechnology, and consumer staples were key detractors. In industrials, poor stock selection, primarily in aerospace and defense, construction and engineering, and electrical equipment companies, detracted. In biotechnology, holdings produced fewer clinical trial successes than those in the index. In consumer staples, the food-products holdings performed poorly amid pricing pressures. The five individual stocks whose performance detracted most from the portfolio were: Dean Foods, Esterline Technologies, Prestige Brands, SUPERVALU, and INC Research.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

17

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	Diversified		Government &
	International	Equity Income	High Quality Bond
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in securities--at cost	$216,808	$325,302	$248,465
Investment in affiliated Accounts--at cost	$4,483	$10,695	$2,862
Foreign currency--at cost	$44	$–	$–
Assets
Investment in securities--at value	$289,865	$588,329	$240,163
Investment in affiliated Accounts--at value	4,483	10,695	2,862
Foreign currency--at value	44	–	–
Cash	1	–	21
Receivables:
Dividends and interest	999	1,554	1,219
Fund shares sold	64	105	105
Investment securities sold	35	–	–
Total Assets	295,491	600,683	244,370
Liabilities
Accrued management and investment advisory fees	208	245	105
Accrued distribution fees	–	6	–
Accrued custodian fees	31	–	–
Accrued directors' expenses	1	2	1
Accrued other expenses	9	15	4
Deposits from counterparty	–	–	–
Payables:
Deferred foreign tax	51	–	–
Fund shares redeemed	46	317	119
Investment securities purchased	302	–	–
Total Liabilities	648	585	229
Net Assets Applicable to Outstanding Shares	$294,843	$600,098	$244,141

Net Assets Consist of:
Capital shares and additional paid-in-capital	$218,816	$289,152	$246,910
Accumulated undistributed (overdistributed) net investment income (loss)	3,129	15,365	8,670
Accumulated undistributed (overdistributed) net realized gain (loss)	(118)	32,554	(3,137)
Net unrealized appreciation (depreciation) of investments , net of deferred foreign tax	73,006	263,027	(8,302)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	10	–	–
Total Net Assets	$294,843	$600,098	$244,141
Capital Stock (par value: $.01 per share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$292,975	$572,629	$241,839
Shares issued and outstanding	17,221	21,955	24,785
Net Asset Value per share	$17.01	$26.08	$9.76
Class 2: Net Assets	$1,868	$27,469	$2,302
Shares issued and outstanding	109	1,062	236
Net Asset Value per share	$17.14	$25.87	$9.75

See accompanying notes.

18

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

		LargeCap Growth
Amounts in thousands, except per share amounts	Income Account	Account	MidCap Account
Investment in securities--at cost	$200,732	$87,095	$366,362
Investment in affiliated Accounts--at cost	$8,980	$1,377	$1,423
Assets
Investment in securities--at value	$212,330	$119,584	$591,318
Investment in affiliated Accounts--at value	8,980	1,377	1,423
Cash	35	12	261
Receivables:
Dividends and interest	1,894	54	226
Fund shares sold	87	15	44
Total Assets	223,326	121,042	593,272
Liabilities
Accrued management and investment advisory fees	94	70	269
Accrued distribution fees	1	–	4
Accrued directors' expenses	1	1	2
Accrued other expenses	3	3	5
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	164	66	96
Total Liabilities	263	140	376
Net Assets Applicable to Outstanding Shares	$223,063	$120,902	$592,896

Net Assets Consist of:
Capital shares and additional paid-in-capital	$208,432	$79,508	$294,177
Accumulated undistributed (overdistributed) net investment income (loss)	7,126	255	1,810
Accumulated undistributed (overdistributed) net realized gain (loss)	(4,093)	8,650	71,953
Net unrealized appreciation (depreciation) of investments	11,598	32,489	224,956
Total Net Assets	$223,063	$120,902	$592,896
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	300,000	105,000
Net Asset Value Per Share:
Class 1: Net Assets	$220,194	$119,450	$575,104
Shares issued and outstanding	21,184	3,643	9,679
Net Asset Value per share	$10.39	$32.79	$59.42
Class 2: Net Assets	$2,869	$1,452	$17,792
Shares issued and outstanding	277	45	301
Net Asset Value per share	$10.35	$32.63	$59.05

See accompanying notes.

19

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	Principal Capital
	Appreciation	Real Estate	SAM Balanced
Amounts in thousands, except per share amounts	Account	Securities Account	Portfolio
Investment in securities--at cost	$96,854	$121,656	$–
Investment in affiliated Accounts--at cost	$3,795	$190	$665,547
Assets
Investment in securities--at value	$159,561	$156,836	$–
Investment in affiliated Accounts--at value	3,795	190	788,425
Cash	7	–	–
Receivables:
Dividends and interest	202	613	445
Fund shares sold	5	49	260
Investment securities sold	–	–	1,616
Total Assets	163,570	157,688	790,746
Liabilities
Accrued management and investment advisory fees	87	118	152
Accrued distribution fees	2	1	23
Accrued directors' expenses	1	–	3
Accrued other expenses	4	3	3
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	34	84	1,876
Investment securities purchased	444	37	151
Total Liabilities	572	243	2,208
Net Assets Applicable to Outstanding Shares	$162,998	$157,445	$788,538

Net Assets Consist of:
Capital shares and additional paid-in-capital	$91,038	$107,768	$611,568
Accumulated undistributed (overdistributed) net investment income (loss)	1,694	2,655	22,562
Accumulated undistributed (overdistributed) net realized gain (loss)	7,539	11,842	31,530
Net unrealized appreciation (depreciation) of investments	62,727	35,180	122,878
Total Net Assets	$162,998	$157,445	$788,538
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$154,472	$154,615	$678,409
Shares issued and outstanding	5,412	7,499	42,702
Net Asset Value per share	$28.54	$20.62	$15.89
Class 2: Net Assets	$8,526	$2,830	$110,129
Shares issued and outstanding	302	137	7,006
Net Asset Value per share	$28.25	$20.70	$15.72

See accompanying notes.

20

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands, except per share amounts	Balanced Portfolio	Growth Portfolio	Income Portfolio
Investment in affiliated Accounts--at cost	$177,900	$293,397	$198,575
Assets
Investment in affiliated Accounts--at value	$199,050	$347,110	$217,719
Receivables:
Dividends and interest	123	148	171
Fund shares sold	29	107	124
Investment securities sold	600	78	–
Total Assets	199,802	347,443	218,014
Liabilities
Accrued management and investment advisory fees	38	66	42
Accrued distribution fees	4	27	5
Accrued directors' expenses	1	1	–
Accrued other expenses	3	3	3
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	629	185	33
Investment securities purchased	63	28	186
Total Liabilities	738	310	269
Net Assets Applicable to Outstanding Shares	$199,064	$347,133	$217,745

Net Assets Consist of:
Capital shares and additional paid-in-capital	$166,973	$268,988	$188,652
Accumulated undistributed (overdistributed) net investment income (loss)	6,293	9,146	7,952
Accumulated undistributed (overdistributed) net realized gain (loss)	4,648	15,286	1,997
Net unrealized appreciation (depreciation) of investments	21,150	53,713	19,144
Total Net Assets	$199,064	$347,133	$217,745
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$178,523	$220,054	$194,742
Shares issued and outstanding	14,475	11,078	15,043
Net Asset Value per share	$12.33	$19.86	$12.95
Class 2: Net Assets	$20,541	$127,079	$23,003
Shares issued and outstanding	1,685	6,482	1,793
Net Asset Value per share	$12.19	$19.60	$12.83

See accompanying notes.

21

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

	SAM Strategic	Short-Term Income
Amounts in thousands, except per share amounts	Growth Portfolio	Account	SmallCap Account
Investment in securities--at cost	$–	$157,957	$168,944
Investment in affiliated Accounts--at cost	$250,679	$2,438	$2,243
Assets
Investment in securities--at value	$–	$157,534	$211,856
Investment in affiliated Accounts--at value	290,407	2,438	2,243
Cash	–	1	–
Receivables:
Dividends and interest	181	820	185
Expense reimbursement from Manager	–	1	–
Fund shares sold	14	54	19
Investment securities sold	476	–	–
Total Assets	291,078	160,848	214,303
Liabilities
Accrued management and investment advisory fees	56	70	149
Accrued distribution fees	27	–	1
Accrued directors' expenses	1	–	1
Accrued other expenses	3	5	4
Deposits from counterparty	–	–	–
Payables:
Fund shares redeemed	489	27	108
Investment securities purchased	9	–	–
Total Liabilities	585	102	263
Net Assets Applicable to Outstanding Shares	$290,493	$160,746	$214,040

Net Assets Consist of:
Capital shares and additional paid-in-capital	$231,665	$157,975	$157,604
Accumulated undistributed (overdistributed) net investment income (loss)	6,555	3,317	893
Accumulated undistributed (overdistributed) net realized gain (loss)	12,545	(123)	12,631
Net unrealized appreciation (depreciation) of investments	39,728	(423)	42,912
Total Net Assets	$290,493	$160,746	$214,040
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	400,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$163,861	$158,446	$208,669
Shares issued and outstanding	7,545	62,253	12,204
Net Asset Value per share	$21.72	$2.55	$17.10
Class 2: Net Assets	$126,632	$2,300	$5,371
Shares issued and outstanding	5,900	907	315
Net Asset Value per share	$21.46	$2.54	$17.04

See accompanying notes.

22

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	Diversified		Government &
	International	Equity Income	High Quality Bond
Amounts in thousands	Account	Account	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$1	$4	$1
Dividends	6,947	15,595	25
Withholding tax	(653)	(327)	–
Interest	–	–	8,926
Total Income	6,295	15,272	8,952
Expenses:
Management and investment advisory fees	2,327	2,719	1,245
Distribution fees - Class 2	4	63	6
Chief compliance officer fees	–	1	–
Custodian fees	127	21	5
Directors' expenses	7	12	6
Professional fees	44	4	3
Other expenses	3	–	–
Total Expenses	2,512	2,820	1,265
Net Investment Income (Loss)	3,783	12,452	7,687

Net Realized and Unrealized Gain (Loss) on Investments and Foreign currencies
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $123, $0 and $0, respectively)	16,487	43,479	(748)
Foreign currency transactions	(98)	–	–
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $51, $0 and $0, respectively)	48,931	50,703	(2,359)
Translation of assets and liabilities in foreign currencies	65	–	–
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign currencies	65,385	94,182	(3,107)
Net Increase (Decrease) in Net Assets Resulting from Operations	$69,168	$106,634	$4,580

See accompanying notes.

23

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

		LargeCap Growth
Amounts in thousands	Income Account	Account	MidCap Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$3	$1	$1
Dividends	36	1,017	5,295
Withholding tax	–	–	(121)
Interest	8,763	–	–
Total Income	8,802	1,018	5,175
Expenses:
Management and investment advisory fees	1,107	751	3,143
Distribution fees - Class 2	7	3	41
Chief compliance officer fees	–	–	1
Custodian fees	3	2	6
Directors' expenses	6	4	12
Professional fees	3	3	4
Other expenses	–	–	4
Total Expenses	1,126	763	3,211
Net Investment Income (Loss)	7,676	255	1,964

Net Realized and Unrealized Gain (Loss) on Investments and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(365)	10,067	86,890
Change in unrealized appreciation/depreciation of:
Investments	3,846	22,296	44,727
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign currencies	3,481	32,363	131,617
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,157	$32,618	$133,581

See accompanying notes.

24

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	Principal Capital
	Appreciation	Real Estate	SAM Balanced
Amounts in thousands	Account	Securities Account	Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$1	$–	$24,604
Dividends	2,702	3,284	14
Withholding tax	(3)	–	–
Total Income	2,700	3,284	24,618
Expenses:
Management and investment advisory fees	989	1,394	1,776
Distribution fees - Class 2	20	7	259
Chief compliance officer fees	–	–	1
Custodian fees	2	3	–
Directors' expenses	5	5	15
Professional fees	4	4	3
Other expenses	–	1	1
Total Expenses	1,020	1,414	2,055
Net Investment Income (Loss)	1,680	1,870	22,563

Net Realized and Unrealized Gain (Loss) on Investments and Foreign currencies
Net realized gain (loss) from:
Investment transactions	9,970	12,729	11
Investment transactions in affiliated Accounts	–	–	27,358
Capital gain distribution received from affiliated Accounts	–	–	8,817
Change in unrealized appreciation/depreciation of:
Investments	18,186	(738)	–
Investments in affiliated Accounts	–	–	51,054
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign currencies	28,156	11,991	87,240
Net Increase (Decrease) in Net Assets Resulting from Operations	$29,836	$13,861	$109,803

See accompanying notes.

25

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands	Balanced Portfolio	Growth Portfolio	Income Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$6,801	$10,188	$8,500
Dividends	3	9	6
Total Income	6,804	10,197	8,506
Expenses:
Management and investment advisory fees	455	743	493
Distribution fees - Class 2	47	294	51
Chief compliance officer fees	–	1	–
Directors' expenses	5	8	6
Professional fees	3	3	3
Total Expenses	510	1,049	553
Net Investment Income (Loss)	6,294	9,148	7,953

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliated Accounts	5,737	11,120	4,113
Capital gain distribution received from affiliated Accounts	1,692	6,088	893
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	7,897	32,050	4,463
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign currencies	15,326	49,258	9,469
Net Increase (Decrease) in Net Assets Resulting from Operations	$21,620	$58,406	$17,422

See accompanying notes.

26

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2017

	SAM Strategic	Short-Term Income
Amounts in thousands	Growth Portfolio	Account	SmallCap Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$7,462	$1	$1
Dividends	8	20	2,518
Interest	–	4,134	–
Total Income	7,470	4,155	2,519
Expenses:
Management and investment advisory fees	616	828	1,724
Distribution fees - Class 2	289	7	12
Custodian fees	–	9	4
Directors' expenses	7	5	6
Professional fees	3	3	3
Total Gross Expenses	915	852	1,749
Less: Reimbursement from Manager - Class 1	–	16	–
Total Net Expenses	915	836	1,749
Net Investment Income (Loss)	6,555	3,319	770

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	–	(99)	16,365
Investment transactions in affiliated Accounts	8,643	–	–
Capital gain distribution received from affiliated Accounts	5,926	–	–
Change in unrealized appreciation/depreciation of:
Investments	–	128	8,266
Investments in affiliated Accounts	32,616	–	–
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign currencies	47,185	29	24,631
Net Increase (Decrease) in Net Assets Resulting from Operations	$53,740	$3,348	$25,401

See accompanying notes.

27

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified International
Amounts in thousands	Account		Equity Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$3,783	$4,533	$12,452	$13,534
Net realized gain (loss) on investments and foreign currencies	16,389	(3,059)	43,479	32,296
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	48,996	(889)	50,703	32,778
Net Increase (Decrease) in Net Assets Resulting from Operations	69,168	585	106,634	78,608

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,043)	(5,929)	(11,625)	(13,921)
Class 2	(25)	(28)	(513)	(587)
From net realized gain on investments:
Class 1	–	–	(24,987)	(25,545)
Class 2	–	–	(1,228)	(1,190)
Total Dividends and Distributions	(5,068)	(5,957)	(38,353)	(41,243)

Capital Share Transactions
Shares sold:
Class 1	17,953	10,931	47,257	23,118
Class 2	582	89	1,516	798
Shares issued in reinvestment of dividends and distributions:
Class 1	5,043	5,929	36,612	39,466
Class 2	25	28	1,741	1,777
Shares redeemed:
Class 1	(37,771)	(40,817)	(102,262)	(85,653)
Class 2	(448)	(89)	(3,073)	(3,186)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,616)	(23,929)	(18,209)	(23,680)
Total Increase (Decrease)	49,484	(29,301)	50,072	13,685

Net Assets
Beginning of period	245,359	274,660	550,026	536,341
End of period (including undistributed net investment income as set forth below)	$294,843	$245,359	$600,098	$550,026
Undistributed (Overdistributed) Net Investment Income (Loss)	$3,129	$4,380	$15,365	$16,154

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,163	818	1,886	1,041
Class 2	36	7	62	35
Shares issued in reinvestment of dividends and distributions:
Class 1	316	428	1,555	1,769
Class 2	1	2	74	80
Shares redeemed:
Class 1	(2,444)	(3,042)	(4,154)	(3,824)
Class 2	(29)	(7)	(125)	(143)
Net Increase (Decrease)	(957)	(1,794)	(702)	(1,042)

See accompanying notes.

28

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Government & High Quality
Amounts in thousands	Bond Account		Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$7,687	$8,813	$7,676	$8,905
Net realized gain (loss) on investments and foreign currencies	(748)	(244)	(365)	(737)
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	(2,359)	(3,073)	3,846	6,017
Net Increase (Decrease) in Net Assets Resulting from Operations	4,580	5,496	11,157	14,185

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(9,806)	(9,018)	(9,413)	(10,488)
Class 2	(89)	(87)	(117)	(139)
From net realized gain on investments:
Class 1	–	(44)	–	–
Class 2	–	(1)	–	–
Total Dividends and Distributions	(9,895)	(9,150)	(9,530)	(10,627)

Capital Share Transactions
Shares sold:
Class 1	27,787	21,631	18,162	10,644
Class 2	380	1,294	822	901
Shares issued in reinvestment of dividends and distributions:
Class 1	9,806	9,062	9,413	10,488
Class 2	89	88	117	139
Shares redeemed:
Class 1	(38,116)	(66,133)	(37,872)	(50,552)
Class 2	(417)	(857)	(775)	(805)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(471)	(34,915)	(10,133)	(29,185)
Total Increase (Decrease)	(5,786)	(38,569)	(8,506)	(25,627)

Net Assets
Beginning of period	249,927	288,496	231,569	257,196
End of period (including undistributed net investment income as set forth below)	$244,141	$249,927	$223,063	$231,569
Undistributed (Overdistributed) Net Investment Income (Loss)	$8,670	$9,894	$7,126	$8,565

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,786	2,104	1,738	1,016
Class 2	38	125	78	86
Shares issued in reinvestment of dividends and distributions:
Class 1	1,002	893	915	999
Class 2	9	8	11	13
Shares redeemed:
Class 1	(3,814)	(6,396)	(3,599)	(4,774)
Class 2	(42)	(83)	(74)	(77)
Net Increase (Decrease)	(21)	(3,349)	(931)	(2,737)

See accompanying notes.

29

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Growth Account		MidCap Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$255	$454	$1,964	$3,717
Net realized gain (loss) on investments and foreign currencies	10,067	10,936	86,890	49,933
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	22,296	(17,383)	44,727	5,604
Net Increase (Decrease) in Net Assets Resulting from Operations	32,618	(5,993)	133,581	59,254

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(408)	(284)	(3,046)	(2,454)
Class 2	(2)	(1)	(55)	(21)
From net realized gain on investments:
Class 1	–	–	(36,904)	(98,662)
Class 2	–	–	(1,112)	(2,445)
Total Dividends and Distributions	(410)	(285)	(41,117)	(103,582)

Capital Share Transactions
Shares sold:
Class 1	6,086	4,727	13,402	11,079
Class 2	357	519	249	244
Shares issued in reinvestment of dividends and distributions:
Class 1	408	284	39,950	101,116
Class 2	2	1	1,167	2,466
Shares redeemed:
Class 1	(15,126)	(20,972)	(144,828)	(109,754)
Class 2	(154)	(635)	(1,127)	(1,884)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,427)	(16,076)	(91,187)	3,267
Total Increase (Decrease)	23,781	(22,354)	1,277	(41,061)

Net Assets
Beginning of period	97,121	119,475	591,619	632,680
End of period (including undistributed net investment income as set forth below)	$120,902	$97,121	$592,896	$591,619
Undistributed (Overdistributed) Net Investment Income (Loss)	$255	$454	$1,810	$4,005

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	212	194	239	208
Class 2	13	21	4	5
Shares issued in reinvestment of dividends and distributions:
Class 1	14	11	725	2,003
Class 2	–	–	21	49
Shares redeemed:
Class 1	(525)	(853)	(2,600)	(2,074)
Class 2	(6)	(26)	(20)	(35)
Net Increase (Decrease)	(292)	(653)	(1,631)	156

See accompanying notes.

30

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal Capital Appreciation
Amounts in thousands	Account		Real Estate Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$1,680	$2,018	$1,870	$2,266
Net realized gain (loss) on investments and foreign currencies	9,970	(887)	12,729	15,753
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	18,186	12,207	(738)	(9,074)
Net Increase (Decrease) in Net Assets Resulting from Operations	29,836	13,338	13,861	8,945

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,876)	(1,663)	(2,714)	(2,262)
Class 2	(84)	(69)	(35)	(30)
From net realized gain on investments:
Class 1	–	(1,127)	(14,849)	(13,801)
Class 2	–	(60)	(232)	(205)
Total Dividends and Distributions	(1,960)	(2,919)	(17,830)	(16,298)

Capital Share Transactions
Shares sold:
Class 1	3,469	3,089	10,799	18,296
Class 2	799	832	804	2,880
Shares issued in reinvestment of dividends and distributions:
Class 1	1,876	2,790	17,563	16,063
Class 2	84	129	267	235
Shares redeemed:
Class 1	(24,539)	(23,315)	(28,607)	(27,728)
Class 2	(1,180)	(1,580)	(2,387)	(704)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,491)	(18,055)	(1,561)	9,042
Total Increase (Decrease)	8,385	(7,636)	(5,530)	1,689

Net Assets
Beginning of period	154,613	162,249	162,975	161,286
End of period (including undistributed net investment income as set forth below)	$162,998	$154,613	$157,445	$162,975
Undistributed (Overdistributed) Net Investment Income (Loss)	$1,694	$2,001	$2,655	$2,534

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	135	137	506	819
Class 2	31	38	39	129
Shares issued in reinvestment of dividends and distributions:
Class 1	72	119	880	720
Class 2	3	6	13	10
Shares redeemed:
Class 1	(943)	(1,030)	(1,341)	(1,259)
Class 2	(45)	(70)	(112)	(31)
Net Increase (Decrease)	(747)	(800)	(15)	388

See accompanying notes.

31

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			SAM Conservative Balanced
Amounts in thousands	SAM Balanced Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$22,563	$16,289	$6,294	$5,415
Net realized gain (loss) on investments and foreign currencies	36,186	17,456	7,429	1,844
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	51,054	18,450	7,897	5,463
Net Increase (Decrease) in Net Assets Resulting from Operations	109,803	52,195	21,620	12,722

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(14,267)	(14,648)	(4,930)	(4,787)
Class 2	(2,022)	(1,830)	(486)	(401)
From net realized gain on investments:
Class 1	(15,704)	(42,234)	(1,872)	(7,189)
Class 2	(2,492)	(5,993)	(201)	(669)
Total Dividends and Distributions	(34,485)	(64,705)	(7,489)	(13,046)

Capital Share Transactions
Shares sold:
Class 1	16,038	17,710	8,651	12,758
Class 2	10,687	7,262	3,932	995
Shares issued in reinvestment of dividends and distributions:
Class 1	29,971	56,882	6,802	11,976
Class 2	4,514	7,823	687	1,070
Shares redeemed:
Class 1	(105,666)	(124,098)	(33,614)	(34,175)
Class 2	(11,933)	(12,908)	(2,832)	(2,352)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(56,389)	(47,329)	(16,374)	(9,728)
Total Increase (Decrease)	18,929	(59,839)	(2,243)	(10,052)

Net Assets
Beginning of period	769,609	829,448	201,307	211,359
End of period (including undistributed net investment income as set forth below)	$788,538	$769,609	$199,064	$201,307
Undistributed (Overdistributed) Net Investment Income (Loss)	$22,562	$16,288	$6,293	$5,415

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,048	1,215	722	1,101
Class 2	702	500	328	87
Shares issued in reinvestment of dividends and distributions:
Class 1	1,991	3,950	573	1,042
Class 2	303	548	59	94
Shares redeemed:
Class 1	(6,911)	(8,502)	(2,799)	(2,964)
Class 2	(787)	(892)	(238)	(203)
Net Increase (Decrease)	(3,654)	(3,181)	(1,355)	(843)

See accompanying notes.

32

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative Growth
Amounts in thousands	Portfolio		SAM Flexible Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$9,148	$4,841	$7,953	$7,135
Net realized gain (loss) on investments and foreign currencies	17,208	6,596	5,006	1,273
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	32,050	8,423	4,463	6,051
Net Increase (Decrease) in Net Assets Resulting from Operations	58,406	19,860	17,422	14,459

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,240)	(2,733)	(6,479)	(6,448)
Class 2	(1,602)	(1,285)	(654)	(626)
From net realized gain on investments:
Class 1	(4,542)	(10,021)	(1,400)	(3,768)
Class 2	(2,613)	(5,670)	(153)	(397)
Total Dividends and Distributions	(11,997)	(19,709)	(8,686)	(11,239)

Capital Share Transactions
Shares sold:
Class 1	15,368	15,068	13,221	17,181
Class 2	8,409	7,358	5,463	1,602
Shares issued in reinvestment of dividends and distributions:
Class 1	7,782	12,754	7,879	10,216
Class 2	4,215	6,955	807	1,023
Shares redeemed:
Class 1	(27,122)	(27,690)	(30,688)	(34,729)
Class 2	(10,459)	(9,802)	(4,151)	(3,971)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,807)	4,643	(7,469)	(8,678)
Total Increase (Decrease)	44,602	4,794	1,267	(5,458)

Net Assets
Beginning of period	302,531	297,737	216,478	221,936
End of period (including undistributed net investment income as set forth below)	$347,133	$302,531	$217,745	$216,478
Undistributed (Overdistributed) Net Investment Income (Loss)	$9,146	$4,840	$7,952	$7,132

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	827	886	1,032	1,375
Class 2	455	436	429	130
Shares issued in reinvestment of dividends and distributions:
Class 1	420	745	625	820
Class 2	231	411	64	83
Shares redeemed:
Class 1	(1,452)	(1,612)	(2,393)	(2,782)
Class 2	(568)	(579)	(327)	(320)
Net Increase (Decrease)	(87)	287	(570)	(694)

See accompanying notes.

33

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SAM Strategic Growth Portfolio		Short-Term Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations
Net investment income (loss)	$6,555	$3,643	$3,319	$3,181
Net realized gain (loss) on investments and foreign currencies	14,569	6,881	(99)	198
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	32,616	3,587	128	429
Net Increase (Decrease) in Net Assets Resulting from Operations	53,740	14,111	3,348	3,808

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,198)	(2,030)	(3,141)	(3,533)
Class 2	(1,445)	(1,201)	(42)	(47)
From net realized gain on investments:
Class 1	(4,239)	(7,617)	–	–
Class 2	(3,254)	(5,429)	–	–
Total Dividends and Distributions	(11,136)	(16,277)	(3,183)	(3,580)

Capital Share Transactions
Shares sold:
Class 1	14,111	13,805	32,564	41,622
Class 2	9,771	9,704	2,666	1,395
Shares issued in reinvestment of dividends and distributions:
Class 1	6,437	9,647	3,141	3,533
Class 2	4,699	6,630	42	47
Shares redeemed:
Class 1	(26,278)	(19,319)	(47,948)	(35,684)
Class 2	(9,804)	(7,350)	(2,494)	(849)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,064)	13,117	(12,029)	10,064
Total Increase (Decrease)	41,540	10,951	(11,864)	10,292

Net Assets
Beginning of period	248,953	238,002	172,610	162,318
End of period (including undistributed net investment income as set forth below)	$290,493	$248,953	$160,746	$172,610
Undistributed (Overdistributed) Net Investment Income (Loss)	$6,555	$3,643	$3,317	$3,181

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	696	752	12,728	16,232
Class 2	487	533	1,047	545
Shares issued in reinvestment of dividends and distributions:
Class 1	320	521	1,232	1,385
Class 2	236	361	17	19
Shares redeemed:
Class 1	(1,298)	(1,053)	(18,737)	(13,948)
Class 2	(489)	(404)	(976)	(333)
Net Increase (Decrease)	(48)	710	(4,689)	3,900

See accompanying notes.

34

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Account
	Year Ended	Year Ended
	December 31,	December 31,
	2017	2016
Operations
Net investment income (loss)	$770	$2,133
Net realized gain (loss) on investments and foreign currencies	16,365	(4,061)
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	8,266	34,024
Net Increase (Decrease) in Net Assets Resulting from Operations	25,401	32,096

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(766)	(484)
Class 2	(7)	(4)
From net realized gain on investments:
Class 1	–	(8,270)
Class 2	–	(204)
Total Dividends and Distributions	(773)	(8,962)

Capital Share Transactions
Shares sold:
Class 1	8,334	8,874
Class 2	497	353
Shares issued in reinvestment of dividends and distributions:
Class 1	766	8,754
Class 2	7	208
Shares redeemed:
Class 1	(34,375)	(35,635)
Class 2	(666)	(706)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(25,437)	(18,152)
Total Increase (Decrease)	(809)	4,982

Net Assets
Beginning of period	214,849	209,867
End of period (including undistributed net investment income as set forth below)	$214,040	$214,849
Undistributed (Overdistributed) Net Investment Income (Loss)	$893	$2,087

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	532	654
Class 2	31	27
Shares issued in reinvestment of dividends and distributions:
Class 1	50	630
Class 2	1	15
Shares redeemed:
Class 1	(2,177)	(2,644)
Class 2	(43)	(50)
Net Increase (Decrease)	(1,606)	(1,368)

See accompanying notes.

35

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Growth Account, MidCap Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and SmallCap Account, (known as the “Accounts”), are presented herein.

Each of the Accounts is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Accounts was an investment company at all times during the period. The Accounts have not provided financial support, and are not contractually required to provide financial support to any investee.

On May 1, 2017, Principal Management Corporation (formerly, the “Manager”) was merged into Principal Global Investors, LLC (the “Manager”). The merger did not involve a change in actual control or actual management with respect to the investment adviser of the Funds. The personnel responsible for fulfilling the obligations to the Funds pursuant to the investment advisory agreement remain the same.

Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Accounts:

Security Valuation. SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) and Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, MidCap Account, Real Estate Securities Account, Short-Term Income Account, and SmallCap Account invest in combinations of other series of the Fund and Principal Funds, Inc. which are valued at the closing net asset value per share of each respective fund on the day of valuation. In addition, the SAM Portfolios invest in Principal Exchange-Traded Funds, which are valued at fair value. The Accounts also invest in other publicly traded investment funds. Other publicly traded investment funds are valued at the respective fund’s net asset value. The shares of the other series of the Fund, Principal Funds, Inc., Principal Exchange-Traded Funds, and other publicly traded investment funds are referred to as the “Underlying Funds”.
The Accounts (with the exception of the SAM Portfolios) value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

36

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

2. Significant Accounting Policies (Continued)

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts’ net asset values are reflected in the Accounts’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine net asset values, for example weekends and other customary national U.S. holidays, the Accounts’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Accounts’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following accounts held securities denominated in foreign currencies that exceeded 5% of net assets of the account:

Diversified International Account
Euro	24.2%
Japanese Yen	15.3
British Pound Sterling	9.2
Canadian Dollar	9.1
Swiss Franc	7.1

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Accounts allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular account are charged to that account. Other expenses not directly attributed to a particular account are apportioned among the registered investment companies managed by the Manager.

37

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

2. Significant Accounting Policies (Continued)

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the SAM Portfolios, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, MidCap Account, Real Estate Securities Account, Short-Term Income Account, and SmallCap Account (singly, “a Fund of Fund” and collectively, “the Fund of Funds”) bears directly, each of the Fund of Funds indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Fund of Funds may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Fund of Funds will vary. Expenses included in the statements of operations of the Fund of Funds reflect the expenses of each Fund of Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, amortization of premiums and discounts, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, partnership investments, Real Estate Investment Trusts (“REITs”), utilization of earnings and profits distributed to shareholders on redemption of shares, foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as return of capital distributions.

Real Estate Securities Account receives substantial distributions from holdings in REITs. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Accounts intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2017, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the shorter of the fiscal years from 2014-2016 or commencement of the fund’s operations to 2016. No examinations are in progress at this time.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Accounts have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

Gains realized upon the disposition of certain foreign securities held by certain of the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statement of assets and liabilities. At December 31, 2017, Diversified International Account had a deferred tax liability of $51,000 relating to foreign securities.

38

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

2. Significant Accounting Policies (Continued)

Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. As of December 31, 2017, the Fund has adopted the new rules, forms and amendments.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Accounts and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Accounts to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month London InterBank Offered Rate LIBOR rate plus 1.00%). During the year ended December 31, 2017, Diversified International Account, Equity Income Account, Income Account, MidCap Account, Principal Capital Appreciation Account, Short-Term Income Account, and SmallCap Account each loaned to the Facility. The interest income received is included in interest income on the statements of operations.

During the year ended December 31, 2017, accounts borrowing from the Facility were as follows (amounts in thousands):

	Average	Weighted Average
	Outstanding Balance	Interest Rate
Diversified International Account	$21	1.38%
LargeCap Growth Account	1	1.16
MidCap Account	274	1.36
Real Estate Securities Account	62	1.26

The interest expense associated with these borrowings is included in other expenses on the statements of operations.

In addition, the Accounts participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $100 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. The Accounts did not borrow against the line of credit during the year ended December 31, 2017.

Counterparties. The Accounts may be exposed to counterparty risk, or the risk that another party with which the Accounts have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Accounts exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Accounts in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Accounts. If the unpaid amount owed to the Accounts subsequently decreases, the Accounts would be required to return all or a portion of the collateral.

Master Netting Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master netting agreement with a counterparty exceeds a specified threshold.

The financial instruments that are subject to Master Netting Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities.

39

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

3. Operating Policies (Continued)

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Mortgage-Dollar-Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA”), in which the Accounts sell mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Accounts forgo principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Accounts in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the account and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or LIBOR.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the senior floating rate interests, the Accounts may also enter into unfunded loan commitments. All or a portion of the commitments may be unfunded. The Accounts are obligated to fund these commitments at the Borrower’s discretion. Therefore, the Accounts must have funds sufficient to cover its contractual obligation. Unfunded loan commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of December 31, 2017, the Accounts had no unfunded loan commitments outstanding.

40

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

3. Operating Policies (Continued)

To-Be-Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” or when-issued basis. In a TBA or when-issued transaction, the Accounts commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. The performance and risks of each Fund of Fund directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a Fund of Funds allocates to stock funds, the greater the expected risk.

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Fund of Funds, and each of the underlying funds. The Manager is committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of December 31, 2017, the Fund of Funds own the following percentages, in the aggregate, of the outstanding shares of the Accounts listed below:

Total Percentage of
Account	Outstanding Shares Owned
Equity Income Account	33.90%
Government & High Quality Bond Account	39.29
Income Account	93.72
Short-Term Income Account	14.60

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Accounts may invest in U.S. government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government or its agencies. The U.S. government does not guarantee the net asset value of the Accounts’ shares. Some U.S. government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. government.

41

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts may use one or more of the following approaches: market, income and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.

The fair values of these securities are dependent on economic, political and other considerations. The values of the underlying investee securities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

42

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

4. Fair Value (Continued)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a valuation committee (“Valuation Committee”) of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets at least monthly and reports directly to the Board of Directors. A pricing group (“the Pricing Group”) who reports to the Valuation Committee relies on the established pricing policies to determine fair valuation. Included in the pricing policies is an overview of the approved valuation approaches established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Accounts (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each account’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3, except as noted in the Level 3 roll forward.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Accounts' securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Diversified International Account
Common Stocks
Basic Materials		$—	$15,632	$—	$15,632
Communications		3,333	15,733	—	19,066
Consumer, Cyclical		8,002	44,551	—	52,553
Consumer, Non-cyclical		3,798	38,633	—	42,431
Diversified		—	2,165	—	2,165
Energy		8,671	9,324	—	17,995
Financial		13,003	64,781	—	77,784
Industrial		2,526	25,875	—	28,401
Technology		896	27,139	—	28,035
Utilities		—	4,001	—	4,001
Investment Companies*		4,483	—	—	4,483
Preferred Stocks
Diversified		—	1,802	—	1,802
	Total investments in securities $	44,712	$249,636	$—	$294,348

Equity Income Account
Common Stocks*		$588,329	$—	$—	$588,329
Investment Companies*		10,695	—	—	10,695
	Total investments in securities $	599,024	$—	$—	$599,024

Government & High Quality Bond Account
Bonds*		$—	$70,981	$—	$70,981
Investment Companies*		2,862	—	—	2,862
U.S. Government & Government Agency Obligations*		—	169,182	—	169,182
	Total investments in securities $	2,862	$240,163	$—	$243,025

43

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Income Account
Bonds*		$—	$134,320	$—	$134,320
Common Stocks
Energy		1,416	—	—	1,416
Industrial		—	—	3,630	3,630
Convertible Bonds*		—	504	—	504
Investment Companies*		8,980	—	—	8,980
Senior Floating Rate Interests*		—	1,220	—	1,220
U.S. Government & Government Agency Obligations*		—	71,240	—	71,240
	Total investments in securities $	10,396	$207,284	$3,630	$221,310

LargeCap Growth Account
Common Stocks*		$119,584	$—	$—	$119,584
Investment Companies*		1,377	—	—	1,377
	Total investments in securities $	120,961	$—	$—	$120,961

MidCap Account
Common Stocks*		$591,318	$—	$—	$591,318
Investment Companies*		1,423	—	—	1,423
	Total investments in securities $	592,741	$—	$—	$592,741

Principal Capital Appreciation Account
Common Stocks*		$159,561	$—	$—	$159,561
Investment Companies*		3,795	—	—	3,795
	Total investments in securities $	163,356	$—	$—	$163,356

Real Estate Securities Account
Common Stocks*		$156,836	$—	$—	$156,836
Investment Companies*		190	—	—	190
	Total investments in securities $	157,026	$—	$—	$157,026

SAM Balanced Portfolio
Investment Companies*		$788,425	$—	$—	$788,425
	Total investments in securities $	788,425	$—	$—	$788,425

SAM Conservative Balanced Portfolio
Investment Companies*		$199,050	$—	$—	$199,050
	Total investments in securities $	199,050	$—	$—	$199,050

SAM Conservative Growth Portfolio
Investment Companies*		$347,110	$—	$—	$347,110
	Total investments in securities $	347,110	$—	$—	$347,110

SAM Flexible Income Portfolio
Investment Companies*		$217,719	$—	$—	$217,719
	Total investments in securities $	217,719	$—	$—	$217,719

SAM Strategic Growth Portfolio
Investment Companies*		$290,407	$—	$—	$290,407
	Total investments in securities $	290,407	$—	$—	$290,407

Short-Term Income Account
Bonds*		$—	$156,102	$—	$156,102
Investment Companies*		2,438	—	—	2,438
U.S. Government & Government Agency Obligations*		—	1,432	—	1,432
	Total investments in securities $	2,438	$157,534	$—	$159,972

SmallCap Account
Common Stocks*		$211,856	$—	$—	$211,856
Investment Companies*		2,243	—	—	2,243
	Total investments in securities $	214,099	$—	$—	$214,099

*For additional information regarding sector classifications, please see the Schedules of Investments.

44

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

4. Fair Value (Continued)

Certain detailed information is provided for those Accounts with significant investments in Level 3 securities. Quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy is as follows (amounts in thousands):

		Fair Value
		at December
Account	Asset Type	31, 2017	Valuation Technique	Unobservable Input
				Guideline public companies
Income Account	Common Stock	$3,630	Enterprise Valuation Model	(EBITDA multiples of 1.00 –
				1.20x) and discounted cash
				flows (discount rate between
				9.5% - 11.5%)

The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts in thousands):

			Accrued
			Discounts/
			Premiums									Net Change in Unrealized
	Value	Realized	and Change			Proceeds	Transfers			Transfers	Value	Appreciation/(Depreciation)
	December 31,	Gain/	in Unrealized			from	into Level			Out of	December	on Investments Held at
Account	2016	(Loss)	Gain/(Loss)		Purchases	Sales	3	*	Level 3**		31, 2017	December 31, 2017
Income Account
Common Stock
Industrial	$2,675	$—	$955	$	— $	—	$		— $	—	$3,630	$955
Senior Floating Rate
Interests	257	—	5		101	(363)			—	—	—	—
Total	$2,932	$—	$960		$101	$(363)	$		— $	—	$3,630	$955

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading has been halted
2. Securities that have certain restrictions on trading
3. Instances in which a security is not priced by pricing services

**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading resumes
2. Securities where trading restrictions have expired
3. Instances in which a price becomes available from a pricing service

At the end of the period, there were no other Accounts which had a significant Level 3 balance.

45

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

5. Management Agreement and Transactions with Affiliates

Management Services. The Accounts have agreed to pay investment advisory and management fees to the Manager computed at an annual percentage rate of each account’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .25% of aggregate net assets up to the first $1 billion and .20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Thereafter
Equity Income Account	.60%	.55%	.50%	.45%	.40%
MidCap Account	.65	.60	.55	.50	.45
Real Estate Securities Account	.90	.85	.80	.75	.70
SmallCap Account	.85	.80	.75	.70	.65

		Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account	.85%	.80%	.75%	.70%	.65%

	Net Assets of Account (in millions)
	First $200	Next $300	Over $500
Short-Term Income Account	.50%	.45%	.40%

	Net Assets of Account (in millions)
	First $500	Over $500
Principal Capital Appreciation Account	.625%	.50%

		Net Assets of Account
	First $500	Next $500	Next $1	Next $1	Over $3
	million	million	billion	billion	billion
LargeCap Growth Account	.68%	.63%	.61%	.56%	.51%

Net Assets of Accounts (in billions)

	First $2	Over $2
Government & High Quality Bond Account	.50%	.45%
Income Account	.50	.45

The Manager has contractually agreed to reduce Short-Term Income Account’s expenses by .01% through the period ended April 30, 2018.

Amounts owed to the Accounts under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled monthly.

Distribution and Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Accounts. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual distribution fee rate is .25%.

46

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At December 31, 2017, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1	Class 2
Diversified International Account	17,066	40
Equity Income Account	10,165	97
Government & High Quality Bond Account	14,603	145
Income Account	490	83
LargeCap Growth Account	3,346	21
MidCap Account	9,510	—
Principal Capital Appreciation Account	4,695	35
Real Estate Securities Account	7,479	123
SAM Balanced Portfolio	39,560	582
SAM Conservative Balanced Portfolio	14,145	427
SAM Conservative Growth Portfolio	9,371	433
SAM Flexible Income Portfolio	14,405	631
SAM Strategic Growth Portfolio	6,982	237
Short-Term Income Account	52,150	582
SmallCap Account	11,959	59

6. Investment Transactions

For the year ended December 31, 2017, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Accounts were as follows (amounts in thousands):

	Purchases	Sales
Diversified International Account	$116,119	$135,681
Equity Income Account	87,054	132,872
Government & High Quality Bond
Account	51,166	46,968
Income Account	17,849	25,187
LargeCap Growth Account	78,352	85,272
MidCap Account	78,537	206,553
Principal Capital Appreciation Account	44,271	64,472
Real Estate Securities Account	30,881	45,576
SAM Balanced Portfolio	213,138	274,848
SAM Conservative Balanced Portfolio	52,585	68,978
SAM Conservative Growth Portfolio	115,067	114,114
SAM Flexible Income Portfolio	63,191	71,182
SAM Strategic Growth Portfolio	101,803	101,566
Short-Term Income Account	106,478	118,463
SmallCap Account	132,828	153,899

For the year ended December 31, 2017, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts in thousands):

	Purchases	Sales
Government & High Quality Bond Account	$11,925	$12,622
Income Account	1,000	4,472
Short-Term Income Account	3,239	1,999

47

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2017 and December 31, 2016 were as follows (amounts in thousands):

				Long-Term
	Ordinary Income			Capital Gain*		Section 1250 Gain^
	2017	2016		2017	2016	2017	2016
Diversified International Account	$5,068	$5,957	$	— $	— $	— $	—
Equity Income Account	14,151	14,508		24,202	26,735	—	—
Government & High Quality Bond Account	9,895	9,150		—	—	—	—
Income Account	9,530	10,627		—	—	—	—
LargeCap Growth Account	410	285		—	—	—	—
MidCap Account	3,101	2,475		38,016	101,107	—	—
Principal Capital Appreciation Account	1,960	1,732		—	1,187	—	—
Real Estate Securities Account	2,749	2,292		14,834	13,642	247	364
SAM Balanced Portfolio	16,564	16,577		17,921	48,128	—	—
SAM Conservative Balanced Portfolio	5,473	5,226		2,016	7,820	—	—
SAM Conservative Growth Portfolio	4,876	4,023		7,121	15,686	—	—
SAM Flexible Income Portfolio	7,133	7,109		1,553	4,130	—	—
SAM Strategic Growth Portfolio	3,694	3,370		7,442	12,907	—	—
Short-Term Income Account	3,183	3,580		—	—	—	—
SmallCap Account	773	489		—	8,473	—	—

*The Accounts designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

^Unrecaptured Section 1250 gains are gains from the sale of depreciable property that are subject to a maximum tax rate of 25%.

Certain Accounts may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of December 31, 2017, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

							Total
	Undistributed	Undistributed			Net Unrealized	Other	Accumulated
	Ordinary	Long-Term		Accumulated	Appreciation	Temporary	Earnings
	Income	Capital Gains		Losses	(Depreciation)	Differences*	(Deficit)
Diversified International Account	$6,006	$—		$—	$70,021	$—	$76,027
Equity Income Account	13,351	33,348		—	264,247	—	310,946
Government & High Quality Bond Account	8,669	—		(3,087)	(8,302)	(49)	(2,769)
Income Account	8,190	—		(4,094)	10,374	161	14,631
LargeCap Growth Account	255	8,663		—	32,476	—	41,394
MidCap Account	1,316	72,183		—	225,220	—	298,719
Principal Capital Appreciation Account	1,692	8,273		—	61,995	—	71,960
Real Estate Securities Account	2,973	11,571	^	—	35,133	—	49,677
SAM Balanced Portfolio	24,234	34,260		—	118,476	—	176,970
SAM Conservative Balanced Portfolio	6,537	6,842		—	18,712	—	32,091
SAM Conservative Growth Portfolio	10,265	15,433		—	52,447	—	78,145
SAM Flexible Income Portfolio	8,173	4,660		—	16,260	—	29,093
SAM Strategic Growth Portfolio	7,335	14,490		—	37,003	—	58,828
Short-Term Income Account	3,317	—		(103)	(435)	(8)	2,771
SmallCap Account	1,504	12,076		—	42,856	—	56,436

*Represents book-to-tax accounting differences.
^Undistributed Long-Term Capital Gain reported includes $284,000 of undistributed Section 1250 Capital Gains.

48

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Accounts. At December 31, 2017, the Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

Net Capital Loss Carryforward Expiring In:			No Expiration
	2018	Short-Term	Long-Term	Total
Government & High Quality Bond Account	$—	$301	$2,786	$3,087
Income Account	1,584	111	2,399	4,094
Short-Term Income Account	—	68	35	103

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of December 31, 2017, the following Accounts had expired and utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized
Diversified International Account	$84,793	$16,326
Government & High Quality Bond Account	3,887	—
Income Account	389	—
LargeCap Growth Account	—	1,404
Principal Capital Appreciation Account	—	741
Short-Term Income Account	8,298	—
SmallCap Account	—	3,876

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Account’s taxable year subsequent to October 31. For the taxable year ended December 31, 2017, the Accounts do not plan to defer any late-year losses.

Reclassification of Capital Accounts. The Accounts may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Accounts. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Accounts’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2017, the Accounts recorded reclassifications as follows (amounts in thousands):

	Accumulated
	Undistributed Net	Accumulated Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Diversified International Account	$34	$84,759	$(84,793)
Equity Income Account	(619)	(7,569)	8,188
Government & High Quality Bond Account	984	2,903	(3,887)
Income Account	415	(26)	(389)
MidCap Account	(286)	(14,462)	14,748
Principal Capital Appreciation Account	(27)	(356)	383
Real Estate Securities Account	1,000	(1,000)	—
Short-Term Income Account	—	8,298	(8,298)
SmallCap Account	8	(8)	—

49

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017

7. Federal Tax Information (Continued)

Federal Income Tax Basis. At December 31, 2017, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Accounts were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation/(Depreciation)	Income Tax Purposes
Diversified International Account	$71,814	$(1,802)	$70,012	$224,336
Equity Income Account	267,311	(3,064)	264,247	334,777
Government & High Quality Bond Account	2,411	(10,713)	(8,302)	251,327
Income Account	11,875	(1,499)	10,376	210,934
LargeCap Growth Account	32,880	(404)	32,476	88,485
MidCap Account	227,505	(2,284)	225,221	367,520
Principal Capital Appreciation Account	62,478	(484)	61,994	101,362
Real Estate Securities Account	37,431	(2,298)	35,133	121,893
SAM Balanced Portfolio	122,138	(3,662)	118,476	669,949
SAM Conservative Balanced Portfolio	19,681	(969)	18,712	180,338
SAM Conservative Growth Portfolio	54,895	(2,448)	52,447	294,663
SAM Flexible Income Portfolio	17,073	(813)	16,260	201,459
SAM Strategic Growth Portfolio	39,361	(2,358)	37,003	253,404
Short-Term Income Account	751	(1,186)	(435)	160,407
SmallCap Account	49,196	(6,341)	42,855	171,244

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

50

     Schedule of Investments Diversified International Account December 31, 2017

COMMON STOCKS - 97.70%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 0.45%			Computers - 2.08%
Thales SA	12,198	$1,313	Atos SE	9,230	$1,342
			Capgemini SE	8,338	988
Agriculture - 0.25%			Fujitsu Ltd	356,000	2,524
KT&G Corp	6,951	749	Logitech International SA	37,674	1,269
					$6,123
Airlines - 0.69%			Cosmetics & Personal Care - 1.16%
Qantas Airways Ltd	215,983	847	Unilever NV	55,796	3,141
Ryanair Holdings PLC ADR(a)	11,481	1,196	Unilever PLC	5,292	294
		$2,043			$3,435
Apparel - 1.63%			Distribution & Wholesale - 3.23%
LVMH Moet Hennessy Louis Vuitton SE	13,018	3,821	Ferguson PLC	25,847	1,855
Moncler SpA	31,687	990	ITOCHU Corp	117,600	2,192
		$4,811	Mitsubishi Corp	117,100	3,229
Automobile Manufacturers - 3.93%			Sumitomo Corp	131,800	2,236
Ferrari NV	7,591	796			$9,512
Fiat Chrysler Automobiles NV (a)	110,857	1,979	Diversified Financial Services - 2.77%
Honda Motor Co Ltd	70,300	2,399	Amundi SA (c)	12,188	1,032
Maruti Suzuki India Ltd	13,174	2,006	Hana Financial Group Inc	31,516	1,465
Suzuki Motor Corp	28,000	1,621	Indiabulls Housing Finance Ltd	75,906	1,422
Volvo AB - B Shares	149,141	2,777	ORIX Corp	146,300	2,467
		$11,578	Shinhan Financial Group Co Ltd	27,717	1,279
Automobile Parts & Equipment - 0.36%			Zenkoku Hosho Co Ltd	12,000	515
Aisin Seiki Co Ltd	19,000	1,064			$8,180
			Electric - 1.36%
Banks - 12.92%			Enel SpA	228,348	1,404
Banco do Brasil SA	192,300	1,844	Iberdrola SA	233,603	1,808
Bank Negara Indonesia Persero Tbk PT	1,203,600	878	Power Grid Corp of India Ltd	251,659	789
Bank of Montreal	23,200	1,857			$4,001
Bank of Nova Scotia/The	34,000	2,194	Electrical Components & Equipment - 1.66%
CaixaBank SA	332,646	1,546	Brother Industries Ltd	26,200	644
Credicorp Ltd	6,713	1,393	Furukawa Electric Co Ltd	25,500	1,254
Danske Bank A/S	63,541	2,473	OSRAM Licht AG	15,068	1,349
DNB ASA	80,579	1,492	Philips Lighting NV (c)	18,188	667
Erste Group Bank AG (a)	41,241	1,787	Prysmian SpA	29,783	971
Grupo Financiero Banorte SAB de CV	220,700	1,211			$4,885
HDFC Bank Ltd ADR	11,594	1,179	Electronics - 0.73%
HDFC Bank Ltd (b)	7,094	210	Hitachi High-Technologies Corp	19,300	811
ING Groep NV	177,853	3,265	Hoya Corp	27,096	1,350
Lloyds Banking Group PLC	3,077,424	2,822			$2,161
Macquarie Group Ltd	25,561	1,977	Engineering & Construction - 1.76%
Mediobanca SpA	165,091	1,871	ACS Actividades de Construccion y Servicios	52,575	2,054
Mitsubishi UFJ Financial Group Inc	478,349	3,481	SA
Raiffeisen Bank International AG (a)	31,708	1,147
			Vinci SA	30,744	3,138
Sberbank of Russia PJSC ADR	153,262	2,583			$5,192
Swedbank AB	59,822	1,443	Food - 2.34%
Yes Bank Ltd	291,630	1,437	Nestle SA	55,847	4,802
		$38,090	Nichirei Corp	35,000	967
Beverages - 1.34%			X5 Retail Group NV (a)	29,638	1,117
Diageo PLC	77,941	2,857			$6,886
Treasury Wine Estates Ltd	88,511	1,098	Food Service - 0.35%
		$3,955	Compass Group PLC	48,272	1,041
Biotechnology - 0.55%
CSL Ltd	14,870	1,634	Forest Products & Paper - 0.75%
			Mondi PLC	41,417	1,076
Building Materials - 1.12%			UPM-Kymmene OYJ	36,362	1,129
CRH PLC	52,452	1,888			$2,205
Kingspan Group PLC	32,789	1,427	Healthcare - Products - 1.43%
		$3,315	Japan Lifeline Co Ltd	26,200	544
Chemicals - 0.79%			Lonza Group AG (a)	10,267	2,769
Covestro AG (c)	16,838	1,734
			Straumann Holding AG	1,302	918
Wacker Chemie AG	3,093	599			$4,231
		$2,333	Healthcare - Services - 0.35%
Commercial Services - 3.18%			ICON PLC (a)	9,197	1,031
Adecco Group AG	10,787	824
Ashtead Group PLC	90,064	2,416	Holding Companies - Diversified - 0.73%
CCR SA	144,000	701	Melco International Development Ltd	309,000	906
Evotec AG (a)	38,411	618
			Wharf Holdings Ltd/The	365,000	1,259
Intertek Group PLC	13,971	977			$2,165
New Oriental Education & Technology Group	13,111	1,232	Home Builders - 1.72%
Inc ADR			MRV Engenharia e Participacoes SA	144,800	656
Qualicorp SA	113,500	1,061	Persimmon PLC	34,189	1,263
TAL Education Group ADR	51,656	1,535	Sekisui House Ltd	56,332	1,016
		$9,364

See accompanying notes.

51

     Schedule of Investments Diversified International Account December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Home Builders (continued)			Private Equity (continued)
Taylor Wimpey PLC	772,960	$2,150	Wharf Real Estate Investment Co Ltd (a)	224,000	$1,491
		$5,085			$8,068
Insurance - 5.05%			Real Estate - 1.60%
ASR Nederland NV	31,617	1,302	CK Asset Holdings Ltd	222,660	1,941
AXA SA	74,234	2,200	Sun Hung Kai Properties Ltd	72,000	1,199
Hannover Rueck SE	15,968	2,003	Vonovia SE	31,632	1,567
Industrial Alliance Insurance & Financial	13,400	638			$4,707
Services Inc			REITs - 0.77%
Legal & General Group PLC	646,783	2,381	Dexus	125,538	953
Manulife Financial Corp	54,400	1,135	Mirvac Group	720,326	1,317
MS&AD Insurance Group Holdings Inc	30,900	1,042			$2,270
NN Group NV	51,292	2,219	Retail - 4.93%
Swiss Life Holding AG (a)	5,549	1,961	Alimentation Couche-Tard Inc	50,923	2,657
		$14,881	Cie Financiere Richemont SA	30,261	2,741
Internet - 3.06%			Dollarama Inc	22,984	2,872
Alibaba Group Holding Ltd ADR(a)	19,330	3,333	Kering	5,692	2,679
Tencent Holdings Ltd	109,793	5,683	Lojas Renner SA	161,260	1,724
		$9,016	Matsumotokiyoshi Holdings Co Ltd	14,200	583
Investment Companies - 0.54%			Wal-Mart de Mexico SAB de CV	520,722	1,277
Investor AB	34,825	1,588			$14,533
			Semiconductors - 6.10%
Iron & Steel - 1.73%			Infineon Technologies AG	108,311	2,950
POSCO	6,077	1,890	Rohm Co Ltd	16,200	1,784
Vale SA	264,011	3,199	Samsung Electronics Co Ltd	2,494	5,925
		$5,089	Taiwan Semiconductor Manufacturing Co Ltd	596,140	4,565
Leisure Products & Services - 0.25%			Tokyo Electron Ltd	7,200	1,299
Hero MotoCorp Ltd	12,247	725	Ulvac Inc	23,200	1,455
					$17,978
Machinery - Construction & Mining - 1.50%			Software - 1.33%
ABB Ltd	61,912	1,658	Open Text Corp	25,200	896
Hitachi Ltd	356,000	2,762	SAP SE	12,416	1,389
		$4,420	Ubisoft Entertainment SA (a)	21,454	1,649
Machinery - Diversified - 1.07%					$3,934
Duerr AG	6,164	784	Telecommunications - 3.41%
KION Group AG	9,626	829	Deutsche Telekom AG	69,076	1,221
Sumitomo Heavy Industries Ltd	36,700	1,546	Nippon Telegraph & Telephone Corp	36,113	1,698
		$3,159	Orange SA	74,360	1,289
Mining - 2.04%			SK Telecom Co Ltd	4,955	1,235
Glencore PLC (a)	345,525	1,808	SoftBank Group Corp	30,200	2,391
Norsk Hydro ASA	129,765	984	Telekomunikasi Indonesia Persero Tbk PT	3,494,900	1,144
Rio Tinto Ltd	54,643	3,213	Telenor ASA	50,095	1,072
		$6,005			$10,050
Miscellaneous Manufacturers - 0.48%			Toys, Games & Hobbies - 0.73%
Smiths Group PLC	71,259	1,430	Nintendo Co Ltd	6,000	2,161

Oil & Gas - 4.39%			Transportation - 0.86%
Canadian Natural Resources Ltd	46,100	1,647	Canadian National Railway Co	30,628	2,526
Encana Corp	53,900	719
LUKOIL PJSC ADR	22,691	1,293	TOTAL COMMON STOCKS		$288,063
Neste Oyj	17,101	1,095	INVESTMENT COMPANIES - 1.52%	Shares Held	Value (000's)
PTT PCL	112,400	1,508	Money Market Funds - 1.52%
Reliance Industries Ltd	142,970	2,061	Principal Government Money Market Fund (d)	4,483,509	4,483
Suncor Energy Inc	52,000	1,909
TOTAL SA	49,135	2,712	TOTAL INVESTMENT COMPANIES		$4,483
		$12,944	PREFERRED STOCKS - 0.61%	Shares Held	Value (000's)
Pharmaceuticals - 3.78%			Holding Companies - Diversified - 0.61%
Hypermarcas SA	96,406	1,046	Itausa - Investimentos Itau SA 0.06%	552,682	$1,802
Ipsen SA	2,860	340
Novo Nordisk A/S	52,792	2,837	TOTAL PREFERRED STOCKS		$1,802
Recordati SpA	29,858	1,327	Total Investments		$294,348
Roche Holding AG	15,743	3,981	Other Assets and Liabilities - 0.17%		$495
Shire PLC	31,171	1,615	TOTAL NET ASSETS - 100.00%		$294,843
		$11,146
Pipelines - 1.71%
Pembina Pipeline Corp	40,000	1,448	(a) Non-income producing security
Petronet LNG Ltd	164,334	655	(b)		Fair value of these investments is determined in good faith by the Manager
TransCanada Corp	60,573	2,948	under procedures established and periodically reviewed by the Board of
		$5,051	Directors. Certain inputs used in the valuation may be unobservable;
Private Equity - 2.74%			however, each security is evaluated individually for purposes of ASC 820
3i Group PLC	181,995	2,241	which results in not all securities being identified as Level 3 of the fair
Brookfield Asset Management Inc	78,013	3,396	value hierarchy. At the end of the period, the fair value of these securities
Intermediate Capital Group PLC	60,909	940	totaled $210 or 0.07% of net assets.

See accompanying notes.

52

Schedule of Investments
Diversified International Account
December 31, 2017

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $3,433 or 1.16% of net assets.
(d)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Country		Percent
Japan		15.27%
United Kingdom		9.88%
Canada		9.09%
Switzerland		8.34%
France		7.64%
Germany		5.10%
Korea, Republic Of		4.25%
Brazil		4.08%
China		4.00%
India		3.56%
Australia		2.65%
Netherlands		2.53%
Italy		2.50%
Hong Kong		2.31%
United States		2.07%
Sweden		1.97%
Ireland		1.87%
Spain		1.83%
Denmark		1.80%
Russian Federation		1.70%
Taiwan, Province Of China		1.55%
Norway		1.21%
Austria		1.00%
Mexico		0.84%
Finland		0.75%
Indonesia		0.69%
Thailand		0.51%
Peru		0.47%
South Africa		0.37%
Other Assets and Liabilities		0.17%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost	Proceeds		Value
Principal Government Money Market Fund		$—		$5,448	$965		$4,483
		$—		$5,448	$965		$4,483

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund $	1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

53

Schedule of Investments Equity Income Account December 31, 2017

COMMON STOCKS - 98.04%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 0.41%			Machinery - Diversified - 1.26%
Boeing Co/The	8,373	$2,469	Deere & Co	48,314	$7,562

Airlines - 1.24%			Media - 0.36%
Delta Air Lines Inc	133,143	7,456	Walt Disney Co/The	19,876	2,137

Apparel - 1.53%			Miscellaneous Manufacturers - 2.04%
VF Corp	123,747	9,157	3M Co	16,587	3,904
			Parker-Hannifin Corp	41,892	8,361
Automobile Manufacturers - 1.62%					$12,265
PACCAR Inc	136,716	9,718	Oil & Gas - 9.48%
			Chevron Corp	58,690	7,347
Automobile Parts & Equipment - 2.63%			Cimarex Energy Co	83,519	10,190
Autoliv Inc	78,956	10,034	Exxon Mobil Corp	86,963	7,274
Magna International Inc	102,006	5,780	Marathon Petroleum Corp	207,195	13,671
		$15,814	Occidental Petroleum Corp	94,743	6,979
Banks - 9.94%			Royal Dutch Shell PLC - B shares ADR	167,131	11,413
Bank of Nova Scotia/The	184,542	11,908			$56,874
Grupo Financiero Santander Mexico SAB de	348,704	2,549	Pharmaceuticals - 7.57%
CV ADR			Johnson & Johnson	64,692	9,039
JPMorgan Chase & Co	154,200	16,490	Merck & Co Inc	167,631	9,432
PNC Financial Services Group Inc/The	109,917	15,860	Novartis AG ADR	81,492	6,842
US Bancorp	239,415	12,828	Pfizer Inc	260,134	9,422
		$59,635	Roche Holding AG ADR	338,915	10,703
Beverages - 2.06%					$45,438
Coca-Cola Co/The	108,286	4,968	Pipelines - 1.93%
Dr Pepper Snapple Group Inc	76,016	7,378	Enterprise Products Partners LP	436,668	11,576
		$12,346
Chemicals - 2.28%			Private Equity - 2.00%
Air Products & Chemicals Inc	32,631	5,354	KKR & Co LP	569,215	11,988
DowDuPont Inc	55,008	3,918
PPG Industries Inc	37,536	4,385	REITs - 5.13%
		$13,657	Annaly Capital Management Inc	596,289	7,090
Computers - 3.42%			Digital Realty Trust Inc	81,771	9,314
Accenture PLC - Class A	18,239	2,792	Host Hotels & Resorts Inc	312,964	6,212
Apple Inc	98,308	16,637	Simon Property Group Inc	47,497	8,157
International Business Machines Corp	6,983	1,071			$30,773
		$20,500	Retail - 2.31%
Diversified Financial Services - 6.98%			Costco Wholesale Corp	43,180	8,037
BlackRock Inc	27,033	13,887	Starbucks Corp	101,317	5,818
Discover Financial Services	213,785	16,445			$13,855
FNF Group	295,059	11,578	Semiconductors - 3.61%
		$41,910	Applied Materials Inc	75,548	3,862
Electric - 5.33%			Maxim Integrated Products Inc	78,377	4,098
Eversource Energy	127,458	8,053	Microchip Technology Inc	83,379	7,327
NextEra Energy Inc	47,354	7,396	Taiwan Semiconductor Manufacturing Co Ltd	160,841	6,377
WEC Energy Group Inc	122,226	8,119	ADR
Xcel Energy Inc	175,452	8,441			$21,664
		$32,009	Software - 1.79%
Electronics - 1.09%			Fidelity National Information Services Inc	49,914	4,697
Honeywell International Inc	42,631	6,538	Microsoft Corp	70,904	6,065
					$10,762
Food - 4.25%			Telecommunications - 2.89%
Hormel Foods Corp	111,910	4,072	BCE Inc	175,822	8,441
Kraft Heinz Co/The	88,312	6,867	Verizon Communications Inc	168,015	8,893
Kroger Co/The	426,488	11,707			$17,334
Tyson Foods Inc	35,214	2,855	Toys, Games & Hobbies - 2.06%
		$25,501	Hasbro Inc	135,862	12,349
Gas - 1.14%
Sempra Energy	64,109	6,855	Transportation - 1.65%
			Union Pacific Corp	51,976	6,970
Healthcare - Products - 4.50%			United Parcel Service Inc	24,763	2,952
Abbott Laboratories	150,471	8,587			$9,922
Becton Dickinson and Co	36,806	7,879	TOTAL COMMON STOCKS		$588,329
Medtronic PLC	130,919	10,572	INVESTMENT COMPANIES - 1.78%	Shares Held	Value (000's)
		$27,038	Money Market Funds - 1.78%
Insurance - 5.54%			Principal Government Money Market Fund (a)	10,694,934	10,695
Allstate Corp/The	97,666	10,227
Chubb Ltd	95,467	13,950	TOTAL INVESTMENT COMPANIES		$10,695
Fairfax Financial Holdings Ltd	10,469	5,552	Total Investments		$599,024
Swiss Re AG ADR	149,620	3,498	Other Assets and Liabilities - 0.18%		$1,074
		$33,227	TOTAL NET ASSETS - 100.00%		$600,098

See accompanying notes.

54

Schedule of Investments
Equity Income Account
December 31, 2017

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Sector		Percent
Financial		29.59%
Consumer, Non-cyclical		18.38%
Energy		11.41%
Consumer, Cyclical		11.39%
Technology		8.82%
Utilities		6.47%
Industrial		6.45%
Communications		3.25%
Basic Materials		2.28%
Investment Companies		1.78%
Other Assets and Liabilities		0.18%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost	Proceeds		Value
Principal Government Money Market Fund		$—		$13,422	$2,727		$10,695
		$—		$13,422	$2,727		$10,695

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund $	4		$—			$—	$—
	$4		$—			$—	$—
Amounts in thousands.

See accompanying notes.

55

Schedule of Investments
Government & High Quality Bond Account
December 31, 2017

INVESTMENT COMPANIES - 1.17%	Shares Held	Value (000's)		Principal
Money Market Funds - 1.17%			BONDS (continued)	Amount (000's)	Value (000's)
Principal Government Money Market Fund (a)	2,862,485	$2,862	Mortgage Backed Securities (continued)
			Fannie Mae REMICS (continued)
TOTAL INVESTMENT COMPANIES		$2,862	2.00%, 02/25/2040	$969	$951
			3.00%, 04/25/2042	1,112	1,111
BONDS - 29.07%	Principal Amount (000's)	Value (000's)	3.00%, 02/25/2043	544	550
Automobile Asset Backed Securities - 0.35%			3.00%, 01/25/2046	935	942
AmeriCredit Automobile Receivables Trust			3.50%, 01/25/2028(c)	3,247	343
2016-3			3.50%, 01/25/2040(c)	3,714	459
2.24%, 04/08/2022	$860	$855	3.50%, 11/25/2042	2,500	2,609
			4.00%, 12/25/2039(c)	2,034	247
Commercial Mortgage Backed Securities - 9.58%			4.00%, 11/25/2042(c)	2,378	522
CD 2017-CD3 Mortgage Trust			4.00%, 03/25/2045	1,000	1,090
3.98%, 02/10/2050 (b)	1,000	1,025	4.00%, 04/25/2047	618	654
COMM 2014-UBS4 Mortgage Trust			4.50%, 04/25/2045(c)	4,235	1,002
4.62%, 08/10/2047 (b)	1,000	1,006	7.00%, 04/25/2032	148	168
COMM 2014-UBS5 Mortgage Trust			8.70%, 12/25/2019	1	1
4.61%, 09/10/2047 (b)	1,000	1,017	Freddie Mac REMICS
Freddie Mac Multifamily Structured Pass			1.50%, 04/15/2028	1,381	1,335
Through Certificates			1.50%, 05/15/2038(b),(c)	5,602	210
3.29%, 11/25/2027	1,100	1,136	1.79%, 04/15/2040(b),(c)	7,364	407
Ginnie Mae			2.50%, 11/15/2028(c)	4,732	341
0.57%, 12/16/2059 (b),(c)	7,981	492	2.50%, 11/15/2032	1,221	1,198
0.65%, 04/16/2047 (b),(c)	12,814	516	2.50%, 02/15/2043	1,187	1,164
0.68%, 10/16/2054 (b),(c)	12,026	413	3.00%, 11/15/2030(c)	3,286	231
0.68%, 08/16/2055 (b),(c)	8,709	468	3.00%, 06/15/2033(c)	5,952	414
0.73%, 11/16/2045 (b),(c)	22,331	920	3.00%, 11/15/2035	950	941
0.74%, 11/16/2052 (b),(c)	14,920	647	3.00%, 06/15/2040	621	629
0.81%, 09/16/2053 (b),(c)	10,858	471	3.00%, 10/15/2041	497	502
0.82%, 02/16/2053 (b),(c)	12,946	659	3.00%, 04/15/2046	374	376
0.83%, 10/16/2056 (b),(c)	5,262	310	3.50%, 10/15/2027(c)	4,727	489
0.84%, 03/16/2052 (b),(c)	14,356	804	3.50%, 08/15/2040(c)	3,704	423
0.88%, 02/16/2046 (b),(c)	18,630	848	3.50%, 05/15/2043	494	509
0.88%, 02/16/2055 (b),(c)	23,020	739	3.50%, 08/15/2043	1,107	1,130
2.60%, 12/16/2059	1,200	1,171	3.50%, 09/15/2043	1,200	1,217
GS Mortgage Securities Trust 2011-GC5			4.00%, 05/15/2039	4,200	4,369
5.40%, 08/10/2044 (b),(d)	900	881	4.00%, 01/15/2045	1,232	1,311
GS Mortgage Securities Trust 2014-GC20			4.00%, 04/15/2045	556	595
4.86%, 04/10/2047 (b)	300	282	Freddie Mac Strips
GS Mortgage Securities Trust 2014-GC24			1.99%, 02/15/2038(b),(c)	9,069	588
4.53%, 09/10/2047 (b)	1,100	1,122	3.00%, 12/15/2032(c)	7,171	844
JP Morgan Chase Commercial Mortgage			Ginnie Mae
Securities Trust 2011-C5			0.92%, 03/20/2041(b),(c)	3,772	117
5.41%, 08/15/2046 (b),(d)	2,000	2,148	1.00%, 09/20/2037(b),(c)	9,410	395
JP Morgan Chase Commercial Mortgage			3.50%, 12/20/2034(c)	2,126	75
Securities Trust 2013-C16			3.50%, 05/20/2039	165	167
4.91%, 12/15/2046 (b)	1,800	1,914	3.50%, 11/20/2042(c)	2,775	463
WFRBS Commercial Mortgage Trust 2013-			3.50%, 05/20/2043(c)	5,272	968
C14			3.50%, 10/20/2044(c)	6,435	1,051
3.99%, 06/15/2046 (b),(d)	1,000	914	4.00%, 02/20/2044(c)	3,896	715
WFRBS Commercial Mortgage Trust 2014-			4.00%, 04/20/2046(c)	2,682	534
C23			JP Morgan Mortgage Trust 2013-1
4.38%, 10/15/2057 (b)	1,000	1,042	3.00%, 03/25/2043(b),(d)	893	891
WFRBS Commercial Mortgage Trust 2014-			JP Morgan Mortgage Trust 2016-4
LC14			3.50%, 10/25/2046(b),(d)	898	903
4.34%, 03/15/2047 (b)	2,450	2,443	JP Morgan Mortgage Trust 2017-3
		$23,388	3.88%, 08/25/2047(b),(d)	595	593
Home Equity Asset Backed Securities - 0.39%			New Residential Mortgage Loan Trust 2014-
ACE Securities Corp Mortgage Loan Trust			1
Series 2007-D1			5.00%, 01/25/2054(b),(d)	1,678	1,785
6.93%, 02/25/2038 (b),(d)	997	966	New Residential Mortgage Loan Trust 2015-
			2
Mortgage Backed Securities - 18.00%			5.57%, 08/25/2055(b),(d)	1,220	1,290
Fannie Mae Grantor Trust 2005-T1			Sequoia Mortgage Trust 2013-2
1.90%, 05/25/2035	271	266	3.64%, 02/25/2043(b)	815	824
1 Month LIBOR + 0.35%			Sequoia Mortgage Trust 2017-5
Fannie Mae Interest Strip			3.50%, 08/25/2047(b),(d)	375	377
3.50%, 12/25/2043 (b),(c)	2,017	358			$43,936
Fannie Mae REMICS			Other Asset Backed Securities - 0.75%
1.66%, 12/25/2056 (b),(c)	7,797	399	Chase Funding Trust Series 2004-1
1.71%, 05/25/2046 (b),(c)	8,333	376	2.01%, 12/25/2033	98	96
1.72%, 04/25/2045 (b),(c)	6,898	360	1 Month LIBOR + 0.46%
1.74%, 09/25/2055 (b),(c)	11,678	629	CNH Equipment Trust 2016-C
1.80%, 06/25/2045 (b),(c)	8,848	528	1.76%, 09/15/2023	500	493

See accompanying notes.

56

Schedule of Investments
Government & High Quality Bond Account
December 31, 2017

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Other Asset Backed Securities (continued)			Federal Home Loan Mortgage Corporation (FHLMC) (continued)
Towd Point Mortgage Trust 2015-1			6.50%, 05/01/2026	$4	$5
4.25%, 10/25/2053 (b),(d)	$550	$580	6.50%, 01/01/2028	5	6
Towd Point Mortgage Trust 2017-6			6.50%, 03/01/2028	3	4
3.25%, 10/25/2057 (b),(d)	700	667	6.50%, 10/01/2028	20	23
		$1,836	6.50%, 11/01/2028	5	5
TOTAL BONDS		$70,981	6.50%, 12/01/2028	10	11
U.S. GOVERNMENT & GOVERNMENT	Principal		6.50%, 03/01/2029	5	5
AGENCY OBLIGATIONS - 69.30%	Amount (000's)	Value (000's)	6.50%, 07/01/2031	20	22
Federal Home Loan Mortgage Corporation (FHLMC) - 14.08%			6.50%, 08/01/2031	5	6
2.00%, 02/01/2028	$1,323	$1,295	6.50%, 10/01/2031	8	9
2.50%, 02/01/2028	933	938	6.50%, 10/01/2031	10	12
3.00%, 02/01/2027	340	347	6.50%, 12/01/2031	19	21
3.00%, 08/01/2042	857	861	6.50%, 02/01/2032	17	19
3.00%, 10/01/2042	1,188	1,195	6.50%, 05/01/2032	45	51
3.00%, 10/01/2042	637	641	6.50%, 04/01/2035	7	8
3.00%, 10/01/2042	1,261	1,268	7.00%, 09/01/2023	8	8
3.00%, 05/01/2043	883	888	7.00%, 12/01/2023	3	3
3.00%, 10/01/2046	933	938	7.00%, 01/01/2024	4	4
3.00%, 01/01/2047	1,202	1,209	7.00%, 09/01/2027	5	5
3.37%, 09/01/2032	14	15	7.00%, 01/01/2028	49	53
U.S. Treasury 1-Year Note + 2.23%			7.00%, 04/01/2028	19	21
3.50%, 02/01/2032	1,436	1,489	7.00%, 05/01/2028	3	3
3.50%, 04/01/2042	1,961	2,024	7.00%, 10/01/2031	8	9
3.50%, 05/01/2042	678	701	7.00%, 10/01/2031	13	14
3.50%, 07/01/2042	2,483	2,562	7.00%, 04/01/2032	62	69
3.50%, 10/01/2042	675	697	7.50%, 10/01/2030	12	14
3.50%, 02/01/2044	1,055	1,087	7.50%, 02/01/2031	9	11
3.50%, 08/01/2045	1,079	1,118	7.50%, 02/01/2031	3	4
3.50%, 07/01/2046	866	897	7.50%, 02/01/2031	4	5
3.50%, 01/01/2047	2,366	2,446	8.00%, 10/01/2030	19	21
4.00%, 07/01/2042	906	965	8.50%, 07/01/2029	18	19
4.00%, 01/01/2043	1,272	1,343			$34,376
4.00%, 06/01/2043	1,528	1,615	Federal National Mortgage Association (FNMA) - 38.17%
4.00%, 10/01/2045	1,534	1,627	2.00%, 10/01/2027	1,200	1,187
4.00%, 08/01/2047	1,816	1,926	2.00%, 12/01/2031	1,109	1,080
4.50%, 11/01/2043	1,191	1,293	2.50%, 05/01/2027	1,207	1,213
5.00%, 10/01/2025	168	180	2.50%, 06/01/2027	1,480	1,487
5.00%, 02/01/2033	208	225	2.50%, 08/01/2028	1,028	1,033
5.00%, 06/01/2033	199	217	2.50%, 12/01/2031	1,075	1,075
5.00%, 01/01/2034	625	679	3.00%, 05/01/2029	1,113	1,138
5.00%, 07/01/2035	31	34	3.00%, 08/01/2031	2,126	2,173
5.00%, 07/01/2035	14	15	3.00%, 02/01/2037	654	666
5.00%, 07/01/2035	129	140	3.00%, 10/01/2042	1,790	1,800
5.00%, 10/01/2035	64	70	3.00%, 11/01/2042	1,964	1,978
5.50%, 04/01/2018	1	1	3.00%, 11/01/2042	683	685
5.50%, 03/01/2033	145	161	3.00%, 12/01/2042	1,689	1,701
5.50%, 04/01/2038	8	9	3.00%, 01/01/2043	877	881
5.50%, 05/01/2038	52	58	3.00%, 02/01/2043	1,244	1,256
6.00%, 12/01/2023	4	5	3.00%, 04/01/2043	1,135	1,137
6.00%, 05/01/2031	15	17	3.00%, 06/01/2043	2,222	2,238
6.00%, 12/01/2031	17	19	3.00%, 08/01/2043	1,579	1,590
6.00%, 09/01/2032	20	22	3.00%, 09/01/2046	1,781	1,790
6.00%, 11/01/2033	54	61	3.00%, 10/01/2046	1,210	1,214
6.00%, 11/01/2033	38	43	3.00%, 12/01/2046	1,597	1,600
6.00%, 09/01/2034	66	74	3.00%, 12/01/2046	943	947
6.00%, 02/01/2035	65	73	3.00%, 01/01/2047	1,113	1,119
6.00%, 10/01/2036	59	67	3.22%, 07/01/2034	28	30
6.00%, 03/01/2037	50	56	U.S. Treasury 1-Year Note + 2.22%
6.00%, 01/01/2038	112	129	3.28%, 12/01/2032	40	42
6.00%, 01/01/2038	22	24	12 Month LIBOR + 1.57%
6.00%, 04/01/2038	62	70	3.35%, 12/01/2033	153	161
6.50%, 06/01/2018	1	1	12 Month LIBOR + 1.60%
6.50%, 08/01/2021	2	2	3.50%, 08/01/2031	1,106	1,151
6.50%, 12/01/2021	15	16	3.50%, 02/01/2042	1,383	1,434
6.50%, 04/01/2022	18	19	3.50%, 09/01/2042	2,261	2,338
6.50%, 05/01/2022	10	10	3.50%, 11/01/2042	1,590	1,645
6.50%, 05/01/2023	14	15	3.50%, 12/01/2042	1,624	1,682
6.50%, 04/01/2024	4	4	3.50%, 02/01/2043	609	631
6.50%, 04/01/2026	3	3	3.50%, 10/01/2044	752	779
6.50%, 05/01/2026	2	2	3.50%, 11/01/2044	718	744
			3.50%, 03/01/2045	769	796
			3.50%, 03/01/2045	1,706	1,763
			3.50%, 06/01/2045	1,304	1,352

See accompanying notes.

57

Schedule of Investments
Government & High Quality Bond Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
3.50%, 09/01/2045	$1,075	$1,112		6.00%, 03/01/2038	$65	$73
3.50%, 10/01/2045	821	851		6.00%, 08/01/2038	379	427
3.50%, 11/01/2045	845	874		6.50%, 11/01/2023	21	23
3.50%, 01/01/2046	829	859		6.50%, 05/01/2024	11	12
3.50%, 03/01/2046	594	615		6.50%, 09/01/2024	13	15
3.50%, 04/01/2046	1,287	1,333		6.50%, 07/01/2025	11	13
3.50%, 03/01/2047	1,207	1,251		6.50%, 08/01/2025	29	31
4.00%, 01/01/2034	684	722		6.50%, 02/01/2026	5	6
4.00%, 12/01/2040	645	686		6.50%, 03/01/2026	2	2
4.00%, 02/01/2041	1,766	1,876		6.50%, 05/01/2026	3	4
4.00%, 02/01/2042	1,032	1,096		6.50%, 06/01/2026	2	2
4.00%, 08/01/2043	596	633		6.50%, 07/01/2028	10	11
4.00%, 10/01/2043	538	570		6.50%, 09/01/2028	18	20
4.00%, 10/01/2043	515	543		6.50%, 02/01/2029	3	4
4.00%, 04/01/2044	389	414		6.50%, 03/01/2029	6	6
4.00%, 08/01/2044	675	717		6.50%, 04/01/2029	5	5
4.00%, 10/01/2044	1,954	2,058		6.50%, 06/01/2031	11	12
4.00%, 11/01/2044	639	680		6.50%, 06/01/2031	10	11
4.00%, 12/01/2044	1,083	1,153		6.50%, 01/01/2032	4	4
4.00%, 02/01/2045	1,103	1,173		6.50%, 04/01/2032	36	40
4.00%, 08/01/2045	1,028	1,094		6.50%, 08/01/2032	17	19
4.00%, 09/01/2045	2,293	2,439		6.50%, 11/01/2032	26	28
4.00%, 05/01/2046	1,984	2,104		6.50%, 02/01/2033	20	23
4.00%, 07/01/2047	1,248	1,328		6.50%, 12/01/2036	49	55
4.00%, 10/01/2047	1,093	1,161		6.50%, 07/01/2037	47	53
4.50%, 12/01/2019	9	9		6.50%, 07/01/2037	25	27
4.50%, 01/01/2020	50	51		6.50%, 02/01/2038	37	43
4.50%, 08/01/2039	559	605		7.00%, 11/01/2027	3	3
4.50%, 03/01/2042	559	607		7.00%, 08/01/2028	21	24
4.50%, 09/01/2043	967	1,051		7.00%, 12/01/2028	16	17
4.50%, 09/01/2043	2,198	2,389		7.00%, 10/01/2029	18	21
4.50%, 10/01/2043	1,155	1,259		7.00%, 05/01/2031	4	4
4.50%, 11/01/2043	1,281	1,393		7.00%, 11/01/2031	24	25
4.50%, 09/01/2044	639	695		7.50%, 04/01/2022	1	1
4.50%, 12/01/2044	523	569		7.50%, 11/01/2029	14	14
4.50%, 09/01/2045	969	1,051		8.00%, 05/01/2027	10	10
4.50%, 11/01/2045	1,762	1,911		8.00%, 09/01/2027	6	6
5.00%, 01/01/2018	1	1		8.00%, 06/01/2030	2	3
5.00%, 11/01/2018	9	9		8.50%, 10/01/2027	29	29
5.00%, 05/01/2033	1,557	1,716		9.00%, 09/01/2030	3	3
5.00%, 04/01/2035	117	128				$93,192
5.00%, 04/01/2035	154	169		Government National Mortgage Association (GNMA) - 7.22%
5.00%, 07/01/2035	7	7		3.00%, 04/15/2027	644	658
5.00%, 02/01/2038	452	497		3.00%, 11/15/2042	1,209	1,225
5.00%, 02/01/2040	1,700	1,872		3.00%, 12/15/2042	2,112	2,143
5.00%, 07/01/2041	1,338	1,474		3.00%, 02/15/2043	1,809	1,831
5.50%, 07/01/2019	7	7		3.50%, 01/15/2043	1,422	1,480
5.50%, 08/01/2019	4	4		3.50%, 05/15/2043	1,677	1,746
5.50%, 08/01/2019	3	3		3.50%, 06/20/2043	957	997
5.50%, 08/01/2019	4	4		3.50%, 04/20/2045	1,009	1,046
5.50%, 08/01/2019	2	2		3.50%, 09/20/2045	1,419	1,473
5.50%, 08/01/2019	33	33		3.50%, 06/20/2046	134	139
5.50%, 08/01/2019	2	2		3.50%, 02/20/2047	960	996
5.50%, 09/01/2019	14	14		4.00%, 08/15/2041	1,173	1,241
5.50%, 10/01/2019	5	5		4.50%, 07/15/2040	697	742
5.50%, 05/01/2024	12	13		5.00%, 09/15/2033	7	7
5.50%, 05/01/2033	16	17		5.00%, 02/15/2034	383	416
5.50%, 06/01/2033	84	93		5.00%, 09/15/2039	49	54
5.50%, 06/01/2033	96	107		5.50%, 07/20/2033	177	196
5.50%, 09/01/2033	346	385		5.50%, 11/15/2033	44	48
5.50%, 02/01/2037	7	7		5.50%, 03/20/2034	190	210
5.50%, 03/01/2038	198	220		5.50%, 05/20/2035	160	178
5.50%, 03/01/2038	146	163		5.50%, 03/15/2039	90	99
5.50%, 08/01/2038	108	121		6.00%, 04/20/2026	6	7
6.00%, 06/01/2022	19	21		6.00%, 05/20/2026	4	5
6.00%, 11/01/2028	14	16		6.00%, 03/20/2028	3	4
6.00%, 12/01/2031	11	12		6.00%, 06/20/2028	17	20
6.00%, 01/01/2033	70	79		6.00%, 07/20/2028	9	10
6.00%, 05/01/2037	171	187		6.00%, 02/20/2029	10	11
6.00%, 07/01/2037	169	189		6.00%, 03/20/2029	20	23
6.00%, 11/01/2037	7	8		6.00%, 07/20/2029	22	25
6.00%, 12/01/2037	9	10		6.00%, 07/20/2033	146	165
				6.50%, 12/20/2025	11	12

See accompanying notes.

58

Schedule of Investments
Government & High Quality Bond Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)
6.50%, 01/20/2026	$7	$7
6.50%, 02/20/2026	8	9
6.50%, 03/20/2031	13	15
6.50%, 04/20/2031	14	16
7.00%, 01/15/2028	1	1
7.00%, 01/15/2028	1	1
7.00%, 01/15/2028	1	1
7.00%, 01/15/2028	3	3
7.00%, 01/15/2028	5	6
7.00%, 03/15/2028	63	65
7.00%, 05/15/2028	35	37
7.00%, 01/15/2029	15	16
7.00%, 03/15/2029	4	4
7.00%, 05/15/2031	10	11
7.00%, 09/15/2031	32	36
7.00%, 06/15/2032	136	149
7.50%, 01/15/2023	1	1
7.50%, 02/15/2023	1	1
7.50%, 02/15/2023	1	1
7.50%, 04/15/2023	8	9
7.50%, 09/15/2023	3	3
7.50%, 09/15/2023	2	2
7.50%, 10/15/2023	5	5
7.50%, 11/15/2023	3	3
8.00%, 07/15/2026	1	2
8.00%, 08/15/2026	3	3
8.00%, 01/15/2027	1	1
8.00%, 02/15/2027	1	1
		$17,616
U.S. Treasury - 9.83%
2.00%, 02/15/2025	3,300	3,226
2.13%, 12/31/2022	2,400	2,390
3.13%, 05/15/2021	4,500	4,656
4.25%, 11/15/2040	2,550	3,239
4.50%, 02/15/2036	2,000	2,575
5.25%, 11/15/2028	2,800	3,552
6.25%, 08/15/2023	3,600	4,360
		$23,998
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$169,182
Total Investments		$243,025
Other Assets and Liabilities - 0.46%		$1,116
TOTAL NET ASSETS - 100.00%		$244,141

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(c)	Security is an Interest Only Strip.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $11,995 or 4.91% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	87.05%
Government	9.83%
Asset Backed Securities	1.49%
Investment Companies	1.17%
Other Assets and Liabilities	0.46%
TOTAL NET ASSETS	100.00%

See accompanying notes.

59

Schedule of Investments
Government & High Quality Bond Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value		Cost	Proceeds		Value
Principal Government Money Market Fund		$—		$4,256	$1,394		$2,862
		$—		$4,256	$1,394		$2,862

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

60

Schedule of Investments Income Account December 31, 2017

COMMON STOCKS - 2.26%	Shares Held	Value (000's)		Principal
Oil & Gas - 0.63%			BONDS (continued)	Amount (000's) Value (000's)
Linn Energy Inc (a)	17,687	$712	Banks (continued)
W&T Offshore Inc (a)	212,750	704	Wells Fargo & Co
		$1,416	7.98%, 12/31/2049(f),(g)	$2,000	$2,032
Transportation - 1.63%			3 Month LIBOR + 3.77%
Trailer Bridge Inc (a),(b),(c)	25,472	3,630			$17,959
			Beverages - 1.29%
TOTAL COMMON STOCKS		$5,046	Anheuser-Busch InBev Finance Inc
INVESTMENT COMPANIES - 4.03%	Shares Held	Value (000's)	3.65%, 02/01/2026	500	516
Money Market Funds - 4.03%			4.70%, 02/01/2036	500	559
Principal Government Money Market Fund (d)	8,979,754	8,980	Anheuser-Busch InBev Worldwide Inc
			2.50%, 07/15/2022	750	744
TOTAL INVESTMENT COMPANIES		$8,980	7.75%, 01/15/2019	1,000	1,056
	Principal				$2,875
BONDS - 60.21%	Amount (000's)	Value (000's)	Biotechnology - 2.34%
Aerospace & Defense - 0.46%			Amgen Inc
Boeing Co/The			3.63%, 05/15/2022	500	518
8.75%, 08/15/2021	$850	$1,032	3.88%, 11/15/2021	2,000	2,090
			Celgene Corp
Apparel - 0.20%			3.45%, 11/15/2027	500	500
Under Armour Inc			Gilead Sciences Inc
3.25%, 06/15/2026	500	438	3.65%, 03/01/2026	1,000	1,037
			4.40%, 12/01/2021	1,000	1,067
Automobile Floor Plan Asset Backed Securities - 1.12%					$5,212
Ally Master Owner Trust			Chemicals - 0.79%
1.91%, 06/15/2022	1,000	1,003	Airgas Inc
1 Month LIBOR + 0.43%			1.65%, 02/15/2018	1,000	1,000
BMW Floorplan Master Owner Trust			Westlake Chemical Corp
1.98%, 07/15/2020 (e)	1,500	1,503	3.60%, 08/15/2026	250	251
1 Month LIBOR + 0.50%			4.63%, 02/15/2021	500	513
		$2,506			$1,764
Automobile Manufacturers - 0.93%			Commercial Services - 0.60%
American Honda Finance Corp			ERAC USA Finance LLC
1.72%, 11/19/2018	1,000	1,001	7.00%, 10/15/2037(e)	1,000	1,337
3 Month LIBOR + 0.28%
Ford Motor Credit Co LLC			Computers - 0.78%
4.39%, 01/08/2026	500	525	Apple Inc
General Motors Co			2.40%, 05/03/2023	1,750	1,732
4.88%, 10/02/2023	500	541
		$2,067	Credit Card Asset Backed Securities - 0.23%
Banks - 8.05%			Cabela's Credit Card Master Note Trust
Bank of America Corp			2.15%, 07/17/2023	500	506
8.00%, 12/31/2049 (f),(g)	1,000	1,003	1 Month LIBOR + 0.67%
3 Month LIBOR + 3.63%
8.13%, 12/29/2049 (f),(g)	1,000	1,020	Diversified Financial Services - 1.28%
3 Month LIBOR + 3.64%			GE Capital International Funding Co
Bank of New York Mellon Corp/The			Unlimited Co
2.80%, 05/04/2026	500	488	2.34%, 11/15/2020	413	411
Citigroup Inc			Jefferies Group LLC
3.88%, 03/26/2025	1,000	1,024	6.25%, 01/15/2036	1,425	1,620
4.50%, 01/14/2022	1,000	1,064	8.50%, 07/15/2019	750	815
Goldman Sachs Group Inc/The					$2,846
5.38%, 03/15/2020	2,000	2,121	Electric - 6.44%
ING Bank NV			Entergy Louisiana LLC
5.00%, 06/09/2021 (e)	1,000	1,077	3.25%, 04/01/2028	500	503
JPMorgan Chase & Co			Entergy Texas Inc
3.63%, 05/13/2024	1,000	1,040	2.55%, 06/01/2021	500	496
7.90%, 04/29/2049 (f),(g)	1,000	1,012	GenOn Americas Generation LLC
3 Month LIBOR + 3.47%			0.00%, 10/01/2021(a)	1,250	1,203
Morgan Stanley			GenOn Energy Inc
5.50%, 07/28/2021	1,000	1,094	0.00%, 10/15/2020(a)	750	592
6.25%, 08/09/2026	850	1,014	LG&E & KU Energy LLC
PNC Financial Services Group Inc/The			4.38%, 10/01/2021	1,000	1,057
6.75%, 07/29/2049 (f),(g)	2,000	2,220	Metropolitan Edison Co
3 Month LIBOR + 3.68%			3.50%, 03/15/2023(e)	1,000	1,019
SunTrust Bank/Atlanta GA			Oncor Electric Delivery Co LLC
2.75%, 05/01/2023	1,000	991	7.00%, 09/01/2022	2,000	2,363
SunTrust Banks Inc			PacifiCorp
2.70%, 01/27/2022	500	500	5.25%, 06/15/2035	850	1,039
US Bancorp			6.25%, 10/15/2037	500	683
3.60%, 09/11/2024	250	259	Solar Star Funding LLC
			5.38%, 06/30/2035(e)	1,463	1,600
			Southwestern Electric Power Co
			3.55%, 02/15/2022	1,000	1,027

See accompanying notes.

61

Schedule of Investments
Income Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Electric (continued)			Miscellaneous Manufacturers - 0.07%
TransAlta Corp			General Electric Co
4.50%, 11/15/2022	$1,750	$1,769	5.30%, 02/11/2021	$144	$155
Tucson Electric Power Co
3.85%, 03/15/2023	1,000	1,021	Oil & Gas - 4.53%
		$14,372	BG Energy Capital PLC
Electronics - 0.61%			4.00%, 10/15/2021(e)	1,000	1,049
Corning Inc			BP Capital Markets PLC
4.75%, 03/15/2042	750	838	3.25%, 05/06/2022	1,000	1,025
6.63%, 05/15/2019	500	528	Nabors Industries Inc
		$1,366	5.00%, 09/15/2020	1,000	997
Environmental Control - 0.69%			5.50%, 01/15/2023	250	242
Advanced Disposal Services Inc			Petro-Canada
5.63%, 11/15/2024 (e)	500	511	9.25%, 10/15/2021	1,075	1,319
Republic Services Inc			Phillips 66
3.55%, 06/01/2022	1,000	1,031	4.30%, 04/01/2022	1,000	1,063
		$1,542	Rowan Cos Inc
Food - 0.23%			4.88%, 06/01/2022	750	707
Kraft Heinz Foods Co			W&T Offshore Inc
			8.50%, PIK 10.00%, 06/15/2021 (e),(h),(i)	539	415
3.95%, 07/15/2025	500	516	9.00%, PIK 10.75%, 05/15/2020 (e),(h),(i)	604	573
Healthcare - Services - 1.73%			Whiting Petroleum Corp
Encompass Health Corp			5.75%, 03/15/2021	1,250	1,283
5.75%, 11/01/2024	500	512	XTO Energy Inc
HCA Inc			6.75%, 08/01/2037	1,000	1,423
7.50%, 11/06/2033	250	280			$10,096
Roche Holdings Inc			Oil & Gas Services - 2.36%
2.03%, 09/30/2019 (e)	1,000	1,003	Archrock Partners LP / Archrock Partners
3 Month LIBOR + 0.34%			Finance Corp
Surgery Center Holdings Inc			6.00%, 04/01/2021	2,000	2,000
8.88%, 04/15/2021 (e)	2,000	2,070	Schlumberger Holdings Corp
			3.63%, 12/21/2022(e)	500	515
		$3,865	4.00%, 12/21/2025(e)	500	526
Housewares - 0.23%
Newell Brands Inc			Weatherford International Ltd
4.20%, 04/01/2026	500	522	4.50%, 04/15/2022	250	226
			5.13%, 09/15/2020	2,000	1,992
Insurance - 1.86%					$5,259
First American Financial Corp			Other Asset Backed Securities - 2.22%
4.30%, 02/01/2023	2,000	2,057	Drug Royalty II LP 2
			3.48%, 07/15/2023(e)	772	770
Prudential Financial Inc
7.38%, 06/15/2019	1,000	1,074	Drug Royalty III LP 1
8.88%, 06/15/2068 (g)	1,000	1,027	3.86%, 04/15/2027(e)	679	679
3 Month LIBOR + 5.00%			3 Month LIBOR + 2.50%
		$4,158	PFS Financing Corp
			2.06%, 03/15/2021(e)	500	501
Internet - 0.36%			1 Month LIBOR + 0.58%

Amazon.com Inc			2.10%, 04/15/2020 (e)	1,000	1,001
4.05%, 08/22/2047 (e)	750	808	1 Month LIBOR + 0.62%

			Trafigura Securitisation Finance PLC 2017-1
Iron & Steel - 1.16%			2.33%, 12/15/2020(e)	1,000	1,004
Allegheny Technologies Inc
5.95%, 01/15/2021	2,000	2,040	1 Month LIBOR + 0.85%
7.88%, 08/15/2023	500	540	Verizon Owner Trust 2017-3
			1.77%, 04/20/2022(e)	1,000	1,002
		$2,580	1 Month LIBOR + 0.27%
Leisure Products & Services - 0.79%					$4,957
Carnival Corp
7.20%, 10/01/2023	1,475	1,765	Packaging & Containers - 0.52%
			Sealed Air Corp
			6.88%, 07/15/2033(e)	1,000	1,163
Lodging - 0.36%
Boyd Gaming Corp
6.88%, 05/15/2023	750	795	Pharmaceuticals - 0.80%
			AbbVie Inc
Media - 2.86%			2.90%, 11/06/2022	1,000	1,003
21st Century Fox America Inc			Allergan Funding SCS
6.40%, 12/15/2035	1,000	1,329	4.55%, 03/15/2035	750	794
Comcast Corp					$1,797
6.45%, 03/15/2037	2,000	2,699	Pipelines - 3.74%
Time Warner Cable LLC			ANR Pipeline Co
6.55%, 05/01/2037	1,500	1,764	9.63%, 11/01/2021	1,000	1,241
6.75%, 06/15/2039	500	600	Buckeye Partners LP
		$6,392	3.95%, 12/01/2026	500	492
			4.35%, 10/15/2024	500	510
			Columbia Pipeline Group Inc
			4.50%, 06/01/2025	1,000	1,065

See accompanying notes.

62

Schedule of Investments
Income Account
December 31, 2017

	Principal		SENIOR FLOATING RATE INTERESTS -	Principal
BONDS (continued)	Amount (000's)	Value (000's)	0.55%	Amount (000's)	Value(000	's)
Pipelines (continued)			Pipelines - 0.23%
El Paso Natural Gas Co LLC			BCP Renaissance Parent LLC, Term Loan B
7.50%, 11/15/2026	$2,100	$2,601	5.38%, 09/19/2024(j)	$500	$506
Plains All American Pipeline LP / PAA			US LIBOR + 4.00%
Finance Corp
4.50%, 12/15/2026	500	507	Software - 0.32%
Southeast Supply Header LLC			Ivanti Software Inc, Term Loan
4.25%, 06/15/2024 (e)	750	776	10.57%, 01/20/2025 (j)	750	714
Southern Natural Gas Co LLC			US LIBOR + 9.00%
8.00%, 03/01/2032	850	1,152
		$8,344	TOTAL SENIOR FLOATING RATE INTERESTS		$1,220
REITs - 7.99%			U.S. GOVERNMENT & GOVERNMENT	Principal
Alexandria Real Estate Equities Inc			AGENCY OBLIGATIONS - 31.94%	Amount (000's)	Value(000	's)
4.30%, 01/15/2026	1,000	1,048	Federal Home Loan Mortgage Corporation (FHLMC) - 5.00%
4.60%, 04/01/2022	1,250	1,327	3.00%, 10/01/2042	$637	$641
CubeSmart LP			3.00%, 11/01/2042	628	631
4.80%, 07/15/2022	2,000	2,142	3.00%, 12/01/2046	1,523	1,525
HCP Inc			3.50%, 10/01/2041	634	654
3.75%, 02/01/2019	1,000	1,012	3.50%, 04/01/2042	789	814
Healthcare Realty Trust Inc			3.50%, 04/01/2042	1,548	1,598
3.63%, 01/15/2028	1,000	989	3.50%, 04/01/2045	749	773
Hospitality Properties Trust			4.00%, 02/01/2045	469	490
4.65%, 03/15/2024	750	788	4.00%, 02/01/2046	832	870
4.95%, 02/15/2027	1,000	1,055	4.00%, 06/01/2046	866	908
5.00%, 08/15/2022	750	800	4.50%, 06/01/2039	236	254
Kimco Realty Corp			4.50%, 07/01/2039	853	920
6.88%, 10/01/2019	2,000	2,150	4.50%, 12/01/2040	439	468
Omega Healthcare Investors Inc			4.50%, 10/01/2041	480	513
5.25%, 01/15/2026	500	518	5.00%, 08/01/2019	37	37
Physicians Realty LP			5.50%, 01/01/2018	1	1
4.30%, 03/15/2027	1,000	1,017	6.00%, 03/01/2031	10	12
Ventas Realty LP / Ventas Capital Corp			6.00%, 05/01/2032	27	30
3.25%, 08/15/2022	1,750	1,771	9.00%, 01/01/2025	3	3
Welltower Inc					$11,142
6.13%, 04/15/2020	1,000	1,080	Federal National Mortgage Association (FNMA) - 13.81%
Weyerhaeuser Co			3.00%, 03/01/2042	1,028	1,033
4.70%, 03/15/2021	2,000	2,124	3.00%, 03/01/2042	1,137	1,143
		$17,821	3.00%, 05/01/2042	582	585
Savings & Loans - 0.26%			3.00%, 06/01/2042	527	530
First Niagara Financial Group Inc			3.00%, 06/01/2042	1,071	1,077
7.25%, 12/15/2021	500	576	3.50%, 12/01/2040	848	876
			3.50%, 12/01/2041	288	297
Software - 0.90%			3.50%, 03/01/2042	472	487
Oracle Corp			3.50%, 04/01/2042	923	953
2.50%, 05/15/2022	1,000	1,002	3.50%, 02/01/2043	611	631
2.95%, 05/15/2025	1,000	1,004	3.50%, 06/01/2043	965	997
		$2,006	3.50%, 03/01/2045	748	773
Telecommunications - 1.43%			3.50%, 06/01/2045	1,440	1,486
Qwest Corp			3.50%, 11/01/2045	948	977
6.75%, 12/01/2021	2,000	2,154	3.50%, 05/01/2046	856	879
Sprint Corp			4.00%, 03/01/2039	603	634
7.88%, 09/15/2023	250	266	4.00%, 08/01/2040	473	497
Sprint Spectrum Co LLC / Sprint Spectrum Co			4.00%, 09/01/2040	1,151	1,218
II LLC / Sprint Spectrum Co III LLC			4.00%, 10/01/2041	435	456
3.36%, 03/20/2023 (e)	234	236	4.00%, 10/01/2041	628	660
T-Mobile USA Inc			4.00%, 11/01/2041	712	748
6.38%, 03/01/2025	500	535	4.00%, 04/01/2042	389	409
		$3,191	4.00%, 11/01/2043	519	547
Transportation - 0.00%			4.00%, 11/01/2043	1,452	1,536
Trailer Bridge Inc			4.00%, 01/01/2044	1,177	1,241
0.00%, 11/15/2018 (a),(b),(c)	2,000	—	4.00%, 02/01/2044	1,681	1,775
			4.00%, 09/01/2044	504	528
TOTAL BONDS		$134,320	4.00%, 08/01/2046	1,262	1,329
	Principal		4.00%, 01/01/2047	901	944
CONVERTIBLE BONDS - 0.22%	Amount (000's) Value (000's)		4.50%, 08/01/2039	234	253
Insurance - 0.22%			4.50%, 08/01/2040	742	796
AmTrust Financial Services Inc			4.50%, 10/01/2040	695	745
2.75%, 12/15/2044	700	504	4.50%, 12/01/2040	448	483
			4.50%, 08/01/2041	506	542
			4.50%, 05/01/2044	701	747
TOTAL CONVERTIBLE BONDS		$504	4.50%, 06/01/2046	722	768
			4.50%, 05/01/2047	455	485
			5.00%, 08/01/2035	229	249

See accompanying notes.

63

Schedule of Investments
Income Account
December 31, 2017

U.S. GOVERNMENT & GOVERNMENT	Principal		Portfolio Summary (unaudited)
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	Sector	Percent
Federal National Mortgage Association (FNMA) (continued)			Financial	19.66%
5.50%, 06/01/2033	$141	$157	Mortgage Securities	18.81%
5.50%, 02/01/2035	245	272	Government	13.13%
6.00%, 04/01/2032	21	23	Energy	11.49%
6.50%, 04/01/2032	41	45	Consumer, Non-cyclical	6.99%
		$30,811	Utilities	6.44%
Government National Mortgage Association (GNMA) - 0.00%			Communications	4.65%
9.00%, 02/15/2025	3	3	Investment Companies	4.03%
			Industrial	3.98%
U.S. Treasury - 13.13%			Asset Backed Securities	3.57%
1.38%, 11/30/2018	1,000	996	Consumer, Cyclical	2.51%
1.63%, 11/15/2022	2,000	1,949	Technology	2.00%
1.75%, 05/15/2022	2,000	1,968	Basic Materials	1.95%
2.00%, 11/15/2021	1,000	997	Other Assets and Liabilities	0.79%
2.00%, 11/15/2026	1,000	968	TOTAL NET ASSETS	100.00%
2.50%, 05/15/2024	1,000	1,011
2.63%, 11/15/2020	2,000	2,036
2.75%, 02/15/2019	1,000	1,010
2.75%, 02/15/2024	1,000	1,026
2.75%, 11/15/2047	1,000	1,002
2.88%, 05/15/2043	1,000	1,028
2.88%, 08/15/2045	1,000	1,026
3.00%, 11/15/2044	1,000	1,050
3.13%, 05/15/2019	2,000	2,034
3.13%, 05/15/2021	1,000	1,035
3.13%, 08/15/2044	1,000	1,075
3.38%, 05/15/2044	1,000	1,122
3.50%, 02/15/2039	1,000	1,142
3.63%, 02/15/2020	2,000	2,072
3.63%, 02/15/2044	1,000	1,169
3.75%, 08/15/2041	1,000	1,185
3.75%, 11/15/2043	2,000	2,383
		$29,284
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$71,240
Total Investments		$221,310
Other Assets and Liabilities - 0.79%		$1,753
TOTAL NET ASSETS - 100.00%		$223,063

(a)	Non-income producing security
(b)	The value of these investments was determined using significant unobservable inputs.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $3,630 or 1.63% of net assets.
(d)	Affiliated Security. Please see affiliated sub-schedule for transactional information.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $21,138 or 9.48% of net assets.
(f)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(g)	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate and may convert to a variable rate or floating rate in the future.
(h)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(i)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(j)	Rate information disclosed is based on an average weighted rate as of December 31, 2017.

See accompanying notes.

64

Schedule of Investments
Income Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$9,608	$628		$8,980
		$—		$9,608	$628		$8,980

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$3		$—			$—	$—
	$3		$—			$—	$—
Amounts in thousands.

See accompanying notes.

65

Schedule of Investments LargeCap Growth Account December 31, 2017

COMMON STOCKS – 98.91%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Banks – 4.46%			Retail (continued)
Capital One Financial Corp	12,200	$1,215	Wal-Mart Stores Inc	12,252	$1,210
Citizens Financial Group Inc	49,607	2,082			$6,806
SVB Financial Group (a)	8,965	2,096	Semiconductors – 6.33%
		$5,393	Applied Materials Inc	55,683	2,846
Biotechnology - 2.42%			Broadcom Ltd	7,033	1,807
Alexion Pharmaceuticals Inc (a)	9,762	1,167	Lam Research Corp	9,822	1,808
Vertex Pharmaceuticals Inc (a)	11,754	1,762	Micron Technology Inc (a)	29,087	1,196
		$2,929			$7,657
Chemicals – 4.75%			Software – 8.14%
Air Products & Chemicals Inc	7,571	1,242	Activision Blizzard Inc	25,800	1,633
Chemours Co/The	26,597	1,332	Microsoft Corp	43,730	3,741
FMC Corp	20,919	1,980	Red Hat Inc (a)	11,157	1,340
Sherwin-Williams Co/The	2,889	1,185	ServiceNow Inc (a)	14,543	1,896
		$5,739	Take-Two Interactive Software Inc (a)	11,256	1,236
Commercial Services - 5.73%					$9,846
FleetCor Technologies Inc (a)	13,583	2,614	Telecommunications – 1.30%
S&P Global Inc	14,198	2,405	Arista Networks Inc (a)	6,674	1,573
Square Inc (a)	31,577	1,095
Vantiv Inc (a)	11,100	816	Transportation – 3.97%
		$6,930	FedEx Corp	7,901	1,972
Computers – 4.98%			Knight-Swift Transportation Holdings Inc	31,776	1,389
Apple Inc	35,606	6,026	XPO Logistics Inc (a)	15,652	1,433
					$4,794
Cosmetics & Personal Care - 2.40%			TOTAL COMMON STOCKS		$119,584
Estee Lauder Cos Inc/The	22,811	2,903	INVESTMENT COMPANIES - 1.14%	Shares Held	Value(000	's)
			Money Market Funds - 1.14%
Diversified Financial Services – 7.62%			Principal Government Money Market Fund (b)	1,376,726	1,377
Charles Schwab Corp/The	52,021	2,672
Mastercard Inc	17,698	2,679	TOTAL INVESTMENT COMPANIES		$1,377
Visa Inc	33,908	3,866	Total Investments		$120,961
		$9,217	Other Assets and Liabilities - (0.05)%		$(59)
Electrical Components & Equipment – 0.93%			TOTAL NET ASSETS - 100.00%		$120,902
Universal Display Corp	6,475	1,118

Hand & Machine Tools - 1.02%			(a) Non-income producing security
Stanley Black & Decker Inc	7,272	1,234	(b)		Affiliated Security. Please see affiliated sub-schedule for transactional
			information.
Healthcare - Products – 7.41%
Align Technology Inc (a)	5,080	1,129
Baxter International Inc	36,458	2,357
IDEXX Laboratories Inc (a)	6,820	1,066	Portfolio Summary (unaudited)
Intuitive Surgical Inc (a)	7,147	2,608	Sector		Percent
Thermo Fisher Scientific Inc	9,453	1,795	Technology		19.45%
		$8,955	Communications		18.76%
Internet – 17.46%			Consumer, Non-cyclical		17.96%
Alibaba Group Holding Ltd ADR(a)	11,555	1,992	Industrial		13.66%
Alphabet Inc - A Shares (a)	5,084	5,355	Financial		12.08%
Amazon.com Inc (a)	4,899	5,729	Consumer, Cyclical		9.51%
Facebook Inc (a)	28,259	4,987	Basic Materials		4.75%
Netflix Inc (a)	15,882	3,049	Energy		2.74%
		$21,112	Investment Companies		1.14%
Leisure Products & Services – 1.90%			Other Assets and Liabilities		(0.05)%
Royal Caribbean Cruises Ltd	19,287	2,301	TOTAL NET ASSETS		100.00%

Lodging – 1.98%
Wynn Resorts Ltd	14,173	2,389

Machinery - Construction & Mining – 3.47%
Caterpillar Inc	26,597	4,191

Machinery - Diversified – 4.27%
Cummins Inc	7,969	1,408
Deere & Co	13,846	2,167
Rockwell Automation Inc	8,069	1,584
		$5,159
Oil & Gas – 2.74%
Continental Resources Inc/OK (a)	17,749	940
Diamondback Energy Inc (a)	18,787	2,372
		$3,312
Retail – 5.63%
Dollar Tree Inc (a)	24,106	2,587
PVH Corp	12,452	1,709
Urban Outfitters Inc (a)	37,094	1,300

See accompanying notes.

66

Schedule of Investments
LargeCap Growth Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$3,107	$1,730		$1,377
		$—		$3,107	$1,730		$1,377

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

67

Schedule of Investments MidCap Account December 31, 2017

COMMON STOCKS - 99.73%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 3.25%			Lodging - 0.41%
TransDigm Group Inc	70,195	$19,277	Hilton Worldwide Holdings Inc	30,375	$2,426

Banks - 1.08%			Machinery - Diversified - 2.11%
M&T Bank Corp	37,368	6,390	Roper Technologies Inc	48,421	12,541

Beverages - 0.49%			Media - 5.53%
Brown-Forman Corp - B Shares	42,617	2,926	Liberty Broadband Corp - A Shares (a)	26,829	2,282
			Liberty Broadband Corp - C Shares (a)	83,059	7,073
Building Materials - 2.68%			Liberty Global PLC - A Shares (a)	17,556	629
Martin Marietta Materials Inc	50,496	11,162	Liberty Global PLC - C Shares (a)	244,914	8,288
Vulcan Materials Co	36,804	4,724	Liberty Media Corp-Liberty Braves - A Shares	6,136	135
		$15,886	(a)
Chemicals - 4.62%			Liberty Media Corp-Liberty Braves - C Shares	25,741	572
			(a)
Air Products & Chemicals Inc	92,417	15,164
Axalta Coating Systems Ltd (a)	50,761	1,642	Liberty Media Corp-Liberty Formula One - A	17,905	586
Sherwin-Williams Co/The	25,843	10,597	Shares (a)
		$27,403	Liberty Media Corp-Liberty Formula One - C	185,777	6,346
Commercial Services - 14.26%			Shares (a)
AMERCO	7,833	2,960	Liberty Media Corp-Liberty SiriusXM - A	41,238	1,635
Brookfield Business Partners LP	17,461	603	Shares (a)
Ecolab Inc	25,341	3,400	Liberty Media Corp-Liberty SiriusXM - C	131,935	5,233
Gartner Inc (a)	72,834	8,970	Shares (a)
IHS Markit Ltd (a)	212,220	9,582			$32,779
KAR Auction Services Inc	35,276	1,782	Miscellaneous Manufacturers - 1.61%
Live Nation Entertainment Inc (a)	127,989	5,448	Colfax Corp (a)	240,567	9,531
Macquarie Infrastructure Corp	73,168	4,697
Moody's Corp	122,996	18,155	Private Equity - 6.49%
S&P Global Inc	78,264	13,258	Brookfield Asset Management Inc	651,237	28,355
TransUnion (a)	95,957	5,274	Kennedy-Wilson Holdings Inc	55,496	963
Verisk Analytics Inc (a)	108,273	10,394	KKR & Co LP	224,705	4,732
		$84,523	Onex Corp	60,523	4,442
Distribution & Wholesale - 1.01%					$38,492
Fastenal Co	56,878	3,111	Real Estate - 3.07%
HD Supply Holdings Inc (a)	72,730	2,911	Brookfield Property Partners LP	90,477	2,005
			CBRE Group Inc (a)	255,411	11,062
		$6,022	Howard Hughes Corp/The (a)	38,957	5,114
Diversified Financial Services - 1.76%
FNF Group	266,139	10,443			$18,181
			REITs - 5.75%
Electric - 2.51%			Equinix Inc	13,718	6,217
Brookfield Infrastructure Partners LP	269,472	12,075	Forest City Realty Trust Inc	204,292	4,924
Brookfield Renewable Partners LP	80,090	2,796	SBA Communications Corp (a)	140,673	22,980
		$14,871			$34,121
Electronics - 0.52%			Retail - 14.34%
Sensata Technologies Holding NV (a)	60,705	3,103	CarMax Inc (a)	237,200	15,212
			Copart Inc (a)	179,829	7,767
Healthcare - Products - 1.98%			Dollar General Corp	40,799	3,795
DENTSPLY SIRONA Inc	177,957	11,715	Dollar Tree Inc (a)	107,909	11,580
			O'Reilly Automotive Inc (a)	67,299	16,188
Holding Companies - Diversified - 0.28%			Restaurant Brands International Inc	250,238	15,384
Leucadia National Corp	62,804	1,664	Ross Stores Inc	188,102	15,095
					$85,021
Home Builders - 1.36%			Semiconductors - 1.38%
Lennar Corp - A Shares	73,054	4,620	Microchip Technology Inc	92,914	8,165
Lennar Corp - B Shares	1,475	76
NVR Inc (a)	963	3,379	Software - 6.12%
		$8,075	Autodesk Inc (a)	114,137	11,965
Insurance - 11.78%			Black Knight Inc (a)	84,864	3,747
Alleghany Corp (a)	3,099	1,847	CDK Global Inc	42,514	3,030
Aon PLC	149,249	19,999	Fidelity National Information Services Inc	88,101	8,289
Arch Capital Group Ltd (a)	57,906	5,256	Intuit Inc	46,027	7,262
Brown & Brown Inc	94,676	4,872	MSCI Inc	15,572	1,971
Loews Corp	149,782	7,494			$36,264
Markel Corp (a)	17,594	20,042	Telecommunications - 0.84%
Progressive Corp/The	117,554	6,621	EchoStar Corp (a)	22,597	1,353
Trisura Group Ltd (a)	4,276	88	Motorola Solutions Inc	40,520	3,661
White Mountains Insurance Group Ltd	4,256	3,623			$5,014
		$69,842	Textiles - 1.47%
Internet - 3.03%			Mohawk Industries Inc (a)	31,533	8,700
Liberty Expedia Holdings Inc (a)	63,313	2,807
Liberty Ventures (a)	93,748	5,085	TOTAL COMMON STOCKS		$591,318
VeriSign Inc (a)	87,828	10,051
		$17,943

See accompanying notes.

68

Schedule of Investments
MidCap Account
December 31, 2017

INVESTMENT COMPANIES - 0.24%	Shares Held	Value (000's)
Money Market Funds - 0.24%
Principal Government Money Market Fund (b)	1,422,663	$1,423

TOTAL INVESTMENT COMPANIES		$1,423
Total Investments		$592,741
Other Assets and Liabilities - 0.03%		$155
TOTAL NET ASSETS - 100.00%		$592,896

(a) Non-income producing security
(b)		Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)
Sector		Percent
Financial		29.93%
Consumer, Cyclical		18.59%
Consumer, Non-cyclical		16.73%
Industrial		10.17%
Communications		9.40%
Technology		7.50%
Basic Materials		4.62%
Utilities		2.51%
Diversified		0.28%
Investment Companies		0.24%
Other Assets and Liabilities		0.03%
TOTAL NET ASSETS		100.00%

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$1,891	$468		$1,423
		$—		$1,891	$468		$1,423

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

69

     Schedule of Investments Principal Capital Appreciation Account December 31, 2017

COMMON STOCKS - 97.89%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 3.52%			Environmental Control - 1.19%
Boeing Co/The	7,139	$2,105	Waste Connections Inc	27,274	$1,935
Northrop Grumman Corp	8,764	2,690
Teledyne Technologies Inc (a)	5,163	935	Food - 2.06%
		$5,730	General Mills Inc	11,388	675
Airlines - 1.40%			Kroger Co/The	18,355	504
Alaska Air Group Inc	31,050	2,283	McCormick & Co Inc/MD	9,367	955
			Safeway, Inc. - CVR - Casa Ley (a),(b),(c)	825	—
Apparel - 0.99%			Safeway, Inc. - CVR - Property Development	825	—
Deckers Outdoor Corp (a)	8,337	669	Centers (a),(b),(c)
NIKE Inc	15,117	946	Tyson Foods Inc	15,074	1,222
		$1,615			$3,356
Automobile Manufacturers - 0.81%			Gas - 0.37%
PACCAR Inc	18,657	1,326	Sempra Energy	5,584	597

Automobile Parts & Equipment - 1.04%			Hand & Machine Tools - 0.68%
Adient PLC	13,180	1,037	Snap-on Inc	6,342	1,105
Autoliv Inc	5,135	653
		$1,690	Healthcare - Products - 4.60%
Banks - 9.25%			Abbott Laboratories	13,783	786
East West Bancorp Inc	17,650	1,074	Becton Dickinson and Co	8,225	1,761
Goldman Sachs Group Inc/The	4,197	1,069	Bio-Techne Corp	2,661	345
			Edwards Lifesciences Corp (a)	7,184	810
JPMorgan Chase & Co	42,829	4,580
PNC Financial Services Group Inc/The	25,795	3,722	Medtronic PLC	16,510	1,333
US Bancorp	52,340	2,805	Thermo Fisher Scientific Inc	8,668	1,646
			Varian Medical Systems Inc (a)	7,335	815
Wells Fargo & Co	30,152	1,829
		$15,079			$7,496
Beverages - 2.72%			Healthcare - Services - 1.03%
Brown-Forman Corp - B Shares	7,628	524	UnitedHealth Group Inc	5,901	1,301
Dr Pepper Snapple Group Inc	17,412	1,690	Universal Health Services Inc	3,327	377
PepsiCo Inc	18,575	2,227			$1,678
		$4,441	Insurance - 1.36%
Biotechnology - 1.65%			Chubb Ltd	15,131	2,211
Biogen Inc (a)	5,104	1,626
Gilead Sciences Inc	14,767	1,058	Internet - 6.50%
			Alphabet Inc - A Shares (a)	2,533	2,668
		$2,684	Alphabet Inc - C Shares (a)	1,691	1,770
Building Materials - 0.26%			Amazon.com Inc (a)	2,296	2,685
Apogee Enterprises Inc	9,116	417	Facebook Inc (a)	13,687	2,415
			Priceline Group Inc/The (a)	606	1,053
Chemicals - 2.96%
DowDuPont Inc	16,166	1,151			$10,591
FMC Corp	8,512	806	Iron & Steel - 0.42%
HB Fuller Co	23,845	1,284	Reliance Steel & Aluminum Co	7,931	680
Innospec Inc	10,965	774
PPG Industries Inc	6,982	816	Machinery - Diversified - 1.14%
		$4,831	Deere & Co	7,655	1,198
Commercial Services - 1.78%			Roper Technologies Inc	2,533	656
Aaron's Inc	21,717	865			$1,854
KAR Auction Services Inc	20,802	1,051	Media - 3.62%
PayPal Holdings Inc (a)	13,306	980	Comcast Corp - Class A	82,719	3,313
		$2,896	Nexstar Media Group Inc	10,897	852
Computers - 3.98%			Sirius XM Holdings Inc	129,181	692
Apple Inc	38,384	6,496	Walt Disney Co/The	9,753	1,049
					$5,906
Cosmetics & Personal Care - 1.14%			Miscellaneous Manufacturers - 0.30%
Procter & Gamble Co/The	20,304	1,866	Crane Co	3,827	341
			General Electric Co	8,404	147
Distribution & Wholesale - 0.21%					$488
Pool Corp	2,671	346	Oil & Gas - 5.19%
			Chevron Corp	16,448	2,059
Diversified Financial Services - 4.85%			Cimarex Energy Co	26,272	3,206
Ameriprise Financial Inc	16,056	2,721	Exxon Mobil Corp	20,951	1,752
Charles Schwab Corp/The	27,832	1,430	Valero Energy Corp	15,764	1,449
Discover Financial Services	23,891	1,838			$8,466
FNF Group	48,895	1,918	Oil & Gas Services - 0.70%
		$7,907	Schlumberger Ltd	17,008	1,146
Electric - 2.42%
NextEra Energy Inc	13,110	2,047	Pharmaceuticals - 4.98%
Xcel Energy Inc	39,446	1,898	Allergan PLC	4,354	712
		$3,945	Bristol-Myers Squibb Co	13,148	806
Electronics - 0.41%			Johnson & Johnson	21,543	3,010
Waters Corp (a)	3,462	669	McKesson Corp	3,028	472
			Merck & Co Inc	21,886	1,231

See accompanying notes.

70

     Schedule of Investments Principal Capital Appreciation Account December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	(d) Affiliated Security. Please see affiliated sub-schedule for transactional
Pharmaceuticals (continued)			information.
Pfizer Inc	52,059	$1,886
		$8,117
REITs - 3.31%			Portfolio Summary (unaudited)
Alexandria Real Estate Equities Inc	15,536	2,029	Sector	Percent
Essex Property Trust Inc	2,908	702	Consumer, Non-cyclical	19.96%
Host Hotels & Resorts Inc	67,321	1,336	Financial	19.17%
Realty Income Corp	23,445	1,337	Technology	15.93%
		$5,404	Communications	13.60%
Retail - 3.08%			Consumer, Cyclical	8.87%
Chipotle Mexican Grill Inc (a)	581	168
Copart Inc (a)	3,877	167	Industrial	8.30%
			Energy	5.89%
Costco Wholesale Corp	5,571	1,037	Basic Materials	3.38%
CVS Health Corp	11,525	836	Utilities	2.79%
Home Depot Inc/The	9,887	1,874	Investment Companies	2.33%
Starbucks Corp	16,329	938	Other Assets and Liabilities	(0.22)%
		$5,020	TOTAL NET ASSETS	100.00%
Savings & Loans - 0.40%
Washington Federal Inc	19,254	659

Semiconductors - 3.96%
Applied Materials Inc	11,911	609
Broadcom Ltd	4,737	1,217
Intel Corp	5,637	260
Lam Research Corp	5,407	995
Microchip Technology Inc	28,180	2,476
NVIDIA Corp	832	161
QUALCOMM Inc	11,411	731
		$6,449
Software - 7.99%
Adobe Systems Inc (a)	8,224	1,441
Black Knight Inc (a)	24,191	1,068
Fair Isaac Corp	4,829	740
Fidelity National Information Services Inc	12,308	1,158
Microsoft Corp	74,738	6,393
Omnicell Inc (a)	14,271	692
Oracle Corp	21,222	1,003
Red Hat Inc (a)	4,459	536
		$13,031
Telecommunications - 3.48%
AT&T Inc	43,161	1,678
Cisco Systems Inc	65,108	2,494
T-Mobile US Inc (a)	11,950	759
Verizon Communications Inc	13,934	737
		$5,668
Toys, Games & Hobbies - 1.34%
Hasbro Inc	23,990	2,181

Transportation - 0.80%
Expeditors International of Washington Inc	7,105	460
Union Pacific Corp	6,283	842
		$1,302
TOTAL COMMON STOCKS		$159,561
INVESTMENT COMPANIES - 2.33%	Shares Held	Value (000's)
Money Market Funds - 2.33%
Principal Government Money Market Fund (d)	3,794,913	3,795

TOTAL INVESTMENT COMPANIES		$3,795
Total Investments		$163,356
Other Assets and Liabilities - (0.22)%		$(358)
TOTAL NET ASSETS - 100.00%		$162,998

(a)	Non-income producing security
(b)	The value of these investments was determined using significant unobservable inputs.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $0 or 0.00% of net assets.

See accompanying notes.

71

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
	Value		Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$4,098	$303		$3,795
		$—		$4,098	$303		$3,795

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

72

     Schedule of Investments Real Estate Securities Account December 31, 2017

COMMON STOCKS - 99.61%	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Lodging - 4.06%			Sector	Percent
Extended Stay America Inc	60,276	$1,145	Financial	93.14%
Hilton Grand Vacations Inc (a)	26,911	1,129	Consumer, Cyclical	4.06%
Hilton Worldwide Holdings Inc	51,608	4,122	Technology	2.41%
		$6,396	Investment Companies	0.12%
REITs - 93.14%			Other Assets and Liabilities	0.27%
Alexandria Real Estate Equities Inc	46,160	6,028	TOTAL NET ASSETS	100.00%
American Homes 4 Rent	68,440	1,495
American Tower Corp	24,229	3,457
Apartment Investment & Management Co	108,344	4,736
AvalonBay Communities Inc	42,900	7,654
Boston Properties Inc	21,452	2,789
Corporate Office Properties Trust	31,250	912
Crown Castle International Corp	15,140	1,681
CubeSmart	79,929	2,311
DCT Industrial Trust Inc	32,930	1,936
DDR Corp	102,961	922
Duke Realty Corp	159,312	4,335
EPR Properties	32,127	2,103
Equinix Inc	24,759	11,221
Equity LifeStyle Properties Inc	25,430	2,264
Equity Residential	25,087	1,600
Essex Property Trust Inc	32,824	7,923
Extra Space Storage Inc	46,670	4,081
First Industrial Realty Trust Inc	42,672	1,343
GGP Inc	41,643	974
HCP Inc	59,160	1,543
Healthcare Trust of America Inc	60,966	1,831
Host Hotels & Resorts Inc	48,896	971
Hudson Pacific Properties Inc	71,142	2,437
Invitation Homes Inc	323,438	7,623
Kilroy Realty Corp	56,696	4,232
Physicians Realty Trust	134,371	2,417
Prologis Inc	117,854	7,603
Public Storage	15,092	3,154
Regency Centers Corp	69,584	4,814
Saul Centers Inc	13,148	812
Simon Property Group Inc	72,900	12,520
SL Green Realty Corp	33,150	3,346
Spirit Realty Capital Inc	208,980	1,793
STORE Capital Corp	164,575	4,285
Sun Communities Inc	40,482	3,756
Sunstone Hotel Investors Inc	163,121	2,696
Tanger Factory Outlet Centers Inc	58,317	1,546
Terreno Realty Corp	26,700	936
Vornado Realty Trust	20,323	1,589
Welltower Inc	81,775	5,215
Weyerhaeuser Co	50,130	1,768
		$146,652
Software - 2.41%
InterXion Holding NV (a)	64,279	3,788

TOTAL COMMON STOCKS		$156,836
INVESTMENT COMPANIES - 0.12%	Shares Held	Value (000's)
Money Market Funds - 0.12%
Principal Government Money Market Fund (b)	190,084	190

TOTAL INVESTMENT COMPANIES		$190
Total Investments		$157,026
Other Assets and Liabilities - 0.27%		$419
TOTAL NET ASSETS - 100.00%		$157,445

(a)	Non-income producing security
(b)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

See accompanying notes.

73

Schedule of Investments
Real Estate Securities Account
December 31, 2017

Affiliated Securities		December 31, 2016		Purchases		Sales		December 31, 2017
			Value		Cost	Proceeds		Value
Principal Government Money Market Fund			$—		$729	$539		$190
			$—		$729	$539		$190

			Realized Gain/Loss			Realized Gain from		Change in Unrealized
		Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$	— $		—			$—	$—
	$	— $		—			$—	$—
Amounts in thousands.

See accompanying notes.

74

		Schedule of Investments
		SAM Balanced Portfolio
		December 31, 2017

INVESTMENT COMPANIES - 99.99%	Shares Held	Value (000's)
Money Market Funds - 0.29%
Principal Government Money Market Fund (a)	2,303,839	$2,304

Principal Exchange-Traded Funds - 11.80%
Principal Active Global Dividend Income ETF	1,130,000	31,640
(a)
Principal EDGE Active Income ETF (a)	209,300	8,640
Principal U.S. Mega-Cap Multi-Factor Index	1,452,000	37,883
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	469,900	14,900
ETF (a)
		$93,063
Principal Funds, Inc. Class R-6 - 31.22%
Blue Chip Fund (a)	2,315,334	48,993
Diversified Real Asset Fund (a)	2,391,640	27,839
EDGE MidCap Fund (a)	1,698,473	23,184
Global Multi-Strategy Fund (a)	3,231,351	36,482
Global Real Estate Securities Fund (a)	2,323,627	22,121
High Yield Fund (a)	1,586,366	11,818
International Emerging Markets Fund (a)	619,537	18,357
International Small Company Fund (a)	839,267	10,659
Preferred Securities Fund (a)	1,966,642	20,433
Real Estate Debt Income Fund (a)	766,853	7,323
Small-MidCap Dividend Income Fund (a)	1,104,139	18,969
		$246,178
Principal Funds, Inc. Institutional Class - 27.19%
Diversified International Fund (a)	6,621,150	92,034
Inflation Protection Fund (a)	1,459,847	12,453
LargeCap Growth Fund (a)	1,247,944	11,955
LargeCap Value Fund (a)	2,847,943	30,986
Principal Capital Appreciation Fund (a)	193,493	12,120
Short-Term Income Fund (a)	4,511,293	54,812
		$214,360
Principal Variable Contracts Funds, Inc. Class 1 - 29.49%
Equity Income Account (a)	3,559,460	92,831
Government & High Quality Bond Account (a)	4,339,004	42,349
Income Account (a)	9,368,656	97,340
		$232,520
TOTAL INVESTMENT COMPANIES		$788,425
Total Investments		$788,425
Other Assets and Liabilities - 0.01%		$113
TOTAL NET ASSETS - 100.00%		$788,538

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	37.01%
Fixed Income Funds	32.37%
International Equity Funds	22.16%
Specialty Funds	8.16%
Investment Companies	0.29%
Other Assets and Liabilities	0.01%
TOTAL NET ASSETS	100.00%

See accompanying notes.

75

	Schedule of Investments
	SAM Balanced Portfolio
	December 31, 2017

Affiliated Securities	December 31, 2016	Purchases	Sales	December 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$35,616	$1,765	$48,993
Blue Chip Fund (b)	35,512	60	28,793	—
Diversified International Fund(b)	82,941	3,593	15,229	92,034
Diversified Real Asset Fund(b)	—	34,281	34,306	—
Diversified Real Asset Fund(a)	—	32,277	6,404	27,839
EDGE MidCap Fund(a)	—	19,079	441	23,184
EDGE MidCap Fund(b)	16,285	43	13,900	—
Equity Income Account	87,146	10,170	15,160	92,831
Global Diversified Income Fund(b)	15,276	—	15,446	—
Global Multi-Strategy Fund(b)	58,888	4,683	61,630	—
Global Multi-Strategy Fund(a)	—	57,070	25,228	36,482
Global Real Estate Securities Fund (b)	18,837	3,786	22,610	—
Global Real Estate Securities Fund (a)	—	20,727	662	22,121
Government & High Quality Bond Account	39,375	7,803	3,947	42,349
High Yield Fund(b)	16,382	633	15,796	—
High Yield Fund(a)	—	10,849	569	11,818
Income Account	95,970	11,855	11,102	97,340
Inflation Protection Fund (b)	13,387	662	1,724	12,453
International Emerging Markets Fund (b)	17,388	30	18,415	—
International Emerging Markets Fund (a)	—	15,204	1,956	18,357
International Small Company Fund(a)	—	8,782	441	10,659
International Small Company Fund(b)	8,240	758	9,059	—
LargeCap Growth Fund (b)	40,030	1,995	35,910	11,955
LargeCap Value Fund(b)	51,492	7,571	28,478	30,986
MidCap Account	37,207	3	39,975	—
Preferred Securities Fund(b)	15,335	4,910	19,109	—
Preferred Securities Fund(a)	—	19,252	738	20,433
Principal Active Global Dividend Income	—	29,120	—	31,640
ETF
Principal Capital Appreciation Fund (b)	27,149	994	19,164	12,120
Principal EDGE Active Income ETF	8,348	84	—	8,640
Principal Government Money Market Fund	—	2,304	—	2,304
Principal U.S. Mega-Cap Multi-Factor Index	—	36,971	—	37,883
ETF
Principal U.S. Small-Cap Multi-Factor	10,800	2,394	—	14,900
Index ETF
Real Estate Debt Income Fund(b)	7,690	351	8,188	—
Real Estate Debt Income Fund(a)	—	7,861	456	7,323
Short-Term Income Fund(b)	30,348	26,646	2,183	54,812
Small-MidCap Dividend Income Fund(b)	35,393	187	25,405	—
Small-MidCap Dividend Income Fund(a)	—	22,011	15,832	18,969
	$769,419	$440,615	$500,021	$788,425

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$71	$355	$1,261	$14,787
Blue Chip Fund (b)	—	402	—	(7,181)
Diversified International Fund(b)	1,647	821	—	19,908
Diversified Real Asset Fund(b)	—	25	—	—
Diversified Real Asset Fund(a)	622	303	—	1,663
EDGE MidCap Fund(a)	116	50	223	4,496
EDGE MidCap Fund(b)	—	35	—	(2,463)
Equity Income Account	5,958	5,439	—	5,236
Global Diversified Income Fund(b)	—	330	—	(160)
Global Multi-Strategy Fund(b)	—	85	—	(2,026)
Global Multi-Strategy Fund(a)	904	1,363	165	3,277
Global Real Estate Securities Fund (b)	92	(195)	—	182
Global Real Estate Securities Fund (a)	476	(5)	338	2,061
Government & High Quality Bond Account	1,648	(18)	—	(864)
High Yield Fund(b)	312	162	—	(1,381)
High Yield Fund(a)	307	4	—	1,534
Income Account	4,073	324	—	293
Inflation Protection Fund (b)	249	(11)	—	139
International Emerging Markets Fund (b)	—	137	—	860
International Emerging Markets Fund (a)	224	306	—	4,803
International Small Company Fund(a)	458	28	48	2,290
International Small Company Fund(b)	—	27	—	34
LargeCap Growth Fund (b)	405	(3,631)	1,497	9,471
LargeCap Value Fund(b)	2,999	438	3,881	(37)
MidCap Account	—	11,787	—	(9,022)
Preferred Securities Fund(b)	331	(3)	—	(1,133)
Preferred Securities Fund(a)	576	2	32	1,917

See accompanying notes.

76

		Schedule of Investments
SAM Balanced Portfolio
December 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Principal Active Global Dividend Income
ETF	$470	$—	$1	$2,520
Principal Capital Appreciation Fund (b)	164	3,248	750	(107)
Principal EDGE Active Income ETF	470	—	36	208
Principal Government Money Market Fund	1	—	—	—
Principal U.S. Mega-Cap Multi-Factor Index
ETF	91	—	—	912
Principal U.S. Small-Cap Multi-Factor
Index ETF	126	—	—	1,706
Real Estate Debt Income Fund(b)	104	(6)	—	153
Real Estate Debt Income Fund(a)	162	(2)	—	(80)
Short-Term Income Fund(b)	937	—	—	1
Small-MidCap Dividend Income Fund(b)	125	621	—	(10,796)
Small-MidCap Dividend Income Fund(a)	486	4,937	585	7,853
	$24,604	$27,358	$8,817	$51,054
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

77

		Schedule of Investments
		SAM Conservative Balanced Portfolio
		December 31, 2017

INVESTMENT COMPANIES - 99.99%	Shares Held	Value (000's)
Money Market Funds - 0.32%
Principal Government Money Market Fund (a)	633,520	$634

Principal Exchange-Traded Funds - 9.14%
Principal Active Global Dividend Income ETF	158,000	4,424
(a)
Principal EDGE Active Income ETF (a)	126,800	5,234
Principal U.S. Mega-Cap Multi-Factor Index	229,000	5,974
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	81,200	2,575
ETF (a)
		$18,207
Principal Funds, Inc. Class R-6 - 27.77%
Blue Chip Fund (a)	299,817	6,344
Diversified Real Asset Fund (a)	520,093	6,054
EDGE MidCap Fund (a)	320,060	4,369
Global Diversified Income Fund (a)	371,839	5,258
Global Multi-Strategy Fund (a)	717,904	8,105
Global Real Estate Securities Fund (a)	357,949	3,408
High Yield Fund (a)	678,747	5,057
International Emerging Markets Fund (a)	111,150	3,293
International Small Company Fund (a)	133,665	1,698
Preferred Securities Fund (a)	771,217	8,013
Real Estate Debt Income Fund (a)	178,684	1,706
Small-MidCap Dividend Income Fund (a)	114,745	1,971
		$55,276
Principal Funds, Inc. Institutional Class - 27.08%
Diversified International Fund (a)	1,111,214	15,446
Inflation Protection Fund (a)	597,515	5,097
LargeCap Growth Fund (a)	256,539	2,457
LargeCap Value Fund (a)	623,552	6,784
Principal Capital Appreciation Fund (a)	32,377	2,028
Short-Term Income Fund (a)	1,818,080	22,090
		$53,902
Principal Variable Contracts Funds, Inc. Class 1 - 35.68%
Equity Income Account (a)	563,067	14,685
Government & High Quality Bond Account (a)	1,978,341	19,308
Income Account (a)	3,564,753	37,038
		$71,031
TOTAL INVESTMENT COMPANIES		$199,050
Total Investments		$199,050
Other Assets and Liabilities - 0.01%		$14
TOTAL NET ASSETS - 100.00%		$199,064

(a) Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	52.02%
Domestic Equity Funds	23.71%
International Equity Funds	14.19%
Specialty Funds	9.75%
Investment Companies	0.32%
Other Assets and Liabilities	0.01%
TOTAL NET ASSETS	100.00%

See accompanying notes.

78

	Schedule of Investments
	SAM Conservative Balanced Portfolio
	December 31, 2017

Affiliated Securities	December 31, 2016	Purchases	Sales	December 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Blue Chip Fund (a)	$—	$4,725	$227	$6,344
Blue Chip Fund (b)	4,060	66	3,218	—
Diversified International Fund(b)	15,307	768	4,359	15,446
Diversified Real Asset Fund(b)	—	6,055	6,058	—
Diversified Real Asset Fund(a)	—	5,944	245	6,054
EDGE MidCap Fund(a)	—	3,591	135	4,369
EDGE MidCap Fund(b)	3,685	74	3,305	—
Equity Income Account	14,523	2,288	3,837	14,685
Global Diversified Income Fund(a)	—	5,365	392	5,258
Global Diversified Income Fund(b)	6,618	1,629	8,219	—
Global Multi-Strategy Fund(a)	—	9,477	2,084	8,105
Global Multi-Strategy Fund(b)	10,360	122	10,154	—
Global Real Estate Securities Fund (a)	—	3,117	134	3,408
Global Real Estate Securities Fund (b)	3,799	59	3,750	—
Government & High Quality Bond Account	20,427	3,822	4,557	19,308
High Yield Fund(a)	—	4,701	374	5,057
High Yield Fund(b)	10,128	214	9,786	—
Income Account	40,427	3,448	7,131	37,038
Inflation Protection Fund (b)	4,811	786	538	5,097
International Emerging Markets Fund (a)	—	2,638	270	3,293
International Emerging Markets Fund (b)	3,138	39	3,333	—
International Small Company Fund(a)	—	1,602	319	1,698
International Small Company Fund(b)	1,464	229	1,698	—
LargeCap Growth Fund (b)	8,571	480	7,854	2,457
LargeCap Value Fund(b)	11,768	1,847	6,946	6,784
MidCap Account	4,416	21	4,700	—
Preferred Securities Fund(b)	2,875	5,129	7,610	—
Preferred Securities Fund(a)	—	7,743	292	8,013
Principal Active Global Dividend Income	—	3,974	—	4,424
ETF
Principal Capital Appreciation Fund (b)	5,352	229	4,165	2,028
Principal EDGE Active Income ETF	5,106	—	—	5,234
Principal Government Money Market Fund	—	634	—	634
Principal U.S. Mega-Cap Multi-Factor Index	—	5,815	—	5,974
ETF
Principal U.S. Small-Cap Multi-Factor	2,185	65	—	2,575
Index ETF
Real Estate Debt Income Fund(b)	1,936	47	2,018	—
Real Estate Debt Income Fund(a)	—	1,844	120	1,706
Short-Term Income Fund(b)	13,647	10,378	1,944	22,090
Small-MidCap Dividend Income Fund(b)	6,572	50	5,387	—
Small-MidCap Dividend Income Fund(a)	—	2,235	1,850	1,971
	$201,175	$101,250	$117,009	$199,050

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Blue Chip Fund (a)	$9	$69	$163	$1,777
Blue Chip Fund (b)	—	108	—	(1,016)
Diversified International Fund(b)	278	221	—	3,509
Diversified Real Asset Fund(b)	—	3	—	—
Diversified Real Asset Fund(a)	135	6	—	349
EDGE MidCap Fund(a)	22	10	42	903
EDGE MidCap Fund(b)	—	15	—	(469)
Equity Income Account	914	1,497	—	214
Global Diversified Income Fund(a)	144	4	—	281
Global Diversified Income Fund(b)	85	1	—	(29)
Global Multi-Strategy Fund(a)	202	93	37	619
Global Multi-Strategy Fund(b)	—	8	—	(336)
Global Real Estate Securities Fund (a)	73	2	52	423
Global Real Estate Securities Fund (b)	14	(28)	—	(80)
Government & High Quality Bond Account	777	(39)	—	(345)
High Yield Fund(a)	136	10	—	720
High Yield Fund(b)	158	35	—	(591)
Income Account	1,617	83	—	211
Inflation Protection Fund (b)	102	(4)	—	42
International Emerging Markets Fund (a)	40	42	—	883
International Emerging Markets Fund (b)	—	20	—	136
International Small Company Fund(a)	74	35	8	380
International Small Company Fund(b)	—	2	—	3
LargeCap Growth Fund (b)	84	(772)	312	2,032
LargeCap Value Fund(b)	660	142	855	(27)
MidCap Account	—	2,022	—	(1,759)
Preferred Securities Fund(b)	79	(1)	—	(393)

See accompanying notes.

79

		Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Preferred Securities Fund(a)	$231	$—	$13	$562
Principal Active Global Dividend Income
ETF	78	—	—	450
Principal Capital Appreciation Fund (b)	28	696	127	(84)
Principal EDGE Active Income ETF	285	—	22	128
Principal Government Money Market Fund	—	—	—	—
Principal U.S. Mega-Cap Multi-Factor Index
ETF	14	—	—	159
Principal U.S. Small-Cap Multi-Factor
Index ETF	24	—	—	325
Real Estate Debt Income Fund(b)	25	(2)	—	37
Real Estate Debt Income Fund(a)	37	—	—	(18)
Short-Term Income Fund(b)	408	(1)	—	10
Small-MidCap Dividend Income Fund(b)	16	694	—	(1,929)
Small-MidCap Dividend Income Fund(a)	52	766	61	820
	$6,801	$5,737	$1,692	$7,897
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

80

		Schedule of Investments
		SAM Conservative Growth Portfolio
		December 31, 2017

INVESTMENT COMPANIES - 99.99%	Shares Held	Value (000's)
Money Market Funds - 0.15%
Principal Government Money Market Fund (a)	509,203	$509

Principal Exchange-Traded Funds - 12.09%
Principal Active Global Dividend Income ETF	378,000	10,584
(a)
Principal U.S. Mega-Cap Multi-Factor Index	855,300	22,315
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	285,700	9,059
ETF (a)
		$41,958
Principal Funds, Inc. Class R-6 - 33.06%
Blue Chip Fund (a)	1,271,090	26,896
Diversified Real Asset Fund (a)	1,172,313	13,646
EDGE MidCap Fund (a)	1,377,520	18,803
Global Multi-Strategy Fund (a)	507,725	5,732
Global Real Estate Securities Fund (a)	713,941	6,797
International Small Company Fund (a)	493,686	6,270
Multi-Manager Equity Long/Short Fund (a)	876,317	9,429
Origin Emerging Markets Fund (a)	971,416	11,948
Preferred Securities Fund (a)	489,182	5,083
Small-MidCap Dividend Income Fund (a)	591,618	10,164
		$114,768
Principal Funds, Inc. Institutional Class - 33.87%
Diversified International Fund (a)	4,311,738	59,933
LargeCap Growth Fund (a)	1,057,307	10,129
LargeCap Value Fund (a)	2,030,342	22,090
Principal Capital Appreciation Fund (a)	148,601	9,309
Short-Term Income Fund (a)	1,326,929	16,122
		$117,583
Principal Variable Contracts Funds, Inc. Class 1 - 20.82%
Equity Income Account (a)	1,690,262	44,082
Government & High Quality Bond Account (a)	1,005,367	9,813
Income Account (a)	1,770,643	18,397
		$72,292
TOTAL INVESTMENT COMPANIES		$347,110
Total Investments		$347,110
Other Assets and Liabilities - 0.01%		$23
TOTAL NET ASSETS - 100.00%		$347,133

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	49.80%
International Equity Funds	27.52%
Fixed Income Funds	14.22%
Specialty Funds	8.30%
Investment Companies	0.15%
Other Assets and Liabilities	0.01%
TOTAL NET ASSETS	100.00%

See accompanying notes.

81

		Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
	Value			Cost(c)	Proceeds(c)		Value
Blue Chip Fund (a)		$17,832		$273	$15,049		$—
Blue Chip Fund (b)		—		19,926	433		26,896
Diversified International Fund(a)		43,719		9,044	4,819		59,933
Diversified Real Asset Fund(a)		7,386		7,371	15,002		—
Diversified Real Asset Fund(b)		—		13,431	420		13,646
EDGE MidCap Fund(b)		—		16,503	97		18,803
EDGE MidCap Fund(a)		8,269		317	7,411		—
Equity Income Account		35,392		13,047	8,744		44,082
Global Multi-Strategy Fund(a)		8,376		147	8,185		—
Global Multi-Strategy Fund(b)		—		5,255	135		5,732
Global Real Estate Securities Fund (a)		5,866		125	5,770		—
Global Real Estate Securities Fund (b)		—		6,204	92		6,797
Government & High Quality Bond Account		6,976		3,452	386		9,813
High Yield Fund(a)		4,531		—	4,568		—
Income Account		15,626		3,769	1,051		18,397
International Small Company Fund(a)		4,321		760	5,104		—
International Small Company Fund(b)		—		5,237	285		6,270
LargeCap Growth Fund (a)		23,019		2,028	19,585		10,129
LargeCap Value Fund(a)		34,385		5,877	18,432		22,090
MidCap Account		20,049		725	22,645		—
Multi-Manager Equity Long/Short Fund (b)		8,551		762	442		9,429
Origin Emerging Markets Fund(b)		—		9,174	987		11,948
Origin Emerging Markets Fund(a)		10,120		164	11,032		—
Preferred Securities Fund(b)		—		4,898	66		5,083
Preferred Securities Fund(a)		4,396		381	4,751		—
Principal Active Global Dividend Income		—		9,487	—		10,584
ETF
Principal Capital Appreciation Fund (a)		15,498		1,123	9,542		9,309
Principal Government Money Market Fund		—		509	—		509
Principal U.S. Mega-Cap Multi-Factor Index		—		21,775	—		22,315
ETF
Principal U.S. Small-Cap Multi-Factor		6,537		1,446	2		9,059
Index ETF
Short-Term Income Fund(a)		4,445		11,945	261		16,122
Small-MidCap Dividend Income Fund(b)		—		12,704	8,405		10,164
Small-MidCap Dividend Income Fund(a)		17,184		571	13,267		—
		$302,478		$188,430	$186,968		$347,110

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Blue Chip Fund (a)	$—		$104			$—	$(3,160)
Blue Chip Fund (b)	39		56			692	7,347
Diversified International Fund(a)	1,072		123			—	11,866
Diversified Real Asset Fund(a)	—		(166)			—	411
Diversified Real Asset Fund(b)	303		(16)			—	651
EDGE MidCap Fund(b)	94		1			181	2,396
EDGE MidCap Fund(a)	—		6			—	(1,181)
Equity Income Account	2,207		3,024			—	1,363
Global Multi-Strategy Fund(a)	—		225			—	(563)
Global Multi-Strategy Fund(b)	141		2			26	610
Global Real Estate Securities Fund (a)	22		(26)			—	(195)
Global Real Estate Securities Fund (b)	143		2			104	683
Government & High Quality Bond Account	380		(4)			—	(225)
High Yield Fund(a)	11		293			—	(256)
Income Account	783		(26)			—	79
International Small Company Fund(a)	—		5			—	18
International Small Company Fund(b)	270		18			28	1,300
LargeCap Growth Fund (a)	339		(591)			1,254	5,258
LargeCap Value Fund(a)	2,118		414			2,738	(154)
MidCap Account	587		3,817			—	(1,946)
Multi-Manager Equity Long/Short Fund (b)	297		7			178	551
Origin Emerging Markets Fund(b)	110		162			—	3,599
Origin Emerging Markets Fund(a)	—		(56)			—	804
Preferred Securities Fund(b)	142		—			8	251
Preferred Securities Fund(a)	94		—			—	(26)
Principal Active Global Dividend Income
ETF	188		—			—	1,097
Principal Capital Appreciation Fund (a)	125		1,846			569	384
Principal Government Money Market Fund	—		—			—	—
Principal U.S. Mega-Cap Multi-Factor Index
ETF	54		—			—	540
Principal U.S. Small-Cap Multi-Factor
Index ETF	79		—			—	1,078

See accompanying notes.

82

		Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2017

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Short-Term Income Fund(a)	$266	$—	$—	$(7)
Small-MidCap Dividend Income Fund(b)	259	1,797	310	4,068
Small-MidCap Dividend Income Fund(a)	65	103	—	(4,591)
	$10,188	$11,120	$6,088	$32,050
Amounts in thousands.

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

83

		Schedule of Investments
		SAM Flexible Income Portfolio
		December 31, 2017

INVESTMENT COMPANIES - 99.99%	Shares Held	Value (000's)
Money Market Funds - 0.35%
Principal Government Money Market Fund (a)	766,196	$766

Principal Exchange-Traded Funds - 9.69%
Principal Active Global Dividend Income ETF	345,000	9,660
(a)
Principal EDGE Active Income ETF (a)	149,500	6,171
Principal U.S. Mega-Cap Multi-Factor Index	201,700	5,263
ETF (a)
		$21,094
Principal Funds, Inc. Class R-6 - 22.42%
EDGE MidCap Fund (a)	96,460	1,317
Global Diversified Income Fund (a)	765,157	10,819
Global Real Estate Securities Fund (a)	811,303	7,724
High Yield Fund (a)	1,295,677	9,653
International Emerging Markets Fund (a)	26,174	775
Preferred Securities Fund (a)	1,075,520	11,175
Real Estate Debt Income Fund (a)	425,694	4,065
Small-MidCap Dividend Income Fund (a)	191,283	3,286
		$48,814
Principal Funds, Inc. Institutional Class - 22.04%
Diversified International Fund (a)	90,015	1,251
Inflation Protection Fund (a)	1,653,754	14,106
LargeCap Growth Fund (a)	201,211	1,928
LargeCap Value Fund (a)	281,517	3,063
Short-Term Income Fund (a)	2,275,284	27,645
		$47,993
Principal Variable Contracts Funds, Inc. Class 1 - 45.49%
Equity Income Account (a)	705,007	18,387
Government & High Quality Bond Account (a)	2,506,949	24,468
Income Account (a)	5,408,805	56,197
		$99,052
TOTAL INVESTMENT COMPANIES		$217,719
Total Investments		$217,719
Other Assets and Liabilities - 0.01%		$26
TOTAL NET ASSETS - 100.00%		$217,745

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	70.49%
Domestic Equity Funds	15.26%
International Equity Funds	8.92%
Specialty Funds	4.97%
Investment Companies	0.35%
Other Assets and Liabilities	0.01%
TOTAL NET ASSETS	100.00%

See accompanying notes.

84

	Schedule of Investments
	SAM Flexible Income Portfolio
	December 31, 2017

Affiliated Securities	December 31, 2016	Purchases	Sales	December 31, 2017
	Value	Cost(c)	Proceeds(c)	Value
Diversified International Fund(a)	$6,337	$253	$6,687	$1,251
EDGE MidCap Fund(b)	—	1,292	—	1,317
Equity Income Account	19,938	2,890	6,884	18,387
Global Diversified Income Fund(a)	13,973	395	14,280	—
Global Diversified Income Fund(b)	—	10,758	607	10,819
Global Real Estate Securities Fund (b)	—	7,142	320	7,724
Global Real Estate Securities Fund (a)	5,056	2,616	7,477	—
Government & High Quality Bond Account	22,035	5,267	2,297	24,468
High Yield Fund(b)	—	9,169	606	9,653
High Yield Fund(a)	15,931	461	15,602	—
Income Account	65,754	6,709	16,809	56,197
Inflation Protection Fund (a)	9,004	6,418	1,412	14,106
International Emerging Markets Fund (a)	1,994	5	2,234	—
International Emerging Markets Fund (b)	—	1,150	687	775
LargeCap Growth Fund (a)	6,532	418	5,875	1,928
LargeCap Value Fund(a)	6,889	883	4,785	3,063
Preferred Securities Fund(a)	3,242	8,162	10,921	—
Preferred Securities Fund(b)	—	11,180	693	11,175
Principal Active Global Dividend Income	—	9,120	—	9,660
ETF
Principal EDGE Active Income ETF	6,020	—	—	6,171
Principal Government Money Market Fund	—	766	—	766
Principal U.S. Mega-Cap Multi-Factor Index	—	5,120	—	5,263
ETF
Real Estate Debt Income Fund(a)	4,177	129	4,375	—
Real Estate Debt Income Fund(b)	—	4,306	207	4,065
Short-Term Income Fund(a)	19,887	9,730	1,987	27,645
Small-MidCap Dividend Income Fund(a)	9,599	215	8,007	—
Small-MidCap Dividend Income Fund(b)	—	3,445	2,472	3,286
	$216,368	$107,999	$115,224	$217,719

		Realized Gain/Loss	Realized Gain from	Change in Unrealized
	Income	on Investments	Capital Gain Distributions	Gain/Loss
Diversified International Fund(a)	$22	$592	$—	$756
EDGE MidCap Fund(b)	7	—	13	25
Equity Income Account	1,472	1,384	—	1,059
Global Diversified Income Fund(a)	221	(47)	—	(41)
Global Diversified Income Fund(b)	293	4	—	664
Global Real Estate Securities Fund (b)	167	6	118	896
Global Real Estate Securities Fund (a)	32	(21)	—	(174)
Government & High Quality Bond Account	981	(27)	—	(510)
High Yield Fund(b)	257	—	—	1,090
High Yield Fund(a)	287	29	—	(819)
Income Account	2,457	52	—	491
Inflation Protection Fund (a)	282	(12)	—	108
International Emerging Markets Fund (a)	—	42	—	193
International Emerging Markets Fund (b)	9	126	—	186
LargeCap Growth Fund (a)	64	(698)	238	1,551
LargeCap Value Fund(a)	294	(71)	380	147
Preferred Securities Fund(a)	100	(1)	—	(482)
Preferred Securities Fund(b)	324	2	17	686
Principal Active Global Dividend Income
ETF	116	—	1	540
Principal EDGE Active Income ETF	336	—	26	151
Principal Government Money Market Fund	—	—	—	—
Principal U.S. Mega-Cap Multi-Factor Index
ETF	12	—	—	143
Real Estate Debt Income Fund(a)	57	(2)	—	71
Real Estate Debt Income Fund(b)	88	(1)	—	(33)
Short-Term Income Fund(a)	520	(3)	—	18
Small-MidCap Dividend Income Fund(a)	20	1,799	—	(3,606)
Small-MidCap Dividend Income Fund(b)	82	960	100	1,353
	$8,500	$4,113	$893	$4,463
Amounts in thousands.

(a)	Institutional Class
(b)	Class R-6
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

85

		Schedule of Investments
		SAM Strategic Growth Portfolio
		December 31, 2017

INVESTMENT COMPANIES - 99.97%	Shares Held	Value (000's)
Money Market Funds - 0.09%
Principal Government Money Market Fund (a)	253,348	$253

Principal Exchange-Traded Funds - 18.72%
Principal Active Global Dividend Income ETF	498,000	13,944
(a)
Principal EDGE Active Income ETF (a)	258,300	10,662
Principal U.S. Mega-Cap Multi-Factor Index	706,800	18,441
ETF (a)
Principal U.S. Small-Cap Multi-Factor Index	357,800	11,346
ETF (a)
		$54,393
Principal Funds, Inc. Class R-6 - 29.90%
Blue Chip Fund (a)	589,123	12,466
EDGE MidCap Fund (a)	860,608	11,747
Global Multi-Strategy Fund (a)	422,931	4,775
Global Real Estate Securities Fund (a)	1,353,015	12,881
International Small Company Fund (a)	478,208	6,073
Multi-Manager Equity Long/Short Fund (a)	632,141	6,802
Origin Emerging Markets Fund (a)	1,525,177	18,759
Real Estate Debt Income Fund (a)	728,265	6,955
Small-MidCap Dividend Income Fund (a)	372,454	6,399
		$86,857
Principal Funds, Inc. Institutional Class - 39.73%
Diversified International Fund (a)	4,344,077	60,383
LargeCap Growth Fund (a)	1,240,403	11,883
LargeCap Value Fund (a)	1,542,798	16,785
Principal Capital Appreciation Fund (a)	339,606	21,273
Short-Term Income Fund (a)	419,238	5,094
		$115,418
Principal Variable Contracts Funds, Inc. Class 1 - 11.53%
Equity Income Account (a)	1,283,962	33,486

TOTAL INVESTMENT COMPANIES		$290,407
Total Investments		$290,407
Other Assets and Liabilities - 0.03%		$86
TOTAL NET ASSETS - 100.00%		$290,493

(a)	Affiliated Security. Please see affiliated sub-schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	49.50%
International Equity Funds	38.58%
Fixed Income Funds	7.82%
Specialty Funds	3.98%
Investment Companies	0.09%
Other Assets and Liabilities	0.03%
TOTAL NET ASSETS	100.00%

See accompanying notes.

86

		Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
	Value			Cost(c)	Proceeds(c)		Value
Blue Chip Fund (a)		$—		$12,628	$—		$12,466
Diversified International Fund(b)		45,938		8,411	6,351		60,383
EDGE MidCap Fund(b)		5,613		184	5,564		—
EDGE MidCap Fund(a)		—		10,729	35		11,747
Equity Income Account		28,990		13,708	12,537		33,486
Global Multi-Strategy Fund(b)		4,895		176	5,072		—
Global Multi-Strategy Fund(a)		—		4,799	191		4,775
Global Real Estate Securities Fund (b)		9,276		2,720	11,642		—
Global Real Estate Securities Fund (a)		—		11,901	511		12,881
International Small Company Fund(b)		4,674		327	5,039		—
International Small Company Fund(a)		—		5,053	312		6,073
LargeCap Growth Fund (b)		29,139		2,413	24,725		11,883
LargeCap Value Fund(b)		28,220		4,514	16,110		16,785
Multi-Manager Equity Long/Short Fund (a)		5,514		1,476	597		6,802
Origin Emerging Markets Fund(a)		—		14,703	1,252		18,759
Origin Emerging Markets Fund(b)		15,674		352	17,669		—
Principal Active Global Dividend Income		—		12,501	—		13,944
ETF
Principal Capital Appreciation Fund (b)		38,505		2,509	24,870		21,273
Principal EDGE Active Income ETF		9,637		793	—		10,662
Principal Government Money Market Fund		—		253	—		253
Principal U.S. Mega-Cap Multi-Factor Index		—		17,971	—		18,441
ETF
Principal U.S. Small-Cap Multi-Factor		8,013		1,919	—		11,346
Index ETF
Real Estate Debt Income Fund(b)		2,373		5,303	7,708		—
Real Estate Debt Income Fund(a)		—		7,763	797		6,955
Short-Term Income Fund(b)		—		5,254	160		5,094
Small-MidCap Dividend Income Fund(a)		—		8,138	5,875		6,399
Small-MidCap Dividend Income Fund(b)		12,197		358	9,349		—
		$248,658		$156,856	$156,366		$290,407

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Blue Chip Fund (a)	$18		$—			$321	$(162)
Diversified International Fund(b)	1,080		141			—	12,244
EDGE MidCap Fund(b)	—		3			—	(236)
EDGE MidCap Fund(a)	59		(1)			113	1,054
Equity Income Account	1,424		5,666			—	(2,341)
Global Multi-Strategy Fund(b)	—		6			—	(5)
Global Multi-Strategy Fund(a)	118		4			21	163
Global Real Estate Securities Fund (b)	51		(18)			—	(336)
Global Real Estate Securities Fund (a)	279		5			198	1,486
International Small Company Fund(b)	—		16			—	22
International Small Company Fund(a)	262		19			27	1,313
LargeCap Growth Fund (b)	399		(1,659)			1,475	6,715
LargeCap Value Fund(b)	1,623		62			2,100	99
Multi-Manager Equity Long/Short Fund (a)	216		10			129	399
Origin Emerging Markets Fund(a)	173		161			—	5,147
Origin Emerging Markets Fund(b)	—		(97)			—	1,740
Principal Active Global Dividend Income
ETF	247		—			1	1,443
Principal Capital Appreciation Fund (b)	285		2,657			1,298	2,472
Principal EDGE Active Income ETF	547		—			44	232
Principal Government Money Market Fund	—		—			—	—
Principal U.S. Mega-Cap Multi-Factor Index
ETF	44		—			—	470
Principal U.S. Small-Cap Multi-Factor
Index ETF	103		—			—	1,414
Real Estate Debt Income Fund(b)	90		—			—	32
Real Estate Debt Income Fund(a)	158		3			—	(14)
Short-Term Income Fund(b)	77		—			—	—
Small-MidCap Dividend Income Fund(a)	167		1,473			199	2,663
Small-MidCap Dividend Income Fund(b)	42		192			—	(3,398)
	$7,462		$8,643			$5,926	$32,616
Amounts in thousands.

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

87

Schedule of Investments
Short-Term Income Account
December 31, 2017

INVESTMENT COMPANIES - 1.52%	Shares Held	Value (000's)		Principal
Money Market Funds - 1.52%			BONDS (continued)	Amount (000's)	Value (000's)
Principal Government Money Market Fund (a)	2,438,078	$2,438	Automobile Asset Backed Securities (continued)
			CPS Auto Trust
TOTAL INVESTMENT COMPANIES		$2,438	1.50%, 06/15/2020(b)	$248	$247
	Principal		1.68%, 08/17/2020(b)	552	551
BONDS - 97.11%	Amount (000's)	Value (000's)	1.87%, 03/15/2021(b)	185	184
Aerospace & Defense - 1.30%			Ford Credit Auto Owner Trust 2015-REV2
Lockheed Martin Corp			2.44%, 01/15/2027(b)	673	676
1.85%, 11/23/2018	$200	$200	Ford Credit Auto Owner Trust 2016-REV2
Northrop Grumman Corp			2.03%, 12/15/2027(b)	750	739
2.08%, 10/15/2020	150	149	Ford Credit Auto Owner Trust 2017-REV1
2.55%, 10/15/2022	250	248	2.62%, 08/15/2028(b)	500	500
Rockwell Collins Inc			Ford Credit Auto Owner Trust/Ford Credit
2.80%, 03/15/2022	500	501	2014-REV1
3.20%, 03/15/2024	250	252	2.26%, 11/15/2025(b)	173	173
United Technologies Corp			OneMain Direct Auto Receivables Trust 2017-
1.50%, 11/01/2019	400	395	2
1.90%, 05/04/2020	350	346	2.31%, 12/14/2021(b)	670	670
		$2,091	Santander Drive Auto Receivables Trust 2013-
Airlines - 0.70%			3
American Airlines 2013-2 Class A Pass			2.42%, 04/15/2019	55	55
Through Trust			Santander Drive Auto Receivables Trust 2013-
4.95%, 07/15/2024	372	396	5
Continental Airlines 2009-2 Class A Pass			2.73%, 10/15/2019	227	228
Through Trust			Santander Drive Auto Receivables Trust 2014-
7.25%, 05/10/2021	200	216	1
Delta Air Lines 2009-1 Class A Pass Through			2.36%, 04/15/2020	98	98
Trust			2.91%, 04/15/2020	355	356
7.75%, 06/17/2021	171	185	Santander Drive Auto Receivables Trust 2014-
Delta Air Lines 2012-1 Class A Pass Through			2
Trust			2.76%, 02/18/2020	220	221
4.75%, 11/07/2021	309	321	Santander Drive Auto Receivables Trust 2014-
		$1,118	3
Automobile Asset Backed Securities - 7.84%			2.13%, 08/17/2020	57	57
AmeriCredit Automobile Receivables Trust			2.65%, 08/17/2020	115	115
2013-5			Santander Drive Auto Receivables Trust 2014-
2.86%, 12/09/2019	1,202	1,207	5
AmeriCredit Automobile Receivables Trust			2.46%, 06/15/2020	159	159
2014-1			Santander Drive Auto Receivables Trust 2015-
2.15%, 03/09/2020	75	75	1
2.54%, 06/08/2020	875	877	2.57%, 04/15/2021	524	526
AmeriCredit Automobile Receivables Trust			Santander Drive Auto Receivables Trust 2015-
2014-2			2
2.57%, 07/08/2020	395	396	2.44%, 04/15/2021	365	366
AmeriCredit Automobile Receivables Trust			Santander Drive Auto Receivables Trust 2016-
2014-3			3
2.58%, 09/08/2020	100	100	1.34%, 11/15/2019	99	99
Americredit Automobile Receivables Trust			TCF Auto Receivables Owner Trust 2016-
2016-4			PT1
			1.93%, 06/15/2022(b)	638	636
1.34%, 04/08/2020	274	274
AmeriCredit Automobile Receivables Trust			Westlake Automobile Receivables Trust 2015-
2017-4			1
			2.29%, 11/16/2020(b)	66	66
1.83%, 05/18/2021	250	250
Bank of The West Auto Trust 2017-1			Westlake Automobile Receivables Trust 2015-
1.78%, 02/15/2021 (b)	250	250	2
			2.45%, 01/15/2021(b)	106	106
Capital Auto Receivables Asset Trust 2014-1
2.84%, 04/22/2019	51	51	Westlake Automobile Receivables Trust 2016-
Capital Auto Receivables Asset Trust 2014-2			2
			1.57%, 06/17/2019(b)	103	103
2.41%, 05/20/2019	2	2
Capital Auto Receivables Asset Trust 2016-3			Westlake Automobile Receivables Trust 2016-
1.36%, 04/22/2019	25	25	3
			2.07%, 12/15/2021(b)	600	598
Capital Auto Receivables Asset Trust 2017-1
1.76%, 06/22/2020 (b)	500	499	Westlake Automobile Receivables Trust 2017-
CPS Auto Receivables Trust 2013-B			2
			1.80%, 07/15/2020(b)	250	250
1.82%, 09/15/2020 (b)	95	94
CPS Auto Receivables Trust 2013-C					$12,606
4.30%, 08/15/2019 (b)	197	198	Automobile Floor Plan Asset Backed Securities - 0.69%
CPS Auto Receivables Trust 2014-C			Ford Credit Floorplan Master Owner Trust A
3.77%, 08/17/2020 (b)	200	203	1.94%, 11/15/2021	700	704
CPS Auto Receivables Trust 2016-B			1 Month LIBOR + 0.46%
2.07%, 11/15/2019 (b)	48	48	Nissan Master Owner Trust Receivables
CPS Auto Receivables Trust 2016-C			1.80%, 10/17/2022	400	401
1.62%, 01/15/2020 (b)	278	278	1 Month LIBOR + 0.32%
					$1,105

See accompanying notes.

88

Schedule of Investments
Short-Term Income Account
December 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Automobile Manufacturers - 1.81%			Banks (continued)
Daimler Finance North America LLC			JPMorgan Chase & Co	(continued)
1.75%, 10/30/2019 (b)	$350	$346	2.30%, 08/15/2021		$500	$496
Ford Motor Credit Co LLC			2.59%, 10/24/2023		500	513
2.02%, 05/03/2019	400	398	3 Month LIBOR + 1.23%
3.34%, 03/28/2022	500	506	4.25%, 10/15/2020		750	786
PACCAR Financial Corp			KeyBank NA/Cleveland OH
1.45%, 03/09/2018	336	336	1.70%, 06/01/2018		500	500
2.20%, 09/15/2019	323	324	2.35%, 03/08/2019		650	651
Toyota Motor Credit Corp			2.40%, 06/09/2022		400	395
1.20%, 04/06/2018	400	399	Morgan Stanley
2.10%, 01/17/2019	200	200	1.88%, 01/05/2018		336	336
2.60%, 01/11/2022	400	402	2.13%, 04/25/2018		250	250
		$2,911	2.76%, 04/21/2021		600	616
Banks - 20.43%			3 Month LIBOR + 1.40%
Bank of America Corp			2.76%, 10/24/2023		1,400	1,440
2.50%, 10/21/2022	500	495	3 Month LIBOR + 1.40%
2.52%, 01/20/2023	1,750	1,786	5.50%, 07/24/2020		500	536
3 Month LIBOR + 1.16%			PNC Bank NA
2.60%, 01/15/2019	73	73	1.87%, 07/27/2022		400	401
2.63%, 10/19/2020	250	252	3 Month LIBOR + 0.50%
2.88%, 04/24/2023 (c)	250	250	2.00%, 05/19/2020		500	496
3 Month LIBOR + 1.02%			2.45%, 07/28/2022		600	595
3.00%, 12/20/2023 (b),(c)	430	431	6.88%, 04/01/2018		250	253
3 Month LIBOR + 0.79%			State Street Corp
Bank of New York Mellon Corp/The			3.10%, 05/15/2023		688	694
2.20%, 05/15/2019	673	674	SunTrust Bank/Atlanta GA
2.43%, 10/30/2023	500	514	2.25%, 01/31/2020		400	399
3 Month LIBOR + 1.05%			2.45%, 08/01/2022		600	592
2.50%, 04/15/2021	300	301	7.25%, 03/15/2018		851	860
BB&T Corp			SunTrust Banks Inc
1.99%, 04/01/2022	100	101	2.90%, 03/03/2021		500	506
3 Month LIBOR + 0.65%			UBS AG/London
2.04%, 02/01/2019	336	338	2.10%, 06/08/2020(b)		250	251
3 Month LIBOR + 0.66%			3 Month LIBOR + 0.58%
2.05%, 05/10/2021	200	197	2.20%, 06/08/2020(b)		250	248
Branch Banking & Trust Co			UBS Group Funding Switzerland AG
2.10%, 01/15/2020	600	599	3.49%, 05/23/2023(b)		300	305
2.63%, 01/15/2022	600	601	US Bancorp
Capital One NA/Mclean VA			2.63%, 01/24/2022		400	402
1.65%, 02/05/2018	673	673	US Bank NA/Cincinnati OH
2.33%, 09/13/2019	500	502	1.86%, 10/28/2019		291	292
3 Month LIBOR + 0.77%			3 Month LIBOR + 0.48%
2.53%, 01/30/2023	600	603	2.00%, 01/24/2020		400	398
3 Month LIBOR + 1.15%			2.05%, 10/23/2020		300	298
Citigroup Inc			Wells Fargo & Co
1.70%, 04/27/2018	1,010	1,009	2.47%, 01/24/2023		1,000	1,020
2.33%, 04/25/2022	200	202	3 Month LIBOR + 1.11%
3 Month LIBOR + 0.96%			Wells Fargo Bank NA
2.52%, 05/17/2024	250	254	1.65%, 01/22/2018		750	750
3 Month LIBOR + 1.10%						$32,841
2.70%, 03/30/2021	900	903	Beverages - 0.96%
Fifth Third Bancorp			Anheuser-Busch InBev Finance Inc
2.60%, 06/15/2022	800	795	2.15%, 02/01/2019		586	587
Fifth Third Bank/Cincinnati OH			3.30%, 02/01/2023		400	409
1.63%, 09/27/2019	250	247	PepsiCo Inc
2.25%, 06/14/2021	300	297	1.35%, 10/04/2019		350	346
Goldman Sachs Group Inc/The			2.15%, 10/14/2020		200	200
2.30%, 12/13/2019	400	400				$1,542
2.48%, 04/26/2022	1,000	1,012	Biotechnology - 1.42%
3 Month LIBOR + 1.11%			Amgen Inc
2.52%, 04/23/2020	600	609	2.20%, 05/22/2019		373	373
3 Month LIBOR + 1.16%			2.20%, 05/11/2020		200	199
3.00%, 04/26/2022	800	803	2.65%, 05/11/2022		400	399
3.23%, 02/25/2021	400	414	Biogen Inc
3 Month LIBOR + 1.77%			2.90%, 09/15/2020		500	507
ING Groep NV			Celgene Corp
2.84%, 03/29/2022	250	255	3.25%, 08/15/2022		250	254
3 Month LIBOR + 1.15%			Gilead Sciences Inc
3.15%, 03/29/2022	450	455	1.85%, 09/04/2018		250	250
JPMorgan Chase & Co			1.85%, 09/20/2019		300	298
2.27%, 04/25/2023	1,500	1,517				$2,280
3 Month LIBOR + 0.90%

See accompanying notes.

89

Schedule of Investments
Short-Term Income Account
December 31, 2017

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Building Materials - 0.19%			Diversified Financial Services (continued)
Martin Marietta Materials Inc			GTP Acquisition Partners I LLC
2.13%, 12/20/2019	$300	$300	2.35%, 06/15/2045(b)	$721	$715
3 Month LIBOR + 0.50%					$1,113
			Electric - 4.59%
Chemicals - 1.43%			Alabama Power Co
Air Liquide Finance SA			2.45%, 03/30/2022	750	745
1.75%, 09/27/2021 (b)	250	242	Black Hills Corp
Airgas Inc			2.50%, 01/11/2019	500	501
1.65%, 02/15/2018	408	408	Dominion Energy Inc
Chevron Phillips Chemical Co LLC / Chevron			2.58%, 07/01/2020	200	200
Phillips Chemical Co LP			2.96%, 07/01/2019(e)	650	655
1.70%, 05/01/2018 (b)	505	505	Duke Energy Florida LLC
2.45%, 05/01/2020 (b)	168	168	1.85%, 01/15/2020	400	397
Westlake Chemical Corp			3.10%, 08/15/2021	250	256
3.60%, 07/15/2022	100	102	Emera US Finance LP
4.63%, 02/15/2021	455	466	2.70%, 06/15/2021	300	299
4.88%, 05/15/2023	400	412	Exelon Corp
		$2,303	3.50%, 06/01/2022	500	510
Commercial Mortgage Backed Securities - 1.23%			Fortis Inc/Canada
Ginnie Mae			2.10%, 10/04/2021	633	618
0.55%, 09/16/2055 (d),(e)	3,290	127	Indiantown Cogeneration LP
0.73%, 01/16/2054 (d),(e)	2,825	117	9.77%, 12/15/2020	206	219
0.78%, 10/16/2054 (d),(e)	3,682	131	Public Service Co of New Mexico
0.88%, 02/16/2055 (d),(e)	5,683	182	7.95%, 05/15/2018	1,015	1,036
0.90%, 01/16/2055 (d),(e)	5,769	225	San Diego Gas & Electric Co
1.07%, 06/16/2045 (d),(e)	1,520	84	1.91%, 02/01/2022	130	127
1.37%, 12/16/2036 (d),(e)	2,181	117	Southern California Edison Co
GS Mortgage Securities Trust 2017-GS6			1.85%, 02/01/2022	266	264
1.95%, 05/10/2050	563	556	Southern Co/The
JPMDB Commercial Mortgage Securities			1.55%, 07/01/2018	200	200
Trust 2016-C4			Texas-New Mexico Power Co
1.54%, 12/15/2049	443	435	9.50%, 04/01/2019(b)	202	219
		$1,974	TransAlta Corp
Computers - 1.67%			6.90%, 05/15/2018	1,015	1,031
Apple Inc			Virginia Electric & Power Co
1.00%, 05/03/2018	336	335	2.75%, 03/15/2023	100	99
1.90%, 02/07/2020	200	199			$7,376
2.00%, 11/13/2020	300	298	Electronics - 0.66%
2.50%, 02/09/2022	400	400	Fortive Corp
Dell International LLC / EMC Corp			1.80%, 06/15/2019	175	174
3.48%, 06/01/2019 (b)	600	608	2.35%, 06/15/2021	300	297
Hewlett Packard Enterprise Co			Honeywell International Inc
2.85%, 10/05/2018	350	352	1.85%, 11/01/2021	600	589
International Business Machines Corp					$1,060
2.25%, 02/19/2021	500	499	Engineering & Construction - 0.49%
		$2,691	SBA Tower Trust
Consumer Products - 0.25%			2.88%, 07/10/2046(b)	400	397
Reckitt Benckiser Treasury Services PLC			3.17%, 04/09/2047(b)	400	398
2.23%, 06/24/2022 (b)	400	400			$795
3 Month LIBOR + 0.56%			Finance - Mortgage Loan/Banker - 9.09%
			Fannie Mae
Cosmetics & Personal Care - 0.49%			1.25%, 05/06/2021	1,000	973
Procter & Gamble Co/The			1.25%, 08/17/2021	800	775
1.70%, 11/03/2021	300	293	1.38%, 02/26/2021	1,000	979
2.15%, 08/11/2022	500	494	1.38%, 10/07/2021	500	486
		$787	1.50%, 02/28/2020	1,250	1,237
Credit Card Asset Backed Securities - 1.34%			1.88%, 12/28/2020	200	199
Cabela's Credit Card Master Note Trust			1.88%, 04/05/2022	3,000	2,963
1.93%, 07/15/2022	834	837	2.00%, 01/05/2022	2,350	2,334
1 Month LIBOR + 0.45%			2.63%, 09/06/2024	1,000	1,013
2.13%, 08/16/2021 (b)	505	506	Freddie Mac
1 Month LIBOR + 0.65%			1.13%, 08/12/2021	1,500	1,448
Capital One Multi-Asset Execution Trust			1.88%, 11/17/2020	1,200	1,194
1.99%, 09/16/2024	800	808	2.38%, 01/13/2022	1,000	1,009
1 Month LIBOR + 0.51%					$14,610
		$2,151	Food - 1.10%
Diversified Financial Services - 0.69%			Kraft Heinz Foods Co
GE Capital International Funding Co			1.98%, 02/10/2021	400	401
Unlimited Co			3 Month LIBOR + 0.57%
2.34%, 11/15/2020	400	398	2.00%, 07/02/2018	269	269

See accompanying notes.

90

Schedule of Investments
Short-Term Income Account
December 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Food (continued)				Insurance (continued)
Mondelez International Holdings Netherlands				New York Life Global Funding
BV				1.95%, 02/11/2020(b)	$400	$397
1.63%, 10/28/2019 (b)		$500	$493	2.00%, 04/13/2021(b)	400	395
Tyson Foods Inc				2.06%, 06/10/2022(b)	1,000	1,005
1.89%, 08/21/2020		200	201	3 Month LIBOR + 0.52%
3 Month LIBOR + 0.45%				2.15%, 06/18/2019(b)	124	124
1.93%, 05/30/2019		250	250	Prudential Financial Inc
3 Month LIBOR + 0.45%				8.88%, 06/15/2068(c)	1,500	1,541
2.25%, 08/23/2021		150	148	3 Month LIBOR + 5.00%
			$1,762			$10,257
Hand & Machine Tools - 0.37%				Internet - 0.57%
Stanley Black & Decker Inc				Amazon.com Inc
1.62%, 11/17/2018		600	598	2.40%, 02/22/2023(b)	250	247
				2.60%, 12/05/2019	273	276
Healthcare - Products - 0.47%				2.80%, 08/22/2024(b)	400	399
Medtronic Global Holdings SCA						$922
1.70%, 03/28/2019		500	498	Machinery - Construction & Mining - 0.62%
Medtronic Inc				Caterpillar Financial Services Corp
2.50%, 03/15/2020		250	251	1.61%, 11/29/2019	500	500
			$749	3 Month LIBOR + 0.13%
Healthcare - Services - 0.79%				2.55%, 11/29/2022	500	498
Humana Inc						$998
2.50%, 12/15/2020		100	100	Machinery - Diversified - 0.32%
2.90%, 12/15/2022		100	100	John Deere Capital Corp
Roche Holdings Inc				1.35%, 01/16/2018	173	173
2.03%, 09/30/2019 (b)		323	324	2.05%, 03/10/2020	350	349
3 Month LIBOR + 0.34%						$522
UnitedHealth Group Inc				Manufactured Housing Asset Backed Securities - 0.01%
1.70%, 02/15/2019		500	498	Conseco Finance Corp
1.95%, 10/15/2020		250	248	7.70%, 09/15/2026	13	14
			$1,270
Home Equity Asset Backed Securities - 0.08%				Media - 0.77%
RASC Series 2005-AHL2 Trust				Time Warner Cable LLC
1.90%, 10/25/2035		73	72	8.25%, 04/01/2019	505	540
1 Month LIBOR + 0.35%				Walt Disney Co/The
RASC Series 2005-EMX2 Trust				1.95%, 03/04/2020	500	498
2.06%, 07/25/2035		11	11	2.30%, 02/12/2021	200	200
1 Month LIBOR + 0.51%						$1,238
Terwin Mortgage Trust Series TMTS 2005-				Mining - 0.13%
14	HE			Glencore Funding LLC
4.85%, 08/25/2036 (e)		29	30	4.13%, 05/30/2023(b)	200	207
Wells Fargo Home Equity Asset-Backed
Securities 2004-2 Trust				Miscellaneous Manufacturers - 0.99%
2.39%, 10/25/2034		9	9	General Electric Co
1 Month LIBOR + 0.84%				5.50%, 01/08/2020	500	531
			$122	Ingersoll-Rand Global Holding Co Ltd
Housewares - 0.25%				6.88%, 08/15/2018	450	463
Newell Brands Inc				Siemens Financieringsmaatschappij NV
2.60%, 03/29/2019		200	201	2.20%, 03/16/2020(b)	350	350
3.85%, 04/01/2023		200	207	2.21%, 03/16/2022(b)	250	252
			$408	3 Month LIBOR + 0.61%
Insurance - 6.38%						$1,596
Berkshire Hathaway Finance Corp				Mortgage Backed Securities - 2.98%
1.70%, 03/15/2019		500	498	Alternative Loan Trust 2004-J8
Berkshire Hathaway Inc				6.00%, 02/25/2017	4	4
2.20%, 03/15/2021		400	399	Banc of America Funding 2004-1 Trust
2.75%, 03/15/2023		500	503	5.25%, 02/25/2019	3	3
Five Corners Funding Trust				Banc of America Funding 2004-3 Trust
4.42%, 11/15/2023 (b)		750	804	4.75%, 09/25/2019	13	13
Hartford Financial Services Group Inc/The				BCAP LLC 2011-RR11 Trust
8.13%, 06/15/2068 (c)		1,159	1,188	3.64%, 03/26/2035(b)	115	115
3 Month LIBOR + 4.60%				12 Month LIBOR + 1.95%
MassMutual Global Funding II				CHL Mortgage Pass-Through Trust 2003-46
1.55%, 10/11/2019 (b)		350	346	3.52%, 01/19/2034(e)	49	49
2.10%, 08/02/2018 (b)		505	506	CHL Mortgage Pass-Through Trust 2004-J1
2.35%, 04/09/2019 (b)		865	867	4.50%, 01/25/2019	1	1
Metropolitan Life Global Funding I				CHL Mortgage Pass-Through Trust 2004-J7
1.75%, 12/19/2018 (b)		400	399	5.00%, 09/25/2019	19	19
1.95%, 06/12/2020 (b)		250	251	Credit Suisse First Boston Mortgage Securities
3 Month LIBOR + 0.40%				Corp
1.95%, 09/15/2021 (b)		470	460	5.00%, 09/25/2019	5	4
2.30%, 04/10/2019 (b)		573	574

See accompanying notes.

91

Schedule of Investments
Short-Term Income Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)			Oil & Gas (continued)
CSFB Mortgage-Backed Pass-Through			Phillips 66
Certificates Series 2004-AR4			2.01%, 04/15/2019(b)	$150	$150
2.51%, 05/25/2034	$34	$34	3 Month LIBOR + 0.65%
1 Month LIBOR + 0.96%			2.11%, 04/15/2020(b)	150	150
CSFB Mortgage-Backed Trust Series 2004-7			3 Month LIBOR + 0.75%
5.00%, 10/25/2019	16	16	Shell International Finance BV
CSMC 2017-HL2 Trust			2.13%, 05/11/2020	505	504
3.50%, 10/25/2047 (b),(e)	487	491	2.38%, 08/21/2022	557	553
GSMSC Pass-Through Trust 2009-4R			Total Capital International SA
2.14%, 12/26/2036 (b)	25	25	1.98%, 08/10/2018	370	371
1 Month LIBOR + 0.45%			3 Month LIBOR + 0.57%
JP Morgan Mortgage Trust 2004-A3					$3,228
3.52%, 07/25/2034 (e)	32	32	Oil & Gas Services - 0.16%
JP Morgan Mortgage Trust 2004-S1			Baker Hughes a GE Co LLC / Baker Hughes
5.00%, 09/25/2034	74	75	Co-Obligor Inc
JP Morgan Mortgage Trust 2016-4			2.77%, 12/15/2022(b)	250	250
3.50%, 10/25/2046 (b),(e)	717	726
JP Morgan Mortgage Trust 2017-2			Other Asset Backed Securities - 5.28%
3.50%, 05/25/2047 (b),(e)	445	451	Drug Royalty II LP 2
JP Morgan Mortgage Trust 2017-4			3.48%, 07/15/2023(b)	390	389
3.50%, 11/25/2048 (b),(e)	482	488	Drug Royalty III LP 1
JP Morgan Mortgage Trust 2017-6			3.86%, 04/15/2027(b)	226	226
3.50%, 01/25/2048 (b),(e)	250	253	3 Month LIBOR + 2.50%
MASTR Alternative Loan Trust 2003-9			3.98%, 04/15/2027(b)	170	170
6.50%, 01/25/2019	21	21	MVW Owner Trust 2015-1
MASTR Asset Securitization Trust 2004-11			2.52%, 12/20/2032(b)	386	384
5.00%, 12/25/2019	5	5	MVW Owner Trust 2016-1
MASTR Asset Securitization Trust 2004-9			2.25%, 12/20/2033(b)	343	339
5.00%, 09/25/2019	8	8	OneMain Financial Issuance Trust 2014-2
PHH Mortgage Trust Series 2008-CIM1			2.47%, 09/18/2024(b)	16	16
5.22%, 06/25/2038	111	108	OneMain Financial Issuance Trust 2015-2
1 Month LIBOR + 2.25%			2.57%, 07/18/2025(b)	330	329
Prime Mortgage Trust 2005-2			PFS Financing Corp
5.25%, 07/25/2020	62	62	1.95%, 10/15/2021(b)	200	200
Provident Funding Mortgage Loan Trust 2005-			1 Month LIBOR + 0.47%
1			2.06%, 03/15/2021(b)	750	752
2.13%, 05/25/2035	164	160	1 Month LIBOR + 0.58%
1 Month LIBOR + 0.58%			2.08%, 07/15/2022(b)	750	751
RALI Series 2003-QS23 Trust			1 Month LIBOR + 0.60%
5.00%, 12/26/2018	33	33	2.10%, 04/15/2020(b)	536	537
RALI Series 2004-QS3 Trust			1 Month LIBOR + 0.62%
5.00%, 03/25/2019	15	14	2.40%, 10/17/2022(b)	300	299
RBSSP Resecuritization Trust 2009-7			RAAC Series 2006-RP2 Trust
1.73%, 06/26/2037 (b)	28	28	1.80%, 02/25/2037(b)	26	26
1 Month LIBOR + 0.40%			1 Month LIBOR + 0.25%
Sequoia Mortgage Trust 2013-4			Structured Asset Investment Loan Trust 2005-
1.55%, 04/25/2043 (e)	50	49	4
Sequoia Mortgage Trust 2013-8			2.21%, 05/25/2035	38	38
2.25%, 06/25/2043 (e)	388	372	1 Month LIBOR + 0.66%
Sequoia Mortgage Trust 2017-1			Trafigura Securitisation Finance PLC 2017-1
3.50%, 02/25/2047 (b),(e)	456	462	2.33%, 12/15/2020(b)	1,000	1,004
Sequoia Mortgage Trust 2017-2			1 Month LIBOR + 0.85%
3.50%, 03/25/2047 (b),(e)	232	235	Verizon Owner Trust 2016-1
Sequoia Mortgage Trust 2017-3			1.42%, 01/20/2021(b)	500	497
3.50%, 04/25/2047 (b),(e)	424	430	Verizon Owner Trust 2016-2
WaMu Mortgage Pass-Through Certificates			1.68%, 05/20/2021(b)	1,000	993
Series 2003-S8 Trust			Verizon Owner Trust 2017-1
5.00%, 09/25/2018	2	2	2.06%, 09/20/2021(b)	250	249
		$4,788	Verizon Owner Trust 2017-2
Oil & Gas - 2.01%			1.92%, 12/20/2021(b)	750	745
BP Capital Markets PLC			Verizon Owner Trust 2017-3
2.75%, 05/10/2023	185	185	2.06%, 04/20/2022(b)	300	298
4.75%, 03/10/2019	423	436	Volvo Financial Equipment Master Owner
Chevron Corp			Trust 2017-A
1.72%, 06/24/2018	375	375	1.98%, 11/15/2022(b)	250	251
1.97%, 03/03/2022	250	252	1 Month LIBOR + 0.50%
3 Month LIBOR + 0.48%					$8,493
2.90%, 03/03/2024	250	252	Packaging & Containers - 0.31%
			Packaging Corp of America
			2.45%, 12/15/2020	200	200

See accompanying notes.

92

Schedule of Investments
Short-Term Income Account
December 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Packaging & Containers (continued)			Software - 0.89%
WestRock Co			Microsoft Corp
3.00%, 09/15/2024 (b)	$300	$298	1.10%, 08/08/2019	$250	$247
		$498	1.85%, 02/12/2020	400	398
Pharmaceuticals - 1.16%			Oracle Corp
AbbVie Inc			1.90%, 09/15/2021	200	197
1.80%, 05/14/2018	202	202	2.25%, 10/08/2019	250	251
2.30%, 05/14/2021	200	198	5.75%, 04/15/2018	336	340
2.50%, 05/14/2020	336	337			$1,433
Allergan Funding SCS			Student Loan Asset Backed Securities - 4.67%
2.35%, 03/12/2018	505	505	Keycorp Student Loan Trust 2000-b
Mead Johnson Nutrition Co			1.68%, 07/25/2029	638	628
3.00%, 11/15/2020	250	254	3 Month LIBOR + 0.31%
Merck & Co Inc			KeyCorp Student Loan Trust 2003-A
1.10%, 01/31/2018	373	373	1.90%, 01/25/2037	653	631
		$1,869	3 Month LIBOR + 0.53%
Pipelines - 3.10%			KeyCorp Student Loan Trust 2004-A
Buckeye Partners LP			1.90%, 01/27/2042	296	296
2.65%, 11/15/2018	649	651	3 Month LIBOR + 0.53%
4.15%, 07/01/2023	400	411	KeyCorp Student Loan Trust 2006-A
Columbia Pipeline Group Inc			1.98%, 09/27/2035	707	706
2.45%, 06/01/2018	168	168	3 Month LIBOR + 0.31%
3.30%, 06/01/2020	168	170	Navient Private Education Loan Trust 2014-
Florida Gas Transmission Co LLC			CT
3.88%, 07/15/2022 (b)	250	259	2.18%, 09/16/2024(b)	156	157
7.90%, 05/15/2019 (b)	559	599	1 Month LIBOR + 0.70%
Kinder Morgan Inc/DE			Navient Private Education Loan Trust 2017-
2.64%, 01/15/2023	500	508	A
3 Month LIBOR + 1.28%			1.88%, 12/16/2058(b)	172	172
TransCanada PipeLines Ltd			1 Month LIBOR + 0.40%
3.63%, 05/15/2067	900	824	SLC Private Student Loan Trust 2006-A
3 Month LIBOR + 2.21%			1.53%, 07/15/2036	201	201
Williams Partners LP / ACMP Finance Corp			3 Month LIBOR + 0.17%
4.88%, 03/15/2024	1,325	1,385	SLM Private Credit Student Loan Trust 2002-
		$4,975	A
REITs - 0.96%			2.14%, 12/16/2030	496	494
Alexandria Real Estate Equities Inc			3 Month LIBOR + 0.55%
2.75%, 01/15/2020	510	512	SLM Private Credit Student Loan Trust 2004-
American Tower Trust #1			A
1.55%, 03/15/2043 (b)	255	255	1.99%, 06/15/2033	175	172
Digital Realty Trust LP			3 Month LIBOR + 0.40%
3.40%, 10/01/2020	300	306	SLM Private Credit Student Loan Trust 2004-
Hospitality Properties Trust			B
4.50%, 06/15/2023	200	209	1.92%, 03/15/2024	622	620
Welltower Inc			3 Month LIBOR + 0.33%
4.95%, 01/15/2021	250	266	SLM Private Credit Student Loan Trust 2005-
		$1,548	B
Retail - 1.46%			1.86%, 12/15/2023	144	144
Costco Wholesale Corp			3 Month LIBOR + 0.27%
2.15%, 05/18/2021	800	797	SLM Private Credit Student Loan Trust 2006-
Home Depot Inc/The			A
1.80%, 06/05/2020	500	496	1.78%, 12/15/2023	8	8
2.00%, 04/01/2021	200	198	3 Month LIBOR + 0.19%
McDonald's Corp			1.88%, 06/15/2039	1,000	958
2.75%, 12/09/2020	500	505	3 Month LIBOR + 0.29%
Wal-Mart Stores Inc			SLM Private Education Loan Trust 2013-A
			1.77%, 05/17/2027(b)	768	767
1.75%, 10/09/2019	100	100
1.90%, 12/15/2020	250	248	SLM Private Education Loan Trust 2013-B
			1.85%, 06/17/2030(b)	287	286
		$2,344

Savings & Loans - 0.00%			SMB Private Education Loan Trust 2016-C	471	472
Washington Mutual Bank / Henderson NV			2.03%, 11/15/2023 (b)
0.00%, 01/15/2013 (f),(g),(h)	200	—	1 Month LIBOR + 0.55%
			SMB Private Education Loan Trust 2017-A
			1.93%, 06/17/2024(b)	296	296
Semiconductors - 0.90%			1 Month LIBOR + 0.45%
Broadcom Corp / Broadcom Cayman Finance			SMB Private Education Loan Trust 2017-B
Ltd			1.62%, 06/17/2024(b)	500	500
2.38%, 01/15/2020 (b)	600	596
3.00%, 01/15/2022 (b)	200	198	1 Month LIBOR + 0.27%
QUALCOMM Inc					$7,508
1.85%, 05/20/2019	400	398	Telecommunications - 2.24%
2.11%, 01/30/2023	250	250	AT&T Inc
3 Month LIBOR + 0.73%			2.30%, 02/14/2023	250	252
		$1,442	3 Month LIBOR + 0.89%

See accompanying notes.

93

     Schedule of Investments Short-Term Income Account December 31, 2017

	Principal		(a) Affiliated Security. Please see affiliated sub-schedule for transactional
BONDS (continued)	Amount (000's) Value (000's)		information.
Telecommunications (continued)			(b) Security exempt from registration under Rule 144A of the Securities Act of
AT&T Inc (continued)			1933. These securities may be resold in transactions exempt from
3.60%, 02/17/2023	$1,000	$1,023	registration, normally to qualified institutional buyers. At the end of the
Cisco Systems Inc			period, the value of these securities totaled $39,833 or 24.78% of net
2.20%, 02/28/2021	250	249	assets.
4.95%, 02/15/2019	500	516	(c) Rate shown is the rate in effect as of period end. The rate may be based on
Crown Castle Towers LLC			a fixed rate and may convert to a variable rate or floating rate in the
3.22%, 05/15/2022 (b)	75	76	future.
4.88%, 08/15/2040 (b)	265	277	(d) Security is an Interest Only Strip.
Sprint Spectrum Co LLC / Sprint Spectrum Co			(e) Certain variable rate securities are not based on a published reference
II LLC / Sprint Spectrum Co III LLC			rate and spread but are determined by the issuer or agent and are based
3.36%, 03/20/2023 (b)	703	708	on current market conditions. These securities do not indicate a reference
Verizon Communications Inc			rate and spread in their description.
2.00%, 05/22/2020	200	201	(f) Non-income producing security
3 Month LIBOR + 0.55%			(g) The value of these investments was determined using significant
2.95%, 03/15/2022	300	302	unobservable inputs.
		$3,604	(h) Fair value of these investments is determined in good faith by the Manager
Transportation - 0.87%			under procedures established and periodically reviewed by the Board of
Ryder System Inc			Directors. Certain inputs used in the valuation may be unobservable;
2.25%, 09/01/2021	200	197	however, each security is evaluated individually for purposes of ASC 820
2.45%, 11/15/2018	205	206	which results in not all securities being identified as Level 3 of the fair
United Parcel Service Inc			value hierarchy. At the end of the period, the fair value of these securities
1.86%, 04/01/2023	1,000	1,002	totaled $0 or 0.00% of net assets.
3 Month LIBOR + 0.45%
		$1,405
TOTAL BONDS		$156,102	Portfolio Summary (unaudited)
U.S. GOVERNMENT & GOVERNMENT	Principal		Sector	Percent
AGENCY OBLIGATIONS - 0.89%	Amount (000's) Value (000's)		Financial	28.46%
Federal Home Loan Mortgage Corporation (FHLMC) - 0.01%			Asset Backed Securities	19.91%
3.15%, 09/01/2035	$15	$16	Government	9.86%
U.S. Treasury 1-Year Note + 2.25%			Consumer, Non-cyclical	6.64%
		$16	Industrial	6.12%
Federal National Mortgage Association (FNMA) - 0.11%			Energy	5.27%
3.00%, 04/01/2033	58	60	Utilities	4.59%
6 Month LIBOR + 1.51%			Mortgage Securities	4.33%
3.13%, 02/01/2037	26	28	Consumer, Cyclical	4.22%
U.S. Treasury 1-Year Note + 2.12%			Communications	3.58%
3.28%, 12/01/2032	14	14	Technology	3.46%
12 Month LIBOR + 1.57%			Basic Materials	1.56%
3.38%, 01/01/2035	12	13	Investment Companies	1.52%
12 Month LIBOR + 1.75%			Other Assets and Liabilities	0.48%
3.40%, 07/01/2034	25	26	TOTAL NET ASSETS	100.00%
12 Month LIBOR + 1.64%
3.41%, 08/01/2034	8	9
12 Month LIBOR + 1.63%
3.44%, 02/01/2035	3	4
6 Month LIBOR + 2.07%
3.54%, 11/01/2032	3	3
U.S. Treasury 1-Year Note + 2.29%
3.62%, 12/01/2033	13	13
6 Month LIBOR + 2.25%
4.12%, 11/01/2035	1	1
Cost of Funds for the 11th District of San Francisco + 1.27%
8.00%, 05/01/2027	7	7
		$178
Government National Mortgage Association (GNMA) - 0.00%
9.00%, 12/15/2020	1	1
10.00%, 06/15/2020	1	1
10.00%, 09/15/2018	1	1
10.00%, 05/15/2020	3	3
		$6
U.S. Treasury - 0.77%
1.88%, 08/31/2022	1,000	986
1.88%, 09/30/2022	250	246
		$1,232
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$1,432
Total Investments		$159,972
Other Assets and Liabilities - 0.48%		$774
TOTAL NET ASSETS - 100.00%		$160,746

See accompanying notes.

94

Schedule of Investments
Short-Term Income Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$3,892	$1,454		$2,438
		$—		$3,892	$1,454		$2,438

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

95

Schedule of Investments
SmallCap Account
December 31, 2017

COMMON STOCKS - 98.98%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 0.85%			Diversified Financial Services (continued)
Esterline Technologies Corp (a)	24,300	$1,815	Piper Jaffray Cos	10,780	$930
					$7,095
Automobile Parts & Equipment - 1.70%			Electric - 2.09%
Tenneco Inc	18,290	1,071	Avista Corp	44,550	2,294
Visteon Corp (a)	20,470	2,561	Portland General Electric Co	47,730	2,175
		$3,632			$4,469
Banks - 10.96%			Electrical Components & Equipment - 1.11%
Cathay General Bancorp	68,240	2,878	Advanced Energy Industries Inc (a)	35,160	2,373
CenterState Bank Corp	72,850	1,874
Central Pacific Financial Corp	63,190	1,885	Electronics - 4.52%
First Commonwealth Financial Corp	33,640	482	II-VI Inc (a)	49,040	2,302
First Merchants Corp	29,170	1,227	Itron Inc (a)	18,650	1,272
First of Long Island Corp/The	13,186	376	SYNNEX Corp	24,280	3,301
Fulton Financial Corp	119,760	2,144	Vishay Intertechnology Inc	134,580	2,793
Guaranty Bancorp	26,090	721			$9,668
Old National Bancorp/IN	142,350	2,484	Engineering & Construction - 1.80%
Sandy Spring Bancorp Inc	14,770	576	MasTec Inc (a)	57,340	2,807
TCF Financial Corp	53,360	1,094	Tutor Perini Corp (a)	41,390	1,049
Umpqua Holdings Corp	100,670	2,094			$3,856
Union Bankshares Corp	24,960	903	Entertainment - 2.82%
United Community Banks Inc/GA	69,000	1,941	Eldorado Resorts Inc (a)	93,530	3,100
Valley National Bancorp	246,900	2,770	Red Rock Resorts Inc	25,070	846
		$23,449	Vail Resorts Inc	9,870	2,097
Biotechnology - 3.02%					$6,043
Acceleron Pharma Inc (a)	17,060	724	Environmental Control - 2.76%
Aratana Therapeutics Inc (a)	46,321	244	AquaVenture Holdings Ltd (a)	17,440	271
Bellicum Pharmaceuticals Inc (a)	9,950	84	Casella Waste Systems Inc (a)	51,880	1,194
Bluebird Bio Inc (a)	8,020	1,428	Energy Recovery Inc (a)	50,810	444
Denali Therapeutics Inc (a)	21,767	341
DNIB Unwind Inc - Warrants (a),(b),(c)	1,938	—	MSA Safety Inc	26,060	2,020
Exact Sciences Corp (a)	19,620	1,031	Tetra Tech Inc	40,930	1,971
FibroGen Inc (a)	13,360	633			$5,900
Insmed Inc (a)	23,070	719	Food - 1.30%
			Darling Ingredients Inc (a)	154,046	2,793
MacroGenics Inc (a)	13,270	252
Seattle Genetics Inc (a)	10,530	563
Spark Therapeutics Inc (a)	8,555	440	Gas - 1.24%
			Southwest Gas Holdings Inc	32,930	2,650
		$6,459
Building Materials - 1.19%			Hand & Machine Tools - 0.71%
Ply Gem Holdings Inc (a)	34,070	630
US Concrete Inc (a)	22,805	1,908	Regal Beloit Corp	19,830	1,519
		$2,538	Healthcare - Products - 1.35%
Chemicals - 2.50%			K2M Group Holdings Inc (a)	44,040	793
Huntsman Corp	48,780	1,624	Nevro Corp (a)	23,680	1,635
KMG Chemicals Inc	27,750	1,834	STAAR Surgical Co (a)	30,450	472
Univar Inc (a)	60,860	1,884			$2,900
		$5,342	Healthcare - Services - 1.79%
Commercial Services - 8.48%			HealthSouth Corp	64,950	3,209
AMN Healthcare Services Inc (a)	61,720	3,040	Natera Inc (a)	23,570	212
Brink's Co/The	35,790	2,817	Teladoc Inc (a)	11,770	410
INC Research Holdings Inc (a)	42,720	1,863			$3,831
Insperity Inc	29,900	1,715	Home Builders - 2.25%
K12 Inc (a)	37,990	604	Installed Building Products Inc (a)	33,590	2,551
Korn/Ferry International	48,970	2,026	Taylor Morrison Home Corp (a)	92,150	2,255
Live Nation Entertainment Inc (a)	37,081	1,578
					$4,806
Medifast Inc	7,000	489	Insurance - 2.10%
On Assignment Inc (a)	46,370	2,980
SP Plus Corp (a)	28,280	1,049	American Financial Group Inc/OH	20,780	2,255
			First American Financial Corp	2,370	133
		$18,161	MGIC Investment Corp (a)	149,929	2,116
Computers - 2.58%					$4,504
CACI International Inc (a)	21,150	2,799
ExlService Holdings Inc (a)	29,980	1,810	Internet - 1.87%
			Carvana Co (a)	70,470	1,347
Sykes Enterprises Inc (a)	29,260	920
			GoDaddy Inc (a)	52,767	2,653
		$5,529			$4,000
Consumer Products - 0.57%			Iron & Steel - 0.94%
Central Garden & Pet Co - A Shares (a)	32,560	1,228
			Reliance Steel & Aluminum Co	8,450	725
			Steel Dynamics Inc	29,980	1,293
Diversified Financial Services - 3.31%					$2,018
Artisan Partners Asset Management Inc	30,890	1,220

BGC Partners Inc	107,680	1,627	Leisure Products & Services - 1.20%	74,340	2,574
Granite Point Mortgage Trust Inc	17,123	304	Planet Fitness Inc (a)
Houlihan Lokey Inc	25,120	1,141
Moelis & Co	38,620	1,873

See accompanying notes.

96

Schedule of Investments SmallCap Account December 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Lodging - 1.16%			Software (continued)
Extended Stay America Inc	130,540	$2,480	SendGrid Inc (a)	12,008	$288
			Take-Two Interactive Software Inc (a)	14,270	1,566
Machinery - Diversified - 0.00%					$13,122
Gerber Scientific Inc (a),(b),(c)	1,974	—	Telecommunications - 2.30%
			Bandwidth Inc (a)	20,473	473
Metal Fabrication & Hardware - 1.20%			NETGEAR Inc (a)	31,930	1,876
Rexnord Corp (a)	98,670	2,567	Plantronics Inc	42,250	2,129
			Switch Inc	24,470	445
Miscellaneous Manufacturers - 1.99%					$4,923
Hillenbrand Inc	35,350	1,580	TOTAL COMMON STOCKS		$211,856
Trinseo SA	36,870	2,677	INVESTMENT COMPANIES - 1.05%	Shares Held	Value (000's)
		$4,257	Money Market Funds - 1.05%
Oil & Gas - 2.72%			Principal Government Money Market Fund (d)	2,243,506	2,243
Carrizo Oil & Gas Inc (a)	55,530	1,182
Delek US Holdings Inc	62,440	2,182	TOTAL INVESTMENT COMPANIES		$2,243
Oasis Petroleum Inc (a)	74,480	626
Resolute Energy Corp (a)	28,940	911	Total Investments		$214,099
Ring Energy Inc (a)	65,940	916	Other Assets and Liabilities - (0.03)%		$(59)
		$5,817	TOTAL NET ASSETS - 100.00%		$214,040
Oil & Gas Services - 1.27%
Mammoth Energy Services Inc (a)	53,700	1,054
NCS Multistage Holdings Inc (a)	29,970	442	(a) Non-income producing security
Pioneer Energy Services Corp (a)	85,770	261	(b)	The value of these investments was determined using significant
Select Energy Services Inc (a)	53,000	967	unobservable inputs.
			(c)		Fair value of these investments is determined in good faith by the Manager
		$2,724	under procedures established and periodically reviewed by the Board of
Packaging & Containers - 0.26%			Directors. Certain inputs used in the valuation may be unobservable;
Graphic Packaging Holding Co	35,780	554	however, each security is evaluated individually for purposes of ASC 820
			which results in not all securities being identified as Level 3 of the fair
Pharmaceuticals - 5.42%			value hierarchy. At the end of the period, the fair value of these securities
Array BioPharma Inc (a)	43,570	558	totaled $0 or 0.00% of net assets.
Clovis Oncology Inc (a)	9,630	655	(d)		Affiliated Security. Please see affiliated sub-schedule for transactional
DexCom Inc (a)	2,990	172	information.
Horizon Pharma Plc (a)	60,202	879
Nektar Therapeutics (a)	27,650	1,651
Neurocrine Biosciences Inc (a)	5,940	461
Portola Pharmaceuticals Inc (a)	5,920	288	Portfolio Summary (unaudited)
PRA Health Sciences Inc (a)	37,540	3,419	Sector		Percent
Prestige Brands Holdings Inc (a)	50,250	2,232	Financial		23.21%
ProQR Therapeutics NV (a)	8,456	27	Consumer, Non-cyclical		21.93%
Revance Therapeutics Inc (a)	22,100	790	Industrial		16.39%
TESARO Inc (a)	5,580	462	Consumer, Cyclical		12.03%
		$11,594	Technology		10.49%
REITs - 6.84%			Communications		4.17%
Agree Realty Corp	7,590	391	Energy		3.99%
American Homes 4 Rent	82,410	1,800	Basic Materials		3.44%
Brandywine Realty Trust	137,870	2,508	Utilities		3.33%
First Industrial Realty Trust Inc	96,970	3,052	Investment Companies		1.05%
Monmouth Real Estate Investment Corp	36,030	641	Other Assets and Liabilities		(0.03)%
Potlatch Corp	21,370	1,066	TOTAL NET ASSETS		100.00%
Preferred Apartment Communities Inc	55,310	1,120
Summit Hotel Properties Inc	135,790	2,068
Tier REIT Inc	25,470	519
Two Harbors Investment Corp	90,345	1,469
		$14,634
Retail - 2.90%
Caleres Inc	88,630	2,967
GMS Inc (a)	59,500	2,240
Ruth's Hospitality Group Inc	46,610	1,009
		$6,216
Semiconductors - 1.78%
Aquantia Corp (a)	36,630	415
Entegris Inc	111,680	3,401
		$3,816
Software - 6.13%
Allscripts Healthcare Solutions Inc (a)	29,150	424
Alteryx Inc (a)	13,840	350
Apptio Inc (a)	31,794	748
Aspen Technology Inc (a)	45,390	3,005
Atlassian Corp PLC (a)	31,520	1,435
Blackbaud Inc	32,190	3,042
Manhattan Associates Inc (a)	28,980	1,436
MongoDB Inc (a)	14,400	427
SailPoint Technologies Holding Inc (a)	27,693	401

See accompanying notes.

97

Schedule of Investments
SmallCap Account
December 31, 2017

Affiliated Securities	December 31, 2016		Purchases		Sales		December 31, 2017
		Value	Cost		Proceeds		Value
Principal Government Money Market Fund		$—		$2,670	$427		$2,243
		$—		$2,670	$427		$2,243

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund	$1		$—			$—	$—
	$1		$—			$—	$—
Amounts in thousands.

See accompanying notes.

98

Glossary to the Schedule of Investments
December 31, 2017

Currency Abbreviations
USD/$	United States Dollar

See accompanying notes.

99

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
DIVERSIFIED INTERNATIONAL ACCOUNT
Class 1 shares
2017	$13.42	$0.21	$3.67	$3.88	($0.29)	$–	($0.29)
2016	13.68	0.24	(0.18)	0.06	(0.32)	–	(0.32)
2015	14.08	0.26	(0.29)	(0.03)	(0.37)	–	(0.37)
2014	14.87	0.24	(0.70)	(0.46)	(0.33)	–	(0.33)
2013	12.89	0.24	2.09	2.33	(0.35)	–	(0.35)
Class 2 shares
2017	13.52	0.17	3.71	3.88	(0.26)	–	(0.26)
2016	13.78	0.20	(0.18)	0.02	(0.28)	–	(0.28)
2015	14.19	0.21	(0.29)	(0.08)	(0.33)	–	(0.33)
2014	14.97	0.21	(0.70)	(0.49)	(0.29)	–	(0.29)
2013	12.96	0.22	2.10	2.32	(0.31)	–	(0.31)
EQUITY INCOME ACCOUNT
Class 1 shares
2017	23.20	0.56	4.14	4.70	(0.58)	(1.24)	(1.82)
2016	21.67	0.57	2.77	3.34	(0.64)	(1.17)	(1.81)
2015	23.12	0.58	(1.46)	(0.88)	(0.57)	–	(0.57)
2014	21.00	0.57	2.09	2.66	(0.54)	–	(0.54)
2013	17.03	0.54	4.04	4.58	(0.61)	–	(0.61)
Class 2 shares
2017	23.03	0.49	4.11	4.60	(0.52)	(1.24)	(1.76)
2016	21.52	0.51	2.75	3.26	(0.58)	(1.17)	(1.75)
2015	22.96	0.52	(1.45)	(0.93)	(0.51)	–	(0.51)
2014	20.87	0.51	2.07	2.58	(0.49)	–	(0.49)
2013	16.92	0.49	4.02	4.51	(0.56)	–	(0.56)

See accompanying notes.

100

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net	Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$17.01	29.06%	$292,975	0.91%	1.37%	42.8%
13.42	0.36	243,997	0.91	1.77	56.8
13.68	(0.35)	273,300	0.88	1.80	48.2
14.08	(3.21)	429,194	0.86	1.64	62.1
14.87	18.40	501,094	0.87	1.78	79.5

17.14	28.79	1,868	1.16	1.10	42.8
13.52	0.11	1,362	1.16	1.50	56.8
13.78	(0.65)	1,360	1.13	1.47	48.2
14.19	(3.41)	1,266	1.11	1.38	62.1
14.97	18.18	1,458	1.12	1.61	79.5

26.08	21.08	572,629	0.50	2.26	15.9
23.20	15.72	525,829	0.50	2.54	17.1
21.67	(3.93)	513,126	0.49	2.54	10.7
23.12	12.80	599,407	0.48	2.57	11.6
21.00	27.30	630,542	0.48	2.83	18.0

25.87	20.77	27,469	0.75	2.00	15.9
23.03	15.43	24,197	0.75	2.29	17.1
21.52	(4.15)	23,215	0.74	2.29	10.7
22.96	12.46	25,491	0.73	2.32	11.6
20.87	27.02	24,810	0.73	2.58	18.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

101

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Class 1 shares
2017	$9.98	$0.31	($0.12)	$0.19	($0.41)	$–	($0.41)
2016	10.16	0.33	(0.14)	0.19	(0.37)	–	(0.37)
2015	10.44	0.27	(0.19)	0.08	(0.35)	(0.01)	(0.36)
2014	10.33	0.27	0.25	0.52	(0.41)	–	(0.41)
2013	10.87	0.27	(0.39)	(0.12)	(0.42)	–	(0.42)
Class 2 shares
2017	9.98	0.28	(0.13)	0.15	(0.38)	–	(0.38)
2016	10.17	0.31	(0.15)	0.16	(0.35)	–	(0.35)
2015	10.45	0.25	(0.18)	0.07	(0.34)	(0.01)	(0.35)
2014	10.34	0.24	0.25	0.49	(0.38)	–	(0.38)
2013	10.88	0.25	(0.39)	(0.14)	(0.40)	–	(0.40)
INCOME ACCOUNT
Class 1 shares
2017	10.34	0.36	0.16	0.52	(0.47)	–	(0.47)
2016	10.24	0.38	0.21	0.59	(0.49)	–	(0.49)
2015	10.78	0.39	(0.46)	(0.07)	(0.47)	–	(0.47)
2014	10.68	0.43	0.16	0.59	(0.49)	–	(0.49)
2013	11.22	0.46	(0.43)	0.03	(0.57)	–	(0.57)
Class 2 shares
2017	10.30	0.34	0.16	0.50	(0.45)	–	(0.45)
2016	10.20	0.36	0.21	0.57	(0.47)	–	(0.47)
2015	10.73	0.36	(0.45)	(0.09)	(0.44)	–	(0.44)
2014	10.63	0.40	0.16	0.56	(0.46)	–	(0.46)
2013	11.17	0.43	(0.43)	–	(0.54)	–	(0.54)

See accompanying notes.

102

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net	Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$9.76	1.88%	$241,839	0.51%	3.09%	24.3%
9.98	1.80	247,620	0.51	3.25	25.8
10.16	0.79	286,659	0.51	2.61	21.9
10.44	5.08	314,509	0.51	2.56	19.1
10.33	(1.03)	379,351	0.51	2.58	45.3

9.75	1.50	2,302	0.76	2.83	24.3
9.98	1.54	2,307	0.76	3.02	25.8
10.17	0.67	1,837	0.76	2.37	21.9
10.45	4.75	916	0.76	2.31	19.1
10.34	(1.30)	931	0.76	2.33	45.3

10.39	5.12	220,194	0.51	3.47	8.7
10.34	5.72	228,874	0.51	3.66	8.1
10.24	(0.71)	254,751	0.51	3.62	12.6
10.78	5.55	275,597	0.51	3.95	16.6
10.68	0.40	269,330	0.51	4.22	12.8

10.35	4.87	2,869	0.76	3.22	8.7
10.30	5.52	2,695	0.76	3.40	8.1
10.20	(0.92)	2,445	0.76	3.38	12.6
10.73	5.26	3,036	0.76	3.71	16.6
10.63	0.10	3,390	0.76	3.97	12.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

103

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
LARGECAP GROWTH ACCOUNT
Class 1 shares
2017	$24.40	$0.07	$8.43	$8.50	($0.11)	$–	($0.11)
2016	25.79	0.11	(1.43)	(1.32)	(0.07)	–	(0.07)
2015	24.60	0.06	1.17	1.23	(0.04)	–	(0.04)
2014	22.26	0.03	2.44	2.47	(0.13)	–	(0.13)
2013	16.87	0.07	5.61	5.68	(0.29)	–	(0.29)
Class 2 shares
2017	24.29	(0.02)	8.40	8.38	(0.04)	–	(0.04)
2016	25.69	0.04	(1.42)	(1.38)	(0.02)	–	(0.02)
2015	24.53	–	1.16	1.16	–	–	–
2014	22.20	(0.03)	2.44	2.41	(0.08)	–	(0.08)
2013	16.83	0.02	5.59	5.61	(0.24)	–	(0.24)
MIDCAP ACCOUNT
Class 1 shares
2017	50.96	0.19	12.48	12.67	(0.32)	(3.89)	(4.21)
2016	55.24	0.33	5.30	5.63	(0.24)	(9.67)	(9.91)
2015	60.79	0.22	1.19	1.41	(0.32)	(6.64)	(6.96)
2014	59.37	0.36	6.96	7.32	(0.32)	(5.58)	(5.90)
2013	47.20	0.28	15.31	15.59	(0.82)	(2.60)	(3.42)
Class 2 shares
2017	50.69	0.05	12.39	12.44	(0.19)	(3.89)	(4.08)
2016	54.97	0.20	5.27	5.47	(0.08)	(9.67)	(9.75)
2015	60.54	0.07	1.17	1.24	(0.17)	(6.64)	(6.81)
2014	59.16	0.21	6.93	7.14	(0.18)	(5.58)	(5.76)
2013	47.06	0.15	15.25	15.40	(0.70)	(2.60)	(3.30)

See accompanying notes.

104

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net	Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$32.79	34.89%	$119,450	0.69%	0.23%	72.3%
24.40	(5.13)	96,198	0.69	0.43	78.2
25.79	4.98	118,385	0.69	0.23	47.1
24.60	11.12	123,091	0.69	0.13	67.2
22.26	33.91	100,140	0.69	0.37	70.1

32.63	34.54	1,452	0.94	(0.06)	72.3
24.29	(5.38)	923	0.94	0.17	78.2
25.69	4.73	1,090	0.94	(0.01)	47.1
24.53	10.85	661	0.94	(0.11)	67.2
22.20	33.64 (c)	712	0.94	0.10	70.1

59.42	25.51	575,104	0.54	0.34	13.4
50.96	10.37	576,634	0.54	0.62	13.6
55.24	1.64	617,437	0.53	0.37	26.3
60.79	12.99	676,836	0.53	0.60	21.6
59.37	33.93	649,893	0.53	0.52	12.4

59.05	25.19 (c)	17,792	0.79	0.09	13.4
50.69	10.11	14,985	0.79	0.38	13.6
54.97	1.37	15,243	0.78	0.12	26.3
60.54	12.70	15,960	0.78	0.35	21.6
59.16	33.58	15,105	0.78	0.27	12.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

105

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2017	$23.94	$0.28	$4.66	$4.94	($0.34)	$–	($0.34)
2016	22.35	0.30	1.73	2.03	(0.26)	(0.18)	(0.44)
2015	22.31	0.30	0.20	0.50	(0.06)	(0.40)	(0.46)
2014	24.45	0.24	2.52	2.76	(0.81)	(4.09)	(4.90)
2013	23.75	0.30	6.63	6.93	(1.86)	(4.37)	(6.23)
Class 2 shares
2017	23.71	0.22	4.60	4.82	(0.28)	–	(0.28)
2016	22.14	0.24	1.72	1.96	(0.21)	(0.18)	(0.39)
2015	22.11	0.23	0.21	0.44	(0.01)	(0.40)	(0.41)
2014	24.27	0.18	2.50	2.68	(0.75)	(4.09)	(4.84)
2013	23.62	0.21	6.60	6.81	(1.79)	(4.37)	(6.16)

See accompanying notes.

106

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses	Ratio of Net
Value, End	Total		Period (in	to Average Net	Investment Income to	Portfolio
of Period	Return(b)		thousands)	Assets	Average Net Assets	Turnover Rate

$28.54	20.75%		$154,472	0.63%	1.07%	28.5%
23.94	9.11		147,193	0.63	1.31	33.7
22.35	2.18		154,732	0.64	1.33	22.1	(c)
22.31	12.45		33,190	0.66	1.02	8.6
24.45	32.65		32,077	0.65	1.18	6.7

28.25	20.46	(d)	8,526	0.88	0.83	28.5
23.71	8.85		7,420	0.88	1.06	33.7
22.14	1.94		7,517	0.89	1.05	22.1	(c)
22.11	12.19		6,891	0.91	0.77	8.6
24.27	32.27		6,362	0.90	0.85	6.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Portfolio turnover rate excludes approximately $1,237,000 of purchases from portfolio realignment from the acquisition of LargeCap Blend Account II.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

107

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
REAL ESTATE SECURITIES ACCOUNT
Class 1 shares
2017	$21.30	$0.25	$1.62	$1.87	($0.39)	($2.16)	($2.55)
2016	22.20	0.31	1.09	1.40	(0.32)	(1.98)	(2.30)
2015	22.33	0.34	0.57	0.91	(0.34)	(0.70)	(1.04)
2014	17.08	0.29	5.28	5.57	(0.32)	–	(0.32)
2013	16.63	0.35	0.33	0.68	(0.23)	–	(0.23)
Class 2 shares
2017	21.36	0.19	1.64	1.83	(0.33)	(2.16)	(2.49)
2016	22.29	0.28	1.06	1.34	(0.29)	(1.98)	(2.27)
2015	22.45	0.34	0.53	0.87	(0.33)	(0.70)	(1.03)
2014	17.18	0.27	5.27	5.54	(0.27)	–	(0.27)
2013	16.72	0.30	0.34	0.64	(0.18)	–	(0.18)
SAM BALANCED PORTFOLIO
Class 1 shares
2017	14.44	0.45	1.71	2.16	(0.34)	(0.37)	(0.71)
2016	14.69	0.30	0.70	1.00	(0.32)	(0.93)	(1.25)
2015	16.51	0.30	(0.38)	(0.08)	(0.49)	(1.25)	(1.74)
2014	18.53	0.47	0.73	1.20	(0.52)	(2.70)	(3.22)
2013	16.33	0.47	2.37	2.84	(0.43)	(0.21)	(0.64)
Class 2 shares
2017	14.30	0.42	1.67	2.09	(0.30)	(0.37)	(0.67)
2016	14.55	0.27	0.69	0.96	(0.28)	(0.93)	(1.21)
2015	16.37	0.26	(0.38)	(0.12)	(0.45)	(1.25)	(1.70)
2014	18.39	0.43	0.73	1.16	(0.48)	(2.70)	(3.18)
2013	16.22	0.41	2.35	2.76	(0.38)	(0.21)	(0.59)

See accompanying notes.

108

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$20.62	9.19%	$154,615	0.89%		1.19%	19.6%
21.30	5.85	158,760	0.89		1.38	31.3
22.20	4.21	159,292	0.89		1.54	22.8
22.33	32.82	166,701	0.89		1.48	15.7
17.08	4.10	128,601	0.89		1.96	22.1

20.70	8.94	2,830	1.14		0.89	19.6
21.36	5.53	4,215	1.14		1.26	31.3
22.29	4.00	1,994	1.14		1.56	22.8
22.45	32.44	492	1.14		1.37	15.7
17.18	3.87	271	1.14		1.72	22.1

15.89	15.21	678,409	0.23	(c)	2.92	27.4
14.44	6.82	672,562	0.23	(c)	2.07	16.5
14.69	(0.81)	732,937	0.23	(c)	1.88	26.1
16.51	6.82	826,908	0.23	(c)	2.64	16.4
18.53	17.68	913,823	0.23	(c)	2.68	46.7

15.72	14.88	110,129	0.48	(c)	2.77	27.4
14.30	6.62	97,047	0.48	(c)	1.88	16.5
14.55	(1.08)	96,511	0.48	(c)	1.66	26.1
16.37	6.59	99,852	0.48	(c)	2.44	16.4
18.39	17.32	102,716	0.48	(c)	2.37	46.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

109

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM CONSERVATIVE BALANCED PORTFOLIO
Class 1 shares
2017	$11.50	$0.38	$0.92	$1.30	($0.34)	($0.13)	($0.47)
2016	11.52	0.31	0.42	0.73	(0.30)	(0.45)	(0.75)
2015	12.60	0.29	(0.36)	(0.07)	(0.41)	(0.60)	(1.01)
2014	13.39	0.41	0.40	0.81	(0.42)	(1.18)	(1.60)
2013	12.49	0.40	1.00	1.40	(0.37)	(0.13)	(0.50)
Class 2 shares
2017	11.38	0.36	0.89	1.25	(0.31)	(0.13)	(0.44)
2016	11.41	0.27	0.42	0.69	(0.27)	(0.45)	(0.72)
2015	12.48	0.27	(0.36)	(0.09)	(0.38)	(0.60)	(0.98)
2014	13.28	0.38	0.38	0.76	(0.38)	(1.18)	(1.56)
2013	12.39	0.36	1.00	1.36	(0.34)	(0.13)	(0.47)
SAM CONSERVATIVE GROWTH PORTFOLIO
Class 1 shares
2017	17.22	0.54	2.82	3.36	(0.30)	(0.42)	(0.72)
2016	17.22	0.30	0.90	1.20	(0.26)	(0.94)	(1.20)
2015	19.02	0.26	(0.41)	(0.15)	(0.43)	(1.22)	(1.65)
2014	20.60	0.48	0.97	1.45	(0.39)	(2.64)	(3.03)
2013	17.04	0.40	3.50	3.90	(0.34)	–	(0.34)
Class 2 shares
2017	17.01	0.49	2.78	3.27	(0.26)	(0.42)	(0.68)
2016	17.02	0.25	0.89	1.14	(0.21)	(0.94)	(1.15)
2015	18.82	0.21	(0.40)	(0.19)	(0.39)	(1.22)	(1.61)
2014	20.42	0.42	0.97	1.39	(0.35)	(2.64)	(2.99)
2013	16.89	0.34	3.49	3.83	(0.30)	–	(0.30)

See accompanying notes.

110

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$12.33	11.46%	$178,523	0.23	%(c)	3.16%	26.3%
11.50	6.37	183,830	0.23	(c)	2.64	19.8
11.52	(0.78)	193,585	0.23	(c)	2.38	28.2
12.60	6.22	206,621	0.23	(c)	3.10	21.2
13.39	11.53	212,247	0.23	(c)	3.10	35.6

12.19	11.14	20,541	0.48	(c)	3.06	26.3
11.38	6.08	17,477	0.48	(c)	2.39	19.8
11.41	(0.93)	17,774	0.48	(c)	2.19	28.2
12.48	5.92	16,731	0.48	(c)	2.87	21.2
13.28	11.25	16,140	0.48	(c)	2.77	35.6

19.86	19.78	220,054	0.23	(c)	2.88	35.1
17.22	7.00	194,284	0.23	(c)	1.73	25.5
17.22	(1.09)	193,966	0.23	(c)	1.40	29.1
19.02	7.43	198,465	0.23	(c)	2.40	19.4
20.60	23.07	179,850	0.23	(c)	2.10	48.5

19.60	19.46	127,079	0.48	(c)	2.68	35.1
17.01	6.76	108,247	0.48	(c)	1.49	25.5
17.02	(1.34)	103,771	0.48	(c)	1.17	29.1
18.82	7.14	102,757	0.48	(c)	2.11	19.4
20.42	22.82	99,013	0.48	(c)	1.82	48.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

111

	FINANCIAL HIGHLIGHTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM FLEXIBLE INCOME PORTFOLIO
Class 1 shares
2017	$12.45	$0.47	$0.56	$1.03	($0.44)	($0.09)	($0.53)
2016	12.27	0.42	0.44	0.86	(0.43)	(0.25)	(0.68)
2015	13.22	0.40	(0.56)	(0.16)	(0.47)	(0.32)	(0.79)
2014	13.72	0.49	0.33	0.82	(0.52)	(0.80)	(1.32)
2013	13.38	0.49	0.51	1.00	(0.48)	(0.18)	(0.66)
Class 2 shares
2017	12.34	0.45	0.54	0.99	(0.41)	(0.09)	(0.50)
2016	12.17	0.38	0.44	0.82	(0.40)	(0.25)	(0.65)
2015	13.12	0.37	(0.56)	(0.19)	(0.44)	(0.32)	(0.76)
2014	13.62	0.45	0.33	0.78	(0.48)	(0.80)	(1.28)
2013	13.29	0.46	0.50	0.96	(0.45)	(0.18)	(0.63)
SAM STRATEGIC GROWTH PORTFOLIO
Class 1 shares
2017	18.54	0.51	3.54	4.05	(0.30)	(0.57)	(0.87)
2016	18.70	0.30	0.85	1.15	(0.28)	(1.03)	(1.31)
2015	21.00	0.29	(0.56)	(0.27)	(0.47)	(1.56)	(2.03)
2014	23.55	0.56	1.33	1.89	(0.38)	(4.06)	(4.44)
2013	18.74	0.40	4.70	5.10	(0.29)	–	(0.29)
Class 2 shares
2017	18.33	0.47	3.48	3.95	(0.25)	(0.57)	(0.82)
2016	18.50	0.26	0.83	1.09	(0.23)	(1.03)	(1.26)
2015	20.80	0.24	(0.55)	(0.31)	(0.43)	(1.56)	(1.99)
2014	23.38	0.49	1.32	1.81	(0.33)	(4.06)	(4.39)
2013	18.61	0.33	4.68	5.01	(0.24)	–	(0.24)

See accompanying notes.

112

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$12.95	8.41%	$194,742	0.23	%(c)	3.69%	29.3%
12.45	7.04	196,393	0.23	(c)	3.32	17.1
12.27	(1.31)	200,828	0.23	(c)	3.05	25.2
13.22	6.03	215,309	0.23	(c)	3.55	18.8
13.72	7.75	214,572	0.23	(c)	3.57	29.7

12.83	8.13	23,003	0.48	(c)	3.57	29.3
12.34	6.73	20,085	0.48	(c)	3.06	17.1
12.17	(1.55)	21,108	0.48	(c)	2.85	25.2
13.12	5.80	19,836	0.48	(c)	3.27	18.8
13.62	7.46	19,464	0.48	(c)	3.36	29.7

21.72	22.22	163,861	0.23	(c)	2.50	37.7
18.54	6.15	145,083	0.23	(c)	1.61	23.4
18.70	(1.62)	142,227	0.23	(c)	1.45	37.9
21.00	8.68	138,863	0.23	(c)	2.50	20.4
23.55	27.40	121,049	0.23	(c)	1.89	62.5

21.46	21.95	126,632	0.48	(c)	2.33	37.7
18.33	5.90	103,870	0.48	(c)	1.41	23.4
18.50	(1.87)	95,775	0.48	(c)	1.19	37.9
20.80	8.35	96,446	0.48	(c)	2.21	20.4
23.38	27.09	87,689	0.48	(c)	1.57	62.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

113

		FINANCIAL HIGHLIGHTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SHORT-TERM INCOME ACCOUNT
Class 1 shares
2017		$2.54	$0.05	$0.01	$0.06	($0.05)	$–	($0.05)
2016		2.54	0.05	–	0.05	(0.05)	–	(0.05)
2015		2.59	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014		2.59	0.05	(0.01)	0.04	(0.04)	–	(0.04)
2013		2.61	0.04	(0.01)	0.03	(0.05)	–	(0.05)
Class 2 shares
2017		2.53	0.05	0.01	0.06	(0.05)	–	(0.05)
2016		2.53	0.04	0.01	0.05	(0.05)	–	(0.05)
2015		2.58	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014		2.59	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2013		2.60	0.04	(0.01)	0.03	(0.04)	–	(0.04)
SMALLCAP ACCOUNT
Class 1 shares
2017		15.21	0.06	1.89	1.95	(0.06)	–	(0.06)
2016		13.55	0.15	2.15	2.30	(0.04)	(0.60)	(0.64)
2015		13.99	0.05	(0.03)	0.02	(0.01)	(0.45)	(0.46)
2014		13.79	0.02	0.64	0.66	(0.05)	(0.41)	(0.46)
2013		9.36	0.04	4.43	4.47	(0.04)	–	(0.04)
Class 2 shares
2017		15.17	0.02	1.87	1.89	(0.02)	–	(0.02)
2016		13.52	0.11	2.15	2.26	(0.01)	(0.60)	(0.61)
2015	(e)	14.49	0.02	(0.53)	(0.51)	(0.01)	(0.45)	(0.46)

See accompanying notes.

114

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net
Value, End	Total		Period (in	to Average Net		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets	Turnover Rate

$2.55	2.39%		$158,446	0.50	%(c)	2.01%		67.3%
2.54	2.14		170,538	0.50	(c)	1.91		48.6
2.54	0.71		160,833	0.49	(c)	1.63		57.0
2.59	1.73		267,674	0.49	(c)	1.74		54.3
2.59	1.14		256,561	0.48	(c)	1.65		54.7

2.54	1.78	(d)	2,300	0.75	(c)	1.78		67.3
2.53	2.01		2,072	0.75	(c)	1.65		48.6
2.53	0.59		1,485	0.74	(c)	1.39		57.0
2.58	1.02		913	0.74	(c)	1.49		54.3
2.59	1.25		838	0.73	(c)	1.40		54.7

17.10	12.87		208,669	0.83		0.37		64.1
15.21	17.39		209,911	0.83		1.08		57.1
13.55	(0.10)		205,344	0.83		0.33		63.3
13.99	4.89		64,682	0.87		0.16		67.0
13.79	47.81		64,785	0.87		0.38		78.1

17.04	12.57	(d)	5,371	1.08		0.12		64.1
15.17	17.15		4,938	1.08		0.80		57.1
13.52	(3.76	) (f)	4,523	1.08	(g)	0.13	(g)	63.3	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(e)	Period from February 17, 2015 date operations commenced, through December 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

115

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders of Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Growth Account, MidCap Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and SmallCap Account and Board of Directors of Principal Variable Contracts Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Growth Account, MidCap Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and SmallCap Account (collectively referred to as the “Accounts”) (15 of the accounts constituting Principal Variable Contracts Funds, Inc. (the “Fund”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Accounts at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on each of the Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers and agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Principal investment companies since 1969.

Minneapolis, Minnesota

February 20, 2018

See accompanying notes.

116

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2017 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each account’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
		Ending	During Period
	Beginning Account	Account Value	July 1, 2017	Annualized
	Value July 1, 2017	December 31, 2017	to December 31, 2017(a)	Expense Ratio
Diversified International Account Class 1
Actual	$1,000.00	$1,113.83	$4.85	0.91%
Hypothetical	1,000.00	1,020.62	4.63	0.91

Diversified International Account Class 2
Actual	1,000.00	1,112.64	6.18	1.16
Hypothetical	1,000.00	1,019.36	5.90	1.16

Equity Income Account Class 1
Actual	1,000.00	1,120.90	2.67	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Equity Income Account Class 2
Actual	1,000.00	1,119.67	4.01	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Government & High Quality Bond Account Class 1
Actual	1,000.00	1,006.67	2.58	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Government & High Quality Bond Account Class 2
Actual	1,000.00	1,004.96	3.84	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

Income Account Class 1
Actual	1,000.00	1,021.52	2.60	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Income Account Class 2
Actual	1,000.00	1,020.96	3.87	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

117

	SHAREHOLDER EXPENSE EXAMPLE (Continued)
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2017 (undaudited)

			Expenses Paid
		Ending	During Period
	Beginning Account	Account Value	July 1, 2017	Annualized
	Value July 1, 2017	December 31, 2017	to December 31, 2017(a)	Expense Ratio

LargeCap Growth Account Class 1
Actual	1,000.00	1,159.71	3.76	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69

LargeCap Growth Account Class 2
Actual	1,000.00	1,158.45	5.11	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94

MidCap Account Class 1
Actual	1,000.00	1,111.03	2.87	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54

MidCap Account Class 2
Actual	1,000.00	1,109.64	4.20	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

Principal Capital Appreciation Account Class 1
Actual	1,000.00	1,112.27	3.35	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

Principal Capital Appreciation Account Class 2
Actual	1,000.00	1,110.89	4.68	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88

Real Estate Securities Account Class 1
Actual	1,000.00	1,050.49	4.60	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Real Estate Securities Account Class 2
Actual	1,000.00	1,049.61	5.89	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

SAM Balanced Portfolio Class 1
Actual	1,000.00	1,074.69	1.20	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Balanced Portfolio Class 2
Actual	1,000.00	1,073.68	2.51	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	1,054.95	1.19	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	1,054.01	2.49	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	1,097.69	1.22	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	1,096.62	2.54	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Flexible Income Portfolio Class 1
Actual	1,000.00	1,040.63	1.18	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Flexible Income Portfolio Class 2
Actual	1,000.00	1,038.41	2.47	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	1,108.59	1.22	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	1,107.66	2.55	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

118

	SHAREHOLDER EXPENSE EXAMPLE (Continued)
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2017 (undaudited)

			Expenses Paid
		Ending	During Period
	Beginning Account	Account Value	July 1, 2017	Annualized
	Value July 1, 2017	December 31, 2017	to December 31, 2017(a)	Expense Ratio

Short-Term Income Account Class 1
Actual	1,000.00	1,007.98	2.53	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Short-Term Income Account Class 2
Actual	1,000.00	1,001.95	3.78	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

SmallCap Account Class 1
Actual	1,000.00	1,101.17	4.40	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83

SmallCap Account Class 2
Actual	1,000.00	1,100.29	5.72	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

119

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	134	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948
Leroy T. Barnes, Jr.	Retired.	134	McClatchy
Director since 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.
Craig Damos	President, The Damos Company	134	Hardin Construction
Director since 2008
Member, Audit Committee
Member, 15(c) Committee
1954
Mark A. Grimmett	Formerly, Executive Vice	134	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960
Fritz S. Hirsch	Formerly, CEO, MAM USA	134	Focus Products Group;
Director since 2005			MAM USA
Member, Operations Committee
Member, 15(c) Committee
1951
Tao Huang	Retired.	134	Armstrong World
Director since March 2012			Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962
Karen (“Karrie”) McMillan	Managing Director, Patomak	134	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute
Elizabeth A. Nickels	Formerly, Executive Director,	134	Charlotte Russe; Follet
Director since 2015	Herman Miller Foundation;		Corporation; PetSmart;
Member, Audit Committee	Formerly President, Herman		SpartanNash; Spectrum
1962	Miller Healthcare		Health Systems

120

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	134	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Executive Director – Funds, Principal Global
Member, Executive Committee	Investors, LLC (“PGI”) since 2017
1961	Director, PGI since 2017
Director, PFD since 2015
Vice President/Mutual Funds and Broker
Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (“PMC”) (2006-2015)
President & Chief Executive Officer,
PMC (2015-2017)
Executive Vice President/Chief Operating
Officer, PMC (2008-2015)
Chair, PMC (2015-2017)
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Finisterre Capital LLP since 2011	134	None
Director since 2008	Director, Origin Asset Management
Chair	LLP since 2011
Member, Executive Committee	Chairman, Principal Financial
1959	Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Senior Vice President/Retirement and
Income Solutions (“RIS”), PLIC (2008-2015)
President/RIS, PLIC since 2015
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)

Patrick Halter	Director, Morley Capital Management, Inc.	134	None
Director since 2017	(“Morley”) since 2017
Member, Executive Committee	Chair, Post Advisory Group, LLC (“Post”)
1959	since 2017
Chief Operating Officer, PGI since 2017
Director, PGI since 2003
Chair, PREI since 2004
Chief Executive Officer, PREI since 2005
Chair, Spectrum since 2017

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA 50392.

121

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1955

Jennifer A. Block	Assistant Counsel (2010-2017)
Vice President, Counsel and Assistant	Counsel, PFD (2009-2013)
Secretary	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2009-2013, 2014-2017)
1973	Counsel, PSI (2009-2013)
Counsel, PSS (2009-2013)

Tracy Bollin	Managing Director, PGI since 2016
Chief Financial Officer	Chief Operating Officer, PMC (2015-2017)
Des Moines, IA 50392	Chief Financial Officer, PFA (2010-2015)
1970	Senior Vice President, PFD since 2015
Chief Financial Officer, PFD (2010-2016)
Senior Vice President, PMC (2015–2017)
Chief Financial Officer, PMC (2010-2015)
Director, PMC (2014–2017)
Chief Financial Officer, PSI (2010-2015)
Director, PSS since 2014
President, PSS since 2015
Chief Financial Officer, PSS (2010-2015)

Ashley Fuhrmeister	Council, PLIC since 2017
Assistant Counsel	Prior thereto, Attorney in Private Practice
Des Moines, IA 50392
1982

Gina L. Graham	Vice President/Treasurer, PFA since 2016
Treasurer	Vice President/Treasurer, PFD since 2016
Des Moines, IA 50392	Vice President/Treasurer, PGI since 2016
1965	Vice President/Treasurer, PLIC since 2016
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016
Vice President/Treasurer, PSI since 2016
Vice President/Treasurer, PSS since 2016

Layne A. Rasmussen	Vice President/Controller, PMC
Vice President
Des Moines, IA 50392
1958

Sara L. Reece	Director - Accounting, PLIC since 2015
Vice President and Controller	Assistant Financial Controller, PLIC prior to 2015
Des Moines, IA 50392
1975

Greg Reymann	Assistant General Counsel, PLIC since 2014
Assistant Counsel	Assistant General Counsel, PMC(2015-2017)
Des Moines, IA 50392	VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset
1958	Management, Inc. (“TAM”) (2010-2012)
Assistant General Counsel, Transamerica Asset Management Group
(2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Teri R. Root	Deputy Chief Compliance Officer, PGI since 2017
Interim Chief Compliance Officer	Vice President and Chief Compliance Officer, PMC (2015–2017)
Des Moines, IA 50392	Compliance Officer, PMC (2010-2013)
1979	Vice President, PSS since 2015

122

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel and Assistant	Prior thereto, Attorney in Private Practice
Secretary
Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2007-2013, 2014-2017)
1972	Counsel, PSI (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC since 2014
Director – Treasury, PLIC (2007-2014)
Director – Treasury, PMC (2003-2013)
Assistant Vice President/Treasury, PMC (2013-2017)
Assistant Vice President/Treasury, PSI since 2013
Director – Treasury, PSI (2011-2013)
Assistant Vice President/Treasury, PSS since 2013
Director – Treasury, PSS (2007-2013)

Beth Wilson	Director and Secretary – Funds, PLIC
Vice President and Secretary	Vice President, PMC (2007-2013)
Des Moines, IA 50392
1956

Clint Woods	Vice President, Associate General Counsel, Governance Officer, and
Vice President and Of Counsel	Assistant Corporate Secretary, PLIC since 2015
Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, and Governance
1961	Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)
Jared Yepsen	Counsel, PGI since 2017
Assistant Tax Counsel	Counsel, PLIC since 2015
Des Moines, IA 50392	Senior Attorney, Transamerica Life Insurance Company (TLIC)
1981	(2013-2015)
Attorney, TLIC (2010-2013)

The 15(c) Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials.

The Audit Committee’s primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board.

The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law; 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval.

123

The Nominating and Governance Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The nominating functions of the Committee include selecting and nominating all candidates who are not “interested persons” of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 711 High Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Funds Complex, communications with the Fund Complex’s shareholders, and review and oversight of the Fund Complex’s operations.

Additional information about the Fund is available in the Prospectus dated May 1, 2017, and the Statement of Additional Information dated May 1, 2017. These documents may be obtained free of charge by writing Principal Variable Contracts Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalFunds.com/prospectuses-pvc.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.

124

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) approved the renewal of the Management Agreement and various subadvisory agreements for all Funds.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 12, 2017 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between the Principal Global Investors, LLC (“PGI” or the “Manager”) and PVC, on behalf of each of the thirty-six (37) series of PVC (each series is referred to as a “Fund”); and (2) the Subadvisory Agreements between the Manager and each of Brown Advisory, LLC; Columbus Circle Investors (“CCI”); Mellon Capital Management Corporation; Principal Real Estate Investors, LLC (“Principal-REI”); Spectrum Asset Management Inc. (“Spectrum”) and T. Rowe Price Associates, Inc. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

On May 1, 2017, each of Principal Management Corporation (“PMC”) and Edge Asset Management Inc. (“Edge”), each an affiliate of PGI, merged with and into PGI. Prior to May 1, 2017, PMC served as the investment advisor to the Funds and PGI and Edge served as subadvisors to certain of the Funds. References herein to the “Manager” mean PMC for periods prior to May 1, 2017 and PGI for periods on and after May 1, 2017.

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of the services provided under the Management Agreements, including administrative services. The Board considered the experience and skills of senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Management Agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreements. The Board also considered that, during the periods reviewed, the Manager had delegated day-to-day portfolio management responsibility for certain Funds to the Subadvisors. The Board noted that the Manager’s process for the selection of subadvisors emphasizes the selection of Principal-affiliated subadvisors that are determined to be qualified under the Manager’s due diligence process, but that the Manager will select an unaffiliated subadvisor to manage all or a portion of a Fund’s portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s investment mandate and available expertise and resources within the Principal organization. With respect to Funds with unaffiliated Subadvisors, the Board considered the due diligence process developed by the Manager for purposes of selecting a qualified unaffiliated subadvisor for a Fund. The Board considered the Manager’s due diligence process for monitoring and replacing Subadvisors. The Board also considered the compliance program established by the Manager for the Funds and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and included those findings in their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under each Management Agreement were satisfactory.

The Board considered the nature, quality and extent of the services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, the investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisors to the Funds under the Subadvisory Agreements are satisfactory

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Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods, reviewing both the investment return during the three-year period ended March 31, 2017 and the blended investment return (50%/50%) of the three- and five-year periods ended March 31, 2017, and compared those returns to various agreed-upon performance measures, including, for all Funds, other than any Funds without a one-year performance history, peer-group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year performance history, the Board reviewed performance for a one-year or three-year period ended March 31, 2017, respectively, if available. The Board also compared each Fund’s investment performance over the one-, three- and five-year periods ended March 31, 2017, as available, to one or more relevant benchmark indices. The Board noted that certain Funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were certain Funds, and certain Subadvisors for multi-manager Funds, that had not attained during the relevant period(s) a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund or Subadvisor and/or remedial efforts being taken to improve performance. The Board considered the Manager’s due diligence process for evaluating performance applied to all Funds and all Subadvisors, for which they received regular reporting, and concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisors at the appropriate time, if necessary.

As to each subadvised Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable. Based upon all relevant factors, the Board concluded that each Subadvisor is qualified and that either: (1) the investment performance of the Subadvisor met acceptable levels of investment performance; or (2) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances or in light of remedial efforts being taken to improve performance, as applicable, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fee. For each Fund, the Board received certain information from Broadridge. For Funds, the Board received information comparing each Fund’s (1) contractual management fee at current asset levels and at theoretical asset levels, (2) actual (after any fee waivers) management fee at average fiscal-year asset levels, (3) actual non-management fees at average fiscal-year asset levels, and (4) actual total expense ratio (including, as applicable, acquired fund fees and expenses) at average fiscal-year asset levels for Class 1 shares, in each case as available, to investment advisory fees and expense ratios of funds in a peer group selected by Broadridge, and reviewed by the 15(c) Committee (“Expense Group”), and, if available, a broad-based, industry category defined by Broadridge (“Expense Universe”). For Funds that did not offer Class 1 shares, the information provided was based upon Class 2 shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and other funds and non-fund accounts managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability, the existence and sharing of economies of scale and expense caps and fee waivers. In reviewing the fees of other accounts managed by the Manager, the Board considered information provided by the Manager regarding differences between the services provided to the Funds and the services provided to such other accounts. For most Funds, actual management fees were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. Discussion is set forth below regarding specific factors relevant to the Board’ review of certain other Funds.

For each of the SAM Portfolios, the Board considered information from management about the Manager’s unique strategic and tactical asset allocation processes employed in the management of the Fund. The Board considered the new contractual management fee waivers for all share classes of the SAM Balanced Portfolio, the SAM Conservative Balanced Portfolio, the SAM Conservative Growth Portfolio and the SAM Strategic Growth Portfolio, to be effective from January 1, 2018 through April 30, 2019. The Board also considered the estimated pro forma effect the waivers would have on the total expense ratio for each of the SAM Portfolios, which in the case of all but one Portfolio would change the ranking of the total expense ratio to the second or third quartile. Taking into consideration these factors, the Board determined that the management fees, net of waivers (as applicable), were justified by the strategy and processes of the Funds. For each of the SAM Portfolios, the Board concluded that the Fund met performance expectations.

126

With respect to the LifeTime Accounts, the Board noted that the Funds pay no Fund-level management fees. The Board also reviewed the actual non-management expenses of the Funds and found them to be reasonable. The Board reviewed the total net expense ratios of the Funds, including acquired fund fees and expenses, and noted that the rankings of certain Funds moved into the fourth quartile, which was attributable in part to changes in peer group composition. Based upon this observation, the Board determined to monitor the Funds’ total net expense ratios going forward.

With respect to LargeCap Growth Account I using the “Core Satellite” structure, the Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee. The Board considered the services provided by the Manager in managing the enhanced index “Core” sleeve as a part of the overall services covered by the net management fee received by the Manager.

The Board also considered the expense caps and fee waivers that would be in place with respect to certain Funds and share classes. The list of agreed upon expense caps and fee waivers is the result of the Manager’s proposals to extend the expense caps and fee waivers for certain Funds and share classes and to terminate the expense caps and fee waivers for certain Funds and share classes that are both currently operating and projected to operate below applicable expense caps. The list of agreed upon expense caps and fee waivers also reflects the new fee waivers for the SAM Portfolios described above and the new or revised expense caps and fee waivers for the Bond Market Index Account to be effective from October 1, 2017 through April 30, 2019.

With regard to the International Emerging Markets Account, the Board noted that the contractual management fee, the current actual management fee and the total net expense ratio on the basis of Class 1 shares were higher than third quartile (89th, 89th and 89th percentiles, respectively) in the Expense Group. Considering all relevant factors, including the Fund’s performance in the second quartile of its Morningstar peer group for the three-year period ended March 31, 2017 (38th percentile) and near the median of the Morningstar peer group for the blended three- and five-year period ended March 31, 2017 (51st percentile), the Board concluded that the Management Agreement should be renewed.

With regard to the LargeCap S&P 500 Managed Volatility Index Account, the Board noted that the contractual management fee, the actual management fee and the total net expense ratio on the basis of Class 1 shares were higher than third quartile (99th, 99th and 99th percentiles, respectively) in the Expense Group. Considering all relevant factors, including that the other funds in the Expense Group did not include the additional feature of a volatility mitigation strategy, that the Fund’s performance was in the second quartile for the three-year period ended March 31, 2017 (38th percentile) and that the Fund’s performance was within a reasonable range of its underlying index, the Board concluded that the Management Agreement should be renewed.

Considering all factors they deemed relevant, the Board concluded that the management fee payable by each Fund was reasonable in light of the nature, quality and extent of the services provided by the Manager and other relevant factors.

In addition, with regard to the Diversified Growth Volatility Control Account and the Diversified Balanced Volatility Control Account, each of which is permitted to invest in unaffiliated exchange-traded funds in excess of the limits set forth in Section 12(d)(1) of the Investment Company Act of 1940, as amended, in accordance with exemptive orders issued to such exchange-traded funds and procedures previously adopted by the Board, the Board considered information provided by the Manager relating to the non-duplicative nature of the Fund’s management fees and found that the management fees charged by the Manager under the Management Agreement for the Fund are for services provided in addition to, and are not duplicative of, services provided under the investment advisory contract(s) of the exchange-traded funds in which the Fund may invest.

Profitability

The Board reviewed detailed information regarding revenues the Manager received under the Management Agreements and the estimated direct and indirect costs the Manager incurred in providing to each Fund the services described in the applicable Management Agreements for the year ended December 31, 2016. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (Columbus Circle Investors, Principal-REI and Spectrum) and the aggregated return on revenue to the Manager and its affiliates for the year ended December 31, 2016. The Board considered management’s statements regarding the effects of the merger of PMC with and into PGI on profitability calculations. The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability information presented by the Manager.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board then reviewed the levels at which breakpoints occur, the incremental declines in management fees at each breakpoint and the amount of fee reductions that had been provided to shareholders as a result of the sharing of economies of scale. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board also noted management’s explanation of efficiencies in the Manager’s cost structure and the impact on the Manager’s profitability. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

127

The Board noted that the LifeTime Accounts do not directly pay management fees, although shareholders bear a portion of the cost of the management fees at the underlying fund level as reflected in the acquired fund fees and expenses. The Board also noted that the management fees for the Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Volatility Control Account, Diversified Growth Account, the Diversified Growth Managed Volatility Account, the Diversified Balanced Volatility Control Account, the Diversified Income Account, the Multi-Asset Income Account, the Bond Market Index Account, and the LargeCap S&P 500 Index Account, do not include breakpoints, but each such Fund has a relatively low basis point fee (25 basis points or less) on all Fund assets. Considering all relevant factors, including the level of the fee, the Board determined that no breakpoints were necessary at this time.

Subadvisory Fees, Economies of Scale and Profitability

For each subadvised Fund, the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee.

For each subadvised Fund, the Board received certain information from Broadridge comparing each such Fund’s subadvisory fee at current asset levels and at theoretical asset levels to subadvisory fees of subadvised funds in the Expense Group and, if available, the Expense Universe. The Board considered the proposed reductions in the subadvisory fee schedules for Mellon Capital Management Corporation with respect to the Bond Market Index Account and T. Rowe Price Associates, Inc. with respect to the LargeCap Growth Account I. The Board also considered the pro forma rankings of the reduced subadvisory fees proposed for each Fund in the applicable Expense Group. In the case of each such proposed subadvisory fee reduction, the Board considered the Manager’s representation that the proposed subadvisory fee was competitive, that the fee rate reduction would not reduce the quality or extent of the services provided by the Subadvisor to the applicable Fund and that the Subadvisor’s obligations would remain the same in all material respects.

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each subadvised Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees or whether the subadvisory fee schedule is otherwise appropriate at current asset levels. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and the Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager. On the basis of the information provided, the Board concluded that the subadvisory fees, with the proposed reductions, were reasonable.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates from their relationships with the Funds. The Board concluded that the management and subadvisory fees for each Fund were reasonable in light of these fall-out benefits.

The Board also considered the character and amount of other incidental benefits received by each Subadvisor when evaluating the subadvisory fees. The Board considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that taking into account these fall-out benefits, the subadvisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

128

FEDERAL INCOME TAX INFORMATION
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2017 (unaudited)

Long-Term Capital Gain Distribution. Certain accounts distributed long-term capital gain dividends during the fiscal year ended December 31, 2017. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the notes to financial statements. To the extent necessary to distribute such capital gains, certain accounts may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Unrecaptured Section 1250 Gain Distribution. Principal Variable Contracts Funds, Inc. – Real Estate Securities Account distributed Unrecaptured Section 1250 gains, in addition to long-term capital gains, in 2017. Unrecaptured Section 1250 gains are gains from the sale of depreciable property that are subject to a maximum tax rate of 25%.

Dividends Received Deduction ("DRD"). For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2017, that qualifies for the DRD are as follows:

Deductible
Account	Percentage
Equity Income Account	71.35%
Income Account	5.61%
LargeCap Growth Account	100.00%
MidCap Account	100.00%
Principal Capital Appreciation Account	100.00%
SAM Balanced Portfolio	31.36%
SAM Conservative Balanced Portfolio	18.37%
SAM Conservative Growth Portfolio	50.82%
SAM Flexible Income Portfolio	12.14%
SAM Strategic Growth Portfolio	60.05%
SmallCap Account	100.00%

Foreign Taxes Paid. The following accounts elect under the Internal Revenue Code Section ("IRC") 853 to pass through foreign taxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2017, are as follows:

	Foreign Taxes	Foreign
Account	Per Share	Source Income
Diversified International Account	$0.0493	99.98%
SAM Balanced Portfolio	$0.0054	10.25%
SAM Conservative Balanced Portfolio	$0.0030	5.84%
SAM Conservative Growth Portfolio	$0.0089	16.53%
SAM Flexible Income Portfolio	$0.0013	2.00%
SAM Strategic Growth Portfolio	$0.0135	22.97%

The accounts may receive a refund of taxes that can result in a redetermination of historical foreign taxes paid in accordance with IRC Section 905(c). The accounts will provide by February 28th annually, when applicable, any foreign tax redetermination on Principal's Tax Center website under the Principal Variable Contracts Funds, Inc.'s Foreign Tax Redetermination Notices.

All latest Federal Income Tax Information is available on Principal's Tax Center website.
Website: https://www.principalfunds.com/individual-investor/customer-support/tax-center

Please consult your tax advisor if you have any questions.

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ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto in response to Item 12(a)(1).

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Elizabeth Nickels, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

December 31, 2016 - $602,235
December 31, 2017 - $610,734

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant during the last fiscal year that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14. Ernst & Young has billed the following amounts for those services.

December 31, 2016 - $ —
December 31, 2017 - $10,000

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

December 31, 2016 - $145,824
December 31, 2017 - $112,847

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1.	The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited to the Funds. For the purposes of this policy, Prohibited Services are:
Services that are subject to audit procedure during a financial statement audit;
Services where the auditor would act on behalf of management;
Services where the auditor is an advocate to the client's position in an adversarial proceeding;
Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
Financial information systems design and implementation;
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
Actuarial services;
Internal audit functions or human resources;
Broker or dealer, investment advisor, or investment banking services;
Legal services and expert services unrelated to the audit;
Tax planning services related to listed, confidential and aggressive transactions;
Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;
Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.
2.	(A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.	The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.
4.	Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.
5.	The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.
6.	Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee.
Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.	For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.
8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Boards of the Funds on June 12, 2017).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

December 31, 2016 - $145,824
December 31, 2017 - $122,847

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Variable Contracts Funds, Inc.

By /s/ Michael J. Beer
Michael J. Beer, President and CEO

Date 2/13/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Beer

Michael J. Beer, President and CEO

Date 2/13/2018

By /s/ Tracy W. Bollin
Tracy W. Bollin, Chief Financial Officer

Date 2/13/2018